                         POOLING AND SERVICING AGREEMENT

                                   Relating to

                    EQUIVANTAGE HOME EQUITY LOAN TRUST 1997-1

                                      Among

                          EQUIVANTAGE ACCEPTANCE CORP.,
                                   as Sponsor,

                                EQUIVANTAGE INC.,
                                  as Servicer,

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                   as Trustee

                            Dated as of March 1, 1997

                                TABLE OF CONTENTS
                         (Not a Part of this Agreement)

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Parties........................................................................1
Recitals.......................................................................1


                                    ARTICLE I

DEFINITIONS; RULES OF CONSTRUCTION.............................................2
      1.1.  Definitions........................................................2
      1.2.  Use of Words and Phrases..........................................30
      1.3.  Captions; Table of Contents.......................................30
      1.4.  Opinions..........................................................30

                                   ARTICLE II

ESTABLISHMENT AND ORGANIZATION OF THE TRUST...................................30
      2.1.  Establishment of the Trust........................................30
      2.2.  Office............................................................30
      2.3.  Purposes and Powers...............................................31
      2.4.  Appointment of the Trustee; Declaration of Trust..................31
      2.5.  Expenses of the Trust.............................................31
      2.6.  Ownership of the Trust............................................31
      2.7.  Receipt of Trust Estate...........................................31
      2.8.  Miscellaneous REMIC Provisions....................................32
      2.9.  Grant of Security Interest........................................35

                                   ARTICLE III

REPRESENTATIONS, WARRANTIES AND COVENANTS
OF THE SPONSOR AND THE SERVICER;
COVENANT OF SPONSOR TO CONVEY MORTGAGE LOANS..................................36
      3.1.  Representations and Warranties of the Sponsor.....................36
      3.2.  Representations and Warranties of the Servicer....................39
      3.3.  Representations and Warranties of the Sponsor with Respect to the Mortgage Loans................................................41
      3.4.  Covenants of Sponsor to Take Certain Actions with Respect to the
            Mortgage Loans In Certain Situations..............................44
      3.5.  Conveyance of the Mortgage Loans..................................45
      3.6.  Acceptance by Trustee; Certain Substitutions of Mortgage
            Loans; Certification by Trustee...................................49
      3.7.  Cooperation Procedures............................................51

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                                   ARTICLE IV

ISSUANCE AND SALE OF CERTIFICATES.............................................52
      4.1.  Issuance of Certificates..........................................52
      4.2.  Sale of Certificates..............................................52

                                    ARTICLE V

CERTIFICATES AND TRANSFER OF INTERESTS........................................52
      5.1.  Terms.............................................................52
      5.2.  Forms.............................................................53
      5.3.  Execution, Authentication and Delivery............................53
      5.4.  Registration and Transfer of Certificates.........................53
      5.5.  Mutilated, Destroyed, Lost or Stolen Certificates.................55
      5.6.  Persons Deemed Owners.............................................56
      5.7.  Cancellation......................................................56
      5.8.  Limitation on Transfer of Ownership Rights........................56
      5.9.  Assignment of Rights..............................................57

                                   ARTICLE VI

COVENANTS.....................................................................58
      6.1.  Distributions.....................................................58
      6.2.  Money for Distributions to be Held in Trust; Withholding..........58
      6.3.  Protection of Trust Estate........................................59
      6.4.  Performance of Obligations........................................59
      6.5.  Negative Covenants................................................60
      6.6.  No Other Powers...................................................60
      6.7.  Limitation of Suits...............................................60
      6.8.  Unconditional Rights of Owners to Receive Distributions...........61
      6.9.  Rights and Remedies Cumulative....................................62
      6.10. Delay or Omission Not Waiver......................................62
      6.11. Control by Owners.................................................62

                                   ARTICLE VII

ACCOUNTS, DISBURSEMENTS AND RELEASES..........................................62
      7.1.  Collection of Money...............................................62
      7.2.  Establishment of Certificate Account..............................63
      7.3.  The Certificate Insurance Policy..................................63
      7.4.  [Reserved]........................................................66
      7.5.  Flow of Funds.....................................................66
      7.6.  Investment of Accounts............................................70
      7.7.  Eligible Investments..............................................71

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      7.8.  Reports by Trustee................................................72
      7.9.  Additional Reports by Trustee.....................................75
      7.10. Allocation of Realized Losses.....................................76
      7.11. Reserve Fund......................................................76

                                  ARTICLE VIII

SERVICING AND ADMINISTRATION
OF MORTGAGE LOANS.............................................................77
      8.1.  Servicer and Sub-Servicers........................................77
      8.2.  Collection of Certain Mortgage Loan Payments......................80
      8.3.  Sub-Servicing Agreements Between Servicer and Sub-Servicers.......81
      8.4.  Successor Sub-Servicers...........................................81
      8.5.  Liability of Servicer.............................................81
      8.6.  No Contractual Relationship Between Sub-Servicer and Trustee
            or the Owners.....................................................81
      8.7.  Assumption or Termination of Sub-Servicing Agreement by Trustee...82
      8.8.  Principal and Interest Account....................................82
      8.9.  Delinquency Advances, Compensating Interest and Servicing
            Advances..........................................................84
      8.10. Purchase of Mortgage Loans........................................85
      8.11. Maintenance of Insurance..........................................85
      8.12. Due-on-Sale Clauses; Assumption and Substitution Agreements.......86
      8.13. Realization Upon Defaulted Mortgage Loans.........................87
      8.14. Trustee to Cooperate; Release of Files............................89
      8.15. Servicing Compensation............................................90
      8.16. Annual Statement as to Compliance.................................90
      8.17. Annual Independent Certified Public Accountants' Reports; Annual
            Financial Statements of the Sub-Servicer..........................91
      8.18. Access to Certain Documentation and Information Regarding the
            Mortgage Loans....................................................91
      8.19. Assignment of Agreement...........................................91
      8.20. Removal of Servicer; Resignation of Servicer......................92
      8.21. Inspections by Certificate Insurer; Errors and Omissions
            Insurance.........................................................97
      8.22. Merger, Conversion, Consolidation or Succession to Business
            of Servicer.......................................................97
      8.23. Financial Statements..............................................98
      8.24. REMIC.............................................................98
      8.25. The Designated Depository Institution.............................98
      8.26. Appointment of Custodian..........................................98
      8.27. Indemnification by the Sponsor and Servicer.......................98

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                                   ARTICLE IX

TERMINATION OF TRUST..........................................................99
      9.1.   Termination of Trust.............................................99
      9.2.   Termination Upon Option of Class RL Certificate Owners and
             Servicer.........................................................99
      9.3.   Termination Upon Loss of REMIC Status...........................100
      9.4.   Disposition of Proceeds.........................................102
      9.5.   Netting of Amounts..............................................102

                                    ARTICLE X

THE TRUSTEE..................................................................102
      10.1.  Certain Duties and Responsibilities.............................102
      10.2.  Removal of Trustee for Cause....................................105
      10.3.  Certain Rights of the Trustee...................................106
      10.4.  Not Responsible for Recitals or Issuance of Certificates........107
      10.5.  May Hold Certificates...........................................107
      10.6.  Money Held in Trust.............................................107
      10.7.  Compensation and Reimbursement; No Lien for Fees................108
      10.8.  Corporate Trustee Required; Eligibility.........................108
      10.9.  Resignation and Removal; Appointment of Successor...............108
      10.10. Acceptance of Appointment by Successor Trustee..................109
      10.11. Merger, Conversion, Consolidation or Succession to Business
             of the Trustee..................................................110
      10.12. Reporting; Withholding..........................................110
      10.13. Liability of the Trustee........................................111
      10.14. Appointment of Co-Trustee or Separate Trustee...................111

                                   ARTICLE XI

MISCELLANEOUS................................................................113
      11.1.  Compliance Certificates and Opinions............................113
      11.2.  Form of Documents Delivered to the Trustee......................113
      11.3.  Acts of Owners..................................................114
      11.4.  Notices, etc., to Trustee.......................................115
      11.5.  Notices and Reports to Owners; Waiver of Notices................115
      11.6.  Rules by Trustee and Sponsor....................................116
      11.7.  Successors and Assigns..........................................116
      11.8.  Severability....................................................116
      11.9.  Benefits of Agreement...........................................116
      11.10. Legal Holidays..................................................116
      11.11. Governing Law...................................................116
      11.12. Counterparts....................................................116

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      11.13. Usury...........................................................116
      11.14. Amendment.......................................................117
      11.15. REMIC Status; Taxes.............................................118
      11.16. Additional Limitation on Action and Imposition of Tax...........120
      11.17. Appointment of Tax Matters Person...............................120
      11.18. The Certificate Insurer.........................................120
      11.19. Notices.........................................................121

(continued . . . Table of Contents)

SCHEDULE I       --     Schedule of Mortgage Loans........................S-1

EXHIBIT A-1      --     Form of Class A-1 Certificate...................A-1-1

EXHIBIT A-2      --     Form of Class A-2 Certificate...................A-2-1

EXHIBIT A-3      --     Form of Class A-3 Certificate...................A-3-1

EXHIBIT A-4      --     Form of Class A-4 Certificate...................A-4-1

EXHIBIT A-5      --     Form of Class A-5 Certificate...................A-5-1

EXHIBIT B        --     Form of Class B Certificate.......................B-1

EXHIBIT C-1      --     Form of Class RL Certificate....................C-1-1

EXHIBIT C-2      --     Form of Class RU Certificate....................C-2-1

EXHIBIT D        --     Form of Certificate Regarding Prepaid Loans.......D-1

EXHIBIT E        --     Form of Trustee's Receipt.........................E-1

EXHIBIT F        --     Form of Pool Certification........................F-1

EXHIBIT G        --     Form of Delivery Order............................G-1

EXHIBIT H        --     Form of Class R Tax Matters Transfer Certificate..H-1

EXHIBIT I        --     Form of Monthly Report............................I-1

EXHIBIT J        --     Form of Servicer's Trust Receipt..................J-1

EXHIBIT K        --     Form of Liquidation Report........................K-1

EXHIBIT L        --     Form of Special Power of Attorney.................L-1

      POOLING AND SERVICING AGREEMENT, relating to EQUIVANTAGE HOME EQUITY LOAN TRUST 1997-1, dated as of March 1, 1997 by and among EQUIVANTAGE ACCEPTANCE CORP., a Delaware corporation, in its capacity as Sponsor of the Trust (the "Sponsor"), EQUIVANTAGE INC., a Delaware corporation, in its capacity as servicer (the "Servicer"), and NORWEST BANK MINNESOTA, National Association, in its capacity as trustee (the "Trustee").

      WHEREAS, the Sponsor wishes to establish a trust which provides for the allocation and sale of the beneficial interests therein and the maintenance and distribution of the trust estate;

      WHEREAS, the Servicer has agreed to service the Mortgage Loans, which constitute the principal assets of the trust estate;

      WHEREAS, all things necessary to make the Certificates, when executed and authenticated by the Trustee valid instruments, and to make this Agreement a valid agreement, in accordance with their and its terms, have been done;

      WHEREAS, Norwest Bank Minnesota, National Association is willing to serve in the capacity of Trustee hereunder; and

      WHEREAS, Financial Guaranty Insurance Company (the "Certificate Insurer") is intended to be a third party beneficiary of this Agreement and is hereby recognized by the parties hereto to be a third-party beneficiary of this Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Sponsor, the Servicer and the Trustee hereby agree as follows:

                                    ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION

      Section 1.1. Definitions. For all purposes of this Agreement, the following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

      "Account": Any account established in accordance with Section 7.2 or 8.8 hereof.

      "Aggregate Loan Balance": As of any date, the aggregate Loan Balance, by Mortgage Loan Group, as appropriate, of all Mortgage Loans as of such date.

      "Agreement": This Pooling and Servicing Agreement, as it may be amended from time to time, and including the Exhibits and Schedules hereto.

      "Allocable Losses": As defined in Section 7.10 hereof.

      "Appraised Value": The appraised value of any Property based upon the appraisal or other valuation made at the time of the origination of the related Mortgage Loan, or, in the case of a Mortgage Loan which is a purchase money mortgage, the sales price of the Property at such time of origination, if such sales price is less than such appraised value or, in the case of an appraised value or purchase price determined by the related Originator to be excessive, such appraised value adjusted downward.

      "Assignment Opinion": As defined in Section 3.5(b)(ii) hereof.

      "Authorized Officer": With respect to any Person, any individual who is authorized to act for such Person in matters relating to this Agreement, and whose action is binding upon such Person and, with respect to the Trustee, the Sponsor and the Servicer, initially including those individuals whose names appear on the lists of Authorized Officers delivered on the Startup Day.

      "Available Funds": With respect to a Mortgage Loan Group, either the Group I Available Funds or the Group II Available Funds, as appropriate, as defined in
Section 7.3(a) hereof. The term "Available Funds" does not include Insured Payments and does not include any amounts that cannot be distributed to the Owners of the Certificates by the Trustee as a result of proceedings under the United States Bankruptcy Code.

      "Available Funds Cap Carry-Forward Amortization Amount": As of any Payment Date, any amount distributed to the Owners of the Class A-5 Certificates on such Payment Date pursuant to Section 7.5(c)(x) hereof.

      "Available Funds Cap Carry-Forward Amount": As of any Payment Date, the excess, if any, of (x) the sum of (i) the excess, if any, of (a) the amount of interest due on the Class A-5 Certificates on such Payment Date, calculated at the Class A-5 Formula Pass- Through Rate on such Payment Date over (b) the amount of interest due on the Class A-5

Certificates on such Payment Date, calculated at the Class A-5 Pass-Through Rate applicable to such Payment Date, (ii) the excess, if any, of (a) the aggregate amount of interest due on the Class A-5 Certificates on all prior Payment Dates, calculated at the Class A-5 Formula Pass-Through Rate applicable to each such Payment Date over (b) the aggregate amount of interest due on the Class A-5 Certificates on all prior Payment Dates, calculated at the Class A-5 Pass-Through Rate applicable to each such Payment Date, (iii) the amount, if any, described in clause (iv) hereof as of the immediately preceding Payment Date and (iv) the product of (a) one-twelfth of the Class A-5 Formula Pass-Through Rate on such Payment Date and (b) the sum of the amounts described in clauses (ii) and (iii) preceding over (y) all Available Funds Cap Carry-Forward Amortization Amounts actually funded on all prior Payment Dates.

      "Available Funds Shortfall": With respect to a Mortgage Loan Group, as defined in Section 7.5(b)(iii)(A) hereof.

      "Balloon Loan": Any Mortgage Loan which has an amortization schedule which extends beyond its maturity date, resulting in a relatively large unamortized principal balance due in a single payment at maturity.

      "Business Day": Any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the State of New York, the State of Texas or in the city in which the Corporate Trust Office of the Trustee is located, which initially is Minneapolis, Minnesota, are authorized or obligated by law or executive order to be closed; provided, that in connection with any determination of LIBOR, "Business Day" means a day on which banks are also open for dealing in foreign currency and exchange in London and New York City.

      "Cap Agreement": The requirement of the Trustee to make distributions from the Reserve Fund pursuant to Section 7.5.

      "Certificate": Any one of the Class A Certificates, Class B Certificates or the Residual Certificates, each representing the interests and the rights described in this Agreement.

      "Certificate Account": The Certificate Account established in accordance with Section 7.2 hereof and maintained by the Trustee.

      "Certificate Insurance Policy": The certificate guaranty surety bond number 97010145 issued by the Certificate Insurer to the Trustee for the benefit of the Owners of the Class A Certificates.

      "Certificate Insurer": Financial Guaranty Insurance Company, a New York stock insurance company, and any successor thereto.

      "Certificate Insurer Default": The failure by the Certificate Insurer to make a payment required under the Certificate Insurance Policy in accordance with its terms or the bankruptcy or insolvency of the Certificate Insurer.

      "Certificate Principal Balance": As to any Class of the Class A Certificates, the Class A Certificate Principal Balance thereof (but not including any Available Funds Cap Carry- Forward Amount). As to any particular Class A Certificate, the product of the Percentage Interest evidenced thereby and the Certificate Principal Balance of such Class of Class A Certificates. As to Class B, the Class B Certificate Principal Balance. Except as described in the definition of "Class RL Certificate Principal Balance," the Residual Certificates do not have a "Certificate Principal Balance".

      "Class": All of the Class A Certificates, all of the Class B Certificates or all of the Residual Certificates, as the case may be.

      "Class A Certificate": Any Certificate designated as a "Class A-1 Certificate," "Class A-2 Certificate," "Class A-3 Certificate," "Class A-4 Certificate," or "Class A-5 Certificate " on the face thereof, in the form of Exhibits A-1, A-2, A-3, A-4 and A-5 hereto. The Class A Certificates shall be issued with an initial aggregate Certificate Principal Balance equal to the Original Class A Certificate Principal Balance therefor.

      "Class A Certificate Principal Balance": As of any time of determination, and with respect to any Class of Class A Certificates, the Original Class A Certificate Principal Balance thereof less any amounts actually distributed in respect of such Class as part of the Class A Distribution Amount pursuant to
Section 7.5(b)(vi), (vii) and (viii) hereof with respect to principal thereon on all prior Payment Dates (but not including any Available Funds Cap Carry-Forward Amount).

      "Class A Certificate Termination Date": As to any Class of Class A Certificates, the Payment Date on which the Class A Certificate Principal Balance thereof is reduced to zero.

      "Class A Distribution Amount": With respect to the Group I Certificates for any Payment Date, the amount actually distributed to the Owners of such Class A Certificates on such Payment Date, applied first to interest and then to principal, which amount shall be the lesser of (x) the Group I Formula Distribution Amount for such Payment Date and (y) the amount (including any applicable portion of any Insured Payment) available for distribution on account of such Class A Certificates for such Payment Date. With respect to the Class A-5 Certificates for any Payment Date, the amount actually distributed to the Owners of the Class A-5 Certificates on such Payment Date, applied first to interest and then to principal, which amount shall be the lesser of (x) the Group II Formula Distribution Amount for such Payment Date and (y) the amount (including any applicable portion of any Insured Payment) available for distribution on account of the Class A-5 Certificates for such Payment Date.

      "Class A Interest Carry-Forward Amount": With respect to any Payment Date and any Class of Class A Certificates, the sum of (i) the amount, if any, by which (x) the Class A Interest Distribution Amount for such Class as of the immediately preceding Payment

Date exceeded (y) the amount of the actual distribution made to the Owners of such Class A Certificates on such immediately preceding Payment Date on account of the Class A Interest Distribution Amount pursuant to Section 7.5(b)(v) and
(ii) 30 days' interest on such excess at the applicable Class A Pass-Through
Rate.

      "Class A Interest Distribution Amount": With respect to any Class of the Class A Certificates for any Payment Date the sum of:

      (i) the aggregate amount of interest accrued on the Class A Certificate Principal Balance thereof immediately prior to such Payment Date during the related Interest Accrual Period at the applicable Class A Pass-Through Rate (in the case of the Group I Certificates based on a 360-day year of 12 30-day months, and in the case of the Class A-5 Certificates, based on a 360-day year and the actual number of days elapsed in such Interest Accrual Period); and

      (ii) the Class A Interest Carry-Forward Amount for such Class of Class A Certificates.

      "Class A Pass-Through Rate": As to the Class A-1 Certificates, 6.650%; as to the Class A-2 Certificates, 6.975%; as to the Class A-3 Certificates, as to any Payment Date which occurs prior to the Step-Up Payment Date, 7.550%, and as to any Payment Date which occurs on or after the Step-Up Payment Date, 8.050%; as to the Class A-4 Certificates, as to any Payment Date which occurs prior to the Step-Up Payment Date, 7.275%, and as to any Payment Date which occurs on or after the Step-Up Payment Date, 7.775%; as to the Class A-5 Certificates (a) for the initial Interest Accrual Period, 5.8875%, and (b) for each Interest Accrual Period thereafter, a per annum rate of interest equal to the lesser of (x) the Class A-5 Formula Pass-Through Rate for such Interest Accrual Period, and (y) the per annum rate equal to the percentage obtained by (i) dividing (I) the amount of interest included in the Group II Monthly Remittance Amount during the related Remittance Period, reduced by the sum of (A) the Servicing Fee with respect to the Mortgage Loans in Group II during the related Remittance Period,
(B) the Group II Premium Amount for such Remittance Period, (C) the Group II Monthly Trustee Fee Amount for such Remittance Period and (D) in the case of each Interest Accrual Period ending after the Payment Date in August, 1997, an amount equal to 1/12 of 0.75% multiplied by the Aggregate Loan Balance of the Mortgage Loans in Group II as of the first day of the related Remittance Period, by (II) the product of (A) the then outstanding Certificate Principal Balance of the Class A-5 Certificates as of the first day of such Remittance Period and (B) the actual number of days elapsed during such Remittance Period divided by 360 and (ii) multiplying the result by 100.

      "Class A Principal Carry-Forward Amount": With respect to any Payment Date, either the Group I Principal Carry-Forward Amount or the Group II Principal Carry-Forward Amount, or the sum of such amounts, as appropriate.

      "Class A Principal Distribution Amount": With respect to the Group I Certificates for any Payment Date, the lesser of (x) the Group I Principal Distribution Amount for such Payment Date, and (y) the Group I Certificate Principal Balance as of such Payment Date;

with respect to the Class A-5 Certificates for any Payment Date, the lesser of
(x) the Group II Principal Distribution Amount for such Payment Date and (y) the Group II Certificate Principal Balance as of such Payment Date.

      "Class A-4 Lockout Distribution": For any Payment Date, an amount equal to the product of the applicable Class A-4 Lockout Percentage and the Class A-4 Pro Rata Distribution Amount for such Payment Date.

      "Class A-4 Lockout Percentage": For each Payment Date, as follows:

                  Payment Date                Class A-4
                  Occurring In            Lockout Percentage
                  ------------            ------------------

            April 1997 - March 2000               0%
            April 2000 - March 2002              45%
            April 2002 - March 2003              80%
            April 2003 - March 2004             100%
            April 2004 and thereafter           140%

      "Class A-4 Pro Rata Distribution Amount": For any Payment Date, an amount equal to the product of (i) a fraction, the numerator of which is the Class A-4 Certificate Principal Balance and the denominator of which is the Group I Certificate Principal Balance, in each case immediately prior to such Payment Date, and (ii) the Group I Principal Distribution Amount.

      "Class A-5 Formula Pass-Through Rate": For any Interest Accrual Period, LIBOR applicable to such Interest Accrual Period plus, for each Interest Accrual Period ending prior to the Step-Up Payment Date, 0.20%, and for each Interest Accrual Period ending on or after the Step-Up Payment Date, 0.40%.

      "Class A Required Distribution Amount": With respect to the Class A Certificates for any Payment Date, the sum of the Class A Interest Distribution Amount and the Class A Principal Distribution Amount.

      "Class B Certificates": Those certificates in substantially the form set forth in Exhibit B hereto.

      "Class B Carry-Forward Amount": As of any Payment Date, the amount, if any, by which (x) the Class B Distribution Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution to the Owners of the Class B Certificates on such immediately preceding Payment Date pursuant to Section 7.5(b)(ix), (xi) and (xii).

      "Class B Certificate Principal Balance": The Class B Certificate Principal Balance shall initially be $482,472.61 and shall be (x) increased on each Payment Date by the amount of any unpaid Class B Interest pursuant to Section 7.5(b)(xi) and (y) decreased on each Payment Date by the amounts of (i) the excess of any distributions to the Owners of the

Class B Certificates on such Payment Date pursuant to Section 7.5(b)(ix), (xi) and (xii) over the Class B Interest for the related Payment Date, and (ii) the amount of any Allocable Losses allocated as a reduction of the Class B Certificate Principal Balance on such Payment Date pursuant to Section 7.10 hereof. The Class B Certificate Principal Balance shall in no event be less than zero.

      "Class B Distribution Amount": As of any Payment Date, the sum of (i) the Class B Interest Distribution Amount for such Payment Date and (ii) the Class B Principal Distribution Amount for such Payment Date.

      "Class B Interest": As of any Payment Date, the interest allocated to the Class B Certificates as separate components in accordance with Note (5) of
Section 2.8(c) with respect to such Payment Date.

      "Class B Interest Distribution Amount": As of any Payment Date, the lesser of (i) the Class B Interest for such Payment Date and (ii) the amount actually paid pursuant to Section 7.5(b)(xi) and (x).

      "Class B Principal Distribution Amount": As of any Payment Date, the sum of (i) the Subordination Reduction Amount, if any, for such Payment Date and
(ii) the Class B Carry- Forward Amount, if any, as of such Payment Date.

      "Class LT-A_ Certificates": The uncertificated class of interests in the Lower-Tier REMIC, as described in and designated in Section 2.8 hereof.

      "Class LT-AL Certificates": The uncertificated class of interests in the Lower-Tier REMIC, as described in and designated in Section 2.8 hereof.

      "Class LT-1 Certificates": The uncertificated class of interests in the Lower-Tier REMIC, as described in and designated in Section 2.8 hereof.

      "Class LT-2 Certificates": The uncertificated class of interests in the Lower-Tier REMIC, as described in and designated in Section 2.8 hereof.

      "Class LT-3 Certificates": The uncertificated class of interests in the Lower-Tier REMIC, as described in and designated in Section 2.8 hereof.

      "Class LT-4 Certificates": The uncertificated class of interests in the Lower-Tier REMIC, as described in and designated in Section 2.8 hereof.

      "Class LT-5L Certificates": The uncertificated class of interests in the Lower-Tier REMIC, as described in and designated in Section 2.8 hereof.

      "Class LT-M Certificates": The uncertificated class of interests in the Lower-Tier REMIC, as described in and designated in Section 2.8 hereof.

      "Class LT-ML Certificates": The uncertificated class of interests in the Lower-Tier REMIC, as described in and designated in Section 2.8 hereof.

      "Class RL Certificates": Those certificates representing certain residual rights to distributions from the Lower-Tier REMIC in substantially the form set forth as Exhibit C-1 hereto.

      "Class RL Certificate Principal Balance": The Class RL Certificate Principal Balance shall be no less than zero, shall initially be zero and shall be (x) increased on each Payment Date as described in Section 2.8(c) and (y) decreased on each Payment Date by the amounts, if any, distributed to the Owners of the Class RL Certificates pursuant to Section 7.5(b)(xiv) and any Allocable Losses allocated thereto pursuant to Section 7.10.

      "Class RU Certificates": Those Certificates representing certain residual rights to distributions from the Upper-Tier REMIC in substantially the form set forth as Exhibit C-2 hereto.

      "Clean-Up Call Date": The first Remittance Date following the date on which the aggregate Loan Balances of all Mortgage Loans has declined to 10% or less of the Original Aggregate Loan Balance.

      "Closing Date": March 27, 1997.

      "Code": The Internal Revenue Code of 1986, as amended and any successor statute.

      "Combined Loan-to-Value Ratio": With respect to any First Mortgage Loan, the percentage equal to the Original Principal Amount of the related Note divided by the Appraised Value of the related Property and with respect to any Second Mortgage Loan, the percentage equal to (a) the sum of (i) the remaining principal balance, as of origination of the Second Mortgage Loan of the Senior Lien note(s) relating to such Second Mortgage Loan and (ii) the Original Principal Amount of the Note relating to such Second Mortgage Loan divided by
(b) the Appraised Value.

      "Compensating Interest": As defined in Section 8.9(b) hereof.

      "Corporate Trust Office": The principal corporate trust office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479- 0070, Attention: Corporate Trust Services. The telecopy number for the Corporate Trust Office on the Closing Date is (612) 667-3539.

      "Coupon Rate": The rate of interest borne by each Note.

      "Cumulative Loss Amount": With respect to any Payment Date, an amount equal to the aggregate of all Realized Losses incurred in all prior Remittance Periods.

      "Cut-Off Date": The close of business on March 1, 1997, or in the event any Mortgage Loan was originated subsequent to the Cut-Off Date but prior to the Startup Day, the date of origination of such Mortgage Loan.

      "Delinquency Advance": With respect to any Delinquent Mortgage Loan and Remittance Period, the interest (calculated at the Mortgage Loan Coupon Rate net of the Servicing Fee Rate) due, but not collected, with respect to such Mortgage Loan during such Remittance Period.

      "Delinquency Ratio": With respect to any Payment Date, a fraction expressed as a percentage (a) the numerator of which equals the aggregate Loan Balance of all Mortgage Loans that are 90 or more days Delinquent, in foreclosure or converted to REO Properties, as the case may be, as of the last day of the immediately preceding calendar month and (b) the denominator of which is the Aggregate Loan Balance of all of the Mortgage Loans as of the last day of such immediately preceding calendar month.

      "Delinquent": A Mortgage Loan is "Delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days Delinquent," "90 days Delinquent" and so on. For purposes of this definition, Mortgage Loans relating to Mortgagors in bankruptcy or insolvency proceedings under the United States Bankruptcy Code which limit the ability of the Servicer to pursue collection of such loans shall be excluded from being reported as "Delinquent."

      "Delivery Order": The delivery order in the form set forth as Exhibit G hereto and delivered by the Sponsor to the Trustee on the Startup Day pursuant to Section 4.1 hereof.

      "Depository": The Depository Trust Company, 7 Hanover Square, New York, New York 10004 and any successor Depository hereafter named.

      "Designated Depository Institution": With respect to each Account, an institution whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the long-term deposits of which shall be rated (x) A or better by S&P and (y) A2 or better by Moody's and in one of the two highest short-term ratings of each of S&P and Moody's, unless otherwise approved in writing by the Certificate Insurer and each of Moody's and S&P, and which is any of the following: (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws,
(ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Certificate Insurer, Moody's and S&P, and, in each case acting or designated by the Servicer as the depository institution for such Account; provided, however, that any such institution or association shall have combined capital, surplus and undivided profits of at least $100,000,000. Notwithstanding the foregoing, an Account may be held by an institution otherwise meeting the preceding requirements except that the only applicable rating requirement shall be that the unsecured and uncollateralized debt obligations thereof shall be rated Baa3 or better by Moody's if such institution has trust powers and the Account is held by such institution in its trust capacity and not in its commercial capacity.

      "Determination Date": As to each Payment Date, the third Business Day next preceding such Payment Date or such earlier day as shall be agreed by the Certificate Insurer and Trustee.

      "Direct Participant" or "DTC Participant": Any broker-dealer, bank or other financial institution for which the Depository holds Class A Certificates from time to time as a securities depository.

      "Disqualified Organization": "Disqualified Organization" shall have the meaning set forth from time to time in the definition thereof at Section 860E(e)(5) of the Code (or any successor statute thereto) and applicable to the Trust.

      "Document Delivery Requirements": The Sponsor's obligations to deliver certain legal documents, to prepare and record certain Mortgage assignments or to deliver certain opinions or other documentation relating to Mortgage assignments, in each case with respect to the Mortgage Loans and as set forth in
Section 3.5 hereof.

      "Eligible Investments": Those investments so designated pursuant to
Section 7.7 hereof.

      "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

      "Escrow Loans": Any Mortgage Loan all or a portion of the proceeds of which were originally paid into an escrow account pending completion of improvements to be made to the related Property, but excluding any Mortgage Loan for which $5,000 or less was paid into an escrow account for a period not exceeding 90 days after the date of origination of the Mortgage Loan to cover the cost of specified deferred maintenance on the related Property. The Escrow Loans will be identified in a schedule to be prepared by the Originator and delivered to the Sponsor, the Certificate Insurer and the Trustee pursuant to
Section 3.5(j) hereof.

      "Event of Default": Any event described in clause (a) of Section 8.20 hereof.

      "Excess Subordinated Amount": With respect to any Payment Date, either the Group I Excess Subordinated Amount or the Group II Excess Subordinated Amount, as appropriate.

      "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

      "FHLMC": The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended, or any successor thereof.

      "File": The documents delivered to the Trustee pursuant to Section 3.5 hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the File pursuant to this Agreement.

      "Final Certification": As defined in Section 3.6(b) hereof.

      "Final Determination": As defined in Section 9.3(a) hereof.

      "Financing Statements": UCC-1 Financing Statements naming the Originator and the Sponsor as debtor and the Trustee as secured party, filed with the Secretary of State of each of Texas and Minnesota.

      "First Mortgage Loan": A Mortgage Loan secured by a first priority mortgage lien with respect to any Property.

      "FNMA": FNMA, a federally-chartered and privately-owned corporation existing under the Federal National Mortgage Association Charter Act, as amended, or any successor thereof.

      "Group I": The pool of fixed-rate Mortgage Loans identified in the related Schedule of Mortgage Loans as having been assigned to Group I, including any Qualified Replacement Mortgages delivered in replacement thereof.

      "Group I Aggregate Loan Balance": As of any date, the aggregate Loan Balance of all Mortgage Loans in Group I.

      "Group I Available Funds": As defined in Section 7.3(a)(i) hereof.

      "Group I Certificate Principal Balance": With respect to any Payment Date, the aggregate of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificate Principal Balances as of such Payment Date.

      "Group I Certificates": The Class A-1, Class A-2, Class A-3 and Class A-4 Certificates.

      "Group I Excess Subordinated Amount": With respect to any Payment Date, the amount, if any, by which (x) the Group I Subordinated Amount on such Payment Date after taking into account the payment of principal made pursuant to clause
(a) through clause (e) of the Group I Principal Distribution Amount on such Payment Date to the Owners of the

Group I Certificates exceeds (y) the Group I Specified Subordinated Amount for such Payment Date.

      "Group I Formula Distribution Amount": With respect to any Payment Date, the Group I Interest Distribution Amount and the Group I Principal Distribution Amount.

      "Group I Insured Distribution Amount": As to any Payment Date, the sum of
(x) the Group I Interest Distribution Amount for such Payment Date, (y) the Group I Subordination Deficit, if any, for such Payment Date, and (z) any Preference Amounts with respect to which affected Owners have complied with the provisions of Section 7.3(e) hereof.

      "Group I Interest Distribution Amount": As of any Payment Date, the aggregate of the Class A Interest Distribution Amounts for the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates for such Payment Date.

      "Group I Monthly Remittance Amount": The amount remitted by the Servicer from the Principal and Interest Account to the Trustee on each Remittance Date pursuant to Section 8.8(d)(i) hereof and relating to Group I, including any related Delinquency Advances and any related Compensating Interest and net of the Servicing Fee.

      "Group I Monthly Trustee Fee Amount": As of any Payment Date, the product of (x) one-twelfth of the Trustee Fee Rate and (y) the Group I Certificate Principal Balance as of the day preceding such Payment Date.

      "Group I Premium Amount": As to any Payment Date, the difference between
(i) the product of (x) one-twelfth of the Premium Percentage and (y) the Group I Certificate Principal Balance on such Payment Date (before taking into account any distributions of principal to the Owners of the Group I Certificates to be made on such Payment Date) and (ii) (a) with respect to the initial Payment Date, zero and (b) with respect to each Payment Date thereafter, the product of
(x) one-twelfth of the Premium Percentage and (y) the Group I Principal Distribution Amount with respect to the immediately preceding Payment Date.

      "Group I Principal Carry-Forward Amount": With respect to any Payment Date, the amount, if any, by which (x) the amount, if any, described in clause
(f) of the definition of "Group I Principal Distribution Amount," as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution made to the Owners of the Group I Certificates on such immediately preceding Payment Date on account of the Group I Principal Distribution Amount.

      "Group I Principal Distribution Amount": With respect to the Group I Certificates for any Payment Date, the sum, without duplication, of:

      (a) the Group I Principal Carry-Forward Amount, if any,

      (b) the scheduled or unscheduled principal (other than the principal portion of Prepaid Installments) due with respect to the Mortgage Loans in Group I during the related Remittance Period and actually collected by the Servicer during the related Remittance Period, in each case to the extent actually received by the Trustee on the related Remittance Date,

      (c) the Loan Balance of each Mortgage Loan in Group I that either was repurchased by the Originator or by the Sponsor or purchased by the Servicer on the related Remittance Date, to the extent such Loan Balance is actually received by the Trustee,

      (d) any Substitution Amounts delivered by the Sponsor on the related Remittance Date in connection with a substitution of a Mortgage Loan in Group I, to the extent such Substitution Amounts are actually received by the Trustee,

      (e) all Net Liquidation Proceeds and net insurance proceeds actually collected by the Servicer with respect to the Mortgage Loans in Group I during the related Remittance Period (to the extent such Net Liquidation Proceeds and net insurance proceeds relate to principal and are actually received by the Trustee on the related Remittance Date),

      (f) any Group I Subordination Deficit for such Payment Date,

      (g) the proceeds received by the Trustee of any termination of the Trust (to the extent such proceeds related to principal of the Group I Mortgage Loans),

      (h) any Group I Subordination Increase Amount for such Payment Date, to the extent of any Net Monthly Excess Cashflow in respect of the Group I Monthly Remittance Amount;

      (i) to the extent not included in the amount described in clause (h) of the definition of "Group II Principal Distribution Amount" any Group I Subordination Increase Amount for such Payment Date, to the extent of Net Monthly Excess Cashflow in respect of the Group II Monthly Remittance Amount, available for such purpose;

                                      minus

      (j) any Group I Subordination Reduction Amount for such Payment Date.

      "Group I Principal Remittance Amount": With respect to any Remittance Period, the amount remitted to the Trustee by the Servicer on the related Remittance Date with respect to principal collections on the Group I Mortgage Loans for such Remittance Period.

      "Group I Reimbursement Amount": As of any Payment Date, the sum of (a)(i) all Insured Payments previously paid by the Certificate Insurer in respect of Group I and all Preference Amounts relating to Group I (in respect of Group I) previously paid by the Certificate Insurer and in each case not previously repaid to the Certificate Insurer pursuant to 7.5(b)(iii) and (iv) hereof plus (ii) interest accrued on each such Insured Payment and such Preference Amounts not previously repaid calculated at the weighted average of the Class A-1 Pass-Through Rate, the Class A-2 Pass-Through Rate, the Class A-3 Pass-Through Rate and the Class A-4 Pass-Through Rate in each case from the date the Certificate Insurer paid the related Insured Payment or the Preference Amount, as the case may be, and (b)(i) any amounts then due and owing to the Certificate Insurer under the Insurance Agreement relating to Group I, as certified to the Trustee by the Certificate Insurer plus (ii) interest on such amounts at the rate specified in the Insurance Agreement. The Certificate Insurer shall notify the Trustee and the Sponsor of the amount of any Group I Reimbursement Amount.

      "Group I Specified Subordinated Amount": As defined in the Insurance Agreement.

      "Group I Subordinated Amount": As of any Payment Date, the excess, if any, of (x) the Group I Aggregate Loan Balance of the Mortgage Loans as of the close of business on the last day of the related Remittance Period over (y) the Group I Certificate Principal Balance as of such Payment Date (after taking into account the payment of principal made pursuant to clause (a) through clause (e) of the Group I Principal Distribution Amount to the Owners of the Group I Certificates on such Payment Date, except for any portion thereof related to an Insured Payment).

      "Group I Subordination Deficit": As of any Payment Date, the excess, if any, of (x) the Group I Certificate Principal Balance, after taking into account the payment of principal made pursuant to clause (a) through clause (e) of the Group I Principal Distribution Amount to the Owners of the Group I Certificates on such Payment Date (other than the principal portion of any Group I Insured Payment), over (y) the Group I Aggregate Loan Balance as of the close of business on the last day of the prior Remittance Period.

      Group I Subordination Increase Amount": With respect to any Payment Date, the excess, if any, of (i) the Group I Specified Subordinated Amount applicable to such Payment Date over (ii) the Group I Subordinated Amount applicable to such Payment Date prior to taking into account the payment of any Group I Subordination Increase Amount on such Payment Date.

      "Group I Subordination Reduction Amount": With respect to any Payment Date, an amount equal to the lesser of (x) the Group I Excess Subordinated Amount for such Payment Date and (y) the Group I Principal Remittance Amount for the related Remittance Period.

      "Group I Total Available Funds": As defined in Section 7.3(a)(i) hereof.

      "Group I Total Available Funds Shortfall": As defined in Section 7.3(b) hereof.

      "Group I Total Monthly Excess Spread": As of any Payment Date, the excess of (x) the interest portion of the Group I Monthly Remittance Amount remitted by the Servicer on the immediately preceding Remittance Date over (y) the sum of
(i) the Group I Premium Amount, (ii) the Group I Monthly Trustee Fee Amount and
(iii) the Group I Interest Distribution Amount, in each case as of such Payment Date.

      "Group II": The pool of adjustable rate Mortgage Loans identified in the related Schedule of Mortgage Loans as having been assigned to Group II, including any Qualified Replacement Mortgages delivered in replacement thereof.

      "Group II Aggregate Loan Balance": As of any date, the aggregate Loan Balance of all Mortgage Loans in Group II.

      "Group II Available Funds": As defined in Section 7.3(a)(ii) hereof.

      "Group II Certificate Principal Balance": With respect to any Payment Date, the Class A-5 Certificate Principal Balance as of such Payment Date.

      "Group II Certificates": The Class A-5 Certificates.

      "Group II Excess Subordinated Amount": With respect to any Payment Date, the amount, if any, by which (x) the Group II Subordinated Amount on such Payment Date after taking into account the payment of principal made pursuant to clause (a) through clause (e) of the Group II Principal Distribution Amount on such Payment Date to the Owners of the Class A-5 Certificates exceeds (y) the Group II Specified Subordinated Amount for such Payment Date.

      "Group II Formula Distribution Amount": With respect to any Payment Date, the Group II Interest Distribution Amount and the Group II Principal Distribution Amount.

      "Group II Insured Distribution Amount": As to any Payment Date, the sum of
(x) the Group II Interest Distribution Amount for such Payment Date, (y) the Group II Subordination Deficit, if any, for such Payment Date, and (z) any Preference Amounts with respect to which affected Owners have complied with the provisions of Section 7.3(e) hereof.

      "Group II Interest Distribution Amount": As of any Payment Date the Class A Interest Distribution Amount with respect to the Class A-5 Certificates for such Payment Date.

      "Group II Monthly Remittance Amount": The amount remitted by the Servicer from the Principal and Interest Account to the Trustee on each Remittance Date pursuant to Section 8.8(d)(iii) hereof and relating to Group II, including any related Delinquency Advances and any related Compensating Interest and net of the Servicing Fee.

      "Group II Monthly Trustee Fee Amount": As of any Payment Date, the product of (x) one-twelfth of the Trustee Fee Rate and (y) the Class A-5 Certificate Principal Balance as of the day preceding such Payment Date.

      "Group II Premium Amount": As to any Payment Date, the difference between
(i) the product of (x) one-twelfth of the Premium Percentage and (y) the Class A-5 Certificate Principal Balance on such Payment Date (before taking into account any distributions of principal to the Owners of the Class A-5 Certificates to be made on such Payment Date) and

(ii) (a) with respect to the initial Payment Date, zero and (b) with respect to each Payment Date thereafter, the product of (x) one-twelfth of the Premium Percentage and (y) the Group II Principal Distribution Amount with respect to the immediately preceding Payment Date.

      "Group II Principal Carry-Forward Amount": With respect to any Payment Date, the amount, if any, by which (x) the amount, if any, described in clause
(f) of the definition of "Group II Principal Distribution Amount," as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution made to the Owners of the Class A-5 Certificates on such immediately preceding Payment Date on account of the Group II Principal Distribution Amount.

      "Group II Principal Distribution Amount": With respect to the Class A-5 Certificates for any Payment Date, the sum, without duplication, of:

      (a) the Group II Principal Carry-Forward Amount, if any,

      (b) the scheduled and unscheduled principal (other than the principal portion of Prepaid Installments) due with respect to the Mortgage Loans in Group II during the related Remittance Period and actually collected by the Servicer during the related Remittance Period, in each case to the extent actually received by the Trustee on the related Remittance Date,

      (c) the Loan Balance of each Mortgage Loan in Group II that either was repurchased by an Originator or by the Sponsor or purchased by the Servicer on the related Remittance Date, to the extent such Loan Balance is actually received by the Trustee,

      (d) any Substitution Amounts delivered by the Sponsor on the related Remittance Date in connection with a substitution of a Mortgage Loan in Group II, to the extent such Substitution Amounts are actually received by the Trustee,

      (e) all Net Liquidation Proceeds and net insurance proceeds actually collected by the Servicer with respect to the Mortgage Loans in Group II during the related Remittance Period (to the extent such Net Liquidation Proceeds and net insurance proceeds relate to principal and are actually received by the Trustee on the related Remittance Date),

      (f) any Group II Subordination Deficit and for such Payment Date,

      (g) the proceeds received by the Trustee of any termination of the Trust (to the extent such proceeds related to principal on the Group II Mortgage Loans),

      (h) any Group II Subordination Increase Amount for such Payment Date, to the extent of any Net Monthly Excess Cashflow in respect of the Group II Monthly Remittance Amount;

      (i) to the extent not included in the amount described in clause (h) of the definition of "Group I Principal Distribution Amount" any Group II Subordination Increase Amount for such Payment Date, to the extent of Net Monthly Excess Cashflow in respect of the Group I Monthly Remittance Amount, available for such purpose;

                                      minus

      (j) any Group II Subordination Reduction Amount for such Payment Date.

      "Group II Principal Remittance Amount: With respect to any Remittance Period, the amount remitted to the Trustee by the Servicer on the related Remittance Date with respect to principal collections on the Group II Mortgage Loans for such Remittance Period.

      "Group II Reimbursement Amount": As of any Payment Date, the sum of (a)(i) all Insured Payments previously paid by the Certificate Insurer in respect of Group II and all Preference Amounts relating to Group II (in respect of Group
II) previously paid by the Certificate Insurer and in each case not previously repaid to the Certificate Insurer pursuant to 7.5(b)(iii) and (iv) hereof plus
(ii) interest accrued on each such Insured Payment and such Preference Amounts not previously repaid calculated at the Class A-5 Pass-Through Rate in each case from the date the Certificate Insurer paid the related Insured Payment or the Preference Amounts, as the case may be, and (b)(i) any amounts then due and owing to the Certificate Insurer under the Insurance Agreement relating to Group II, as certified to the Trustee by the Certificate Insurer plus (ii) interest on such amounts at the rate specified in the Insurance Agreement. The Certificate Insurer shall notify the Trustee and the Sponsor of the amount of any Group II Reimbursement Amount.

      "Group II Specified Subordinated Amount": As defined in the Insurance Agreement.

      "Group II Subordinated Amount": As of any Payment Date, the excess, if any, of (x) the Group II Aggregate Loan Balances of the Mortgage Loans as of the close of business on the last day of the related Remittance Period over (y) the Class A-5 Certificate Principal Balance as of such Payment Date (after taking into account the payment of principal made pursuant to clause (a) through (e) of the Group II Principal Distribution Amount to the Owners of the Class A-5 Certificates on such Payment Date, except for any portion thereof related to an Insured Payment).

      "Group II Subordination Deficit": As of any Payment Date, the excess, if any, of (x) the Class A-5 Certificate Principal Balance, after taking into account the payment of principal made pursuant to clause (a) through clause (e) of the Group II Principal Distribution Amount to the Owners of the Class A-5 Certificates on such Payment Date (other than the principal portion of any Group II Insured Payment), over (y) the Group II Aggregate Loan Balance as of the close of business on the last day of the prior Remittance Period; provided, that with respect to the Payment Date occurring in April, 2027 for the Class A-5 Certificates, the Group II Subordination Deficit shall be the aggregate outstanding Certificate Principal Balance of the Class A-5 Certificates if the Servicer has not purchased all remaining Mortgage Loans in Group II as of the preceding Remittance Date at the Loan Purchase Price thereof.

      "Group II Subordination Increase Amount": With respect to any Payment Date, the excess, if any, of (i) the Group II Specified Subordinated Amount applicable to such Payment Date over (ii) the Group II Subordinated Amount applicable to such Payment Date prior to taking into account the payment of any Group II Subordination Increase Amount on such Payment Date.

      "Group II Subordination Reduction Amount": With respect to any Payment Date, an amount equal to the lesser of (x) the Group II Excess Subordinated Amount for such Payment Date and (y) the Group II Principal Remittance Amount for the related Remittance Period.

      "Group II Total Available Funds": As defined in Section 7.3(a)(ii) hereof.

      "Group II Total Monthly Excess Spread": As of any Payment Date, the excess of (x) the interest portion of the Group II Monthly Remittance Amount remitted by the Servicer on the immediately preceding Remittance Date over (y) the sum of
(i) the Group II Premium Amount, (ii) the Group II Monthly Trustee Fee Amount and (iii) the Class A-5 Interest Distribution Amount, in each case as of such Payment Date.

      "Group II Total Available Funds Shortfall": As defined in Section 7.3(b) hereof.

      "Highest Lawful Rate": As defined in Section 11.13.

      "Indemnification Agreement": The Indemnification Agreement dated as of March 1, 1997 between the Underwriter and the Certificate Insurer.

      "Indirect Participant": Any financial institution for whom any Direct Participant holds an interest in a Class A Certificate.

      "Initial Premium": The initial premium payable by the Sponsor on behalf of the Trust to the Certificate Insurer in consideration of the delivery to the Trustee of the Certificate Insurance Policy.

      "Insurance Agreement": The Insurance and Indemnity Agreement dated as of March 1, 1997 among the Sponsor, the Servicer and the Certificate Insurer, as it may be amended from time to time.

      "Insurance Policy": Any hazard, title or primary mortgage insurance policy relating to a Mortgage Loan.

      "Insurance Proceeds": The proceeds of any Insurance Policy relating to a Mortgage Loan, a Property or a REO Property, net of proceeds to be applied to the repair of the

Property or released to the Mortgagor and net of expenses reimbursable therefrom, but excluding any Insured Payment.

      "Insured Distribution Amount": As to any Payment Date, the sum of the Group I Insured Distribution Amount and the Group II Insured Distribution Amount.

      "Insured Payment": As of each Payment Date, an amount equal to the Group I Total Available Funds Shortfall or the Group II Total Available Funds Shortfall, as the case may be, as of such Payment Date.

      "Interest Accrual Period": With respect to the Group I Certificates and any Payment Date, the calendar month immediately preceding such Payment Date; with respect to the Class A-5 Certificates, the actual number of days elapsed from and including the preceding Payment Date (or with respect to the first Interest Accrual Period, from and including the Closing Date) to but excluding such Payment Date.

      "LIBOR": The London interbank offered rate for one-month United States dollar deposits. LIBOR for each Interest Accrual Period shall be determined on the second Business Day preceding the first day of such Interest Accrual Period (each, a "LIBOR Determination Date"), on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as such rates appear on the Reuters Screen LIBOR Page, as of 11:00 a.m. (London time) on such LIBOR Determination Date. On each LIBOR Determination Date, LIBOR will be established by the Trustee as follows:

      (a) If on such LIBOR Determination Date two or more Reference Banks provide such offered quotations, LIBOR shall be the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.0625%) of such offered quotations.

      (b) If on such LIBOR Determination Date fewer than two Reference Banks provide such offered quotations, LIBOR shall be the greater of (x) LIBOR as determined on the previous LIBOR Determination Date and (y) the Reserve Interest Rate.

      The establishment of LIBOR on each LIBOR Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the Class A-5 Certificates for the related Accrual Period shall (in the absence of manifest error) be final and binding.

      "Lifetime Rate Cap ": The provision in the Note for a Group II Mortgage Loan which limits the maximum Coupon Rate over the life of such Mortgage Loan to a maximum over the Coupon Rate on the date of origination of such Mortgage Loan.

      "Liquidated Loan": As defined in Section 8.13(b) hereof. A Mortgage Loan which is purchased from the Trust pursuant to Section 3.3, 3.4, 3.6(b) or 8.10 hereof is not a "Liquidated Loan".

      "Liquidation Expenses": Expenses which are incurred by the Servicer or any Sub- Servicer in connection with the liquidation of any defaulted Mortgage Loan, such expenses, including, without limitation, reasonable legal fees and expenses, and any unreimbursed Servicing Advances expended by the Servicer or any Sub-Servicer pursuant to Section 8.9(c) with respect to the related Mortgage Loan.

      "Liquidation Proceeds": With respect to any Liquidated Loan, any amounts (including the proceeds of any Insurance Policy) recovered by the Servicer in connection with such Liquidated Loan, whether through trustee's sale, foreclosure sale or otherwise.

      "Loan Balance": With respect to each Mortgage Loan, as of any date of determination, the outstanding principal balance thereof on the Cut-Off Date, less any related principal collections or recoveries relating to such Mortgage Loan received by the Servicer as of such date, as reported by the Servicer in its report to the Trustee pursuant to Section 7.8(b) and/or Section 8.8(d)(ii) hereof, as applicable; provided, however, that the Loan Balance for any Mortgage Loan which has become a Liquidated Loan shall be zero following the date on which such Mortgage Loan becomes a Liquidated Loan, and at all times thereafter. The Loan Balance of any Mortgage Loan as of the Cut-Off Date shall be the balance of such Mortgage Loan as of the Cut-Off Date.

      "Loan Purchase Price": With respect to any Mortgage Loan purchased from the Trust on a Remittance Date pursuant to Section 3.3, 3.4, 3.6(b) or 8.10 hereof, an amount equal to the Loan Balance of such Mortgage Loan as of the date of purchase, plus one month's interest on the outstanding Loan Balance thereof as of the beginning of the preceding Remittance Period computed at the related Coupon Rate less, if the Servicer is the purchasing party, the Servicing Fee Rate, together with, without duplication, the aggregate amount of (i) all delinquent interest and all unreimbursed Reimbursable Advances, (ii) all Delinquency Advances which the Servicer or any Sub-Servicer has theretofore failed to remit with respect to such Mortgage Loan and (iii) any Reimbursement Amount relating to such Mortgage Loan.

      "Lower-Tier Interests": As defined in Section 2.8(c) hereof.

      "Lower-Tier REMIC": The segregated pool of assets held by the Trust consisting of the Mortgage Loans, the Certificate Insurance Policy and the Certificate Account.

      "Majority Owners": The Owner or Owners of Class A Certificates evidencing Percentage Interests in excess of 51% in the aggregate.

      "Master Transfer Agreement": The Master Loan Transfer Agreement between the Sponsor and the Transferor dated as of March 1, 1997.

      "Monthly Remittance Amount": As defined in Section 8.8(d)(iii) hereof.

      "Moody's": Moody's Investors Service, Inc.

      "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Note.

      "Mortgage Loan Group": Either Group I or Group II, as appropriate.

      "Mortgage Loans": Such of the mortgage loans transferred and assigned to the Trust pursuant to Section 3.5(a) hereof, together with any Qualified Replacement Mortgages substituted therefor in accordance with this Agreement, as from time to time are held as a part of the Trust Estate, the Mortgage Loans originally so held being identified in the Schedule of Mortgage Loans. The term "Mortgage Loan" includes the terms "First Mortgage Loan", and "Second Mortgage Loan". The term "Mortgage Loan" includes any Mortgage Loan which is Delinquent, which relates to a foreclosure or which relates to a Property which is a REO Property prior to such Property's disposition by the Trust. Any mortgage loan which, although intended by the parties hereto to have been, and which purportedly was, transferred and assigned to the Trust by the Sponsor, in fact was not transferred and assigned to the Trust for any reason whatsoever shall nevertheless be considered a "Mortgage Loan" for all purposes of this Agreement.

      "Mortgagor": The obligor on a Note.

      "Net Liquidation Proceeds": As to any Liquidated Loan, Liquidation Proceeds net of, without duplication, Liquidation Expenses and unreimbursed Servicing Advances, unreimbursed Delinquency Advances and accrued and unpaid Servicing Fees through the date of liquidation relating to such Liquidated Loan. In no event shall Net Liquidation Proceeds with respect to any Liquidated Loan be less than zero.

      "Net Monthly Excess Cashflow": As of any Payment Date, and with respect to either Mortgage Loan Group, the excess of (x) Total Monthly Excess Cashflow for such Mortgage Loan Group over (y) amounts applied pursuant to Section 7.5(b)(iii)(A)-(D).

      "Note": The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

      "Officer's Certificate": A certificate signed by any Authorized Officer of any Person delivering such certificate and delivered to the Trustee.

      "Operative Documents": Collectively, this Agreement, the Master Loan Transfer Agreement, the Certificate Insurance Policy, the Certificates, the Indemnification Agreement, the Insurance Agreement and the Sub-Servicing Agreement.

      "Original Aggregate Loan Balance": The aggregate Loan Balances of all Mortgage Loans as of the Cut-Off Date, i.e., $85,482,472.61 of which the Group I Mortgage Loans represent $70,000,485.51 and the Group II Mortgage Loans represent $15,481,987.10.

      "Original Class A Certificate Principal Balance":  As of the Startup Day:

            Original Class A-1 Certificate Principal Balance      $29,400,000.00
            Original Class A-2 Certificate Principal Balance      $19,900,000.00
            Original Class A-3 Certificate Principal Balance      $13,700,000.00
            Original Class A-4 Certificate Principal Balance       $7,000,000.00
            Original Class A-5 Certificate Principal Balance      $15,000,000.00

      "Original Principal Amount": With respect to each Note, the principal amount of such Note or the mortgage note relating to a Senior Lien, as the case may be, on the date of origination thereof.

      "Originator": EquiVantage Inc., a Delaware corporation, and its successors and assigns.

      "Outstanding": With respect to all Certificates of a Class, as of any date of determination, all such Certificates theretofore executed and delivered hereunder except:

      (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

      (ii) Certificates or portions thereof for which full and final payment money in the necessary amount has been theretofore deposited with the Trustee in trust for the Owners of such Certificates;

      (iii) Certificates in exchange for or in lieu of which other Certificates have been executed and delivered pursuant to this Agreement, unless proof satisfactory to the Trustee is presented that any such Certificates are held by a bona fide purchaser; and

      (iv) Certificates alleged to have been destroyed, lost or stolen for which replacement Certificates have been issued as provided for in
            Section 5.5 hereof.

      Any Certificates in which the Certificate Insurer has an interest pursuant to its right of subrogation shall be "Outstanding Certificates."

      "Owner": The Person in whose name a Certificate is registered in the Register, to the extent described in Section 5.4.

      "Payment Date": Any date on which the Trustee is required to make distributions to the Owners, which shall be the 25th day of each month (or, if such 25th day is not a Business Day, the next succeeding Business Day), commencing in the month immediately following the month in which the Startup Day occurs.

      "Percentage Interest": As to any Class A Certificate, that percentage, expressed as a fraction, the numerator of which is the Certificate Principal Balance of such Certificate as of the Cut-Off Date and the denominator of which is the Original Certificate Principal Balance of all Certificates of the same Class; and as to any Class B Certificate or Residual Certificate, that Percentage Interest set forth on such Class B Certificate or Residual Certificate.

      "Periodic Rate Cap": The provision in the Note for a Group II Mortgage Loan which limits increases or decreases in the Coupon Rate on each rate adjustment date to a maximum increment specified in such provision.

      "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Pool Certification": As defined in Section 3.6(a) hereof.

      "Preference Amount": As to any Payment Date, with respect to the Class A Certificates, any amounts included in previous distributions to Class A Certificate Owners of Class A Distribution Amounts (exclusive of Insured Payments) which are recovered from such Class A Certificate Owners as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction and which have not theretofore been repaid to such Class A Certificate Owners provided such Class A Certificate Owners have complied with the provisions of Section 7.3(e).

      "Premium Percentage": As defined in the Insurance and Indemnity Agreement.

      "Prepaid Installment": With respect to any Mortgage Loan, any installment of principal thereof and interest thereon received prior to the scheduled due date for such installment, intended by the Mortgagor as an early payment thereof and not as a Prepayment with respect to such Mortgage Loan.

      "Prepayment": Any payment of principal of a Mortgage Loan which is received by the Servicer in advance of the scheduled due date for the payment of such principal (other than the principal portion of any Prepaid Installment), and the proceeds of any Insurance Policy which are to be applied as a payment of principal on the related Mortgage Loan shall be deemed to be Prepayments for all purposes of this Agreement.

      "Preservation Expenses": Expenditures made by the Servicer or any Sub-Servicer in connection with a foreclosed Mortgage Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation.

      "Primary Parcel": With respect to any Property with multiple parcels, the parcel having the greatest Appraised Value.

      "Principal and Interest Account": Collectively, each principal and interest account created by the Servicer or any Sub-Servicer pursuant to Section 8.8(a) hereof, or pursuant to any Sub-Servicing Agreement.

      "Prohibited Transaction": "Prohibited transaction" shall have the meaning set forth from time to time in the definition thereof at Section 860F(a)(2) of the Code (or any successor statute thereto) and applicable to the Trust.

      "Property": The underlying property on which a lien is granted securing a Mortgage Loan.

      "Prospectus": Any prospectus (including any prospectus supplement) relating to the Registration Statement pursuant to which the Class A Certificates are offered.

      "Purchase Option Period": As defined in Section 9.3(b) hereof.

      "Qualified Liquidation": "Qualified liquidation" shall have the meaning set forth from time to time in the definition thereof at Section 860F(a)(4) of the Code (or any successor statute thereto) and applicable to the Upper-Tier REMIC or the Lower-Tier REMIC.

      "Qualified Mortgage": "Qualified mortgage" shall have the meaning set forth from time to time in the definition thereof at Section 860G(a)(3) of the Code (or any successor statute thereto) and applicable to the Upper-Tier REMIC or the Lower-Tier REMIC.

      "Qualified Replacement Mortgage": A Mortgage Loan substituted for another pursuant to Section 3.3, 3.4 or 3.6(b) hereof, which (i) bears a variable rate of interest if the Mortgage Loan to be substituted for is in Group II or bears a fixed rate of interest if the Mortgage Loan to be substituted for is in Group I,
(ii) has a Coupon Rate at least equal to the Coupon Rate of the Mortgage Loan being replaced (which, in the case of a Mortgage Loan in Group II, shall mean a Mortgage Loan having an interest rate based on LIBOR and a margin over LIBOR, a Periodic Rate Cap and a Lifetime Rate Cap at least equal to those applicable to the Mortgage Loan being replaced), (iii), in the discretion of the Certificate Insurer, is of the same or better property type and the same or better occupancy status as the replaced Mortgage Loan, (iv) shall be of the same or better credit quality classification at origination of the Mortgage Loan (determined in accordance with the Sponsor's credit underwriting guidelines) as the Mortgage Loan being replaced, (v) shall mature no later than February 1, 2027, (vi) has a Combined Loan-to-Value Ratio as of the Cut-Off Date no higher than the Combined Loan-to-Value Ratio of the replaced Mortgage Loan at such time and shall relate to a Mortgagor having a debt-to-income ratio no higher than the debt-to-income ratio of the Mortgagor whose Mortgage Loan is being replaced, (vii) has a Loan Balance as of the related Replacement Cut-Off Date equal to or less than the Loan Balance of the replaced Mortgage Loan as of such Replacement Cut-Off Date,
(viii) satisfies the criteria set forth from time to time in the definition thereof at Section 860G(a)(4) of the Code (or any successor statute thereto) and applicable to the Upper-Tier REMIC or the Lower-Tier REMIC, all as evidenced by an Officer's Certificate of the Sponsor delivered to the Trustee and the Certificate Insurer prior to any such substitution, (ix) is a valid First Mortgage Loan and (x) if such Qualified Replacement Mortgage is an Escrow Loan, all Required Escrow Documents with respect thereto are delivered to the Trustee within one year of the related Replacement Cut-Off Date. In the event that one or more mortgage loans are proposed to be substituted for one or more Mortgage Loans, the Certificate Insurer may allow the foregoing tests to be met on a weighted average basis or other aggregate basis acceptable to the Certificate Insurer, as evidenced by a written approval delivered to the Trustee by the Certificate Insurer, except that the requirement of clause (viii) hereof must be satisfied as to each Qualified Replacement Mortgage.

      "Realized Loss": As to any Liquidated Loan, the amount, if any, by which the Loan Balance thereof, accrued and unpaid interest and unreimbursed advances as of the date of liquidation is in excess of Net Liquidation Proceeds realized thereon.

      "Record Date": With respect to each Payment Date, for each of the Class A Certificates, the last day of the calendar month immediately preceding the calendar month in which such Payment Date occurs, whether or not such day is a Business Day.

      "Reference Banks": Leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Reuters Screen LIBOR Page on the LIBOR Determination Date in question, (iii) which have been designated as such by the Trustee and (iv) not controlling, controlled by or under common control with the Sponsor or any Originator.

      "Register": The register maintained by the Trustee in accordance with
Section 5.4 hereof, in which the names of the Owners are set forth.

      "Registrar": The Trustee, acting in its capacity as Trustee appointed pursuant to Section 5.4 hereof, or any duly appointed and eligible successor thereto.

      "Registration Statement": The Registration Statement filed by the Sponsor with the Securities and Exchange Commission, including all amendments thereto and including the Prospectus relating to the Class A Certificates constituting a part thereof.

      "Reimbursable Advances": As to any Mortgage Loan, all Delinquency Advances and Servicing Advances made by the Servicer with respect thereto, to the extent not previously paid to or withheld by the Servicer.

      "Reimbursement Amount": Either a Group I Reimbursement Amount or a Group II Reimbursement Amount.

      "REMIC": A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

      "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

      "Remittance Date": Any date on which the Servicer is required to remit monies on deposit in the Principal and Interest Account to the Trustee, which shall be the eighteenth day of each calendar month, commencing in April, 1997 (or, if such eighteenth day is not a Business Day, the next succeeding Business
Day).

      "Remittance Period": The period (inclusive) beginning at the opening of business on the second day of the calendar month immediately preceding the month in which a Remittance Date occurs and ending at the close of business on the first day of the calendar month in which a Remittance Date occurs.

      "REO Property": A Property acquired by the Servicer or any Sub-Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

      "Replacement Cut-Off Date": With respect to any Qualified Replacement Mortgage, the close of business on the first day of the calendar month in which such Qualified Replacement Mortgage is conveyed to the Trust.

      "Representation Letter" shall mean letters to, or agreements with, the Depository to effectuate a book entry system with respect to the Class A Certificates registered in the Register under the nominee name of the Depository.

      "Representations and Warranties": The representations and warranties relating to the Mortgage Loans, as set forth in Section 5 of the Master Loan Transfer Agreement and Section 3.3(a) hereof, together with any Additional Representations and Warranties (as defined in the Master Loan Transfer Agreement).

      "Required Escrow Document": As defined in Section 3.5(k) hereof.

      "Reserve Interest Rate": The rate per annum that the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.0625%) of the one-month U.S. dollar lending rates that New York City banks selected by the Trustee are quoting on the relevant LIBOR Determination Date to the principal London offices of leading banks in the London interbank market or, in the event that the Trustee can determine no such arithmetic mean, (ii) the lowest one-month U.S. dollar lending rate which New York City banks selected by the Trustee are quoting on such LIBOR Determination Date to leading European banks.

      "Residual Certificate": Any Class RL Certificate or any Class RU Certificate.

      "Reserve Fund": The trust account created and maintained pursuant to
Section 7.11. Funds held in the Reserve Fund shall be used for the purposes set forth in such Section.

      "Reuters Screen LIBOR Page": The display designated as page "LIBOR" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks).

      "Rolling Three Month Delinquency Rate": As of any Payment Date, the fraction, expressed as a percentage, equal to the average of the Delinquency Ratio for each of the three (or one and two, in the case of the first and second Payment Dates) immediately preceding Remittance Periods.

      "S&P": Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.

      "Schedule of Mortgage Loans": The Schedule of Mortgage Loans attached hereto as Schedule I.

      "Second Mortgage Loan": A Mortgage Loan which is secured by a second priority mortgage lien with respect to the related Property.

      "Securities Act": The Securities Act of 1933, as amended.

      "Senior Lien": With respect to any Second Mortgage Loan, the mortgage loan relating to the corresponding Property having a first priority lien.

      "Servicer": EquiVantage Inc., a Delaware corporation, and its permitted successors and assigns.

      "Servicer Affiliate": A Person (i) controlling, controlled by or under common control with the Servicer and (ii) which is qualified to service residential mortgage loans.

      "Servicer's Trust Receipt": The Servicer's trust receipt in the form set forth as Exhibit J hereto.

      "Servicing Advance": As defined in Section 8.9(c) and Section 8.13(a) hereof.

      "Servicing Fee": With respect to any Mortgage Loan, the monthly amount retained by the Servicer or by any successor thereto as compensation for servicing and administration duties relating to such Mortgage Loan pursuant to
Section 8.15 hereof and equal to the product of (x) one-twelfth of the related Servicing Fee Rate and (y) the outstanding Loan Balance of such Mortgage Loan as of the opening of business on the first day of the immediately preceding Remittance Period.

      "Servicing Fee Rate": With respect to each First Mortgage Loan, .50% per annum. With respect to each Second Mortgage Loan, .75% per annum.

      "Servicing Standards": As defined in Section 8.1(a) hereof.

      "Specified Subordinated Amount": Either the Group I Specified Subordinated Amount or the Group II Specified Subordinated Amount.

      "Sponsor": EquiVantage Acceptance Corp., a Delaware corporation.

      "Startup Day": March 27, 1997.

      "Step-up Payment Date": The second Payment Date which follows the Clean-Up Call Date.

      "Subordinated Amount": As of any Payment Date, either the Group I Subordinated Amount or the Group II Subordinated Amount.

      "Subordination Deficit": Either the Group I Subordination Deficit or the Group II Subordination Deficit, as appropriate.

      "Subordination Increase Amount": Either the Group I Subordination Increase Amount or the Group II Subordination Increase Amount, as appropriate.

      "Subordination Reduction Amount": Either the Group I Subordination Reduction Amount or the Group II Subordination Reduction Amount, as appropriate.

      "Sub-Servicer": Transworld Mortgage Corporation, a Texas corporation, and its permitted successors and assigns, or any Person with whom the Servicer has entered into a Sub-Servicing Agreement and who satisfies any requirements set forth in Section 8.3 hereof in respect of the qualification of a Sub-Servicer.

      "Sub-Servicing Agreement": The written contract between the Servicer and any Sub-Servicer relating to servicing and/or administration of certain Mortgage Loans as permitted by Section 8.3.

      "Substitution Amount": In connection with the delivery of any Qualified Replacement Mortgage, if the outstanding principal amount of such Qualified Replacement Mortgage as of the applicable Replacement Cut-Off Date is less than the Loan Balance of the Mortgage Loan being replaced as of such Replacement Cut-Off Date, an amount equal to such difference together with accrued and unpaid interest on such amount calculated at the Coupon Rate less, if the Servicer is the replacing party, the Servicing Fee Rate, of the Mortgage Loan being replaced.

      "Tax Matters Person": The Tax Matters Person appointed pursuant to Section
11.17 hereof.

      "Termination Notice": As defined in Section 9.3(b) hereof.

      "Termination Price": As defined in Section 9.2(a) hereof.

      "Total Monthly Excess Cashflow": As defined in Section 7.5(b) hereof.

      "Total Monthly Excess Spread": Either the Group I Total Monthly Excess Spread or the Group II Total Monthly Excess Spread, as appropriate.

      "Transaction Documents": Collectively this Agreement, the Insurance Agreement, the Underwriting Agreement relating to the Class A Certificates, any Sub-Servicing Agreement, the Indemnification Agreement relating to the Prospectus, the Registration Statement and the Certificates.

      "Transferor": EquiVantage Inc., a Delaware corporation, and its permitted successors and assigns.

      "Trust": EquiVantage Home Equity Loan Trust 1997-1, the trust created under this Agreement.

      "Trust Estate": Collectively, all money, instruments and other property, to the extent such money, instruments and other property are subject or intended to be held in trust, and in the subtrusts, for the benefit of the Owners, including all proceeds thereof, including, without limitation, (i) the Mortgage Loans, (ii) such amounts, including Eligible Investments, as from time to time may be held in all Accounts, (iii) any Property, the ownership of which has been effected on behalf of the Trust as a result of foreclosure or acceptance by the Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust, (iv) any Insurance Policies relating to the Mortgage Loans and any rights of the Sponsor under any Insurance Policies, (v) Net Liquidation Proceeds with respect to any Liquidated Loan, (vi) rights under the Certificate Insurance Policy, (vii) the Sponsor's rights under the Master Loan Transfer Agreement and
(viii) the Reserve Fund.

      "Trustee": Norwest Bank Minnesota, National Association, located on the date of execution of this Agreement at the Corporate Trust Office, not in its individual capacity but solely as Trustee under this Agreement, and any successor hereunder.

      "Trustee Fee Rate": 0.025% per annum.

      "Underwriter": Prudential Securities Incorporated, as representative of the several underwriters.

      "Unrecoverable Delinquency Advance": Any Delinquency Advance which the Servicer, in its good faith business judgment, believes will not ultimately be recovered from the related Mortgage Loan.

      "Unregistered Certificates": Certificates which are not registered as evidenced by inclusion in the Register.

      "Upper-Tier REMIC": The segregated pool of assets held by the Trust consisting of the Lower-Tier Interests (except for the Class RL Certificate, as set forth in the chart in Section 2.8(c) hereof).

      "Weighted Net Average Coupon Rate": With respect to any Remittance Period and a Mortgage Loan Group, the weighted average Coupon Rates (weighted by Loan Balances) of the related Mortgage Loans, calculated at the opening of business on the first day of such Remittance Period, less the rate at which the Servicing Fee is then calculated and less the Trustee Fee Rate and Premium Percentage.

      Section 1.2. Use of Words and Phrases. "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Agreement as a whole and not solely to the particular section of this Agreement in which any such word is used. The definitions set forth in Section 1.1 hereof include both the singular and the plural. Whenever used in this Agreement, any pronoun shall be deemed to include both singular and plural and to cover all genders.

      Section 1.3. Captions; Table of Contents. The captions or headings in this Agreement and the Table of Contents are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Agreement.

      Section 1.4. Opinions. Each opinion with respect to the validity, binding nature and enforceability of documents or Certificates may be qualified to the extent that the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law) and may state that no opinion is expressed on the availability of the remedy of specific enforcement, injunctive relief or any other equitable remedy. Any opinion required to be furnished by any Person hereunder must be delivered by counsel upon whose opinion the addressee of such opinion may reasonably rely, and such opinion may state that it is given in reasonable reliance upon an opinion of another, a copy of which must be attached, concerning the laws of a foreign jurisdiction.

                                   ARTICLE II

                   ESTABLISHMENT AND ORGANIZATION OF THE TRUST

      Section 2.1. Establishment of the Trust. The parties hereto do hereby create and establish, pursuant to the laws of the State of New York and this Agreement, the Trust, which, for convenience, shall be known as "EquiVantage Home Equity Loan Trust 1997-1".

      Section 2.2. Office. The office of the Trust shall be in care of the Trustee, addressed to the Corporate Trust Office, or at such other address as the Trustee may designate by notice to the Sponsor, the Servicer, the Owners and to the Certificate Insurer.

      Section 2.3. Purposes and Powers. The purpose of the Trust is to engage in the following activities, and only such activities: (i) the issuance of the Certificates and the acquiring, owning and holding of Mortgage Loans and the Trust Estate in connection therewith; (ii) activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including the investment of moneys in accordance with this Agreement; and (iii) such other activities as may be required in connection with conservation of the Trust Estate and distributions to the Owners; provided, however, that nothing contained herein shall require or permit the Trustee to take any action which would result in the loss of REMIC status for the Upper-Tier REMIC or the Lower-Tier REMIC.

      Section 2.4. Appointment of the Trustee; Declaration of Trust. The Sponsor hereby appoints the Trustee as trustee of the Trust effective as of the Startup Day, to have all the rights, powers and duties set forth herein. The Trustee hereby acknowledges and accepts such appointment, represents and warrants its eligibility as of the Startup Day to serve as Trustee pursuant to Section 10.8 hereof and declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the benefit of the Owners and the Certificate Insurer, as their interests may appear.

      Section 2.5. Expenses of the Trust. On each Payment Date the Trustee shall receive the Monthly Trustee Fee Amount, as provided in Section 7.5(b)(ii) hereof. Any other expenses of the Trust that have been reviewed and approved by the Sponsor or the Servicer (which approval shall not be unreasonably withheld), including the reasonable expenses of the Trustee, its agents and counsel, shall be paid directly by the Sponsor or the Servicer to the Trustee or to such other Person to whom such amounts may be due. Failure by the Sponsor to pay any such fees or other expenses shall not relieve the Trustee of its obligations hereunder. The Trustee hereby covenants with the Owners that every material contract or other material agreement entered into by the Trustee on behalf of the Trust shall expressly state therein that no Owner shall be personally liable in connection with such contract or agreement.

      Section 2.6. Ownership of the Trust. On the Startup Day the ownership interests in the Trust shall be transferred as set forth in Section 4.2 hereof, such transfer to be evidenced by sale of the Certificates as described therein. Thereafter, transfer of any ownership interest shall be governed by Sections 5.4 and 5.8 hereof.

      Section 2.7. Receipt of Trust Estate. The Sponsor hereby directs the Trustee to accept the property conveyed to it pursuant to Section 3.5 hereof in connection with the establishment of the Trust, and the Trustee hereby acknowledges receipt of such property. The Sponsor further directs the Trustee to issue the Certificates, to hold the Class A Certificates as transfer agent for the Depository as provided in Section 5.4, and to deliver the Class B Certificates and the Residual Certificates to the Sponsor.

      Section 2.8. Miscellaneous REMIC Provisions.

      (a) The Trustee shall elect that the Upper-Tier REMIC and the Lower-Tier REMIC shall be treated as REMICs under Section 860D of the Code, as described in
Section 11.15. Any inconsistencies or ambiguities in this Agreement or in the administration of the Trust shall be resolved in a manner that preserves the validity of such REMIC elections.

      (b) The Class A Certificates and the Class B Certificates are hereby designated as "regular interests" with respect to the Upper-Tier REMIC and the Class RU Certificates are hereby designated as the single Class of "residual interest" with respect to the Upper-Tier REMIC.

      (c) The Lower-Tier REMIC will be evidenced by (x) the Class LT-A, Class LT-1, Class LT-2, Class LT-3, Class LT-4, Class LT-M, Class LT-AL, Class LT-5L and Class LT- ML Certificates (the "Lower-Tier Regular Interests"), which will be uncertificated and non-transferable and are hereby designated as the "regular interests" in the Lower-Tier REMIC and (y) the Class RL Certificates, which are hereby designated as the single "residual interest" in the Lower-Tier REMIC (the Lower-Tier Regular Interests, together with the Class RL Certificates, the "Lower-Tier Interests"). The Lower-Tier Regular Interests shall be recorded on the records of the Lower-Tier REMIC as being issued to and held by the Trustee on behalf of the Upper-Tier REMIC.

            For purposes of this Section 2.8, (i) the "Group I Turbo Amount" means the sum of (A) any Group I Subordination Deficit (including the portion of a Group I Principal Carry-Forward Amount which relates to a shortfall in a distribution of a Group I Subordination Deficit) and (B) any Group I Subordination Increase Amount, to the extent of any Net Monthly Excess Cashflow in respect of the Group I Monthly Remittance Amount and (ii) the "Net Group I Turbo Amount" means the Group I Turbo Amount determined as if each Group I Mortgage Loan accrued interest at a rate equal to the excess of its Coupon Rate over the sum of the Servicing Fee Rate, Trustee Fee Rate and Premium Percentage. Any Net Group I Turbo Amount that is attributable to interest on the Group I Mortgage Loans will not be paid to the Lower-Tier Regular Interests, but a portion of the interest payable with respect to the Class LT-M Certificate which equals 1% of the Net Group I Turbo Amount will be payable as a reduction of the principal balances of the Class LT-1, Class LT-2, Class LT-3, and Class LT-4 Certificates in the same manner in which the Net Group I Turbo Amount is allocated among the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, respectively (and will be accrued and added to principal on the Class LT-M Certificate). The amount of interest on the Group I Mortgage Loans equal to the excess of the Group I Turbo Amount over the Net Group I Turbo Amount will be payable as a reduction of the principal balances of the Lower-Tier Regular Interests as follows: (i) 98% to the Class LT-A Certificates, (ii) 1% to the Class LT-1, Class LT-2, Class LT-3 and Class LT-4 Certificates in the same manner in which such excess is allocated among the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, respectively and (iii) 1% to the Class LT-M Certificates (and will be accrued and added to principal on the Class RL Certificates). To the extent that interest on the Group I Mortgage Loans exceeds the sum of interest allocated, as described below, to the Class A-1, Class A-2, Class A-3, Class A-4 and

Class B Certificates and the Group I Turbo Amount, such excess shall be added to the amounts allocated below with respect to the Class LT-AL, Class LT-5L and Class LT-ML Certificates. Principal payments on the Group I Mortgage Loans shall be allocated 98% to the Class LT-A Certificate, 1% to the Class LT-M Certificate and 1% to the Class LT-1, Class LT-2, Class LT-3 and Class LT-4 Certificates until paid in full. The aggregate amount of principal allocated to the Class LT-1, Class LT-2, Class LT-3 and Class LT-4 Certificates shall be apportioned among such Classes in the same manner in which principal is payable with respect to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, respectively. Notwithstanding the foregoing, 98% and 2% of any principal on the Group I Mortgage Loans that are attributable to a Group I Subordination Reduction Amount shall be allocated to the Class LT-A and Class LT-M Certificates, respectively, until paid in full. Allocable Losses on the Group I Mortgage Loans will be allocated first to the Class RL Certificate until the balance thereof attributable to accruals with respect to the Group I Turbo Amount is reduced to zero, then 98% to the Class LT-A Certificates and 2% to the Class LT-M Certificates unless an Allocable Loss causes a Group I Subordination Deficit, and then such loss is allocated to the extent paid from interest as above, and if not paid from interest, as if such loss were a principal payment on the Group I Mortgage Loans.

            Similarly, for purposes of this Section 2.8, (i) the "Group II Turbo Amount" means the sum of (A) any Group II Subordination Deficit (including the portion of a Group II Principal Carry-Forward Amount which relates to a shortfall in a distribution of a Group II Subordination Deficit) and (B) any Group II Subordination Increase Amount, to the extent of any Net Monthly Excess Cashflow in respect of the Group II Monthly Remittance Amount and (ii) the "Net Group II Turbo Amount" means the Group II Turbo Amount determined as if each Group II Mortgage Loan accrued interest at a rate equal to the excess of its Coupon Rate over the sum of the Servicing Fee Rate, Trustee Fee Rate and Premium Percentage. Any Net Group II Turbo Amount that is attributable to interest on the Group II Mortgage Loans will not be paid to the Lower-Tier Regular Interests, but a portion of the interest payable with respect to the Class LT-ML Certificate which equals 1% of the Net Group II Turbo Amount will be payable to the Class LT-5L Certificates (and will be accrued and added to principal on the Class LT-ML Certificate). The amount of interest on the Group II Mortgage Loans equal to the excess of the Group II Turbo Amount over the Net Group II Turbo Amount will be payable as a reduction of the principal balances of the Lower-Tier Regular Interests as follows: (i) 98% to the Class LT-AL Certificates, (ii) 1% to the Class LT-5L Certificates and (iii) 1% to the Class LT-ML Certificates (and will be accrued and added to principal on the Class RL Certificates). To the extent that interest on the Group II Mortgage Loans exceeds the sum of interest allocated, as described below, to the Class A-5 and Class B Certificates and the Group II Turbo Amount, such excess shall be added to the amounts allocated above with respect to the Class LT-A, Class LT-1, Class LT- 2, Class LT-3, Class LT-4 and Class LT-M Certificates. Principal payments on the Group II Mortgage Loans shall be allocated 98% to the Class LT-AL Certificates, 1% to the Class LT- ML Certificates, and 1% to the Class LT-5L Certificates until paid in full. Notwithstanding the foregoing, 98% and 2% of any principal payments on the Group II Mortgage Loans that are attributable to a Group II Subordination Reduction Amount shall be allocated to the Class LT-AL and Class LT-ML Certificates, respectively, until paid in full. Allocable Losses on the Group II Mortgage Loans will be allocated first to the Class RL Certificate until the balance thereof attributable to accruals with respect to the Group II Turbo Amount is reduced to zero, then 98% to the Class LT-AL Certificates and 2% to the Class LT-ML Certificates unless an Allocable Loss causes a Group II Subordination Deficit, and then such loss is allocated to the extent paid from interest as above, and if not paid from interest, as if such loss were a principal payment on the Group II Mortgage Loans.

            The Lower-Tier Interests will have the following designations and pass-through rates, and distributions of principal and interest thereon shall be allocated to the Certificates in the following manner:

--------------------------------------------------------------------------------
     Lower-Tier           Initial    Pass-Through     Allocation      Allocation
      Interests           Balance        Rate        of Principal    of Interest
      ---------           -------        ----        ------------    -----------
--------------------------------------------------------------------------------
LT-A                  $68,600,475.80     (2)             (3)          (4), (5a)
--------------------------------------------------------------------------------
LT-1                     $294,000.00     (2)             (3)          (4), (5a)
--------------------------------------------------------------------------------
LT-2                     $199,000.00     (2)             (3)          (4), (5a)
--------------------------------------------------------------------------------
LT-3                     $137,000.00     (2)             (3)          (4), (5a)
--------------------------------------------------------------------------------
LT-4                      $70,000.00     (2)             (3)          (4), (5a)
--------------------------------------------------------------------------------
LT-M                     $700,009.71     (2)             (3)          (4), (5a)
--------------------------------------------------------------------------------
LT-AL                 $15,172,347.36     (2)             (3)          (4), (5b)
--------------------------------------------------------------------------------
LT-5L                    $150,000.00     (2)             (3)          (4), (5b)
--------------------------------------------------------------------------------
LT-ML                    $159,639.74     (2)             (3)            (5b)
--------------------------------------------------------------------------------
Class RL Certificate           $0.00     N/A             N/A           N/A (6)
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(1)   [Reserved]

(2) The pass-through rate ("Pass-Through Rate") on these Lower-Tier Regular Interests shall at any time of determination equal the Weighted Net Average Coupon Rate in the related Mortgage Loan Group. If there are any prepayment interest shortfalls with respect to a Mortgage Loan Group not covered by Compensating Interest pursuant to Section 8.9(b), such shortfall will reduce the interest accrued on each corresponding Lower-Tier Regular Interest proportionally.

(3) Principal attributable to the Group I Mortgage Loans will be allocated to and apportioned among the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates in the same proportion as principal is payable with respect to such Certificates pursuant to Section 7.5(b), except that a portion of such principal in an amount equal to the Group I Subordination Reduction Amount shall first be allocated to the Class B Certificates until the balance thereof is zero and then to the Class RL Certificate, and all principal will be allocated to the Class B Certificates after the Certificate Principal Balance of the Group I Certificates has been reduced to zero until the balance thereof is zero and then to the Class RL Certificate. Similarly, principal attributable to the Group II Mortgage Loans will be allocated to the Class A-5 Certificates in the same amount as principal is payable with respect to such Certificates pursuant to
      Section 7.5(b), except that a portion of such principal in an amount equal to the Group II Subordination Reduction Amount shall first be allocated to the Class B Certificates until the balance thereof is zero and then to the Class RL Certificate, and all principal will be allocated to the Class B Certificates after the Certificate Principal Balance of the Group II Certificates has been reduced to zero until the balance thereof is zero and then to the Class RL Certificate.

(4) Except as provided in Note 5, interest on the Class LT-A Certificates, Class LT-1 Certificates, Class LT-2 Certificates, Class LT-3 Certificates, Class LT-4 Certificates and Class LT-M Certificates will be allocated among the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates in the same proportion as interest is payable on such Certificates pursuant to Section 7.5(b). Similarly, interest on the Class LT-AL Certificates, Class LT-5L Certificates and Class LT-ML Certificates will be allocated to the Class A-5 Certificates, subject to Note 5.

(5)   (a)   Any interest with respect to this Lower-Tier Interest in excess of the product of (i) two times the weighted average coupon of the Class LT-1, LT-2, LT-3, LT-4 and LT-M Certificates, where each of such Classes, other than the Class LT-M Certificate, is first subject to a cap and floor equal to the Class A-1, Class A-2, Class
            A-3 and Class A-4 Pass-Through Rates, respectively, and the Class
            LT-M Certificate is subject to a cap equal to 0%, and (ii) the principal balance of this Lower-Tier Interest, shall not be allocated to the Class A Certificates but will be allocated to the Class B Certificates as a separate component.

      (b) Any interest with respect to this Lower-Tier Interest in excess of the product of (i) two times the weighted average coupon of the Class LT-5L and LT-ML Certificates, where the Class LT-5L is first subject to a cap and floor equal to the Class A-5 Pass-Through Rate, and the Class LT-ML Certificate is subject to a cap equal to 0%, and
            (ii) the principal balance of this Lower-Tier Interest, shall not be allocated to the Class A Certificates but will be allocated to the Class B Certificates as a separate component.

(6) On each Payment Date, available funds, if any, remaining in the Lower-Tier REMIC after payments of interest and principal, as designated above, will be distributed to the Class RL Certificate.

      (d) The Startup Day is hereby designated as the "startup day" of the Trust within the meaning of Section 860G(a)(9) of the Code. The "latest possible maturity date" for purposes of Treasury Regulation Section 1.860G-1(a)(4)(iii) for the regular interests are as follows: for the Class A-1 Certificates, the Payment Date in February, 2012; for the Class A-2 Certificates, the Payment Date in August, 2018; for the Class A-3 Certificates, the Payment Date in March, 2028; for the Class A-4 Certificates, the Payment Date in March, 2028; for the Class A-5 Certificates, the Payment Date in April, 2027; and for the Lower- Tier Regular Interests, the Payment Date in April, 2027.

      Section 2.9. Grant of Security Interest.

      (a) Except with respect to the REMIC Provisions, it is the intention of the parties hereto that the conveyance by the Sponsor of the Trust Estate to the Trustee on behalf of the Trust shall constitute a purchase and sale of such Trust Estate and not a loan. In the event, however, that a court of competent jurisdiction were to hold that the transaction evidenced hereby constitutes a loan and not a purchase and sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that the Sponsor shall be deemed to have granted to the Trustee, on behalf of the Owners and the Certificate Insurer, a first priority perfected security interest in all of the Sponsor's right, title and interest in, to and under the Trust Estate. The conveyance by the Sponsor of the Trust Estate to the Trustee on behalf of the Trust shall not constitute and is not intended to result in an assumption by the Trustee or any Owner of any obligation of the Originators or any other Person in connection with the Trust Estate.

      (b) The Sponsor and the Servicer shall take no action inconsistent with the Trust's ownership of the Trust Estate and shall indicate or shall cause to be indicated in their records and records held on their behalf that ownership of each Mortgage Loan and the assets in the Trust Estate are held by the Trustee on behalf of the Owners and the Certificate Insurer. In addition, the Sponsor and the Servicer shall respond to any inquiries from third parties with respect to ownership of a Mortgage Loan or any other asset in the Trust Estate by stating that it is not the owner of such asset and that ownership of such Mortgage Loan or other Trust Estate asset is held by the Trustee on behalf of the Trust; provided that this paragraph shall not be construed to prohibit the Servicer from appearing as lienholder of record of the Mortgage Loans on behalf of the Trustee for the purpose of receiving notices, executing release and modification documents and taking other actions related to the Servicing of the Mortgage Loans, so long as such actions are consistent with Article VIII hereof.

                                   ARTICLE III

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                        OF THE SPONSOR AND THE SERVICER;
                  COVENANT OF SPONSOR TO CONVEY MORTGAGE LOANS

      Section 3.1. Representations and Warranties of the Sponsor. The Sponsor hereby represents, warrants and covenants to the Trustee, the Servicer, the Certificate Insurer and to the Owners as of the Startup Day that:

            (a) The Sponsor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Sponsor has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Operative Documents to which it is a party.

            (b) The execution and delivery of this Agreement and the other Operative Documents to which the Sponsor is a party by the Sponsor and its performance and compliance with the terms of this Agreement and of the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Sponsor and will not violate the Sponsor's Certificate of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Sponsor is a party or by which the Sponsor is bound, or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Sponsor or any of its properties.

            (c) This Agreement and the other Operative Documents to which the Sponsor is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Sponsor, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

            (d) The Sponsor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Sponsor or its properties or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which it is a party.

            (e) No litigation is pending or, to the best of the Sponsor's knowledge, threatened against the Sponsor which litigation might have consequences that would prohibit its entering into this Agreement or any other Operative Document to which it is a party, or issuing the Certificates, or that would materially and adversely affect the condition (financial or otherwise) or operations of the Sponsor or its properties or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which it is a party.

            (f) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Sponsor contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

            (g) The statements contained in the Registration Statement which describe the Sponsor or matters or activities for which the Sponsor is responsible in accordance with the Operative Documents or which are attributed to the Sponsor therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Sponsor or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein with respect to the Sponsor not misleading. To the best of the Sponsor's knowledge and belief, the Registration Statement does not contain any untrue statement of a material fact required to be stated therein or omit to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading.

            (h) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Sponsor makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Certificates and the execution and delivery by the Sponsor of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Sponsor and the performance by the Sponsor of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

            (i) The transactions contemplated by this Agreement and the Other Operative Documents to which the Sponsor is a party are in the ordinary course of business of the Sponsor.

            (j) The Sponsor received fair consideration and reasonably equivalent value in exchange for the sale of the interests in the Mortgage Loans evidenced by the Certificates.

            (k) The Sponsor did not sell any interest in any Mortgage Loan evidenced by the Certificates with any intent to hinder, delay or defraud any of its respective creditors.

            (l) The Sponsor is solvent and the Sponsor will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Trust or the sale of the Certificates.

      It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the Mortgage Loans to the Trustee.

      Upon discovery by any of the Servicer, the Sponsor, the Certificate Insurer or the Trustee of a breach of any of the representations and warranties set forth in Section 3.1 which materially and adversely affects the interests of the Owners or of the Certificate Insurer, the party discovering such breach shall give prompt written notice to the other parties. Within 30 days of its discovery or its receipt of notice of breach the Sponsor shall cure such breach in all material respects; provided, however, that if the Sponsor can demonstrate to the reasonable satisfaction of the Certificate Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Certificate Insurer and with notice to each of Moody's and S&P.

      Section 3.2. Representations and Warranties of the Servicer. The Servicer hereby represents, warrants and covenants to the Trustee, the Sponsor, the Certificate Insurer and to the Owners as of the Startup Day that:

            (a) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is, or a Sub-Servicer is, in compliance with the laws of each state in which any Property is located to the extent necessary to enable it to perform its obligations hereunder and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Servicer has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge, either directly or through Sub-Servicers, its obligations under this Agreement and the other Operative Documents to which it is a party. The Servicer has equity of at least $10,000,000, as determined in accordance with generally accepted accounting principles. Any Sub-Servicer appointed by the Servicer will have all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted.

            (b) The execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement, any Sub-Servicing Agreement and the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Servicer and will not violate the Servicer's Articles of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Servicer is a party or by which the Servicer is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Servicer or any of its properties.

            (c) This Agreement, any Sub-Servicing Agreement and the other Operative Documents to which the Servicer is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof, except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

            (d) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder, under any Sub-Servicing Agreement and under the other Operative Documents to which the Servicer is a party.

            (e) No litigation is pending or, to the best of the Servicer's knowledge, threatened against the Servicer which litigation might have consequences that would prohibit its entering into this Agreement, any Sub-Servicing Agreement or any other Operative Document to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which the Servicer is a party.

            (f) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Servicer contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

            (g) The statements contained in the Registration Statement which describe matters or activities for which the Servicer is responsible in accordance with the Operative Documents or which are attributable to the Servicer, either directly or through any Sub-Servicer, therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Servicer or omit to state a material fact required to be stated therein or necessary to make the statements contained therein with respect to the Servicer not misleading. To the best of the Servicer's knowledge and belief, the Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading.

            (h) The Servicing Fee is a "current (normal) servicing fee rate" as that term is used in Statement of Financial Accounting Standards No. 65 issued by the Financial Accounting Standards Board. Neither the Servicer nor any affiliate thereof will report on any financial statements any part of the Servicing Fee as an adjustment to the sales price of the Mortgage Loans.

            (i) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Servicer makes no such representation or warranty), that are necessary or advisable in connection with the execution and delivery by the Servicer of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof and on the Startup Day, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Servicer and the performance by the Servicer, either directly or through a Sub-Servicer, of its obligations under this Agreement, any Sub-Servicing Agreement and such of the other Operative Documents to which it is a party.

            (j) The collection practices used by the Servicer, or any Sub-Servicer, with respect to the Mortgage Loans directly serviced by it have been, in all material respects, legal, proper, prudent and customary in the mortgage loan servicing business.

            (k) The transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.

      It is understood and agreed that the representations and warranties set forth in this Section 3.2 shall survive delivery of the Mortgage Loans to the Trustee.

      Upon discovery by any of the Servicer, the Sponsor, the Certificate Insurer or the Trustee of a breach of any of the representations and warranties set forth in this Section 3.2 which materially and adversely affects the interests of the Owners or of the Certificate Insurer, the party discovering such breach shall give prompt written notice to the other parties. Within 30 days of its discovery or its receipt of notice of breach, the Servicer shall cure such breach in all material respects and, upon the Servicer's continued failure to cure such breach, may thereafter be removed by the Trustee pursuant to Section 8.20 hereof; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Certificate Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Certificate Insurer and notice to each of Moody's and S&P.

      Section 3.3. Representations and Warranties of the Sponsor with Respect to the Mortgage Loans.

      (a) The Sponsor makes the following representations and warranties as to the Mortgage Loans on which the Trustee relies in accepting the Mortgage Loans in trust and executing and authenticating the Certificates and on which the Certificate Insurer relies in issuing the Certificate Insurance Policy. Such representations and warranties speak as of the Startup Day (unless otherwise specified), but shall survive the sale, transfer, and assignment of the Mortgage Loans to the Trustee on behalf of the Trust:

            (i) The information with respect to each Mortgage Loan set forth in the Schedule of Mortgage Loans is true and correct as of the Cut-Off Date;

            (ii)  All of the original or certified documentation set forth in
                  Section 3.5 (including all material documents related thereto) with respect to each Mortgage Loan has been or will be delivered to the Trustee on the Startup Day, or as otherwise provided in Section 3.5;

            (iii) Each Mortgage Loan is being serviced by the Servicer or a
                  Person controlling, controlled by or under common control with the Servicer and qualified to service the Mortgage Loans serviced by it;

            (iv) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, in all material respects to the description thereof set forth in the Registration Statement;

            (v) The credit underwriting guidelines applicable to each Mortgage Loan conform in all material respects to the description thereof set forth in the Prospectus; and

            (vi) Except as disclosed in the Master Loan Transfer Agreement and the related Conveyance Agreement, none of the Mortgage Loans are subject to Section 32 of the Federal Truth-in-Lending Act.

            (vii) Each Mortgage Loan, as of the Startup Day, satisfies either the test set out in paragraph (1) or the test set out in paragraph (2) below.

                  (1) The fair market value of the interest in real property securing such Mortgage Loan

                        (A) was at least equal to 80 percent of the adjusted issue price of the Mortgage Loan at the time the Mortgage Loan was originated (or, if later, the time the Mortgage Loan was significantly modified); or

                        (B) is at least equal to 80 percent of the adjusted issue price of the Mortgage Loan on the Closing Date.

                  For purposes of this paragraph (1), the fair market value of the real property interest must be first reduced by the amount of any lien on the real property interest that is senior to the Mortgage Loan being tested, and must be further reduced by a proportionate amount of any lien that is in parity with the obligation being tested, in each case before the percentages set forth in (1)(A) and (1)(B) are determined. The adjusted issue price of a Mortgage Loan is its issue price plus the amount of accrued original issue discount, if any, as of the date of determination; or

                  (2) Substantially all of the proceeds of the Mortgage Loan were used to acquire or to improve or protect an interest in real property that, at the origination date, is the only security for the Mortgage Loan. For purposes of this test, loan guarantees made by the United States or any state (or any political subdivision, agency, or instrumentality of the United States or of any state), or other third party credit enhancement are not viewed as additional security for a loan. An Mortgage Loan is not considered to be secured by property other than real property solely because the obligor is personally liable on the obligation. For this purpose only, substantially all of the proceeds of the Mortgage Loan means at least 90 percent of the gross proceeds.

      (b) The Sponsor hereby assigns to the Trustee for the benefit of the Owners of the Certificates and the Certificate Insurer all of its right, title and interest (but none of its obligations, other than those set forth herein) in respect of the Master Transfer Agreement, except for such rights to indemnification thereunder for losses actually incurred only by the Sponsor. Insofar as the Master Transfer Agreement provides for representations and warranties and remedies thereunder for any breach of such representations and warranties, the remedies with respect to such breaches may be enforced by the Servicer or by the Trustee on behalf of the Owners and the Certificate Insurer against the Person making such representation and warranty, and any rights to indemnification for any breaches of such representations and warranties are hereby assigned by the Sponsor to the Trustee for the benefit of the Owners of the Certificates and the Certificate Insurer, except for such rights to indemnification thereunder only for losses actually incurred only by the Sponsor. Upon the discovery by the Sponsor, the Servicer, the Certificate Insurer or the Trustee of a breach of any of the representations and warranties made in the Master Transfer Agreement in respect of any Mortgage Loan which materially and adversely affects the interests of the Owners or of the Certificate Insurer in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties and each of Moody's and S&P. The Servicer shall promptly notify the Originator of such breach and request that the Originator cure such breach or take the actions described in
Section 3.4(a) hereof within the time periods required thereby, and (i) if the Originator does not cure such breach in all material respects, the Sponsor shall cure such breach or take such actions and (ii) if the Originator does not purchase such Mortgage Loan, the Sponsor shall purchase such Mortgage Loan. The obligations of the Sponsor or Servicer, as the case may be, set forth herein with respect to any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole obligations of the Sponsor and of the Servicer in respect of such breach.

      Section 3.4. Covenants of Sponsor to Take Certain Actions with Respect to the Mortgage Loans In Certain Situations.

      (a) Upon the earliest to occur of the Sponsor's discovery, its receipt of notice of breach from any one of the other parties hereto or from the Certificate Insurer or such time as a breach of any Representation and Warranty materially and adversely affects the interests of the Owners or of the Certificate Insurer as set forth above, the Sponsor shall promptly cure (or cause the Originator to cure) such breach in all material respects or it shall (or shall cause the Originator to), subject to the further requirements of this paragraph, on the second Remittance Date next succeeding such discovery, receipt of notice or such other time (i) substitute in lieu of each Mortgage Loan in the related Mortgage Loan Group which has given rise to the requirement for action by the Sponsor a Qualified Replacement Mortgage and deliver the Substitution Amount applicable thereto, together with the aggregate amount of all unreimbursed Delinquency Advances and unreimbursed Servicing Advances theretofore made with respect to such Mortgage Loan, to the Servicer for deposit in the Principal and Interest Account or (ii) purchase such Mortgage Loan from the Trust at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Servicer for deposit in the Principal and Interest Account. In connection with any such proposed purchase or substitution, the Sponsor at its expense, shall cause to be delivered to the Trustee and to the Certificate Insurer an opinion of counsel experienced in federal income tax matters stating whether or not such a proposed purchase or substitution would constitute a Prohibited Transaction for the Trust or would jeopardize the REMIC status of either the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC, and unless otherwise directed by the Certificate Insurer the Sponsor shall only be required to take either such action to the extent such action would not constitute a Prohibited Transaction for the Trust or would not jeopardize the status of either the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC. It is understood and agreed that the obligation of the Sponsor to cure the defect, or substitute for, or purchase any Mortgage Loan as to which a Representation or Warranty is untrue in any material respect and has not been remedied shall constitute the sole remedy available to the Owners, the Trustee or the Certificate Insurer.

      (b) In the event that any Qualified Replacement Mortgage is delivered by the Sponsor to the Trust pursuant to Section 3.3, Section 3.4 or Section 3.6 hereof, the Originator and the Sponsor shall be obligated to take the actions described in Section 3.4(a) with respect to such Qualified Replacement Mortgage upon the discovery by any of the Owners, the Sponsor, the Servicer, the Certificate Insurer, or the Trustee that the Representations and Warranties applicable to such Qualified Replacement Mortgage are untrue in any material respect on the date such Qualified Replacement Mortgage is conveyed to the Trust such that the interests of the Owners or the Certificate Insurer in the related Qualified Replacement Mortgage are materially and adversely affected; provided, however, that for the purposes of this subsection (b) any of the Representations and Warranties referring to items "as of the Cut-Off Date" or "as of the Startup Day" shall be deemed to refer to such items as of the date such Qualified Replacement Mortgage is conveyed to the Trust.

      (c) The Sponsor acknowledges that a breach of any of the Representations and Warranties (x) relating to marketability of title sufficient to transfer unencumbered title to a Mortgage Loan, (y) relating to enforceability of the Mortgage Loan against the related Mortgagor or Property or (z) set forth in clause (a)(v) of Section 3.3 above constitutes a breach of a representation or warranty which "materially and adversely affects the interests of the Owners or of the Certificate Insurer" in such Mortgage Loan.

      (d) It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.4 shall survive delivery of the respective Mortgage Loans (including Qualified Replacement Mortgage Loans) to the Trustee.

      (e) On the Closing Date, the Servicer shall furnish to the Certificate Insurer an Officer's Certificate certifying that the Mortgage Loans identified on the schedule attached thereto are the only Mortgage Loans for which the related Properties are located within those counties (the "Affected Counties") within the States of Ohio, Tennessee, Kentucky and Indiana that have been designated by the Federal Emergency Management Agency (FEMA) as having been affected by floods occurring in the latter part of 1996 and through the Closing Date. No later than the second Business Day following the Closing Date, the Certificate Insurer will randomly select from such schedule ten Mortgage Loans (the "Sample Loans") and notify the Servicer in writing of the identity of the selected Mortgage Loans. Within 60 days following receipt of the written notice identifying the Sample Loans, the Servicer shall (i) undertake, or cause to be undertaken, a physical inspection of the Properties securing the Sample Loans and the preparation of an inspection report with respect to such inspections; and (ii) furnish an Officer's Certificate of the Servicer to the Certificate Insurer and the Sponsor identifying, on the basis of the information in the inspection reports, those Properties (the "Breaching Properties") as to which the physical condition thereof does not comply with the representations and warranties contained in Section 5(b)(xi) of the Master Transfer Agreement. No provision of this subsection shall be deemed to modify, reduce, expand or otherwise affect the obligations of the Sponsor pursuant to Sections 3.3(b) or 3.4(a) of this Agreement with respect to any Mortgage Loan.

      Section 3.5. Conveyance of the Mortgage Loans.

      (a) The Sponsor, concurrently with the execution and delivery hereof, hereby transfers, sells, assigns, sets over and otherwise conveys without recourse, to the Trustee on behalf of the Trust, all right, title and interest of the Sponsor in and to each Mortgage Loan listed on the Schedule of Mortgage Loans delivered by the Sponsor on the Startup Day, all its right, title and interest in and to payments of principal and interest (including Prepaid Installments) due after the Cut-Off Date, and all payments of principal collected after the Cut-Off Date, together with all of its right, title and interest in and to all related Insurance Policies. The transfer by the Sponsor of the Mortgage Loans set forth on the Schedule of Mortgage Loans to the Trustee on behalf of the Trust is absolute and is intended by the Owners and all parties hereto to be treated as a sale by the Sponsor.

      (b) In connection with the transfer, sale and assignment of the Mortgage Loans, the Sponsor agrees to:

            (i) cause to be delivered, on the Startup Day with respect to the Mortgage Loans, without recourse, to the Trustee (A) the original Notes, endorsed without recourse by the related Originator "For value received, I hereby transfer, endorse and assign to Norwest Bank Minnesota, National Association, as Trustee for EquiVantage Home Equity Loan Trust 1997-1, the Note and Deed of Trust or Mortgage securing the same, so far as the same pertains to said Note, without recourse"; (B) originals or certified copies of all intervening assignments, if any, showing a complete chain of assignment from origination to the Originator, including warehousing assignments, with evidence of recording or certification of filing for recordation thereon; (C) originals of all assumption and modification agreements, if any; (D) either:
                  (1) the original Mortgage, with evidence of recording thereon,
                  (2) a true and accurate copy of the Mortgage where the original Mortgage has been transmitted for recording, until such time as the original Mortgage is returned by the public recording office, or (3) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost; (E) the original mortgage title insurance policy, title commitment, binder or attorney's opinion of title and abstract of title; provided that, in the event a copy of any mortgage, title policy or title commitment was originally delivered to the Trustee pursuant to this Section 3.5(b)(i)(E), the Sponsor shall cause the related original mortgage, title policy, or title commitment to be delivered to the Trustee within one year of the Startup Day; and (F) an assignment in blank of each Mortgage executed by the record holder of such Mortgage, which assignment shall be in recordable form;

            (ii) cause, within 30 days following the Startup Day, assignments of the Mortgages from the Sponsor or the related Originator, if the Originator is the record holder of such Mortgage to "Norwest Bank Minnesota, National Association, as Trustee of EquiVantage Home Equity Loan Trust 1997-1 under the Pooling and Servicing Agreement dated as of March 1, 1997", to be submitted for recording in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of or purchasers from the Sponsor to the Trustee on behalf of the Trust; provided, however, that the Sponsor shall not be required to record an assignment for any Mortgage (x) until such original recording information is available or (y) as to which the Sponsor furnishes, within such 30-day period, at the Sponsor's expense, an opinion of counsel to the Trustee ("Assignment Opinion"), or other documentation acceptable to the Trustee and the Certificate Insurer, which opines or provides evidence that recording is not necessary to perfect the rights of the Trustee in the related Mortgage (in form and substance satisfactory to the Certificate Insurer, Moody's and S&P). Following the expiration of such 30-day period and except with respect to Mortgages covered by the Assignment Opinions, the Sponsor shall cause to be recorded a Mortgage assignment for any Mortgage for which original recording information is subsequently received by the related Originator, and shall promptly deliver a copy of such Mortgage assignment to the Trustee; and

            (iii) cause, within five Business Days following the expiration of such 30- day period referred to in clause (ii) above, to be delivered to the Trustee certified copies of all Mortgage assignments submitted for recording, together with a list (which list also shall be delivered to the Certificate Insurer) of (x) all Mortgages for which no Mortgage assignment has yet been submitted for recording by the Sponsor and (y) reasons why the Sponsor has not yet submitted such Mortgage assignments for recording. With respect to any Mortgage assignment set forth on the aforementioned list which has not been submitted for recording for a reason other than a lack of original recording information or with respect to Mortgages covered by the Assignment Opinions, the Trustee shall make an immediate demand on the Sponsor to cause such Mortgage assignments to be recorded, and shall inform the Certificate Insurer of the Sponsor's failure to cause such Mortgage assignments to be recorded. Thereafter, the Trustee shall, with respect to any assignment on the aforementioned list, upon the request of the Certificate Insurer (which request shall be made only if (i) applicable law requires such recordation to perfect the rights of the Trustee in the related Mortgage or (ii) the Certificate Insurer has removed the Servicer pursuant to Section 8.20), complete and cause to be submitted for recording the assignment of Mortgage referred to in clause (F) of Section 3.5(b)(i).

      In furtherance of the foregoing, the Sponsor agrees to cause to be delivered on the Startup Day an original executed power of attorney, executed by the Sponsor, substantially in the form of Exhibit L, authorizing the Trustee to complete and record the assignments of Mortgage described in clause (F) of
Section 3.5(b)(i) above, and if necessary, to execute a new assignment of Mortgage for any Mortgage Loan if the original assignment of Mortgage delivered by the Sponsor to the Trustee is not in recordable form at such time as the assignment of Mortgage is to be recorded by the Trustee.

      All Mortgage assignments as to which an acceptable Assignment Opinion has not been delivered shall be accomplished within twelve months of the Startup Day (including any assignments not originally recorded due to lack of recordation information), unless the Certificate Insurer agrees to extend such period, at the expense of the Originator or of the Sponsor. Notwithstanding anything to the contrary contained in this Section 3.5, in those instances as identified by the Sponsor where the public recording office retains the original Mortgage, the assignment of a Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Sponsor shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee of a copy of such Mortgage, such assignment or assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

      If the Servicer is removed pursuant to Section 8.20, the Trustee or other successor Servicer shall submit all assignments for recording; the costs of such assignments shall be paid by the Servicer.

      Copies of all Mortgage assignments received by the Trustee shall be kept in the related File.

      The Servicer hereby acknowledges that the Financing Statements have been duly submitted for filing. From time to time hereafter, the Servicer shall take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Trust's and the Owners' interests in the Files against all other Persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements.

      (c) In the case of Mortgage Loans which have been prepaid in full on or after the Cut-Off Date and prior to the Startup Day, the Sponsor, in lieu of the foregoing, will deliver within 15 Business Days after the Startup Day to the Trustee a certification of an Authorized Officer in the form set forth in Exhibit D.

      (d) The Sponsor shall transfer, sell, assign, set over and otherwise convey without recourse, to the Trustee on behalf of the Trust all right, title and interest of the Sponsor in and to any Qualified Replacement Mortgage delivered to the Trustee on behalf of the Trust by the Sponsor pursuant to
Section 3.3, Section 3.4 or Section 3.6 hereof and all its right, title and interest to unscheduled payments of principal (including Prepayments) collected on and after the applicable Replacement Cut-Off Date, together with all payments of principal collected and interest due after the applicable Replacement Cut-Off Date, and all of its right, title and interest in and to all related Insurance Policies.

      (e) As to each Mortgage Loan released from the Trust in connection with the repurchase thereof or conveyance of a Qualified Replacement Mortgage therefor, the Sponsor will prepare and deliver to the Trustee an appropriate instrument for execution by the Trustee, and the Trustee will transfer, assign, set over and otherwise convey without representation, warranty or recourse, on the Sponsor's order, all of its right, title and interest in and to such released Mortgage Loan and all the Trust's right, title and interest to unscheduled payments of principal (including Prepayments) collected on and after the applicable Replacement Cut-Off Date, together with all payments of principal collected and interest due after the applicable Replacement Cut-Off Date, and all of its right, title and interest in and to all related Insurance Policies.

      (f) In connection with any transfer, sale and assignment of a Qualified Replacement Mortgage to the Trustee on behalf of the Trust, the Sponsor agrees to cause to be delivered to the Trustee the items described in Section 3.5(b) on the date of such transfer, sale and assignment or, if a later delivery time is permitted by Section 3.5(b), then no later than such later delivery time.

      (g) As to each Mortgage Loan released from the Trust in connection with the repurchase thereof or conveyance of a Qualified Replacement Mortgage the Trustee shall deliver on the date of conveyance of such Qualified Replacement Mortgage and on the order of the Sponsor (i) the original Note, or the certified copy, relating thereto, if the certified copy is a legal substitute for an otherwise unavailable original Note endorsed without recourse, to the Sponsor and (ii) such other documents as constituted the File with respect thereto.

      (h) If a Mortgage assignment is lost during the process of recording, or is returned from the recorder's office unrecorded due to a defect therein, the Sponsor shall prepare a substitute assignment or cure such defect, as the case may be, and thereafter cause each such assignment to be duly recorded.

      (i) The Sponsor shall reflect on its records that the Mortgage Loans have been sold to the Trust.

      (j) The Sponsor shall deliver to the Servicer, the Certificate Insurer and the Trustee a schedule of the Escrow Loans.

      (k) With respect to each Escrow Loan, the Sponsor shall deliver to the Trustee within one year after the Closing Date the following documents related to such Escrow Loan: (i) escrow agreement, (ii) disbursement ledger, (iii) Mortgagor's certification as to completion, (iv) if applicable, contractor's certification as to completion and (v) if applicable, appraiser's unqualified certification as to final completion pursuant to which the appraiser (or, if the original appraiser has since died, retired, has been certified as an incompetent, has gone insane or otherwise is unable to perform, a suitable substitute appraiser) confirms that the Appraised Value of the Property upon completion of the improvement (disregarding intervening changes, if any, in market value) is at least equal to such appraiser's original estimate of such Appraised Value (each such document, a "Required Escrow Document"). The Trustee shall hold each Required Escrow Document so delivered in the related File. No later than the end of the thirteenth month following the Startup Day, the Trustee shall report to the Sponsor, the Originator, the Servicer and the Certificate Insurer whether all Required Escrow Documents relating to the Escrow Loans have been received by the Trustee. If such report indicates that any Required Escrow Document has not been received, the Sponsor shall be required to take the actions set forth in Section 3.6(b) if the lack of such Required Escrow Document materially and adversely affects the interest of the Owners or of the Certificate Insurer in the related Escrow Loan.

      Section 3.6. Acceptance by Trustee; Certain Substitutions of Mortgage Loans; Certification by Trustee.

      (a) The Trustee agrees to execute and deliver on the Startup Day an acknowledgment of receipt of the Notes delivered by the Sponsor in the form attached as

Exhibit E hereto, and declares that it will hold the related File, together with any amendments, replacements or supplements thereto, as well as any other assets included in the definition of Trust Estate and delivered to the Trustee, as Trustee in trust upon and subject to the conditions set forth herein for the benefit of the Owners and the Certificate Insurer. The Trustee further agrees to review the documents contained in each such File and any other documents delivered by the Sponsor within 90 days after the Startup Day (or within 90 days with respect to any Qualified Replacement Mortgage after the assignment thereof) and to deliver to the Sponsor, the Servicer and the Certificate Insurer a pool certification in the form attached hereto as Exhibit F (the "Pool Certification") to the effect that, except as described in such certification, as to each Mortgage Loan listed in the Schedule of Mortgage Loans (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such Pool Certification as not covered by such Pool Certification), (i) all documents required to be delivered to it pursuant to this Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Schedule of Mortgage Loans accurately reflects the information set forth in the related File; provided, however, that such Pool Certification shall not be delivered prior to 90 days after the Startup Day. The Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face, nor shall the Trustee be under any duty to determine independently whether there are any intervening assignments or assumption or modification agreements with respect to any Mortgage Loan.

      (b) If the Trustee during such 90-day period finds any document constituting a part of a File which is not properly executed, has not been received within the specified period, or is unrelated to the Mortgage Loans identified in the Schedule of Mortgage Loans, or that any Mortgage Loan does not conform in a material respect to the description thereof as set forth in the Schedule of Mortgage Loans, the Trustee shall promptly so notify the Sponsor and the Certificate Insurer. In performing any such review, the Trustee may conclusively rely on the Sponsor as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the items delivered by the Sponsor pursuant to Section 3.5(b)(i) is limited solely to confirming that the documents listed in Section 3.5(b)(i) have been executed and received, relate to the Files identified in the Schedule of Mortgage Loans and conform materially to the description thereof in the Schedule of Mortgage Loans. The Sponsor agrees to use reasonable efforts to remedy a material defect in a document constituting part of a File of which it is so notified by the Trustee. If, however, within 60 days after the Trustee's notice to it respecting such defect the Sponsor has not remedied or caused to be remedied the defect and the defect materially and adversely affects the interest in the related Mortgage Loan of the Owners or of the Certificate Insurer, the Sponsor will (or will cause the Originator or an affiliate of the Sponsor to) on the next succeeding Remittance Date (i) substitute in lieu of such Mortgage Loan a Qualified Replacement Mortgage and, deliver the Substitution Amount applicable thereto to the Servicer for deposit in the Principal and Interest Account or
(ii) purchase such Mortgage Loan at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Servicer for deposit in the Principal and Interest Account. In connection with any such proposed purchase or substitution the Sponsor shall cause at the Sponsor's expense to be delivered promptly to the Trustee and to the Certificate Insurer an opinion of counsel experienced in federal income tax matters stating whether or not such a proposed purchase or substitution would constitute a Prohibited Transaction for the Trust or would jeopardize the status of either the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC, and the Sponsor shall only be required to take either such action to the extent such action would not constitute a Prohibited Transaction for the Trust or would not jeopardize the status of either the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC. Within 375 days after the Closing Date, the Trustee shall deliver to the Certificate Insurer a final certification (the "Final Certification") evidencing the completeness of the Files acquired by the Trustee on behalf of the Trust. To the extent that the Final Certification reflects any exceptions, the Seller and Trustee shall continue to deliver to the Certificate Insurer a monthly certification reflecting the status of any exceptions until all such exceptions have been cured.

      Section 3.7.Cooperation Procedures.

      (a) The Sponsor shall, in connection with the delivery of each Qualified Replacement Mortgage to the Trustee, provide the Trustee with the information set forth in the Schedule of Mortgage Loans with respect to such Qualified Replacement Mortgage.

      (b) The Sponsor, the Servicer and the Trustee covenant to provide each other, the Certificate Insurer and each of Moody's and S&P with all data and information required to be provided by them hereunder at the times required hereunder, and additionally covenant reasonably to cooperate with each other in providing any additional information required by any of them, the Certificate Insurer or either Moody's and S&P in connection with their respective duties hereunder.

      (c) The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by third parties as a consequence of the assignment of any Mortgage Loan hereunder, and the Servicer hereby expressly releases, indemnifies and agrees to hold the Trustee harmless from any losses to the Trustee or Trust Fund resulting therefrom; provided, however, that the Trustee shall use commercially reasonable efforts to deliver to the Servicer any such complaint, claim, demand, notice or other document which is delivered to the Corporate Trust Office of the Trustee and contains sufficient information to enable the Trustee to identify it as pertaining to a Mortgage Loan.

      (d) The Trustee shall file on behalf of the Trust all reports required to be filed with the Securities and Exchange Commission or any exchange or association of securities dealers pursuant to the Securities and Exchange Act of 1934, as amended, or any rules and regulations thereunder.

                                   ARTICLE IV

                        ISSUANCE AND SALE OF CERTIFICATES

      Section 4.1. Issuance of Certificates. On the Startup Day, upon the Trustee's receipt from the Sponsor of an executed Delivery Order in the form set forth as Exhibit G hereto, the Trustee shall execute, authenticate and deliver the Certificates on behalf of the Trust in accordance with the directions set forth in such Delivery Order.

      Section 4.2. Sale of Certificates. At 11:00 a.m. New York City time on the Startup Date, at the offices of Andrews & Kurth L.L.P., 1701 Pennsylvania Avenue, N.W., Washington, D.C. 20006, the Sponsor will sell and convey the Mortgage Loans and the money, instruments and other property related thereto to the Trustee, and the Trustee will (i) deliver to the Underwriter, the Class A Certificates with an aggregate Percentage Interest in each Class equal to 100%, registered in the name of Cede & Co. or in such other names as the Underwriter shall direct, against payment of the purchase price thereof by wire transfer of immediately available funds to the Trustee and (ii) deliver to the Sponsor, the Class B Certificates and the Residual Certificates, with an aggregate Percentage Interest equal to 100%, registered as the Sponsor shall request. Upon receipt of the proceeds of the sale of the Certificates, the Trustee shall, from the proceeds of the sale of the Certificates, pay such fees and expenses as are identified by the Sponsor, and pay to the Sponsor the balance after deducting such amounts. The Sponsor shall pay directly to the Certificate Insurer the Initial Premium.

                                    ARTICLE V

                     CERTIFICATES AND TRANSFER OF INTERESTS

      Section 5.1. Terms.

      (a) The Certificates are pass-through securities having the rights described therein and herein. Notwithstanding references herein or therein with respect to the Certificates as to "principal" and "interest" no debt of any Person is represented thereby, nor are the Certificates or the underlying Notes guaranteed by any Person (except that the Notes may be recourse to the Mortgagors thereof to the extent permitted by law and except for the rights of the Trustee with respect to the Certificate Insurance Policy). Distributions on the Certificates are payable solely from payments received on or with respect to the Mortgage Loans (other than the Servicing Fees), moneys in the Principal and Interest Account and the Certificate Account, except as otherwise provided herein, from earnings on moneys and the proceeds of property held as a part of the Trust Estate upon the occurrence of certain events, from Insured Payments, Delinquency Advances and Compensating Interest made by the Servicer or otherwise held by the Servicer in Trust for the Owners, except as otherwise provided herein. Each Certificate entitles the Owner thereof to receive monthly on each Payment Date, in order of priority of distributions with respect to such Class of Certificates, a specified portion of such payments with respect to the Mortgage Loans in the related

Mortgage Loan Group, certain related Insured Payments, pro rata in accordance with such Owner's Percentage Interest.

      (b) Each Owner is required, and hereby agrees, to return to the Trustee any Certificate with respect to which the Trustee has made the final distribution due thereon. Any such Certificate as to which the Trustee has made the final distribution thereon shall be deemed canceled and shall no longer be Outstanding for any purpose of this Agreement, whether or not such Certificate is ever returned to the Trustee.

      Section 5.2. Forms. The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class B Certificates, Class RL Certificates and Class RU Certificates shall be in substantially the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-5, B, C-1 and C-2 hereof, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the Sponsor's judgment be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any applicable securities laws.

      Section 5.3. Execution, Authentication and Delivery. Each Certificate shall be executed on behalf of the Trust, by the manual or facsimile signature of one of the Trustee's Authorized Officers and shall be authenticated by the manual signature of one of the Trustee's Authorized Officers.

      Certificates bearing the signature of individuals who were at any time the proper officers of the Trustee shall, upon proper authentication by the Trustee, bind the Trust, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the execution and delivery of such Certificates or did not hold such offices at the date of authentication of such Certificates.

      The initial Certificates shall be dated as of the Startup Day and delivered at the Closing to the parties specified in Section 4.2 hereof.

      No Certificate shall be valid until executed and authenticated as set forth above.

      Section 5.4. Registration and Transfer of Certificates.

      (a) The Trustee, as registrar, shall cause to be kept a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and the registration of transfer of Certificates. The Trustee is hereby appointed registrar for the purpose of registering Certificates and transfers of Certificates as herein provided. The Owners shall have the right to inspect the Register at all reasonable times and to obtain copies thereof.

      (b) Subject to the provisions of Section 5.8 hereof, upon surrender for registration of transfer of any Certificate at the office designated as the location of the Register, the

Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and in the aggregate Certificate Principal Balance of the Certificate so surrendered.

      (c) At the option of any Owner, Certificates of any Class owned by such Owner may be exchanged for other Certificates authorized of like Class, tenor and a like aggregate Certificate Principal Balance and bearing numbers not contemporaneously outstanding, upon surrender of the Certificates to be exchanged at the office designated as the location of the Register. Whenever any Certificate is so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificate or Certificates which the Owner making the exchange is entitled to receive.

      (d) All Certificates issued upon any registration of transfer or exchange of Certificates shall be valid evidence of the same ownership interests in the Trust and entitled to the same benefits under this Agreement as the Certificates surrendered upon such registration of transfer or exchange.

      (e) Every Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Owner thereof or his attorney duly authorized in writing.

      (f) No service charge shall be made to an Owner for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates; any other expenses in connection with such transfer or exchange shall be an expense of the Trust. The Trustee shall not be liable for any expenses in connection with the issuance of Certificates pursuant to this Section 5.4.

      (g) It is intended that the Class A Certificates be registered so as to participate in a global book-entry system with the Depository, as set forth herein. The Class A Certificates shall, except as otherwise provided in the next paragraph, be initially issued in the form of a single fully registered Class A Certificate with a denomination equal to the related Original Class A Certificate Principal Balance. Upon initial issuance, the ownership of each such Class A Certificate shall be registered in the Register in the name of Cede & Co., or any successor thereto, as nominee for the Depository.

      The minimum denominations shall be $1,000 for any Class A Certificate, and 10% Percentage Interest for any Class B Certificate or any Residual Certificate.

      The Sponsor and the Trustee are hereby authorized to execute and deliver the Representation Letter with the Depository.

      With respect to Class A Certificates registered in the Register in the name of Cede & Co., as nominee of the Depository, the Sponsor, the Servicer, the Certificate Insurer and the Trustee shall have no responsibility or obligation to Direct or Indirect Participants or beneficial owners for which the Depository holds Class A Certificates from time to time as a Depository. Without limiting the immediately preceding sentence, the Sponsor, the Servicer, the Certificate Insurer and the Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Depository, Cede & Co., or any Direct or Indirect Participant with respect to the ownership interest in the Class A Certificates, (ii) the delivery to any Direct or Indirect Participant or any other Person, other than a registered Owner of a Class A Certificate as shown in the Register, of any notice with respect to the Class A Certificates or (iii) the payment to any Direct or Indirect Participant or any other Person, other than a registered Owner of a Class A Certificate as shown in the Register, of any amount with respect to any distribution of principal or interest on the Class A Certificates. No Person other than a registered Owner of a Class A Certificate as shown in the Register shall receive a certificate evidencing such Class A Certificate.

      Upon delivery by the Depository to the Trustee of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions hereof with respect to the payment of interest by the mailing of checks or drafts to the registered Owners of Class A Certificates appearing as registered Owners in the registration books maintained by the Trustee at the close of business on a Record Date, the name "Cede & Co." in this Agreement shall refer to such new nominee of the Depository.

      (h) In the event that (i) the Depository or the Sponsor advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Class A Certificates and the Sponsor is unable to locate a qualified successor or (ii) the Sponsor at its sole option elects to terminate the book-entry system through the Depository, the Class A Certificates shall no longer be restricted to being registered in the Register in the name of Cede & Co. (or a successor nominee) as nominee of the Depository. At that time, the Sponsor may determine that the Class A Certificates shall be registered in the name of and deposited with a successor depository operating a global book-entry system, as may be acceptable to the Sponsor, or such depository's agent or designee but, if the Sponsor does not select such alternative global book-entry system, then the Class A Certificates may be registered in whatever name or names registered Owners of Class A Certificates transferring Class A Certificates shall designate, in accordance with the provisions hereof.

      (i) Notwithstanding any other provision of this Agreement to the contrary, so long as any Class A Certificate is registered in the name of Cede & Co., as nominee of the Depository, all distributions of principal or interest on such Class A Certificates as the case may be and all notices with respect to such Class A Certificates as the case may be shall be made and given, respectively, in the manner provided in the Representation Letter.

      Section 5.5. Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) in the case of any mutilated Certificate, such mutilated Certificate shall first be surrendered to the Trustee, and in the case of any destroyed, lost or stolen Certificate, there shall be first delivered to the Trustee such security or indemnity as may be reasonably required by it to hold the Trust and the Trustee harmless (provided, that with respect to an Owner which is an insurance company of investment grade credit rating, a letter of indemnity furnished by it shall be sufficient for this purpose), then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and aggregate Certificate Principal Balance, bearing a number not contemporaneously outstanding.

      Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto; any other expenses in connection with such issuance shall be an expense of the Trust. The Trustee shall not be liable for any expenses in connection with the issuance of Certificates pursuant to this Section 5.5.

      Every new Certificate issued pursuant to this Section in exchange for or in lieu of any mutilated, destroyed, lost or stolen Certificate shall constitute evidence of a substitute interest in the Trust, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates of the same Class duly issued hereunder and such mutilated, destroyed, lost or stolen Certificate shall not be valid for any purpose.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

      Section 5.6. Persons Deemed Owners. The Trustee and the Certificate Insurer and any of their respective agents may treat the Person in whose name any Certificate is registered as the Owner of such Certificate for the purpose of receiving distributions with respect to such Certificate and for all other purposes whatsoever, and neither the Trustee, the Certificate Insurer nor any of their respective agents shall be affected by notice to the contrary.

      Section 5.7. Cancellation. All Certificates surrendered for registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. No Certificate shall be authenticated in lieu of or in exchange for any Certificate canceled as provided in this Section, except as expressly permitted by this Agreement. All canceled Certificates may be held or destroyed by the Trustee in accordance with its standard policy. The Sponsor, the Servicer, the Certificate Insurer and any Originator may at any time deliver any Certificate to the Trustee for cancellation, and the Trustee is hereby authorized to cancel any such Certificate.

      Section 5.8. Limitation on Transfer of Ownership Rights.

      (a) No sale or other transfer of any Class A Certificate shall be made to the Sponsor or any of its respective affiliates, the Servicer, any Sub-Servicer or the Trust.

      (b) No sale or other transfer of record or beneficial ownership of any Residual Certificate (whether pursuant to a purchase, a transfer resulting from a default under a secured lending agreement or otherwise) shall be made to a Disqualified Organization or agent of a Disqualified Organization. The transfer, sale or other disposition of any Residual Certificate (whether pursuant to a purchase, a transfer resulting from a default under a secured lending agreement or otherwise) to a Disqualified Organization shall be deemed to be of no legal force or effect whatsoever and such transferee shall not be deemed to be an Owner for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate. Furthermore, in no event shall the Trustee accept surrender for transfer, registration of transfer, or register the transfer, of any Residual Certificate nor authenticate and make available any new Residual Certificate unless the Trustee has received an affidavit from the proposed transferee substantially in the form attached hereto as Exhibit H. Each holder of any Residual Certificate, by his acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 5.8(b).

      (c) No other sale or other transfer of record or beneficial ownership of a Unregistered Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event such a transfer is to be made, (i) the Trustee or the Sponsor shall require a written opinion of counsel acceptable to and in form and substance satisfactory to the Sponsor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which opinion of counsel shall not be an expense of the Trustee or the Sponsor, and (ii) the Trustee shall require the Transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Sponsor certifying to the Trustee and the Sponsor the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee. The Owner of a Unregistered Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Sponsor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      (d) Notwithstanding the foregoing, no sale or other transfer of record or beneficial ownership of a Class B Certificate or a Residual Certificate shall be made unless the Trustee shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA nor a plan nor other arrangement subject to Section 4975 of the Code (collectively, a "Plan"), nor is acting on behalf of any Plan nor using the assets of any Plan to affect such transfer.

      Section 5.9. Assignment of Rights. An Owner may pledge, encumber, hypothecate or assign all or any part of its right to receive distributions hereunder, but such pledge, encumbrance, hypothecation or assignment shall not constitute a transfer of an ownership interest sufficient to render the transferee an Owner of the Trust without compliance with the provisions of
Section 5.4 and Section 5.8 hereof.

                                   ARTICLE VI

                                    COVENANTS

      Section 6.1. Distributions. The Trustee will duly and punctually pay distributions with respect to the Certificates from the Trust Estate in accordance with the terms of the Certificates and this Agreement based on the related Servicer's report. Such distributions shall be made (i) by check mailed on each Payment Date or (ii) if requested by any Owner, to such Owner by wire transfer to an account within the United States designated no later than five Business Days prior to the related Record Date, made on each Payment Date, in each case to each Owner of record on the immediately preceding Record Date; provided, however, that an Owner of a Class A Certificate shall only be entitled to payment by wire transfer if such Owner owns Class A Certificates with an Original Certificate Principal Balance of at least $5,000,000.

      Section 6.2. Money for Distributions to be Held in Trust; Withholding.

      (a) All payments of amounts due and payable with respect to any Certificate that are to be made from amounts withdrawn from the Certificate Account pursuant to Section 7.5 hereof or from Insured Payments shall be made by the Trustee on behalf of the Trust, and no amounts so withdrawn from the Certificate Account for payments of the Certificates and no Insured Payment shall be paid over to the Trustee except as provided in this Section.

      (b) The Trustee on behalf of the Trust shall comply with all requirements of the Code and applicable state and local law with respect to the withholding from any distributions made by it to any Owner of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

      (c) Any money held by the Trustee in trust for the payment of any amount due with respect to any Class A Certificate, Class B Certificate or Residual Certificate and remaining unclaimed by the Owner of such Certificate for the period then specified in the escheat laws of the State of New York after such amount has become due and payable shall be discharged from such trust and be paid first to the Owners of the Class A Certificates, second, to the Certificate Insurer on account of any Reimbursement Amounts, third, to the Owners of the Class B Certificates and fourth to the Owners of the Residual Certificates; and the Owner of such Certificate shall thereafter, as an unsecured general creditor, look only to the Certificate Insurer or the Sponsor for payment thereof (but only to the extent of the amounts so paid to the Certificate Insurer or the Sponsor), and all liability of the Trustee with respect to such trust money shall thereupon cease; provided, however, that the Trustee, before being required to make any such payment, shall at the expense of the Trust cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed and that, after a date specified therein, which shall be not fewer than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Certificate Insurer (to the extent of any Reimbursement Amount then owing to it) or the Sponsor. The Trustee shall, at the direction of the Sponsor, also adopt and employ, at the expense of the Sponsor, any other reasonable means of notification of such payment (including but not limited to mailing notice of such payment to Owners whose right to or interest in moneys due and payable but not claimed is determinable from the Register at the last address of record for each such Owner).

      Section 6.3. Protection of Trust Estate.

      (a) The Trustee will hold the Trust Estate in trust for the benefit of the Owners and the Certificate Insurer, and with the consent of the Certificate Insurer, at the request and expense of the Sponsor, will from time to time execute and deliver all such supplements and amendments hereto pursuant to
Section 11.14 hereof and all instruments of further assurance and other instruments, and will take such other action upon such request to:

           (i) more effectively hold in trust all or any portion of the Trust Estate;

           (ii) perfect, publish notice of, or protect the validity of any grant made or to be made by this Agreement;

           (iii)    enforce any of the Mortgage Loans; or

           (iv) preserve and defend title to the Trust Estate and the rights of the Trustee, and the ownership interests of the Owners represented thereby, in such Trust Estate against the claims of all Persons and parties.

      The Trustee shall send copies of any request received from the Certificate Insurer or the Sponsor to take any action pursuant to this Section 6.3 to the other party.

      (b) The Trustee shall have the power to enforce, and shall enforce the obligations of the other parties to this Agreement and of the Certificate Insurer, by action, suit or proceeding at law or equity, and shall also have the power to enjoin, by action or suit in equity, any acts or occurrences which may be unlawful or in violation of the rights of the Owners; provided, however, that nothing in this Section shall require any action by the Trustee unless the Trustee shall first (i) have been furnished indemnity satisfactory to it and
(ii) when required by this Agreement, have been requested to take such action by a majority of the Percentage Interests represented by the Class A Certificates then Outstanding or, if there are no longer any Class A Certificates then outstanding, by such majority of the Percentage Interests represented by the Class B Certificates.

      (c) The Trustee shall execute any instrument reasonably required pursuant to this Section so long as such instrument does not conflict with this Agreement or with the Trustee's fiduciary duties.

      Section 6.4. Performance of Obligations. The Trustee will not take any action that would release the Sponsor, the Servicer, the Originator or the Certificate Insurer from any of their respective covenants or obligations under any instrument or document relating to the Trust Estate or the Certificates or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or document, except as expressly provided in this Agreement or such other instrument or document.

      The Trustee may contract with other Persons to assist it in performing its duties hereunder.

      Section 6.5. Negative Covenants. The Trustee will not, to the extent within the control of the Trustee, take any of the following actions:

           (i) sell, transfer, exchange or otherwise dispose of any of the Trust Estate except as expressly permitted by this Agreement;

           (ii) claim any credit on or make any deduction from the distributions payable in respect of, the Certificates (other than amounts properly withheld from such payments under the
                    Code) or assert any claim against any present or former Owner by reason of the payment of any taxes levied or assessed upon any of the Trust Estate;

           (iii) incur, assume or guaranty on behalf of the Trust any indebtedness of any Person except pursuant to this Agreement;

           (iv) dissolve or liquidate the Trust Estate in whole or in part, except pursuant to Article IX hereof; or

           (v) impair the validity or effectiveness of this Agreement, or release any Person from any covenants or obligations with respect to the Trust or to the Certificates under this Agreement, except as may be expressly permitted hereby or
                    (B) create or extend any lien, charge, adverse claim, security interest, mortgage or other encumbrance to or upon the Trust Estate or any part thereof or any interest therein or the proceeds thereof except as may be expressly permitted herein.

      Section 6.6. No Other Powers. The Trustee will not, to the extent within the control of the Trustee, permit the Trust to engage in any business activity or transaction other than those activities permitted by Section 2.3 hereof.

      Section 6.7. Limitation of Suits. No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to this Agreement or the Certificate Insurance Policy or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

      (1) such Owner has previously given written notice to the Sponsor and the Trustee of such Owner's intention to institute such proceeding;

      (2) the Owners of not less than 25% of the Percentage Interests represented by the Class A Certificates then Outstanding or, if there are no Class A Certificates then Outstanding, by such percentage of the Percentage Interests represented by the Class B Certificates, shall have made written request to the Trustee to institute such proceeding in respect of such Event of Default;

      (3) such Owner or Owners have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

      (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceeding;

      (5) as long as any Class A Certificates are Outstanding, the Certificate Insurer consented in writing thereto; and

      (6) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Certificate Insurer or by the Owners of a majority of the Percentage Interests represented by the Class A Certificates or, if there are no Class A Certificates then Outstanding, by such majority of the Percentage Interests represented by the Class B Certificates;

it being understood and intended that no one or more Owners shall have any right in any manner whatever by virtue of, or by availing themselves of, any provision of this Agreement to affect, disturb or prejudice the rights of any other Owner of the same Class or to obtain or to seek to obtain priority or preference over any other Owner of the same Class or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all the Owners of the same Class.

      In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more Classes of Owners, each representing less than a majority of the applicable Class of Certificates, the Trustee shall act at the direction of the Certificate Insurer.

      Section 6.8. Unconditional Rights of Owners to Receive Distributions. Notwithstanding any other provision in this Agreement, the Owner of any Certificate shall have the right, which is absolute and unconditional, to receive distributions to the extent provided herein and therein with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

      Section 6.9. Rights and Remedies Cumulative. Except as otherwise provided herein, no right or remedy herein conferred upon or reserved to the Trustee, the Certificate Insurer or to the Owners is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. Except as otherwise provided herein, the assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      Section 6.10. Delay or Omission Not Waiver. No delay of the Trustee, the Certificate Insurer or any Owner of any Certificate to exercise any right or remedy under this Agreement to any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article VI or by law to the Trustee, the Certificate Insurer or to the Owners may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Certificate Insurer or by the Owners, as the case may be.

      Section 6.11. Control by Owners. The Certificate Insurer or the Majority Owners, with the consent of the Certificate Insurer (which may not be unreasonably withheld) may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the Certificates or exercising any trust or power conferred on the Trustee with respect to the Certificates or the Trust Estate, including, but not limited to, those powers set forth in Section 6.3 and Section 8.20 hereof; provided that:

      (1) such direction shall not be in conflict with any rule of law or with this Agreement;

      (2) the Trustee shall have been provided with indemnity satisfactory to it; and

      (3) the Trustee may take any other action deemed proper by the Trustee, which is not inconsistent with such direction; provided, however, that the Trustee need not take any action which it determines might involve it in liability or may be unjustly prejudicial to the Owners not so directing.

                               ARTICLE VII

                  ACCOUNTS, DISBURSEMENTS AND RELEASES

      Section 7.1. Collection of Money. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of all money and other property payable to or receivable by the Trustee pursuant to this Agreement, including (a) all payments due on the Mortgage Loans in accordance with the respective terms and conditions of such Mortgage Loans and required to be paid over to the Trustee by the Servicer or by any Sub-Servicer and

(b) Insured Payments in accordance with the terms of the Certificate Insurance Policy. The Trustee shall hold all such money and property received by it, other than pursuant to or as contemplated by Section 6.2(b) hereof, as part of the Trust Estate and shall apply it as provided in this Agreement.

      Section 7.2. Establishment of Certificate Account. The Sponsor shall establish and maintain, at the corporate trust office of the Trustee, a Certificate Account to be held by the Trustee as a segregated trust account in the name of the Trust so long as the Trustee qualifies as a Designated Depository Institution and if the Trustee does not qualify, then by any Designated Depository Institution for the benefit of the Owners of the Certificates and the Certificate Insurer, as their interests may appear.

      Section 7.3. The Certificate Insurance Policy.

      (a)  (i)      By 12:00 noon New York City time on each Determination
                    Date the Trustee shall determine with respect to the immediately following Payment Date the amount (after taking into account investment earnings) expected to be on deposit in the Certificate Account on such Payment Date with respect to Group I and equal to the sum of (A) such amount excluding the amount of any Total Monthly Excess Cash Flow relating to Group I included in such amount for the related Payment Date plus (B) any amount of Total Monthly Excess Cash Flow from either Group to be applied on account of Group I on such Payment Date. The amount described in clause (A) of the preceding sentence with respect to each Payment Date, after taking into account the portion of the Group I Principal
                    Distribution Amount to be actually distributed on such Payment Date without regard to any Insured Payment to be made with respect to Group I on such Payment Date, is the "Group I Available Funds"; the sum of the amounts described in clauses (A) and (B) of the preceding sentence with respect to each Payment Date is the "Group I Total Available
                    Funds."

           (ii) By 12:00 Noon New York City time on each Determination Date the Trustee shall determine with respect to the immediately following Payment Date the amount (after taking into account investment earnings) expected to be on deposit in the Certificate Account on such Payment Date with respect to Group II and equal to the sum of (A) such amount excluding the amount of any Total Monthly Excess Cash Flow relating to Group II included in such amount for the related Payment Date plus (B) any amounts of Total Monthly Excess Cash Flow from either Group to be applied on account of Group II on such Payment Date. The amount described in clause (A) of the preceding sentence with respect to each Payment Date, after taking into account the portion of the Group II Principal Distribution Amount to be actually distributed on such Payment Date without regard to any Insured Payment to be made with respect to Group II on such Payment Date, is the "Group II Available Funds" the sum of the amounts described in clauses (A) and
                    (B) of the preceding sentence with respect to each Payment Date is the "Group II Total Available Funds."

      (b) If the Group I Insured Distribution Amount for any Payment Date exceeds the Group I Total Available Funds for such Payment Date (but net of any Group I Reimbursement Amount, Group I Premium Amount and Group I Monthly Trustee Fee Amount) (such event being a "Group I Total Available Funds Shortfall"), the Trustee shall complete a Notice in the form of Exhibit A attached to the Certificate Insurance Policy and submit such notice to the Certificate Insurer no later than 5:00 p.m. New York City time on the Determination Date as a claim for an Insured Payment in an amount equal to such Group I Total Available Funds Shortfall. The Notice shall specify the amount of the Insured Payment and shall constitute a claim for an Insured Payment pursuant to the Certificate Insurance Policy. Similarly, if on any Payment Date the Group II Insured Distribution Amount exceeds the Group II Total Available Funds for such Payment Date (but net of any Group II Reimbursement Amount, Group II Premium Amount and Group II Monthly Trustee Fee Amount) (such event being a "Group II Total Available Funds Shortfall"), the Trustee shall complete a Notice in the form of Exhibit A attached to the Certificate Insurance Policy and submit such notice to the Certificate Insurer no later than 5:00 p.m. New York City time on the Determination Date as a claim for an Insured Payment in an amount equal to such Group II Total Available Funds Shortfall.

      (c) The Trustee shall report to the Sponsor, the Certificate Insurer and the Servicer with respect to the amounts then held in each Account held by the Trustee and the identity of the investments included therein, as the Sponsor, the Certificate Insurer or the Servicer may from time to time request. Without limiting the generality of the foregoing, the Trustee, at the request of the Sponsor, the Certificate Insurer or the Servicer, shall transmit promptly to the Certificate Insurer, the Sponsor and the Servicer copies of all accountings of receipts in respect of the Mortgage Loans furnished to it by the Servicer.

      (d) The Trustee shall (i) receive as attorney-in-fact of the Owners of the Class A Certificates any Insured Payment from the Certificate Insurer and (ii) disburse the same to such Owners as set forth in Section 7.5(b). Insured Payments disbursed by the Trustee from proceeds of the Certificate Insurance Policy shall not be considered payment by the Trust with respect to the Class A Certificates, and the Certificate Insurer shall become the owner of such unpaid amounts due from the Trust in respect of Insured Payments as the deemed assignee of such Owners, as hereinafter provided. The Trust and the Trustee hereby agree on behalf of each Owner of Class A Certificates for the benefit of the Certificate Insurer that they recognize that to the extent the Certificate Insurer pays Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Owners of the Class A Certificates, the Certificate Insurer will be entitled to receive the amount of any Class A Interest Carry-Forward Amount and Class A Principal Carry-Forward Amount (each calculated for purposes of this Section 7.3(d) without regard to any related Insured Payment) and will be subrogated to the rights of the Owners of the Class A Certificates with respect to such Insured Payment, shall be deemed to the extent of the payments so made to be an Owner of such Class A Certificates and shall receive future distributions of the Class A Distribution Amount until all such Insured Payments by the Certificate Insurer have been fully reimbursed, as described in the following paragraph, and without duplication of any Reimbursement Amounts paid pursuant to Section 7.5. To evidence such subrogation, the Trustee shall note the Certificate Insurer's rights as subrogee on the Register upon receipt from the Certificate Insurer of proof of the payment of any Insured Payment, after making the distribution on any such future Payment Date to Owners of the Class A Certificates other than to the Certificate Insurer.

      It is understood and agreed that the intention of the parties is that the Certificate Insurer shall not be entitled to reimbursement on any Payment Date for amounts previously paid by it unless on such Payment Date the Owners of the Class A Certificates shall also have received the full amount of the Class A Distribution Amount (exclusive of any Class A Interest Carry-Forward Amount and Class A Principal Carry Forward Amount, representing amounts previously paid to the Owners of the Class A Certificates as Insured Payments) for such Payment Date.

      The Certificate Insurer shall be entitled to receive the related Reimbursement Amount pursuant to Sections 7.5(b)(iii) and (iv) hereof with respect to each Insured Payment made by the Certificate Insurer. The Trustee hereby agrees on behalf of each Owner of Class A Certificates and the Trust for the benefit of the Certificate Insurer that it recognizes that to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Owners of such Class A Certificates, the Certificate Insurer will be entitled to receive the related Reimbursement Amount pursuant to Sections 7.5(b)(iii) and (iv).

      (e) Each Owner of a Class A Certificate which pays any Preference Amounts theretofore received by such Owner on account of such Class A Certificate will be entitled to receive reimbursement for such amounts from the Certificate Insurer in accordance with the terms of the Certificate Insurance Policy, but only after (i) delivering a copy to the Certificate Insurer of a final, nonappealable order (a "Preference Order") of a court having competent jurisdiction under the United States Bankruptcy Code demanding payment of such amount to the bankruptcy court, (ii) irrevocably assigning such Owner's rights and claim with respect to such Preference Order to the Certificate Insurer in such form as is required by the Certificate Insurer, and (iii) appointing the Certificate Insurer as such Certificateholder's agent in respect of such claim or amount in such form as required by the Certificate Insurer. In no event, however, shall any Class A Certificateholder be entitled to reimbursement for any payment avoided under a Preference Order as to which the Certificate Insurer previously has made a payment under the Certificate Insurance Policy, nor is the Certificate Insurer obligated to make any payment in respect of any payment avoided under a Preference Order which represents a payment of the principal amount of the Class A Certificates prior to the time the Certificate Insurer otherwise would have been required to make a payment in respect of such principal.

      The Trustee, for itself and on behalf of the Owners, agrees that the Certificate Insurer may at any time during the continuation of any proceeding relating to a Preference Order direct all matters relating to such Preference Order, including, without limitation, the direction of any appeal of any order relating to such Preference Order and the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated, to the extent of Insured Payments, to the rights of the Sponsor, the Servicer, the Trustee and each Owner in the conduct of any such preference claim, including without limitation, all rights of any party to any adversarial proceeding or action with respect to any court order issued in connection with any such preference claim.

      (f) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Certificate from moneys received under the Certificate Insurance Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Trustee.

      Section 7.4. [Reserved]

      Section 7.5. Flow of Funds.

      (a) The Trustee shall deposit to the Certificate Account, without duplication, upon receipt, any Insured Payments, the proceeds of any liquidation of the assets of the Trust, the Monthly Remittance Amount remitted by the Servicer or any Sub-Servicer, together with any Substitution Amounts and any Loan Purchase Price amounts received by the Trustee.

      (b) With respect to the Certificate Account on each Payment Date, the Trustee shall, based upon the information set forth in a report provided by the Servicer and based upon a calculation made by the Trustee, make the following allocations, disbursements and transfers in the following order of priority, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred:

           (i) first, to the Certificate Insurer, from amounts then on deposit in the Certificate Account, (x) from amounts then on deposit therein with respect to Group I, the Group I Premium Amount for such Payment Date and (y) from amounts then on deposit therein with respect to Group II, the Group II Premium Amount for such Payment Date;

           (ii) second, to the Trustee, from amounts then on deposit in the Certificate Account, (x) from amounts then on deposit therein with respect to Group I, the Group I Monthly Trustee Fee Amount for such Payment Date and (y) from amounts then on deposit therein with respect to Group II, the Group II Monthly Trustee Fee Amount for such Payment Date, together with expenses (to the extent not paid by the Sponsor or the Servicer pursuant to Section 2.5) for such Payment Date;

           (iii) third, on each Payment Date, the Trustee shall allocate, with respect to each Mortgage Loan Group an amount equal to the sum of (x) the Total Monthly Excess Spread with respect to such Mortgage Loan Group and Payment Date plus (y) any Subordination Reduction Amount with respect to such Mortgage Loan Group and Payment Date (such sum being the "Total Monthly Excess Cashflow" with respect to such Mortgage Loan Group and Payment Date) in the following order of priority:

                    (A) first, such Total Monthly Excess Cashflow shall be
                        allocated on such Payment Date with respect to the related Mortgage Loan Group in an amount equal to the difference, if any, between (x) the related Group Formula Distribution Amount for such Payment Date and
                        (y) the Available Funds with respect to such Mortgage Loan Group for such Payment Date (the amount of such difference being the "Available Funds Shortfall" with respect to the related Mortgage Loan Group);

                    (B) second, any portion of the Total Monthly Excess Cashflow with respect to such Mortgage Loan Group remaining after the application described in clause (A) above shall be allocated against any Available Funds Shortfall with respect to the other Mortgage Loan Group;

                    (C) third, any portion of the Total Monthly Excess Cashflow with respect to such Mortgage Loan Group remaining after the allocations described in clauses (A) and (B) above shall be paid to the Certificate Insurer in respect of amounts owed on account of any Reimbursement Amount with respect to the related Mortgage Loan Group; and

                    (D) fourth, any portion of the Total Monthly Excess Cashflow with respect to such Mortgage Loan Group remaining after the allocations described in clauses (A), (B) and (C) above shall be paid to the Certificate Insurer in respect of any Reimbursement Amount with respect to the other Mortgage Loan Group.

           (iv) fourth, on each Payment Date, the Trustee shall pay to the Certificate Insurer an amount equal to the lesser of (x) the excess of (i) the amount then on deposit in the Certificate Account over (ii) the Insured Distribution Amount for such Payment Date and
                    (y) any Reimbursement Amount as of such Payment Date not reimbursed pursuant to clause (iii) above.

           (v) fifth, from remaining amounts then on deposit in the Certificate Account for the related Mortgage Loan Group, together with the amount of any related Insured Payment, concurrently to the Owners of the Class A-1 Certificates, the Class A-2 Certificates, the Class A- 3 Certificates, the Class A-4 Certificates and the Class A-5 Certificates, respectively, the Class A Interest Distribution Amount for each such Class of Class A Certificates;

           (vi) sixth, from remaining amounts then on deposit in the Certificate Account for the Group I, together with the amount of any related Insured Payment, to the Owners of the Class A-4 Certificates, in reduction of the Class A-4 Certificate Principal Balance, an amount equal to the Class A-4 Lockout Distribution;

           (vii) seventh, from remaining amounts then on deposit in the Certificate Account for Group I, together with the amount of any related Insured Payment, in respect of the Group I Principal Distribution Amount, net of amounts distributed pursuant to clause (vi), to the Owners of the Class A-1 Certificates, in reduction of the Class A-1 Certificate Principal Balance, until such Class A-1 Certificate Principal Balance is reduced to zero, then to the Owners of the Class A-2 Certificates, in reduction of the Class A-2 Certificate Principal Balance, until such Class A-2 Certificate Principal Balance is reduced to zero, then to the Owners of the Class A-3 Certificates, in reduction of the Class A-3 Certificate Principal Balance, until such Class A-3 Certificate Principal Balance is reduced to zero, then to the Owners of the Class A-4 Certificates, in reduction of the Class A-4 Certificate Principal Balance, until such Class A-4 Certificate Principal Balance is reduced to zero;

           (viii) eighth, from remaining amounts then on deposit in the Certificate Account for Group II, together with the amount of any related Insured Payment, in respect of the Group II Principal Distribution Amount, to the Owners of the Class A-5 Certificates, in reduction of the Class A-5 Certificate Principal Balance, until such Class A-5 Certificate Principal Balance is reduced to zero;

           (ix)     ninth, to the Reserve Fund, to the extent of the lesser of
                    (i) all remaining amounts then on deposit in the Certificate Account for Group II, and (ii) amounts distributable pursuant to clause (x) below, which distribution shall be deemed to be made to the Owners of the Class B Certificates as part of the Class B Distribution Amount;

           (x) tenth, from amounts deposited into the Reserve Fund pursuant to the preceding clause, to the Owners of the Class A-5 Certificates, an amount equal to the Available Funds Cap Carry-Forward Amount for such Payment Date;

           (xi) eleventh, on each Payment Date, the Trustee shall distribute from the amount, if any, remaining on deposit in the Certificate Account after the allocations described in clause (i) through (x) above, to the Owners of the Class B Certificates, the lesser of (x) such remaining available funds and (y) the Class B Interest in excess of the amount deposited in the Reserve Fund pursuant to clause (ix); however, any unpaid Class B Interest for such Payment Date shall be added to the Class B Certificate Principal Balance;

           (xii) twelfth, on each Payment Date, the Trustee shall distribute from the amount, if any, remaining on deposit in the Certificate Account after the allocations described in clause (i) through (xi) above, to the Owners of the Class B Certificates, the lesser of (x) such remaining available funds and (y) the Class B Distribution Amount as of such Payment Date, less the amounts distributed pursuant to clauses (x) and (xi), applied as a distribution of principal on account of the Class B Certificates, until the Class B Certificate Principal Balance has been reduced to zero;

           (xiii) thirteenth, from the amount, if any, remaining on deposit in the Certificate Account following the making by the Trustee of all allocations, transfers and disbursements described above under the prior clauses of this Section 7.5 (including any related Insured Payment with respect to the Class A Certificates), the Trustee shall pay to the Servicer, to the extent the Servicer has not otherwise withheld such amounts pursuant to Sections 8.8(c) and (d), any unreimbursed Delinquency Advances, unreimbursed Servicing Advances and accrued and unpaid Servicing Fees, in each case as certified to the Trustee by the Servicer to be owing to it as of such Payment Date, and/or to the Trustee, any reimbursable amounts then unpaid to the Trustee;

           (xiv) fourteenth, on each Payment Date, the Trustee shall apply the amount, if any, remaining in the Certificate Account after the allocations described in clauses (i) through
                    (xiii) above, to the Owners of the Class RL Certificates;

provided, however, that if, on any Payment Date, (x) the Certificate Insurer is then in default under the Certificate Insurance Policy relating to the Mortgage Loans and (y) a Group I Subordination Deficit exists, then any distribution of the Group I Principal Distribution Amount on such Payment Date shall be made pro rata to the Owners of each of the Class A- 1, Class A-2, Class A-3 and Class A-4 Certificates. Notwithstanding any of the distributions or allocations set forth in clause (ix), (xi) and (xii) above, no money will be allocated or distributed to the Owners of the Class B Certificates on any Payment Date unless the Subordinated Amount for each Mortgage Loan Group is equal to or greater than the required Specified Subordinated Amount for such Mortgage Loan Group as determined after distributions in clauses (i) through (x) for such Payment Date.

      (c) Notwithstanding clauses (b)(v), (vi) and (vii) above, the aggregate amounts distributed on all Payment Dates to the Owners of the Class A Certificates on account of principal shall not exceed the Original Class A Certificate Principal Balance.

      (d) Any amounts properly distributed to the Owners of the Class B Certificates or to the Owners of the Residual Certificates pursuant to the terms of this Agreement shall be distributed free of the subordination described herein, and any such amounts shall in no event be required to be returned to the Trustee or paid over to the Owners of the Class A Certificates, except as provided in Section 7.5(b)(ix) and (xi).

      (e) Whenever, during the administration of the Trust, there comes into the possession of the Trustee any money or property which this Agreement does not otherwise require to be distributed on account of the Class A Certificates or the Class B Certificates, the Trustee shall distribute such money or other property to the Owners of the Class RL Certificates.

      Section 7.6. Investment of Accounts.

      (a) So long as no event described in Sections 8.20(a) hereof shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of the Accounts held by the Trustee shall be invested and reinvested by the Trustee in the name of the Trustee for the benefit of the Owners, as directed in writing by the Servicer, in one or more Eligible Investments bearing interest or sold at a discount. No investment in any Account shall mature later than the Payment Date.

      (b) If any amounts are needed for disbursement from any Account held by the Trustee and sufficient uninvested funds are not available to make such disbursement, the Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. No investments will be liquidated prior to maturity unless the proceeds thereof are needed for disbursement.

      (c) Subject to Section 10.1 hereof, the Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any loss on any Eligible Investment included therein (except to the extent that the bank serving as Trustee is the obligor thereon).

      (d) The Trustee shall hold funds in the Accounts held by the Trustee uninvested upon the occurrence of either of the following events:

           (i) the Servicer or the Certificate Insurer, as the case may be, shall have failed to give investment directions to the Trustee within ten days after receipt of a written request for such directions from the Trustee; or

           (ii) the Servicer or the Certificate Insurer, as the case may be, shall have failed to give investment directions to the Trustee during the ten-day period described in clause (i) preceding, by 11:15 a.m. New York time (or such other time as may be agreed by the Servicer or the Certificate Insurer, as the case may be, and the Trustee) on any Business Day (any such investment by the Trustee pursuant to this clause
                    (ii) to mature on the next Business Day after the date of such investment).

      (e) For purposes of investment, the Trustee may but shall not be required to aggregate all amounts on deposit in the Accounts. All income or other gain from investments in the Accounts shall be deposited in the related Account immediately on receipt.

      Section 7.7. Eligible Investments. The following are Eligible Investments:

      (a) Direct general obligations of the United States or the obligations of any agency or instrumentality of the United States fully and unconditionally guaranteed, the timely payment or the guarantee of which constitutes a full faith and credit obligation of the United States.

      (b) Federal Housing Administration debentures, but excluding any such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption.

      (c) FHLMC senior debt obligations, but excluding any such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption.

      (d) FNMA senior debt obligations, but excluding any such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption.

      (e) Federal funds, certificates of deposit, time and demand deposits, and bankers' acceptances (having original maturities of not more than 365 days) of any domestic bank, the short-term debt obligations of which have been rated A-1 or better by S&P and P-1 by Moody's.

      (f) Deposits of any bank or savings and loan association which has combined capital, surplus and undivided profits of at least $50,000,000 which deposits are not in excess of the applicable limits insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, provided that the long-term deposits of such bank or savings and loan association are rated at least "BBB" by S&P and "Baa3" by Moody's.

      (g) Commercial paper (having original maturities of not more than 270 days) rated A-1 or better by S&P and P-1 or better by Moody's.

      (h) Investments in money market or common trust funds rated AAAm or AAAm-G by S&P and Aaa by Moody's.

      (i) Such other investments as have been approved in writing by S&P, Moody's and the Certificate Insurer;

provided that no instrument described above is permitted to evidence either the right to receive (a) only interest with respect to obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described above may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity. Any Eligible Investment may be purchased by or through the Trustee or any of its affiliates.

      Section 7.8. Reports by Trustee.

      (a) On each Payment Date, the Trustee shall provide to each Owner, to the Servicer, to the Certificate Insurer, to the Underwriter, to the Sponsor, to S&P and to Moody's a written report in substantially the form set forth as Exhibit I hereto, as such form may be revised by the Trustee, the Servicer, Moody's and S&P from time to time, but in every case setting forth the information requested on Exhibit I hereto and the following information, in each case as of such Payment Date:

           (i) the amount of the distribution with respect to each Class of the Class A Certificates, the Class B Certificates and the Residual Certificates;

           (ii) the amount of such distributions allocable to principal on the related Certificates, separately identifying the aggregate amount of regularly scheduled installment payments of principal, any Prepayments or other unscheduled recoveries of principal included therein and separately identifying any Subordination Increase Amount;

           (iii) the amount of such distributions allocable to interest on the related Certificates;

           (iv) the Monthly Remittance Amount for each Mortgage Loan Group, separately identifying the Mortgage interest and principal collections;

           (v) the Class A Certificate Principal Balance for each Class of Class A Certificates, together with the principal amount of the Class A Certificates (based on a Certificate in an original principal amount of $1,000) then outstanding, in each case after giving effect to any payment of principal on such Payment Date;

           (vi) the Class B Certificate Principal Balance, together with the principal amount of the Class B Certificates (based on a Certificate in an original principal amount of $1,000) then outstanding, in each case after giving effect to any payment of principal on such Payment Date;

           (vii)    the amounts described in Sections 7.5(b)(iii), (iv) and
                    (xiii);

           (viii) the amount of any Insured Payment included in the amounts distributed on any of the Class A Certificates on such Payment Date, and the aggregate unreimbursed Insured Payments outstanding since the Closing Date;

           (ix) information furnished by the Sponsor pursuant to Section 6049(d)(7)(C) of the Code and the regulations promulgated thereunder to assist the Owners in computing their market discount;

           (x) the total of any Substitution Amounts and any Loan Purchase Price amounts included in such distribution;

           (xi)     the amount of any Subordination Reduction Amount;

           (xii) the amounts, if any, of any Realized Losses for the related Remittance Period and the Aggregate Loan Balance of Mortgage Loans which experienced such Realized Losses, the Cumulative Loss Amount and the Rolling Three Month Delinquency Rate, in each case by Mortgage Loan Group as of such Payment Date;

           (xiii) a number with respect to each Class of the Class A Certificates (the "Pool Factor") computed by dividing the Class A Certificate Principal Balance of such Class (after giving effect to any distribution of principal to be made on such Payment Date) by the Original Class A Certificate Principal Balance of such Class;

           (xiv) the aggregate of any Insurance Proceeds received by the Servicer during the related Remittance Period;

           (xv) the Specified Subordinated Amount, and the Subordinated Amount for each Mortgage Loan Group;

           (xvi) the weighted average Coupon Rate of the Mortgage Loans for each Mortgage Loan Group, and the weighted average maturity of the Mortgage Loans for each Mortgage Loan Group; and

           (xvii)   the Aggregate Loan Balance for each Mortgage Loan Group.

      Items (i) through (iii) above shall, with respect to the Class A Certificates, be presented on the basis of a Certificate having a $1,000 denomination. In addition, by January 31 of each calendar year following any year during which the Certificates are outstanding, the Trustee shall furnish a report to each Owner of record at any time during each calendar year as to the aggregate of amounts reported pursuant to (i), (ii) and (iii) with respect to the Certificates for such calendar year.

      (b) In addition, on each Payment Date, the Trustee will distribute to each Owner, to the Certificate Insurer, to the Underwriter, to the Servicer, to the Sponsor, to S&P and to Moody's, together with the information described in Subsection (a) preceding, the following information as of the close of business on the last Business Day of the prior calendar month (or later day within the calendar month prior to such Payment Date that the Servicer elects as a reporting cut-off), which is pursuant to Section 8.8(d)(ii) required to be prepared by the Servicer and furnished to the Trustee for such purpose on or prior to the related Remittance Date:

           (i) for each Mortgage Loan Group, the total number of Mortgage Loans and the Aggregate Loan Balance thereof, together with the number, aggregate principal balances of the Mortgage Loans and the percentage of all Mortgage Loans, identified by Mortgage Loan Group, (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and (c) 90 or more days Delinquent;

           (ii) the number, Aggregate Loan Balance of all Mortgage Loans and percentage by Mortgage Loan Group of the Aggregate Loan Balance of such Mortgage Loans, identified by Mortgage Loan Group, in foreclosure proceedings (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i));

           (iii) the number, Aggregate Loan Balance of all Mortgage Loans and percentage by Mortgage Loan Group of the Aggregate Loan Balance of such Mortgage Loans, identified by Mortgage Loan Group, relating to Mortgagors in bankruptcy proceedings (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i));

           (iv) the number, Aggregate Loan Balance of all Mortgage Loans and percentage by Mortgage Loan Group of the Aggregate Loan Balance of such Mortgage Loans, identified by Mortgage Loan Group, relating to REO Properties (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i));

           (v)      the book value of any REO Property;

           (vi) the number and amount of all Prepayments received in respect of each Mortgage Loan Group (and separately setting forth the number and amount of any voluntary Prepayments in full);

           (vii) the number and Aggregate Loan Balance of all Mortgages, identified by Mortgage Loan Group, subject to losses;

           (viii) the number and Aggregate Loan Balance of Mortgages, identified by Mortgage Loan Group, outstanding; and

           (ix) a Form of Liquidation Report, substantially in the form of Exhibit K hereto, for each Mortgage Loan which has experienced a Realized Loss during the Remittance Period.

      Section 7.9. Additional Reports by Trustee.

      (a) The Trustee shall report to the Sponsor, the Servicer and the Certificate Insurer with respect to the amount then held in each Account (including investment earnings accrued or scheduled to accrue) held by the Trustee and the identity of the investments included therein, as the Sponsor, the Servicer or the Certificate Insurer may from time to time request. Without limiting the generality of the foregoing, the Trustee shall, at the request of the Sponsor, the Servicer or the Certificate Insurer, transmit promptly to the Sponsor, the Servicer and the Certificate Insurer copies of all accountings of receipts in respect of the Mortgage Loans furnished to it by the Servicer. The content of reports by the Trustee pursuant to this subsection shall consist of its trust accounting system statements.

      (b) The Trustee is hereby authorized to execute purchases and sales directed by the Servicer through the facilities of its own trading or capital markets operations. The Trustee shall send statements to the servicer monthly reflecting activity for each account created hereunder for the preceding month. Although the Servicer recognizes that it may obtain a broker confirmation or written statement containing comparable information at no additional cost, the Servicer hereby agrees that confirmations of investments are not required to be issued by the Trustee for each month in which a monthly statement is rendered. No statement need be rendered pursuant to the provision hereof if no activity occurred in the account for such month.

      (c) From time to time, at the request of the Certificate Insurer, the Trustee shall report to the Certificate Insurer and each of Moody's and S&P with respect to its actual knowledge, without independent investigation, of any breach of any of the Representations and Warranties. On the date that is eighteen months after the Startup Day, the Trustee shall provide the Certificate Insurer with a written report of all of such inaccuracies to such date of which it has actual knowledge, without independent investigation, and of the action taken by the Originator under the related Master Transfer Agreement or by the Sponsor under Section 3.4(a) hereof with respect thereto.

      Section 7.10. Allocation of Realized Losses. If, on any Payment Date, and following the making of all allocations, transfers and distributions (other than as provided in this Section) on such Payment Date (x) the Group I Certificate Principal Balance exceeds (y) the Group I Aggregate Loan Balance as of the close of business on the last day of the related Remittance Period, or (x) the Group II Certificate Principal Balance exceeds (y) the Group II Aggregate Loan Balance as of the close of business on the last day of the related Remittance Period, (any such excess, "Allocable Losses"), such Allocable Losses shall be applied as a reduction of the Class RL Certificate Principal Balance until the Class RL Certificate Principal Balance has been reduced to zero, then to the Class B Certificate Principal Balance until the Class B Certificate Principal Balance has been reduced to zero and allocated to the corresponding Lower-Tier Interests pursuant to Section 2.8(c).

      Section 7.11. Reserve Fund.

      (a) The Trustee shall establish and maintain a separate trust account in its own name and designated "Reserve Fund/EquiVantage Home Equity Loan Trust Pass-Through Certificates, Series 1997-1", which account shall be an Eligible Account and which shall be used to make payments under the Cap Agreement with respect to the Class A-5 Certificates in accordance with Section 7.5. The Trustee shall account for payments made to the Class A-5 Certificates under the Cap Agreement separately from the other distributions on the Class A-5 Certificates. Any amounts deposited into the Reserve Fund pursuant to Section
7.5 hereof shall by held in non-interest bearing accounts.

      (b) The Reserve Fund will be part of the Trust Fund but not part of either the Upper-Tier REMIC or the Lower-Tier REMIC. For federal and state income tax purposes the Owners of the Class B Certificates shall be deemed to be the owners of the Reserve Fund. Any amounts transferred by the Upper-Tier REMIC to the Reserve Fund shall be treated as amounts distributed by the Upper-Tier REMIC to the Owners of the Class B Certificates. Any amounts remaining in the Reserve Fund upon termination of the Trust shall be paid to the Owners of the Class A-5 Certificates, to the extent of any outstanding Available Funds Cap Carry-Forward Amount, and thereafter to the Owners of the Class B Certificates.

                              ARTICLE VIII

                      SERVICING AND ADMINISTRATION
                            OF MORTGAGE LOANS

      Section 8.1. Servicer and Sub-Servicers.

      (a) Acting directly or through one or more Sub-Servicers as provided in
Section 8.3, the Servicer, as master servicer, shall service and administer the Mortgage Loans for the benefit, and in the best interests of, the Owners and, to the extent not conflicting with the best interests of the Owners, the interest of the Certificate Insurer in accordance with this Agreement and applicable law and with reasonable care, and using that degree of skill and attention that the Servicer exercises with respect to comparable mortgage loans that it services for itself or others, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. To the extent consistent with the foregoing, the Servicer shall seek to maximize the timely and complete recovery of principal of and interest on the Mortgage Loans. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Servicer shall not have any duties, responsibilities, or fiduciary relationship with the Trustee except those expressly set forth herein.

      (b) The duties of the Servicer shall include collecting and posting of all payments, responding to inquiries of Mortgagors or by federal, state or local government authorities with respect to the Mortgage Loans, investigating delinquencies, reporting tax information to Mortgagors in accordance with its customary practices and accounting for collections and furnishing monthly and annual statements to the Trustee with respect to distributions, paying Compensating Interest and making Delinquency Advances and Servicing Advances pursuant hereto. The Servicer and any Sub-Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer or Sub-Servicer, as applicable. The Servicer shall cooperate with the Trustee and furnish to the Trustee with reasonable promptness information in its possession as may be necessary or appropriate to enable the Trustee to perform its duties hereunder. The Trustee shall furnish the Servicer and any Sub-Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer and any Sub-Servicer to carry out its servicing and administrative duties hereunder.

      (c) Without limiting the generality of the foregoing, the Servicer (i) shall continue, and is hereby authorized and empowered by the Trustee, subject to Section 8.1(a), to execute and deliver, on behalf of itself, the Owners and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial release, subject to the provisions of Section 8.1(i) below, or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the related Properties;

(ii) may consent to any modification of the terms of any Note not expressly prohibited hereby if the effect of any such modification (x) will not be to affect materially and adversely the security afforded by the related Property, the timing of receipt or amounts of any payments required hereby or the interests of the Certificate Insurer and (y) will not cause the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC; provided, however, that the Servicer shall not consent to any such modifications without the prior consent of the Certificate Insurer if the Aggregate Loan Balance of all Mortgage Loans which have been subject to modifications pursuant to this Section 8.1(c) exceeds 5% of the Original Aggregate Loan Balance. For purposes of the foregoing proviso, no modification that provides for partial releases pursuant to Section 8.1(i), modification pursuant to Section 8.2 or assumptions pursuant to Section
8.12 will be counted toward such 5% limit. The Servicer will, however, notify the Certificate Insurer of all partial releases to the extent that the Aggregate Loan Balance of Mortgage Loans affected by such partial releases exceeds 5% of the Original Aggregate Loan Balance.

      (d) The parties intend that the Upper-Tier REMIC and the Lower-Tier REMIC each shall constitute, and that the affairs of the Trust shall be conducted so as to qualify each of the Upper-Tier REMIC and the Lower-Tier REMIC as a REMIC. In furtherance of such intention, the Servicer covenants and agrees that it shall act as agent (and the Servicer is hereby appointed to act as agent) on behalf of the Trust and that in such capacity it shall: (i) use its best efforts to conduct the affairs of the Trust at all times that any Class of Certificates are outstanding so as to maintain the status of each of the Upper-Tier REMIC and the Lower-Tier REMIC as a REMIC under the REMIC Provisions; (ii) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the Upper-Tier REMIC or the Lower-Tier REMIC or that would subject the Upper-Tier REMIC or the Lower-Tier REMIC to tax and
(iii) exercise reasonable care not to allow the Upper-Tier REMIC or the Lower-Tier REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC.

      (e) The Servicer may, and is hereby authorized to, perform any or all of its servicing responsibilities with respect to all or certain of the Mortgage Loans through a Sub-Servicer as it may from time to time designate, but no such designation of a Sub-Servicer shall serve to release the Servicer from any of its obligations under this Agreement. Such Sub-Servicer shall have all the rights and powers of the Servicer with respect to such Mortgage Loans under this Agreement.

      (f) Without limiting the generality of the foregoing, but subject to Sections 8.13 and 8.14, the Servicer in its own name or in the name of a Sub-Servicer may be authorized and empowered pursuant to a power of attorney executed and delivered by the Trustee to execute and deliver, and may be authorized and empowered by the Trustee, to execute and deliver, on behalf of itself, the Owners and the Trustee or any of them, (i) any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Properties, (ii) and to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to effect ownership of any Property on behalf of the Trust, and (iii) to hold title to any Property upon such foreclosure or deed in lieu of foreclosure on behalf of the Trust. Section 8.14(a) shall constitute a power of attorney from the Trustee to the Servicer to execute an instrument of satisfaction (or assignment of mortgage without recourse) with respect to any Mortgage Loan paid in full (or with respect to which payment in full has been escrowed). Subject to Sections 8.13 and 8.14, the Trustee shall furnish the Servicer with any powers of attorney and other documents as the Servicer or such Sub-Servicer shall reasonably request to enable the Servicer and such Sub-Servicer to carry out their respective servicing and administrative duties hereunder.

      (g) The Servicer shall give prompt notice to the Trustee and the Certificate Insurer of any action, of which the Servicer has actual knowledge, to (i) assert a claim against the Trust or (ii) assert jurisdiction over the Trust.

      (h) Unreimbursed Servicing Advances incurred by the Servicer or any Sub-Servicer in connection with the servicing of the Mortgage Loans (including any penalties in connection with the payment of any taxes and assessments or other charges) on any Property shall be recoverable by the Servicer or such Sub-Servicer to the extent described in Section 8.9(c) and in Section 7.5(b)(xiii) hereof.

      (i) The Servicer shall have the right to approve requests of Mortgagors for consent to partial releases or division of Mortgaged Properties. No such request shall be approved by the Servicer unless: (A) (w) the provisions of the related Note and Mortgage have been complied with, (x) the loan-to-value ratio (which may, for this purpose be determined at the time of any such action in a manner reasonably acceptable to the Certificate Insurer) after any release does not exceed the loan-to-value ratio set forth for such Mortgage Loan in the related Schedule of Mortgage Loans, and (y) the lien priority of the related Mortgage is not affected; or (B) the Certificate Insurer shall have approved the granting of such request; or (C) the partial release is expressly provided for by the terms of the Mortgage Loan.

      (j) Each of the Sponsor and the Servicer may make loans to and generally engage in any kind of business with the Mortgagors and/or any other obligors under the Mortgage Loans as though either the Sponsor or the Servicer were not a party to this Agreement; provided, that the foregoing shall not have a material adverse effect on the transactions contemplated by this Agreement. Each of the Sponsor and the Servicer may have other existing loans and in the future may make additional loans to any of the Mortgagors and/or to other obligors under the Mortgage Loans, which other and/or additional loans may not be sold, or a loan participation therein granted, to the Trustee. The Servicer shall collect payments under the Mortgage Loans in the same preference and priority as the collection and/or enforcement of any other and/or additional loans by the Servicer.

      (k) Each of the Sponsor, the Servicer and the Trustee shall be entitled to rely, and shall be fully protected in relying, upon any promissory note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Mortgagor(s)), independent accountants and other experts selected by the Sponsor or the Trustee. The Servicer shall be fully justified in failing or refusing to take any action under this Agreement for which it has sought and failed to receive instructions from the Trustee provided that the Servicer is entitled to receive instructions from the Trustee hereunder. The Servicer shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Mortgage Loans in accordance with an express written request of the Trustee, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Sponsor and Trustee.

      (l) The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent of the Trustee.

      Section 8.2. Collection of Certain Mortgage Loan Payments.

      (a) The Servicer may in its discretion (i) waive any assumption fees, late payment charges, charges for checks returned for insufficient funds, prepayment fees, if any, or other fees which may be collected in the ordinary course of servicing the Mortgage Loans, (ii) if a Mortgagor is in default or about to be in default because of a Mortgagor's financial condition, arrange with the Mortgagor a schedule, not to exceed twelve (12) months in duration, for the payment of delinquent payments due on the related Mortgage Loan (it being understood that such Mortgagor will be considered Delinquent until all such delinquent payments have been made), (iii) modify payments of monthly principal and interest on any Mortgage Loan becoming subject to the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, in accordance with the Servicer's general policies for comparable mortgage loans subject to such Act,
(iv) with respect to Mortgage Loans aggregating not more than 5.0% of the Original Aggregate Loan Balance, extend the due date for payments due on a Note for a period (with respect to each payment as to which the due date is extended) not greater than 125 days after the initially scheduled due date for such payment (during which extension the Mortgagor will not be considered Delinquent with respect to the payment(s) for which the due date is so extended), (v) amend any Note to extend the maturity thereof, provided that no maturity shall be extended by more than three (3) months and that no more than 5.0% of the Original Aggregate Loan Balance shall be modified to have a maturity date which has been extended beyond the maturity date thereof as of the Cut-Off Date without the prior consent of the Certificate Insurer.

      (b) The Servicer shall hold in escrow in the Principal and Interest Account on behalf of the related Mortgagor all Prepaid Installments received by it, and shall apply such Prepaid Installments as directed by such Mortgagor and as set forth in the related Note.

      Section 8.3. Sub-Servicing Agreements Between Servicer and Sub-Servicers. The Servicer may enter into Sub-Servicing Agreements for any servicing and administration of Mortgage Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Sub-Servicing Agreement and which is acceptable to the Certificate Insurer and is experienced in serving loans of a type similar to the Mortgage Loans and has equity of at least $2,500,000, as determined in accordance with generally accepted accounting principles. The Servicer shall give notice to the Certificate Insurer, the Trustee, Moody's and S&P of the appointment of any Sub-Servicer and shall furnish to the Certificate Insurer, the Trustee, Moody's and S&P a copy of the Sub-Servicing Agreement. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when any Sub-Servicer has received such payments. Any such Sub-Servicing Agreement shall be consistent with and not violate the provisions of this Agreement. Any such Sub-Servicing Agreement may be terminated by the Trustee with the written consent of the Certificate Insurer (which consent shall not be unreasonably withheld), provided that the Servicer has been terminated hereunder. As of the Startup Day the only Sub-Servicer is Transworld Mortgage Corporation.

      Section 8.4. Successor Sub-Servicers. Each Sub-Servicing Agreement shall expressly provide that the Servicer may terminate any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement and either directly service the related Mortgage Loans itself or enter into a Sub-Servicing Agreement with a successor Sub-Servicer that qualifies under
Section 8.3. The Trustee shall have no duty or obligation to monitor or supervise the performance of any Sub-Servicer.

      Section 8.5. Liability of Servicer. The Servicer shall not be relieved of its obligations under this Agreement notwithstanding any Sub-Servicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer or otherwise, and the Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer and nothing contained in such Sub-Servicing Agreement shall be deemed to limit or modify this Agreement. The Trust shall have no liability to the Servicer except for payment of the Servicing Fee and reimbursement of Delinquency Advances and Servicing Advances as expressly contemplated in this Agreement. The Trust shall have no obligation to indemnify the Servicer for costs or expenses, except with respect to the preceding sentence. The Trust shall not indemnify the Servicer for any losses due to the Servicer's negligence.

      Section 8.6. No Contractual Relationship Between Sub-Servicer and Trustee or the Owners. Any Sub-Servicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Servicer alone and the Certificate Insurer, the Trustee and the Owners shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Sub-Servicer except as set forth in Section 8.7.

      Section 8.7. Assumption or Termination of Sub-Servicing Agreement by Trustee. In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Servicer hereunder by the Trustee pursuant to Section 8.20, the Servicer's rights and obligations under any Sub-Servicing Agreement then in force between the Servicer and a Sub-Servicer may be assumed or terminated by the Trustee at the Trustee's option, in each case after consultation with the Certificate Insurer.

      The Servicer shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party documents and records relating to each Sub-Servicing Agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

      Section 8.8. Principal and Interest Account.

      (a) The Servicer and/or each Sub-Servicer shall establish in the name of the Trust for the benefit of the Owners of the Certificates and the Certificate Insurer and maintain at one or more Designated Depository Institutions the Principal and Interest Account.

      Subject to Subsection (c) below, the Servicer and any Sub-Servicer shall deposit all receipts related to the Mortgage Loans to the Principal and Interest Account on a daily basis (but no later than the second Business Day after receipt).

      On the Startup Day, the Sponsor and/or the Servicer shall deposit to the Principal and Interest Account all scheduled payments of principal and interest due and received, and all Prepayments received after the Cut-Off Date.

      (b) All funds in the Principal and Interest Account may only be held (i) uninvested, up to the limits insured by the FDIC or (ii) invested in Eligible Investments. The Principal and Interest Account shall be held in trust in the name of the Trust and for the benefit of the Owners of the Certificates and the Certificate Insurer. Any investment earnings on funds held in the Principal and Interest Account shall be for the account of the Servicer and may only be withdrawn from the Principal and Interest Account by the Servicer immediately following the remittance of the Monthly Remittance Amounts by the Servicer. Any references herein to amounts on deposit in the Principal and Interest Account shall refer to amounts net of such investment earnings. The amount of any losses on investments in the Principal and Interest Account, to the extent not offset by earnings on other investments held therein, shall be deposited in the Principal and Interest Account by the Servicer promptly upon the recognition of such net losses.

      (c) The Servicer shall deposit to the Principal and Interest Account all payments of principal and interest (including Prepaid Installments) due after the Cut-Off Date, any Prepayments and Net Liquidation Proceeds collected after the Cut-Off Date, all Loan Purchase Prices and Substitution Amounts received or paid by the Servicer with respect to the Mortgage Loans, other recoveries or amounts related to the Mortgage Loans received by the Servicer, Compensating Interest and Delinquency Advances together with any amounts which are reimbursable from the Principal and Interest Account, amounts on account of net investment losses and any condemnation proceeds, but net of
(i) the Servicing Fee with respect to each Mortgage Loan and other servicing compensation to the Servicer as permitted by Section 8.15 hereof, and (ii) Net Liquidation Proceeds to the extent such Net Liquidation Proceeds exceed the sum of (A) the Loan Balance of the related Mortgage Loan plus (B) accrued and unpaid interest on such Mortgage Loan at the Coupon Rate (net of any Servicing Fee) to the date of such liquidation. Amounts described in clause (ii) of the preceding sentence shall be retained by the Servicer as additional servicing compensation or paid over to the related Mortgagor if required by law.

      (d)   (i)   The Servicer may make withdrawals from the Principal and
                  Interest Account only for the following purposes:

                  (A) to effect the timely remittance to the Trustee of the Monthly Remittance Amounts due on each Remittance Date;

                  (B) to reimburse itself pursuant to Section 8.9 hereof for any unreimbursed Reimbursable Advances;

                  (C) to withdraw investment earnings on amounts on deposit in the Principal and Interest Account;

                  (D) to withdraw amounts that have been deposited to the Principal and Interest Account in error; and

                  (E) to clear and terminate the Principal and Interest Account following the termination of the Trust pursuant to Article IX.

            (ii) On each Remittance Date, the Servicer shall send to the Trustee a report, in print and/or electronic form, detailing the payments on the Mortgage Loans during the prior Remittance Period. Such report shall be in the form and have the specifications as may be agreed to between the Servicer and the Trustee from time to time. The Trustee shall have no duty or obligation with respect to the accuracy of the information contained in the report referred to in this Section 8.8(d)(ii).

            (iii) On each Remittance Date, the Servicer shall remit to the
                  Trustee by wire transfer, or otherwise make funds available in immediately available funds all amounts then on deposit in the Principal and Interest Account which relate to collections on or with respect to the Mortgage Loans with respect to the immediately preceding Remittance Period, including the amount of any Delinquency Advance, any Compensating Interest, Loan Purchase Prices and

                  Substitution Amounts; such amount being the "Monthly Remittance Amount."

      (e) The Servicer shall furnish the Trustee monthly statements of the Principal and Interest Account, if it is not held by the Trustee.

      (f) Notwithstanding any other provisions of this Agreement, the Servicer shall be entitled to reimburse itself for any previously unreimbursed expense otherwise reimbursable pursuant to the terms of this Agreement, including, but not limited to, any Delinquency Advance, any Servicing Advance, and any Liquidation Expense, that the Servicer determines (as evidenced by an Officer's Certificate) to be otherwise nonrecoverable by withdrawal from the Principal and Interest Account of amounts on deposit therein attributable to any of the Mortgage Loans on any Business Day prior to the Payment Date succeeding the date of any such determination.

      Section 8.9. Delinquency Advances, Compensating Interest and Servicing Advances.

      (a) On each Remittance Date the Servicer shall make a Delinquency Advance with respect to delinquent interest on each Mortgage Loan which was a Delinquent Mortgage Loan with respect to the related Remittance Period; provided, however, that the Servicer will not be required to make any Delinquency Advance if it determines that such Delinquency Advance would be an Unrecoverable Delinquency Advance.

      The Servicer shall be permitted to reimburse itself for any Delinquency Advance from any subsequent collections or recoveries on the Mortgage Loans. If not theretofore recovered by the Servicer, Delinquency Advances shall be recoverable pursuant to Section 7.5(b)(xiii) hereof.

      (b) On or prior to each Remittance Date, the Servicer shall deposit in the Principal and Interest Account with respect to any full or partial Prepayment received on a Mortgage Loan during the related Remittance Period, out of its own funds without any right of reimbursement therefor, an amount equal to the difference between (x) 30 days' interest at the related Coupon Rate less the Servicing Fee Rate on the Loan Balance of such Mortgage Loan as of the first day of the related Remittance Period and (y) to the extent not previously advanced, the interest (less the Servicing Fee) actually paid by the Mortgagor with respect to the Mortgage Loan during such Remittance Period (any such amount paid by the Servicer, "Compensating Interest"). The Servicer shall in no event be required to pay Compensating Interest with respect to any Remittance Period in an amount in excess of the aggregate Servicing Fee received by the Servicer with respect to all Mortgage Loans for the related Remittance Period.

      (c) The Servicer will pay all reasonable and customary "out-of-pocket" costs and expenses (including reasonable legal fees) incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) Preservation Expenses, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of REO Property (including, without limitation, realtor's commissions), and (iv) advances made for taxes, insurance and other charges against the Property, each such expenditure under clauses (i) - (iv) constituting a Servicing Advance, but the Servicer is only required to pay such costs and expenses to the extent the Servicer reasonably believes such costs and expenses will increase Net Liquidation Proceeds on the related Mortgage Loan. Each such amount so paid will constitute a "Servicing Advance".

      The Servicer may recover Servicing Advances from the Mortgagors to the extent permitted by the Mortgage Loans and from Net Liquidation Proceeds, condemnation proceeds or other insurance proceeds with respect to the related Mortgage Loan pursuant to Section 7.5(b)(xiii).

      Section 8.10. Purchase of Mortgage Loans. The Servicer may, but is not obligated to, purchase for its own account any Mortgage Loan which becomes Delinquent, in whole or in part, as to four consecutive monthly installments or any Mortgage Loan as to which enforcement proceedings have been brought by the Servicer or by any Sub-Servicer pursuant to Section 8.13. Any such Loan so purchased shall be purchased by the Servicer on a Remittance Date at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be deposited in the Certificate Account simultaneously with the purchase of such Mortgage Loan.

      Section 8.11. Maintenance of Insurance.

      (a) The Servicer shall cause to be maintained with respect to each Mortgage Loan a hazard insurance policy with a generally acceptable carrier licensed in the state in which the Property is located that provides for fire and extended coverage, and which provides for a recovery by the Servicer on behalf of the Trust of insurance proceeds relating to such Mortgage Loan in an amount not less than the least of (i) the outstanding Loan Balance of the Mortgage Loan, (ii) the minimum amount required to compensate for damage or loss to the material improvements on a Property on a replacement cost basis and (iii) the full insurable value of the material improvements to the Property but in any event in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related insurance policy. No amounts advanced by the Servicer for force-placed insurance shall be added to the Loan Balance of a Mortgage Loan for any purpose under this Agreement.

      (b) If the Mortgage Loan at the time of origination relates to a Property as to which material improvements are located in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Servicer will cause to be maintained with respect thereto a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable carrier in an amount representing coverage, and which provides for a recovery by the Servicer on behalf of the Trust of insurance proceeds relating to such Mortgage Loan of not less than the least of (i) the outstanding Loan Balance of the Mortgage

Loan, (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the maximum amount of insurance that is available for such improvements under the Flood Disaster Protection Act of 1973. The Servicer shall indemnify the Trust and the Certificate Insurer out of the Servicer's own funds for any loss to the Trust and the Certificate Insurer resulting from the Servicer's failure to maintain the insurance required by this Section.

      (c) In the event that the Servicer shall obtain and maintain a blanket policy from an insurer rated at least "A:X" or better in Best's Key Rating Guide insuring against fire, flood and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance, and otherwise complies with the requirements of this Section 8.11, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under this Section 8.11, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Property a policy complying with the preceding paragraphs of this Section 8.11, and there shall have been a loss which would have been covered by such policy, deposit in the Principal and Interest Account from the Servicer's own funds the difference, if any, between the amount that would have been payable under a policy complying with the preceding paragraphs of this Section 8.11 and the amount paid under such blanket policy, including the amount in the deductible clause. Upon the request of the Trustee or the Certificate Insurer, the Servicer shall cause to be delivered to the Trustee or the Certificate Insurer, a certified true copy of such policy.

      Section 8.12. Due-on-Sale Clauses; Assumption and Substitution Agreements. When a Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Note; provided, however, that the Servicer shall not exercise any such right if (i) the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law or (ii) the Servicer reasonably believes that the assumption of the Mortgage Loan would not materially and adversely affect the interests of the Owners or the Certificate Insurer and (a) the requested assumption of the Mortgage Loan results from the death of a Mortgagor, or (b) the requested assumption is, in the judgment of the Servicer, necessary to prevent or cure a default or imminent default on the Mortgage Loan, or (iii) the Certificate Insurer provides its prior written consent. The Servicer shall notify the Certificate Insurer of any assumptions permitted under this Section
8.12 to the extent such assumptions exceed 5.0% of the Original Aggregate Loan Balance. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such Property has been or is about to be conveyed, pursuant to which such person becomes liable under the Note and, unless prohibited by such Note or applicable law, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Servicer is authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Note; provided, however, that any such substitution of liability agreement must be delivered by the Servicer pursuant to its usual procedures for mortgage loans held in its own portfolio and the Servicer shall, prior to executing and delivering such agreement, obtain the prior written consent of the Certificate Insurer. The Mortgage Loan, as assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement and any related agreement. The Servicer shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee the original copy of such assumption or substitution agreement, which copy shall be added by the Trustee to the related File and which shall, for all purposes, be considered a part of such File to the same extent as all other documents and instruments constituting a part thereof. The Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the required monthly payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding principal amount of such Mortgage Loan shall not be changed, the Coupon Rate shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Servicer or the Sub-Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

      Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

      Any request for consent by the Servicer under Sections 8.1(c), 8.1(i), 8.2(a) and 8.12 to the Certificate Insurer shall be deemed granted unless denied by notice in writing to the Servicer within five (5) Business Days after receipt of a written request for such consent.

      Section 8.13. Realization Upon Defaulted Mortgage Loans.

      (a) The Servicer shall foreclose upon or otherwise comparably effect the ownership on behalf of the Trust of Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of Delinquent payments and which the Servicer has not purchased pursuant to Section 8.10, unless the Servicer reasonably believes as evidenced by an Officer's Certificate that Net Liquidation Proceeds with respect to such Mortgage Loan would not be increased as a result of such foreclosure or other action, in which case such Mortgage Loan will be charged-off and will become a Liquidated Loan. The Servicer shall have no obligation to purchase any property at any foreclosure sale. The Servicer will give notice of any such charge-off to the Certificate Insurer and each of Moody's and S&P by delivery of a Liquidation Report in the form attached as Exhibit K hereto. In connection with such foreclosure or other conversion, the Servicer shall exercise such of the rights and powers vested in it hereunder, and use the same degree of care and skill in their exercise or use, as prudent mortgage lenders would exercise or use under the circumstances in the conduct of their own affairs, including, but not limited to, advancing funds for the payment of taxes, amounts due with respect to Senior Liens, and insurance premiums, if it determines that such advances would be recoverable. Any amounts so advanced shall constitute "Servicing Advances" within the meaning of Section 8.9(c) hereof.

      The Servicer shall sell any REO Property within 23 months of its acquisition by the Trust, unless the Servicer obtains for the Trustee an opinion of counsel experienced in federal income tax matters, addressed to the Trustee, the Certificate Insurer and the Servicer, to the effect that the holding by the Trust of such REO Property for any greater period will not result in the imposition of taxes on "Prohibited Transactions" of the Upper-Tier REMIC or the Lower-Tier REMIC as defined in Section 860F of the Code or cause the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC under the REMIC Provisions at any time that any Certificates are outstanding, in which case the Servicer shall sell any REO Property by the end of any extended period specified in any such opinion.

      Notwithstanding the generality of the foregoing provisions, the Servicer shall manage, conserve, protect and operate each REO Property for the Owners solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the Upper-Tier REMIC or the Lower-Tier REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Owners, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Owners for the period prior to the sale of such REO Property.

      The Servicer shall take into account the existence of any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, on a Property in determining whether to foreclose upon or otherwise comparably convert the ownership of such Property. To the extent that the Servicer has actual knowledge of any such substance or waste, it shall consult with the Certificate Insurer and the Trustee regarding the appropriate course of action. Except with the prior written consent of the Certificate Insurer, the Servicer shall not institute foreclosure actions with respect to a property containing substance or waste as described above if it reasonably believes that such action would not be consistent with its servicing standards, and in no event shall the Servicer manage, operate or take any other action with respect thereto which the Servicer in good faith believes will result in "clean-up" or other liability under applicable law. The net income from the rental or sale of a REO property shall be deposited in the Principal and Interest Account within two (2) Business Days after receipt thereof by the Servicer.

      (b) The Servicer shall determine, with respect to each defaulted Mortgage Loan, when it has recovered, whether through trustee's sale, foreclosure sale or otherwise, all amounts it expects to recover from or on account of such defaulted Mortgage Loan, whereupon such Mortgage Loan shall become a "Liquidated Loan".

      Section 8.14. Trustee to Cooperate; Release of Files.

      (a) Upon the payment in full of any Mortgage Loan (including the repurchase of any Mortgage Loan or any liquidation of such Mortgage Loan through foreclosure or otherwise), or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall deliver to the Trustee a Servicer's Trust Receipt. Upon receipt of such Servicer's Trust Receipt, the Trustee shall promptly release the related File, in trust to (i) the Servicer, (ii) an escrow agent or (iii) any employee, agent or attorney of the Trustee, in each case pending its release by the Servicer, such escrow agent or such employee, agent or attorney of the Trustee, as the case may be. Upon any such payment in full, or the receipt of such notification that such funds have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage which secured the Note, an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full. No expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Principal and Interest Account. In lieu of executing any such satisfaction or assignment, as the case may be, the Servicer may prepare and submit to the Trustee, a satisfaction (or assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Trustee with all requisite information completed by the Servicer; in such event, the Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related File, as aforesaid. In connection with a foreclosure, the Servicer may prepare and submit to the Trustee an assignment of mortgage to the Servicer, in form for execution by the Trustee with all requisite information completed by the Servicer; in such event, the Trustee shall execute and acknowledge such assignment, and deliver the same with the related File to the Servicer.

      (b) From time to time and as appropriate in the servicing of any Mortgage Loan, including, without limitation, foreclosure or other comparable conversion of a Mortgage Loan or collection under any applicable Insurance Policy, the Trustee shall (except in the case of the payment or liquidation pursuant to which the related File is released to an escrow agent or an employee, agent or attorney of the Trustee), upon request of the Servicer and delivery to the Trustee of a Servicer's Trust Receipt, release the related File to the Servicer and shall execute such documents as shall be reasonably necessary to the prosecution of any such proceedings, including, without limitation, an assignment without recourse of the related Mortgage to the Servicer; provided that there shall not, without the prior written consent of the Certificate Insurer, be released and unreturned at any one time more than 10% of the entire number of Files then on deposit with the Trustee. Such receipt by the Servicer shall obligate the Servicer to return the File to the Trustee when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of the liquidation information, in physical or electronic form, the Servicer's Trust Receipt shall be released by the Trustee to the Servicer.

      (c) In all cases where the Servicer determines that it is necessary for the Trustee to sign any document or to authorize the release of a File within a limited period of time, the Servicer shall notify an Authorized Officer of the Trustee by telephone or facsimile transmission of such need and the Trustee shall thereupon use its best efforts to comply with the Servicer's needs, but in any event will comply within two Business Days of such request with respect to the release of a File or the execution of a release or assignment provided such request shall be received by 12:00 noon on the second Business Day prior to such release, execution or assignment.

      Section 8.15. Servicing Compensation. As compensation for its activities hereunder, the Servicer shall be entitled to retain the amount of the Servicing Fee from the interest collections with respect to each Mortgage Loan. Additional servicing compensation in the form of prepayment charges, release fees, bad check charges, assumption fees, late payment charges, or any other servicing-related fees, Net Liquidation Proceeds not required to be deposited in the Principal and Interest Account pursuant to Section 8.8(c), and similar items may, to the extent collected from Mortgagors, be retained by the Servicer.

      The Servicer may not sell, pledge or transfer its right to the Servicing Fee or any servicing compensation, under this Agreement (in whole or in part), except to a successor servicer hereunder, without the consent of the Certificate Insurer. Any pledge of the Servicing Fee hereunder shall be expressly subordinate to the rights of the Trustee under this Agreement.

      Section 8.16. Annual Statement as to Compliance. The Servicer, at its own expense, will deliver to the Trustee, Certificate Insurer, S&P and Moody's, on or before the last day of April of each year, commencing in 1998, an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of each of the Servicer and the Sub-Servicer during such preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, each of the Servicer and the Sub-Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer or the Sub-Servicer as applicable, to remedy such defaults. Any Sub-Servicer which is not a Servicer Affiliate shall also deliver an annual statement as to compliance in the form described above or the Servicer shall cover such Sub-Servicer's performance in its own statement. These statements shall be available to Owners upon written request.

      Section 8.17. Annual Independent Certified Public Accountants' Reports; Annual Financial Statements of the Sub-Servicer.

      (a) On or before the last day of April of each year, commencing in 1998, the Sub-Servicer, at its own expense, shall cause to be delivered to the Trustee, the Certificate Insurer, S&P and Moody's a letter or letters of a firm of independent, nationally recognized certified public accountants reasonably acceptable to the Certificate Insurer stating that such firm has, with respect to the Sub-Servicer's overall servicing operations (i) performed applicable tests in accordance with the compliance testing procedures as set forth in Appendix 3 of the Audit Guide for Audits of HUD Approved Nonsupervised Mortgagees or (ii) examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and in either case stating such firm's conclusions relating thereto.

      (b) The Servicer shall furnish or caused to be furnished to the Trustee as soon as available, and in any event within 90 days after the close of each fiscal year of the Servicer, the audited balance sheet of the Servicer and the audited profit and loss statement and statement of cash flows of the Servicer for such year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the certificate of the Servicer's independent accountants (who shall be a nationally recognized firm).

      (c) The Trustee shall have no duty or obligation with respect to the information provided pursuant to this Section 8.17.

     Section 8.18. Access to Certain Documentation and Information Regarding the Mortgage Loans. The Servicer shall provide to the Trustee, the Certificate Insurer and the supervisory agents and examiners of each of the foregoing access to the documentation regarding the Mortgage Loans required by applicable state and federal regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

      Upon any change in the format of the computer diskette or other form of report maintained by the Servicer in respect of the Mortgage Loans, the Servicer shall deliver a copy of such new format to the Trustee.

      Section 8.19. Assignment of Agreement. The Servicer may not assign its obligations under this Agreement, in whole or in part, unless it shall have first obtained the written consent of the Trustee and Certificate Insurer, which such consent shall not be unreasonably withheld; provided, however, that any assignee must meet the eligibility requirements set forth in Section 8.20(g) hereof for a successor servicer. Notice of any such assignment shall be given by the Servicer to the Trustee, the Certificate Insurer and Moody's.

      Section 8.20. Removal of Servicer; Resignation of Servicer.

      (a) The Certificate Insurer (or, with the consent of the Certificate Insurer, the Majority Owners) may remove the Servicer upon the occurrence of any of the following events (each, an "Event of Default"); provided in the event of an Event of Default pursuant to clauses (ix), (x) or (xi) below, the Certificate Insurer may consider whether such Event of Default is related to the Servicer's performance, the credit quality of the Mortgage Loans or economic conditions beyond the control of the Servicer:

           (i) The Servicer shall (A) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian or similar entity with respect to itself or its property,
                    (B) admit in writing its inability to pay its debts generally as they become due, (C) make a general assignment for the benefit of creditors, (D) be adjudicated a bankrupt or insolvent, (E) commence a voluntary case under the federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or (F) cause corporate action to be taken by it for the purpose of effecting any of the foregoing; or

           (ii) If without the application, approval or consent of the Servicer, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Servicer an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, conservator, liquidator or custodian or similar entity with respect to the Servicer or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, and, if such proceeding is being contested by the Servicer in good faith, the same shall (A) result in the entry of an order for relief or any such adjudication or appointment or
                    (B) continue undismissed or pending and unstayed for any period of thirty (30) consecutive days; or

           (iii) The Servicer shall fail to perform any one or more of its obligations hereunder (other than its obligations referenced in clauses (vi) and (vii) below) and shall continue in default thereof for a period of thirty (30) days after the earlier to occur of (x) the date on which an Authorized Officer of the Servicer knows or reasonably should know of such failure or (y) receipt by the Servicer of a written notice from the Trustee, any Owner, the Sponsor or the Certificate Insurer of said failure; or

           (iv) The Servicer shall fail to cure any breach of any of its representations and warranties set forth in Section 3.2 which materially and adversely affects the interests of the Owners or Certificate Insurer for a period of thirty (30) days after the earlier of (x) the date on which an Authorized Officer of the Servicer knows or reasonably should know of such breach or (y) receipt by the Servicer of a written notice from the Trustee, any Owner, the Sponsor or the Certificate Insurer of such breach; or

           (v) If the Certificate Insurer pays out any money under the Certificate Insurance Policy, or if the Certificate Insurer otherwise funds any shortfall with its own money, because the amounts available to the Trustee (other than from the Certificate Insurer) are insufficient to make required distributions on the Class A Certificates; or

           (vi) The failure by the Servicer to make any required Servicing Advance for a period of 30 days following the earlier of (x) the date on which an Authorized Officer of the Servicer knows or reasonably should know of such failure or (y) receipt by the Servicer of a written notice from the Trustee, any Owner, the Sponsor or the Certificate Insurer of such failure; or

           (vii) The failure by the Servicer to make any required Delinquency Advance, to pay any Compensating Interest or to pay over any Monthly Remittance Amount or other amounts required to be remitted by the Servicer pursuant to this Agreement; or

           (viii) If on any Payment Date the net worth of the Servicer is less than $10,000,000, as determined in accordance with generally accepted accounting principals; or

           (ix) If (a) on any Payment Date occurring before March 1, 1998, the Rolling Three Month Delinquency Rate exceeds 6.0%, (b) on any Payment Date on or after March 1, 1998 and before March 1, 1999, the Rolling Three Month Delinquency Rate exceeds 7.0%, (c) on any Payment Date on or after March 1, 1999 and before March 1, 2000, the Rolling Three Month Delinquency Rate exceeds 8.5%, (d) on any Payment Date on or after March 1, 2000 and before March 1, 2001, the Rolling Three Month Delinquency Rate exceeds 10.0%, or (e) on any Payment Date on or after March 1, 2001, the Rolling Three Month Delinquency Rate exceeds 12.0%; or

           (x) If (a) on the Payment Date occurring in March, 1998, the aggregate Cumulative Loss Amounts over the prior twelve month period exceed 0.50% of the average Aggregate Loan Balance as of the close of business on the last day of each of the twelve preceding Remittance Periods, (b) on the Payment Date occurring in March, 1999, the aggregate Cumulative Loss Amounts exceed 0.75% of the average Aggregate Loan Balance as of the close of business on the last day of each of the twelve preceding Remittance Periods,
                    (c) on the Payment Date occurring in March, 2000, the aggregate Cumulative Loss Amounts exceed 1.50% of the average Aggregate Loan Balance as of the close of business on the last day of each of the twelve preceding Remittance Periods, (d) on the Payment Date occurring in March, 2001, the aggregate Cumulative Loss Amounts exceed 2.00% of the average Aggregate Loan Balance as of the close of business on the last day of each of the twelve preceding Remittance Periods, or (e) on the Payment Date occurring in March, 2002, the aggregate Cumulative Loss Amounts exceed 1.50% of the average Aggregate Loan Balance as of the close of business on the last day of each of the twelve preceding Remittance Periods; or

           (xi) If (a) on any Payment Date occurring before March 1, 1998, the Cumulative Loss Amount exceeds 0.50% of the Original Aggregate Loan Balance, (b) on any Payment Date on or after March 1, 1998 and before March 1, 1999, the Cumulative Loss Amount exceeds 1.00% of the Original Aggregate Loan Balance,
                    (c) on any Payment Date on or after March 1, 1999 and before March 1, 2000, the Cumulative Loss Amount exceeds 2.50% of the Original Aggregate Loan Balance, (d) on any Payment Date on or after March 1, 2000 and before March 1, 2001, the Cumulative Loss Amount exceeds 4.00% of the Original Aggregate Loan Balance, or (e) on any Payment Date on or after March 1, 2001, the Cumulative Loss Amount exceeds 5.00 % of the Original Aggregate Loan Balance; or

           (xii) The Certificate Insurer determines that the performance of the Servicer (or any Sub-Servicer) is not in compliance with the Servicing Standards, which non-compliance is reasonably likely to have a material adverse effect on the servicing of the Mortgage Loans; or

           (xiii) The Servicer shall enter into any merger, consolidation or other corporate transaction pursuant to which (x) the Servicer is not the surviving entity, (y) the long-term unsecured debt rating of the surviving entity is below investment grade or (z) the Certificate Insurer determines that the servicing capabilities of such surviving entity as successor Servicer could materially adversely affect the servicing of the Mortgage Loans;

provided, however, that (A) prior to any removal of the Servicer pursuant to clauses (iii) and (iv), the Certificate Insurer, in its sole discretion, may extend the 30-day cure period upon the Servicer's prompt and diligent pursuit of such cure, (B) prior to any removal of the Servicer pursuant to clauses (iii),
(iv) and (vi) of this Section 8.20(a), any applicable grace period granted by any such clause shall have expired prior to the time such occurrence shall have been remedied and (C) in the event of the refusal or inability of the Servicer to comply with its obligations described in clause (vii) above, such removal shall be effective (without the requirement of any action on the part of the Sponsor the Certificate Insurer or of the Trustee) at 4 p.m. New York City time on the second Business Day following the day on which the Trustee or the Certificate Insurer notifies an Authorized Officer of the Servicer that a required amount described in clause (vii) above has not been received by the Trustee, unless the required amount described in clause (vii) above is paid by the Servicer prior to such time. Upon the Trustee's obtaining actual knowledge that a required amount described in clause (vii) above has not been made by the Servicer, the Trustee shall so notify an Authorized Officer of the Servicer, the Certificate Insurer and each of Moody's and S&P as soon as is reasonably practical.

      (b) The Servicer shall not resign from the obligations and duties hereby imposed on it, except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer at the date of this Agreement. Any such determination permitting the resignation of the Servicer shall be evidenced by an opinion of counsel to such effect which shall be delivered to the Trustee, the Sponsor and the Certificate Insurer.

      (c) No removal or resignation of the Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities and obligations in accordance with this Section.

      (d) Upon removal or resignation of the Servicer, the Servicer also shall promptly deliver or cause to be delivered to a successor servicer or the Trustee all the books and records (including, without limitation, records kept in electronic form) that the Servicer has maintained for the Mortgage Loans, including all tax bills, assessment notices, insurance premium notices and all other documents as well as all original documents then in the Servicer's possession.

      (e) Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Trustee and remitted directly and immediately to the Trustee or the successor Servicer.

      (f) Upon removal or resignation of the Servicer, the Trustee shall act as the successor Servicer. If, at the time the Servicer is removed or resigns, the Trustee is unable to act as successor Servicer, then the Trustee (x) may solicit bids for a successor Servicer as described below, and (y) pending the appointment of a successor Servicer as a result of soliciting such bids, shall serve as Servicer. The Trustee shall, if it is unable to obtain a qualifying bid and is prevented by law from acting as Servicer, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution which is acceptable to the Certificate Insurer and is experienced in servicing loans of a type similar to the Mortgage Loans and has equity of not less than $10,000,000, as determined in accordance with generally accepted accounting principles, and acceptable to the Certificate Insurer as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder.

      The compensation of any successor servicer (including, without limitation, the Trustee) so appointed shall be the aggregate Servicing Fees, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Section 8.15.

      (g) In the event the Trustee solicits bids as provided above, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor Servicer shall be entitled to the full amount of the aggregate Servicing Fees as servicing compensation, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Section 8.15. Within thirty days after any such public announcement, the Trustee shall, with the consent of the Certificate Insurer, negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest satisfactory bid. The Trustee shall deduct from any sum received by the Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder. After such deductions, the remainder of such sum shall be paid by the Trustee to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor.

      (h) The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession, and the Servicer shall bear all the costs of transferring all files and records related to the Mortgage Loans and other reasonable costs necessary to effect such succession. The Servicer agrees to cooperate with the Trustee and any successor Servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor Servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor Servicer, as applicable, all amounts which then have been or should have been deposited in the Principal and Interest Account by the Servicer or which are thereafter received with respect to the Mortgage Loans. Neither the Trustee nor any other successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

      (i) The Trustee or any other successor Servicer, upon assuming the duties of Servicer hereunder, shall immediately make all Delinquency Advances and pay all Compensating Interest which the Servicer has theretofore failed to remit with respect to the Mortgage Loans; provided, however, that if the Trustee is acting as successor Servicer, the Trustee shall only be required to make Delinquency Advances (including the Delinquency Advances described in this clause (j)) if, in the Trustee's reasonable good faith judgment, such Delinquency Advances will ultimately be recoverable from the related Mortgage Loans.

      (j) The Servicer which is being removed or is resigning shall give notice to the Mortgagors and to each of Moody's and S&P of the transfer of the servicing to the successor.

      (k) Any successor Servicer shall assume all rights and obligations of the predecessor Servicer under this Agreement, except those arising before succession (other than the obligation to make Delinquency Advances) and under
Section 3.

      (l) If the Servicer is removed pursuant to Section 8.20(a) hereof the Servicer shall remain entitled to reimbursement for Reimbursable Advances to the extent that the related amounts are thereafter recovered with respect to the related Mortgage Loans.

      Section 8.21. Inspections by Certificate Insurer; Errors and Omissions Insurance.

      (a) At any reasonable time and from time to time upon reasonable notice, the Certificate Insurer, the Trustee, or any agents or representatives thereof may inspect the Servicer's servicing operations and discuss the servicing operations of the Servicer with any of its officers or directors. The costs and expenses incurred by the Servicer or its agents or representatives in connection with any such examinations or discussions shall be paid by the Servicer.

      (b) The Servicer agrees to maintain (and to cause each Sub-Servicer to maintain) errors and omissions coverage and a fidelity bond, each at least to the extent generally maintained by prudent mortgage loan servicers having servicing portfolios of a similar size.

      Section 8.22. Merger, Conversion, Consolidation or Succession to Business of Servicer. Any corporation into which the Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any corporation succeeding to all or substantially all of the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided (x) that such corporation meets the qualifications set forth in Section 8.20(f) and (y) that any successor Servicer must meet the qualifications set forth in Section 8.20(f).

      Section 8.23. Financial Statements. The Servicer understands that, in connection with the transfer of the Certificates, Owners may request that the Servicer make available to prospective Owners any quarterly unaudited financial statement of the Servicer for the then-current fiscal year and annual audited financial statements of the Servicer for one or more of the most recently completed five fiscal years for which such statements are available, which request shall not be unreasonably denied. Such financial statements shall also be supplied to the Certificate Insurer and each of Moody's and S&P.

      The Servicer also agrees to make available on a reasonable basis to the Sponsor, the Trustee, the Certificate Insurer, any Owner or any prospective Owner a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or Sub-Servicer or the financial statements of the Servicer or Sub-Servicer and to permit the Sponsor, the Trustee, the Certificate Insurer, any Owner or any prospective Owner to inspect the Sub-Servicer's servicing facilities during normal business hours for the purpose of satisfying the Sponsor, the Trustee, the Certificate Insurer, any Owner or such prospective Owner that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.

      Section 8.24. REMIC. The Servicer covenants and agrees for the benefit of the Owners (i) to take no action which would result in the termination of REMIC status for the Upper-Tier REMIC or the Lower-Tier REMIC, (ii) not to engage in any "prohibited transaction", as such term is defined in Section 860F(a)(2) of the Code and (iii) not to engage in any other action which may result in the imposition of any other taxes under the Code.

      Section 8.25. The Designated Depository Institution. The Servicer shall give the Sponsor, the Trustee and the Certificate Insurer (a) at least thirty days' prior written notice of any anticipated change of the Designated Depository Institution at which any Account is maintained and (b) written notice of any change in the ratings of such Designated Depository Institution of which the Servicer is aware, within two Business Days after discovery.

      Section 8.26. Appointment of Custodian. If the Servicer in good faith determines that the Trustee is unable to deliver Files to the Servicer as required pursuant to Section 8.14 hereof, the Servicer shall so notify the Sponsor, the Certificate Insurer, S&P, Moody's and the Trustee, and make request that a custodian acceptable to the Servicer and the Certificate Insurer be appointed to retain custody of the Files on behalf of the Trustee. The Trustee and the Sponsor agree to co-operate reasonably with the Servicer in connection with the appointment of such custodian.

      Section 8.27. Indemnification by the Sponsor and Servicer. The Sponsor and Servicer each jointly and severally agrees to indemnify and hold the Trust, harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses that the Trust may sustain in any way related to (i) the breach of any representation or warranty made by the Sponsor or the Servicer under this Agreement or the Master Transfer Agreement or (ii) the failure of the Sponsor or the Servicer to perform their respective duties in compliance with the terms of this Agreement or the Master Transfer Agreement. The provisions of this section shall survive the termination of this Agreement and the payment of the outstanding Certificates.

                               ARTICLE IX

                          TERMINATION OF TRUST

      Section 9.1. Termination of Trust. The Trust created hereunder and all obligations created by this Agreement will terminate upon the earlier of (i) the payment to the Owners of all Certificates from amounts other than those available under the Certificate Insurance Policy of all amounts held by the Trustee and required to be paid to such Owners pursuant to this Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate, (ii) at any time when a Qualified Liquidation of the Upper-Tier REMIC or the Lower-Tier REMIC is effected as described below or
(iii) as described in Section 9.2, 9.3 and 9.4 hereof. To effect a termination of this Agreement pursuant to clause (ii) above, the Owners of all Certificates then Outstanding shall (x) unanimously direct the Trustee on behalf of the Trust to adopt a plan of complete liquidation for the Upper-Tier REMIC or the Lower-Tier REMIC, as contemplated by Section 860F(a)(4) of the Code and (y) provide to the Trustee an opinion of counsel experienced in federal income tax matters to the effect that such liquidation constitutes a Qualified Liquidation, and the Trustee either shall sell the Mortgage Loans and distribute the proceeds of the liquidation of the Trust Estate, or shall distribute equitably in kind all of the assets of the Trust Estate to the remaining Owners of the Certificates based on their interests in the Trust, each in accordance with such plan, so that the liquidation or distribution of the Trust Estate, the distribution of any proceeds of the liquidation and the termination of this Agreement occur no later than the close of the 90th day after the date of adoption of the plan of liquidation and such liquidation qualifies as a Qualified Liquidation. In no event, however, will the Trust created by this Agreement continue beyond the expiration of twenty-one (21) years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the United Kingdom, living on the date hereof. The Trustee shall give written notice of termination of the Agreement to each Owner in the manner set forth in
Section 11.5.

      Section 9.2. Termination Upon Option of Class RL Certificate Owners and Servicer.

      (a) On any Remittance Date on or after the Remittance Date on which the then-outstanding Aggregate Loan Balance of the Mortgage Loans in the Trust Estate is less than or equal to ten percent of the sum of the Aggregate Loan Balance of all Mortgage Loans in the Trust Estate as of the Cut-Off Date, the Owners of the Class RL Certificates and the Servicer, acting directly or through one or more affiliates, may determine to purchase and may cause the purchase from the Trust of all (but not fewer than all) Mortgage Loans in the Trust Estate and all property theretofore acquired in respect of any such Mortgage Loan by foreclosure, deed in lieu of foreclosure, or otherwise then remaining in the Trust Estate at a price equal to the sum of (w) the greater of (i) 100% of the Aggregate Loan Balance of the related Mortgage Loans and related accrued interest as of the day of purchase minus the amount actually remitted by the Servicer representing the related Monthly Remittance Amount on such Remittance Date for the related Remittance Period and (ii) the fair market value of such Mortgage Loans (disregarding accrued interest), (x) the amount of any difference between the Monthly Remittance Amount actually remitted by the Servicer on such Remittance Date and the Monthly Remittance Amount due on such Remittance Date and (y) the Reimbursement Amount, if any, as of such Remittance Date (such amount, the "Termination Price"). The right of the Owners of the Class RL Certificates so to exercise such optional purchase right is superior to such right of the Servicer. The Servicer may only exercise such optional right if the Owners of the Class RL Certificates decline to do so. In connection with such purchase, the Servicer shall remit to the Trustee all amounts then on deposit in the Principal and Interest Account for deposit to the Certificate Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

      (b) In connection with any such purchase, the Servicer shall provide to the Trustee and the Certificate Insurer an opinion of counsel, at the expense of the Servicer, experienced in federal income tax matters to the effect that such purchase constitutes a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC.

      (c) Promptly following any such purchase, the Trustee will release the Files to the Servicer, or otherwise upon their order, in a manner similar to that described in Section 8.14 hereof.

      (d) If the Servicer does not exercise its option pursuant to this Section
9.2 with respect to the Trust Estate, then the Certificate Insurer may do so on the same terms.

      Section 9.3. Termination Upon Loss of REMIC Status.

      (a) Following a final determination by the Internal Revenue Service, or by a court of competent jurisdiction, in either case from which no appeal is taken within the permitted time for such appeal, or if any appeal is taken, following a final determination of such appeal from which no further appeal can be taken, to the effect that either the Upper-Tier REMIC or the Lower-Tier REMIC does not and will no longer qualify as a "REMIC" pursuant to Section 860D of the Code (the "Final Determination"), on any Remittance Date on or after the date which is 30 calendar days following such Final Determination, (i) the Owners of a majority in Percentage Interest represented by the Class A Certificates then Outstanding may direct the Trustee to adopt a plan of complete liquidation with respect to the Trust Estate and (ii) the Certificate Insurer may notify the Trustee of the Certificate Insurer's determination to purchase from the Trust all (but not fewer than all) Mortgage Loans in the Trust Estate and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate at a price equal to the

Termination Price. In connection with such purchase, the Servicer shall remit to the Trustee all amounts then on deposit in the Principal and Interest Account for deposit in the Certificate Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

      (b) Upon receipt of such direction from the Owners of such Class A Certificates or such notice from the Certificate Insurer, the Trustee shall notify the holders of the Class RL Certificates of such election to liquidate or such determination to purchase, as the case may be, (the "Termination Notice"). The Owners of a majority of the Percentage Interest of the Class RL Certificates then Outstanding may, on any Remittance Date, within 60 days from the date of receipt of the Termination Notice (the "Purchase Option Period"), at their option, purchase from the Trust all (but not fewer than all) Mortgage Loans in the Trust Estate, and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate at a purchase price equal to the Termination Price.

      (c) If, during the Purchase Option Period, the Owners of the Class RL Certificates have not exercised the option described in the immediately preceding paragraph, then upon the expiration of the Purchase Option Period (i) in the event that the Owners of the Class A Certificates have given the Trustee the direction described in clause (a)(i) above, the Trustee shall sell the Mortgage Loans and distribute the proceeds of the liquidation of the Trust Estate, such that, if so directed, the liquidation of the Trust Estate and the distribution of the proceeds of such liquidation occur no later than the close of the 60th day, or such later day as the Owners of the Class A Certificates shall permit or direct in writing, after the expiration of the Purchase Option Period and (ii) in the event that the Certificate Insurer has given the Trustee notice of the Certificate Insurer's determination to purchase the Mortgage Loans in the Trust Estate described in clause (a)(ii) preceding, the Certificate Insurer shall, on any Remittance Date within 60 days after such notice, purchase all (but not fewer than all) Mortgage Loans in the Trust Estate, and all property theretofore acquired by foreclosure, deed in lieu of foreclosure or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate. In connection with such purchase, the Servicer shall remit to the Trustee all amounts then on deposit in the Principal and Interest Account for deposit to the Certificate Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

      (d) Following a Final Determination, the Owners of a majority of the Percentage Interest of the Class RL Certificates then Outstanding may, at their option on any Remittance Date and upon delivery to the Owners of the Class A Certificates and the Certificate Insurer of an opinion of counsel experienced in federal income tax matters selected by the Owners of such Class RL Certificates which opinion shall be reasonably satisfactory in form and substance to a majority of the Percentage Interests represented by the Class A Certificates then Outstanding and the Certificate Insurer, to the effect that the effect of the Final Deter mination is to increase substantially the probability that the gross income of the Trust will be subject to federal taxation, purchase from the Trust all (but not fewer than all) Mortgage Loans in the Trust Estate, and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate at a purchase price equal to the Termination Price. In connection with such purchase, the Servicer shall remit to the Trustee all amounts then on deposit in the Principal and Interest Account for deposit to the Certificate Account, which deposit shall be deemed to have occurred immediately preceding such purchase. The foregoing opinion shall be deemed satisfactory unless the Owners of a majority of the Percentage Interest represented by the Class A Certificates then Outstanding or the Certificate Insurer give the Owners of a majority of the Percentage Interest of the Class RL Certificates notice that such opinion is not satisfactory within thirty days after receipt of such opinion.

      Section 9.4. Disposition of Proceeds. The Trustee shall, upon receipt thereof, deposit the proceeds of any liquidation of the Trust Estate pursuant to this Article IX to the Certificate Account; provided, however, that any amounts representing Servicing Fees, unreimbursed Delinquency Advances or unreimbursed Servicing Advances theretofore funded by the Servicer from the Servicer's own funds shall be paid by the Trustee to the Servicer from such proceeds.

      Section 9.5. Netting of Amounts. If any Person paying the Termination Price would receive a portion of the amount so paid, such Person may net any such amount against the Termination Price otherwise payable.

                                ARTICLE X

                               THE TRUSTEE

      Section 10.1 Certain Duties and Responsibilities.

      (a) The Trustee (i) except during the continuance of an Event of Default, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee and (ii) in the absence of bad faith on its part, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished pursuant to and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

      During the continuance of an Event of Default, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances with respect to such person's property or affairs.

      (b) Notwithstanding the appointment of the Servicer hereunder, the Trustee is hereby empowered, but prior to the Trustee assuming the duties of the Servicer pursuant to

Section 8.20, shall not be obligated or otherwise responsible to perform the duties of the Servicer. Specifically, and not in limitation of the foregoing, the Trustee shall have the power (but not the obligation if prior to the Trustee assuming the duties of the Servicer pursuant to Section 8.20):

           (i)      to collect Mortgagor payments;

           (ii)     to foreclose on defaulted Mortgage Loans;

           (iii) to enforce due-on-sale clauses and to enter into assumption and substitution agreements as permitted by Section 8.12 hereof;

           (iv)     to deliver instruments of satisfaction pursuant to Section
                    8.14 hereof;

           (v) to make Delinquency Advances and Servicing Advances and to pay Compensating Interest, all as provided in this Agreement; and

           (vi)     to enforce the Mortgage Loans.

      (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

           (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

           (ii) the Trustee shall not be liable for any error of judgment made in good faith by an Authorized Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

           (iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Sponsor, the Certificate Insurer or, with the Certificate Insurer's consent, of the Owners of a majority in Percentage Interest of the Certificates of the affected Class or Classes and the Certificate Insurer relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement relating to such Certificates;

           (iv) the Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default by the Servicer unless the Trustee shall have received written notice thereof. In the absence of actual receipt of such notice, the Trustee may conclusively assume that there is no such default; and

           (v) subject to the other provisions of this Agreement and without limiting the generality of this Section, the Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement, any Mortgage or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any property of the Trust, (D) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

      (d) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

      (e) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties and powers and privileges of, the Servicer in accordance with the terms of this Agreement.

      (f) The permissive right of the Trustee to take actions enumerated in this Agreement shall not be construed as a duty and the Trustee shall not be answerable for other than its own negligence or willful misconduct.

      (g) The Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Agreement, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its reasonable satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability which is adjudicated to have resulted from its negligence or willful misconduct, in connection with any action so taken.

      Section 10.2. Removal of Trustee for Cause

      (a) The Trustee may be removed pursuant to paragraph (b) hereof upon the occurrence of any of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) the Trustee shall fail to distribute to the Owners entitled thereto on any Payment Date amounts available for distribution in accordance with the terms hereof; or

            (2)   the Trustee shall cease to be eligible in accordance with
                  Section 10.8 hereof or fail in the performance of, or breach, any covenant or agreement of the Trustee in this Agreement, or if any representation or warranty of the Trustee made in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such failure or breach shall continue or not be cured for a period of 30 days after there shall have been given, by registered or certified mail, to the Trustee by the Sponsor, the Certificate Insurer or by the Owners of at least 25% of the aggregate Percentage Interests represented by the Class A Certificates, or, if there are no Class A Certificates then Outstanding, by such Percentage Interests represented by the Class B Certificates, a written notice specifying such failure or breach and requiring it to be remedied; or

            (3) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Trustee, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

            (4) a conservator or receiver or liquidator or sequestrator or custodian of the property of the Trustee is appointed in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Trustee or relating to all or substantially all of its property; or

            (5) the Trustee shall become insolvent (however insolvency is evidenced), generally fail to pay its debts as they come due, file or consent to the filing of a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take corporate action for the purpose of any of the foregoing.

      (b) The Sponsor and the Trustee shall give notice to Moody's and S&P, to each other, to the Certificate Insurer and to each Owner if it becomes aware that an event described in subsection (a) has occurred and is continuing.

      (c) If any event described in paragraph (a) occurs and is continuing, then and in every such case (i) the Sponsor or the Certificate Insurer or (ii) with the written consent of the Certificate Insurer, the Majority Owners, or, if there are no Class A Certificates then Outstanding, by a majority of the Class B Certificates then Outstanding, may, whether or not the Trustee resigns pursuant to Section 10.9 hereof, immediately, concurrently with the giving of notice to the Trustee, and without delaying the 30 days required for notice therein, appoint a successor trustee pursuant to the terms of Section 10.9 hereof.

      Section 10.3. Certain Rights of the Trustee. Except as otherwise provided in Section 10.1 hereof:

      (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (b) any request or direction of the Sponsor, the Servicer or the Owners of any Class of Certificates mentioned herein shall be sufficiently evidenced in writing;

      (c) whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

      (d) the Trustee may consult with counsel, and the written advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reasonable reliance thereon;

      (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Owners pursuant to this Agreement, unless such Owners shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

      (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit;

      (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

      (h) the Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized by the Authorized Officer of any Person or within its rights or powers under this Agreement other than as to validity and sufficiency of its authentication of the Certificates. The Trustee shall at no time have any responsibility for or with respect to (i) the legality, validity, sufficiency or enforceability of any Mortgages and the Mortgage Loans, including the perfection or priority thereof,
(ii) the ability of the Mortgage Loans to pay any portion of the Certificates,
(iii) the validity of the assignment of any of the Mortgages and the Mortgage Loans, (iv) the review of any Mortgage or Mortgage Loan, except as provided herein, (v) the compliance by the Sponsor or any Mortgagor with any covenant contained hereunder or in the Mortgages and the Mortgage Loans, (vi) the breach by the Sponsor or the Servicer of any warranty or representation made hereunder or the accuracy of any such warranty or representation, (vii) the use or application by the Sponsor of the proceeds of the Certificates, (viii) any offering materials used to sell the Certificates and (ix) the acts or omissions of the Servicer.

      Section 10.4. Not Responsible for Recitals or Issuance of Certificates. The recitals contained herein and in the Certificates, except any such recitals relating to the Trustee, shall be taken as the statements of the Sponsor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Agreement or of the Certificates other than as to validity and sufficiency of its authentication of the Certificates.

      Section 10.5. May Hold Certificates. The Trustee or any other agent of the Trust, in its individual or any other capacity, may become an Owner or pledgee of Certificates and may otherwise deal with the Trust with the same rights it would have if it were not Trustee or such other agent.

      Section 10.6. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other trust funds except to the extent required herein or required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Sponsor and except to the extent of income or other gain on investments which are deposits in or certificates of deposit of the Trustee in its commercial capacity and income or other gain actually received by the Trustee on Eligible Investments.

      Section 10.7. Compensation and Reimbursement; No Lien for Fees. The Trustee shall receive compensation for fees and reimbursement pursuant to
Section 2.5 hereof and Section 7.5(b)(ii) hereof. The Trustee shall have no lien on the Trust Estate for the payment of any fees or expenses (prior to an Event of Default).

      Section 10.8. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a corporation or association organized and doing business under the laws of the United States of America or of any State authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, subject to supervision or examination by the United States of America, having a rating or ratings acceptable to the Certificate Insurer and having a long-term deposit rating of at least BBB from S&P (or such lower rating as may be acceptable to S&P) and Baa-2 from Moody's. If such Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall, upon the request of the Sponsor or of the Certificate Insurer, resign immediately in the manner and with the effect hereinafter specified in this Article X.

      Section 10.9. Resignation and Removal; Appointment of Successor.

      (a) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to this Article X shall become effective until the acceptance of appointment by the successor trustee under Section 10.10 hereof.

      (b) The Trustee, or any trustee or trustees hereafter appointed, may resign at any time by giving written notice of resignation to the Certificate Insurer and to the Sponsor and by mailing notice of resignation by first-class mail, postage prepaid, to the Owners at their addresses appearing on the Register. A copy of such notice shall be sent by the resigning Trustee to Moody's and S&P. Upon receiving notice of resignation, the Sponsor shall promptly appoint a successor trustee or trustees satisfying the eligibility requirements of Section 10.8 and acceptable to the Certificate Insurer by written instrument, in duplicate, executed on behalf of the Trust by an Authorized Officer of the Sponsor, one copy of which instrument shall be delivered to the Trustee so resigning and one copy to the successor trustee or trustees. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Owner may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

      (c) If at any time the Trustee shall cease to be eligible under Section
10.8 hereof and shall fail to resign after written request therefor by the Sponsor or by the Certificate

Insurer, the Sponsor or the Certificate Insurer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed on behalf of the Trust by an Authorized Officer of the Sponsor or the Certificate Insurer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

      (d) The Majority Owners, or, if there are no Class A Certificates then Outstanding, by a majority of the Class B Certificates then Outstanding, may at any time remove the Trustee and appoint a successor trustee acceptable to the Certificate Insurer by delivering to the Trustee to be removed, to the successor trustee so appointed, to the Sponsor and to the Certificate Insurer, copies of the record of the act taken by the Owners, as provided for in Sections 11.3 and
11.4 hereof.

      (e) If the Trustee fails to perform its duties in accordance with the terms of this Agreement or becomes ineligible to serve as Trustee, the Sponsor, the Seller or the Certificate Insurer may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, signed by the Sponsor, the Seller or the Certificate Insurer duly authorized, one complete set of which instruments shall be delivered to each of the Sponsor, the Seller and to the Trustee so removed and one complete set to the successor trustee so appointed.

      (f) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Sponsor shall promptly appoint a successor trustee satisfying the eligibility requirements of Section 10.8.

      (g) The Sponsor shall give notice of any removal of the Trustee by mailing notice of such event by first-class mail, postage prepaid to the Owners as their names and addresses appear in the Register. Each notice shall include the name of the successor trustee and the address of its corporate trust office.

      Section 10.10. Acceptance of Appointment by Successor Trustee. Every successor trustee appointed hereunder shall execute, acknowledge and deliver to the Sponsor on behalf of the Trust and to its predecessor Trustee an instrument accepting such appointment hereunder and stating its eligibility to serve as Trustee hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of its predecessor hereunder; but, on request of the Sponsor or the successor trustee, such predecessor Trustee shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor trustee all of the rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver to such successor trustee all property and money held by such Trustee so ceasing to act hereunder. Upon request of any such successor trustee, the Sponsor on behalf of the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts.

      Upon acceptance of appointment by a successor trustee as provided in this Section, the Sponsor shall mail notice thereof by first-class mail, postage prepaid, to the Owners at their last addresses appearing upon the Register. The Sponsor shall send a copy of such notice to Moody's and S&P. If the Sponsor fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Sponsor.

      No successor Trustee shall accept its appointment unless at the time of such acceptance such successor shall be qualified and eligible under this
Article X.

      Section 10.11. Merger, Conversion, Consolidation or Succession to Business of the Trustee. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation or association shall be otherwise qualified and eligible under this Article X. In case any Certificates have been executed, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such Trustee may adopt such execution and deliver the Certificates so executed with the same effect as if such successor Trustee had itself executed such Certificates.

      Section 10.12. Reporting; Withholding.

      (a) The Trustee shall timely provide to the Owners the Internal Revenue Service's Form 1099 and any other statement required by applicable Treasury regulations as determined by the Sponsor, and shall withhold, as required by applicable law, federal, state or local taxes, if any, applicable to distributions to the Owners, including, but not limited to, backup withholding under Section 3406 of the Code and the withholding tax on distributions to foreign investors under Sections 1441 and 1442 of the Code.

      (b) The Trustee shall timely file all reports required to be filed by the Trust with any federal, state or local governmental authority having jurisdiction over the Trust, including other reports that must be filed with the Owners, such as the Internal Revenue Service's Form 1066 and Schedule Q and the form required under Section 6050K of the Code, if applicable. Furthermore, the Trustee shall report to Owners, if required, with respect to the allocation of expenses pursuant to Section 212 of the Code in accordance with the specific instructions to the Trustee by the Sponsor with respect to such allocation of expenses. The Trustee shall collect any forms or reports from the Owners determined by the Sponsor to be required under applicable federal, state and local tax laws.

      (c) The Trustee shall provide to the Internal Revenue Service and to persons described in section 860(e)(3) and (6) of the Code the information described in Treasury Regulation section 1.860D-1(b)(5)(ii), or any successor regulation thereto. Such information will be provided in the manner described in Treasury Regulation section 1.860E-2(a)(5), or any successor regulation thereto.

      (d) The Servicer covenants and agrees that it shall provide, or cause to be provided, to the Trustee any information necessary to enable the Trustee to meet its obligations under subsections (a), (b) and (c) above.

      Section 10.13. Liability of the Trustee. Except during the continuance of an Event of Default, the Trustee shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Trustee herein. Neither the Trustee nor any of the directors, officers, employees or agents of the Trustee shall be under any liability on any Certificate or otherwise to any Account, the Certificate Insurer, the Sponsor, the Servicer or any Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Trustee or any such Person against any liability which would otherwise be imposed by reason of negligent action, negligent failure to act or bad faith in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. Subject to the foregoing sentence, the Trustee shall not be liable for losses on investments of amounts in any Account (except for any losses on obligations on which the bank serving as Trustee is the obligor). In addition, the Sponsor and Servicer covenant and agree to indemnify the Trustee, and when the Trustee is acting as Servicer, the Servicer, from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses (including all reasonable and documented legal fees and expenses) other than those resulting from the negligence or bad faith of the Trustee. The Trustee and any director, officer, employee or agent of the Trustee may rely and shall be protected in acting or refraining from acting in good faith on any certificate, notice or other document of any kind prima facie properly executed and submitted by the Authorized Officer of any Person respecting any matters arising hereunder. The provisions of this Section 10.13 shall survive the termination of this Agreement and the payment of the Outstanding Certificates.

      Section 10.14. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or any Property may at the time be located, the Servicer and the Trustee acting jointly and with the consent of the Certificate Insurer shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-Trustee or co-Trustees, jointly with the Trustee, of all or any part of the Trust Estate or separate Trustee or separate Trustees of any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Owners, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section 10.14, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case any event indicated in Sections 8.20(a) shall have occurred and be continuing, the Trustee alone (with the consent of the Certificate Insurer) shall have the power to make such appointment. No co-Trustee or separate Trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under
Section 10.8 and no notice to Owners of the appointment of any co-Trustee or separate Trustee shall be required under Section 10.8.

      Every separate Trustee and co-Trustee shall, to the extent permitted, be appointed and act subject to the following provisions and conditions:

           (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate Trustee or co-Trustee jointly (it being understood that such separate Trustee or co-Trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Trustee or co-Trustee, but solely at the direction of the Trustee;

           (ii) No co-Trustee hereunder shall be held personally liable by reason of any act or omission of any other co-Trustee hereunder; and

           (iii) The Servicer and the Trustee acting jointly and with the consent of the Certificate Insurer may at any time accept the resignation of or remove any separate Trustee or co-Trustee.

      Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate Trustees and co-Trustees, as effectively as if given to each of them. Every instrument appointing any separate Trustee or co-Trustee shall refer to this Agreement and the conditions of this Section 10.14. Each separate Trustee and co-Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

      Any separate Trustee or co-Trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate Trustee or co-Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

      The Trustee shall give to Moody's, the Sponsor and the Certificate Insurer notice of the appointment of any co-Trustee or separate Trustee.

                                   ARTICLE XI

                                  MISCELLANEOUS

      Section 11.1. Compliance Certificates and Opinions. Upon any application or request by the Sponsor, the Servicer, the Certificate Insurer or the Owners to the Trustee to take any action under any provision of this Agreement, the Sponsor, the Servicer, the Certificate Insurer or the Owners, as the case may be, shall furnish to the Trustee a certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of any documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate need be furnished.

      Except as otherwise specifically provided herein, each certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

      (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

      (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; and

      (c) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

      Section 11.2. Form of Documents Delivered to the Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate of an Authorized Officer of the Sponsor, the Servicer or the Trustee may be based, insofar as it relates to legal matters, upon an opinion of counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the opinion is erroneous. Any such certificate of an Authorized Officer or any opinion of counsel may be based, insofar as it relates to factual matters upon a certificate or opinion of, or representations by, one or more Authorized Officers of the Sponsor or of the Servicer, stating that the information with respect to such factual matters is in the possession of the Sponsor or of the Servicer, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may also be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Sponsor, the Servicer or the Trustee, stating that the information with respect to such matters is in the possession of such Person, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may be based on the written opinion of other counsel, in which event such opinion of counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the addressee thereof may reasonably rely upon the opinion of such other counsel.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

      Section 11.3. Acts of Owners.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Owners in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Sponsor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust, if made in the manner provided in this Section.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

      (c) The ownership of Certificates shall be proved by the Register.

      (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Owner of any Certificate shall bind the Owner of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificates.

      Section 11.4. Notices, etc., to Trustee. Any request, demand, authorization, direction, notice, consent, waiver or act of the Owners or other documents provided or permitted by this Agreement to be made upon, given or furnished to, or filed with the Trustee by any Owner, the Certificate Insurer or by the Sponsor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Trustee at its corporate trust office as set forth in Section 2.2 hereof.

      Section 11.5. Notices and Reports to Owners; Waiver of Notices. Where this Agreement provides for notice to Owners of any event or the mailing of any report to Owners, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Owner affected by such event or to whom such report is required to be mailed, at the address of such Owner as it appears on the Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Owners is mailed in the manner provided above, neither the failure to mail such notice or report nor any defect in any notice or report so mailed to any particular Owner shall affect the sufficiency of such notice or report with respect to other Owners, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

      Where this Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Owners shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Owners when such notice is required to be given pursuant to any provision of this Agreement, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

      Where this Agreement provides for notice to any rating agency that rated any Certificates, failure to give such notice shall not affect any other rights or obligations created hereunder.

      Section 11.6. Rules by Trustee and Sponsor. The Trustee may make reasonable rules for any meeting of Owners. The Sponsor may make reasonable rules and set reasonable requirements for its functions.

      Section 11.7. Successors and Assigns. All covenants and agreements in this Agreement by any party hereto shall bind its successors and assigns, whether so expressed or not.

      Section 11.8. Severability. In case any provision in this Agreement or in the Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 11.9. Benefits of Agreement. Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Owners, the Certificate Insurer and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

      Section 11.10. Legal Holidays. In any case where the date of any Remittance Date, any Payment Date, any other date on which any distribution to any Owner is proposed to be paid, or any date on which a notice is required to be sent to any Person pursuant to the terms of this Agreement shall not be a Business Day, then (notwithstanding any other provision of the Certificates or this Agreement) payment or mailing need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Remittance Date, such Payment Date, or such other date for the payment of any distribution to any Owner or the mailing of such notice, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

      Section 11.11. Governing Law. In view of the fact that Owners are expected to reside in many states and outside the United States and the desire to establish with certainty that this Agreement will be governed by and construed and interpreted in accordance with the law of a state having a well-developed body of commercial and financial law relevant to transactions of the type contemplated herein, this Agreement and each Certificate shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.

      Section 11.12. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      Section 11.13. Usury. The amount of interest payable or paid on any Certificate under the terms of this Agreement shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of New York or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable New York laws, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Certificate exceeds the Highest Lawful Rate, the Trust stipulates that such excess amount will be deemed to have been paid to the Owner of such Certificate as a result of an error and the Owner receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Trustee on behalf of the Trust, refund the amount of such excess or, at the option of such Owner, apply the excess to the payment of principal of such Certificate, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Trustee for the benefit of Owners of Certificates for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Certificates.

      Section 11.14. Amendment.

      (a) The Trustee, the Sponsor and the Servicer, may at any time and from time to time, with the prior written approval of the Certificate Insurer but without the giving of notice to or the receipt of the consent of the Owners, amend this Agreement, and the Trustee shall consent to such amendment, for the purpose of (i) curing any ambiguity, or correcting or supplementing any provision hereof which may be inconsistent with any other provision hereof, or to add provisions hereto which are not inconsistent with the provisions hereof,
(ii) upon receipt of an opinion of counsel, the cost of which shall be paid by the Servicer, experienced in federal income tax matters to the effect that no entity-level tax will be imposed on the Trust or upon the transferor of a Residual Certificate as a result of the ownership of any Residual Certificate by a Disqualified Organization, removing the restriction on transfer set forth in
Section 5.8(b) hereof or (iii) complying with the requirements of the Code and the regulations proposed or promulgated thereunder; provided, however, that any such action shall not, as evidenced by an opinion of counsel delivered to the Trustee, materially and adversely affect the interests of any Owner (without its written consent).

      (b) The Trustee, the Sponsor and the Servicer may, at any time and from time to time, with the prior written approval of the Certificate Insurer but without the giving of notice to or the receipt of the consent of the Owners, amend this Agreement, and the Trustee is hereby authorized to accept and execute such amendment, for the purpose of changing the definition of "Specified Subordinated Amount".

      (c) This Agreement may also be amended by the Trustee, the Sponsor, and the Servicer at any time and from time to time, with the prior written approval of the Certificate Insurer and not less than a majority of the Percentage Interest represented by each affected Class of Certificates then Outstanding, for the purpose of adding any provisions or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Owners hereunder; provided, however, that no such amendment shall (i) change in any manner the amount of, or change the timing of, payments which are required to be distributed to any Owner without the consent of the Owner of such Certificate or (ii) reduce the aforesaid percentages of Percentage Interests which are required to consent to any such amendments, without the consent of the Owners of all Certificates of the Class or Classes affected then Outstanding.

      (d) Each proposed amendment to this Agreement shall be accompanied by an opinion of counsel nationally recognized in federal income tax matters addressed to the Trustee and to the Certificate Insurer to the effect that such amendment would not adversely affect the status of the Lower-Tier REMIC or the Upper-Tier REMIC as a REMIC.

      (e) The Sponsor shall provide the Certificate Insurer, the Owners, Moody's and S&P with copies of any amendments to this Agreement, together with copies of any opinions or other documents or instruments executed in connection therewith.

      (f) The Trustee shall not be required to enter into any amendment which affects its rights or obligations hereunder.

      Section 11.15. REMIC Status; Taxes.

      (a) The Tax Matters Person, at its own expense, shall prepare and file or cause to be filed with the Internal Revenue Service Federal tax or information returns with respect to each of the Lower-Tier REMIC and the Upper-Tier REMIC and the Certificates containing such information and at the times and in such manner as may be required by the Code or applicable Treasury regulations, and shall furnish to Owners such statements or information at the times and in such manner as may be required thereby. For this purpose, the Tax Matters Person may, but need not, rely on any proposed regulations of the United States Department of the Treasury. The Tax Matters Person shall indicate the election to treat each of the Lower-Tier REMIC and the Upper-Tier REMIC as a REMIC (which election shall apply to the taxable period ending December 31, 1997 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe. The Trustee, as Tax Matters Person appointed pursuant to Section
11.17 hereof shall sign all tax information returns filed pursuant to this
Section 11.15 unless applicable law requires otherwise. The Tax Matters Person shall provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Disqualified Organization, or an agent of a Disqualified Organization, or a pass-through entity in which a Disqualified Organization is the record holder of an interest. The Tax Matters Person shall provide the Trustee with copies of any Federal tax or information returns filed, or caused to be filed, by the Tax Matters Person with respect to each of the Lower-Tier REMIC and the Upper-Tier REMIC or the Certificates.

      (b) The Tax Matters Person, at its own expense, shall timely file all reports required to be filed by the Trust and each of the Lower-Tier REMIC and the Upper-Tier REMIC with any federal, state or local governmental authority having jurisdiction over the Trust, including other reports that must be filed with the Owners, such as the Internal Revenue Service's Form 1066 and Schedule Q and the form required under Section 6050K of the Code, if applicable to REMICs. Furthermore, the Tax Matters Person shall report to Owners, if required, with respect to the allocation of expenses pursuant to Section 212 of the

Code in accordance with the specific instructions to the Tax Matters Person by the Sponsor with respect to such allocation of expenses. The Tax Matters Person shall collect any forms or reports from the Owners determined by the Sponsor to be required under applicable federal, state and local tax laws.

      (c) The Tax Matters Person, at its own expense, shall provide to the Internal Revenue Service and to persons described in Section 860E(e)(3) and (6) of the Code the information described in Treasury Regulation Section 1.860D-1(b)(5)(ii), or any successor regulation thereto. Such information will be provided in the manner described in Treasury Regulation Section 1.860E(2)(a)(5), or any successor regulation thereto.

      (d) The Sponsor covenants and agrees that within ten Business Days after the Startup Day it shall provide to the Trustee any information necessary to enable the Trustee to meet its obligations under subsections (b) and (c) above.

      (e) The Trustee, the Sponsor and the Servicer each covenants and agrees for the benefit of the Owners (i) to take no action which would result in the termination of "REMIC" status for the Upper-Tier REMIC and the Lower-Tier REMIC,
(ii) not to engage in any "prohibited transaction", as such term is defined in
Section 860F(a)(2) of the Code and (iii) not to engage in any other action which may result in the imposition on the Upper-Tier REMIC or the Lower-Tier REMIC of any other taxes under the Code.

      (f) Each of the Lower-Tier REMIC and the Upper-Tier REMIC shall, for federal income tax purposes, maintain books on a calendar year basis and report income on an accrual basis.

      (g) Except as otherwise permitted by Section 7.6(b), no Eligible Investment shall be sold prior to its stated maturity (unless sold pursuant to a plan of liquidation in accordance with Article IX hereof).

      (h) Neither the Sponsor nor the Trustee shall enter into any arrangement by which the Trustee will receive a fee or other compensation for services rendered pursuant to this Agreement, which fee or other compensation is paid from the Trust Estate, other than as expressly contemplated by this Agreement.

      (i) Notwithstanding the foregoing clauses (g) and (h), the Trustee or the Sponsor may engage in any of the transactions prohibited by such clauses, provided that the Trustee shall have received (not at the expense of the Trust or the Trustee) an opinion of counsel experienced in federal income tax matters to the effect that such transaction does not result in a tax imposed on the Trust or cause a termination of REMIC status for the Upper-Tier REMIC or the Lower-Tier REMIC; provided, however, that such transaction is otherwise permitted under this Agreement.

      Section 11.16. Additional Limitation on Action and Imposition of Tax.

      (a) Any provision of this Agreement to the contrary notwithstanding, the Trustee shall not, without having obtained (not at the expense of the Trust or the Trustee) an opinion of counsel experienced in federal income tax matters to the effect that such transaction does not result in a tax imposed on the Trust or cause a termination of REMIC status for the Upper-Tier REMIC or the Lower-Tier REMIC, (i) sell any assets in the Trust Estate, (ii) accept any contribution of assets after the Startup Day or (iii) agree to any amendment of this Agreement under Section 11.14 hereof.

      (b) In the event that any tax is imposed on "prohibited transactions" of the Lower-Tier REMIC or Upper-Tier REMIC as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" as defined in Section 860G(c) of the Code, on any contribution to the Lower-Tier REMIC or Upper-Tier REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, such tax shall be paid by (i) the Trustee, if such tax arises out of or results from a material breach by the Trustee of any of its obligations under this Agreement, (ii) the Servicer, if such tax arises out of or results from a breach by the Servicer of any of its obligations under this Agreement, or otherwise (iii) the Owners of the Class B Certificates in proportion to their Percentage Interests. To the extent such tax is chargeable against the Owners of the Class B Certificates, notwithstanding anything to the contrary contained herein, the Trustee is hereby authorized to retain from amounts otherwise distributable to the Owners of the Class B Certificates on any Payment Date sufficient funds to reimburse the Trustee for the payment of such tax (to the extent that the Trustee has not been previously reimbursed or indemnified therefor). The Trustee agrees to first seek indemnification for any such tax payment from any indemnifying parties before reimbursing itself from amounts otherwise distributable to the Owners of the Class B Certificates.

      Section 11.17. Appointment of Tax Matters Person. A Tax Matters Person will be appointed for each of the Upper-Tier REMIC and the Lower-Tier REMIC for all purposes of the Code and such Tax Matters Person will perform, or cause to be performed, without any right of reimbursement, such duties and take, or cause to be taken, such actions as are required to be performed or taken by the Tax Matters Person under the Code, including, but not limited to, the representation of each of the Upper-Tier REMIC and the Lower-Tier REMIC in any tax audit (including any administrative or judicial proceedings with respect thereto that involve the Internal Revenue Service or state tax authorities). The Owners of the Class RL and Class RU Certificates hereby designate the Trustee, acting as their respective agent, to be the Tax Matters Person for the Lower-Tier REMIC and the Upper-Tier REMIC

      Section 11.18. The Certificate Insurer. The Certificate Insurer is a third-party beneficiary of this Agreement. Any right conferred to the Certificate Insurer shall be suspended during occurrence and continuance of a Certificate Insurer Default. During any period of suspension the Certificate Insurer's rights hereunder shall vest in the Owners of the Class A Certificates and shall be exercisable by the Owners of at least a majority in Percentage Interest of the Class A Certificates then Outstanding or if there are no Class A

Certificates then Outstanding, by such Percentage Interest represented by the Class B Certificates then Outstanding. At such time as the Class A Certificates are no longer Outstanding hereunder and the Certificate Insurer has been reimbursed for all Insured Payments to which it is entitled hereunder, the Certificate Insurer's rights hereunder shall terminate.

      Section 11.19. Notices. All notices hereunder shall be given as follows, until any superseding instructions are given to all other Persons listed below:


      The Trustee:            Norwest Bank Minnesota,
                                    National Association
                                    Sixth Street & Marquette Avenue
                                    Minneapolis, Minnesota 55479-0070
                                    Attention: Corporate Trust Services
                                               Asset-Backed Administration
                                    Re:   EquiVantage Home Equity
                                          Loan Trust 1997-1
                                    Tel: (612) 667-7167
                                    Fax: (612) 667-3539

                              with a copy to:

                              Norwest Bank Minnesota, N.A.
                                    11000 Broken Land Parkway
                                    Columbia, Maryland 21044
                                    Attention:  Corporate Trust Services
                                    Re:   EquiVantage Home Equity Loan Trust
                                          1997-1
                                    Tel:  (410) 884-2000
                                    Fax:  (410) 884-2363


      The Sponsor:       EquiVantage Acceptance Corp.
                                    13111 Northwest Freeway, Suite 301
                                    Houston, Texas 77040
                                    Attention: Chief Financial Officer
                                    Tel:  (713) 895-1957
                                    Fax:  (713) 895-1999

                                    with a copy addressed to the attention of the General Counsel at the same address.

      The Servicer:           EquiVantage Inc.
                                    13111 Northwest Freeway, Suite 300
                                    Houston, Texas 77040
                                    Attention: Chief Financial Officer
                                    Tel:  (713) 895-1900
                                    Fax:  (713) 895-3870

                                    with a copy addressed to the attention of the General Counsel at the same address.


      The Certificate
      Insurer:          Financial Guaranty Insurance Company
                                    115 Broadway
                                    New York, NY  10006
                                    Attention: Research and Risk
                                                Management Department
                                    Re:   EquiVantage Home Equity
                                          Loan Trust 1997-1
                                    Confirmation: (212) 312-3000
                                    Fax: (212) 312-3093


      Moody's:                Moody's Investors Service
                                    99 Church Street
                                    New York, New York 10007
                                    Attention:  The Mortgage Monitoring
                                                    Department


      S&P:                    Standard & Poor's Ratings Services
                                    26 Broadway
                                    15th Floor
                                    New York, New York 10004
                                    Attention: Surveillance Dept.


      Underwriter:            Prudential Securities Incorporated
                                    One New York Plaza
                                    New York, New York 10292
                                    Attention:  Asset Backed Securities Group

      IN WITNESS WHEREOF, the Sponsor, the Servicer and the Trustee have caused this Pooling and Servicing Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.


                              EQUIVANTAGE ACCEPTANCE CORP.,
                                as Sponsor


                               By:
                                  -----------------------------
                                  Name:   Elizabeth Folk
                                  Title:  Senior Vice President


                                EQUIVANTAGE INC.,
                                as Servicer


                                By:
                                  -----------------------------
                                  Name:   Karen S. Crawford
                                  Title:  Senior Vice President


                                NORWEST BANK MINNESOTA,
                                NATIONAL ASSOCIATION,
                                as Trustee


                                By:
                                  -----------------------------
                                  Name:   Michael L. Mayer
                                  Title:  Vice President


                    [Pooling and Servicing Agreement]

                                   SCHEDULE I

                           SCHEDULE OF MORTGAGE LOANS

                         EQUIVANTAGE--1997-1 LOAN LIST

   LOAN NO      TYPE          LASTNAME           FIRSTNAME                           ADDRESS
-----------  ----------  ------------------  ------------------  ------------------------------------------------
    289876   ARM         STACK               FELICE              262 A SEABREEZE COURT
    289914   ARM         SKIBITCKY           MICHAEL F           63 DANIELE DRIVE
    301676   BLLN        SLAUGHTER           KENNETH             1431 CUMBERLAND AVE
    302945   FR          HARDIMAN            KENNETH             2924 N. LASALLE
    303358   FR          WESLEY              HENRY L             725 BERNARD
    303701   FR          WOOD                KAREN               2320 EAST FIFTH AVE.
    304019   FR          DAVIDSON            HOBERT E            814 E. LINCOLN ST
    304420   FR          VISICARO            FRANK               7713 GARDNER RD
    305726   BLLN        SWINT               CHARLIE             2460 HARVEL DR N.W.
    306223   FR          JOHNSON             DOROTHY             106 HILLVALE DRIVE
    306347   BLLN        HENDERSON           JYREL W             203 WEBSTER ROAD
    306487   FR          H ELAM              WILMATIN            1711 KNOWLES STREET
    306565   FR          EVANS               THOMAS R            228 S.DARLINGTON
    306653   FR          SLOOP               TIMOTHY W           117 WOODSHIRE DR
    307142   FR          WILKINS             JERRY D             217 LINCOLN DRIVE
    307998   FR          ANDERSON            WILLIAM J.          127 WASHINGTON STREET
    308743   FR          IANNELLA            LIBERO              414E UNIVERSITY
    309484   ARM         SULLIVAN            MARY                1708 DARROW
    309510   ARM2-28     JORDAN              WILLIAM             105 MAPLE STREET
    309665   ARM2-28     MCGILL              DONNA C.            2041 SPRUCE HILL ROA
    309715   ARM         HARRIS              KEVIN LE            3959 ADAMSVILLE DRIV
    309762   ARM         MILLER              DAVID A.            18612 PARKMOUNT AVE S
    309907   ARM2-28     FRASER              MICHAEL             5433 SOUTH BOULEVARD
    309918   FR          FORD                JAMES               2208 ONTARIO STREET
    309937   ARM         LIBURDI             SAMUEL A            995 LEBLANC
    309942   ARM         MCCANDLESS          SHERRIE             2253 WILKINS STREET
    309966   ARM2-28     KURTZ               JAMES M.            412 S. D STREET
    309985   ARM         STEVENS             LINDA J.            16875 NORMANDY
    309995   ARM2-28     MILLER              LINDA               12707 MELGROVE AVENUE
    310052   ARM2-28     SHEPARD             DONNETTA            3016 CAPPS DRIVE
    310108   ARM2-28     RIDGEWAY            BRUCE A.            3421 TOWNE VILLAGE R
    310243   ARM2-28     LINARES             MIGUEL              1159 SHEPHERDS LANE
    310363   ARM2-28     LISIAK              ROBERT M            1645 GLEN FOREST S.E
    310434   FR          PARISH              C P                 516 RIDGELAND AVE
    310703   ARM2-28     FILIPOWICZ          GARY L.             1544 11TH STREET
    310761   ARM2-28     SMITH               JACQUES             1275 SOUTHPORT ROAD
    310859   BLLN        HALLIBURTON         JOE A               19418 MANSFIELD
    310865   FR          WILLIAMS            W J                 3392 ELK POINT DR
    310874   ARM2-28     SEWELL              HOMER S.            1193 UPPER SALEM CHU
    310875   ARM         MARCHANT            DUANE H.            339 NORTH 2450 EAST
    310900   FR          PANNELL             THOMAS M            4855 VANGUARD AVENUE
    310953   ARM2-28     BRANCHE             THEODORE            8446 DOLL DRIVE
    310966   FR          WHITEHEAD           GARY                1302 S. SHEFFIELD AV
    310985   ARM2-28     SCHOENBERGER        JEFFERY             6222 BRIERLY CREEK R
    311019   FR          BOWMAN              ROBERT              257W NIMISILA ROAD
    311022   ARM2-28     WITHERSPOON         DONALD              7403 DIGBY ROAD
    311064   FR          DONNARUMMA          DANIEL V            6228 HARRISON
    311074   ARM2-28     JAMES               RUSSELL             3601 LADYWOOD COURT
    311101   ARM2-28     HYNICK              GARY                2322 8TH AVENUE EAST
    311132   FR          CURETON             ROBERT L            4696 RIVERWOOD CIR
    311134   BLLN        ALEXANDER           ROYCE C.            3911 NE 123RD AVENUE
    311136   FR          WHITE               YOLANDA G           4216 HAPSBURG COURT
    311180   ARM2-28     JOHNSON             EDWARD L            912 WEST 60TH STREE
    311200   FR          BENSON              MICHAEL E           2426N CATHERWOOD AVE
    311210   ARM         HOUSTON             JOHN B              3706 BEACON TREE DR
    311230   FR          VERDIN              CLAUDE              728 NATALIE DRIVE
    311245   BLLN        SCHMIDT             JOEL R              21515 MARGARETA
    311247   ARM2-28     OZAN                PHILIP              4988 EDSAL DRIVE
    311252   FR          ROBINSON            CHARLES M           105S CEDAR BLUFF CIR
    311264   FR          HAUSER              WILLIAM R           329 HOPEWELL ROAD
    311265   BLLN        SARASWAT            SANJIV              143 STARWOOD DRIVE
    311269   FR          ASHWORTH            BOBBY R             413 LAKEHURST DRIVE
    311283   ARM2-28     HAINES              KAREN R.            5092 SOUTH COUNTY RO
    311284   BLLN        GRIMES              KENNETH             11485E 9000 NORTH RD
    311285   FR          BLACKSTON           CLIFTON L           101 JACOB BROOK CT
    311287   ARM2-28     SEGOVIA             LUIS R              2321S 10TH AVE
    311288   ARM         LIPPY               LEONARD             2349 PINE STREET
    311292   BLLN        OWENS               ISADORA             17415 WAYNE DRIVE
    311294   ARM2-28     TEDERINGTON         RONALD              11077 OWOSSO ROAD
    311295   FR          SCOTT               CAROL J             839 MARVIN STREET
    311296   FR          FARRAR JR           JAMES M             1500 VIOSCA
    311299   FR          BROCKINGTON         GRACE M             918N STREEPER
    311300   FR          CLARK               DAVID M             1995 KNIGHT LANE
    311305   BLLN        MCFARLAND JR        CHARLES A           4211N OXFORD STREET

   LOAN NO            CITY              STATE        ZIP             COUNTY            ORIG BAL       UPB     UPB AS OF 03/01
-----------  ----------------------  -----------  ---------  -----------------------  -----------  ---------  ---------------
    289876   NORTH WILDWOOD              NJ       08260      CAPE MAY                  72,000.00   71,231.29      71,231.29
    289914   OCEAN                       NJ       07712      MONMOUTH                 121,755.00   118,913.03    118,844.71
    301676   EVANSVILLE                  IN       47712      VANDERBURGH               53,250.00   52,980.51      52,980.51
    302945   INDIANAPOLIS                IN       46218      MARION                    24,000.00   23,574.68      23,574.68
    303358   SHREVEPORT                  LA       71106      CADDO                     26,000.00   25,191.44      25,191.44
    303701   KNOXVILLE                   TN       37917      KNOX                      18,750.00   17,559.66      17,559.66
    304019   INDIANAPOLIS                IN       46203      Marion                    41,600.00   41,385.15      41,385.15
    304420   TAMPA                       FL       33625      HILLSBOROUGH              80,000.00   78,129.20      78,129.20
    305726   ATLANTA                     GA       30318      FULTON                    53,600.00   53,414.94      53,414.94
    306223   COLUMBIA                    SC       29203      Richland                  39,000.00   38,839.79      38,839.79
    306347   GREENVILLE                  SC       29607      GREENVILLE                51,000.00   50,786.48      50,786.48
    306487   NASHVILLE                   TN       37218      DAVIDSON                  50,400.00   50,238.95      50,238.95
    306565   LAMAR                       SC       29069      DARLINGTON                25,125.00   24,616.88      24,616.88
    306653   INMAN                       SC       29349      SPARTANBURG               81,600.00   81,377.88      81,377.88
    307142   GAFFNEY                     SC       29341      CHEROKEE                  50,400.00   50,293.64      50,293.64
    307998   FAYETTEVILLE                GA       30214      FAYETTE                   28,000.00   28,000.00      28,000.00
    308743   ROYAL OAK                   MI       48067      MACOMB                    54,900.00   54,775.32      54,775.32
    309484   EVANSTON                    IL       60201      COOK                      93,380.00   93,184.12      93,184.12
    309510   CHAGRIN FALLS               OH       44022      CUYAHOGA                 130,500.00   130,289.36    130,289.36
    309665   LOUISVILLE                  TN       37777      BLOUNT                    80,580.00   80,468.92      80,468.92
    309715   ATLANTA                     GA       30331      FULTON                    64,000.00   63,891.29      63,891.29
    309762   CLEVELAND                   OH       44135      CUYAHOGA                  48,000.00   47,918.44      47,918.44
    309907   MAPLE HEIGHTS               OH       44137      CUYAHOGA                  68,000.00   67,918.06      67,918.06
    309918   COLUMBUS                    OH       43211      FRANKLIN                  53,500.00   53,417.47      53,417.47
    309937   LINCOLN PARK                MI       48146      WAYNE                     70,200.00   70,128.22      70,128.22
    309942   BURLINGTON                  NC       27217      ALAMANCE                  52,800.00   52,694.88      52,721.47
    309966   HAMILTON                    OH       45013      BUTLER                   157,250.00   157,060.49    157,060.49
    309985   DETROIT                     MI       48221      WAYNE                     73,800.00   73,690.23      73,690.23
    309995   GARFIELD HEIGHTS            OH       44105      CUYAHOGA                  41,500.00   41,455.11      41,455.11
    310052   NASHVILLE                   TN       37207      DAVIDSON                  66,150.00   66,089.41      66,089.41
    310108   ANTIOCH                     TN       37013      DAVIDSON                  79,650.00   79,577.04      79,577.04
    310243   ATLANTA                     GA       30324      DEKALB                    52,000.00   51,959.56      51,959.56
    310363   ADA                         MI       49301      KENT                     232,000.00   231,749.55    231,749.55
    310434   MICHIGAN CITY               IN       46360      LA PORTE                  37,600.00   37,553.81      37,553.81
    310703   CUYAHOGA FALLS              OH       44221      SUMMIT                    91,800.00   91,689.38      91,689.38
    310761   MT. PLEASANT                TN       38474      MAURY                     68,934.00   68,850.92      68,850.92
    310859   DETROIT                     MI       48235      WAYNE                     30,800.00   30,800.00      30,800.00
    310865   MEMPHIS                     TN       38128      SHELBY                    11,000.00   10,956.74      10,956.74
    310874   JASPER                      GA       30143      PICKENS                   88,601.00   87,997.27      87,997.27
    310875   SAINT GEORGE                UT       84790      WASHINGTON                92,000.00   90,915.33      90,915.33
    310900   DAYTON                      OH       45418      MONTGOMERY                42,400.00   42,202.85      42,202.85
    310953   GARFIELD HEIGHTS            OH       44125      CUYAHOGA                 105,300.00   105,159.09    105,159.09
    310966   INDIANAPOLIS                IN       46221      MARION                    22,500.00   22,386.06      22,386.06
    310985   CINCINNATI                  OH       45247      HAMILTON                  51,200.00   51,152.97      51,152.97
    311019   AKRON                       OH       44319      SUMMIT                    82,000.00   81,926.37      81,926.37
    311022   BALTIMORE                   MD       21207      BALTIMORE COUNTY          93,000.00   92,893.79      92,893.79
    311064   GARDEN CITY                 MI       48135      WAYNE                     72,900.00   70,912.56      70,912.56
    311074   RALEIGH                     NC       27616      WAKE                      85,000.00   84,930.11      84,930.11
    311101   OSKALOOSA                   IA       52577      MAHASKA                   37,600.00   37,567.92      37,567.92
    311132   DECATUR                     GA       30035      DE KALB                  130,500.00   130,195.10    130,195.10
    311134   VANCOUVER                   WA       98682      CLARK                    103,500.00   102,316.92    102,316.92
    311136   DECATUR                     GA       30034      DE KALB                  106,000.00   105,973.48    105,973.48
    311180   ASHTABULA                   OH       44004      ASHTABULA                 56,000.00   55,928.93      55,928.93
    311200   INDIANAPOLIS                IN       46219      MARION                    48,000.00   47,453.88      47,453.88
    311210   COLUMBUS                    OH       43224      FRANKLIN                  76,500.00   76,437.26      76,437.26
    311230   HOUMA                       LA       70364      TERREBONNE               100,000.00   99,593.88      99,593.88
    311245   DETROIT                     MI       48219      WAYNE                     19,600.00   19,591.74      19,591.74
    311247   LYNDHURST                   OH       44052      Cuyahoga                 104,000.00   103,887.49    103,887.49
    311252   SOUTHPORT                   FL       32409      BAY                       36,375.00   36,111.91      36,111.91
    311264   FORSYTH                     GA       31029      MONROE                    63,000.00   62,562.72      62,562.72
    311265   BOLINGBROOK                 IL       60440      WILL                     142,650.00   142,569.58    142,569.58
    311269   NASHVILLE                   TN       37206      DAVIDSON                  48,000.00   47,947.62      47,947.62
    311283   ANDERSON                    IN       46013      MADISON                   62,000.00   61,916.84      61,916.84
    311284   GRANT PARK                  IL       60940      KANKAKEE                  41,200.00   41,172.95      41,172.95
    311285   MAULDIN                     SC       29662      GREENVILLE               135,000.00   134,933.44    134,933.44
    311287   BROADVIEW                   IL       60153      COOK                     104,000.00   103,868.03    103,868.03
    311288   OVIEDO                      FL       32765      SEMINOLE                  95,200.00   95,065.66      95,065.66
    311292   CLEVELAND                   OH       44128      CUYAHOGA                  56,950.00   56,904.22      56,904.22
    311294   FOWLERVILLE                 MI       48836      LIVINGSTON               107,600.00   107,504.20    107,504.20
    311295   SOUTH BELOIT                IL       61080      WINNEBAGO                 31,000.00   30,765.39      30,765.39
    311296   BOSSIER CITY                LA       71111      BOSSIER                   40,000.00   39,908.49      39,908.49
    311299   BALTIMORE                   MD       21205      BALTIMORE CITY            44,000.00   43,955.99      43,955.99
    311300   LEXINGTON                   KY       40511      FAYETTE                   56,100.00   56,059.76      56,059.76
    311305   INDIANAPOLIS                IN       46205      MARION                    54,800.00   54,770.59      54,770.59

   LOAN NO      P&I       RATE         ORIG TERM        CLTV
-----------  ---------  ---------  -----------------  ---------
    289876      760.31    12.3750            360         0.6000
    289914    1,084.04    10.2500            360         0.7000
    301676      558.00    12.2500            180         0.7500
    302945      243.65    10.7500            240         0.8000
    303358      308.71    11.8000            180         0.6500
    303701      257.75    10.9500            120         0.7500
    304019      375.87    10.3500            360         0.8000
    304420      954.48    11.8900            180         1.1268
    305726      503.57    10.8300            180         0.8000
    306223      342.54    10.0100            360         0.7358
    306347      515.58    11.7700            180         0.7500
    306487      496.80    11.4400            360         0.7000
    306565      288.26    11.1700            180         0.7500
    306653      821.80    11.7200            360         0.8000
    307142      486.46    11.1700            360         0.8000
    307998      351.33    12.8400            180         0.7000
    308743      525.32    11.0600            360         0.8459
    309484      768.21     9.2500            360         0.8120
    309510    1,192.76    10.4900            360         0.8419
    309665      797.36    11.4900            360         0.8500
    309715      573.50    10.2500            360         0.8000
    309762      430.13    10.2500            360         0.8000
    309907      621.51    10.4900            360         0.8500
    309918      497.40    10.7000            360         0.8492
    309937      681.83    11.2500            360         0.9000
    309942      443.97     9.5000            360         0.8000
    309966    1,437.25    10.4900            360         0.8500
    309985      620.55     9.5000            360         0.9000
    309995      394.90    10.9900            360         0.6917
    310052      667.72    11.7500            360         0.9000
    310108      803.99    11.7500            360         0.9000
    310243      554.57    12.4900            360         0.8000
    310363    2,209.39    11.0000            360         0.8958
    310434      341.13    10.4000            360         0.8000
    310703      839.04    10.4900            360         0.8500
    310761      630.05    10.4900            360         0.8628
    310859      284.04    10.6000            180         0.8000
    310865      133.72    12.2400            180         0.6766
    310874      993.17    10.7500            180         0.7704
    310875      911.07    11.5000            360         0.7077
    310900      467.38    10.4500            180         0.8000
    310953      924.08    10.0000            360         0.9000
    310966      297.98    13.8900            180         0.5000
    310985      516.43    11.7400            360         0.8000
    311019      716.58     9.9500            360         0.8000
    311022      867.44    10.7400            360         0.8455
    311064      684.29     9.6000            240         0.8526
    311074      890.06    12.2400            360         0.8500
    311101      336.65    10.2400            360         0.8000
    311132    1,342.57    10.9500            240         0.9000
    311134      973.94    10.8500            180         0.9000
    311136    1,139.52    12.6000            360         0.7970
    311180      501.82    10.2500            360         0.8000
    311200      401.86     9.4500            360         0.7869
    311210      801.64    12.2500            360         0.8500
    311230      955.10     9.8500            240         0.8000
    311245      222.81    13.3900            180         0.8000
    311247      989.63    10.9900            360         0.7820
    311252      393.12    10.1000            180         0.7500
    311264      698.36    10.5500            180         0.4846
    311265    1,477.21    12.0900            180         0.9000
    311269      455.30    10.9500            360         0.8000
    311283      543.64     9.9900            360         0.7209
    311284      404.86    11.4000            180         0.8000
    311285    1,460.73    12.6900            360         0.8182
    311287      931.95    10.2500            360         0.8889
    311288      817.92     9.7500            360         0.8500
    311292      600.74    12.3400            180         0.8500
    311294      943.47     9.9900            360         0.6725
    311295      325.58     9.6000            180         0.4769
    311296      501.48    14.1400            240         0.8000
    311299      430.70    11.3500            360         0.8000
    311300      614.01    12.8500            360         0.8500
    311305      576.79    12.3100            180         0.8000

                         EQUIVANTAGE--1997-1 LOAN LIST

                                                                                 NOTE       FIRST      MATURITY     NEXT PMT
  LOAN NO        REM TERM           AM TERM       SALES PRICE     APPR VAL       DATE        PMT         DATE         DATE
-----------  -----------------  ---------------  --------------  -----------  ----------  ----------  -----------  -----------
    289876             330               360             0.00     120000.00   29-Jul-94   01-Sep-94    01-Aug-24    01-Mar-97
    289914             325               360        173937.00     177000.00   25-Feb-96   01-Apr-94    01-Mar-24    01-Mar-97
    301676             163               360             0.00      71000.00   04-Aug-95   01-Oct-95    01-Sep-10    01-Mar-97
    302945             226               240             0.00      30000.00   07-Nov-95   01-Jan-96    01-Dec-15    01-Mar-97
    303358             166               180             0.00      40000.00   05-Dec-95   01-Jan-96    01-Dec-10    01-Mar-97
    303701             107               120             0.00      25000.00   23-Dec-95   01-Feb-96    01-Jan-06    01-Mar-97
    304019             348               360             0.00      52000.00   17-Jan-96   01-Mar-96    01-Feb-26    01-Mar-97
    304420             169               180             0.00      71000.00   12-Feb-96   01-Apr-96    01-Mar-11    01-Mar-97
    305726             171               360             0.00      67000.00   09-Apr-96   01-Jun-96    01-May-11    01-Mar-97
    306223             351               360             0.00      53000.00   26-Apr-96   01-Jun-96    01-May-26    01-Mar-97
    306347             172               360             0.00      68000.00   02-May-96   01-Jul-96    01-Jun-11    01-Mar-97
    306487             352               360             0.00      72000.00   13-May-96   01-Jul-96    01-Jun-26    01-Mar-97
    306565             171               180             0.00      33500.00   14-May-96   01-Jul-96    01-Jun-11    01-Apr-97
    306653             352               360             0.00     102000.00   20-May-96   01-Jul-96    01-Jun-26    01-Mar-97
    307142             354               360             0.00      63000.00   07-Jun-96   01-Aug-96    01-Jul-26    01-Feb-97
    307998             180               180             0.00      40000.00   24-Jan-97   01-Mar-97    01-Feb-12    01-Mar-97
    308743             355               360         64900.00      64900.00   15-Aug-96   01-Oct-96    01-Sep-26    01-Mar-97
    309484             356               360             0.00     115000.00   19-Sep-96   15-Nov-96    15-Oct-26    15-Mar-97
    309510             356               360             0.00     155000.00   20-Sep-96   01-Nov-96    01-Oct-26    01-Mar-97
    309665             356               360         94800.00      94800.00   26-Sep-96   01-Nov-96    01-Oct-26    01-Mar-97
    309715             356               360         80000.00      80000.00   27-Sep-96   01-Nov-96    01-Oct-26    01-Mar-97
    309762             356               360             0.00      60000.00   02-Oct-96   01-Nov-96    01-Oct-26    01-Mar-97
    309907             357               360             0.00      80000.00   07-Oct-96   01-Dec-96    01-Nov-26    01-Mar-97
    309918             356               360             0.00      63000.00   08-Oct-96   15-Nov-96    15-Oct-26    15-Mar-97
    309937             357               360             0.00      78000.00   16-Oct-96   01-Dec-96    01-Nov-26    01-Mar-97
    309942             356               360         66000.00      66000.00   09-Oct-96   15-Nov-96    15-Oct-26    15-Mar-97
    309966             357               360             0.00     185000.00   11-Oct-96   01-Dec-96    01-Nov-26    01-Mar-97
    309985             357               360             0.00      82000.00   11-Oct-96   01-Dec-96    01-Nov-26    01-Mar-97
    309995             357               360             0.00      60000.00   11-Oct-96   01-Dec-96    01-Nov-26    01-Mar-97
    310052             357               360             0.00      73500.00   11-Oct-96   01-Dec-96    01-Nov-26    01-Mar-97
    310108             357               360             0.00      88500.00   11-Oct-96   01-Dec-96    01-Nov-26    01-Mar-97
    310243             357               360         65000.00      65000.00   17-Oct-96   01-Dec-96    01-Nov-26    01-Mar-97
    310363             357               360             0.00     259000.00   15-Oct-96   01-Dec-96    01-Nov-26    01-Mar-97
    310434             357               360             0.00      47000.00   04-Nov-96   01-Dec-96    01-Nov-26    01-Mar-97
    310703             357               360             0.00     108000.00   18-Oct-96   01-Dec-96    01-Nov-26    01-Mar-97
    310761             357               360         79900.00      79900.00   16-Oct-96   01-Dec-96    01-Nov-26    01-Mar-97
    310859             180               360             0.00      38500.00   05-Feb-97   15-Mar-97    15-Feb-12    15-Mar-97
    310865             178               180             0.00      44000.00   04-Nov-96   01-Jan-97    01-Dec-11    01-Mar-97
    310874             177               180             0.00     115000.00   18-Oct-96   01-Dec-96    01-Nov-11    01-Mar-97
    310875             356               360             0.00     130000.00   17-Oct-96   01-Dec-96    01-Nov-26    01-Apr-97
    310900             178               180             0.00      53000.00   18-Dec-96   15-Jan-97    15-Dec-11    15-Mar-97
    310953             357               360             0.00     117000.00   22-Oct-96   01-Dec-96    01-Nov-26    01-Mar-97
    310966             177               180             0.00      45000.00   24-Oct-96   15-Dec-96    15-Nov-11    15-Mar-97
    310985             357               360         64000.00      64000.00   23-Oct-96   01-Dec-96    01-Nov-26    01-Mar-97
    311019             358               360             0.00     102500.00   13-Nov-96   01-Jan-97    01-Dec-26    01-Mar-97
    311022             357               360             0.00     110000.00   23-Oct-96   01-Dec-96    01-Nov-26    01-Mar-97
    311064             237               240             0.00      85500.00   05-Nov-96   15-Dec-96    15-Nov-16    15-Mar-97
    311074             357               360             0.00     100000.00   24-Oct-96   01-Dec-96    01-Nov-26    01-Mar-97
    311101             358               360         47000.00      47000.00   25-Oct-96   01-Dec-96    01-Nov-26    01-Feb-97
    311132             238               240             0.00     145000.00   06-Nov-96   01-Jan-97    01-Dec-16    01-Mar-97
    311134             179               360             0.00     115000.00   05-Dec-96   01-Jan-97    01-Dec-11    01-Feb-97
    311136             359               360             0.00     133000.00   27-Nov-96   01-Jan-97    01-Dec-26    01-Feb-97
    311180             357               360             0.00      70000.00   25-Oct-96   01-Dec-96    01-Nov-26    01-Mar-97
    311200             357               360             0.00      61000.00   30-Oct-96   01-Dec-96    01-Nov-26    01-Mar-97
    311210             357               360             0.00      90000.00   29-Oct-96   01-Dec-96    01-Nov-26    01-Mar-97
    311230             237               240             0.00     125000.00   29-Oct-96   01-Dec-96    01-Nov-16    01-Mar-97
    311245             178               360         25000.00      24500.00   18-Nov-96   01-Jan-97    01-Dec-11    01-Mar-97
    311247             357               360             0.00     133000.00   31-Oct-96   01-Dec-96    01-Nov-26    01-Mar-97
    311252             177               180             0.00      48500.00   30-Oct-96   15-Dec-96    15-Nov-11    15-Mar-97
    311264             177               180             0.00     130000.00   31-Oct-96   01-Dec-96    01-Nov-11    01-Mar-97
    311265             178               360             0.00     158500.00   02-Nov-96   01-Jan-97    01-Dec-11    01-Mar-97
    311269             357               360             0.00      60000.00   05-Nov-96   15-Dec-96    15-Nov-26    15-Mar-97
    311283             357               360             0.00      86000.00   31-Oct-96   01-Dec-96    01-Nov-26    01-Mar-97
    311284             178               360             0.00      51500.00   04-Nov-96   01-Jan-97    01-Dec-11    01-Mar-97
    311285             358               360             0.00     165000.00   01-Nov-96   01-Jan-97    01-Dec-26    01-Mar-97
    311287             357               360             0.00     117000.00   04-Nov-96   01-Dec-96    01-Nov-26    01-Mar-97
    311288             357               360             0.00     112000.00   01-Nov-96   01-Dec-96    01-Nov-26    01-Mar-97
    311292             177               360             0.00      67000.00   21-Jan-97   15-Dec-96    15-Nov-11    15-Mar-97
    311294             358               360             0.00     160000.00   01-Nov-96   01-Jan-97    01-Dec-26    01-Mar-97
    311295             177               180             0.00      65000.00   04-Nov-96   01-Dec-96    01-Nov-11    01-Mar-97
    311296             237               240             0.00      50000.00   18-Oct-96   24-Nov-96    24-Oct-16    24-Feb-97
    311299             357               360             0.00      55000.00   31-Oct-96   01-Dec-96    01-Nov-26    01-Mar-97
    311300             357               360             0.00      66000.00   25-Oct-96   01-Dec-96    01-Nov-26    01-Mar-97
    311305             178               360             0.00      68500.00   01-Nov-96   01-Jan-97    01-Dec-11    01-Mar-97

              NEXT PMT
               AS OF
  LOAN NO      03/01         PROPTYPE           UNITS           OCCUP          LIEN        LIEN BAL          PURPOSE
-----------  ----------  -----------------  -------------  ---------------     -----     -------------  -----------------
    289876   01-Mar-97               3                1               3             18             0                3
    289914   01-Apr-97               3                1               3             18             0                1
    301676   01-Mar-97               5                2               1             18             0                1
    302945   01-Mar-97               1                1               1             18             0                3
    303358   01-Mar-97               1                1               1             18             0                3
    303701   01-Mar-97               1                1               1             18             0                3
    304019   01-Mar-97               1                1               1             18             0                3
    304420   01-Mar-97               8                1               1             18             0                3
    305726   01-Mar-97               1                1               1             18             0                4
    306223   01-Mar-97               1                1               1             18             0                3
    306347   01-Mar-97               1                1               1             18             0                3
    306487   01-Mar-97               2                2               3             18             0                2
    306565   01-Apr-97               8                1               1             18             0                3
    306653   01-Mar-97               1                1               1             18             0                3
    307142   01-Feb-97               1                1               1             18             0                3
    307998   01-Mar-97               5                2               3             18             0                3
    308743   01-Mar-97               1                1               1             18             0                1
    309484   15-Mar-97               5                2               1             18             0                4
    309510   01-Mar-97               1                1               1             18             0                4
    309665   01-Mar-97               8                1               1             18             0                1
    309715   01-Mar-97               1                1               3             18             0                1
    309762   01-Mar-97               1                1               1             18             0                3
    309907   01-Mar-97               1                1               1             18             0                3
    309918   15-Mar-97               1                1               1             18             0                2
    309937   01-Mar-97               1                1               1             18             0                4
    309942   15-Feb-97               1                1               1             18             0                1
    309966   01-Mar-97               1                1               1             18             0                4
    309985   01-Mar-97               1                1               1             18             0                4
    309995   01-Mar-97               1                1               1             18             0                3
    310052   01-Mar-97               1                1               1             18             0                4
    310108   01-Mar-97               1                1               1             18             0                4
    310243   01-Mar-97               1                1               1             18             0                1
    310363   01-Mar-97               1                1               1             18             0                4
    310434   01-Mar-97               5                2               1             18             0                3
    310703   01-Mar-97               1                1               1             18             0                4
    310761   01-Mar-97               1                1               1             18             0                1
    310859   15-Mar-97               1                1               3             18             0                4
    310865   01-Mar-97               1                1               1             38         18771                3
    310874   01-Mar-97               1                1               1             18             0                3
    310875   01-Apr-97               1                1               3             18             0                4
    310900   15-Mar-97               1                1               1             18             0                3
    310953   01-Mar-97               1                1               1             18             0                4
    310966   15-Mar-97               1                1               1             18             0                4
    310985   01-Mar-97               1                1               1             18             0                1
    311019   01-Mar-97               1                1               1             18             0                3
    311022   01-Mar-97               1                1               1             18             0                4
    311064   15-Mar-97               1                1               1             18             0                4
    311074   01-Mar-97               1                1               1             18             0                3
    311101   01-Feb-97               1                1               1             18             0                1
    311132   01-Mar-97               1                1               1             18             0                3
    311134   01-Feb-97               1                1               1             18             0                4
    311136   01-Feb-97               1                1               1             18             0                4
    311180   01-Mar-97               1                1               1             18             0                4
    311200   01-Mar-97               1                1               1             18             0                3
    311210   01-Mar-97               1                1               1             18             0                3
    311230   01-Mar-97               1                1               1             18             0                3
    311245   01-Mar-97               1                1               3             18             0                1
    311247   01-Mar-97               1                1               1             18             0                3
    311252   15-Mar-97               8                1               1             18             0                3
    311264   01-Mar-97               1                1               1             18             0                3
    311265   01-Mar-97               1                1               1             18             0                4
    311269   15-Mar-97               1                1               1             18             0                3
    311283   01-Mar-97               1                1               1             18             0                3
    311284   01-Mar-97               1                1               1             18             0                4
    311285   01-Mar-97               1                1               1             18             0                4
    311287   01-Mar-97               1                1               1             18             0                4
    311288   01-Mar-97               1                1               1             18             0                3
    311292   15-Mar-97               1                1               1             18             0                2
    311294   01-Mar-97               1                1               1             18             0                4
    311295   01-Mar-97               1                1               1             18             0                3
    311296   24-Feb-97               1                1               1             18             0                4
    311299   01-Mar-97               2                1               1             18             0                3
    311300   01-Mar-97               1                1               1             18             0                4
    311305   01-Mar-97               1                1               1             18             0                4


                            BNK RUP                                                 NEXT INT      PERIODIC        LIFE
  LOAN NO       GRADE      DISCHARGE        SECT 32         MARGIN        INDEX      CHANGE          CAP           CAP
-----------  -----------  ------------  ---------------  -------------  ---------  ----------  ---------------  ---------
    289876            C        --                  F            6.75    6MOLIB     01-Sep-97              1             6
    289914            B        --                  F            4.38    6MOLIB     01-Oct-97              1             6
    301676            C        --                  F               0       --      0                      0
    302945            B     01-Nov-87              F               0       --      0                      0             0
    303358            B     01-Apr-93              F               0       --      0                      0             0
    303701            B     01-Dec-89              F               0       --      0                      0             0
    304019            B        --                  F               0       --      0                      0             0
    304420            B        --                  F               0       --      0                      0             0
    305726            B        --                  F               0       --      0                      0             0
    306223            A        --                  F               0       --      0                      0             0
    306347            B        --                  F               0       --      0                      0             0
    306487            A        --                  F               0       --      0                      0             0
    306565            A        --                  F               0       --      0                      0             0
    306653            B        --                  F               0       --      0                      0             0
    307142            A        --                  F               0       --      0                      0             0
    307998            B     01-May-89              F               0       --      0                      0             0
    308743            A        --                  F               0       --      0                      0             0
    309484            A        --                  F             5.5    6MOLIB     15-Apr-97            1.5             7
    309510            B        --                  F            6.25    6MOLIB     01-Oct-98            1.5             7
    309665            B        --                  F            7.25    6MOLIB     01-Oct-98            1.5             7
    309715            B        --                  F            6.75    6MOLIB     01-Apr-97            1.5             7
    309762            B     20-Feb-91              F            6.75    6MOLIB     01-Apr-97            1.5             7
    309907            A        --                  F            6.25    6MOLIB     01-Nov-98            1.5             7
    309918            A     30-Dec-93              F               0       --      0                      0             0
    309937            A        --                  F             7.5    6MOLIB     01-May-97            1.5             7
    309942            B        --                  F               6    6MOLIB     15-Apr-97            1.5             7
    309966            B        --                  F            6.25    6MOLIB     01-Nov-98            1.5             7
    309985            A        --                  F            5.75    6MOLIB     01-May-97            1.5             7
    309995            C        --                  F            6.75    6MOLIB     01-Nov-98            1.5             7
    310052            A        --                  F             7.5    6MOLIB     01-Nov-98            1.5             7
    310108            A        --                  F             7.5    6MOLIB     01-Nov-98            1.5             7
    310243            B        --                  F            8.25    6MOLIB     01-Nov-98            1.5             7
    310363            B        --                  F            6.75    6MOLIB     01-Nov-98            1.5             7
    310434            A        --                  F               0       --      0                      0             0
    310703            B     01-Jan-90              F            5.75    6MOLIB     01-Nov-98            1.5             7
    310761            B     01-Apr-93              F            6.25    6MOLIB     01-Nov-98            1.5             7
    310859            A        --                  F               0       --      0                      0             0
    310865            B        --                  F               0       --      0                      0             0
    310874            A        --                  F             6.5    6MOLIB     01-Nov-98            1.5             7
    310875            B        --                  F               8    6MOLIB     01-May-97            1.5             7
    310900            A        --                  F               0       --      0                      0             0
    310953            A        --                  F            5.75    6MOLIB     01-Nov-98            1.5             7
    310966            C     01-Jan-91              T               0       --      0                      0             0
    310985            B        --                  F             7.5    6MOLIB     01-Nov-98            1.5             7
    311019            A     01-Jun-88              F               0       --      0                      0             0
    311022            B        --                  F             6.5    6MOLIB     01-Nov-98            1.5             7
    311064           A+        --                  F               0       --      0                      0             0
    311074            B     15-May-89              F             3.8    6MOLIB     01-Nov-98            1.5             7
    311101            B        --                  F               6    6MOLIB     01-Nov-98            1.5             7
    311132            A        --                  F               0       --      0                      0             0
    311134            A     04-Jun-92              F               0       --      0                      0             0
    311136            B        --                  F               0       --      0                      0             0
    311180            A     01-Apr-88              F             6.5    6MOLIB     01-Nov-98            1.5             7
    311200            A        --                  F               0       --      0                      0             0
    311210            B        --                  F            8.75    6MOLIB     01-May-97            1.5             7
    311230            A        --                  F               0       --      0                      0             0
    311245            B        --                  F               0       --      0                      0             0
    311247            B        --                  F            6.75    6MOLIB     01-Nov-98            1.5             7
    311252            A        --                  F               0       --      0                      0             0
    311264            A        --                  F               0       --      0                      0             0
    311265            A        --                  F               0       --      0                      0             0
    311269            A        --                  F               0       --      0                      0             0
    311283            B        --                  F            5.75    6MOLIB     01-Nov-98            1.5             7
    311284            A        --                  F               0       --      0                      0             0
    311285            B     01-Jul-93              F               0       --      0                      0             0
    311287            A        --                  F               6    6MOLIB     01-Nov-98            1.5             7
    311288            B     01-Mar-88              F            6.25    6MOLIB     01-May-97            1.5             7
    311292            B        --                  F               0       --      0                      0             0
    311294            B        --                  F            5.75    6MOLIB     01-Dec-98            1.5             7
    311295            A        --                  F               0       --      0                      0             0
    311296            C     17-Apr-90              F               0       --      0                      0             0
    311299            B        --                  F               0       --      0                      0             0
    311300            B        --                  T               0       --      0                      0             0
    311305            B        --                  F               0       --      0                      0             0

                         EQUIVANTAGE--1997-1 LOAN LIST

                                               PRE PMT
  LOAN NO         FLOOR         CEILING          PEN             DOC LEVEL
-----------  ---------------  -----------  ---------------  -------------------
    289876          0               16.2          P                  F
    289914          0             12.625                             F
    301676          0                  0          P                  F
    302945          0                  0          P                  F
    303358          0                  0          P                  F
    303701          0                  0                             F
    304019          0                  0          P                  F
    304420          0                  0          P                  F
    305726          0                  0                             F
    306223          0                  0                             F
    306347          0                  0                             F
    306487          0                  0                             F
    306565          0                  0                             F
    306653          0                  0                             F
    307142          0                  0                             F
    307998          0                  0          P                  F
    308743          0                  0                             F
    309484          0              16.25                             F
    309510          0              17.49          P                  F
    309665          0              18.49                             F
    309715          0              17.25                             F
    309762          0              17.25          P                  F
    309907          0              17.49          P                  F
    309918          0                  0          P                  F
    309937          0              18.25                             F
    309942          0               16.5                             F
    309966          0              17.49          P                  F
    309985          0               16.5          P                  F
    309995          0              17.99          P                  F
    310052          0              18.75                             F
    310108          0              18.75                             F
    310243          0              19.49          P                  F
    310363          0                 18          P                  F
    310434          0                  0                             F
    310703          0              17.49          P                  F
    310761          0              17.49                             F
    310859          0                  0          P                  F
    310865          0                  0                             F
    310874          0              17.75                             F
    310875          0               18.5          P                  F
    310900          0                  0          P                  F
    310953          0                 17          P                  F
    310966          0                  0                             F
    310985          0              18.74                             F
    311019          0                  0          P                  F
    311022          0              17.74                             F
    311064          0                  0                             F
    311074          0              19.24                             F
    311101          0              17.24                             F
    311132          0                  0          P                  F
    311134          0                  0          P                  F
    311136          0                  0          P                  F
    311180          0              17.25          P                  F
    311200          0                  0          P                  F
    311210          0              19.25          P                  F
    311230          0                  0          P                  F
    311245          0                  0          P                  F
    311247          0              17.99          P                  F
    311252          0                  0          P                  F
    311264          0                  0          P                  F
    311265          0                  0                             F
    311269          0                  0                             F
    311283          0              16.99          P                  F
    311284          0                  0                             F
    311285          0                  0                             F
    311287          0              17.25                             F
    311288          0              16.75          P                  F
    311292          0                  0          P                  F
    311294          0              16.99          P                  F
    311295          0                  0                             F
    311296          0                  0          P                  F
    311299          0                  0                             F
    311300          0                  0          P                  F
    311305          0                  0          P                  F

                         EQUIVANTAGE--1997-1 LOAN LIST

   LOAN NO     TYPE          LASTNAME           FIRSTNAME                           ADDRESS
-----------  ---------  ------------------  ------------------  ------------------------------------------------
    311308   BLLN       WYNN                JOSEPH R            1848 KING CHARLES RD
    311309   BLLN       ROZIER              MARY                12470 MCKAY
    311313   FR         FISK                BRUCE A             9710SE222ND DRIVE
    311317   BLLN       TYUS SR             ROBERT T            18657 GEORGE WASHINGT
    311319   FR         WILLIS JR           HAROLD E            1520 TAYLOR-BLAIR RD
    311320   FR         STEWART             MICKEY R            306 MARGINAL STREET
    311323   FR         NELSON              FRANKIE S           749 EMILE AVENUE
    311326   FR         MANN JR             ANTHONY W           6417 DIAMOND ST
    311327   FR         MCSWAIN             THOMAS E            3513 FISH POND ROAD
    311328   BLLN       ELLENS              JAMES L             8098 SPRAGUE
    311330   FR         MILLS               WILLIAM R           2552 WINCHESTER HWY
    311332   FR         EDINGTON            DAVID L             4718 WOODLAND DRIVE
    311336   FR         A GOODWIN           FRANKLIN            4537 ROBIE ROAD
    311337   ARM2_28    CALDWELL            WILLIE D            10008 ELLARD DRIVE
    311339   BLLN       ORTEGA              OCTAVIO M           325W 21ST ST
    311340   FR         DRAKE               FRANK F             3948 HYDESDALE LANE
    311341   FR         BRISKER             LAURA               26800S RIVER PARK DR
    311342   BLLN       ASHLEY, JR          HARRY T.            678 HOLIDAY DRIVE
    311344   FR         PICKARD             KEITH S             21648 WALTHAM
    311345   FR         KINCAID             JOHNNY L            3321 PINEY ROAD
    311346   FR         HOWELL              JANET B             354 MAIN STREET
    311347   BLLN       O'CONNOR            JUNE                575 HILLIARD ROAD
    311349   FR         THOMPSON            ETHEL H             3510 LANCASTER ST
    311355   FR         MCDANIEL            SCOTT               3717 STERLING
    311359   FR         MIDDLETON           MAE T J             1414/1416 PORT ST
    311363   FR         WALKER              WANDA               4312 SOUTH OHIO STRE
    311366   BLLN       SMITH               PEGGY C             1202 CHURCH STREET
    311367   FR         WORLEY              PERRY R             411 WOODLAWN AVE
    311372   FR         LADSON JR           DAN                 1210 MEYERS STREET
    311374   FR         WHITFIELD           ROOSEVELT           1117 HUEY STREET
    311375   FR         PRESSLEY            JERRY K             625 AUSTIN STREET
    311376   FR         BASHAM              ROBERT B            1400W 53RD STREET
    311377   BLLN       BURNELL             EDITH               20120 ARDMORE
    311378   FR         MCDONALD            MARY A              31514 HARTFORD
    311380   FR         HARRIS              CONNIE              RT 5 BOX 214 PALM ST
    311384   FR         STROUD              GARY R              207 REDDEN COURT
    311385   FR         HOLBROOK            MICHAEL C           15329 COYLE
    311386   FR         EVANCHO             JOHN E              325 WEST 7TH STREET
    311388   FR         YOUNG               ALPHONSE            17 FOXWORTH STREET
    311389   FR         SEXTON              WILLIAM C           363 SHADOWTOWN ROAD
    311393   BLLN       FOULKS              GLEN A              127 SPRINGBROOK RD
    311395   BLLN       A DAVIS             MARGARET            3120 W LEXINGTON
    311396   FR         NOHR                KEVIN M             1800 HORATIO-HAGOOD
    311397   FR         SCHOEFFLER          STACEY S            201 NORTH VIVIAN ST
    311399   FR         M CAMPBELL JR       NATHANIAL           2806 GAMMA LANE
    311402   BLLN       WHITENACK           PAUL V              1827N B STREET
    311403   ARM        GILMORE             WILLIE A            10800 APPLE WAY
    311404   BLLN       MULFORD             RAYMOND E           2164 ARKANSAS STREET
    311406   FR         FINNEY              MARK A              14717 EDGEHILL
    311407   FR         CROSLAN JR          EMANUEL             8115 LOWELL VLY DR
    311408   BLLN       HUNTER              WILLIE R            8731 HOSMER
    311410   FR         CAPORALE            EUGENE F            838 KING ROAD
    311412   FR         TAYLOR              LEONARD J           6478 SCENIC COURT
    311413   FR         RAMIREZ             JESSE               6347 HATCHERY ROAD
    311414   FR         HALTER              DONALD R            348 LOCUST N.W.
    311415   FR         SIMEUNG             POTE                558N CRYSTAL AVE
    311416   BLLN       DAMON               LOUISE C            3848 SHAW STREET
    311418   FR         BELL                THOMAS              193 WARD ROAD
    311421   FR         PEREZ               GERARDO             8640S BALTIMORE AVE
    311424   BLLN       SPAULDING           DIANE I             2655 BARTHAS PLACE
    311426   BLLN       GUNNELS             DEAN A              11490 ELMS ROAD
    311427   BLLN       HARRIS              STANLEY J           4336 JOHN WESLEY DR
    311429   FR         MITCHELL            RICHARD             1710 NORTH WASHINGTO
    311430   FR         FUNDERBURK          THOMAS F            109 OLGA DRIVE
    311433   ARM2_28    HILLER              BRADLEY             60 LODEWYCK AVENUE
    311434   FR         WALKER              JOHN W              3049 ARROW ROAD
    311435   FR         CORBIN              JOHN H              345 BLUFFSIDE POINT
    311437   FR         CAGLE               MARY S              1677 CHERRY LANE
    311439   FR         FREEMAN             JOSEPH L            128E OAK STREET
    311440   BLLN       BAKER               CYNTHIA L           1093 PATTERSON DRIVE
    311444   FR         WIDEMAN             JOEL                119 CRYSTAL LANE
    311447   FR         SCOTT JR            THOMAS              735 MEADOW BEND
    311449   FR         HARRIS              HELON               413 SHANNON COURT
    311454   FR         HOOKS               ELLA M              114 VANNOGDEN NE DR
    311457   FR         MILLER              CHARLIE C           678 CHALMERS
    311459   BLLN       DAVIS               ROBERT T            213 EAST MAIN ST
    311465   FR         R HOY               RICHARD             7031 151ST AVENUE NE
    311466   FR         SKEEL               RONALD T            1744 EVERETT STREET

   LOAN NO           CITY              STATE        ZIP             COUNTY            ORIG BAL       UPB     UPB AS OF 03/01
-----------  ---------------------  -----------  ---------  -----------------------  -----------  ---------  ---------------
    311308   ATLANTA                    GA       30331      FULTON                    75,500.00   75,456.48      75,456.48
    311309   DETROIT                    MI       48212      WAYNE                     27,000.00   26,978.45      26,978.45
    311313   GRESHAM                    OR       97080      CLACKAMAS                 75,000.00   74,804.20      74,804.20
    311317   SOUTHFIELD                 MI       48075      OAKLAND                  252,300.00   252,100.31    252,100.31
    311319   WEST JEFFERSON             OH       43162      MADISON                  170,000.00   169,876.40    169,876.40
    311320   SYLVESTER                  GA       31791      WORTH                     64,000.00   63,742.02      63,742.02
    311323   WESTWEGO                   LA       70094      JEFFERSON                 32,000.00   31,947.99      31,947.99
    311326   TAMPA                      FL       33619      HILLSBOROUGH              30,000.00   26,685.81      26,685.81
    311327   CHERRYVILLE                NC       28021      LINCOLN                  111,350.00   111,263.00    111,263.00
    311328   DETROIT                    MI       48214      WAYNE                     18,750.00   18,742.36      18,742.36
    311330   KELSO                      TN       37348      LINCOLN                   50,000.00   49,770.65      49,770.65
    311332   INDIANAPOLIS               IN       46254      MARION                    37,000.00   36,659.39      36,659.39
    311336   LILBURN                    GA       30247      GWINNETT                 139,500.00   139,347.78    139,347.78
    311337   LANHAM                     MD       20706      PRINCE GEORGE'S          243,950.00   243,765.10    243,765.10
    311339   NEWTON                     NC       28658      CATAWBA                   30,295.00   30,263.28      30,263.28
    311340   NASHVILLE                  TN       37218      DAVIDSON                  89,600.00   88,995.05      88,995.05
    311341   INKSTER                    MI       48141      WAYNE                     30,000.00   29,938.45      29,876.30
    311342   FORTVILLE                  IN       46040      HANCOCK                   58,000.00   57,940.58      57,940.58
    311344   WARREN                     MI       48089      MACOMB                    15,000.00   14,935.78      14,935.78
    311345   MORGANTON                  NC       28655      Burke                     40,000.00   39,888.62      39,888.62
    311346   WHITE BLUFF                TN       37187      DICKSON                   32,800.00   32,487.64      32,487.64
    311347   ELYRIA                     OH       44035      LORAIN                    30,780.00   30,748.64      30,748.64
    311349   NEW ORLEANS                LA       70131      ORLEANS PARISH            41,600.00   41,447.68      41,447.68
    311355   FLINT                      MI       48504      GENESEE                   15,000.00   14,812.41      14,812.41
    311359   NEW ORLEANS                LA       70117      ORLEANS                   38,400.00   38,383.09      38,383.09
    311363   MICHIGAN CITY              IN       46360      LA PORTE                  25,000.00   24,810.78      24,810.78
    311366   GREENBRIER                 TN       37073      ROBERTSON                 56,950.00   56,921.29      56,921.29
    311367   MT. HOLLY                  NC       28120      GASTON                    48,000.00   47,781.91      47,781.91
    311372   SAVANNAH                   GA       31405      CHATHAM                   40,040.00   39,932.04      39,932.04
    311374   CLEVELAND                  MS       38732      BOLIVAR                   30,375.00   30,292.93      30,292.93
    311375   ALBEMARLE                  NC       28001      STANLY                    28,500.00   28,368.10      28,368.10
    311376   CHATTANOOGA                TN       37409      HAMILTON                  35,275.00   35,043.37      35,043.37
    311377   DETROIT                    MI       48235      WAYNE                     46,100.00   46,070.98      46,070.98
    311378   WARREN                     MI       48093      MACOMB                    45,600.00   45,254.90      45,254.90
    311380   HAZLEHURST                 GA       31539      JEFF DAVIS                49,500.00   49,407.76      49,407.76
    311384   CLARKSVILLE                IN       47129      CLARK                     63,200.00   62,928.94      62,928.94
    311385   DETROIT                    MI       48227      WAYNE                     40,000.00   39,704.04      39,704.04
    311386   SALEM                      OH       44460      COLUMBIANA                55,250.00   55,206.37      55,206.37
    311388   SUMTER                     SC       29150      SUMTER                    36,000.00   35,929.18      35,929.18
    311389   BLOUNTVILLE                TN       37617      SULLIVAN                  42,300.00   41,893.47      41,893.47
    311393   AFTON                      TN       37616      GREENE                    56,250.00   56,201.13      56,201.13
    311395   CHICAGO                    IL       60612      COOK                      68,500.00   68,459.40      68,459.40
    311396   REMBERT                    SC       29128      SUMTER                    37,600.00   37,363.01      37,363.01
    311397   EUNICE                     LA       70535      SAINT LANDRY              77,000.00   76,480.14      76,480.14
    311399   FLINT                      MI       48506      GENESEE                   29,470.00   29,269.00      29,269.00
    311402   ELWOOD                     IN       46036      MADISON                   66,300.00   66,217.66      66,217.66
    311403   CLINTON                    MD       20735      PRINCE GEORGE'S          170,000.00   169,848.97    169,848.97
    311404   OREGON                     OH       43616      LUCAS                     49,600.00   49,510.10      49,510.10
    311406   NEWBURY                    OH       44065      GEAUGA                    46,400.00   46,381.75      46,381.75
    311407   BAHAMA                     NC       27503      DURHAM                    52,200.00   52,118.63      52,118.63
    311408   DETROIT                    MI       48201      WAYNE                     14,000.00   13,992.44      13,992.44
    311410   WINLOCK                    WA       98596      LEWIS                     57,265.00   57,063.38      57,063.38
    311412   INDIANAPOLIS               IN       46260      MARION                    79,050.00   79,012.92      79,012.92
    311413   WATERFORD                  MI       48329      OAKLAND                   93,500.00   93,428.52      93,428.52
    311414   CANAL FULTON               OH       44614      STARK                     44,500.00   44,216.89      44,216.89
    311415   ELGIN                      IL       60123      KANE                      42,050.00   41,956.80      41,956.80
    311416   COLUMBIA                   SC       29203      RICHLAND                  60,000.00   59,974.46      59,974.46
    311418   LUGOFF                     SC       29078      KERSHAW                   53,400.00   53,363.79      53,363.79
    311421   CHICAGO                    IL       60617      COOK                      40,600.00   40,328.38      40,328.38
    311424   CINCINNATI                 OH       45239      HAMILTON                  54,750.00   54,715.52      54,715.52
    311426   BIRCH RUN                  MI       48415      SAGINAW                   85,000.00   84,926.09      84,926.09
    311427   DECATUR                    GA       30035      DE KALB                   68,000.00   67,957.19      67,957.19
    311429   KOKOMO                     IN       46901      HOWARD                    48,000.00   47,644.87      47,644.87
    311430   KINGS MOUNTAIN             NC       28086      CLEVELAND                 72,000.00   71,826.17      71,826.17
    311433   MOUNT CLEMENS              MI       48043      MACOMB                    99,450.00   99,384.26      99,384.26
    311434   CARROLLTON                 OH       44615      CARROLLTON                36,040.00   35,939.64      35,939.64
    311435   CORDOVA                    TN       38018      SHELBY                   349,000.00   348,805.44    348,805.44
    311437   HAW RIVER                  NC       27258      ALAMANCE                  10,000.00    9,956.85       9,956.85
    311439   VILLE PLATTE               LA       70586      EVANGELINE                22,500.00   22,450.28      22,450.28
    311440   KINGSTON SPRINGS           TN       37082      CHEATHAM                  50,200.00   50,156.28      50,156.28
    311444   ANDERSON                   SC       29621      ANDERSON                  46,400.00   46,192.09      46,192.09
    311447   BATON ROUGE                LA       70820      EAST BATON ROUGE          62,050.00   62,002.41      62,002.41
    311449   FREDERICK                  MD       21701      FREDERICK                 55,500.00   55,463.57      55,463.57
    311454   MILLEDGEVILLE              GA       31061      BALDWIN                   42,000.00   41,869.65      41,869.65
    311457   DETROIT                    MI       48215      WAYNE                     55,200.00   54,928.83      54,928.83
    311459   KITZMILLER                 MD       21538      GARRETT                   53,000.00   52,975.30      52,975.30
    311465   REDMOND                    WA       98052                                75,000.00   74,792.36      74,792.36
    311466   LAFAYETTE                  IN       47905      TIPPECANOE                34,450.00   34,276.89      34,276.89

   LOAN NO      P&I       RATE         ORIG TERM        CLTV
-----------  ---------  ---------  -----------------  ---------
    311308      776.02    11.9900            180         0.7550
    311309      246.98    10.5000            180         0.6279
    311313      728.74    10.1000            240         0.5172
    311317    2,675.08    12.4100            180         0.8700
    311319    1,852.68    12.7900            360         0.7798
    311320      767.28    11.9800            180         0.8000
    311323      389.59    13.6400            240         0.7442
    311326      331.43    10.4900            180         0.7500
    311327    1,026.90    10.6000            360         0.7575
    311328      215.36    13.5400            180         0.7500
    311330      558.92    10.7000            180         0.7692
    311332      511.77    11.1000            120         0.8123
    311336    1,323.22    10.9500            360         0.8885
    311337    2,275.39    10.7400            360         0.8500
    311339      291.95    11.1500            180         0.8300
    311340    1,009.97    10.8500            180         0.8000
    311341      355.05    11.7400            180         0.5455
    311342      562.89    11.2400            180         0.7532
    311344      173.71    11.3400            180         0.2727
    311345      375.47     9.6000            240         0.6299
    311346      442.77    10.5100            120         0.8000
    311347      255.45     9.3500            180         0.3800
    311349      526.07    12.9900            180         0.8000
    311355      222.99    12.8900            120         0.4545
    311359      430.49    13.1900            360         0.8000
    311363      262.57     9.6000            180         0.4902
    311366      611.78    12.5900            180         0.8500
    311367      536.56    10.7000            180         0.8000
    311372      382.42     9.8500            240         0.7700
    311374      355.43    12.9800            240         0.7500
    311375      315.04    10.5000            180         0.7917
    311376      404.26    11.1500            180         0.8500
    311377      459.69    11.5900            180         0.7260
    311378      478.92     9.6000            180         0.4471
    311380      567.28    12.6400            240         0.7615
    311384      731.08    11.3200            180         0.8000
    311385      426.18     9.8500            180         0.7843
    311386      507.46    10.5500            360         0.8500
    311388      402.43    12.2400            240         0.8000
    311389      567.23    10.3500            120         0.6934
    311393      578.16    11.9900            180         0.8654
    311395      711.99    12.1400            180         0.7611
    311396      441.39    11.5900            180         0.8000
    311397      867.94    10.8500            180         0.8750
    311399      330.16    10.7400            180         0.7000
    311402      599.05    10.3500            180         0.8500
    311403    1,491.87    10.0000            360         0.8500
    311404      509.81    11.9900            180         0.8000
    311406      538.42    13.6900            360         0.8000
    311407      646.84    13.9400            240         0.6636
    311408      147.14    12.2900            180         0.7000
    311410      589.14    10.9500            240         0.8500
    311412      868.89    12.9100            360         0.8500
    311413      869.29    10.7000            360         0.8500
    311414      519.56    11.4900            180         0.6642
    311415      444.10    11.3500            240         0.8496
    311416      679.70    13.3400            180         0.8000
    311418      518.65    11.2500            360         0.8476
    311421      495.13    12.3000            180         0.7000
    311424      545.95    11.5900            180         0.7500
    311426      752.22    10.1000            180         0.8500
    311427      678.07    11.5900            180         0.8000
    311429      511.41     9.8500            180         0.8000
    311430      728.53    10.7000            240         0.8000
    311433    1,100.12    13.0000            360         0.8500
    311434      338.30     9.6000            240         0.5300
    311435    3,627.51    12.1400            360         0.6345
    311437      115.87    11.3500            180         0.0833
    311439      286.19    14.3900            240         0.7031
    311440      515.59    11.9800            180         0.6972
    311444      523.02    10.8500            180         0.8000
    311447      664.64    12.5500            360         0.8500
    311449      545.38    11.4000            360         0.5904
    311454      578.93    14.6900            180         0.7925
    311457      588.13     9.8500            180         0.8000
    311459      583.80    12.9400            180         0.6463
    311465      865.36    12.7500            240         0.6469
    311466      352.08    10.8500            240         0.8460

                         EQUIVANTAGE--1997-1 LOAN LIST

                                                                                   NOTE       FIRST     MATURITY     NEXT PMT
  LOAN NO        REM TERM           AM TERM         SALES PRICE      APPR VAL      DATE        PMT        DATE         DATE
-----------  -----------------  ---------------  -----------------  -----------  ---------  ---------  -----------  -----------
    311308             178               360              0.00       100000.00   05-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311309             178               360              0.00        43000.00   30-Dec-96  01-Jan-97   01-Dec-11    01-Mar-97
    311313             238               240              0.00       145000.00   07-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311317             177               360              0.00       290000.00   01-Nov-96  01-Dec-96   01-Nov-11    01-Mar-97
    311319             357               360              0.00       218000.00   02-Nov-96  01-Dec-96   01-Nov-26    01-Mar-97
    311320             178               180              0.00        80000.00   04-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311323             238               240              0.00        43000.00   04-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311326             177               180              0.00        40000.00   04-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311327             358               360              0.00       147000.00   15-Nov-96  15-Dec-96   15-Nov-26    15-Feb-97
    311328             178               360              0.00        25000.00   05-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311330             178               180              0.00        65000.00   04-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311332             118               120              0.00       110000.00   06-Nov-96  01-Jan-97   01-Dec-06    01-Mar-97
    311336             357               360              0.00       157000.00   05-Nov-96  15-Dec-96   15-Nov-26    15-Mar-97
    311337             358               360              0.00       287000.00   04-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311339             177               360              0.00        36500.00   05-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311340             177               180              0.00       112000.00   05-Nov-96  01-Dec-96   01-Nov-11    01-Mar-97
    311341             179               180              0.00        55000.00   07-Nov-96  01-Jan-97   01-Dec-11    01-Feb-97
    311342             177               360              0.00        77000.00   07-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311344             178               180              0.00        55000.00   06-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311345             238               240              0.00        63500.00   05-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311346             118               120              0.00        41000.00   05-Nov-96  01-Jan-97   01-Dec-06    01-Mar-97
    311347             178               360              0.00        81000.00   05-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311349             178               180              0.00        52000.00   05-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311355             117               120              0.00        33000.00   14-Nov-96  15-Dec-96   15-Nov-06    15-Mar-97
    311359             358               360              0.00        48000.00   05-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311363             177               180              0.00        51000.00   06-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311366             178               360              0.00        67000.00   06-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311367             178               180              0.00        60000.00   06-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311372             238               240              0.00        52000.00   08-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311374             237               240              0.00        40500.00   19-Nov-96  15-Dec-96   15-Nov-16    15-Mar-97
    311375             178               180              0.00        36000.00   06-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311376             177               180              0.00        41500.00   08-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311377             178               360              0.00        63500.00   07-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311378             177               180              0.00       102000.00   08-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311380             238               240              0.00        65000.00   06-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311384             178               180              0.00        79000.00   09-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311385             177               180              0.00        51000.00   08-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311386             358               360              0.00        65000.00   08-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311388             238               240              0.00        45000.00   06-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311389             118               120              0.00        61000.00   27-Dec-96  01-Jan-97   01-Dec-06    01-Mar-97
    311393             177               360              0.00        65000.00   07-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311395             178               360              0.00        90000.00   07-Nov-96  15-Dec-96   15-Nov-11    15-Feb-97
    311396             177               180              0.00        47000.00   08-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311397             177               180              0.00        88000.00   07-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311399             177               180              0.00        42100.00   11-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311402             177               360              0.00        78000.00   12-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311403             358               360              0.00       200000.00   13-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311404             177               360              0.00        62000.00   11-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311406             358               360              0.00        58000.00   07-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311407             238               240              0.00       135000.00   08-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311408             178               360              0.00        20000.00   08-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311410             237               240              0.00       195000.00   07-Nov-96  15-Dec-96   15-Nov-16    15-Mar-97
    311412             358               360              0.00        93000.00   22-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311413             358               360              0.00       110000.00   11-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311414             177               180              0.00        67000.00   07-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311415             238               240              0.00       137000.00   08-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311416             178               360              0.00        75000.00   18-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311418             358               360              0.00        63000.00   08-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311421             177               180              0.00        58000.00   07-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311424             178               360              0.00        73000.00   11-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311426             178               360              0.00       100000.00   08-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311427             178               360              0.00        85000.00   08-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311429             177               180              0.00        60000.00   11-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311430             238               240              0.00        90000.00   08-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311433             358               360              0.00       117000.00   08-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311434             238               240              0.00        68000.00   12-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311435             358               360              0.00       550000.00   08-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311437             178               180              0.00       120000.00   08-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311439             237               240              0.00        32000.00   08-Nov-96  15-Dec-96   15-Nov-16    15-Mar-97
    311440             177               360              0.00        72000.00   08-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311444             178               180              0.00        58000.00   11-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311447             357               360              0.00        73000.00   08-Nov-96  15-Dec-96   15-Nov-26    15-Mar-97
    311449             358               360              0.00        94000.00   11-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311454             178               180              0.00        53000.00   15-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311457             178               180              0.00        69000.00   12-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311459             178               360              0.00        82000.00   15-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311465             237               240              0.00       190000.00   11-Nov-96  15-Dec-96   15-Nov-16    15-Mar-97
    311466             237               240              0.00        77000.00   11-Nov-96  15-Dec-96   15-Nov-16    15-Mar-97

              NEXT PMT
  LOAN NO    AS OF 03/01      PROPTYPE           UNITS           OCCUP          LIEN        LIEN BAL          PURPOSE
-----------  -----------  -----------------  -------------  ---------------     -----     -------------  -----------------
    311308    01-Mar-97            1                1               1             18             0                3
    311309    01-Mar-97            5                2               1             18             0                3
    311313    01-Mar-97            8                1               1             18             0                4
    311317    01-Mar-97            1                1               1             18             0                3
    311319    01-Mar-97            1                1               1             18             0                4
    311320    01-Mar-97            1                1               1             18             0                4
    311323    01-Mar-97            1                1               1             18             0                3
    311326    15-Mar-97            1                1               1             18             0                3
    311327    15-Feb-97            1                1               1             18             0                4
    311328    01-Mar-97            1                1               3             18             0                3
    311330    01-Mar-97            1                1               1             18             0                3
    311332    01-Mar-97            1                1               1             38         52353                3
    311336    15-Mar-97            1                1               1             18             0                3
    311337    01-Mar-97            1                1               1             18             0                4
    311339    15-Mar-97            1                1               1             18             0                2
    311340    01-Mar-97            1                1               1             18             0                3
    311341    01-Mar-97            1                1               1             18             0                3
    311342    15-Mar-97            1                1               1             18             0                3
    311344    01-Mar-97            1                1               1             18             0                2
    311345    01-Mar-97            1                1               1             18             0                3
    311346    01-Mar-97            1                1               1             18             0                4
    311347    01-Mar-97            1                1               1             18             0                3
    311349    01-Mar-97            1                1               1             18             0                3
    311355    15-Mar-97            1                1               1             18             0                3
    311359    01-Mar-97            5                2               1             18             0                3
    311363    15-Mar-97            1                1               1             18             0                4
    311366    01-Mar-97            1                1               1             18             0                3
    311367    01-Mar-97            1                1               1             18             0                3
    311372    01-Mar-97            1                1               1             18             0                3
    311374    15-Mar-97            1                1               1             18             0                3
    311375    01-Mar-97            1                1               1             18             0                3
    311376    15-Mar-97            1                1               1             18             0                3
    311377    01-Mar-97            1                1               1             18             0                3
    311378    15-Mar-97            1                1               1             18             0                3
    311380    01-Mar-97            1                1               1             18             0                3
    311384    01-Mar-97            1                1               1             18             0                4
    311385    15-Mar-97            1                1               1             18             0                3
    311386    01-Mar-97            1                1               1             18             0                3
    311388    01-Mar-97            1                1               1             18             0                3
    311389    01-Mar-97            1                1               1             18             0                2
    311393    15-Mar-97            1                1               1             18             0                4
    311395    15-Feb-97            5                2               1             18             0                3
    311396    15-Mar-97            1                1               1             18             0                3
    311397    15-Mar-97            1                1               1             18             0                3
    311399    15-Mar-97            1                1               1             18             0                3
    311402    15-Mar-97            1                1               1             18             0                4
    311403    01-Mar-97            1                1               1             18             0                4
    311404    15-Mar-97            1                1               1             18             0                3
    311406    01-Mar-97            1                1               1             18             0                3
    311407    01-Mar-97            1                1               1             38         37390                3
    311408    01-Mar-97            1                1               1             18             0                3
    311410    15-Mar-97            1                1               1             38        108485                3
    311412    01-Mar-97            1                1               1             18             0                2
    311413    01-Mar-97            1                1               1             18             0                3
    311414    15-Mar-97            1                1               1             18             0                4
    311415    01-Mar-97            1                1               1             38         74351                3
    311416    01-Mar-97            1                1               1             18             0                3
    311418    01-Mar-97            1                1               1             18             0                2
    311421    15-Mar-97            5                2               3             18             0                4
    311424    01-Mar-97            1                1               1             18             0                3
    311426    01-Mar-97            1                1               1             18             0                3
    311427    01-Mar-97            1                1               1             18             0                3
    311429    15-Mar-97            1                1               1             18             0                3
    311430    01-Mar-97            1                1               1             18             0                3
    311433    01-Mar-97            1                1               1             18             0                3
    311434    01-Mar-97            1                1               1             18             0                3
    311435    01-Mar-97            1                1               1             18             0                3
    311437    01-Mar-97            1                1               1             18             0                3
    311439    15-Mar-97            1                1               1             18             0                3
    311440    15-Mar-97            1                1               1             18             0                3
    311444    01-Mar-97            8                1               1             18             0                4
    311447    15-Mar-97            1                1               1             18             0                2
    311449    01-Mar-97            6                1               1             18             0                3
    311454    01-Mar-97            1                1               1             18             0                3
    311457    01-Mar-97            1                1               1             18             0                3
    311459    01-Mar-97            1                1               1             18             0                3
    311465    15-Mar-97            1                1               1             38         47920                3
    311466    15-Mar-97            1                1               3             38         30691                3

                              BNK RUP                                                 NEXT INT       PERIODIC         LIFE
  LOAN NO        GRADE       DISCHARGE        SECT 32         MARGIN        INDEX      CHANGE           CAP            CAP
-----------  -------------  ------------  ---------------  -------------  ---------  -----------  ---------------     -----
    311308          C            --               F               0                      --              0              0
    311309          B            --               F               0                      --              0              0
    311313          A            --               F               0                      --              0              0
    311317          B            --               F               0                      --              0              0
    311319          B            --               F               0                      --              0              0
    311320          B            --               F               0                      --              0              0
    311323          C            --               T               0                      --              0              0
    311326          B            --               F               0                      --              0              0
    311327          B            --               F               0                      --              0              0
    311328          B            --               F               0                      --              0              0
    311330          A            --               F               0                      --              0              0
    311332          A         01-May-91           F               0                      --              0              0
    311336          A            --               F               0                      --              0              0
    311337          B            --               F             6.5    6MOLIB         01-Dec-98        1.5              7
    311339          A            --               F               0                      --              0              0
    311340          A         01-Jun-92           F               0                      --              0              0
    311341          B         21-Jul-95           T               0                      --              0              0
    311342          B         28-Oct-86           F               0                      --              0              0
    311344          B            --               T               0                      --              0              0
    311345          A            --               F               0                      --              0              0
    311346          A            --               F               0                      --              0              0
    311347          A         01-Mar-90           F               0                      --              0              0
    311349          B            --               F               0                      --              0              0
    311355          B            --               F               0                      --              0              0
    311359          B            --               F               0                      --              0              0
    311363          A            --               T               0                      --              0              0
    311366          B            --               F               0                      --              0              0
    311367          A            --               F               0                      --              0              0
    311372          B         19-Nov-92           F               0                      --              0              0
    311374          C            --               T               0                      --              0              0
    311375          A            --               F               0                      --              0              0
    311376          A         11-Jul-91           T               0                      --              0              0
    311377          B         28-Dec-92           F               0                      --              0              0
    311378          A            --               T               0                      --              0              0
    311380          B            --               F               0                      --              0              0
    311384          C            --               F               0                      --              0              0
    311385          A            --               F               0                      --              0              0
    311386          A            --               F               0                      --              0              0
    311388          B         22-Jun-90           F               0                      --              0              0
    311389          A         10-Aug-92           F               0                      --              0              0
    311393          B            --               F               0                      --              0              0
    311395          B         27-Feb-92           F               0                      --              0              0
    311396          A            --               F               0                      --              0              0
    311397          A         01-Dec-90           F               0                      --              0              0
    311399          B            --               F               0                      --              0              0
    311402          A            --               F               0                      --              0              0
    311403          B            --               F             6.5    6MOLIB         01-Jun-97        1.5              7
    311404          B         01-Jun-93           F               0                      --              0              0
    311406          B         14-Jun-93           F               0                      --              0              0
    311407          C            --               F               0                      --              0              0
    311408          B            --               F               0                      --              0              0
    311410          A            --               F               0                      --              0              0
    311412          B         01-Feb-91           F               0                      --              0              0
    311413          A            --               F               0                      --              0              0
    311414          C            --               F               0                      --              0              0
    311415          A            --               F               0                      --              0              0
    311416          C            --               F               0                      --              0              0
    311418          B            --               F               0                      --              0              0
    311421          A            --               F               0                      --              0              0
    311424          B            --               F               0                      --              0              0
    311426          A            --               F               0                      --              0              0
    311427          B            --               F               0                      --              0              0
    311429          A         15-Jul-93           F               0                      --              0              0
    311430          A         01-Dec-89           F               0                      --              0              0
    311433          B         04-May-94           F            8.76    6MOLIB         01-Dec-98        1.5              7
    311434          A         01-Jan-88           T               0                      --              0              0
    311435          A            --               F               0                      --              0              0
    311437          B            --               F               0                      --              0              0
    311439          C            --               F               0                      --              0              0
    311440          C            --               F               0                      --              0              0
    311444          A            --               F               0                      --              0              0
    311447          B            --               F               0                      --              0              0
    311449          A            --               F               0                      --              0              0
    311454          C         01-Oct-95           F               0                      --              0              0
    311457          A            --               F               0                      --              0              0
    311459          C            --               F               0                      --              0              0
    311465          C            --               F               0                      --              0              0
    311466          A            --               F               0                      --              0              0

                         EQUIVANTAGE--1997-1 LOAN LIST

                                                 PRE PMT
  LOAN NO         FLOOR          CEILING           PEN             DOC LEVEL
-----------  ---------------  -------------  ---------------  -------------------
    311308          0                   0           P                  F
    311309          0                   0           P                  F
    311313          0                   0           P                  F
    311317          0                   0           P                  F
    311319          0                   0           P                  F
    311320          0                   0           P                  F
    311323          0                   0                              F
    311326          0                   0           P                  F
    311327          0                   0                              F
    311328          0                   0                              F
    311330          0                   0                              F
    311332          0                   0           P                  F
    311336          0                   0           P                  F
    311337          0               17.74                              F
    311339          0                   0                              F
    311340          0                   0                              F
    311341          0                   0                              F
    311342          0                   0                              F
    311344          0                   0                              F
    311345          0                   0                              F
    311346          0                   0                              F
    311347          0                   0           P                  F
    311349          0                   0           P                  F
    311355          0                   0           P                  F
    311359          0                   0           P                  F
    311363          0                   0                              F
    311366          0                   0                              F
    311367          0                   0                              F
    311372          0                   0           P                  F
    311374          0                   0                              F
    311375          0                   0                              F
    311376          0                   0                              F
    311377          0                   0           P                  F
    311378          0                   0                              F
    311380          0                   0           P                  F
    311384          0                   0           P                  F
    311385          0                   0           P                  F
    311386          0                   0           P                  F
    311388          0                   0                              F
    311389          0                   0                              F
    311393          0                   0                              F
    311395          0                   0                              F
    311396          0                   0                              F
    311397          0                   0           P                  F
    311399          0                   0                              F
    311402          0                   0                              F
    311403         11                  17           F
    311404          0                   0           P                  F
    311406          0                   0           P                  F
    311407          0                   0                              F
    311408          0                   0           P                  F
    311410          0                   0                              F
    311412          0                   0           P                  F
    311413          0                   0           P                  F
    311414          0                   0           P                  F
    311415          0                   0                              F
    311416          0                   0                              F
    311418          0                   0                              F
    311421          0                   0                              F
    311424          0                   0           P                  F
    311426          0                   0           P                  F
    311427          0                   0           P                  F
    311429          0                   0           P                  F
    311430          0                   0                              F
    311433          0                  20           P                  F
    311434          0                   0                              F
    311435          0                   0                              L
    311437          0                   0                              F
    311439          0                   0           P                  F
    311440          0                   0                              F
    311444          0                   0                              F
    311447          0                   0           P                  F
    311449          0                   0                              F
    311454          0                   0           P                  F
    311457          0                   0           P                  F
    311459          0                   0                              F
    311465          0                   0                              F
    311466          0                   0           P                  F

                         EQUIVANTAGE--1997-1 LOAN LIST

   LOAN NO     TYPE          LASTNAME           FIRSTNAME                           ADDRESS
-----------  ---------  ------------------  ------------------  ------------------------------------------------

    311468   FR         REYNOLDS            LOURDES C           293 THUNDERBIRD TRL
    311469   FR         MINOR SR            ROBERT E            15827 S TRUMBULL AVE
    311472   BLLN       FAJARDO             LUIS M.             103 EAST BERKLEY LA
    311474   FR         MILLER JR           CHARLES J           42 WILLARD PLACE
    311475   FR         JOHNSON             ROY L.              187 DYKES ROAD
    311477   FR         SHEPHERD            RONALD L            7853 SEHALTON STREET
    311478   BLLN       CARTER              GARY                3733 MOBLEYS CUT RD
    311479   FR         STEPHENS            JOSEPH              1400S 10TH AVE
    311480   ARM2 28    DEAN                EDWIN               133 CAVALCADE DRIVE
    311482   BLLN       ALLEN               HUGH E              431 HAYTER DRIVE
    311483   BLLN       BURGESS             DAVE H              1407 DEVENS DRIVE
    311484   FR         GATES               JOHN                1706 NORTH MEADE
    311485   FR         CURTIS              KENNETH             7964B COUNTY LINE RD
    311486   FR         CROLEY              DOUGLAS E           17208 WALDEN AVENUE
    311487   BLLN       AMBROSE             MARCELO             320 33RD AVENUE NOR
    311488   BLLN       AMBROSE             MARCELO             314 33RD AVENUE NOR
    311489   BLLN       DEPUGH              LINDA AN            12210 OLD COLONY DRIV
    311490   FR         WILSON              WILLIE M            8237S LOOMIS BLVD
    311493   FR         FRIEDRICH           MARK                2596 MC HENRY ROAD
    311496   BLLN       MCCORD              CAROLYN H           1304 BRYAN STREET
    311497   BLLN       SPECK               DERRELL D           191 OLD MT JULIET R
    311498   FR         HANNA               RAYMOND M           3177 W 165TH
    311499   BLLN       BROOKS              JACK R              239 LAKESHORE DRIVE
    311502   BLLN       SCRANTON            JAMES C             4605 BAYONNE AVENUE
    311503   FR         KIRKPATRICK         RALPH C             12400 LANHAM SEVERN R
    311506   ARM2 28    MENDOZA             PATRICK             7020 TERRACE DRIVE
    311508   BLLN       TAYLOR              MARVIN              1649 EMERALD AVENUE
    311510   BLLN       TAYLOR              MELVIN              7312S SAINT LAWRENCE
    311514   FR         BARLOW              TERRY               3759 BARLOW WAY
    311515   BLLN       TAPP                DENTON              3404 E 108TH STREET
    311516   FR         BRINKLEY            YANCY               17339 MARX
    311517   FR         JONES               DAVID V             4132E 100TH ST
    311518   BLLN       MCMILLAN            STEVE               102 CARLTON DRIVE
    311520   FR         LAWSON              BILLY R             RT 1 BOX 541
    311522   FR         TURNER              SAM                 5750W SUPERIOR STREET
    311524   FR         DOUCET SR           BOBBY               1503 CLEMENT/PO BOX
    311525   BLLN       SIMMONS             MARY                7146 S MICHIGAN AVE
    311526   BLLN       AUSBROOKS           MICHAEL D           875 PARKLAND WAY
    311527   BLLN       RAMEY JR            HAROLD T            402 BORDERS ROAD
    311528   FR         CANTRELL            DARRELL A           3051 BILBREY ROAD
    311529   FR         LOVETERE            THOMAS F            4617 LIGHTKEEPERS WA
    311532   ARM2 28    TRUSNIK/ PAYTOSH    LEONARD TRUSNIK     729 NAVAJO TRAIL
    311534   FR         SMITH               MOSES E             1294 EAST AVENUE
    311535   BLLN       SMITH               SHIRLEY             1826 STARK AVENUE SW
    311536   FR         SIPES               MELISSA O           3860 WHITEWATER ROAD
    311539   FR         MURDIE              SCOTT               880 HANFORD DRIVE
    311540   FR         BENNETT             NORMAN G            203 HOPEWELL
    311542   BLLN       GIBBS               WILLIE M            4816 BRENTHAVEN ROAD
    311544   FR         BOLEWARE JR         TALMADGE            37 EARL BRASHIER
    311545   FR         HUDSON              RANDY L             RURAL RT 10 BOX 67C
    311546   FR         BOMER               CHERYL              19746 ST. MARY'S
    311547   FR         LAUGHLIN            SUE A.              1527 SOUTHEAST BLVD
    311549   ARM2 28    HORVATH             RONALD D.           1038 LOUISE
    311550   FR         YANCER              DENNIS R            2635 N ALAMANDO
    311551   FR         LANE                DAVID               113 FEASTER STREET
    311554   FR         LAMBROS             KAREN A             14240 DELAWARE AVENUE
    311555   FR         WILSON              DENNIS              327 PRINCESS AVENUE
    311556   FR         PORTER              THOMAS W            5063 BROADWAY STREET
    311557   BLLN       FEARS               MARY D              608N 2ND STREET
    311558   BLLN       CAIN                MICHAEL W           302 POPLAR SPGS RD
    311559   FR         BARNETTE            ARTHUR L            5030 ATHENS STREET
    311561   BLLN       MCKENZIE            DONALD R            100 DICKERSON STREE
    311562   FR         BOLTIN              EARL B              1228 HICKORY HILL RD
    311565   BLLN       SCARLATTA III       CHARLES A           602 HYSON STREET
    311566   BLLN       CROCKETT            JOHN M              2764 AZIZA
    311567   FR         SURRATT             JAMES L             832 LOMBARDY DRIVE
    311569   BLLN       WORRILL             LORENZO             2905 ARROWOOD DRIVE
    311574   FR         THORPE              JOE A Y J           302 VAN BOKLEN ST
    311576   BLLN       BARNES              VALORI              5730 GARFIELD AVENUE
    311577   FR         YOUNG               TYRONE R            33N JULIA ST
    311578   BLLN       NICHOLS             JOHN K              644 WEAVER CREEK RD
    311580   FR         JOHNSON             WALTER P            RT 6 BOX198 DAVE BUC
    311582   FR         HARDISON            BETTY               928 CAROLYN AVENUE
    311584   FR         HARDISON            BETTY               608 26TH AVENUE N
    311585   FR         HARDISON            BETTY D             2128 OTAY STREET
    311586   FR         HARDISON            CALVIN              411 CHURCH STREET
    311588   BLLN       SHELBY              SHEILA              8821 SOUTH STATE STR
    311589   FR         COBB                PAMELA P            LOT 9 TAYLORWOOD CIR

   LOAN NO           CITY              STATE        ZIP             COUNTY            ORIG BAL       UPB     UPB AS OF 03/01
-----------  ---------------------  -----------  ---------  -----------------------  -----------  ---------  ---------------
    311468   CAROL STREAM               IL       60188      DU PAGE                   79,000.00    78,911.88     78,911.88
    311469   MARKHAM                    IL       60426      COOK                      72,000.00    71,970.72     71,970.72
    311472   HOFFMAN ESTATES            IL       60194      COOK                     144,500.00   144,425.65    144,425.65
    311474   WAGGAMAN                   LA       70094      JEFFERSON PARISH          12,600.00    12,558.32     12,558.32
    311475   SOSO                       MS       39480      JONES                     15,000.00    14,951.33     14,951.33
    311477   WAYNESBURG                 OH       44688      STARK                     66,150.00    66,099.43     66,099.43
    311478   THOMPSONS STATION          TN       37179      WILLIAMSON               100,000.00    99,861.84     99,861.84
    311479   MAYWOOD                    IL       60153      COOK                      36,000.00    35,918.52     35,918.52
    311480   FRANKLIN                   TN       37064      WILLIAMSON               144,000.00   143,896.83    143,896.83
    311482   MORRISTOWN                 TN       37813      HAMBLEN                   53,000.00    52,940.90     52,940.90
    311483   BRENTWOOD                  TN       37027      WILLIAMSON               216,750.00   216,633.91    216,633.91
    311484   CHICAGO                    IL       60639      COOK                      25,272.00    25,132.59     25,132.59
    311485   LIBERTY                    NC       27298      ALAMANCE                  39,750.00    39,590.82     39,590.82
    311486   CLEVELAND                  OH       44128      CUYAHOGA                  43,600.00    43,531.51     43,531.51
    311487   NASHVILLE                  TN       37209      DAVIDSON                  30,780.00    30,749.22     30,749.22
    311488   NASHVILLE                  TN       37209      DAVIDSON                  55,900.00    55,844.10     55,844.10
    311489   UPPER MARLBORO             MD       20772      PRINCE GEORGE'S          135,200.00   135,143.21    135,143.21
    311490   CHICAGO                    IL       60620      COOK                      54,500.00    54,210.83     54,210.83
    311493   GOSHEN                     OH       45122      CLERMONT                  83,960.00    83,880.31     83,880.31
    311496   OLD HICKORY                TN       37138      DAVIDSON                  67,124.00    67,096.38     67,096.38
    311497   MOUNT JULIET               TN       37122      WILSON                    71,100.00    71,047.37     71,047.37
    311498   CLEVELAND                  OH       44111      CUYAHOGA                 122,400.00   122,273.93    122,273.93
    311499   MOORESVILLE                NC       28115      IREDELL                  148,750.00   148,629.96    148,629.96
    311502   BALTIMORE                  MD       21206      BALTIMORE CITY            96,050.00    95,974.64     95,974.64
    311503   BOWIE                      MD       20715      PRINCE GEORGES            90,000.00    89,526.81     89,526.81
    311506   DOWNERS GROVE              IL       60516      DU PAGE                  165,600.00   165,499.35    165,499.35
    311508   ATLANTA                    GA       30310      FULTON                    52,000.00    51,955.73     51,955.73
    311510   CHICAGO                    IL       60619      COOK                      93,750.00    93,703.77     93,703.77
    311514   KODAK                      TN       37764      SEVIER                    31,150.00    31,067.78     31,067.78
    311515   CLEVELAND                  OH       44104      CUYAHOGA                  32,500.00    32,489.99     32,489.99
    311516   DETROIT                    MI       48203      WAYNE                     16,500.00    16,427.03     16,427.03
    311517   CLEVELAND                  OH       44105      CUYAHOGA                  47,700.00    47,652.39     47,652.39
    311518   JONESBORO                  GA       30236      CLAYTON                   53,550.00    53,480.50     53,480.50
    311520   PINNACLE                   NC       27043      STOKES                   108,000.00   107,907.61    107,907.61
    311522   CHICAGO                    IL       60644      COOK                      20,000.00    19,854.03     19,854.03
    311524   VILLE PLATTE               LA       70586      EVANGELINE                18,950.00    18,876.24     18,876.24
    311525   CHICAGO                    IL       60619      COOK                      40,000.00    39,965.24     39,965.24
    311526   BOWLING GREEN              KY       42101      WARREN                    68,000.00    67,937.69     67,937.69
    311527   SHELBY                     NC       28150      CLEVELAND                100,000.00    99,935.07     99,935.07
    311528   COOKEVILLE                 TN       38501      PUTNAM                    59,500.00    59,235.86     59,235.86
    311529   LITTLE RIVER               SC       29566      HORRY                     91,686.00    91,617.40     91,617.40
    311532   MACEDONIA                  OH       44056      SUMMIT                   135,000.00   134,897.89    134,897.89
    311534   AKRON                      OH       44307      SUMMIT                    49,300.00    49,273.48     49,273.48
    311535   CANTON                     OH       44706      STARK                     25,600.00    25,587.93     25,587.93
    311536   VALDOSTA                   GA       31601      LOWNDES                   80,000.00    79,959.57     79,959.57
    311539   DELTONA                    FL       32738      VOLUSIA                   66,400.00    66,321.01     66,321.01
    311540   MADISONVILLE               KY       42431      HOPKINS                   30,000.00    29,737.72     29,737.72
    311542   COLUMBIA                   SC       29206      RICHLAND                  80,750.00    80,686.24     80,686.24
    311544   SEMINARY                   MS       39479      JONES                     25,500.00    25,404.28     25,404.28
    311545   DECATUR                    IL       62522      MACON                     45,000.00    44,906.08     44,906.08
    311546   DETROIT                    MI       48235      WAYNE                     40,000.00    39,823.08     39,823.08
    311547   SALEM                      OH       44460      COLUMBIANA                51,200.00    51,162.91     51,162.91
    311549   YPSILANTI                  MI       48197      WASHTENAW                128,700.00   128,607.80    128,607.80
    311550   COLEMAN                    MI       48618      Midland                   89,000.00    88,920.09     88,920.09
    311551   WHITMIRE                   SC       29178      NEWBERRY                  30,400.00    30,262.51     30,262.51
    311554   LAKEWOOD                   OH       44107      CUYAHOGA                  86,800.00    86,717.81     86,717.81
    311555   WOODSTOCK                  GA       30189      CHEROKEE                  30,900.00    30,757.88     30,757.88
    311556   COATESVILLE                IN       46121      HENDRICKS                 63,750.00    63,710.81     63,710.81
    311557   NASHVILLE                  TN       37207      DAVIDSON                  53,550.00    53,484.38     53,484.38
    311558   BROWNSVILLE                KY       42210      EDMONSON                  48,875.00    48,857.50     48,857.50
    311559   KANNAPOLIS                 NC       28081      CABARRUS                  48,000.00    47,969.85     47,969.85
    311561   YORK                       SC       29745      YORK                      35,000.00    34,974.89     34,974.89
    311562   CORDOVA                    SC       29039      ORANGEBURG                15,120.00    14,996.15     14,996.15
    311565   BALTIMORE                  MD       21230      BALTIMORE CITY            80,000.00    79,952.95     79,952.95
    311566   ROCK HILL                  SC       29732      YORK                      68,800.00    68,749.48     68,749.48
    311567   ROCK HILL                  SC       29730      YORK                      85,850.00    85,642.74     85,642.74
    311569   EAST POINT                 GA       30331      Fulton                    70,400.00    70,383.91     70,383.91
    311574   EASTOVER                   SC       29044      RICHLAND                  50,000.00    49,980.76     49,980.76
    311576   MAPLE HEIGHTS              OH       44137      CUYAHOGA                  80,000.00    79,966.01     79,966.01
    311577   HENDERSON                  KY       42420      HENDERSON                 52,200.00    52,061.95     52,061.95
    311578   BLUFF CITY                 TN       37618      SULLIVAN                  46,400.00    46,350.98     46,350.98
    311580   JOHNSON CITY               TN       37601      CARTER                    36,000.00    35,873.78     35,873.78
    311582   NASHVILLE                  TN       37216      DAVIDSON                  67,400.00    67,350.22     67,350.22
    311584   NASHVILLE                  TN       37209      DAVIDSON                  32,800.00    32,778.27     32,778.27
    311585   NASHVILLE                  TN       37216      DAVIDSON                  39,200.00    39,174.04     39,174.04
    311586   COLUMBIA                   TN       38401      MAURY                     53,200.00    53,168.43     53,168.43
    311588   CHICAGO                    IL       60619      COOK                      74,400.00    74,352.35     74,352.35
    311589   SHARPSBURG                 NC       27878      NASH                      49,200.00    49,144.55     49,144.55


   LOAN NO      P&I       RATE         ORIG TERM        CLTV
-----------  ---------  ---------  -----------------  ---------
    311468      743.40    10.8500            360         0.6371
    311469      826.96    13.5400            360         0.8000
    311472    1,542.19    12.5000            180         0.8500
    311474      168.14    14.0400            180         0.8079
    311475      202.19    14.2400            180         0.5357
    311477      615.01    10.7000            360         0.9000
    311478      866.51     9.8500            180         0.8000
    311479      376.25    11.1900            240         0.4390
    311480    1,371.35    11.0000            360         0.9000
    311482      498.73    10.8500            180         0.7681
    311483    2,283.05    12.3200            180         0.8500
    311484      319.75    13.0000            180         0.7500
    311485      478.35    12.0500            180         0.7500
    311486      365.02     9.4500            360         0.5383
    311487      301.29    11.3500            180         0.8100
    311488      547.18    11.3500            180         0.8600
    311489    1,537.97    13.4000            180         0.8000
    311490      592.35    10.2000            180         0.6124
    311493      837.22    11.5900            360         0.7996
    311496      768.32    13.4900            180         0.8391
    311497      669.06    10.8500            180         0.8365
    311498    1,011.39     9.3000            360         0.9000
    311499    1,355.12    10.4500            180         0.8490
    311502    1,021.38    12.4500            180         0.8500
    311503      918.20     9.1000            180         0.6923
    311506    1,671.58    11.7500            360         0.9000
    311508      464.04    10.2000            180         0.7647
    311510    1,014.40    12.6900            180         0.7500
    311514      301.64    10.0500            240         0.5990
    311515      326.07    11.6700            180         0.6500
    311516      187.43    10.9900            180         0.7500
    311517      399.35     9.4500            360         0.8224
    311518      458.11     9.7000            180         0.8500
    311520      963.78    10.2000            360         0.8000
    311522      214.92    10.0000            180         0.1835
    311524      231.72    12.3500            180         0.8498
    311525      411.14    11.9900            180         0.4706
    311526      686.40    11.7500            180         0.7907
    311527      986.48    11.4500            180         0.7874
    311528      674.41    10.9500            180         0.8500
    311529      859.32    10.8000            360         0.7400
    311532    1,260.20    10.7500            360         0.9000
    311534      518.52    12.3000            360         0.8500
    311535      219.00     9.7000            180         0.8000
    311536      858.78    12.5800            360         0.3970
    311539      609.87    10.5500            360         0.8000
    311540      430.24    11.9900            120         0.7500
    311542      741.67    10.5500            180         0.8500
    311544      318.12    12.7300            180         0.6375
    311545      489.23    11.8000            240         0.6818
    311546      454.39    10.9900            180         0.7921
    311547      485.66    10.9500            360         0.8000
    311549    1,225.64    11.0000            360         0.9000
    311550      777.75     9.9500            360         0.8091
    311551      340.77    10.7500            180         0.8000
    311554      742.56     9.7000            360         0.8000
    311555      353.15    11.1000            180         0.8500
    311556      641.06    11.7000            360         0.8500
    311557      540.95    11.7600            180         0.8500
    311558      582.98    14.1000            180         0.8500
    311559      486.36    11.8000            360         0.8000
    311561      383.07    12.8500            180         0.7000
    311562      226.65    13.1000            120         0.4447
    311565      816.74    11.9000            180         0.6905
    311566      691.84    11.7000            180         0.8000
    311567      868.67    10.7000            240         0.8500
    311569      778.76    13.0000            180         0.8000
    311574      462.99    10.6500            360         0.7353
    311576      906.90    13.3500            180         0.9412
    311577      503.74    10.0000            240         0.9000
    311578      445.39    11.1000            180         0.7864
    311580      465.96    13.4400            180         0.8000
    311582      634.75    10.8600            360         0.8220
    311584      321.32    11.3600            360         0.8000
    311585      384.01    11.3600            360         0.7396
    311586      541.50    11.8600            360         0.7000
    311588      843.41    13.3500            180         0.8000
    311589      461.12    10.8000            360         0.8000

                         EQUIVANTAGE--1997-1 LOAN LIST

                                                                                   NOTE       FIRST     MATURITY     NEXT PMT
  LOAN NO        REM TERM           AM TERM         SALES PRICE      APPR VAL      DATE        PMT        DATE         DATE
-----------  -----------------  ---------------  -----------------  -----------  ---------  ---------  -----------  -----------
    311468             357               360              0.00       124000.00   13-Nov-96  15-Dec-96   15-Nov-26    15-Mar-97
    311469             358               360              0.00        90000.00   11-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311472             178               360              0.00       170000.00   18-Nov-96  15-Dec-96   15-Nov-11    15-Feb-97
    311474             178               180              0.00        65000.00   13-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311475             178               180              0.00        28000.00   13-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311477             358               360              0.00        73500.00   12-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311478             177               360              0.00       125000.00   12-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311479             238               240              0.00        82000.00   02-Dec-96  15-Jan-97   15-Dec-16    15-Mar-97
    311480             358               360              0.00       160000.00   11-Nov-96  15-Dec-96   15-Nov-26    16-Feb-97
    311482             177               360              0.00        69000.00   11-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311483             178               360              0.00       255000.00   12-Nov-96  15-Dec-96   15-Nov-11    15-Feb-97
    311484             177               180              0.00       128000.00   13-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311485             178               180              0.00        53000.00   15-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311486             357               360              0.00        81000.00   15-Nov-96  15-Dec-96   15-Nov-26    15-Mar-97
    311487             177               360              0.00        38000.00   12-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311488             177               360              0.00        65000.00   12-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311489             178               360              0.00       169000.00   22-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311490             178               180              0.00        89000.00   13-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311493             357               360              0.00       105000.00   13-Nov-96  15-Dec-96   15-Nov-26    15-Mar-97
    311496             178               360              0.00        80000.00   14-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311497             178               360              0.00        85000.00   13-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311498             358               360              0.00       135000.00   14-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311499             178               360              0.00       175200.00   14-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311502             177               360              0.00       113000.00   19-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311503             178               180              0.00       130000.00   14-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311506             358               360              0.00       184000.00   27-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311508             178               360              0.00        68000.00   18-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311510             178               360              0.00       125000.00   21-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311514             238               240              0.00        52000.00   14-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311515             179               360              0.00        50000.00   14-Nov-96  15-Dec-96   15-Nov-11    15-Jan-97
    311516             178               180              0.00        22000.00   15-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311517             358               360              0.00        58000.00   21-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311518             178               360              0.00        63000.00   15-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311520             358               360              0.00       135000.00   15-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311522             177               180              0.00       109000.00   20-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311524             178               180              0.00        85000.00   18-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311525             177               360              0.00        85000.00   14-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311526             177               360              0.00        86000.00   15-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311527             178               360              0.00       127000.00   15-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311528             178               180              0.00        70000.00   14-Nov-96  15-Jan-97   15-Dec-11    15-Mar-97
    311529             358               360         123900.00       123900.00   15-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311532             358               360              0.00       150000.00   18-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311534             358               360              0.00        58000.00   18-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311535             179               360              0.00        32000.00   19-Nov-96  01-Jan-97   01-Dec-11    01-Feb-97
    311536             358               360              0.00       201500.00   15-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311539             357               360              0.00        83000.00   20-Nov-96  15-Dec-96   15-Nov-26    15-Mar-97
    311540             118               120              0.00        40000.00   15-Nov-96  01-Jan-97   01-Dec-06    01-Mar-97
    311542             178               360              0.00        95000.00   19-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311544             178               180              0.00        40000.00   22-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311545             238               240              0.00        66000.00   18-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311546             178               180              0.00        50500.00   18-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311547             358               360              0.00        64000.00   18-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311549             358               360              0.00       143000.00   19-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311550             358               360              0.00       110000.00   19-Nov-96  15-Dec-96   15-Nov-26    15-Feb-97
    311551             178               180              0.00        38000.00   18-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311554             358               360         108500.00       108500.00   19-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311555             178               180              0.00       110000.00   15-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311556             358               360              0.00        75000.00   15-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311557             178               360              0.00        63000.00   18-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311558             178               360              0.00        57500.00   15-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311559             358               360              0.00        60000.00   18-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311561             177               360              0.00        50000.00   18-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311562             118               120              0.00        34000.00   18-Nov-96  01-Jan-97   01-Dec-06    01-Mar-97
    311565             178               360              0.00       115850.00   20-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311566             178               360              0.00        86000.00   18-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311567             238               240              0.00       101000.00   18-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311569             179               360              0.00        88000.00   13-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    311574             359               360              0.00        68000.00   18-Nov-96  01-Jan-97   01-Dec-26    01-Feb-97
    311576             178               360              0.00        85000.00   19-Nov-96  15-Jan-97   15-Dec-11    15-Mar-97
    311577             238               240              0.00        58000.00   19-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311578             177               360              0.00        59000.00   20-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311580             178               180              0.00        45000.00   20-Nov-96  15-Jan-97   15-Dec-11    15-Mar-97
    311582             358               360              0.00        82000.00   19-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311584             358               360              0.00        41000.00   19-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311585             358               360              0.00        53000.00   19-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311586             358               360              0.00        76000.00   19-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311588             177               360              0.00        93000.00   20-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311589             357               360              0.00        61500.00   19-Nov-96  15-Dec-96   15-Nov-26    15-Mar-97

              NEXT PMT
  LOAN NO    AS OF 03/01      PROPTYPE           UNITS           OCCUP          LIEN        LIEN BAL          PURPOSE
-----------  -----------  -----------------  -------------  ---------------     -----     -------------  -----------------
    311468    15-Mar-97               1                1               1             18             0                3
    311469    01-Mar-97               1                1               1             18             0                3
    311472    15-Feb-97               1                1               1             18             0                3
    311474    01-Mar-97               1                1               1             38         40723                3
    311475    01-Mar-97               1                1               1             18             0                3
    311477    01-Mar-97               1                1               1             18             0                3
    311478    15-Mar-97               1                1               1             18             0                3
    311479    15-Mar-97               1                1               3             18             0                3
    311480    15-Feb-97               1                1               1             18             0                4
    311482    15-Mar-97               1                1               1             18             0                4
    311483    15-Feb-97               1                1               1             18             0                2
    311484    15-Mar-97               5                2               1             38         70728                3
    311485    01-Mar-97               8                1               1             18             0                4
    311486    15-Mar-97               1                1               1             18             0                3
    311487    15-Mar-97               1                1               3             18             0                3
    311488    15-Mar-97               8                1               1             18             0                2
    311489    01-Mar-97               1                1               1             18             0                3
    311490    01-Mar-97               1                1               1             18             0                3
    311493    15-Mar-97               1                1               1             18             0                3
    311496    01-Mar-97               1                1               1             18             0                4
    311497    01-Mar-97               1                1               1             18             0                3
    311498    01-Mar-97               1                1               1             18             0                4
    311499    01-Mar-97               1                1               1             18             0                3
    311502    15-Mar-97               1                1               1             18             0                3
    311503    01-Mar-97               1                1               1             18             0                2
    311506    01-Mar-97               1                1               1             18             0                3
    311508    01-Mar-97               1                1               3             18             0                3
    311510    01-Mar-97               5                2               1             18             0                4
    311514    01-Mar-97               1                1               1             18             0                3
    311515    15-Jan-97               1                1               3             18             0                4
    311516    01-Mar-97               1                1               1             18             0                3
    311517    01-Mar-97               1                1               1             18             0                2
    311518    01-Mar-97               1                1               1             18             0                3
    311520    01-Mar-97               1                1               1             18             0                3
    311522    15-Mar-97               1                1               1             18             0                3
    311524    01-Mar-97               1                1               1             38         53282                4
    311525    15-Mar-97               1                1               1             18             0                3
    311526    15-Mar-97               1                1               1             18             0                4
    311527    01-Mar-97               1                1               1             18             0                3
    311528    15-Mar-97               8                1               1             18             0                3
    311529    01-Mar-97               3                1               2             18             0                1
    311532    01-Mar-97               1                1               1             18             0                4
    311534    01-Mar-97               1                1               1             18             0                3
    311535    01-Feb-97               1                1               1             18             0                3
    311536    01-Mar-97               1                3               1             18             0                3
    311539    15-Mar-97               1                1               1             18             0                3
    311540    01-Mar-97               1                1               1             18             0                4
    311542    01-Mar-97               1                1               1             18             0                4
    311544    01-Mar-97               1                1               1             18             0                4
    311545    01-Mar-97               1                1               1             18             0                3
    311546    01-Mar-97               1                1               1             18             0                3
    311547    01-Mar-97               1                1               1             18             0                3
    311549    01-Mar-97               1                1               1             18             0                3
    311550    15-Feb-97               8                1               1             18             0                2
    311551    01-Mar-97               1                1               1             18             0                3
    311554    01-Mar-97               1                1               1             18             0                1
    311555    01-Mar-97               1                1               1             38         62597                3
    311556    01-Mar-97               1                1               1             18             0                3
    311557    01-Mar-97               1                1               1             18             0                4
    311558    01-Mar-97               1                1               1             18             0                4
    311559    01-Mar-97               1                1               1             18             0                3
    311561    15-Mar-97               1                1               1             18             0                3
    311562    01-Mar-97               1                1               1             18             0                3
    311565    01-Mar-97               2                1               3             18             0                3
    311566    01-Mar-97               1                1               1             18             0                2
    311567    01-Mar-97               1                1               1             18             0                2
    311569    01-Mar-97               1                1               1             18             0                3
    311574    01-Feb-97               1                1               1             18             0                3
    311576    15-Mar-97               1                1               1             18             0                4
    311577    01-Mar-97               1                1               1             18             0                4
    311578    15-Mar-97               1                1               1             18             0                3
    311580    15-Mar-97               1                1               1             18             0                3
    311582    01-Mar-97               1                1               1             18             0                2
    311584    01-Mar-97               1                1               3             18             0                3
    311585    01-Mar-97               1                1               3             18             0                3
    311586    01-Mar-97               5                2               3             18             0                3
    311588    15-Mar-97               1                1               1             18             0                3
    311589    15-Mar-97               8                1               1             18             0                4

                            BNK RUP                                                 NEXT INT       PERIODIC         LIFE
   LOAN NO       GRADE      DISCHARGE        SECT 32         MARGIN        INDEX      CHANGE           CAP            CAP
 -----------  -----------  ------------  ---------------  -------------  ---------  -----------  ---------------     -----

    311468            B        --                  F               0                   --                  0              0
    311469            B     29-Oct-95              F               0                   --                  0              0
    311472            B        --                  F               0                   --                  0              0
    311474            B     27-Jan-94              T               0                   --                  0              0
    311475            C        --                  T               0                   --                  0              0
    311477            A     01-Sep-89              F               0                   --                  0              0
    311478            A        --                  F               0                   --                  0              0
    311479            A        --                  F               0                   --                  0              0
    311480            A     01-Dec-88              F            6.75    6MOLIB      15-Nov-98            1.5              7
    311482            A        --                  F               0                   --                  0              0
    311483            B        --                  F               0                   --                  0              0
    311484            C        --                  F               0                   --                  0              0
    311485            A        --                  F               0                   --                  0              0
    311486            A        --                  F               0                   --                  0              0
    311487            A     01-Dec-88              F               0                   --                  0              0
    311488            A     01-Dec-88              F               0                   --                  0              0
    311489            C        --                  F               0                   --                  0              0
    311490            A        --                  F               0                   --                  0              0
    311493            B     01-Nov-89              F               0                   --                  0              0
    311496            B        --                  F               0                   --                  0              0
    311497            A        --                  F               0                   --                  0              0
    311498           A+        --                  F               0                   --                  0              0
    311499            A     06-Mar-91              F               0                   --                  0              0
    311502            B        --                  F               0                   --                  0              0
    311503            A        --                  F               0                   --                  0              0
    311506            A        --                  F             7.5    6MLIB       01-Dec-98            1.5              7
    311508            A        --                  F               0                   --                  0              0
    311510            B     19-Dec-91              F               0                   --                  0              0
    311514            A        --                  F               0                   --                  0              0
    311515            A        --                  F               0                   --                  0              0
    311516            B        --                  F               0                   --                  0              0
    311517           A+        --                  F               0                   --                  0              0
    311518            A     01-Sep-91              F               0                   --                  0              0
    311520            A        --                  F               0                   --                  0              0
    311522            A        --                  F               0                   --                  0              0
    311524            A        --                  F               0                   --                  0              0
    311525            C        --                  F               0                   --                  0              0
    311526            B        --                  F               0                   --                  0              0
    311527            B        --                  F               0                   --                  0              0
    311528            B     01-Mar-87              F               0                   --                  0              0
    311529            A        --                  F               0                   --                  0              0
    311532            A        --                  F             6.5    6MLIB       01-Dec-98            1.5              7
    311534            A        --                  F               0                   --                  0              0
    311535            A     01-Jun-87              T               0                   --                  0              0
    311536            B        --                  F               0                   --                  0              0
    311539            A        --                  F               0                   --                  0              0
    311540            C     01-Jun-90              F               0                   --                  0              0
    311542            A        --                  F               0                   --                  0              0
    311544            B        --                  T               0                   --                  0              0
    311545            A        --                  F               0                   --                  0              0
    311546            B        --                  F               0                   --                  0              0
    311547            B        --                  F               0                   --                  0              0
    311549            A        --                  F            6.75    6MLIB       01-Dec-98            1.5              7
    311550            A        --                  F               0                   --                  0              0
    311551            A        --                  F               0                   --                  0              0
    311554            A        --                  F               0                   --                  0              0
    311555            A        --                  F               0                   --                  0              0
    311556            B        --                  F               0                   --                  0              0
    311557            A        --                  F               0                   --                  0              0
    311558            B     01-Dec-93              F               0                   --                  0              0
    311559            B        --                  F               0                   --                  0              0
    311561            C        --                  F               0                   --                  0              0
    311562            C     01-Mar-94              F               0                   --                  0              0
    311565            B        --                  F               0                   --                  0              0
    311566            B        --                  F               0                   --                  0              0
    311567            A        --                  F               0                   --                  0              0
    311569            C        --                  F               0                   --                  0              0
    311574            A        --                  F               0                   --                  0              0
    311576            C        --                  F               0                   --                  0              0
    311577            A        --                  F               0                   --                  0              0
    311578            A        --                  F               0                   --                  0              0
    311580            B     01-Nov-95              F               0                   --                  0              0
    311582            A        --                  F               0                   --                  0              0
    311584            A        --                  F               0                   --                  0              0
    311585            A        --                  F               0                   --                  0              0
    311586            A        --                  F               0                   --                  0              0
    311588            C        --                  F               0                   --                  0              0
    311589            A        --                  F               0                   --                  0              0


                         EQUIVANTAGE--1997-1 LOAN LIST

                                                 PRE PMT
  LOAN NO         FLOOR          CEILING           PEN             DOC LEVEL
-----------  ---------------  -------------  ---------------  -------------------
    311468          0                   0                              F
    311469          0                   0                              F
    311472          0                   0                              F
    311474          0                   0                              F
    311475          0                   0                              F
    311477          0                   0           P                  F
    311478          0                   0           P                  F
    311479          0                   0                              F
    311480          0                  18           P                  F
    311482          0                   0                              F
    311483          0                   0                              F
    311484          0                   0                              F
    311485          0                   0                              F
    311486          0                   0           P                  F
    311487          0                   0                              F
    311488          0                   0                              F
    311489          0                   0                              F
    311490          0                   0                              F
    311493          0                   0           P                  F
    311496          0                   0                              F
    311497          0                   0                              F
    311498          0                   0           P                  F
    311499          0                   0           P                  F
    311502          0                   0                              F
    311503          0                   0                              F
    311506          0               18.75                              F
    311508          0                   0           P                  F
    311510          0                   0                              F
    311514          0                   0                              F
    311515          0                   0           P                  F
    311516          0                   0           P                  F
    311517          0                   0           P                  F
    311518          0                   0           P                  F
    311520          0                   0                              F
    311522          0                   0                              F
    311524          0                   0           P                  F
    311525          0                   0                              F
    311526          0                   0           P                  F
    311527          0                   0           P                  F
    311528          0                   0                              F
    311529          0                   0                              F
    311532          0               17.75           P                  F
    311534          0                   0           P                  F
    311535          0                   0                              F
    311536          0                   0           P                  F
    311539          0                   0           P                  F
    311540          0                   0           P                  F
    311542          0                   0                              F
    311544          0                   0                              F
    311545          0                   0                              F
    311546          0                   0           P                  F
    311547          0                   0           P                  F
    311549          0                  18           P                  F
    311550          0                   0           P                  F
    311551          0                   0                              F
    311554          0                   0           P                  F
    311555          0                   0           P                  F
    311556          0                   0           P                  F
    311557          0                   0                              F
    311558          0                   0           P                  F
    311559          0                   0                              F
    311561          0                   0                              F
    311562          0                   0                              F
    311565          0                   0                              F
    311566          0                   0                              F
    311567          0                   0                              F
    311569          0                   0                              F
    311574          0                   0                              F
    311576          0                   0           P                  F
    311577          0                   0           P                  F
    311578          0                   0                              F
    311580          0                   0                              F
    311582          0                   0                              F
    311584          0                   0                              F
    311585          0                   0                              F
    311586          0                   0                              F
    311588          0                   0                              F
    311589          0                   0                              F

                         EQUIVANTAGE--1997-1 LOAN LIST

   LOAN NO      TYPE          LASTNAME           FIRSTNAME                           ADDRESS
-----------  ----------  ------------------  ------------------  ------------------------------------------------

    311592   FR          RHODES              PHILLIP             1109 JACKSON STREET
    311594   FR          HENDON              APRIL P             258 ARAGON ROAD
    311595   FR          SCURLOCK            LOYMAN J            217 A ADAMS STREET
    311596   FR          MARKER              PAUL L              312E SYCAMORE ST
    311597   FR          DAVIS               BELINDA             9283 PETOSKEY
    311598   FR          CAMPBELL            GARY                106 VICTORIA COURT
    311599   FR          LEWIS               VERA                108 PINE STREET
    311602   FR          REINHART            MICHAEL C           306 EATON AVENUE
    311603   FR          MILES               JANNIE B            741N HOMAN AVE
    311604   FR          COUGHLIN            MICHAEL R           785 STARK STREET
    311605   FR          PARKER              LULA M              2225 DESLONDE STREET
    311606   FR          BOLDEN              WILLIE L            1021 NEELY FERRY ROA
    311607   BLLN        LYNCH               JANIE P             2518 COVE CREEK ROAD
    311609   FR          DURRETT             DENNIS M            229 CARNEGIE AVENUE
    311610   BLLN        WILKERSON           BARBARA             14616 SOUTH MYRTLE
    311615   FR          TEMPLET             GARY J.             13390 J B TEMPLET
    311617   FR          V BISHOP            JACQUELIN           11055 TEACHOUT ROAD
    311619   BLLN        FAIL                JOHN W              114 HENDERSON LANE
    311620   FR          ALMON, JR           WOODROW             4412 RUSTIC WOODS DR
    311621   BLLN        BERGMAN             GARY E              3045 CIMARRON TRAIL
    311622   FR          MIDDLETON           RUBY T              5406 SALTERS HILL RD
    311626   BLLN        JOHNSON             TIMMY D             109 OAK LANE
    311627   BLLN        OLIVER              MARK A              714 PORTER ROAD
    311628   FR          CROTHERS            WILLIAM D           3N 31 TIMBERLINE R
    311629   FR          HURLESS             ROBERT L            125 BROOKLYN AVENUE
    311630   BLLN        VROMAN              FRANK A             34648 SHERIDAN
    311632   FR          KISER               JOHN R              5624 INDIAN BROOK DR
    311636   FR          WATTS               JACK D              913 HICKORY HILL DR
    311637   FR          GLEPKO              THOMAS J            12318 CARRINGTON AVE
    311639   FR          WALLACE JR          EDWARD              1005 BRIARWOOD DRIVE
    311642   FR          ALEXANDER           ELLEN A             11131 SE 166TH PLACE
    311644   BLLN        DUNN                RAMONA              1627 COLLINS ROAD
    311645   BLLN        HENDERSON           HELEN M             91 WAYNESBURG RD
    311646   FR          STYNDL              DALE P              329-31W JACKSON ST
    311647   FR          BELL, JR            JOHN W.             1299 BENTEEN WAY SE
    311649   FR          LANGSTON            LESTER D.           6335 NORTH FREE ROAD
    311650   BLLN        MANUEL              RUSSELL P           6349S BAYOU BLACK DR
    311652   FR          CRAWFORD JR         JAMIE R             14 PEEKSVILLE ROAD
    311654   BLLN        HARRISON            JULIE L             3421 OAK KNOLL DRIVE
    311655   FR          RUSHLOW             BARBARA             104 AUBURN
    311656   FR          BLAIR               JANNET R            320N PARK AVE
    311657   FR          LUSK                DONALD T            1025 BAYFIELD
    311659   FR          E NEIL              BARBARA             2575 77 SOUTH 6TH ST
    311662   FR          HATCHER             ELLEN J             932 SILVERDENE PL
    311665   FR          AUSTIN              RHONDA V            148 WEST 155TH PLAC
    311666   FR          KREBS               HAROLD L            1339 SARGEANT STREET
    311667   BLLN        LARRY               CATHERINE           802S 3RD AVE
    311668   FR          ALLING              ANDREW F            1072 HAMPTON
    311669   FR          TATE                LURA L              1100 DOUGLAS AVE S
    311670   BLLN        SPENCER             KELVIN              3574 BINKLEY ROAD
    311671   BLLN        CAMPEAU             STEPHEN E           6909 FOX LANE
    311676   BLLN        HOWARD              DORIS M             153 PRESTON STREET
    311677   FR          BAKER               THOMAS J            860 FAIRWAY DRIVE
    311679   FR          BURNS               LLOYD C             157 COUNTY ROAD
    311684   FR          WARSTLER            GUY                 308 NORTH MAIN STRE
    311685   BLLN        LAMBERT             DOUGLAS A           25319 STATE ROUTE 772
    311686   FR          DUNKER              VICKIE A            5707 MENDOTA DRIVE
    311687   BLLN        GRANBERRY           SANDRA F            394 THIRD STREET
    311689   FR          RODRIGUEZ           JUAN                2630 NORTH PARKSIDE
    311695   BLLN        MCCOY               EDWARD K            RT 3W BOX 433 VINEYAR
    311696   FR          SCICLUNA            GEORGE J            5065 NORTHLAWN
    311697   FR          SMITH               HALLET P            1045 BELLE TERRE
    311699   FR          RIVERS              LOVURN B            4535 POST STREET
    311703   BLLN        EDER                DENISE R            10345 ASHTON CIRCLE
    311704   FR          PISANI              TONY D              222 LESLIE STREET
    311706   BLLN        TAYLOR              DELLA M             131 TAYLOR ROAD
    311707   FR          DESSELLE            EDWIN H.            2178 WEST BRYANT ROA
    311708   FR          TOUVELL SR          WILLIAM E           1223 PUTNAM AVENUE
    311709   FR          STITTS              MELVIN D            4710 JAMERSON FRST C
    311713   BLLN        L STOUT JR          LAWRENCE            3274SELINCOLN ST
    311714   FR          HUMES               ROSALIND            13994 RUTLAND
    311715   BLLN        MOODY               ERNEST C            8 BELLE FRST AVE
    311716   FR          JACKSON             HOUSTON L           340 EWING DRIVE
    311717   FR          CONEY               DOROTHY A           215 WEST DRIVE
    311719   FR          HENSON              IRENE               8631 LAKEWOOD HWY
    311720   FR          JENKINS             JESSE               15530 JENKINS ROAD
    311721   FR          REYNOLDS            MICHAEL G           1496 DOOLEY TOWN DR
    311722   ARM2-28     STAKER              JAMES A             10684N ALPINE HIGHWAY

   LOAN NO           CITY              STATE        ZIP             COUNTY            ORIG BAL       UPB     UPB AS OF 03/01
-----------  ---------------------  -----------  ---------  -----------------------  -----------  ---------  ---------------
    311592   CINCINNATI                 OH       45215      HAMILTON                  52,000.00   51,946.31      51,946.31
    311594   MONTEGUT                   LA       70377      TERREBONNE                32,250.00   32,182.23      32,182.23
    311595   RACELAND                   LA       70394      LAFOURCHE                 29,032.00   28,936.66      28,936.66
    311596   MIAMISBURG                 OH       45342      MONTGOMERY                55,250.00   55,129.18      55,129.18
    311597   DETROIT                    MI       48204      WAYNE                      7,800.00    7,732.80       7,732.80
    311598   FRANKLIN                   TN       37064      Williamson                39,249.00   39,085.03      39,085.03
    311599   SALUDA                     SC       29138      SALUDA                    44,690.00   44,675.08      44,675.08
    311602   ROMEOVILLE                 IL       60446      WILL                     102,600.00   102,077.35    102,077.35
    311603   CHICAGO                    IL       60624      COOK                      52,000.00   51,958.15      51,958.15
    311604   SHEFFIELD LAKE             OH       44054      LORAIN                    40,000.00   39,809.69      39,809.69
    311605   NEW ORLEANS                LA       70117      ORLEANS                   25,000.00   24,907.94      24,907.94
    311606   SIMPSONVILLE               SC       29681      GREENVILLE                92,000.00   91,582.01      91,582.01
    311607   GASTONIA                   NC       28056      Gaston                   107,100.00   107,044.27    107,044.27
    311609   YOUNGSTOWN                 OH       44515      Mahoning                  47,200.00   47,165.82      47,165.82
    311610   HARVEY                     IL       60426      COOK                      53,300.00   53,284.24      53,284.24
    311615   GONZALES                   LA       70737      ASCENSION                102,000.00   101,923.29    101,923.29
    311617   COLORADO SPRINGS           CO       80908      EL PASO                  113,000.00   112,900.51    112,900.51
    311619   LAURENS                    SC       29360      LAURENS                   57,970.00   57,937.59      57,937.59
    311620   STONE MOUNTAIN             GA       30083      DE KALB                   78,400.00   78,351.72      78,351.72
    311621   MURFREESBORO               TN       37129      RUTHERFORD                68,000.00   67,987.90      67,987.90
    311622   HOLLYWOOD                  SC       29449      CHARLESTON                22,000.00   21,714.21      21,714.21
    311626   KINGSTON                   TN       37763      ROANE                     84,000.00   83,972.26      83,972.26
    311627   BIDWELL                    OH       45614      GALLIA                    30,000.00   29,979.65      29,979.65
    311628   WEST CHICAGO               IL       60185      DUPAGE                    24,375.00   24,302.07      24,302.07
    311629   CANTON                     OH       44710      STARK                     66,600.00   66,533.53      66,533.53
    311630   WESTLAND                   MI       48185      WAYNE                     66,700.00   66,624.17      66,624.17
    311632   MATTHEWS                   NC       28105      UNION                     22,500.00   22,381.71      22,381.71
    311636   NICHOLASVILLE              KY       40356      JESSAMINE                 24,400.00   24,353.58      24,353.58
    311637   CLEVELAND                  OH       44135      CUYAHOGA                  48,450.00   48,438.49      48,438.49
    311639   DALLAS                     NC       28034      GASTON                    49,300.00   49,183.28      49,183.28
    311642   RENTON                     WA       98055      KING                      20,000.00   19,791.56      19,791.56
    311644   VANLEER                    TN       37181      DICKSON                   17,000.00   16,991.73      16,991.73
    311645   CARROLLTON                 OH       44615      CARROLL                   51,500.00   51,457.34      51,457.34
    311646   PAINESVILLE                OH       44077      LAKE                      55,600.00   55,555.13      55,555.13
    311647   ATLANTA                    GA       30315      FULTON                    52,000.00   51,945.67      51,945.67
    311649   PIQUA                      OH       45356      MIAMI                     29,000.00   28,751.59      28,751.59
    311650   GIBSON                     LA       70356      TERREBONNE                76,500.00   76,396.34      76,396.34
    311652   LOCUST GROVE               GA       30248      HENRY                     49,600.00   49,567.71      49,567.71
    311654   BRIGHTON                   MI       48116      LIVINGSTON                50,000.00   49,974.85      49,962.08
    311655   INKSTER                    MI       48141      WAYNE                     53,550.00   53,528.94      53,528.94
    311656   ALLIANCE                   OH       44601      STARK                     42,500.00   42,474.73      42,474.73
    311657   LAKE ORION                 MI       48382      OAKLAND                   96,700.00   96,643.01      96,643.01
    311659   COLUMBUS                   OH       43207      FRANKLIN                  32,000.00   31,870.40      31,870.40
    311662   NASHVILLE                  TN       37206      DAVIDSON                  69,150.00   69,092.37      69,092.37
    311665   HARVEY                     IL       60426      COOK                      60,000.00   59,960.09      59,960.09
    311666   BALTIMORE                  MD       21223      BALTIMORE CITY            32,000.00   31,916.57      31,916.57
    311667   MAYWOOD                    IL       60153      COOK                      85,000.00   84,923.67      84,923.67
    311668   LYMAN                      SC       29365      SPARTANBURG               53,125.00   52,996.73      52,996.73
    311669   NASHVILLE                  TN       37204      DAVIDSON                  84,100.00   83,996.65      83,996.65
    311670   JOELTON                    TN       37080      DAVIDSON                  76,800.00   76,765.66      76,765.66
    311671   WATERFORD                  MI       48327      OAKLAND                  126,500.00   126,409.21    126,409.21
    311676   JACKSON                    TN       38301      MADISON                   26,250.00   26,222.59      26,222.59
    311677   LONGS                      SC       29568      HORRY                     42,835.00   42,662.49      42,662.49
    311679   ATHENS                     TN       37303      MCMINN                    48,000.00   47,776.83      47,776.83
    311684   NAVARRE                    OH       44662      STARK                     64,000.00   63,940.68      63,940.68
    311685   WAVERLY                    OH       45690      PIKE                     101,250.00   101,196.13    101,196.13
    311686   KOKOMO                     IN       46902      HOWARD                    48,800.00   48,449.84      48,449.84
    311687   PONTIAC                    MI       48322      OAKLAND                   71,680.00   71,609.85      71,609.85
    311689   CHICAGO                    IL       60639      COOK                      32,000.00   31,853.27      31,853.27
    311695   HAYESVILLE                 NC       28904      CLAY                      43,400.00   43,382.56      43,382.56
    311696   STERLING HEIGHTS           MI       48310      MACOMB                   124,000.00   122,073.96    122,073.96
    311697   ST. MARTINVILLE            LA       70582      ST. MARTIN                44,000.00   43,976.18      43,976.18
    311699   JACKSONVILLE               FL       32205      DUVAL                     21,450.00   21,322.92      21,322.92
    311703   WILSONVILLE                OR       97070      CLACKAMAS                157,250.00   157,108.80    157,108.80
    311704   HOUMA                      LA       70363      TERREBONNE                18,265.00   18,101.66      18,101.66
    311706   JONESBOROUGH               TN       37659      WASHINGTON                84,000.00   83,947.23      83,947.23
    311707   CENTER POINT               LA       71323      AVOYELLES                 22,500.00   22,375.76      22,375.76
    311708   ZANESVILLE                 OH       43701      MUSKINGUM                 25,000.00   24,886.31      24,886.31
    311709   MARIETTA                   GA       30066      COBB                      78,100.00   78,060.59      78,060.59
    311713   PORTLAND                   OR       97214      MULTNOMAH                106,250.00   106,162.19    106,162.19
    311714   DETROIT                    MI       48227      WAYNE                     35,600.00   35,484.07      35,484.07
    311715   NASHVILLE                  TN       37206      Davidson                  54,000.00   53,962.23      53,962.23
    311716   NASHVILLE                  TN       37207      DAVIDSON                 106,250.00   105,778.32    105,778.32
    311717   DUBLIN                     GA       31021      LAURENS                   70,400.00   70,054.91      70,054.91
    311719   MINERAL BLUFF              GA       30559      FANNIN                    54,400.00   54,344.86      54,344.86
    311720   WIMAUMA                    FL       33598      HILLSBOROUGH              68,000.00   67,983.32      67,983.32
    311721   STATHAM                    GA       30666      BARROW                   117,725.00   117,685.13    117,685.13
    311722   HIGHLAND                   UT       84003      UTAH                      89,600.00   89,532.23      89,532.23

   LOAN NO      P&I       RATE         ORIG TERM        CLTV
-----------  ---------  ---------  -----------------  ---------

    311592      559.42    12.6100            360         0.8000
    311594      349.50    11.7500            240         0.7500
    311595      322.51    12.1400            240         0.6311
    311596      587.30    11.4500            240         0.8500
    311597      112.99    12.2400            120         0.5200
    311598      461.00    11.6000            180         0.8456
    311599      435.75    11.3000            360         0.8200
    311602    1,068.28     9.4500            180         0.9000
    311603      477.61    10.5500            360         0.8000
    311604      434.75    10.2000            180         0.7273
    311605      315.16    12.9300            180         0.6757
    311606    1,028.40    10.7000            180         0.7965
    311607    1,138.88    12.4500            180         0.8500
    311609      447.71    10.9500            360         0.8000
    311610      542.10    11.8500            180         0.8200
    311615    1,099.70    12.6400            360         0.8430
    311617      995.83    10.0500            360         0.6807
    311619      686.41    13.9900            180         0.8500
    311620      787.77    11.6900            360         0.8000
    311621      811.10    14.1000            180         0.8000
    311622      318.70    12.2400            120         0.5238
    311626      822.24    11.3500            180         0.7850
    311627      291.38    11.2500            180         0.5455
    311628      276.93    12.5000            240         0.7500
    311629      557.58     9.4500            360         0.9000
    311630      663.07    11.5500            180         0.8497
    311632      258.71    11.2100            180         0.8138
    311636      277.05    12.4900            240         0.7989
    311637      529.52    12.8300            360         0.8500
    311639      503.85    10.8500            240         0.8427
    311642      226.69    10.9500            180         0.7993
    311644      208.85    14.5500            180         0.4250
    311645      464.94    10.3400            180         0.7254
    311646      506.52    10.4500            360         0.8000
    311647      501.11    11.1500            360         0.8000
    311649      421.79    12.3400            120         0.3053
    311650      771.61    11.7400            180         0.8500
    311652      488.92    11.4400            360         0.8000
    311654      537.51    12.6000            180         0.3623
    311655      491.85    10.5500            360         0.8500
    311656      432.26    11.8500            360         0.7589
    311657      986.49    11.8900            360         0.7614
    311659      382.61    11.9300            180         0.7442
    311662      622.23    10.3000            360         0.8753
    311665      586.86    11.3400            360         0.7500
    311666      311.14    10.1100            240         0.6312
    311667      742.80     9.9500            180         0.7589
    311668      537.55    10.7000            240         0.8500
    311669      763.02    10.4000            360         0.8495
    311670      671.14     9.9500            180         0.7178
    311671    1,205.65    11.0100            180         0.7906
    311676      252.96    11.1500            180         0.7500
    311677      513.82    11.9900            180         0.6500
    311679      529.10    10.4500            180         0.8000
    311684      552.21     9.8000            360         0.8000
    311685    1,068.83    12.3500            180         0.7500
    311686      421.06     9.8000            360         0.8000
    311687      707.11    11.4500            180         0.8000
    311689      355.71    10.6000            180         0.7920
    311695      500.18    13.5900            180         0.7000
    311696    1,577.50     9.1000            120         0.8000
    311697      461.75    12.2700            360         0.8000
    311699      260.90    12.2500            180         0.6500
    311703    1,374.17     9.9500            180         0.8500
    311704      257.84    11.6000            120         0.3321
    311706      838.26    11.6000            180         0.7304
    311707      284.53    12.9900            180         0.7500
    311708      279.30    10.6900            180         0.7143
    311709      838.99    12.5900            360         0.8135
    311713      967.94    10.4500            180         0.8500
    311714      478.89    14.2000            180         0.4450
    311715      518.75    11.1100            180         0.7826
    311716    1,204.30    10.9500            180         0.8500
    311717      895.37    13.1000            180         0.8000
    311719      530.02    11.2900            360         0.8000
    311720      735.78    12.6900            360         0.8500
    311721    1,426.63    14.3400            360         0.8500
    311722      836.40    10.7500            360         0.8000

                         EQUIVANTAGE--1997-1 LOAN LIST

                                                                                NOTE       FIRST     MATURITY     NEXT PMT
  LOAN NO        REM TERM           AM TERM       SALES PRICE     APPR VAL      DATE        PMT        DATE         DATE
-----------  -----------------  ---------------  --------------  -----------  ---------  ---------  -----------  -----------

    311592             358               360             0.00      65000.00   19-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311594             238               240             0.00      43000.00   19-Nov-96  15-Dec-96   15-Nov-16    15-Feb-97
    311595             237               240             0.00      46000.00   19-Nov-96  15-Dec-96   15-Nov-16    15-Mar-97
    311596             238               240             0.00      65000.00   06-Jan-97  01-Jan-97   01-Dec-16    01-Mar-97
    311597             118               120             0.00      15000.00   20-Nov-96  01-Jan-97   01-Dec-06    01-Mar-97
    311598             178               180             0.00     160000.00   18-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311599             359               360             0.00      54500.00   26-Nov-96  01-Jan-97   01-Dec-26    01-Feb-97
    311602             178               180             0.00     114000.00   21-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311603             358               360             0.00      65000.00   21-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311604             178               180             0.00      55000.00   19-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311605             178               180             0.00      37000.00   22-Nov-96  15-Jan-97   15-Dec-11    15-Mar-97
    311606             178               180             0.00     115500.00   20-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311607             178               360             0.00     126000.00   20-Nov-96  15-Jan-97   15-Dec-11    15-Mar-97
    311609             358               360             0.00      59000.00   21-Nov-96  15-Dec-96   15-Nov-26    15-Feb-97
    311610             179               360             0.00      65000.00   05-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    311615             357               360             0.00     121000.00   14-Nov-96  15-Dec-96   15-Nov-26    15-Mar-97
    311617             358               360             0.00     166000.00   13-Nov-96  15-Jan-97   15-Dec-26    15-Mar-97
    311619             177               360         68200.00      68200.00   15-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311620             358               360             0.00      98000.00   13-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311621             179               360             0.00      85000.00   13-Nov-96  15-Dec-96   15-Nov-11    15-Jan-97
    311622             117               120             0.00      42000.00   14-Nov-96  15-Dec-96   15-Nov-06    15-Mar-97
    311626             179               360             0.00     107000.00   13-Nov-96  15-Dec-96   15-Nov-11    15-Jan-97
    311627             178               360             0.00      55000.00   13-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311628             237               240             0.00     187000.00   13-Nov-96  15-Dec-96   15-Nov-16    15-Mar-97
    311629             358               360             0.00      74000.00   14-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311630             178               360             0.00      78500.00   15-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311632             178               180             0.00      94000.00   13-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311636             238               240             0.00      72300.00   14-Nov-96  15-Dec-96   15-Nov-16    15-Feb-97
    311637             359               360             0.00      57000.00   14-Nov-96  15-Dec-96   15-Nov-26    15-Jan-97
    311639             238               240             0.00      58500.00   15-Nov-96  15-Dec-96   15-Nov-16    15-Feb-97
    311642             177               180             0.00     130000.00   15-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311644             177               360             0.00      40000.00   14-Nov-96  15-Dec-96   15-Nov-11    15-Mar-97
    311645             178               360             0.00      71000.00   15-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311646             358               360             0.00      69500.00   11-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311647             357               360             0.00      65000.00   14-Nov-96  15-Dec-96   15-Nov-26    15-Mar-97
    311649             118               120             0.00      95000.00   21-Nov-96  01-Jan-97   01-Dec-06    01-Mar-97
    311650             178               360             0.00      90000.00   20-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311652             358               360             0.00      62000.00   20-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311654             178               360             0.00     138000.00   20-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311655             359               360             0.00      63000.00   22-Nov-96  01-Jan-97   01-Dec-26    01-Feb-97
    311656             358               360             0.00      56000.00   20-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311657             358               360             0.00     127000.00   21-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311659             178               180             0.00      43000.00   21-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311662             358               360             0.00      79000.00   19-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311665             358               360             0.00      80000.00   22-Nov-96  15-Jan-97   15-Dec-26    15-Mar-97
    311666             238               240             0.00      50700.00   20-Nov-96  15-Jan-97   15-Dec-16    15-Mar-97
    311667             178               360             0.00     112000.00   22-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311668             238               240             0.00      62500.00   20-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311669             357               360             0.00      99000.00   20-Nov-96  01-Jan-97   01-Dec-26    01-Apr-97
    311670             179               360             0.00     107000.00   22-Nov-96  01-Jan-97   01-Dec-11    01-Feb-97
    311671             178               360             0.00     160000.00   27-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311676             177               360             0.00      35000.00   27-Nov-96  01-Jan-97   01-Dec-11    01-Apr-97
    311677             178               180         65900.00      65900.00   25-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311679             178               180             0.00      60000.00   30-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311684             358               360             0.00      80000.00   22-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311685             178               360             0.00     135000.00   23-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311686             358               360             0.00      61000.00   23-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311687             177               360         89600.00      89600.00   21-Nov-96  01-Jan-97   01-Dec-11    01-Apr-97
    311689             178               180             0.00     130000.00   22-Nov-96  15-Jan-97   15-Dec-11    15-Mar-97
    311695             178               360             0.00      62000.00   22-Nov-96  15-Jan-97   15-Dec-11    15-Mar-97
    311696             117               120             0.00     155000.00   21-Nov-96  01-Jan-97   01-Dec-06    01-Apr-97
    311697             358               360             0.00      55000.00   21-Nov-96  15-Dec-96   15-Nov-26    15-Feb-97
    311699             177               180             0.00      33000.00   22-Nov-96  01-Jan-97   01-Dec-11    01-Apr-97
    311703             178               360             0.00     185000.00   21-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311704             118               120             0.00      55000.00   21-Nov-96  01-Jan-97   01-Dec-06    01-Mar-97
    311706             178               360             0.00     115000.00   21-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311707             177               180             0.00      30000.00   06-Nov-96  11-Dec-96   11-Nov-11    11-Mar-97
    311708             178               180             0.00      35000.00   21-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311709             358               360             0.00      96000.00   22-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311713             178               360             0.00     125000.00   21-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311714             178               180             0.00      80000.00   26-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311715             178               360             0.00      69000.00   21-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311716             178               180             0.00     125000.00   22-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311717             178               180             0.00      88000.00   21-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311719             357               360             0.00      68000.00   21-Nov-96  01-Jan-97   01-Dec-26    01-Apr-97
    311720             359               360             0.00      80000.00   10-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    311721             358               360        138500.00     138500.00   22-Nov-96  15-Dec-96   15-Nov-26    15-Feb-97
    311722             358               360             0.00     112000.00   22-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97

              NEXT PMT
  LOAN NO    AS OF 03/01      PROPTYPE           UNITS           OCCUP          LIEN       LIEN BAL         PURPOSE
-----------  -----------  -----------------  -------------  ---------------     -----     -----------  -----------------
    311592    01-Mar-97               1                1               1             18            0               3
    311594    15-Feb-97               8                1               1             18            0               3
    311595    15-Mar-97               1                1               1             18            0               3
    311596    01-Mar-97               1                1               1             18            0               3
    311597    01-Mar-97               1                1               1             18            0               3
    311598    01-Mar-97               1                1               1             38        96049               3
    311599    01-Feb-97               1                1               1             18            0               2
    311602    01-Mar-97               1                1               1             18            0               4
    311603    01-Mar-97               1                1               1             18            0               3
    311604    01-Mar-97               1                1               3             18            0               3
    311605    15-Mar-97               1                1               1             18            0               3
    311606    01-Mar-97               1                1               1             18            0               3
    311607    15-Mar-97               1                1               1             18            0               3
    311609    15-Feb-97               1                1               1             18            0               3
    311610    01-Mar-97               1                1               1             18            0               4
    311615    15-Mar-97               1                1               1             18            0               2
    311617    15-Mar-97               1                1               1             18            0               3
    311619    15-Mar-97               1                1               1             18            0               1
    311620    01-Mar-97               1                1               1             18            0               3
    311621    15-Jan-97               1                1               1             18            0               4
    311622    15-Mar-97               1                1               1             18            0               3
    311626    15-Jan-97               1                1               1             18            0               3
    311627    01-Mar-97               1                1               1             18            0               3
    311628    15-Mar-97               1                1               1             38       115876               3
    311629    01-Mar-97               1                1               1             18            0               2
    311630    01-Mar-97               1                1               1             18            0               3
    311632    01-Mar-97               1                1               1             38        54000               3
    311636    15-Feb-97               1                1               1             38        33361               3
    311637    15-Jan-97               1                1               1             18            0               4
    311639    15-Feb-97               1                1               1             18            0               4
    311642    15-Mar-97               8                1               1             38        83913               3
    311644    15-Mar-97               1                1               1             18            0               3
    311645    01-Mar-97               1                1               1             18            0               2
    311646    01-Mar-97               1                1               1             18            0               3
    311647    15-Mar-97               1                1               1             18            0               3
    311649    01-Mar-97               1                1               1             18            0               3
    311650    01-Mar-97               1                1               1             18            0               4
    311652    01-Mar-97               1                1               3             18            0               4
    311654    01-Apr-97               1                1               1             18            0               3
    311655    01-Feb-97               1                1               1             18            0               3
    311656    01-Mar-97               1                1               1             18            0               3
    311657    01-Mar-97               1                1               1             18            0               3
    311659    01-Mar-97               5                2               1             18            0               3
    311662    01-Mar-97               1                1               1             18            0               3
    311665    15-Mar-97               1                1               1             18            0               3
    311666    15-Mar-97               2                1               1             18            0               4
    311667    01-Mar-97               1                1               1             18            0               3
    311668    01-Mar-97               1                1               1             18            0               3
    311669    01-Apr-97               1                1               1             18            0               4
    311670    01-Feb-97               1                1               1             18            0               2
    311671    01-Mar-97               4                1               1             18            0               4
    311676    01-Apr-97               1                1               1             18            0               3
    311677    01-Mar-97               3                1               2             18            0               1
    311679    01-Mar-97               8                1               1             18            0               2
    311684    01-Mar-97               1                1               1             18            0               3
    311685    01-Mar-97               1                1               1             18            0               3
    311686    01-Mar-97               1                1               1             18            0               3
    311687    01-Apr-97               1                1               1             18            0               1
    311689    15-Mar-97               1                1               1             38        70961               3
    311695    15-Mar-97               1                1               1             18            0               3
    311696    01-Apr-97               1                1               1             18            0               3
    311697    15-Feb-97               1                1               1             18            0               3
    311699    01-Apr-97               1                1               3             18            0               3
    311703    01-Mar-97               1                1               1             18            0               4
    311704    01-Mar-97               1                1               1             18            0               3
    311706    01-Mar-97               1                1               1             18            0               3
    311707    11-Mar-97               1                1               1             18            0               4
    311708    01-Mar-97               1                1               1             18            0               3
    311709    01-Mar-97               1                1               1             18            0               3
    311713    01-Mar-97               1                1               1             18            0               4
    311714    01-Mar-97               1                1               1             18            0               3
    311715    01-Mar-97               1                1               3             18            0               3
    311716    01-Mar-97               1                1               1             18            0               4
    311717    01-Mar-97               1                1               1             18            0               4
    311719    01-Apr-97               1                1               1             18            0               3
    311720    01-Mar-97               1                1               1             18            0               3
    311721    15-Feb-97               1                1               1             18            0               1
    311722    01-Mar-97               1                1               1             18            0               3

                            BNK RUP                                               NEXT INT       PERIODIC         LIFE
   LOAN NO       GRADE      DISCHARGE       SECT 32        MARGIN        INDEX      CHANGE           CAP            CAP

-----------  -----------  ------------  -------------  -------------  ---------  -----------  ---------------     -----

    311592            B     01-May-92             F              0                   --                  0              0
    311594            A        --                 F              0                   --                  0              0
    311595            B        --                 F              0                   --                  0              0
    311596            A        --                 F              0                   --                  0              0
    311597            C        --                 T              0                   --                  0              0
    311598            B        --                 F              0                   --                  0              0
    311599            B        --                 F              0                   --                  0              0
    311602           A+     13-Aug-92             F              0                   --                  0              0
    311603            A     29-Aug-94             T              0                   --                  0              0
    311604            A     01-Jul-92             F              0                   --                  0              0
    311605            C     22-Feb-95             T              0                   --                  0              0
    311606            A        --                 F              0                   --                  0              0
    311607            B        --                 F              0                   --                  0              0
    311609            B        --                 F              0                   --                  0              0
    311610            B        --                 F              0                   --                  0              0
    311615            B        --                 F              0                   --                  0              0
    311617            B        --                 F              0                   --                  0              0
    311619            B     13-Nov-95             F              0                   --                  0              0
    311620            B        --                 F              0                   --                  0              0
    311621            C     01-Nov-89             F              0                   --                  0              0
    311622            B     26-Jan-94             F              0                   --                  0              0
    311626            B     26-Apr-94             F              0                   --                  0              0
    311627            B     17-Oct-92             F              0                   --                  0              0
    311628            B        --                 F              0                   --                  0              0
    311629           A+     01-Jun-90             F              0                   --                  0              0
    311630            A        --                 F              0                   --                  0              0
    311632            A     01-Sep-90             F              0                   --                  0              0
    311636            B     05-Dec-95             F              0                   --                  0              0
    311637            B        --                 F              0                   --                  0              0
    311639            A        --                 F              0                   --                  0              0
    311642            A        --                 F              0                   --                  0              0
    311644            C        --                 F              0                   --                  0              0
    311645            A        --                 F              0                   --                  0              0
    311646            A        --                 F              0                   --                  0              0
    311647            A     23-Dec-91             F              0                   --                  0              0
    311649            B        --                 F              0                   --                  0              0
    311650            B        --                 F              0                   --                  0              0
    311652            A        --                 F              0                   --                  0              0
    311654            C        --                 F              0                   --                  0              0
    311655            A        --                 F              0                   --                  0              0
    311656            B     30-Apr-91             F              0                   --                  0              0
    311657            B        --                 F              0                   --                  0              0
    311659            B        --                 T              0                   --                  0              0
    311662            A        --                 F              0                   --                  0              0
    311665            B        --                 T              0                   --                  0              0
    311666            A        --                 F              0                   --                  0              0
    311667            A        --                 F              0                   --                  0              0
    311668            A        --                 F              0                   --                  0              0
    311669            A        --                 F              0                   --                  0              0
    311670            A        --                 F              0                   --                  0              0
    311671            A        --                 F              0                   --                  0              0
    311676            A        --                 F              0                   --                  0              0
    311677            B        --                 F              0                   --                  0              0
    311679            A        --                 F              0                   --                  0              0
    311684            A        --                 F              0                   --                  0              0
    311685            C        --                 F              0                   --                  0              0
    311686            A        --                 F              0                   --                  0              0
    311687            B        --                 F              0                   --                  0              0
    311689            A        --                 F              0                   --                  0              0
    311695            C        --                 F              0                   --                  0              0
    311696            A        --                 F              0                   --                  0              0
    311697            B        --                 F              0                   --                  0              0
    311699            A        --                 F              0                   --                  0              0
    311703            A        --                 F              0                   --                  0              0
    311704            A        --                 F              0                   --                  0              0
    311706            B        --                 F              0                   --                  0              0
    311707            B        --                 F              0                   --                  0              0
    311708            A        --                 F              0                   --                  0              0
    311709            B     01-Feb-95             F              0                   --                  0              0
    311713            A     01-Jan-92             F              0                   --                  0              0
    311714            C     10-Jun-96             T              0                   --                  0              0
    311715            A        --                 F              0                   --                  0              0
    311716            A        --                 F              0                   --                  0              0
    311717            C        --                 F              0                   --                  0              0
    311719            A        --                 F              0                   --                  0              0
    311720            B        --                 F              0                   --                  0              0
    311721            B        --                 F              0                   --                  0              0
    311722            A        --                 F           7.75    6MOLIB      01-Dec-98            1.5              7


                         EQUIVANTAGE--1997-1 LOAN LIST

                                             PRE PMT
  LOAN NO       FLOOR        CEILING           PEN             DOC LEVEL
-----------  -----------  -------------  ---------------  -------------------

    311592        0                 0           P                  F
    311594        0                 0           P                  F
    311595        0                 0           P                  F
    311596        0                 0           P                  F
    311597        0                 0                              F
    311598        0                 0                              F
    311599        0                 0                              F
    311602        0                 0                              F
    311603        0                 0                              F
    311604        0                 0           P                  F
    311605        0                 0                              F
    311606        0                 0                              F
    311607        0                 0                              F
    311609        0                 0           P                  F
    311610        0                 0                              F
    311615        0                 0           P                  F
    311617        0                 0                              F
    311619        0                 0                              F
    311620        0                 0           P                  F
    311621        0                 0                              F
    311622        0                 0                              F
    311626        0                 0           P                  F
    311627        0                 0           P                  F
    311628        0                 0                              F
    311629        0                 0           P                  F
    311630        0                 0                              F
    311632        0                 0                              F
    311636        0                 0           P                  F
    311637        0                 0           P                  F
    311639        0                 0                              F
    311642        0                 0                              F
    311644        0                 0                              F
    311645        0                 0           P                  F
    311646        0                 0           P                  F
    311647        0                 0           P                  F
    311649        0                 0           P                  F
    311650        0                 0           P                  F
    311652        0                 0           P                  F
    311654        0                 0           P                  F
    311655        0                 0           P                  F
    311656        0                 0           P                  F
    311657        0                 0           P                  F
    311659        0                 0                              F
    311662        0                 0           P                  F
    311665        0                 0                              F
    311666        0                 0                              F
    311667        0                 0                              F
    311668        0                 0                              F
    311669        0                 0           P                  F
    311670        0                 0           P                  F
    311671        0                 0                              F
    311676        0                 0                              F
    311677        0                 0                              F
    311679        0                 0                              F
    311684        0                 0           P                  F
    311685        0                 0           P                  F
    311686        0                 0           P                  F
    311687        0                 0           P                  F
    311689        0                 0                              F
    311695        0                 0                              F
    311696        0                 0           P                  F
    311697        0                 0           P                  F
    311699        0                 0                              F
    311703        0                 0           P                  F
    311704        0                 0           P                  F
    311706        0                 0           P                  F
    311707        0                 0           P                  F
    311708        0                 0           P                  F
    311709        0                 0           P                  F
    311713        0                 0                              F
    311714        0                 0                              F
    311715        0                 0                              F
    311716        0                 0           P                  F
    311717        0                 0           P                  F
    311719        0                 0           P                  F
    311720        0                 0           P                  F
    311721        0                 0           P                  F
    311722      10.75           17.75           P                  F


                         EQUIVANTAGE--1997-1 LOAN LIST

   LOAN NO     TYPE          LASTNAME           FIRSTNAME                           ADDRESS
-----------  ---------  ------------------  ------------------  ------------------------------------------------
    311724   FR         TESTERMAN           GEORGE E            516 KERNODLE DRIVE
    311725   FR         OATES               JOSIEPHIN           15081 SARATOGA
    311726   BLLN       ALLEN               DAVID               3347 22ND STREET
    311727   FR         MANNING             LEE                 424 PECAN STREET
    311728   BLLN       B FRICKS            MARGARET            220 WALTER STREET
    311729   FR         STEVIC              JEANE L             1075 MURRAY AVENUE
    311730   FR         HUMAN               TIMOTHY W           916 BARBER LANE
    311732   FR         MCGUIRE             ROBERT              218 PRNC COLLINS ST
    311733   FR         MEEKS               GERALD W            205 SKYLINE DRIVE
    311734   FR         WRIGHT              DAN ETHE            907 SOUTH STREET
    311735   FR         SCHAFFER            PAUL D.             175 NORTH BUCKEYE S
    311737   BLLN       COSTON              STANLEY R           17514 ARLINGTON
    311738   BLLN       BROWN               JERRY D             1309S HIGHWAY 14
    311739   BLLN       NEAL                KIRK                244 WEST LEWISTON
    311742   FR         SHEEHAN             JAMES S             228 DELLROSE DRIVE
    311743   BLLN       MAGOVICH            RICHARD             17058 RACCOON TRAIL
    311744   FR         ROCHE JR            EARL T              3208 LOYOLA DRIVE
    311745   FR         THOMPSON            SHARON              683 NOME AVENUE
    311746   FR         RICKETSON           MICHAEL L           1007 LACROIX AVENUE
    311747   FR         GRIFFEA             CHARLES A           6751S CARPENTER ST
    311749   FR         WARREN              LYNN A              3441S PRAIRIE AVE
    311751   BLLN       COATES              MICHAEL K           3376 MARKDALE COURT
    311753   BLLN       LAWSON              MICHELLE            109 COLDBROOK DRIVE
    311754   BLLN       GLASS               IOLA                1434 SYLVAN ROAD
    311755   FR         BOWEN               CLARA H.            R . 1 BOX 86
    311756   FR         DOLL                MICHAEL A           213S ELM STREET
    311757   FR         BEEDY               WILLIAM C           2234 SUNNYLAND BLVD
    311758   FR         PARTON              RETA K P            1517E NORTHFIELD BLVD
    311761   FR         DEMAHY              JOSEPH              2465 IRISH BEND ROAD
    311762   BLLN       BROCK               BRIAN W             13 WALKER CIRCLE
    311764   FR         YOUNG               HARRY L             210 GROVE PARK ROAD
    311765   FR         DANIEL              CHARLEY R           3110 JERSEY MONROE R
    311767   FR         PEARSON JR          JOHN E              2348 NW MESENA ROAD
    311769   FR         EVERETT             VICKIE M            986 LEMONS ROAD
    311770   FR         LAHMON              JAMES S             6440 COLLINWOOD DR
    311776   FR         ELSTEN              NELLIE              235 E ALLEN
    311777   FR         M ROBINSON          KATHLEEN            4552 SCHL SECT RD
    311778   FR         POLLARD             BESSIE              4948 WEST WABANSIA
    311779   FR         BILLMAN             RICHARD L           4377 CENTRAL ROAD
    311782   BLLN       MYERS               JOHN E              510W HARRISON ST
    311784   BLLN       PRIDE               NATHANIEL           2890 HUNTERS POINT
    311785   FR         SMITH               JAMES M             9853 CLEARCREEK FRAN
    311786   FR         POSEY               HUNTER M            11725 FAUST
    311787   FR         THOMPSON            KATIE M             421 EAST 115TH ST
    311789   FR         DE JARNETTE         MARY J.             8245 FIREHALL ROAD
    311792   FR         BAILEY-ORGAN        YVONNE              19115 WICKFIELD AVE
    311793   FR         HOPKINS JR          ROBERT L            1409 CENTRAL AVENUE
    311796   FR         CALVIN              TOMMY               5075 CRAIGMONT DRIVE
    311797   FR         M ROMANO            PHILLIP             3347 WEST 94TH STREE
    311799   FR         SHULTZ              ROBERT S            135S SPRING ST
    311802   BLLN       WINGO               WALTER              5610 CHERRYCREST LN
    311804   BLLN       BLAYLOCK            DONALD G            831 HILL STREET
    311805   FR         HOYT JR             HOMER C             25190 DENVER
    311806   FR         KIDDER              WILLIAM B           5480 OAK STREET
    311807   BLLN       JOHNSTON            SHAWN P             29520 34 MILE ROAD
    311808   FR         NELSON              JAMES R             1913 OAKRIDGE DRIVE
    311809   BLLN       GALLANT             WADYE T             18151 RAMSGATE DRIVE
    311810   FR         RAYFORD             AARON C             2210 BAKER
    311812   BLLN       STEPHENS            MICHAEL R           3345 S 5TH STREET
    311813   FR         RICHARDSON          BETTYE R            611 SOUTH STREET
    311814   FR         DAVIS               G T                 2215 OLD BAY SPGS RD
    311815   FR         MCINTYRE            MICHAEL             131 ST. ANDREWS DRI
    311816   FR         PRENTISS            KENNETH             194 MORGAN WAY
    311818   FR         HYATT               JAMES F             709 CONIFER CIRCLE
    311819   BLLN       GIRTON              DOUGLAS             252 AUBURN
    311822   FR         DYE                 FRANK S             5702 63RD AVENUE
    311825   FR         BLACK               STEVIN B            513 HURRICANE CRK R
    311826   FR         MCCORMICK           WALTER E            10803 WHITEHILL
    311827   FR         VINSON              RONALD P            1801W CLOVERDALE RD
    311829   BLLN       DUNAWAY             MERVIN A            3113 ROUNDWOOD FRST
    311830   FR         NUCHOLS             DAVID E             4414 BEAUS BEND ROAD
    311832   BLLN       NIX                 SANDRA D            149 KEOWEE LANE
    311833   FR         TROSCLAIR           JERRY               506 MIDDLEWOOD DR
    311834   BLLN       MARTINEZ            EZEQUIEL            109 MAIN STREET
    311835   FR         GROVES              RALPH F             185 BALDWIN
    311836   FR         MEDLEY              RONNIE J            620 MARION STREET
    311837   FR         VASQUEZ             JUAN                332 WEST YPSILANTI
    311839   FR         EFIRD               CHARLES D           439 NEISLER ROAD

   LOAN NO           CITY              STATE        ZIP             COUNTY            ORIG BAL       UPB     UPB AS OF 03/01
-----------  ---------------------  -----------  ---------  -----------------------  -----------  ---------  ---------------
    311724   GRAHAM                     NC       27253      ALAMANCE                  49,000.00   48,901.64      48,901.64
    311725   DETROIT                    MI       48205      Wayne                     17,500.00   17,368.13      17,368.13
    311726   WYANDOTTE                  MI       48192      WAYNE                     85,000.00   84,934.06      84,934.06
    311727   POULAN                     GA       31781      WORTH                     41,500.00   41,327.44      41,327.44
    311728   EASLEY                     SC       29642      PICKENS                   96,000.00   95,945.89      95,945.89
    311729   AKRON                      OH       44310      SUMMIT                    60,800.00   60,760.61      60,760.61
    311730   JOLIET                     IL       60435      WILL                     105,000.00   104,921.45    104,921.45
    311732   HOUMA                      LA       70364      TERREBONNE                33,849.00   33,788.93      33,788.93
    311733   PRINCETON                  KY       42445      CALDWELL                  25,400.00   25,276.93      25,276.93
    311734   OAKDALE                    LA       71463      ALLEN                     27,200.00   27,100.40      27,100.40
    311735   BELLEVUE                   OH       44811      HURON                     73,950.00   73,864.75      73,864.75
    311737   DETROIT                    MI       48212      WAYNE                     21,350.00   21,337.30      21,337.30
    311738   GREER                      SC       29651      GREENVILLE               115,000.00   114,907.22    114,907.22
    311739   FERNDALE                   MI       48220      OAKLAND                  159,800.00   159,668.27    159,601.55
    311742   NASHVILLE                  TN       37214      DAVIDSON                  33,000.00   32,853.51      32,853.51
    311743   STRONGSVILLE               OH       44136      CUYAHOGA                 221,000.00   220,900.64    220,900.64
    311744   KENNER                     LA       70065      JEFFERSON                 43,000.00   42,924.63      42,924.63
    311745   AKRON                      OH       44320      SUMMIT                    73,600.00   73,522.60      73,522.60
    311746   AKRON                      OH       44307      SUMMIT                    52,000.00   51,763.75      51,763.75
    311747   CHICAGO                    IL       60621      COOK                      64,175.00   64,020.07      64,020.07
    311749   CHICAGO                    IL       60616      Cook                      20,000.00   19,919.08      19,919.08
    311751   CINCINNATI                 OH       45248      Hamilton                 157,250.00   157,052.59    157,052.59
    311753   SPARTANBURG                SC       29306      SPARTANBURG               47,120.00   47,099.77      47,099.77
    311754   ATLANTA                    GA       30310      FULTON                    52,500.00   52,465.92      52,465.92
    311755   CEDAR BLUFF                MS       39741      CLAY                      28,800.00   28,611.59      28,611.59
    311756   TROY                       OH       45373      MIAMI                     46,800.00   46,768.59      46,768.59
    311757   SPRINGFIELD                OH       45506      CLARK                     73,720.00   73,539.67      73,539.67
    311758   MURFREESBORO               TN       37130      RUTHERFORD               130,000.00   129,671.45    129,671.45
    311761   FRANKLIN                   LA       70538      SAINT MARY                44,300.00   44,265.95      44,265.95
    311762   CLARKSVILLE                TN       37042      MONTGOMERY                86,275.00   86,215.83      86,215.83
    311764   BALTIMORE                  MD       21225      Anne Arundel              73,100.00   73,044.11      73,044.11
    311765   COVINGTON                  GA       30209      WALTON                    83,700.00   83,190.39      83,190.39
    311767   THOMSON                    GA       30824      MCDUFFIE                 156,250.00   156,250.00    156,250.00
    311769   STOKESDALE                 NC       27357      ROCKINGHAM                45,600.00   45,387.68      45,387.68
    311770   HORN LAKE                  MS       38637      DE SOTO                   54,500.00   54,474.07      54,474.07
    311776   ALEXANDRIA                 IN       46001      MADISON                   38,400.00   38,104.99      38,104.99
    311777   CINCINNATI                 OH       45211      HAMILTON                  56,000.00   55,723.64      55,723.64
    311778   CHICAGO                    IL       60639      COOK                      67,500.00   67,465.28      67,465.28
    311779   COLUMBIAVILLE              MI       48421      LAPEER                    67,500.00   67,337.03      67,337.03
    311782   ALLIANCE                   OH       44601      STARK                     43,350.00   43,313.88      43,313.88
    311784   LEBANON                    TN       37087      WILSON                    47,400.00   47,376.11      47,376.11
    311785   MIAMISBURG                 OH       45342      WARREN                   116,800.00   115,834.49    115,834.49
    311786   DETROIT                    MI       48228      Wayne                     36,000.00   35,859.88      35,859.88
    311787   CLEVELAND                  OH       44108      CUYAHOGA                  54,120.00   54,079.06      54,079.06
    311789   GRAND RONDE                OR       97347      POLK                      91,500.00   91,371.61      91,371.61
    311792   WARRENSVILLE               OH       44122      CUYAHOGA                  18,935.00   18,900.01      18,900.01
    311793   ZANESVILLE                 OH       43701      MUSKINGUM                 36,000.00   35,901.04      35,901.04
    311796   FLORISSANT                 MO       63033      SAINT LOUIS               70,500.00   70,360.19      70,360.19
    311797   CLEVELAND                  OH       44102      CUYAHOGA                  28,250.00   28,227.20      28,227.20
    311799   LOUDONVILLE                OH       44842      Ashland                   52,275.00   52,242.87      52,242.87
    311802   CHARLOTTE                  NC       28217      MECKLENBURG               86,700.00   86,654.89      86,654.89
    311804   BRISTOL                    TN       37620      SULLIVAN                  34,000.00   33,967.79      33,967.79
    311805   DENHAM SPRINGS             LA       70726      LIVINGSTON PARISH         37,000.00   36,836.35      36,836.35
    311806   KINGSMILL                  OH       45034      WARREN                    70,000.00   69,626.96      69,626.96
    311807   RICHMOND                   MI       48062      MACOMB                    68,000.00   67,963.41      67,963.41
    311808   DAYTON                     OH       45417      MONTGOMERY                58,650.00   58,500.80      58,500.80
    311809   LATHRUP VILLAGE            MI       48076      OAKLAND                  160,200.00   160,040.11    160,040.11
    311810   AURORA                     IL       60506      KANE                      52,164.00   51,943.74      51,943.74
    311812   TERRE HAUTE                IN       47802      VIGO                      48,000.00   47,983.20      47,983.20
    311813   AMITE                      LA       70422      TANGIPAHOA                26,300.00   26,203.80      26,203.80
    311814   LAUREL                     MS       39440      JONES                     97,750.00   97,481.02      97,481.02
    311815   FRANKLIN                   TN       37069      WILLIAMSON                58,250.00   58,216.21      58,216.21
    311816   DRUMMONDS                  TN       38023      TIPTON                   100,215.00   100,102.02    100,102.02
    311818   SPARTANBURG                SC       29303      SPARTANBURG               68,000.00   67,669.00      67,669.00
    311819   PONTIAC                    MI       48342      OAKLAND                   31,500.00   31,494.05      31,494.05
    311822   RIVERDALE                  MD       20737      PRINCE GEORGES            24,000.00   23,756.22      23,640.88
    311825   PIEDMONT                   SC       29673      ANDERSON                  34,060.00   33,986.48      33,986.48
    311826   DETROIT                    MI       48224      WAYNE                     47,200.00   47,171.00      47,171.00
    311827   CHILLICOTHE                IL       61523      PEORIA                    55,250.00   55,187.70      55,187.70
    311829   ANTIOCH                    TN       37013      DAVIDSON                 116,450.00   116,383.26    116,383.26
    311830   LOUISVILLE                 TN       37777      BLOUNT                    71,250.00   71,215.74      71,215.74
    311832   PICKENS                    SC       29671      PICKENS                   64,800.00   64,783.78      64,783.78
    311833   HOUMA                      LA       70363      TERREBONNE                72,450.00   71,925.49      71,925.49
    311834   BARLOW                     OR       97013      CLACKAMAS                 72,000.00   71,924.27      71,924.27
    311835   PONTIAC                    MI       48342      Oakland                   24,750.00   24,641.66      24,641.66
    311836   BADIN                      NC       28009      STANLY                    93,500.00   93,432.29      93,432.29
    311837   PONTIAC                    MI       48340      OAKLAND                   27,200.00   27,061.44      27,061.44
    311839   CONCORD                    NC       28025      CABARRUS                  22,100.00   22,006.36      22,006.36

   LOAN NO      P&I       RATE         ORIG TERM        CLTV
-----------  ---------  ---------  -----------------  ---------
    311724      542.61    12.0900            240         0.7206
    311725      277.00    14.5000            120         0.7000
    311726      907.17    12.5000            180         0.8500
    311727      488.76    11.6500            180         0.8137
    311728      994.12    12.0900            180         0.7500
    311729      618.39    11.8500            360         0.8000
    311730      984.10    10.8000            360         0.8140
    311732      396.57    13.0000            240         0.5460
    311733      272.95    10.0000            180         0.4456
    311734      343.97    12.9900            180         0.8000
    311735      651.70    10.0500            360         0.8500
    311737      217.15    11.8500            180         0.7000
    311738    1,047.65    10.4500            180         0.7931
    311739    1,443.86    10.3500            180         0.8500
    311742      374.04    10.9500            180         0.3793
    311743    2,461.99    13.1000            180         0.8500
    311744      506.54    13.0900            240         0.6615
    311745      602.82     9.2000            360         0.8000
    311746      581.27    10.7000            180         0.8000
    311747      649.35    10.7000            240         0.8500
    311749      239.26    11.9400            180         0.2667
    311751    1,414.97    10.3000            180         0.8500
    311753      532.31    13.3000            180         0.8000
    311754      517.90    11.4500            180         0.7292
    311755      330.78    11.1900            180         0.8000
    311756      456.33    11.3000            360         0.9000
    311757      740.96    10.6000            240         0.8882
    311758    1,284.82    10.3500            240         0.7784
    311761      550.88    14.0000            240         0.5868
    311762      834.68    11.2000            180         0.8500
    311764      679.63    10.7000            360         0.8500
    311765      935.62    10.7000            180         0.9000
    311767    1,936.00    12.6000            180         0.7267
    311769      492.59    11.7000            240         0.8000
    311770      596.50    12.8500            360         0.7786
    311776      441.34     9.2000            144         0.4712
    311777      594.95     9.8000            180         0.7000
    311778      720.40    12.5000            360         0.6750
    311779      683.00    10.7000            240         0.9000
    311782      390.07    10.3000            180         0.8500
    311784      509.19    12.5900            180         0.8172
    311785    1,209.10     9.3500            180         0.8000
    311786      440.20    12.3500            180         0.8000
    311787      505.20    10.7500            360         0.8200
    311789      931.33    11.8600            360         0.7500
    311792      217.80    12.7000            240         0.2428
    311793      340.28     9.7000            240         0.7500
    311796      785.13    12.1800            240         0.7306
    311797      257.36    10.4500            360         0.4154
    311799      525.67    11.7000            360         0.8500
    311802      921.95    12.4500            180         0.8500
    311804      339.30    11.6000            180         0.8500
    311805      420.31    10.9900            180         0.5367
    311806      707.91     8.9500            180         0.7778
    311807      715.20    12.3000            180         0.8000
    311808      577.69    10.3000            240         0.8500
    311809    1,341.21     9.4500            180         0.9000
    311810      612.69    11.6000            180         0.8500
    311812      576.35    14.2000            180         0.8000
    311813      332.76    13.0000            180         0.5844
    311814    1,005.64    10.9500            240         0.8500
    311815      597.37    11.9600            360         0.8500
    311816      939.26    10.8000            360         0.8528
    311818      728.65     9.9500            180         0.7556
    311819      369.25    13.8400            180         0.7000
    311822      325.19    10.6000            120         0.7717
    311825      391.41    11.2000            180         0.7817
    311826      474.63    11.7000            360         0.8000
    311827      517.83    10.8000            360         0.8500
    311829    1,365.05    13.8400            180         0.8500
    311830      777.04    12.8000            360         0.7500
    311832      696.62    12.6000            180         0.8000
    311833      867.93    10.0500            144         0.8625
    311834      589.72     9.2000            180         0.9000
    311835      282.86    11.1000            180         0.7500
    311836      886.89    10.9500            360         0.8500
    311837      283.21     9.4500            180         0.6476
    311839      257.47    11.4500            180         0.6882

                         EQUIVANTAGE--1997-1 LOAN LIST

                                                                                   NOTE       FIRST     MATURITY     NEXT PMT
  LOAN NO        REM TERM           AM TERM         SALES PRICE      APPR VAL      DATE        PMT        DATE         DATE
-----------  -----------------  ---------------  -----------------  -----------  ---------  ---------  -----------  -----------
    311724             238               240              0.00        68000.00   22-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311725             118               120              0.00        25000.00   22-Nov-96  15-Jan-97   15-Dec-06    15-Mar-97
    311726             177               360              0.00       100000.00   22-Nov-96  01-Jan-97   01-Dec-11    01-Apr-97
    311727             178               180              0.00        51000.00   25-Nov-96  15-Jan-97   15-Dec-11    15-Mar-97
    311728             178               360              0.00       128000.00   27-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311729             358               360              0.00        76000.00   21-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311730             358               360              0.00       129000.00   22-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311732             238               240              0.00        62000.00   22-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311733             178               180              0.00        57000.00   22-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311734             178               180              0.00        34000.00   12-Nov-96  18-Dec-96   18-Nov-11    18-Feb-97
    311735             358               360              0.00        87000.00   22-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311737             178               360              0.00        30500.00   22-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311738             178               360              0.00       145000.00   22-Nov-96  15-Jan-97   15-Dec-11    15-Mar-97
    311739             178               360              0.00       188000.00   22-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311742             178               180              0.00        87000.00   22-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311743             178               360              0.00       260000.00   22-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311744             238               240              0.00        65000.00   25-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311745             358               360              0.00        92000.00   22-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311746             178               180              0.00        65000.00   22-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311747             238               240              0.00        75500.00   22-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311749             178               180              0.00        75000.00   22-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311751             177               360              0.00       185000.00   25-Nov-96  01-Jan-97   01-Dec-11    01-Apr-97
    311753             178               360              0.00        58900.00   22-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311754             178               360              0.00        72000.00   22-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311755             177               180              0.00        36000.00   22-Nov-96  01-Jan-97   01-Dec-11    01-Apr-97
    311756             358               360              0.00        52000.00   25-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311757             238               240              0.00        83000.00   22-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311758             238               240              0.00       167000.00   21-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311761             239               240              0.00        75500.00   22-Nov-96  15-Jan-97   15-Dec-16    15-Feb-97
    311762             178               360              0.00       101500.00   22-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311764             358               360              0.00        86000.00   22-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311765             178               180              0.00        93000.00   22-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311767             180               180              0.00       215000.00   22-Nov-96  15-Jan-97   15-Dec-11    15-Jan-97
    311769             238               240              0.00        57000.00   22-Nov-96  15-Jan-97   15-Dec-16    15-Mar-97
    311770             358               360              0.00        70000.00   22-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311776             142               144              0.00        81500.00   25-Nov-96  01-Jan-97   01-Dec-08    01-Mar-97
    311777             178               180              0.00        80000.00   05-Feb-97  01-Jan-97   01-Dec-11    01-Mar-97
    311778             358               360              0.00       100000.00   26-Nov-96  15-Jan-97   15-Dec-26    15-Mar-97
    311779             238               240              0.00        75000.00   02-Dec-96  01-Jan-97   01-Dec-16    01-Mar-97
    311782             178               360              0.00        51000.00   23-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311784             178               360              0.00        58000.00   22-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311785             177               180              0.00       146000.00   26-Nov-96  01-Jan-97   01-Dec-11    01-Apr-97
    311786             178               180              0.00        45000.00   25-Nov-96  15-Jan-97   15-Dec-11    15-Mar-97
    311787             358               360              0.00        66000.00   25-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311789             357               360         122000.00       122000.00   26-Nov-96  01-Jan-97   01-Dec-26    01-Apr-97
    311792             238               240              0.00        78000.00   23-Nov-96  15-Jan-97   15-Dec-16    15-Mar-97
    311793             238               240              0.00        48000.00   28-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311796             238               240              0.00        96500.00   26-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311797             358               360              0.00        68000.00   14-Dec-96  15-Jan-97   15-Dec-26    15-Mar-97
    311799             358               360              0.00        61500.00   25-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311802             178               360              0.00       102000.00   23-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311804             177               360          40000.00        40000.00   25-Nov-96  01-Jan-97   01-Dec-11    01-Apr-97
    311805             178               180              0.00       145000.00   25-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311806             178               180              0.00        90000.00   26-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311807             178               360              0.00        85000.00   25-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311808             238               240              0.00        69000.00   25-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311809             178               360         178000.00       178000.00   26-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311810             178               180              0.00       110000.00   25-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311812             178               360              0.00        60000.00   25-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311813             178               180              0.00        45000.00   25-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311814             238               240              0.00       115000.00   25-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311815             358               360              0.00       205000.00   25-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311816             357               360         117500.00       117900.00   25-Nov-96  01-Jan-97   01-Dec-26    01-Apr-97
    311818             178               180              0.00        90000.00   25-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311819             179               360          45000.00        45000.00   06-Dec-96  01-Jan-97   01-Dec-11    01-Feb-97
    311822             118               120              0.00       125000.00   25-Nov-96  01-Jan-97   01-Dec-06    01-Mar-97
    311825             179               180              0.00       112000.00   06-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    311826             358               360              0.00        59000.00   26-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311827             357               360              0.00        65000.00   26-Nov-96  01-Jan-97   01-Dec-26    01-Apr-97
    311829             177               360              0.00       137000.00   25-Nov-96  01-Jan-97   01-Dec-11    01-Apr-97
    311830             358               360              0.00        95000.00   26-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311832             179               360              0.00        81000.00   05-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    311833             142               144              0.00        84000.00   29-Nov-96  01-Jan-97   01-Dec-08    01-Mar-97
    311834             178               360          80000.00        80000.00   26-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311835             178               180              0.00        33000.00   29-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311836             358               360              0.00       110000.00   25-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311837             178               180              0.00        42000.00   03-Dec-96  01-Jan-97   01-Dec-11    01-Mar-97
    311839             178               180              0.00        51000.00   26-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97

              NEXT PMT
  LOAN NO    AS OF 03/01      PROPTYPE           UNITS           OCCUP          LIEN        LIEN BAL          PURPOSE
-----------  -----------  -----------------  -------------  ---------------     -----     -------------  -----------------
    311724    01-Mar-97           1                1               1             18             0                3
    311725    15-Mar-97           1                1               1             18             0                3
    311726    01-Apr-97           1                1               1             18             0                3
    311727    15-Mar-97           8                1               1             18             0                4
    311728    01-Mar-97           1                1               1             18             0                3
    311729    01-Mar-97           1                1               1             18             0                4
    311730    01-Mar-97           1                1               1             18             0                4
    311732    01-Mar-97           1                1               1             18             0                3
    311733    01-Mar-97           1                1               1             18             0                3
    311734    18-Feb-97           1                1               1             18             0                2
    311735    01-Mar-97           1                1               1             18             0                3
    311737    01-Mar-97           1                1               1             18             0                3
    311738    15-Mar-97           1                1               1             18             0                3
    311739    01-Apr-97           1                1               1             18             0                4
    311742    01-Mar-97           1                1               1             18             0                3
    311743    01-Mar-97           1                1               1             18             0                4
    311744    01-Mar-97           1                1               1             18             0                3
    311745    01-Mar-97           1                1               1             18             0                4
    311746    01-Mar-97           1                2               3             18             0                3
    311747    01-Mar-97           1                1               1             18             0                3
    311749    01-Mar-97           1                1               1             18             0                3
    311751    01-Apr-97           1                1               1             18             0                3
    311753    01-Mar-97           1                1               1             18             0                2
    311754    01-Mar-97           1                1               1             18             0                3
    311755    01-Apr-97           1                1               1             18             0                3
    311756    01-Mar-97           1                1               1             18             0                3
    311757    01-Mar-97           1                1               1             18             0                3
    311758    01-Mar-97           1                1               1             18             0                3
    311761    15-Feb-97           1                1               1             18             0                3
    311762    01-Mar-97           1                1               1             18             0                4
    311764    01-Mar-97           1                1               1             18             0                2
    311765    01-Mar-97           1                1               1             18             0                3
    311767    15-Jan-97           1                1               1             18             0                4
    311769    15-Mar-97           8                1               1             18             0                3
    311770    01-Mar-97           1                1               1             18             0                3
    311776    01-Mar-97           1                1               1             18             0                3
    311777    01-Mar-97           1                1               1             18             0                3
    311778    15-Mar-97           5                2               1             18             0                3
    311779    01-Mar-97           1                1               1             18             0                4
    311782    01-Mar-97           1                1               1             18             0                4
    311784    01-Mar-97           1                1               1             18             0                2
    311785    01-Apr-97           1                1               1             18             0                4
    311786    15-Mar-97           1                1               1             18             0                3
    311787    01-Mar-97           5                2               1             18             0                3
    311789    01-Apr-97           8                1               1             18             0                1
    311792    15-Mar-97           1                1               1             18             0                3
    311793    01-Mar-97           1                1               1             18             0                3
    311796    01-Mar-97           1                1               1             18             0                3
    311797    15-Mar-97           1                1               1             18             0                4
    311799    01-Mar-97           1                1               1             18             0                3
    311802    01-Mar-97           1                1               1             18             0                3
    311804    01-Apr-97           1                1               1             18             0                1
    311805    01-Mar-97           1                1               1             38         40823                3
    311806    01-Mar-97           1                1               1             18             0                2
    311807    01-Mar-97           1                1               1             18             0                4
    311808    01-Mar-97           1                1               1             18             0                3
    311809    01-Mar-97           1                1               1             18             0                1
    311810    01-Mar-97           1                1               1             38         41336                4
    311812    01-Mar-97           1                1               1             18             0                3
    311813    01-Mar-97           1                1               3             18             0                3
    311814    01-Mar-97           1                1               1             18             0                4
    311815    01-Mar-97           1                1               1             38        115995                4
    311816    01-Apr-97           1                1               1             18             0                1
    311818    01-Mar-97           1                1               1             18             0                3
    311819    01-Feb-97           5                2               3             18             0                1
    311822    01-Apr-97           1                1               1             38         72468                4
    311825    01-Mar-97           1                1               1             38         53490                3
    311826    01-Mar-97           1                1               1             18             0                3
    311827    01-Apr-97           1                1               1             18             0                3
    311829    01-Apr-97           1                1               1             18             0                3
    311830    01-Mar-97           1                1               1             18             0                3
    311832    01-Mar-97           1                1               1             18             0                3
    311833    01-Mar-97           1                1               1             18             0                4
    311834    01-Mar-97           1                1               1             18             0                1
    311835    01-Mar-97           1                1               1             18             0                3
    311836    01-Mar-97           1                1               1             18             0                3
    311837    01-Mar-97           1                1               1             18             0                3
    311839    01-Mar-97           1                1               1             38         13000                3

                              BNK RUP                                                 NEXT INT       PERIODIC         LIFE
  LOAN NO        GRADE       DISCHARGE        SECT 32         MARGIN        INDEX      CHANGE           CAP            CAP
-----------  -------------  ------------  ---------------  -------------  ---------  -----------  ---------------     -----
    311724             B         --                  F               0                   --             0              0
    311725             C         --                  T               0                   --             0              0
    311726             B         --                  F               0                   --             0              0
    311727             A         --                  F               0                   --             0              0
    311728             B         --                  F               0                   --             0              0
    311729             B         --                  F               0                   --             0              0
    311730             A         --                  F               0                   --             0              0
    311732             C         --                  F               0                   --             0              0
    311733             A         --                  T               0                   --             0              0
    311734             B         --                  F               0                   --             0              0
    311735             A         --                  F               0                   --             0              0
    311737             C         --                  F               0                   --             0              0
    311738             A         --                  F               0                   --             0              0
    311739             B         --                  F               0                   --             0              0
    311742             B         --                  F               0                   --             0              0
    311743             B         --                  F               0                   --             0              0
    311744             C         --                  T               0                   --             0              0
    311745             A         --                  F               0                   --             0              0
    311746             A      06-Feb-92              F               0                   --             0              0
    311747             A         --                  F               0                   --             0              0
    311749             B         --                  F               0                   --             0              0
    311751             A         --                  F               0                   --             0              0
    311753             A      01-Jan-95              F               0                   --             0              0
    311754             B         --                  F               0                   --             0              0
    311755             A         --                  F               0                   --             0              0
    311756             A      01-Jun-92              F               0                   --             0              0
    311757             A      01-Oct-92              F               0                   --             0              0
    311758             A         --                  F               0                   --             0              0
    311761             C      02-Mar-95              F               0                   --             0              0
    311762             B         --                  F               0                   --             0              0
    311764             A      28-Oct-94              F               0                   --             0              0
    311765             A         --                  F               0                   --             0              0
    311767             C         --                  F               0                   --             0              0
    311769             B         --                  F               0                   --             0              0
    311770             B      01-Jul-88              F               0                   --             0              0
    311776             A      01-May-93              F               0                   --             0              0
    311777             A         --                  F               0                   --             0              0
    311778             B         --                  F               0                   --             0              0
    311779             A         --                  F               0                   --             0              0
    311782             A         --                  F               0                   --             0              0
    311784             C         --                  F               0                   --             0              0
    311785            A+         --                  F               0                   --             0              0
    311786             A         --                  T               0                   --             0              0
    311787             A         --                  F               0                   --             0              0
    311789             A         --                  F               0                   --             0              0
    311792             C         --                  F               0                   --             0              0
    311793             A      01-Jun-92              F               0                   --             0              0
    311796             C         --                  F               0                   --             0              0
    311797             B         --                  F               0                   --             0              0
    311799             B         --                  F               0                   --             0              0
    311802             B         --                  F               0                   --             0              0
    311804             B         --                  F               0                   --             0              0
    311805             B         --                  F               0                   --             0              0
    311806            A+         --                  F               0                   --             0              0
    311807             B         --                  F               0                   --             0              0
    311808             A         --                  F               0                   --             0              0
    311809            A+         --                  F               0                   --             0              0
    311810             B         --                  F               0                   --             0              0
    311812             B      01-Apr-94              T               0                   --             0              0
    311813             B      01-Feb-88              F               0                   --             0              0
    311814             A         --                  F               0                   --             0              0
    311815             A         --                  F               0                   --             0              0
    311816             A      18-Mar-94              F               0                   --             0              0
    311818             A         --                  F               0                   --             0              0
    311819             B         --                  F               0                   --             0              0
    311822             A         --                  F               0                   --             0              0
    311825             B         --                  F               0                   --             0              0
    311826             B      21-Aug-89              F               0                   --             0              0
    311827             A      01-Dec-92              F               0                   --             0              0
    311829             B      07-Dec-94              F               0                   --             0              0
    311830             B         --                  F               0                   --             0              0
    311832             C         --                  F               0                   --             0              0
    311833             A         --                  F               0                   --             0              0
    311834            A+         --                  F               0                   --             0              0
    311835             B         --                  F               0                   --             0              0
    311836             A         --                  F               0                   --             0              0
    311837             A         --                  T               0                   --             0              0
    311839             A         --                  F               0                   --             0              0

                         EQUIVANTAGE--1997-1 LOAN LIST

                                                 PRE PMT
  LOAN NO         FLOOR          CEILING           PEN             DOC LEVEL
-----------  ---------------  -------------  ---------------  -------------------
    311724          0                   0                              F
    311725          0                   0                              F
    311726          0                   0           P                  F
    311727          0                   0           P                  F
    311728          0                   0                              F
    311729          0                   0           P                  F
    311730          0                   0                              F
    311732          0                   0           P                  F
    311733          0                   0           P                  F
    311734          0                   0           P                  F
    311735          0                   0           P                  F
    311737          0                   0           P                  F
    311738          0                   0           P                  F
    311739          0                   0           P                  F
    311742          0                   0                              F
    311743          0                   0                              F
    311744          0                   0                              F
    311745          0                   0           P                  F
    311746          0                   0           P                  F
    311747          0                   0                              F
    311749          0                   0                              F
    311751          0                   0           P                  F
    311753          0                   0                              F
    311754          0                   0           P                  F
    311755          0                   0           P                  F
    311756          0                   0           P                  F
    311757          0                   0           P                  F
    311758          0                   0                              L
    311761          0                   0           P                  F
    311762          0                   0                              F
    311764          0                   0                              F
    311765          0                   0           P                  F
    311767          0                   0                              F
    311769          0                   0                              F
    311770          0                   0                              F
    311776          0                   0           P                  F
    311777          0                   0           P                  F
    311778          0                   0                              F
    311779          0                   0           P                  F
    311782          0                   0           P                  F
    311784          0                   0                              F
    311785          0                   0           P                  F
    311786          0                   0                              F
    311787          0                   0           P                  F
    311789          0                   0           P                  F
    311792          0                   0                              F
    311793          0                   0           P                  F
    311796          0                   0           P                  F
    311797          0                   0           P                  F
    311799          0                   0           P                  F
    311802          0                   0                              F
    311804          0                   0           P                  F
    311805          0                   0           P                  L
    311806          0                   0           P                  F
    311807          0                   0           P                  F
    311808          0                   0           P                  F
    311809          0                   0                              F
    311810          0                   0                              F
    311812          0                   0                              F
    311813          0                   0           P                  F
    311814          0                   0           P                  F
    311815          0                   0           P                  F
    311816          0                   0                              F
    311818          0                   0                              F
    311819          0                   0           P                  F
    311822          0                   0                              F
    311825          0                   0                              F
    311826          0                   0           P                  F
    311827          0                   0                              F
    311829          0                   0                              F
    311830          0                   0           P                  L
    311832          0                   0                              F
    311833          0                   0           P                  F
    311834          0                   0           P                  F
    311835          0                   0                              F
    311836          0                   0                              F
    311837          0                   0                              F
    311839          0                   0                              F

                         EQUIVANTAGE--1997-1 LOAN LIST

   LOAN NO     TYPE           LASTNAME           FIRSTNAME                           ADDRESS
-----------  ---------  --------------------  ---------------  ---------------------------------------------------
    311840   FR         CREASMAN              JAMES A          1547 BRAYTON MTN RD
    311842   FR         WEBBER                THOMAS W         711 DEARBORN
    311844   FR         PATTERSON             CHARLES R        110N CEDAR ST
    311845   BLLN       DOCOS                 STEPHEN J        4716 CAMPBELL ROAD
    311846   BLLN       TEMROWSKI             DANIEL M         1654 NEWCASTLE
    311847   FR         CUMMINGS              CYNTHIA F        719 INDIGO LANE
    311851   FR         TOMASELLI             PAUL L           4812 PEARL ROAD
    311852   FR         FOUST                 MARY E           3348 OWENS MEADOW RU
    311855   FR         CARPENTER             DOUGLAS          458 LIVE OAK TRAIL
    311857   FR         KIMBROUGH             LORA K           2419 EUGENIA AVENUE
    311859   FR         COLE                  WILLIAM          2282 JACKSON AVENUE
    311862   BLLN       DAVIS                 TERESA G         4224 MAPLEWOOD ST
    311863   FR         BONVILLIAN            EUGENE M         125 LEBOUEF STREET
    311864   BLLN       BARNEY                CARL E           17322 VAUGHAN
    311865   FR         FRAZIER               DONNA Y.         2401 HUNT CLUB ROAD
    311866   FR         FORNEY                CAROLYN M        5201 ELDERBANK DRIVE
    311869   FR         BOYD                  AUGUSTUS         112 LEE ROAD
    311871   FR         SPEIGHT               GARY L           3309 ARDISIA ROAD
    311872   FR         AMOS                  REBECCA J        6904 WOODLAKE CIR SW
    311874   FR         WALKER                TERRI J          498 HILLTOP DRIVE
    311875   FR         KIRK                  RICHARD          145 OLD U.S. RD #60
    311876   FR         BURKE                 TORRE S          4551 EBONY STREET
    311877   FR         HUTTO                 TERRY E          114 WESTWOOD
    311879   BLLN       A EVANS               ELIZABETH        402 S FLANNER ST
    311880   FR         YEAGER                JULIE R          108 TAYLOR STREET
    311881   FR         LEE                   ALBERT J         17231 A.J. LEE ROAD
    311882   FR         MAXWELL               TALMAGE W        2420 HICKORY XING
    311883   BLLN       SMILEY                HARRY L.         133 MAPLE WOOD DRIV
    311884   FR         SHANNON               DOLORES          273 DUMAS BAILEY RO
    311885   FR         GAINES                RONALD E         3218 HILLCREST ROAD
    311887   BLLN       ANDRUS                ADRIANNE         1307W MORNING VIS DR
    311888   FR         BANFORD               DENNIS W         2725 WOODS RIDGE DR
    311889   BLLN       MARTIN                O T              165 ROY MOORE ROAD
    311890   FR         WEST                  MICHAEL P        34W WOODSDALE AVE
    311892   FR         HARP                  LOUIS            956 SNOW AVENUE
    311893   FR         TERRIO                LESLYN           207 STERLING DRIVE
    311894   FR         BREHM                 VERA I           753SWWHIPPLE AVENUE
    311895   BLLN       DEAL                  LILLIE           6637S HARTWELL AVE
    311896   BLLN       DEAL                  LILLIE           7200S DAMEN AVE
    311906   FR         FUGATE                L B              310 OLD UNION ROAD
    311907   BLLN       VANLIER               JOE T            4389 ENCHANTED CIR
    311909   FR         FAVORS                SHIRLEY          1378 WILLOW TRAIL
    311913   FR         HENDERSON             MARY A           3941 STILLWOOD DRIVE
    311914   FR         ORANGE                STEVEN           205 CHESTNUT STREET
    311915   FR         GRISSOM               CLIFTON          607 DELAWARE AVENUE
    311916   FR         TRAHAN                VICTOR M         1236 MISSISSIPPI STR
    311917   BLLN       WALLACE               MELVIN           4470 VICTORIA DRIVE
    311923   BLLN       HUNT                  JIMMY L          605 WAUGH STREET
    311924   ARM2-28    ALBRECHT              CLIFFORD         740 ORCHARD AVENUE,
    311925   FR         LOMBARDI              BRADLEY          13825 LIBERTY AVENUE
    311927   BLLN       PARKS                 THOMAS R         1103 GORDON ROAD
    311928   FR         CHANEY                JUANITA L        502 NORTH WEBSTER
    311929   FR         HEARN JR              HARRY J          7280NWDUNCOURTNEY DR
    311932   FR         SMITH                 SHIRLEY          R UTE 4 BOX 63A M
    311933   BLLN       HOUSE                 JAMES            606 MCMURRAY DRIVE
    311934   FR         PRINCE                ROBERT E         1110E CALHOUN ROAD
    311935   FR         WADE                  BILL J           7087 CORN CRIB LOOP
    311936   BLLN       BARFIELD              CARLISLE         R UTE 1 BOX 490
    311937   FR         DALY                  BETTY L          3340 TAHOE RD
    311938   FR         LONG                  FREDDIE P        2924 MILLTOWN COURT
    311939   FR         BARNES                CARL             1143 BENTON STREET
    311942   FR         BUNN                  WILLIAM H        2548 ARDSLEY DRIVE
    311944   FR         REED SR               JOE L            1524 EDGEWOOD AVENUE
    311945   ARM        SCHOLPA               CARLOS A         962 SUNNYBROOK DRIV
    311946   BLLN       BRANDT                SHEROLYN         5137 AVENUE D STRE
    311947   BLLN       CANTRELL              JAMES E          6395 HYDE PARK
    311948   FR         BONNETT               JAMES L          142 WOODVALE CIRCLE
    311949   FR         ROBINSON              JAMES H          3145 IVAN HILL DR
    311950   BLLN       HARTSOCK              CAROLYN B        171 VIRGINIA STREET
    311952   FR         C MCBRIDE             CLEVELAND        381 OLD HICKORY BLV
    311953   BLLN       WISE                  CRAIG D          1001 WOODALL DRIVE
    311954   BLLN       POSEY                 MICHAEL          O D BUTLER ROAD
    311956   FR         JOHNSON/LONGMI        EULA RUS         312 ROTUNDA DRIVE
    311957   BLLN       ZIRBES                MICHAEL L        849 EAST HILLSIDE
    311958   FR         CROTTS JR             WILLIE R         26 TENTH STREET
    311959   FR         CARO                  JAMES P          504 NEDERLAND DRIVE
    311960   BLLN       CRAWFORD              LOREN D          3108 CLEARBROOK CT
    311962   ARM        KELLEY                BRIAN E.         27043 CHARLES DRIVE

   LOAN NO            CITY               STATE        ZIP             COUNTY           ORIG BAL       UPB     UPB AS OF 03/01
-----------  -----------------------  -----------  ---------  ----------------------  -----------  ---------  ---------------
    311840   GRAYSVILLE                   TN       37338      RHEA                     46,100.00   46,069.35      46,069.35
    311842   VALPARAISO                   IN       46383      PORTER                   34,150.00   34,025.21      34,025.21
    311844   NILES                        OH       44446      TRUMBULL                 65,960.00   65,797.59      65,797.59
    311845   CROSS PLAINS                 TN       37049      ROBERTSON               117,075.00   117,046.35    117,046.35
    311846   GROSSE POINTE WOODS          MI       48236      WAYNE                   189,000.00   188,946.50    188,946.50
    311847   ATLANTA                      GA       30318      FULTON                   63,000.00   62,955.34      62,955.34
    311851   CLEVELAND                    OH       44109      CUYAHOGA                 60,000.00   59,681.93      59,681.93
    311852   KENNESAW                     GA       30144      COBB                     79,200.00   79,131.11      79,131.11
    311855   CLEVELAND                    TN       37323      BRADLEY                  86,400.00   86,350.31      86,325.09
    311857   NASHVILLE                    TN       37211      DAVIDSON                 44,800.00   44,686.04      44,686.04
    311859   MASSILLON                    OH       44646      STARK                    74,000.00   73,939.64      73,939.64
    311862   KINGSPORT                    TN       37664      SULLIVAN                 30,750.00   30,741.39      30,741.39
    311863   HOUMA                        LA       70363      TERREBONNE               48,630.00   48,522.23      48,522.23
    311864   DETROIT                      MI       48219      WAYNE                    26,600.00   26,573.46      26,573.46
    311865   SUMTER                       SC       29154      SUMTER                   56,250.00   56,200.56      56,200.56
    311866   CHARLOTTE                    NC       28216      Mecklenburg              40,000.00   39,973.17      39,973.17
    311869   CHESTER                      MD       21619      QUEEN ANNES              64,400.00   64,126.88      64,126.88
    311871   JACKSONVILLE                 FL       32209      DUVAL                    34,400.00   34,228.69      34,228.69
    311872   NAVARRE                      OH       44662      STARK                    71,000.00   70,930.36      70,930.36
    311874   FOREST PARK                  GA       30050      CLAYTON                  52,700.00   52,666.43      52,666.43
    311875   FRANKFORT                    KY       40601      FRANKLIN                 53,840.00   53,709.50      53,709.50
    311876   ORLANDO                      FL       32811      ORANGE                   43,200.00   43,148.58      43,148.58
    311877   FILLMORE                     IN       46128      PUTNAM                   69,600.00   69,476.65      69,476.65
    311879   BURLINGTON                   NC       27215      ALAMANCE                 36,750.00   36,726.95      36,726.95
    311880   GILBERT                      SC       29054      LEXINGTON                51,040.00   50,983.91      50,983.91
    311881   LIVINGSTON                   LA       70754      LIVINGSTON               66,300.00   66,267.37      66,267.37
    311882   HARTWELL                     GA       30643      HART                     27,000.00   26,890.20      26,890.20
    311883   GAFFNEY                      SC       29340      CHEROKEE                 57,600.00   57,451.79      57,451.79
    311884   PICAYUNE                     MS       39466      PEARL RIVER              45,000.00   44,783.79      44,783.79
    311885   VINCENNES                    IN       47591      KNOX                     28,572.00   28,504.32      28,504.32
    311887   SALT LAKE CITY               UT       84123      Salt Lake               136,000.00   135,915.50    135,915.50
    311888   ALPHARETTA                   GA       30202      FULTON                   56,450.00   56,338.35      56,338.35
    311889   UNIONVILLE                   TN       37180      BEDFORD                  56,250.00   56,207.25      56,207.25
    311890   AKRON                        OH       44301      SUMMIT                   72,250.00   72,198.69      72,198.69
    311892   MADISON                      TN       37115      DAVIDSON                 52,000.00   51,680.12      51,680.12
    311893   HOUMA                        LA       70363      TERREBONNE               30,400.00   30,376.64      30,376.64
    311894   CANTON                       OH       44710      STARK                    52,900.00   52,827.70      52,827.70
    311895   CHICAGO                      IL       60636      COOK                     33,000.00   32,987.35      32,987.35
    311896   CHICAGO                      IL       60636      COOK                     54,000.00   53,964.99      53,964.99
    311906   CHURCH HILL                  TN       37642      HAWKINS                  31,000.00   30,879.34      30,879.34
    311907   NASHVILLE                    TN       37218      DAVIDSON                129,600.00   129,558.12    129,558.12
    311909   ATLANTA                      GA       30311      FULTON                   63,835.00   63,784.60      63,784.60
    311913   MEMPHIS                      TN       38128      Shelby                   51,850.00   51,614.43      51,614.43
    311914   HUNTINGBURG,                 IN       47542      DUBOIS                   49,725.00   49,616.26      49,561.11
    311915   MADISON                      TN       37115      DAVIDSON                 63,750.00   63,671.66      63,671.66
    311916   DONALDSONVILLE               LA       70346      ASCENSION               125,500.00   125,449.04    125,449.04
    311917   BATON ROUGE                  LA       70812      EAST BATON ROUGE         64,000.00   63,972.81      63,972.81
    311923   ALLIANCE                     OH       44601      STARK                    38,400.00   38,371.57      38,371.57
    311924   MASSILLON                    OH       44646      STARK                    71,900.00   71,830.16      71,830.16
    311925   CLEVELAND                    OH       44135      CUYAHOGA                 57,600.00   57,313.17      57,313.17
    311927   LYNDHURST                    OH       44124      CUYAHOGA                 93,500.00   93,396.40      93,396.40
    311928   KOKOMO                       IN       46901      HOWARD                   24,000.00   23,900.20      23,900.20
    311929   ATLANTA                      GA       30328      FULTON                   32,000.00   31,870.64      31,870.64
    311932   AMITE                        LA       70422      ST. HELENA               38,500.00   38,440.06      38,440.06
    311933   NASHVILLE                    TN       37211      DAVIDSON                 91,392.00   91,366.43      91,366.43
    311934   GREENWOOD                    SC       29646      GREENWOOD                99,000.00   98,752.64      98,752.64
    311935   DOUGLASVILLE                 GA       30134      DOUGLAS                  30,750.00   30,607.02      30,607.02
    311936   LAKE CITY                    SC       29560      CLARENDON                39,600.00   39,521.66      39,521.66
    311937   LEXINGTON                    KY       40515      FAYETTE                  56,100.00   56,065.53      56,065.53
    311938   BUFORD                       GA       30519      GWINNETT                 28,200.00   28,167.21      28,167.21
    311939   GARY                         IN       46403      LAKE                     29,600.00   29,456.66      29,456.66
    311942   DURHAM                       NC       27704      DURHAM                   73,600.00   73,544.55      73,544.55
    311944   KNOXVILLE                    TN       37919      KNOX                     46,000.00   45,894.63      45,894.63
    311945   NORCROSS                     GA       30093      GWINNETT                 85,850.00   85,814.00      85,814.00
    311946   SAINT AUGUSTINE              FL       32095      SAINT JOHNS              67,200.00   67,161.27      67,161.27
    311947   ROMULUS                      MI       48174      WAYNE                    56,100.00   56,024.10      56,024.10
    311948   COLUMBIA                     SC       29203      RICHLAND                 30,000.00   29,866.70      29,866.70
    311949   ATLANTA                      GA       30311      FULTON                   35,000.00   34,863.66      34,863.66
    311950   KINGSPORT                    TN       37665      SULLIVAN                 36,000.00   35,985.54      35,985.54
    311952   JACKSON                      TN       38305      MADISON                  56,000.00   55,937.50      55,937.50
    311953   ALTAMONTE SPRINGS            FL       32714      SEMINOLE                 82,450.00   82,422.16      82,422.16
    311954   REYNOLDS                     GA       31076      TAYLOR                   34,800.00   34,790.26      34,790.26
    311956   AVONDALE                     LA       70094      JEFFERSON                28,000.00   27,973.87      27,973.87
    311957   NAPERVILLE                   IL       60540      DUPAGE                  121,500.00   121,404.06    121,404.06
    311958   GREENVILLE                   SC       29611      GREENVILLE               42,400.00   42,193.60      42,193.60
    311959   HOUMA                        LA       70360      TERREBONNE               37,345.00   37,199.64      37,199.64
    311960   NEWBERG                      OR       97132      YAMHILL                 133,000.00   132,892.69    132,892.69
    311962   SOUTHFIELD                   MI       48076      OAKLAND                 120,000.00   119,881.47    119,881.47

   LOAN NO      P&I       RATE         ORIG TERM        CLTV
-----------  ---------  ---------  -----------------  ---------
    311840      450.90    11.3400            360         0.8088
    311842      432.30    13.0100            180         0.6500
    311844      660.75    10.5500            240         0.8500
    311845    1,267.69    12.7000            180         0.7227
    311846    1,973.22    12.2000            180         0.9000
    311847      602.35    11.0500            360         0.6702
    311851      652.12    10.2000            180         0.7500
    311852      700.90    10.1000            360         0.9000
    311855      888.72    12.0000            360         0.8000
    311857      441.27    10.3000            240         0.8000
    311859      671.38    10.4000            360         0.7957
    311862      318.67    12.1000            180         0.7500
    311863      513.59    11.3500            240         0.7972
    311864      301.54    13.3500            180         0.7000
    311865      495.71    10.0500            360         0.7500
    311866      390.02    11.3000            360         0.6154
    311869      749.86    11.4400            180         0.8000
    311871      363.38     9.7000            180         0.8000
    311872      644.16    10.4000            360         0.7320
    311874      523.89    11.5500            360         0.8500
    311875      576.92     9.9500            180         0.8000
    311876      391.94    10.4000            360         0.8000
    311877      680.90    10.2000            240         0.8000
    311879      416.32    13.3400            180         0.7500
    311880      523.04    11.9500            360         0.8000
    311881      717.90    12.7000            360         0.8500
    311882      322.66    11.9200            180         0.7500
    311883      611.17    12.4200            180         0.8000
    311884      516.85    11.1900            180         0.7235
    311885      310.54    10.2000            180         0.8388
    311887    1,362.38    11.6500            180         0.8000
    311888      629.45    12.2000            240         0.8500
    311889      604.26    12.5900            180         0.7500
    311890      690.24    11.0400            360         0.8500
    311892      619.08    11.8500            180         0.6500
    311893      378.03    14.0000            240         0.8000
    311894      460.33     9.9000            360         0.6381
    311895      385.79    13.8000            180         0.6000
    311896      610.04    13.3000            180         0.7500
    311906      379.06    12.3500            180         0.5849
    311907    1,278.48    11.4500            180         0.8000
    311909      586.31    10.5500            360         0.8500
    311913      579.59    10.7000            180         0.8500
    311914      528.57    11.4500            240         0.8500
    311915      578.39    10.4000            360         0.8500
    311916    1,138.63    10.4000            360         0.8367
    311917      725.52    13.3500            180         0.8000
    311923      361.35    10.8500            180         0.8000
    311924      608.78     9.5800            360         0.8866
    311925      608.44     9.7000            180         0.8000
    311927      748.96     8.9500            180         0.8500
    311928      282.66    11.6500            180         0.6877
    311929      383.03    11.9500            180         0.6692
    311932      477.36    13.9500            240         0.7000
    311933      947.11    12.1000            180         0.8541
    311934    1,001.73    10.7000            240         0.7984
    311935      338.96    10.4500            180         0.7500
    311936      469.21    14.0000            180         0.6000
    311937      564.13    11.7000            360         0.8500
    311938      290.12    10.9500            240         0.8468
    311939      401.18    14.3500            180         0.8000
    311942      689.81    10.8000            360         0.8000
    311944      477.94    11.1000            240         0.7188
    311945      769.30    10.2500            360         0.8500
    311946      690.71    11.9900            180         0.8000
    311947      490.25     9.9500            180         0.8500
    311948      339.85    10.9400            180         0.6452
    311949      427.74    12.3400            180         0.7925
    311950      327.96    10.4500            180         0.8000
    311952      587.97    11.2600            240         0.6292
    311953      800.81    11.2500            180         0.8500
    311954      360.64    12.1000            180         0.8000
    311956      319.90    12.5900            240         0.6829
    311957    1,115.95    10.5500            180         0.7839
    311958      454.34     9.9500            180         0.8000
    311959      456.65    12.3500            180         0.8477
    311960    1,211.63    10.4500            180         0.8471
    311962    1,009.03     9.5000            360         0.7900

                         EQUIVANTAGE--1997-1 LOAN LIST

                                                                                NOTE       FIRST     MATURITY     NEXT PMT
  LOAN NO        REM TERM           AM TERM       SALES PRICE     APPR VAL      DATE        PMT        DATE         DATE
-----------  -----------------  ---------------  --------------  -----------  ---------  ---------  -----------  -----------
    311840             358               360             0.00      57000.00   26-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311842             178               180             0.00      75000.00   26-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311844             238               240             0.00      77600.00   26-Nov-96  15-Jan-97   15-Dec-16    15-Mar-97
    311845             179               360             0.00     162000.00   02-Dec-96  01-Jan-97   01-Dec-11    01-Feb-97
    311846             179               360             0.00     210000.00   02-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    311847             358               360             0.00      94000.00   26-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311851             178               180             0.00      80000.00   26-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311852             358               360         88000.00      88000.00   26-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311855             358               360             0.00     108000.00   02-Dec-96  01-Jan-97   01-Dec-26    01-Mar-97
    311857             238               240             0.00      56000.00   26-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311859             358               360             0.00      93000.00   27-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311862             179               360             0.00      41000.00   26-Nov-96  01-Jan-97   01-Dec-11    01-Feb-97
    311863             238               240             0.00      61000.00   26-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311864             178               360             0.00      38000.00   27-Nov-96  15-Jan-97   15-Dec-11    15-Mar-97
    311865             358               360             0.00      75000.00   27-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311866             358               360             0.00      65000.00   27-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311869             178               180             0.00      80500.00   05-Dec-96  01-Jan-97   01-Dec-11    01-Mar-97
    311871             178               180             0.00      43000.00   26-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311872             358               360             0.00      97000.00   27-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311874             358               360             0.00      62000.00   29-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311875             179               180             0.00      67300.00   06-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    311876             358               360         54000.00      54000.00   27-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311877             239               240             0.00      87000.00   27-Nov-96  15-Jan-97   15-Dec-16    15-Feb-97
    311879             178               360             0.00      49000.00   05-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    311880             358               360             0.00      63800.00   27-Nov-96  15-Jan-97   15-Dec-26    15-Mar-97
    311881             358               360             0.00      78000.00   27-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311882             178               180             0.00      36000.00   15-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311883             178               360             0.00      72000.00   18-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311884             178               180             0.00      62200.00   27-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311885             179               180             0.00      73000.00   04-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    311887             178               360             0.00     170000.00   27-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311888             238               240             0.00     260000.00   27-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311889             177               360             0.00      75000.00   27-Nov-96  01-Jan-97   01-Dec-11    01-Apr-97
    311890             358               360             0.00      85000.00   27-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311892             177               180             0.00      80000.00   27-Nov-96  01-Jan-97   01-Dec-11    01-Apr-97
    311893             239               240             0.00      38000.00   04-Dec-96  01-Feb-97   01-Jan-17    01-Mar-97
    311894             357               360         82900.00      82900.00   27-Nov-96  01-Jan-97   01-Dec-26    01-Apr-97
    311895             178               360             0.00      55000.00   30-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311896             177               360             0.00      72000.00   30-Nov-96  01-Jan-97   01-Dec-11    01-Apr-97
    311906             178               180             0.00      53000.00   27-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311907             179               360             0.00     162000.00   27-Nov-96  01-Jan-97   01-Dec-11    01-Feb-97
    311909             358               360             0.00      75100.00   06-Dec-96  01-Feb-97   01-Jan-27    01-Apr-97
    311913             178               180             0.00      61000.00   29-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311914             238               240         58500.00      58500.00   02-Dec-96  01-Jan-97   01-Dec-16    01-Mar-97
    311915             357               360             0.00      75000.00   27-Nov-96  01-Jan-97   01-Dec-26    01-Apr-97
    311916             359               360             0.00     150000.00   27-Nov-96  01-Jan-97   01-Dec-26    01-Feb-97
    311917             178               360             0.00      80000.00   27-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311923             178               360             0.00      48000.00   02-Dec-96  01-Jan-97   01-Dec-11    01-Mar-97
    311924             358               360             0.00      81100.00   02-Dec-96  01-Jan-97   01-Dec-26    01-Mar-97
    311925             178               180             0.00      72000.00   29-Nov-96  15-Jan-97   15-Dec-11    15-Mar-97
    311927             178               360        110000.00     110000.00   29-Nov-96  15-Jan-97   15-Dec-11    15-Mar-97
    311928             178               180             0.00      34900.00   04-Dec-96  01-Jan-97   01-Dec-11    01-Mar-97
    311929             178               180             0.00     260000.00   29-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311932             238               240             0.00      55000.00   02-Dec-96  01-Jan-97   01-Dec-16    01-Mar-97
    311933             179               360             0.00     107000.00   03-Dec-96  01-Jan-97   01-Dec-11    01-Feb-97
    311934             238               240             0.00     124000.00   22-Nov-96  01-Jan-97   01-Dec-16    01-Mar-97
    311935             178               180             0.00      41000.00   04-Dec-96  01-Jan-97   01-Dec-11    01-Mar-97
    311936             178               360             0.00      66000.00   22-Nov-96  01-Jan-97   01-Dec-11    01-Mar-97
    311937             358               360             0.00      66000.00   25-Nov-96  01-Jan-97   01-Dec-26    01-Mar-97
    311938             239               240             0.00     112000.00   03-Dec-96  01-Feb-97   01-Jan-17    01-Mar-97
    311939             177               180             0.00      37000.00   04-Dec-96  01-Jan-97   01-Dec-11    01-Apr-97
    311942             358               360             0.00      92000.00   04-Dec-96  01-Feb-97   01-Jan-27    01-Apr-97
    311944             238               240             0.00      64000.00   02-Dec-96  01-Jan-97   01-Dec-16    01-Mar-97
    311945             359               360        101000.00     101000.00   05-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    311946             178               360             0.00      84000.00   02-Dec-96  01-Jan-97   01-Dec-11    01-Mar-97
    311947             177               360             0.00      66000.00   04-Dec-96  01-Jan-97   01-Dec-11    01-Apr-97
    311948             178               180             0.00      46500.00   02-Dec-96  01-Jan-97   01-Dec-11    01-Mar-97
    311949             178               180             0.00     159000.00   05-Dec-96  01-Jan-97   01-Dec-11    01-Mar-97
    311950             179               360             0.00      45000.00   02-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    311952             239               240             0.00      89000.00   02-Dec-96  01-Feb-97   01-Jan-17    01-Mar-97
    311953             179               360             0.00      97000.00   04-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    311954             179               360             0.00      43500.00   06-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    311956             239               240             0.00      41000.00   04-Dec-96  01-Feb-97   01-Jan-17    01-Mar-97
    311957             178               360             0.00     155000.00   03-Dec-96  01-Jan-97   01-Dec-11    01-Mar-97
    311958             178               180             0.00      53000.00   03-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    311959             178               180             0.00     112000.00   03-Dec-96  01-Jan-97   01-Dec-11    01-Mar-97
    311960             178               360             0.00     157000.00   02-Dec-96  01-Jan-97   01-Dec-11    01-Mar-97
    311962             358               360        151900.00     151900.00   03-Dec-96  01-Feb-97   01-Jan-27    01-Apr-97

              NEXT PMT
  LOAN NO    AS OF 03/01      PROPTYPE           UNITS           OCCUP          LIEN       LIEN BAL         PURPOSE
-----------  -----------  -----------------  -------------  ---------------     -----     -----------  -----------------
    311840    01-Mar-97               8                1               1             18            0               2
    311842    01-Mar-97               1                1               1             38        14600               4
    311844    15-Mar-97               1                1               1             18            0               4
    311845    01-Feb-97               1                1               1             18            0               2
    311846    01-Mar-97               1                1               1             18            0               4
    311847    01-Mar-97               1                1               1             18            0               3
    311851    01-Mar-97               1                1               3             18            0               4
    311852    01-Mar-97               1                1               1             18            0               1
    311855    01-Apr-97               1                1               1             18            0               3
    311857    01-Mar-97               1                1               1             18            0               4
    311859    01-Mar-97               1                1               1             18            0               3
    311862    01-Feb-97               1                1               1             18            0               3
    311863    01-Mar-97               1                1               1             18            0               4
    311864    15-Mar-97               1                1               3             18            0               3
    311865    01-Mar-97               1                1               1             18            0               2
    311866    01-Mar-97               1                1               1             18            0               3
    311869    01-Mar-97               1                1               3             18            0               2
    311871    01-Mar-97               1                1               1             18            0               3
    311872    01-Mar-97               1                1               1             18            0               3
    311874    01-Mar-97               1                1               1             18            0               3
    311875    01-Mar-97               1                1               1             18            0               3
    311876    01-Mar-97               1                1               1             18            0               1
    311877    15-Feb-97               1                1               1             18            0               3
    311879    15-Mar-97               1                1               1             18            0               3
    311880    15-Mar-97               8                1               1             18            0               3
    311881    01-Mar-97               1                1               1             18            0               3
    311882    01-Mar-97               8                1               1             18            0               3
    311883    01-Mar-97               1                1               1             18            0               3
    311884    01-Mar-97               1                1               1             18            0               3
    311885    01-Mar-97               1                1               1             38        32659               3
    311887    01-Mar-97               1                1               3             18            0               3
    311888    01-Mar-97               1                1               1             38       164549               3
    311889    01-Apr-97               1                1               1             18            0               3
    311890    01-Mar-97               1                1               1             18            0               4
    311892    01-Apr-97               1                1               1             18            0               3
    311893    01-Mar-97               1                1               1             18            0               3
    311894    01-Apr-97               1                1               1             18            0               1
    311895    01-Mar-97               1                1               3             18            0               3
    311896    01-Apr-97               1                1               1             18            0               4
    311906    01-Mar-97               1                1               1             18            0               4
    311907    01-Feb-97               1                1               1             18            0               2
    311909    01-Apr-97               1                1               1             18            0               2
    311913    01-Mar-97               1                1               1             18            0               3
    311914    01-Apr-97               1                1               1             18            0               1
    311915    01-Apr-97               1                1               1             18            0               3
    311916    01-Feb-97               1                1               1             18            0               3
    311917    01-Mar-97               1                1               1             18            0               4
    311923    01-Mar-97               1                1               1             18            0               3
    311924    01-Mar-97               1                1               1             18            0               3
    311925    15-Mar-97               4                1               1             18            0               3
    311927    15-Mar-97               1                1               1             18            0               1
    311928    01-Mar-97               5                2               1             18            0               3
    311929    01-Mar-97               1                1               1             38       142000               3
    311932    01-Mar-97               1                1               1             18            0               4
    311933    01-Feb-97               1                1               1             18            0               2
    311934    01-Mar-97               1                1               1             18            0               3
    311935    01-Mar-97               8                1               3             18            0               4
    311936    01-Mar-97               1                1               1             18            0               3
    311937    01-Mar-97               1                1               1             18            0               3
    311938    01-Mar-97               1                1               1             38        66640               3
    311939    01-Apr-97               1                1               1             18            0               3
    311942    01-Apr-97               1                1               1             18            0               3
    311944    01-Mar-97               1                1               1             18            0               3
    311945    01-Mar-97               1                1               1             18            0               1
    311946    01-Mar-97               1                1               1             18            0               3
    311947    01-Apr-97               1                1               1             18            0               3
    311948    01-Mar-97               1                1               1             18            0               3
    311949    01-Mar-97               1                1               1             38        91000               3
    311950    01-Mar-97               1                1               1             18            0               3
    311952    01-Mar-97               1                1               1             18            0               3
    311953    01-Mar-97               1                1               1             18            0               3
    311954    01-Mar-97               1                1               1             18            0               4
    311956    01-Mar-97               1                1               1             18            0               3
    311957    01-Mar-97               1                1               1             18            0               3
    311958    15-Mar-97               1                1               1             18            0               4
    311959    01-Mar-97               1                1               1             38        57598               3
    311960    01-Mar-97               1                1               1             18            0               3
    311962    01-Apr-97               1                1               1             18            0               1

                            BNK RUP                                                 NEXT INT       PERIODIC         LIFE
  LOAN NO       GRADE      DISCHARGE        SECT 32         MARGIN        INDEX      CHANGE           CAP            CAP
-----------  -----------  ------------  ---------------  -------------  ---------  -----------  ---------------     -----
    311840         B           --                  F               0                   --               0              0
    311842         C           --                  F               0                   --               0              0
    311844         A           --                  F               0                   --               0              0
    311845         B           --                  F               0                   --               0              0
    311846         A           --                  F               0                   --               0              0
    311847         B        01-Jun-92              F               0                   --               0              0
    311851         A           --                  F               0                   --               0              0
    311852        A+           --                  F               0                   --               0              0
    311855         B           --                  F               0                   --               0              0
    311857         A        10-Apr-91              F               0                   --               0              0
    311859         A           --                  F               0                   --               0              0
    311862         C           --                  F               0                   --               0              0
    311863         A           --                  F               0                   --               0              0
    311864         C           --                  F               0                   --               0              0
    311865         A           --                  F               0                   --               0              0
    311866         B           --                  F               0                   --               0              0
    311869         A           --                  F               0                   --               0              0
    311871         A        01-Sep-89              F               0                   --               0              0
    311872         A        01-Dec-93              F               0                   --               0              0
    311874         A           --                  F               0                   --               0              0
    311875         A        01-Nov-92              T               0                   --               0              0
    311876         A           --                  F               0                   --               0              0
    311877         A           --                  F               0                   --               0              0
    311879         C           --                  F               0                   --               0              0
    311880         B           --                  F               0                   --               0              0
    311881         B           --                  F               0                   --               0              0
    311882         A           --                  F               0                   --               0              0
    311883         B           --                  F               0                   --               0              0
    311884         A           --                  F               0                   --               0              0
    311885         A           --                  T               0                   --               0              0
    311887         A           --                  F               0                   --               0              0
    311888         A           --                  F               0                   --               0              0
    311889         B           --                  F               0                   --               0              0
    311890         A           --                  F               0                   --               0              0
    311892         B           --                  F               0                   --               0              0
    311893         C           --                  F               0                   --               0              0
    311894         A           --                  F               0                   --               0              0
    311895         C           --                  F               0                   --               0              0
    311896         C           --                  F               0                   --               0              0
    311906         C           --                  F               0                   --               0              0
    311907         B           --                  F               0                   --               0              0
    311909         B           --                  F               0                   --               0              0
    311913         A           --                  F               0                   --               0              0
    311914         A           --                  F               0                   --               0              0
    311915         A           --                  F               0                   --               0              0
    311916         A           --                  F               0                   --               0              0
    311917         C           --                  F               0                   --               0              0
    311923         B           --                  F               0                   --               0              0
    311924         A        01-Apr-91              F            6.25    6MLIB       01-Dec-98         1.5              7
    311925         A        01-Sep-88              F               0                   --               0              0
    311927        A+           --                  F               0                   --               0              0
    311928         A        01-Feb-93              T               0                   --               0              0
    311929         B        03-Nov-93              F               0                   --               0              0
    311932         C           --                  F               0                   --               0              0
    311933         C           --                  F               0                   --               0              0
    311934         A           --                  F               0                   --               0              0
    311935         A        01-Feb-92              F               0                   --               0              0
    311936         C           --                  F               0                   --               0              0
    311937         A           --                  F               0                   --               0              0
    311938         A           --                  F               0                   --               0              0
    311939         C           --                  T               0                   --               0              0
    311942         A           --                  F               0                   --               0              0
    311944         B           --                  F               0                   --               0              0
    311945         B        01-Aug-90              F            7.75    6MLIB       01-Jul-97         1.5              7
    311946         C        01-Oct-95              F               0                   --               0              0
    311947         A           --                  F               0                   --               0              0
    311948         A           --                  F               0                   --               0              0
    311949         B           --                  F               0                   --               0              0
    311950         A           --                  F               0                   --               0              0
    311952         B           --                  F               0                   --               0              0
    311953         B           --                  F               0                   --               0              0
    311954         B        10-Mar-95              F               0                   --               0              0
    311956         C           --                  T               0                   --               0              0
    311957         A           --                  F               0                   --               0              0
    311958         A           --                  F               0                   --               0              0
    311959         A           --                  F               0                   --               0              0
    311960         B           --                  F               0                   --               0              0
    311962         B           --                  F               7    6MLIB       01-Jul-97         1.5              7

                         EQUIVANTAGE--1997-1 LOAN LIST

                                             PRE PMT
  LOAN NO       FLOOR        CEILING           PEN             DOC LEVEL
-----------  -----------  -------------  ---------------  -------------------
    311840        0                 0           P                  F
    311842        0                 0                              F
    311844        0                 0           P                  F
    311845        0                 0           P                  L
    311846        0                 0           P                  F
    311847        0                 0           P                  F
    311851        0                 0           P                  F
    311852        0                 0           P                  F
    311855        0                 0                              F
    311857        0                 0           P                  F
    311859        0                 0           P                  F
    311862        0                 0                              F
    311863        0                 0           P                  F
    311864        0                 0           P                  F
    311865        0                 0                              F
    311866        0                 0                              F
    311869        0                 0                              F
    311871        0                 0           P                  F
    311872        0                 0           P                  F
    311874        0                 0           P                  F
    311875        0                 0                              F
    311876        0                 0           P                  F
    311877        0                 0           P                  F
    311879        0                 0                              F
    311880        0                 0                              F
    311881        0                 0           P                  F
    311882        0                 0                              F
    311883        0                 0                              F
    311884        0                 0           P                  F
    311885        0                 0                              F
    311887        0                 0                              F
    311888        0                 0           P                  F
    311889        0                 0                              F
    311890        0                 0           P                  F
    311892        0                 0                              F
    311893        0                 0           P                  F
    311894        0                 0           P                  F
    311895        0                 0                              F
    311896        0                 0                              F
    311906        0                 0                              F
    311907        0                 0           P                  F
    311909        0                 0           P                  F
    311913        0                 0                              F
    311914        0                 0           P                  F
    311915        0                 0           P                  F
    311916        0                 0           P                  F
    311917        0                 0                              F
    311923        0                 0           P                  F
    311924      9.58            16.58           P                  F
    311925        0                 0           P                  F
    311927        0                 0           P                  F
    311928        0                 0                              F
    311929        0                 0           P                  F
    311932        0                 0           P                  F
    311933        0                 0                              F
    311934        0                 0                              F
    311935        0                 0           P                  F
    311936        0                 0                              L
    311937        0                 0           P                  F
    311938        0                 0           P                  F
    311939        0                 0                              F
    311942        0                 0                              F
    311944        0                 0                              F
    311945        0             17.25           P                  F
    311946        0                 0           P                  F
    311947        0                 0           P                  F
    311948        0                 0                              F
    311949        0                 0           P                  F
    311950        0                 0                              F
    311952        0                 0                              F
    311953        0                 0           P                  F
    311954        0                 0                              F
    311956        0                 0                              F
    311957        0                 0                              F
    311958        0                 0                              F
    311959        0                 0           P                  F
    311960        0                 0                              F
    311962        0              16.5                              F

                         EQUIVANTAGE--1997-1 LOAN LIST

   LOAN NO      TYPE          LASTNAME           FIRSTNAME                           ADDRESS
-----------  ----------  ------------------  ------------------  ------------------------------------------------

    311964   FR          JOHNSTON            KURT A.             44222 SHERIDAN
    311966   FR          FORTNEY             LINDA F.            17 BISCAYNE EAST
    311967   BLLN        MOORE               LAURA E             207 30TH STREET
    311969   BLLN        CAMPBELL            JAMES S             6186 MEADOWLARK DR
    311970   BLLN        ROBERTS             BESSIE B            1006 BATTLEFIELD DR
    311972   BLLN        OLSEN               ROGER P             1233NE 72ND AVENUE
    311974   FR          TURNER              BRYAN R.            R 14 BOX 1026
    311975   BLLN        HARPER              RICHARD             4204 THOMASVILLE RD
    311976   FR          JOHNSON JR          ADAM                628 S MORRIS AVE
    311978   FR          THORNSBERRY         JAMES P             1322 ANDERSON STREET
    311980   FR          LAWSON              STANLEY             390 COMMANDER COURT
    311982   FR          CRUM                VICKIE L            1886 FAIRVIEW COURT
    311983   FR          SCALES              MARY A              1806 LISCHEY AVENUE
    311984   FR          CONNER              ALFONZO             1534W 119TH STREET
    311985   FR          MANKIN              WILLIAM D           202 WASHINGTON ST
    311986   FR          LENOIR              RICKEY              6150 BLACKBERRY ST
    311987   FR          HADDOCK             HERSHEL             561 ROXANNE DRIVE
    311989   FR          MCNABB              KAREN A             2129 2133 POPLAR STR
    311991   ARM2-28     CLOVESKO            VERNELL             492 CLEVELAND ROAD
    311992   BLLN        HEATHERLY           MICHAEL L           853 LEE ROAD
    311994   FR          SPAULDING           MARIAN              7850 CANDLEFLOWER CI
    311995   BLLN        DUGAN               JAMES R.            4314 MAIN STREET
    311997   FR          COURTER             WILLIAM K           7110 BURLWOOD
    311998   BLLN        CRIHFIELD           MICHAEL W           32 SILVER LANE
    311999   FR          CRAIG               ROBERT              4386 CRESTKNOLL DR
    312000   FR          PETERS              THOMAS L            9168SESTAYTON ROAD
    312003   FR          HAMMONDS JR         VACIE               915 RAMSEY STREET
    312004   FR          PERRY               NANCY               152 FULLER ROAD
    312005   FR          GANAWAY             JOHN S              1504 ECKART STREET
    312006   FR          JOHNSTON            TERESA              5965 SINGLETON ROAD
    312007   FR          REYNOLDS            JOHN S.             2425 ELM SWAMP ROAD
    312008   FR          JACKSON             DWAYNE K            4051 BUDDS CREEK RD
    312009   FR          ROGERS              FAYE C              775 SHANNON LANE
    312010   FR          BOWES               ROBERT L            103 THOMAS ROAD
    312012   FR          LLOYD SR            ROGER D             RT 3 BOX 659-G
    312013   FR          RICHARD             JUDE JAM            124 WINDSOR STREET
    312014   FR          WALLS               MARION              48 LANNON AVENUE
    312015   FR          BEARD               FREDDIE L           241 EASTERN STAR RD
    312016   FR          REL JR              LORENZO A           5361 GRND CAILLOU RD
    312017   BLLN        GRAVES              DENNIS W            40 HILLSIDE PLACE
    312022   FR          HUNT                RANDY L             1909 LARSON WAY
    312023   FR          JEFFERSON           PAULA               512 HOWLAND
    312024   BLLN        HAYNES              GENEVA D            14384 ASBURY PARK
    312025   BLLN        LAWSON              CLARISSA            13828 EASTBURN
    312027   BLLN        FEDRAW              KATHLEEN            1858 AUBURNDALE
    312028   FR          TARWATER            RICHARD             3109 SOUTH 12TH STRE
    312029   FR          ABBOTT              SHARON              2111 ARLENE AVENUE
    312031   BLLN        PITTS               SONDRA P            816 WESTWOOD AVENUE
    312034   BLLN        THURMAN             RONALD D            1949W 64TH STREET
    312035   BLLN        YOUNG               LENA L              3410N AVON AVE
    312036   BLLN        YOUNG               LENA L              3402 NORTH AVON AVE
    312037   BLLN        GRIFFIN             DAISY T             2206 COOK ROAD
    312043   BLLN        V MEADOWS           DIANE               4464 VICTOR AVENUE
    312044   FR          JOHNSON             IDA                 1187 LINE STREET
    312045   BLLN        SMITH               WILLISH             15278 MEADOW
    312046   FR          KING JR             ROBERT N            8032 DEVONSHIRE DR
    312047   BLLN        WESTFALL            KENT E.             168 N. TANGLEWOOD D
    312048   FR          TALENT              CRAIG K             235N 8TH STREET
    312050   FR          WASHINGTON          ROY L               20505 SHAFTSBURY
    312052   ARM         ROBINSON            KENNETH P           25286 COLE
    312056   BLLN        HATCHER             SUZANNE C           38800 ELMITE
    312057   BLLN        BROCK               KAREN G.            528 ELLIOTT AVENUE
    312062   FR          ACKOLS              DIADRA B            1264 BRETT COURT
    312064   BLLN        MCCORMICK           VIOLA               329 PLEASANT GROVE
    312065   BLLN        NOFFSINGER          MARK A              16481 NORTH 60TH AVE
    312066   FR          BEASLEY             DOUGLAS             129 PERRY DRIVE
    312068   FR          CRAPPS              FAYE                194 CHRISTIAN ROAD
    312069   FR          ELLIS               STEPHEN             993 SWAN POND ROAD
    312071   FR          STRAIN              ISABELL             1306 PENNOCK AVENUE
    312072   BLLN        POLACK              JOCELYN M           1653 N ADAMS
    312074   BLLN        DILDILIAN           GREGORY             621 LAWSON
    312075   FR          CARTER              MILDRED             1855 WOODSBORO DRIVE
    312076   FR          KENNEDY             BOBBY M.            1326 ANDERSON STREET
    312078   FR          LANE                JAMES               2279SW17TH STREET
    312079   FR          SCOTT               SABRINA             3117 CEDARCROFT DR
    312080   FR          CLINE               WILLIAM M           425 FAITH ROAD
    312082   FR          COCHRAN JR          JILES A             110 COCHRAN FARM LA
    312084   FR          BARTON              JOHN W.             1107 FRANKLIN AVENUE

   LOAN NO           CITY              STATE        ZIP             COUNTY            ORIG BAL       UPB     UPB AS OF 03/01
-----------  ---------------------  -----------  ---------  -----------------------  -----------  ---------  ---------------
    311964   CANTON                     MI       48187      WAYNE                     38,300.00   38,254.87      38,254.87
    311966   MEMPHIS                    TN       38109      SHELBY                    25,000.00   24,944.67      24,944.67
    311967   OLD HICKORY                TN       37138      DAVIDSON                  41,600.00   41,583.64      41,583.64
    311969   INDIANAPOLIS               IN       46226      MARION                    68,000.00   67,967.94      67,967.94
    311970   NASHVILLE                  TN       37204      DAVIDSON                  44,000.00   43,928.24      43,928.24
    311972   PORTLAND                   OR       97213      MULTNOMAH                 85,000.00   84,856.27      84,856.27
    311974   BEDFORD                    IN       47421      LAWRENCE                  56,000.00   55,903.31      55,903.31
    311975   CHAPMANSBORO               TN       37035      CHEATHAM                  63,126.00   63,091.27      63,091.27
    311976   BELLWOOD                   IL       60104      COOK                      17,250.00   17,162.90      17,118.75
    311978   BRISTOL                    TN       37620      SULLIVAN                  29,600.00   29,484.25      29,484.25
    311980   SUMTER                     SC       29153      SUMTER                    40,800.00   40,750.97      40,750.97
    311982   SALEM                      OH       44460      COLUMBIANA                71,000.00   70,630.05      70,630.05
    311983   NASHVILLE                  TN       37207      DAVIDSON                  78,200.00   77,839.74      77,839.74
    311984   CHICAGO                    IL       60643      COOK                      72,480.00   72,459.03      72,459.03
    311985   BARNESVILLE                OH       43713      BELMONT                   24,200.00   24,103.55      24,103.55
    311986   BATON ROUGE                LA       70806      EAST BATON ROUGE          31,200.00   31,170.52      31,170.52
    311987   ANTIOCH                    TN       37013      DAVIDSON                  15,000.00   14,941.07      14,941.07
    311989   ANDERSON                   IN       46012      MADISON                   46,000.00   45,918.94      45,918.94
    311991   CLEVELAND                  OH       44108      CUYAHOGA                  48,650.00   48,613.20      48,613.20
    311992   JONESVILLE                 SC       29353      UNION                     53,900.00   53,790.90      53,790.90
    311994   COLORADO SPRINGS           CO       80920      EL PASO                   36,800.00   36,623.00      36,623.00
    311995   PERRY                      OH       44081      LAKE                      96,350.00   96,268.85      96,268.85
    311997   CHARLOTTE                  NC       28211      MECKLENBURG              176,500.00   176,276.47    176,051.02
    311998   CARRIERE                   MS       39426      PEARL RIVER              155,550.00   155,505.00    155,505.00
    311999   GRAND BLANC                MI       48439      GENESEE                  100,000.00   99,749.32      99,749.32
    312000   AUMSVILLE                  OR       97325      MARION                   172,500.00   172,383.99    172,383.99
    312003   NASHVILLE                  TN       37206      DAVIDSON                  56,000.00   55,742.01      55,742.01
    312004   CARSON                     WA       98610      SKAMANIA                  21,000.00   20,975.58      20,975.58
    312005   FORT WAYNE                 IN       46806      ALLEN                     31,500.00   30,955.25      30,955.25
    312006   NORCROSS                   GA       30071      GWINNETT                  61,600.00   61,470.12      61,470.12
    312007   LEBANON                    IN       46052      BOONE                     93,500.00   93,139.52      93,139.52
    312008   CUNNINGHAM                 TN       37052      MONTGOMERY                60,000.00   59,777.13      59,777.13
    312009   WOODSTOCK                  GA       30189      CHEROKEE                  82,950.00   82,884.49      82,884.49
    312010   ROXBORO                    NC       27573      PERSON                    46,000.00   45,982.87      45,982.87
    312012   ERWIN                      TN       37650      UNICOI                    47,200.00   47,066.01      47,066.01
    312013   LAFAYETTE                  LA       70507      LAFAYETTE                 16,585.00   16,521.62      16,521.62
    312014   ATLANTA                    GA       30317      DEKALB                    39,750.00   39,750.00      39,750.00
    312015   KINGSPORT                  TN       37663      WASHINGTON                34,000.00   33,867.68      33,867.68
    312016   HOUMA                      LA       70363      TERREBONNE                40,640.00   40,567.83      40,567.83
    312017   LAFAYETTE                  IN       47905      TIPPECANOE                52,000.00   52,000.00      52,000.00
    312022   VANCOUVER                  WA       98661      CLARK                     28,500.00   28,412.61      28,412.61
    312023   PONTIAC                    MI       48341      OAKLAND                   34,800.00   34,710.78      34,710.78
    312024   DETROIT                    MI       48227      WAYNE                     45,400.00   45,376.22      45,376.22
    312025   DETROIT                    MI       48205      WAYNE                     32,000.00   31,973.42      31,973.42
    312027   WEST BLOOMFIELD            MI       48324      OAKLAND                   59,000.00   58,323.83      58,298.85
    312028   TERRE HAUTE                IN       47802      VIGO                      38,640.00   38,321.13      38,321.13
    312029   DAYTON                     OH       45406      MONTGOMERY                32,800.00   32,723.37      32,723.37
    312031   DAYTON                     OH       45407      MONTGOMERY                35,200.00   35,181.23      35,181.23
    312034   INDIANAPOLIS               IN       46260      MARION                    46,750.00   46,716.13      46,716.13
    312035   TAMPA                      FL       33603      HILLSBOROUGH              48,800.00   48,763.11      48,763.11
    312036   TAMPA                      FL       33603      HILLSBOROUGH              49,600.00   49,557.57      49,557.57
    312037   DURHAM                     NC       27713      DURHAM                    57,375.00   57,347.66      57,347.66
    312043   CINCINNATI                 OH       45242      HAMILTON                  33,200.00   33,177.92      33,177.92
    312044   JACKSONVILLE               FL       32209      DUVAL                     32,000.00   31,922.74      31,922.74
    312045   ROMULUS                    MI       48174      WAYNE                     70,550.00   70,531.54      70,531.54
    312046   JONESBORO                  GA       30236      CLAYTON                   22,147.00   22,062.82      22,062.82
    312047   OZARK                      MO       65721      CHRISTIAN                 98,175.00   98,149.01      98,149.01
    312048   SAINT HELENS               OR       97051      COLUMBIA                 117,300.00   116,963.60    116,963.60
    312050   DETROIT                    MI       48219      WAYNE                     21,800.00   21,667.67      21,667.67
    312052   ROSEVILLE                  MI       48066      MACOMB                    68,000.00   67,969.59      67,969.59
    312056   HARRISON TOWNSHIP          MI       48045      MACOMB                   106,350.00   106,301.10    106,301.10
    312057   CINCINNATI                 OH       45215      HAMILTON                  48,100.00   48,086.09      48,086.09
    312062   RIVERDALE                  GA       30296      CLAYTON                  113,400.00   113,286.83    113,286.83
    312064   COLUMBUS                   IN       47201      BARTHOLOMEW               46,750.00   46,733.07      46,733.07
    312065   GLENDALE                   AZ       85306      MARICOPA                  90,320.00   90,283.75      90,283.75
    312066   NEW AUGUSTA                MS       39462      PERRY                     50,000.00   49,825.71      49,825.71
    312068   MORTON                     MS       39117      SCOTT                     35,600.00   35,527.78      35,527.78
    312069   HARRIMAN                   TN       37748      ROANE                     52,000.00   51,889.86      51,889.86
    312071   NASHVILLE                  TN       37207      DAVIDSON                  51,850.00   51,837.32      51,837.32
    312072   SOUTH BEND                 IN       46628      St Joseph                 34,400.00   34,385.88      34,385.88
    312074   ROYAL OAK                  MI       48067      OAKLAND                  149,600.00   149,539.91    149,539.91
    312075   COLUMBIA                   SC       29210      RICHLAND                  62,050.00   62,026.89      62,026.89
    312076   BRISTOL                    TN       37620      SULLIVAN                  24,000.00   23,936.94      23,936.94
    312078   MASSILLON                  OH       44646      STARK                     73,600.00   73,531.78      73,531.78
    312079   ANTIOCH                    TN       37013      DAVIDSON                  74,900.00   74,697.56      74,697.56
    312080   MOORESVILLE                NC       28115      IREDELL                   40,000.00   39,746.16      39,746.16
    312082   CLEVELAND                  NC       27013      IREDELL                   62,400.00   62,226.26      62,226.26
    312084   HOUMA                      LA       70364      TERREBONNE                31,550.00   31,382.33      31,382.33

   LOAN NO      P&I       RATE         ORIG TERM        CLTV
-----------  ---------  ---------  -----------------  ---------
    311964      391.43    10.8500            240         0.3678
    311966      313.03    12.8000            180         0.5435
    311967      382.09    10.5500            180         0.8000
    311969      581.73     9.7000            180         0.8000
    311970      439.09    11.6000            180         0.3946
    311972      907.17    12.5000            180         0.7391
    311974      664.08    13.2000            240         0.8000
    311975      659.06    12.2000            180         0.8145
    311976      202.19    11.0500            168         0.6874
    311978      360.98    12.3000            180         0.8000
    311980      412.83    10.7000            240         0.8000
    311982      728.60     9.2000            180         0.8765
    311983      866.85    10.5500            180         0.8500
    311984      742.75    11.9500            360         0.8000
    311985      292.00    12.1000            180         0.6722
    311986      354.48    12.5000            240         0.8000
    311987      182.44    12.2500            180         0.7875
    311989      540.56    13.0500            240         0.8000
    311991      454.14    10.7500            360         0.7000
    311992      571.07    12.4000            180         0.7000
    311994      413.66    10.8000            180         0.8150
    311995      863.39    10.2500            180         0.8680
    311997    1,738.49    10.3000            240         0.7915
    311998    1,594.02    11.9500            180         0.8500
    311999      896.51     8.9500            240         0.8000
    312000    1,680.67    11.2900            360         0.7500
    312003      620.76    10.5500            180         0.8000
    312004      216.05    10.9500            240         0.7636
    312005      445.19    10.1000            108         0.7915
    312006      717.65    11.4500            180         0.7847
    312007    1,149.37    12.4500            180         0.8500
    312008      752.84    12.8400            180         0.8000
    312009      761.88    10.5500            360         0.8132
    312010      431.13    10.8000            360         0.8364
    312012      438.43     9.4500            240         0.8000
    312013      204.95    12.5500            180         0.8473
    312014      432.58    12.7700            360         0.7500
    312015      415.74    12.3500            180         0.8000
    312016      520.90    13.2500            180         0.8128
    312017      528.88    11.8500            180         0.7429
    312022      278.82    10.2000            240         0.7702
    312023      341.38    10.2400            240         0.6960
    312024      371.85     9.2000            180         0.5095
    312025      333.84    12.1900            180         0.5926
    312027      588.78    11.6000            180         0.6556
    312028      375.30    11.2500            360         0.8000
    312029      337.44    10.9500            240         0.8200
    312031      371.31    12.3400            180         0.8000
    312034      443.45    10.9500            180         0.8500
    312035      459.58    10.8600            180         0.8000
    312036      467.11    10.8600            180         0.8000
    312037      627.51    12.8400            180         0.8500
    312043      324.73    11.3400            180         0.4000
    312044      323.79    10.7000            240         0.8000
    312045      747.48    12.4000            180         0.8500
    312046      274.41    12.6000            180         0.8500
    312047    1,036.37    12.3500            180         0.8500
    312048    1,055.49    10.3000            360         0.8500
    312050      362.14    12.6500             96         0.5883
    312052      594.24     9.9500            360         0.8500
    312056    1,176.44    13.0000            180         0.7500
    312057      492.91    11.9500            180         0.6500
    312062      949.39     9.4500            360         0.9000
    312064      555.78    14.0500            180         0.8500
    312065    1,041.65    13.6000            180         0.8000
    312066      649.16    13.5000            180         0.6098
    312068      392.23    12.0100            240         0.7495
    312069      561.37    11.6900            240         0.8000
    312071      561.43    12.7000            360         0.8500
    312072      310.82    10.3500            180         0.8000
    312074    1,362.86    10.4500            180         0.8500
    312075      581.56    10.8000            360         0.8500
    312076      232.40    10.0500            240         0.4000
    312078      635.04     9.8000            360         0.8000
    312079      748.59     8.7500            180         0.7000
    312080      387.29    11.2100            360         0.6400
    312082      625.09    10.5500            240         0.8000
    312084      358.22    10.4500            168         0.8500

                         EQUIVANTAGE--1997-1 LOAN LIST

                                                                                NOTE       FIRST     MATURITY     NEXT PMT
  LOAN NO        REM TERM           AM TERM       SALES PRICE     APPR VAL      DATE        PMT        DATE         DATE
-----------  -----------------  ---------------  --------------  -----------  ---------  ---------  -----------  -----------

    311964             239               240             0.00     179000.00   03-Dec-96  01-Feb-97   01-Jan-17    01-Mar-97
    311966             179               180             0.00      46000.00   03-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    311967             179               360             0.00      52000.00   03-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    311969             179               360             0.00      85000.00   04-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    311970             178               360             0.00     111500.00   04-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    311972             178               360             0.00     115000.00   05-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    311974             238               240             0.00      70000.00   04-Dec-96  15-Jan-97   15-Dec-16    15-Mar-97
    311975             178               360             0.00      77500.00   02-Dec-96  01-Jan-97   01-Dec-11    01-Mar-97
    311976             166               168             0.00     118000.00   06-Dec-96  01-Jan-97   01-Dec-10    01-Mar-97
    311978             178               180             0.00      37000.00   05-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    311980             239               240             0.00      51000.00   12-Dec-96  01-Feb-97   01-Jan-17    01-Mar-97
    311982             178               180             0.00      81000.00   04-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97
    311983             178               180             0.00      92000.00   05-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    311984             359               360             0.00      90600.00   06-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    311985             178               180             0.00      36000.00   04-Dec-96  01-Jan-97   01-Dec-11    01-Mar-97
    311986             239               240             0.00      39000.00   04-Dec-96  01-Feb-97   01-Jan-17    01-Mar-97
    311987             178               180             0.00      92000.00   05-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    311989             238               240             0.00      57500.00   04-Dec-96  15-Jan-97   15-Dec-16    15-Mar-97
    311991             358               360             0.00      69500.00   05-Dec-96  01-Jan-97   01-Dec-26    01-Mar-97
    311992             179               360             0.00      77000.00   04-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    311994             178               180             0.00     148000.00   04-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97
    311995             178               360             0.00     111000.00   11-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97
    311997             239               240             0.00     223000.00   05-Dec-96  01-Feb-97   01-Jan-17    01-Mar-97
    311998             179               360             0.00     183000.00   12-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    311999             239               240        125000.00     125000.00   12-Dec-96  01-Feb-97   01-Jan-17    01-Mar-97
    312000             358               360             0.00     230000.00   13-Dec-96  15-Jan-97   15-Dec-26    15-Mar-97
    312003             178               180             0.00      70000.00   05-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312004             239               240             0.00     110000.00   05-Dec-96  01-Feb-97   01-Jan-17    01-Mar-97
    312005             105               108             0.00      39800.00   05-Dec-96  01-Jan-97   01-Dec-05    01-Apr-97
    312006             179               180             0.00      78500.00   05-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312007             178               180             0.00     110000.00   06-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312008             178               180             0.00      75000.00   05-Dec-96  01-Jan-97   01-Dec-11    01-Mar-97
    312009             358               360             0.00     102000.00   05-Dec-96  01-Jan-97   01-Dec-26    01-Mar-97
    312010             359               360             0.00      55000.00   05-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312012             238               240             0.00      59000.00   05-Dec-96  15-Jan-97   15-Dec-16    15-Mar-97
    312013             178               180             0.00      56000.00   05-Dec-96  01-Jan-97   01-Dec-11    01-Mar-97
    312014             360               360             0.00      53000.00   05-Dec-96  01-Feb-97   01-Jan-27    01-Feb-97
    312015             178               180         42500.00      42500.00   05-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97
    312016             179               180             0.00      50000.00   05-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312017             180               360             0.00      70000.00   06-Dec-96  01-Feb-97   01-Jan-12    01-Feb-97
    312022             238               240             0.00      90000.00   06-Dec-96  15-Jan-97   15-Dec-16    15-Mar-97
    312023             238               240             0.00      50000.00   09-Dec-96  15-Jan-97   15-Dec-16    15-Mar-97
    312024             179               360             0.00      89100.00   10-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312025             177               360         54000.00      54000.00   05-Dec-96  01-Jan-97   01-Dec-11    01-Apr-97
    312027             179               360             0.00      90000.00   05-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312028             358               360             0.00      48300.00   06-Dec-96  15-Jan-97   15-Dec-26    15-Mar-97
    312029             238               240             0.00      40000.00   12-Dec-96  15-Jan-97   15-Dec-16    15-Mar-97
    312031             178               360             0.00      44000.00   09-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312034             178               360             0.00      55000.00   16-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312035             178               360             0.00      61000.00   06-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312036             178               360             0.00      62000.00   06-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312037             178               360         67500.00      67500.00   05-Dec-96  01-Jan-97   01-Dec-11    01-Mar-97
    312043             178               360             0.00      83000.00   10-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97
    312044             238               240             0.00      40000.00   06-Dec-96  15-Jan-97   15-Dec-16    15-Mar-97
    312045             179               360             0.00      83000.00   11-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312046             178               180             0.00      80000.00   06-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312047             179               360             0.00     115500.00   09-Dec-96  15-Jan-97   15-Dec-11    15-Feb-97
    312048             359               360             0.00     138000.00   06-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312050              95                96             0.00      75000.00   11-Dec-96  01-Feb-97   01-Jan-05    01-Mar-97
    312052             359               360             0.00      80000.00   06-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312056             178               360             0.00     141800.00   06-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97
    312057             179               360             0.00      74000.00   10-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312062             358               360             0.00     126000.00   06-Dec-96  15-Jan-97   15-Dec-26    15-Mar-97
    312064             178               360             0.00      55000.00   06-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312065             178               360        112900.00     112900.00   10-Dec-96  01-Jan-97   01-Dec-11    01-Mar-97
    312066             178               180             0.00      82000.00   13-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312068             238               240             0.00      47500.00   06-Dec-96  15-Jan-97   15-Dec-16    15-Mar-97
    312069             238               240             0.00      65000.00   09-Dec-96  15-Jan-97   15-Dec-16    15-Mar-97
    312071             359               360             0.00      61000.00   09-Dec-96  15-Jan-97   15-Dec-26    15-Feb-97
    312072             179               360         43000.00      43000.00   06-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312074             179               360             0.00     176000.00   11-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312075             359               360             0.00      73000.00   09-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312076             238               240             0.00      60000.00   09-Dec-96  15-Jan-97   15-Dec-16    15-Mar-97
    312078             358               360             0.00      92000.00   09-Dec-96  15-Jan-97   15-Dec-26    15-Mar-97
    312079             179               180             0.00     107000.00   10-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312080             358               360             0.00      62500.00   09-Dec-96  15-Jan-97   15-Dec-26    15-Mar-97
    312082             238               240             0.00      78000.00   09-Dec-96  15-Jan-97   15-Dec-16    15-Mar-97
    312084             166               168             0.00     103000.00   09-Dec-96  15-Jan-97   15-Dec-10    15-Mar-97

              NEXT PMT
  LOAN NO    AS OF 03/01      PROPTYPE           UNITS           OCCUP          LIEN        LIEN BAL          PURPOSE
-----------  -----------  -----------------  -------------  ---------------     -----     -------------  -----------------
    311964    01-Mar-97               1                1               1             38         27530                3
    311966    01-Mar-97               1                1               1             18             0                3
    311967    01-Mar-97               1                1               1             18             0                3
    311969    01-Mar-97               1                1               1             18             0                2
    311970    15-Mar-97               1                1               1             18             0                4
    311972    15-Mar-97               1                1               1             18             0                3
    311974    15-Mar-97               1                1               1             18             0                4
    311975    01-Mar-97               8                1               1             18             0                2
    311976    01-Apr-97               1                1               1             38         63868                3
    311978    15-Mar-97               1                1               1             18             0                4
    311980    01-Mar-97               8                1               1             18             0                3
    311982    01-Apr-97               1                1               1             18             0                4
    311983    15-Mar-97               1                1               1             18             0                4
    311984    01-Mar-97               1                1               1             18             0                3
    311985    01-Mar-97               1                1               1             18             0                3
    311986    01-Mar-97               1                1               1             18             0                2
    311987    15-Mar-97               1                1               1             38         57453                3
    311989    15-Mar-97               5                2               1             18             0                4
    311991    01-Mar-97               5                2               3             18             0                3
    311992    01-Mar-97               1                1               1             18             0                3
    311994    01-Apr-97               1                1               1             38         83816                3
    311995    01-Apr-97               1                1               1             18             0                4
    311997    01-Apr-97               1                1               1             18             0                4
    311998    01-Mar-97               4                2               1             18             0                2
    311999    01-Mar-97               1                1               1             18             0                1
    312000    15-Mar-97               1                1               1             18             0                3
    312003    15-Mar-97               1                1               1             18             0                4
    312004    01-Mar-97               8                1               1             38         63000                3
    312005    01-Apr-97               1                1               1             18             0                3
    312006    01-Mar-97               1                1               1             18             0                4
    312007    15-Mar-97               1                1               1             18             0                4
    312008    01-Mar-97               1                1               1             18             0                4
    312009    01-Mar-97               1                1               1             18             0                4
    312010    01-Mar-97               1                1               1             18             0                3
    312012    15-Mar-97               1                1               1             18             0                3
    312013    01-Mar-97               1                1               1             38         30862                3
    312014    01-Feb-97               1                1               3             18             0                3
    312015    01-Apr-97               8                1               1             18             0                1
    312016    01-Mar-97               1                1               1             18             0                4
    312017    01-Feb-97               1                1               1             18             0                4
    312022    15-Mar-97               1                1               1             38         40822                3
    312023    15-Mar-97               1                1               1             18             0                3
    312024    01-Mar-97               1                1               1             18             0                3
    312025    01-Apr-97               1                1               1             18             0                1
    312027    01-Apr-97               1                1               1             18             0                4
    312028    15-Mar-97               1                1               1             18             0                4
    312029    15-Mar-97               1                1               1             18             0                4
    312031    15-Mar-97               1                1               1             18             0                2
    312034    15-Mar-97               1                1               1             18             0                3
    312035    15-Mar-97               1                1               3             18             0                3
    312036    15-Mar-97               1                1               3             18             0                4
    312037    01-Mar-97               1                1               1             18             0                1
    312043    01-Apr-97               1                1               1             18             0                3
    312044    15-Mar-97               1                1               1             18             0                4
    312045    01-Mar-97               1                1               1             18             0                2
    312046    15-Mar-97               1                1               1             38         45853                3
    312047    15-Feb-97               1                1               1             18             0                4
    312048    01-Mar-97               1                1               1             18             0                3
    312050    01-Mar-97               1                1               1             38         22319                3
    312052    01-Mar-97               1                1               1             18             0                4
    312056    01-Apr-97               1                1               1             18             0                3
    312057    01-Mar-97               1                1               1             18             0                3
    312062    15-Mar-97               1                1               1             18             0                4
    312064    15-Mar-97               1                1               1             18             0                4
    312065    01-Mar-97               1                1               1             18             0                1
    312066    15-Mar-97               1                1               1             18             0                3
    312068    15-Mar-97               1                1               1             18             0                3
    312069    15-Mar-97               8                1               1             18             0                3
    312071    15-Feb-97               1                1               1             18             0                4
    312072    01-Mar-97               1                1               3             18             0                1
    312074    01-Mar-97               1                1               1             18             0                4
    312075    01-Mar-97               1                1               1             18             0                3
    312076    15-Mar-97               1                1               1             18             0                3
    312078    15-Mar-97               1                1               1             18             0                3
    312079    01-Mar-97               1                1               1             18             0                2
    312080    15-Mar-97               8                1               3             18             0                3
    312082    15-Mar-97               8                1               1             18             0                3
    312084    15-Mar-97               1                1               1             38         56000                3

                            BNK RUP                                               NEXT INT       PERIODIC         LIFE

  LOAN NO       GRADE      DISCHARGE       SECT 32        MARGIN        INDEX      CHANGE           CAP            CAP

-----------  -----------  ------------  -------------  -------------  ---------  -----------  ---------------     -----

    311964            C        --                 F              0                   --                  0              0
    311966            B     25-Jan-95             F              0                   --                  0              0
    311967            A        --                 F              0                   --                  0              0
    311969            A     01-May-93             F              0                   --                  0              0
    311970            C        --                 F              0                   --                  0              0
    311972            C        --                 F              0                   --                  0              0
    311974            C        --                 F              0                   --                  0              0
    311975            B     01-Jul-92             F              0                   --                  0              0
    311976            A        --                 T              0                   --                  0              0
    311978            B        --                 T              0                   --                  0              0
    311980            A        --                 F              0                   --                  0              0
    311982           A+        --                 F              0                   --                  0              0
    311983            A        --                 F              0                   --                  0              0
    311984            B        --                 F              0                   --                  0              0
    311985            C     01-Nov-94             T              0                   --                  0              0
    311986            B        --                 F              0                   --                  0              0
    311987            B        --                 F              0                   --                  0              0
    311989            B        --                 F              0                   --                  0              0
    311991            A        --                 F           7.25    6MLIB       01-Dec-98            1.5              7
    311992            A     01-Jul-94             F              0                   --                  0              0
    311994            A        --                 F              0                   --                  0              0
    311995           A+        --                 F              0                   --                  0              0
    311997            A        --                 F              0                   --                  0              0
    311998            B        --                 F              0                   --                  0              0
    311999            A        --                 F              0                   --                  0              0
    312000            A        --                 F              0                   --                  0              0
    312003            A        --                 F              0                   --                  0              0
    312004            B        --                 F              0                   --                  0              0
    312005            A        --                 F              0                   --                  0              0
    312006            B        --                 F              0                   --                  0              0
    312007            B        --                 F              0                   --                  0              0
    312008            C        --                 F              0                   --                  0              0
    312009            A        --                 F              0                   --                  0              0
    312010            A        --                 F              0                   --                  0              0
    312012            A        --                 F              0                   --                  0              0
    312013            B        --                 F              0                   --                  0              0
    312014            B        --                 F              0                   --                  0              0
    312015            B     01-Nov-89             F              0                   --                  0              0
    312016            B        --                 F              0                   --                  0              0
    312017            C        --                 F              0                   --                  0              0
    312022            A        --                 F              0                   --                  0              0
    312023            B        --                 F              0                   --                  0              0
    312024            A        --                 F              0                   --                  0              0
    312025            B     28-Feb-91             F              0                   --                  0              0
    312027            C        --                 F              0                   --                  0              0
    312028            A        --                 F              0                   --                  0              0
    312029            A        --                 F              0                   --                  0              0
    312031            B     01-Dec-94             F              0                   --                  0              0
    312034            A        --                 F              0                   --                  0              0
    312035            A        --                 F              0                   --                  0              0
    312036            A        --                 F              0                   --                  0              0
    312037            B        --                 F              0                   --                  0              0
    312043            B        --                 F              0                   --                  0              0
    312044            A        --                 F              0                   --                  0              0
    312045            B     01-Jan-92             F              0                   --                  0              0
    312046            A        --                 F              0                   --                  0              0
    312047            B        --                 F              0                   --                  0              0
    312048            A        --                 F              0                   --                  0              0
    312050            B     30-Jun-95             F              0                   --                  0              0
    312052            A        --                 F           7.45    6MOLIB      01-Jul-97            1.5              7
    312056            C        --                 F              0                   --                  0              0
    312057            C        --                 F              0                   --                  0              0
    312062           A+        --                 F              0                   --                  0              0
    312064            B     07-Mar-95             F              0                   --                  0              0
    312065            C     01-Jul-93             F              0                   --                  0              0
    312066            C        --                 F              0                   --                  0              0
    312068            B     04-Dec-91             F              0                   --                  0              0
    312069            A     06-Oct-93             F              0                   --                  0              0
    312071            B     01-May-92             F              0                   --                  0              0
    312072            A        --                 F              0                   --                  0              0
    312074            A        --                 F              0                   --                  0              0
    312075            A     20-Sep-88             F              0                   --                  0              0
    312076            A     18-Jun-93             F              0                   --                  0              0
    312078            B     01-Jul-95             F              0                   --                  0              0
    312079            A        --                 F              0                   --                  0              0
    312080            A        --                 F              0                   --                  0              0
    312082            A        --                 F              0                   --                  0              0
    312084            A     01-Apr-89             F              0                   --                  0              0


                         EQUIVANTAGE--1997-1 LOAN LIST

                                                 PRE PMT
  LOAN NO         FLOOR          CEILING           PEN             DOC LEVEL
-----------  ---------------  -------------  ---------------  -------------------
    311964          0                   0           P                  F
    311966          0                   0                              F
    311967          0                   0                              F
    311969          0                   0           P                  F
    311970          0                   0                              F
    311972          0                   0                              F
    311974          0                   0                              F
    311975          0                   0                              F
    311976          0                   0                              F
    311978          0                   0                              F
    311980          0                   0                              F
    311982          0                   0           P                  F
    311983          0                   0                              F
    311984          0                   0                              F
    311985          0                   0                              F
    311986          0                   0           P                  F
    311987          0                   0           P                  F
    311989          0                   0           P                  F
    311991          0               17.75           P                  F
    311992          0                   0                              L
    311994          0                   0                              F
    311995          0                   0           P                  F
    311997          0                   0           P                  F
    311998          0                   0                              F
    311999          0                   0           P                  F
    312000          0                   0           P                  F
    312003          0                   0                              F
    312004          0                   0           P                  F
    312005          0                   0           P                  F
    312006          0                   0           P                  F
    312007          0                   0                              F
    312008          0                   0                              F
    312009          0                   0           P                  F
    312010          0                   0                              F
    312012          0                   0           P                  F
    312013          0                   0           P                  F
    312014          0                   0           P                  F
    312015          0                   0                              F
    312016          0                   0           P                  F
    312017          0                   0                              F
    312022          0                   0                              F
    312023          0                   0           P                  F
    312024          0                   0           P                  F
    312025          0                   0                              F
    312027          0                   0           P                  F
    312028          0                   0           P                  F
    312029          0                   0           P                  F
    312031          0                   0           P                  F
    312034          0                   0           P                  F
    312035          0                   0           P                  F
    312036          0                   0           P                  F
    312036          0                   0           P                  F
    312037          0                   0                              F
    312043          0                   0           P                  F
    312044          0                   0           P                  F
    312045          0                   0           P                  F
    312046          0                   0           P                  F
    312047          0                   0           P                  F
    312048          0                   0           P                  F
    312050          0                   0           P                  F
    312052        10.95             16.95           P                  F
    312056          0                   0                              F
    312057          0                   0           P                  F
    312062          0                   0           P                  F
    312064          0                   0                              F
    312065          0                   0                              F
    312066          0                   0           P                  F
    312068          0                   0           P                  F
    312069          0                   0                              F
    312071          0                   0                              F
    312072          0                   0           P                  F
    312074          0                   0           P                  F
    312075          0                   0                              F
    312076          0                   0                              F
    312078          0                   0           P                  F
    312079          0                   0           P                  F
    312080          0                   0                              F
    312082          0                   0                              F
    312084          0                   0                              F

                         EQUIVANTAGE--1997-1 LOAN LIST

   LOAN NO      TYPE          LASTNAME           FIRSTNAME                           ADDRESS
-----------  ----------  ------------------  ------------------  ------------------------------------------------

    312085   FR          WEATHERS            LUCILLE             359 LUCY AVENUE
    312086   FR          HAMILL              MARY ALICE          3353 SE SCHILLER STREET
    312087   FR          OVERSTREET          GEORGE T            139 IKE SHOEMAKE DR
    312088   FR          PRUETT              ELLEN R             5025 COLEMONT DRIVE
    312089   BLLN        KIOVANNI            AMOS                23640 BRANDYWYNNE
    312092   BLLN        FAISON              MILLER              148 P.W. MOORE ROAD
    312093   FR          JOHNSON             GLORESTI            112 HOOKS STREET
    312094   FR          GAINES              JOHNATHA            5023 EAST BROOKSTOWN
    312095   BLLN        KOCK                GERHARD H           2103 GARFIELD
    312096   BLLN        MCFARLAND           FLORIA L            11501 LARDET AVENUE
    312099   BLLN        NITSCHE             WAYNE A             904S 4TH STREET
    312100   BLLN        DALTON              CHARLENE            4225 VIRGINIA AVENUE
    312104   FR          MCCOY               CORBET              502 SUNSET ROAD
    312106   BLLN        R FORSLUND          FREDERICK           406 WEST PEARL
    312107   BLLN        VELLECA             JOYCE A             327 NEWELL STREET
    312109   BLLN        GARRETT             JASON               RT 2 178 S RAILROAD
    312110   FR          ADKINS              THOMAS C            816 WESGAR AVENUE
    312112   BLLN        PENNINGTON/ GAR     MILDRED             512 DODGE STREET
    312114   FR          PICHOFF             PATRICK             323 AVENUE I
    312115   FR          NEWSON              PERCY               5321 SOUTH HONORE
    312116   FR          CHAVIS              LINDA C             7214 VALLEY HAVEN DR
    312118   FR          BRODEN              LAWRENCE            121 SOUTH MULBERRY
    312119   BLLN        ROWE                JAMES E.            RR. 1 BOX 244
    312120   BLLN        EDWARDS             RITA F              151W OLD WELLHOUSE R
    312122   FR          NOWAKOWSKI          JOHN F              233 LAKEVIEW DRIVE
    312123   BLLN        PERRY               EUGENE              438 STATE ROUTE 420
    312124   BLLN        PHILLIPS            DOROTHY             915 ELLISTON STREET
    312125   FR          WELCOME             SHIRLEY             319 FIELD STREET
    312126   FR          HEARD               BILLY W             56 TYLER LANE
    312127   FR          HOLMES              WILLIAM J           772 KEITH DRIVE
    312128   BLLN        EASON               SUE M               2115 JERRY JONES DR
    312129   FR          THOMAS              HALFORD             ROUTE 1, BOX 17
    312130   FR          SWARTZ              LUCEN               407 OAK AVENUE
    312132   FR          SMITH               MATTHEW             101 SOUTH MICKLEY A
    312133   BLLN        SMITH               ROY                 1342 BILL DEDMAN ROA
    312134   FR          MILLS               DALE LYN            2740 HERRON STREET
    312135   BLLN        DUIGUID             KAREN               18824 LAMONT
    312136   BLLN        WILSON              DONALD O            840 BLAINE
    312137   ARM2-28     YOUNG               MARION              100 WILSON STREET
    312139   FR          POLLARD             MAGGIE J            385 DESCHAMPS ROAD
    312142   FR          BAILEY              VINCENT D           9112 GOLDAMBER GARTH
    312143   FR          ISOM                ROBERT L            1849 WILDCAT CREEK R
    312144   FR          SMITH               JOSEPH P            807 SUGAR HOLW RD
    312145   BLLN        GRAHAM              ROBERT M            113 PHEASANT WOODS
    312147   FR          KING                OTHO L              7542 S WENTWORTH AVE
    312149   FR          ZURBRUGG            WILLIAM E           6611 MIDFIELD DRIVE
    312152   FR          WILSON              STANLEY             453 HIAWATHA CIRCLE
    312154   FR          MCNABB              GLADYS K            3253 ERIE STREET
    312155   BLLN        MATTHEWS JR         FRANK               988-990 E 18TH AVE
    312156   FR          LANTAGNE            JAMES M             23785 WAGNER
    312157   ARM2-28     DUNGEY              STEVEN E            2955 LANDSDOWNE
    312159   ARM2-28     CAMPO               PAMELA A            15198 OLD FARMS ROAD
    312164   FR          DRUCKENBROAD        ALLEN               123 N. SYCAMORE STR
    312165   ARM2-28     HALL                RONALD L            1868 PARKER ROAD
    312166   FR          LARKIN              MICHAEL             2701 HORTON DRIVE
    312167   FR          A DIVINCENTIS       SALVADOR            1500W ESPLANADE AVE
    312172   ARM2-28     KUJAWA              EUGENE N            39589 BAROQUE BLVD
    312175   FR          MEERTINS            CONRAD              4008 RIVERMIST CT
    312176   FR          MCWILLIAMS          TERRY               1823 118TH AVENUE
    312177   FR          WOMACK              JUANITA             13703 S PARKWAY DR
    312178   FR          ADDINGTON           MARK E.             42 SANDERS DRIVE
    312179   FR          BEELES              MIKE S.             467 PARK DR
    312180   BLLN        WILLIAMS            LUCILLE E           16406 CLEARVIEW AVE
    312183   FR          REED                EMMA                157 EMMA DRIVE
    312184   FR          HANNAH              ROY D               157 SOUTH FRANCIS
    312185   FR          MAZZOLA             JACQUELIN           1911 ALGONQUIN AVE
    312186   FR          KING JR             GEORGE W            630 BALDWIN COURT
    312187   FR          G LEE               GERALDINE           4115 ARCOT CIRCLE
    312188   FR          DOWDY               HERBERT             505W MELODY DRIVE
    312189   BLLN        KAHLON              KARNAIL S           24100 MEADOWLARK
    312190   FR          PASOUR              JASON E             106 HILLSIDE DRIVE
    312192   ARM         MAXEY               JERRY               10715 TOULON DRIVE
    312193   FR          ROETTKER            JAMES D.            8829 IROQUOIS AVENUE
    312194   FR          WEBB                JAMES K             105 BLUE MIST COURT
    312195   BLLN        WOOD                DAVID               2640 SOUTH LYON
    312196   BLLN        FIELDS              HARLEY H            6832 BUICK DRIVE
    312197   FR          MCCONNELL           CHRISTINA           829 MILL STREET WES
    312199   FR          WYRICK              INGRID R            28059 VALLEY DRIVE

   LOAN NO           CITY              STATE        ZIP             COUNTY            ORIG BAL       UPB     UPB AS OF 03/01
-----------  ---------------------  -----------  ---------  -----------------------  -----------  ---------  ---------------
    312085   CONCORD                    NC       28025      CABARRUS                  51,000.00   50,947.40      50,947.40
    312086   PORTLAND                   OR       97202      MULTNOMAH                142,800.00   142,800.00    142,751.47
    312087   LAUREL                     MS       39440      WAYNE                     40,600.00   40,571.60      40,571.60
    312088   ANTIOCH                    TN       37013      DAVIDSON                  35,000.00   34,815.98      34,815.98
    312089   SOUTHFIELD                 MI       48034      OAKLAND                   96,800.00   96,764.73      96,764.73
    312092   FAISON                     NC       28541      Duplin                    36,000.00   35,988.87      35,988.87
    312093   GORDON                     GA       31031      WILKINSON                 11,400.00   11,347.50      11,347.50
    312094   BATON ROUGE                LA       70805      EBR PARISH                25,000.00   24,956.46      24,956.46
    312095   CLINTON                    IA       52732      CLINTON                   30,000.00   29,986.67      29,986.67
    312096   CLEVELAND                  OH       44104      CUYAHOGA                  45,600.00   45,586.98      45,586.98
    312099   COLLINS                    MS       39428      COVINGTON                 27,375.00   27,366.07      27,366.07
    312100   CINCINNATI                 OH       45223      HAMILTON                  32,000.00   31,989.41      31,989.41
    312104   BALTIMORE                  MD       21223      BALTIMORE CITY            45,320.00   45,202.38      45,202.38
    312106   HAZEL PARK                 MI       48030      OAKLAND                   61,625.00   61,597.61      61,597.61
    312107   BARBERTON                  OH       44203      SUMMIT                    72,800.00   72,776.47      72,776.47
    312109   CARLTON                    GA       30627      MADISON                   28,500.00   28,492.79      28,492.79
    312110   EUTAWVILLE                 SC       29048      ORANGEBURG                29,400.00   29,193.07      29,193.07
    312112   KANNAPOLIS                 NC       28081      CABARRUS                  37,500.00   37,273.16      37,273.16
    312114   BOGALUSA                   LA       70427      WASHINGTON                24,000.00   23,955.92      23,955.92
    312115   CHICAGO                    IL       60609      COOK                      60,987.00   60,950.02      60,950.02
    312116   CHARLOTTE                  NC       28211      MECKLENBURG               74,500.00   74,158.36      74,158.36
    312118   GRAMERCY                   LA       70052      SAINT JAMES               13,000.00   12,943.89      12,943.89
    312119   EVANSTON                   IN       47531      SPENCER                   41,250.00   41,231.55      41,231.55
    312120   STATESVILLE                NC       28677      IREDELL                   62,800.00   62,761.41      62,761.41
    312122   HUDSON                     MI       49247      LENAWEE                  124,950.00   124,660.14    124,660.14
    312123   HUMBOLDT                   TN       38343      GIBSON                    18,000.00   18,000.00      18,000.00
    312124   OLD HICKORY                TN       37138      DAVIDSON                  59,500.00   59,450.43      59,450.43
    312125   NEW IBERIA                 LA       70560      IBERIA PARISH             16,100.00   16,060.06      16,060.06
    312126   CARROLLTON                 GA       30117      CARROLL                   24,200.00   24,117.65      24,117.65
    312127   DALTON                     GA       30721      WHITFIELD                 70,000.00   69,364.83      69,364.83
    312128   VALDOSTA                   GA       31602      LOWNDES                   80,000.00   79,971.16      79,971.16
    312129   TROY                       NC       27371      MONTGOMERY                43,000.00   42,902.75      42,902.75
    312130   TRENTON                    OH       45067      BUTLER                    63,500.00   63,161.61      63,161.61
    312132   BESSEMER CITY              NC       28016      GASTON                    36,000.00   35,840.03      35,840.03
    312133   BOWLING GREEN              KY       42101      WARREN                    25,000.00   24,996.17      24,996.17
    312134   GASTONIA                   NC       28052      GASTON                    49,600.00   49,495.09      49,495.09
    312135   DETROIT                    MI       48234      WAYNE                     24,750.00   24,735.36      24,735.36
    312136   DETROIT                    MI       48202      WAYNE                     44,000.00   43,983.79      43,983.79
    312137   UNION                      SC       29379      UNION                     52,113.00   52,093.16      52,093.16
    312139   SUMTER                     SC       29154      SUMTER                    48,750.00   48,713.52      48,713.52
    312142   COLUMBIA                   MD       21045      HOWARD                   107,650.00   107,609.91    107,609.91
    312143   ROCK HILL                  SC       29713      YORK                      42,000.00   41,903.68      41,903.68
    312144   PINEY FLATS                TN       37686      SULLIVAN                  37,750.00   37,379.68      37,379.68
    312145   LOVELAND                   OH       45140      HAMILTON                 321,000.00   320,732.52    320,732.52
    312147   CHICAGO                    IL       60620      COOK                      84,800.00   84,760.13      84,760.13
    312149   FORT WAYNE                 IN       46815      ALLEN                     58,050.00   56,788.92      56,788.92
    312152   CHICKAMAUGA                GA       30707      WALKER                    26,000.00   25,946.36      25,946.36
    312154   BATON ROUGE                LA       70805      EAST BATON ROUGE          34,000.00   33,935.42      33,935.42
    312155   COLUMBUS                   OH       43211      FRANKLIN                  52,000.00   51,866.79      51,866.79
    312156   WARREN                     MI       48089      Macomb                   129,750.00   129,384.72    129,384.72
    312157   WATERFORD                  MI       48329      OAKLAND                  156,800.00   156,729.89    156,729.89
    312159   FOLSOM                     LA       70437      SAINT TAMMANY PARI       102,000.00   101,957.68    101,957.68
    312164   SPRINGFIELD                OH       45503      CLARK                     28,000.00   27,937.84      27,937.84
    312165   GOSHEN                     OH       45122      CLERMONT                  34,500.00   34,484.96      34,484.96
    312166   ANDERSON                   IN       46011      MADISON                   31,300.00   31,225.86      31,225.86
    312167   KENNER                     LA       70065      JEFFERSON                 18,550.00   18,484.70      18,484.70
    312172   CLINTON TOWNSHIP           MI       48038      MACOMB                   122,320.00   122,268.71    122,268.71
    312175   LITHONIA                   GA       30038      DEKALB                   112,050.00   111,860.72    111,860.72
    312176   ALLEGAN                    MI       49010      ALLEGAN                   25,000.00   24,880.39      24,880.39
    312177   GARFIELD HEIGHTS           OH       44105      CUYAHOGA                  54,825.00   53,923.00      53,923.00
    312178   FLORENCE                   KY       41042      BOONE                     60,000.00   59,976.16      59,976.16
    312179   GREENWOOD                  IN       46227      JOHNSON                   20,000.00   19,901.67      19,901.67
    312180   CLEVELAND                  OH       44128      CUYAHOGA                  54,000.00   53,958.72      53,958.72
    312183   SPRINGFIELD                SC       29146      ORANGEBURG                25,000.00   24,957.92      24,957.92
    312184   PONTIAC                    MI       48341      OAKLAND                   22,000.00   21,957.61      21,957.61
    312185   DELTONA                    FL       32725      VOLUSIA                   65,250.00   65,200.64      65,200.64
    312186   NASHVILLE                  TN       37207      DAVIDSON                  60,000.00   59,935.23      59,935.23
    312187   JACKSONVILLE               FL       32210      DUVAL                     52,000.00   51,984.28      51,984.28
    312188   HOLLY SPRINGS              MS       38635      MARSHALL                  35,200.00   35,133.14      35,133.14
    312189   OAK PARK                   MI       48237      OAKLAND                   49,900.00   49,878.85      49,878.85
    312190   DALLAS                     NC       28034      GASTON                    60,800.00   60,725.47      60,725.47
    312192   CINCINNATI                 OH       45240      HAMILTON                  89,250.00   89,182.50      89,182.50
    312193   WAYNESBURG                 OH       44688      STARK                     57,200.00   57,178.92      57,178.92
    312194   NASHVILLE                  TN       37217      DAVIDSON                 130,000.00   129,367.20    129,367.20
    312195   INDIANAPOLIS               IN       46241      MARION                    18,000.00   17,996.91      17,996.91
    312196   INDIANAPOLIS               IN       46214      MARION                    71,380.00   71,350.39      71,350.39
    312197   ALLIANCE                   OH       44601      STARK                     30,000.00   29,939.09      29,939.09
    312199   ALBEMARLE                  NC       28001      STANLY                    18,500.00   18,459.50      18,459.50

   LOAN NO      P&I       RATE         ORIG TERM        CLTV
-----------  ---------  ---------  -----------------  ---------

    312085      556.23    11.8500            240         0.8500
    312086    1,383.71    11.2200            360         0.8500
    312087      524.74    14.6700            240         0.7000
    312088      357.08     9.1000            180         0.4268
    312089      914.54    10.9000            180         0.8000
    312092      360.63    11.6500            180         0.6923
    312093      178.03    14.1500            120         0.5302
    312094      323.75    13.4500            180         0.7143
    312095      335.38    13.1500            180         0.6383
    312096      469.40    12.0100            180         0.8000
    312099      335.22    14.5000            180         0.7500
    312100      312.99    11.3400            180         0.6809
    312104      465.07     9.2000            180         0.8240
    312106      688.93    13.1500            180         0.8500
    312107      718.16    11.4500            180         0.8000
    312109      305.27    12.5500            180         0.7500
    312110      359.04    10.4500            144         0.4900
    312112      394.41    12.3000            180         0.7700
    312114      302.08    12.9000            180         0.7500
    312115      613.28    11.7000            360         0.8500
    312116      828.15    10.6000            180         0.7304
    312118      149.80    11.2500            180         0.5909
    312119      360.48     9.9500            180         0.7500
    312120      631.50    11.7000            180         0.8000
    312122    1,377.33    10.4500            180         0.8500
    312123      211.85    13.9000            180         0.4865
    312124      535.39    10.3000            180         0.8500
    312125      201.06    12.7500            180         0.7000
    312126      318.23    13.7500            180         0.7457
    312127      978.17    11.3500            120         0.6352
    312128      758.84    10.9500            180         0.5096
    312129      480.67    10.7000            180         0.7679
    312130      642.17     8.9500            180         0.7471
    312132      407.82    10.9400            180         0.7347
    312133      311.12    14.7500            180         0.3185
    312134      535.80    11.7000            240         0.8000
    312135      261.27    12.3500            180         0.7500
    312136      414.04    10.8500            180         0.8000
    312137      484.51    10.7000            360         0.8700
    312139      456.91    10.8000            360         0.7500
    312142    1,008.94    10.8000            360         0.7974
    312143      465.57    10.5500            180         0.8000
    312144      498.66     9.9900            120         0.6302
    312145    2,888.42    10.3000            180         0.8106
    312147      931.43    12.9000            360         0.8000
    312149      503.01     9.8500            360         0.9000
    312152      306.71    11.6800            180         0.5039
    312154      420.16    12.5500            180         0.6800
    312155      526.89    11.8000            180         0.8000
    312156    1,269.36    10.2000            240         0.7500
    312157    1,370.24     9.9500            360         0.8000
    312159      917.82    10.3000            360         0.4322
    312164      316.49    10.9000            180         0.8000
    312165      304.55    10.0700            360         0.6389
    312166      340.19    10.2000            180         0.7920
    312167      239.61    13.4000            180         0.7089
    312172    1,096.11    10.2500            360         0.8000
    312175      958.57     9.7000            360         0.8623
    312176      335.24    10.3500            120         0.3030
    312177      545.52    10.4500            240         0.8500
    312178      548.84    10.5000            360         0.8571
    312179      241.32    12.1000            180         0.7952
    312180      502.05    10.7000            180         0.9000
    312183      329.58    13.8000            180         0.6250
    312184      269.72    12.4000            180         0.6667
    312185      609.10    10.7500            360         0.7500
    312186      640.27    11.5100            240         0.8000
    312187      524.89    11.7500            360         0.8000
    312188      434.99    12.5500            180         0.7822
    312189      445.30    10.2000            180         0.7448
    312190      609.06    10.5500            240         0.8000
    312192      833.13    10.7500            360         0.8500
    312193      538.26    10.8500            360         0.8000
    312194    1,393.01     9.9500            180         0.8387
    312195      216.84    14.2500            180         0.6000
    312196      642.29    10.3000            180         0.8300
    312197      357.16    11.8500            180         0.6522
    312199      210.85    11.0500            180         0.7635

                         EQUIVANTAGE--1997-1 LOAN LIST

                                                                                NOTE       FIRST     MATURITY     NEXT PMT
  LOAN NO        REM TERM           AM TERM       SALES PRICE     APPR VAL      DATE        PMT        DATE         DATE
-----------  -----------------  ---------------  --------------  -----------  ---------  ---------  -----------  -----------

    312085             239               240             0.00      60000.00   10-Dec-96  01-Feb-97   01-Jan-17    01-Mar-97
    312086             360               360             0.00     168000.00   20-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312087             239               240             0.00      58000.00   10-Dec-96  01-Feb-97   01-Jan-17    01-Mar-97
    312088             178               180             0.00      82000.00   12-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97
    312089             179               360             0.00     121000.00   12-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312092             179               360             0.00      52000.00   10-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312093             119               120             0.00      21500.00   06-Jan-97  15-Feb-97   15-Jan-07    15-Mar-97
    312094             179               180             0.00      35000.00   11-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312095             178               360             0.00      47000.00   16-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97
    312096             179               360             0.00      57000.00   10-Dec-96  15-Feb-97   15-Jan-12    15-Mar-97
    312099             178               360             0.00      36500.00   16-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97
    312100             179               360             0.00      47000.00   11-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312104             179               180             0.00      55000.00   27-Jan-97  01-Feb-97   01-Jan-12    01-Mar-97
    312106             178               360             0.00      72500.00   10-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312107             179               360             0.00      91000.00   10-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312109             179               360             0.00      38000.00   11-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312110             142               144             0.00      60000.00   10-Dec-96  15-Jan-97   15-Dec-08    15-Mar-97
    312112             178               360             0.00      48700.00   10-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312114             179               180             0.00      32000.00   10-Dec-96  15-Jan-97   15-Dec-11    15-Feb-97
    312115             358               360             0.00      71750.00   11-Dec-96  15-Jan-97   15-Dec-26    15-Mar-97
    312116             178               180             0.00     102000.00   10-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312118             178               180             0.00      22000.00   13-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312119             179               360             0.00      55000.00   10-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312120             178               360             0.00      78500.00   10-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312122             179               180             0.00     147000.00   11-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312123             180               360             0.00      37000.00   10-Dec-96  15-Jan-97   15-Dec-11    15-Jan-97
    312124             178               360             0.00      70000.00   10-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312125             179               180             0.00      23000.00   11-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312126             178               180             0.00      71000.00   13-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312127             118               120             0.00     110200.00   11-Dec096  15-Jan-97   15-Dec-06    15-Mar-07
    312128             179               360             0.00     157000.00   12-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312129             179               180             0.00      56000.00   11-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312130             178               180             0.00      85000.00   11-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312132             178               180             0.00      49000.00   11-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312133             179               360             0.00      78500.00   11-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312134             238               240             0.00      62000.00   11-Dec-96  15-Jan-97   15-Dec-16    15-Mar-97
    312135             178               360             0.00      33000.00   12-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312136             179               360             0.00      55000.00   12-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312137             359               360             0.00      59900.00   11-Dec-96  15-Jan-97   15-Dec-26    15-Feb-97
    312139             358               360             0.00      65000.00   11-Dec-96  15-Jan-97   15-Dec-26    15-Mar-97
    312142             359               360             0.00     135000.00   14-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312143             179               180             0.00      52500.00   12-Dec-96  15-Jan-97   15-Dec-11    15-Feb-97
    312144             118               120             0.00      59900.00   11-Dec-96  15-Jan-97   15-Dec-06    15-Mar-97
    312145             178               360             0.00     396000.00   11-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312147             358               360             0.00     106000.00   12-Dec-96  01-Feb-97   01-Jan-27    01-Apr-97
    312149             358               360             0.00      64500.00   11-Dec-96  01-Feb-97   01-Jan-27    01-Apr-97
    312152             179               180             0.00      51600.00   12-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312154             179               180             0.00      50000.00   13-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312155             178               360             0.00      65000.00   11-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312156             238               240             0.00     173000.00   17-Dec-96  15-Jan-97   15-Dec-16    15-Mar-97
    312157             359               360             0.00     196000.00   16-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312159             359               360             0.00     236000.00   16-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312164             179               180             0.00      35000.00   12-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312165             359               360             0.00      54000.00   16-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312166             179               180             0.00      50000.00   12-Dec-96  15-Feb-97   15-Jan-12    15-Mar-97
    312167             178               180             0.00      85000.00   16-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312172             359               360        152900.00     152900.00   18-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312175             358               360             0.00     129950.00   13-Dec-96  01-Feb-97   01-Jan-27    01-Apr-97
    312176             119               120             0.00      82500.00   16-Dec-96  01-Feb-97   01-Jan-07    01-Mar-97
    312177             238               240             0.00      64500.00   13-Dec-96  15-Jan-97   15-Dec-16    15-Mar-97
    312178             359               360             0.00      70000.00   12-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312179             178               180             0.00      76000.00   13-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312180             178               360             0.00      60000.00   12-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312183             179               180             0.00      40000.00   13-Dec-96  15-Jan-97   15-Dec-11    15-Feb-97
    312184             179               180             0.00      33000.00   12-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312185             358               360         87000.00      87000.00   13-Dec-96  15-Jan-97   15-Dec-26    15-Mar-97
    312186             239               240             0.00      75000.00   12-Dec-96  01-Feb-97   01-Jan-17    01-Mar-97
    312187             359               360             0.00      65000.00   17-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312188             179               180             0.00      45000.00   13-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312189             179               360         67000.00      67000.00   27-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312190             239               240             0.00      76000.00   13-Dec-96  15-Feb-97   15-Jan-17    15-Mar-97
    312192             358               360             0.00     105000.00   12-Dec-96  15-Jan-97   15-Dec-26    15-Mar-97
    312193             359               360             0.00      71500.00   13-Dec-96  15-Jan-97   15-Dec-26    15-Feb-97
    312194             178               180             0.00     155000.00   13-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312195             179               360             0.00      30000.00   17-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312196             179               360             0.00      86000.00   16-Dec-96  15-Feb-97   15-Jan-12    15-Mar-97
    312197             179               180             0.00      46000.00   13-Dec-96  15-Jan-97   15-Dec-11    15-Feb-97
    312199             179               180             0.00     110000.00   16-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97

              NEXT PMT
  LOAN NO    AS OF 03/01      PROPTYPE           UNITS           OCCUP          LIEN        LIEN BAL          PURPOSE
-----------  -----------  -----------------  -------------  ---------------     -----     -------------  -----------------
    312085    01-Mar-97               1                1               1             18             0                2
    312086    01-Apr-97               1                1               1             18             0                4
    312087    01-Mar-97               1                1               1             18             0                3
    312088    01-Apr-97               1                1               1             18             0                3
    312089    01-Mar-97               1                1               1             18             0                3
    312092    01-Mar-97               1                1               1             18             0                3
    312093    15-Mar-97               1                1               1             18             0                3
    312094    01-Mar-97               1                1               1             18             0                3
    312095    01-Apr-97               1                1               1             18             0                3
    312096    15-Mar-97               2                2               1             18             0                3
    312099    01-Apr-97               1                1               1             18             0                3
    312100    01-Mar-97               1                1               1             18             0                3
    312104    01-Mar-97               1                1               1             18             0                4
    312106    15-Mar-97               1                1               1             18             0                4
    312107    01-Mar-97               1                1               1             18             0                3
    312109    01-Mar-97               1                1               1             18             0                3
    312110    15-Mar-97               1                1               1             18             0                3
    312112    15-Mar-97               1                1               1             18             0                2
    312114    15-Feb-97               1                1               1             18             0                3
    312115    15-Mar-97               1                1               1             18             0                3
    312116    15-Mar-97               1                1               1             18             0                4
    312118    15-Mar-97               1                1               1             18             0                3
    312119    01-Mar-97               8                1               1             18             0                2
    312120    15-Mar-97               8                1               1             18             0                4
    312122    01-Mar-97               8                1               1             18             0                3
    312123    15-Jan-97               1                1               1             18             0                4
    312124    15-Mar-97               1                1               1             18             0                4
    312125    01-Mar-97               1                1               1             18             0                3
    312126    15-Mar-97               1                1               1             38         28746                3
    312127    15-Mar-97               1                1               1             18             0                3
    312128    01-Mar-97               1                1               1             18             0                3
    312129    01-Mar-97               1                1               1             18             0                2
    312130    15-Mar-97               1                1               1             18             0                4
    312132    15-Mar-97               1                1               1             18             0                3
    312133    01-Mar-97               1                1               1             18             0                3
    312134    15-Mar-97               1                1               1             18             0                3
    312135    15-Mar-97               1                1               1             18             0                3
    312136    01-Mar-97               1                1               1             18             0                3
    312137    15-Feb-97               1                1               1             18             0                3
    312139    15-Mar-97               1                1               1             18             0                3
    312142    01-Mar-97               1                1               1             18             0                4
    312143    15-Feb-97               1                1               1             18             0                3
    312144    15-Mar-97               1                1               1             18             0                3
    312145    15-Mar-97               1                1               1             18             0                3
    312147    01-Apr-97               2                2               1             18             0                3
    312149    01-Apr-97               1                1               1             18             0                2
    312152    01-Mar-97               1                1               1             18             0                3
    312154    01-Mar-97               1                1               1             18             0                4
    312155    15-Mar-97               5                2               1             18             0                3
    312156    15-Mar-97               1                3               3             18             0                3
    312157    01-Mar-97               1                1               1             18             0                4
    312159    01-Mar-97               1                1               1             18             0                3
    312164    01-Mar-97               1                1               1             18             0                3
    312165    01-Mar-97               1                1               1             18             0                4
    312166    15-Mar-97               1                1               1             38          8300                3
    312167    15-Mar-97               3                1               1             38         41703                3
    312172    01-Mar-97               1                1               1             18             0                1
    312175    01-Apr-97               1                1               1             18             0                2
    312176    01-Mar-97               1                1               1             18             0                3
    312177    15-Mar-97               1                1               1             18             0                2
    312178    01-Mar-97               1                1               1             18             0                3
    312179    15-Mar-97               1                1               1             38         40438                3
    312180    15-Mar-97               1                1               1             18             0                3
    312183    15-Feb-97               1                1               1             18             0                3
    312184    01-Mar-97               1                1               1             18             0                3
    312185    15-Mar-97               1                1               1             18             0                1
    312186    01-Mar-97               1                1               1             18             0                3
    312187    01-Mar-97               1                1               1             18             0                2
    312188    01-Mar-97               1                1               1             18             0                3
    312189    01-Mar-97               1                1               3             18             0                1
    312190    15-Mar-97               8                1               1             18             0                4
    312192    15-Mar-97               1                1               1             18             0                3
    312193    15-Feb-97               1                1               1             18             0                3
    312194    15-Mar-97               1                1               1             18             0                3
    312195    01-Mar-97               1                1               1             18             0                3
    312196    15-Mar-97               1                1               1             18             0                3
    312197    15-Feb-97               1                1               1             18             0                3
    312199    01-Mar-97               1                1               1             38         65490                3

                            BNK RUP                                               NEXT INT       PERIODIC         LIFE

  LOAN NO       GRADE      DISCHARGE       SECT 32        MARGIN        INDEX      CHANGE           CAP            CAP

-----------  -----------  ------------  -------------  -------------  ---------  -----------  ---------------     -----
    312085            B        --                 F              0                   --                  0              0
    312086            B        --                 F              0                   --                  0              0
    312087            C     01-Oct-95             F              0                   --                  0              0
    312088            A        --                 F              0                   --                  0              0
    312089            A     01-May-93             F              0                   --                  0              0
    312092            A        --                 F              0                   --                  0              0
    312093            C     01-Apr-95             F              0                   --                  0              0
    312094            C        --                 F              0                   --                  0              0
    312095            B        --                 F              0                   --                  0              0
    312096            B        --                 F              0                   --                  0              0
    312099            C      06-Jun-95            F              0                   --                  0              0
    312100            B        --                 F              0                   --                  0              0
    312104            A        --                 T              0                   --                  0              0
    312106            A        --                 F              0                   --                  0              0
    312107            B        --                 F              0                   --                  0              0
    312109            B        --                 F              0                   --                  0              0
    312110            A        --                 F              0                   --                  0              0
    312112            B        --                 F              0                   --                  0              0
    312114            B        --                 F              0                   --                  0              0
    312115            B     12-Aug-93             F              0                   --                  0              0
    312116            B        --                 F              0                   --                  0              0
    312118            B     01-Jul-88             T              0                   --                  0              0
    312119            A        --                 F              0                   --                  0              0
    312120            B     01-Sep-92             F              0                   --                  0              0
    312122            A        --                 F              0                   --                  0              0
    312123            C        --                 F              0                   --                  0              0
    312124            A        --                 F              0                   --                  0              0
    312125            B        --                 F              0                   --                  0              0
    312126            B        --                 F              0                   --                  0              0
    312127            B     27-Sep-95             F              0                   --                  0              0
    312128            B        --                 F              0                   --                  0              0
    312129            A        --                 F              0                   --                  0              0
    312130           A+        --                 F              0                   --                  0              0
    312132            A        --                 F              0                   --                  0              0
    312133            C        --                 F              0                   --                  0              0
    312134            B        --                 F              0                   --                  0              0
    312135            C     01-May-94             F              0                   --                  0              0
    312136            B        --                 F              0                   --                  0              0
    312137            A        --                 F            7.2    6MOLIB      15-Dec-98            1.5              7
    312139            B        --                 F              0                   --                  0              0
    312142            A        --                 F              0                   --                  0              0
    312143            A        --                 F              0                   --                  0              0
    312144            A        --                 F              0                   --                  0              0
    312145            A        --                 F              0                   --                  0              0
    312147            B        --                 F              0                   --                  0              0
    312149           A+        --                 F              0                   --                  0              0
    312152            C        --                 F              0                   --                  0              0
    312154            C        --                 F              0                   --                  0              0
    312155            A        --                 F              0                   --                  0              0
    312156            A        --                 F              0                   --                  0              0
    312157            B        --                 F           6.95    6MOLIB      01-Jan-99            1.5              7
    312159            B        --                 F            7.3    6MOLIB      01-Jan-99            1.5              7
    312164            A        --                 F              0                   --                  0              0
    312165            B     01-Jun-89             F           7.07    6MLIB       01-Jan-99            1.5              7
    312166            A        --                 F              0                   --                  0              0
    312167            B        --                 F              0                   --                  0              0
    312172            B        --                 F           7.25    6MOLIB      01-Jan-99            1.5              7
    312175           A+        --                 F              0                   --                  0              0
    312176            A        --                 F              0                   --                  0              0
    312177            A        --                 F              0                   --                  0              0
    312178            A        --                 F              0                   --                  0              0
    312179            B        --                 F              0                   --                  0              0
    312180            A        --                 F              0                   --                  0              0
    312183            C        --                 F              0                   --                  0              0
    312184            B        --                 T              0                   --                  0              0
    312185            A     03-Oct-91             F              0                   --                  0              0
    312186            B        --                 F              0                   --                  0              0
    312187            A        --                 F              0                   --                  0              0
    312188            B     21-Mar-94             F              0                   --                  0              0
    312189            A        --                 F              0                   --                  0              0
    312190            A        --                 F              0                   --                  0              0
    312192            B        --                 F           8.25    6MLIB       15-Jun-97            1.5              7
    312193            A        --                 F              0                   --                  0              0
    312194            A        --                 F              0                   --                  0              0
    312195            C        --                 F              0                   --                  0              0
    312196            A        --                 F              0                   --                  0              0
    312197            C     01-May-91             F              0                   --                  0              0
    312199            A        --                 F              0                   --                  0              0


                         EQUIVANTAGE--1997-1 LOAN LIST

                                                 PRE PMT
  LOAN NO         FLOOR          CEILING           PEN             DOC LEVEL
-----------  ---------------  -------------  ---------------  -------------------
    312085          0                   0                              F
    312086          0                   0           P                  F
    312087          0                   0           P                  F
    312088          0                   0           P                  F
    312089          0                   0           P                  F
    312092          0                   0                              F
    312093          0                   0           P                  F
    312094          0                   0           P                  F
    312095          0                   0                              L
    312096          0                   0           P                  F
    312099          0                   0           P                  F
    312100          0                   0           P                  F
    312104          0                   0                              F
    312106          0                   0           P                  F
    312107          0                   0           P                  F
    312109          0                   0           P                  F
    312110          0                   0                              F
    312112          0                   0                              F
    312114          0                   0                              F
    312115          0                   0                              F
    312116          0                   0                              F
    312118          0                   0                              F
    312119          0                   0           P                  F
    312120          0                   0                              F
    312122          0                   0           P                  F
    312123          0                   0                              F
    312124          0                   0           P                  F
    312125          0                   0           P                  F
    312126          0                   0           P                  F
    312127          0                   0           P                  F
    312128          0                   0           P                  F
    312129          0                   0                              F
    312130          0                   0           P                  F
    312132          0                   0                              F
    312133          0                   0           P                  F
    312134          0                   0                              F
    312135          0                   0           P                  F
    312136          0                   0           P                  F
    312137        10.7               17.7                              F
    312139          0                   0                              F
    312142          0                   0                              F
    312143          0                   0                              F
    312144          0                   0                              F
    312145          0                   0           P                  F
    312147          0                   0                              F
    312149          0                   0           P                  F
    312152          0                   0           P                  F
    312154          0                   0           P                  F
    312155          0                   0           P                  F
    312156          0                   0           P                  F
    312157        9.95              16.95           P                  F
    312159        10.3               17.3           P                  F
    312164          0                   0           P                  F
    312165        10.07             17.07           P                  F
    312166          0                   0           P                  F
    312167          0                   0                              F
    312172        10.25             17.25                              F
    312175          0                   0           P                  F
    312176          0                   0           P                  F
    312177          0                   0           P                  F
    312178          0                   0           P                  F
    312179          0                   0           P                  F
    312180          0                   0           P                  F
    312183          0                   0                              F
    312184          0                   0                              F
    312185          0                   0           P                  L
    312186          0                   0           P                  F
    312187          0                   0           P                  F
    312188          0                   0           P                  F
    312189          0                   0           P                  F
    312190          0                   0                              F
    312192          0               17.75           P                  F
    312193          0                   0                              F
    312194          0                   0           P                  F
    312195          0                   0           P                  F
    312196          0                   0           P                  F
    312197          0                   0           P                  F
    312199          0                   0                              F

                         EQUIVANTAGE--1997-1 LOAN LIST

   LOAN NO     TYPE          LASTNAME           FIRSTNAME                           ADDRESS
-----------  ---------  ------------------  ------------------  ------------------------------------------------

    312200   BLLN       MCFARLAND           ROY M               6822 FAIRVIEW ROAD
    312202   BLLN       SHOOK               WALTER              512 SHOOK ROAD
    312203   BLLN       SNYDER              WILLIAM D           610 NORTH MAIN
    312204   FR         SOUTHALL            MARVA R             725 REVELS DRIVE
    312205   FR         FLECK               LOUIS J             600W NATIONAL HWY
    312206   BLLN       WILLIAMS            NORRIS S            1808 RUSSELL STREET
    312207   BLLN       BYRD                JOHN K              317 OWEN STREET
    312208   BLLN       ERICKSON            LINDA P             1156 GEORGE BASON RD
    312209   FR         REED                CLINT M.            1504 MONTICELLO COUR
    312210   BLLN       FELDMEYER           SCOT W              1129 AVALON DRIVE
    312213   BLLN       BANNERMAN           MARSHA L            1043 N MOUNT STREET
    312214   ARM2-28    BOYCHI              MIKE                5540 BRIDGEPORT
    312215   FR         DAVIDSON            VIRGINIA            3631 KINSER PIKE
    312216   FR         DYSON               LARRY               198 KELLUM
    312218   ARM2-28    SHIVERS             MARYLOU             30805 BARTON
    312219   ARM        SHELLEY             THOMAS A            1401 COUNTY ROAD EF
    312222   BLLN       COMPTON             BETTY A             168 VISTAVIEW DRIVE
    312224   FR         GIBSON              ETHELDRE            816 149TH STREET CO
    312225   BLLN       SLONE               JERRY               6723 METTETAL
    312226   FR         S WHITE             KATHLEEN            2745 MARY AVENUE
    312227   BLLN       SAXER               ROBERT F            401 BANK STREET
    312229   FR         TAYLOR              DIANE               211 BONNARIDGE DR
    312230   BLLN       LOWRY               LISA                29 LYNE COVE COURT
    312232   FR         CRABTREE JR         UAIL S              1321 JAHNZ AVENUE
    312233   FR         SWARTZ              ROBERT L            54313 MYSTIQUE CT
    312235   FR         BENNETT             MARY                6759S THROOP ST
    312239   FR         COOPER              JAMES P.            865 TIEASHA LANE
    312240   FR         FERGUSON            ROY H               262 BANK ROAD
    312242   ARM2-28    WILLIAMS            JEFFREY             3317 52ND PLACE N.E.
    312243   BLLN       WALKER              JAMES               6 NEAL STREET
    312244   BLLN       NEAL                DENNIS              6711 FLAT CREEK RD
    312245   FR         DOCKERY             CHARLES E           706 FORESTVIEW ROAD
    312246   BLLN       OLIVER              JOHN R              4330 KENTUCKY STREET
    312247   FR         RUSSELL             THELMA K            109 JR. HILL ROAD
    312248   BLLN       HUTTON              NORMA               12310 CLOVERLAWN
    312249   BLLN       SALMON              JOHN A              2900 PEARSON AVENUE
    312250   BLLN       ALLEN               REBA W              1043 GEN GEORGE PATT
    312251   BLLN       MINNICK             ROBERT W            3424W STROUDSVILLE RD
    312255   FR         DOWELL              BETTY A             1458 AKRON STREET
    312256   ARM2-28    KOCHANSKI           KEVIN J             3893 SANDBAR COURT
    312257   ARM2-28    BAETIONG            ANGELITA            701 EAST LINCOLN
    312260   BLLN       SHECKARD            EDWARD              62 SWEDEN CIRCLE
    312264   BLLN       WYATT               JAMES C.            326 WILD GOOSE LAKE
    312265   BLLN       HOLMES              HERBERT             756 ST PAUL'S CHURC
    312266   FR         EMINIAN             BARBARA             2303 HOLMDEN AVENUE
    312267   FR         BANDY               CLAUDINE            3218 LYNCHBURG
    312269   FR         WATSON              JOHN H              1515 LANDEVEIS END
    312270   FR         FORDER              REGINALD            4854 ASTER DRIVE
    312272   ARM2-28    MILLS               BETTY J             1681 SMELTZER ROAD
    312274   FR         WADE                ANNETTE             2ND & LEXINGTON AVE
    312275   BLLN       COTTRILL            EDWARD C            1015 NWORRVILLE STREET
    312276   FR         WILLIAMS            JULIA M.            2492 MONTEREY
    312279   FR         WILLIAMS            VON MARK            6043 GUYNELL DRIVE
    312280   FR         PIRTLE              JOHNNY A            23 CARRUTHERS DR.
    312283   BLLN       LUSTER              ALONZO R            359 BEECHWOOD DRIVE
    312284   FR         WEAVER              ADRIA               9809 SANDUSKY AVENUE
    312285   BLLN       GULLEY              ALLEN M             62 W BEVERLY
    312286   BLLN       WEINBERG            SCOTT E             1389 MONOMOY STREET
    312287   FR         TRYNER              ROBERT F            14212 N. 100 WEST
    312294   FR         JONES               JERRY D             29W 110 WOODLAND AV
    312295   FR         REX                 MICHAEL A           908 NE 109TH AVE
    312297   BLLN       CHURCH              DAVID AR            181 COUTANT STREET
    312298   FR         BROTHERTON          THOMAS H            234 WILLOW WOOD DR
    312299   FR         CHILLIS             MARY                3452 W HIRSH ST
    312300   FR         CHEEK               ETHEL LE            109 WEBBER LANE
    312302   FR         SAMS                MARCELLA            5121 VERMONT STREET
    312303   FR         CASSIDY             LEEANNE             121 FERN AVENUE
    312304   FR         COMBS               LARRY W             4814 CLIFF AVENUE
    312305   BLLN       ALDERSON            GLORIA              605 VESTER AVENUE
    312306   BLLN       WOODARD             JERRY G.            1009 SHILOH DRIVE
    312307   FR         GARCIA              JESUS E             1453 SHELL STREET
    312310   FR         FAILE               ROBERT R            1762 NAZARETH ROAD
    312312   FR         PANTHER JR          WILLIAM A           2214 MONTEREY PARK D
    312314   FR         PANTHER JR          WILLIAM A           2825 MONTEREY PARK
    312315   BLLN       HOLBERT             JAMES M             3306 WILLOW TREE RD
    312317   BLLN       MARKAHN             PAUL                5109 HUNTERS POINT L
    312318   FR         GEORGE              GERALDINE           545 BRYAN ROAD
    312319   FR         HARRISON            JAMES A             304 GREENMEADOW CIR

   LOAN NO           CITY              STATE        ZIP             COUNTY            ORIG BAL       UPB     UPB AS OF 03/01
-----------  ---------------------  -----------  ---------  -----------------------  -----------  ---------  ---------------
    312200   CORRYTON                   TN       37721      KNOX                      66,300.00   66,231.00      66,231.00
    312202   SENECA                     SC       29672      OCONEE                    34,700.00   34,534.90      34,534.90
    312203   GASTON                     IN       47342      DELAWARE                  35,200.00   35,190.69      35,190.69
    312204   NASHVILLE                  TN       37207      DAVIDSON                  68,000.00   67,741.55      67,741.55
    312205   WASHINGTON                 IN       47501      DAVIESS                   32,000.00   31,856.62      31,856.62
    312206   NASHVILLE                  TN       37206      DAVIDSON                  77,400.00   77,375.80      77,375.80
    312207   GIBSONVILLE                NC       27249      ALAMANCE                  51,000.00   50,988.57      50,988.57
    312208   GRAHAM                     NC       27253      ALAMANCE                 144,500.00   144,500.00    144,500.00
    312209   MURFREESBORO               TN       37129      RUTHERFORD               119,000.00   118,849.29    118,697.28
    312210   MAINEVILLE                 OH       45039      WARREN                   172,000.00   171,944.43    171,888.33
    312213   BALTIMORE                  MD       21217      BALTIMORE CITY            30,000.00   29,967.83      29,967.83
    312214   CANAL FULTON               OH       44614      STARK                     85,000.00   84,955.94      84,955.94
    312215   BLOOMINGTON                IN       47404      MONROE                    78,300.00   78,272.38      78,272.38
    312216   SALTILLO                   MS       38866      LEE                       21,500.00   21,500.00      21,500.00
    312218   GARDEN CITY                MI       48135      WAYNE                     68,850.00   68,826.76      68,826.76
    312219   SWANTON                    OH       43558      FULTON                    93,500.00   93,456.38      93,456.38
    312222   ELGIN                      SC       29045      KERSHAW                   50,000.00   49,985.37      49,985.37
    312224   TACOMA                     WA       98445      PIERCE                   109,600.00   109,497.32    109,497.32
    312225   DETROIT                    MI       48228      WAYNE                     34,400.00   34,389.37      34,378.63
    312226   GASTONIA                   NC       28052      GASTON                    29,500.00   29,442.07      29,442.07
    312227   LODI                       OH       44254      MEDINA                    56,000.00   55,981.90      55,981.90
    312229   HERMITAGE                  TN       37076      DAVIDSON                  25,900.00   25,781.78      25,781.78
    312230   IRMO                       SC       29063      RICHLAND                  73,950.00   73,920.92      73,920.92
    312232   SUMMERVILLE                SC       29485      DORCHESTER                77,350.00   77,164.24      77,164.24
    312233   MISHAWAKA                  IN       46545      ST. JOSEPH               103,600.00   103,552.68    103,552.68
    312235   CHICAGO                    IL       60636      COOK                      54,400.00   54,373.24      54,373.24
    312239   GABLE                      SC       29051      SUMTER                    34,900.00   34,835.53      34,835.53
    312240   FALL BRANCH                TN       37656      WASHINGTON                30,000.00   29,855.22      29,855.22
    312242   TACOMA                     WA       98442      PIERCE                   156,825.00   156,772.05    156,772.05
    312243   SUMTER                     SC       29150      SUMTER                    64,600.00   64,600.00      64,600.00
    312244   COLLEGE GROVE              TN       37046      WILLIAMSON                67,900.00   67,872.06      67,872.06
    312245   KNOXVILLE                  TN       37919      KNOX                      71,825.00   71,654.51      71,654.51
    312246   GARY                       IN       46409      LAKE                      41,250.00   41,216.80      41,216.80
    312247   MILLEDGEVILLE              GA       31061      BALDWIN                   23,100.00   22,825.77      22,825.77
    312248   DETROIT                    MI       48204      WAYNE                     20,000.00   19,995.00      19,995.00
    312249   MARYVILLE                  TN       37804      BLOUNT                    70,400.00   70,358.56      70,358.56
    312250   NASHVILLE                  TN       37221      DAVIDSON                  25,000.00   24,981.50      24,981.50
    312251   CEDAR HILL                 TN       37032      ROBERTSON                 41,650.00   41,615.35      41,615.35
    312255   TOLEDO                     OH       43605      LUCAS                     55,250.00   55,233.11      55,233.11
    312256   OXFORD                     MI       48371      OAKLAND                  213,300.00   213,210.36    213,210.36
    312257   MADISON HEIGHTS            MI       48071      OAKLAND                   68,670.00   68,642.41      68,642.41
    312260   SILVERTON                  OR       97381      MARION COUNTY            170,000.00   169,929.48    169,929.48
    312264   GREGORY                    MI       48137      WASHTENAW                 58,200.00   58,186.55      58,186.55
    312265   SUMTER                     SC       29154      SUMTER                    17,250.00   17,246.14      17,246.14
    312266   CLEVELAND                  OH       44109      CUYAHOGA                  42,500.00   42,401.62      42,401.62
    312267   MEMPHIS                    TN       38134      SHELBY                    57,500.00   57,358.70      57,358.70
    312269   MARIETTA                   GA       30068      COBB                      55,000.00   54,790.77      54,790.77
    312270   NASHVILLE                  TN       37211      DAVIDSON                  82,125.00   82,092.36      82,092.36
    312272   MARION                     OH       43302      MARION                    39,500.00   39,476.80      39,476.80
    312274   NORWAY                     SC       29113      ORANGEBURG                59,500.00   59,428.49      59,428.49
    312275   MASSILLON                  OH       44647      STARK                     59,200.00   59,172.08      59,172.08
    312276   DETROIT                    MI       48206      WAYNE                     16,000.00   15,918.25      15,918.25
    312279   BATON ROUGE                LA       70811      EAST BATON ROUGE          40,500.00   39,899.38      39,899.38
    312280   JACKSON                    TN       38305      MADISON                   32,000.00   31,934.47      31,934.47
    312283   AKRON                      OH       44320      SUMMIT                    62,250.00   62,237.32      62,237.32
    312284   CLEVELAND                  OH       44105      CUYAHOGA                  40,550.00   40,400.18      40,400.18
    312285   PONTIAC                    MI       48340      OAKLAND                   46,750.00   46,731.22      46,731.22
    312286   AURORA                     IL       60506      KANE                      16,500.00   16,492.66      16,492.66
    312287   SUMMITVILLE                IN       46035      MADISON                   20,000.00   19,918.38      19,918.38
    312294   WEST CHICAGO               IL       60185      DUPAGE                    58,000.00   57,748.43      57,748.43
    312295   PORTLAND                   OR       97220      MULTNOMAH                 84,000.00   83,946.64      83,946.64
    312297   FLUSHING                   MI       48433      GENESEE                   88,315.00   88,279.53      88,279.53
    312298   CHIPPEWA LAKE              OH       44215      MEDINA                    90,000.00   89,972.48      89,972.48
    312299   CHICAGO                    IL       60651      COOK                      55,000.00   54,866.69      54,866.69
    312300   UNION                      SC       29379      UNION                     22,000.00   21,953.62      21,953.62
    312302   GARY                       IN       46409      LAKE                      56,250.00   56,229.05      56,229.05
    312303   NASHVILLE                  TN       37207      DAVIDSON                  55,165.00   55,139.53      55,139.53
    312304   LOUISVILLE                 KY       40215      JEFFERSON                 31,135.00   31,101.07      31,101.07
    312305   NASHVILLE                  TN       37207      DAVIDSON                  50,400.00   50,383.35      50,383.35
    312306   SPRINGFIELD                TN       37073      Robertson                 84,800.00   84,774.07      84,774.07
    312307   HAMMOND                    IN       46320      LAKE                      40,000.00   39,817.08      39,817.08
    312310   LEXINGTON                  SC       29073      LEXINGTON                 12,584.00   12,569.56      12,569.56
    312312   GASTONIA                   NC       28054      GASTON                    46,900.00   46,885.31      46,885.31
    312314   GASTONIA                   NC       28054      GASTON                    63,425.00   63,380.44      63,380.44
    312315   SEVIERVILLE                TN       37862      SEVIER                    43,500.00   43,477.75      43,477.75
    312317   HERMITAGE                  TN       37076      DAVIDSON                  52,875.00   52,761.88      52,761.88
    312318   CLARKSVILLE                TN       37043      MONTGOMERY                25,000.00   24,816.45      24,816.45
    312319   ANDERSON                   SC       29624      ANDERSON                  48,500.00   48,264.09      48,264.09

   LOAN NO      P&I       RATE         ORIG TERM        CLTV
-----------  ---------  ---------  -----------------  ---------
    312200      545.43     9.2500            180         0.8500
    312202      309.66    10.2000            180         0.5783
    312203      371.58    12.3500            180         0.8000
    312204      842.55    12.6000            180         0.8500
    312205      360.70    10.8500            180         0.8000
    312206      772.40    11.6000            180         0.9000
    312207      567.75    13.0900            180         0.7500
    312208    1,525.39    12.3500            180         0.8500
    312209    1,172.13    10.3000            240         0.7727
    312210    1,696.74    11.4500            180         0.7478
    312213      276.67    10.6000            180         0.7143
    312214      699.27     9.2500            360         0.8500
    312215      748.63    11.0500            360         0.9000
    312216      330.60    13.7500            120         0.5000
    312218      668.71    11.2500            360         0.8500
    312219      803.31     9.7500            360         0.8500
    312222      510.46    11.9000            180         0.7692
    312224      941.63     9.7500            360         0.8000
    312225      344.60    11.6500            180         0.8000
    312226      357.85    12.2000            180         0.5086
    312227      552.43    11.4500            180         0.8000
    312229      288.71    10.6500            180         0.3278
    312230      679.22    10.5500            180         0.8500
    312232      833.57    10.0500            180         0.8500
    312233      897.70     9.8500            360         0.8000
    312235      589.04    12.7000            360         0.8500
    312239      437.90    12.8400            180         0.6712
    312240      399.78    10.2000            120         0.4839
    312242    1,523.18    11.2500            360         0.8500
    312243      624.49    11.1900            180         0.8500
    312244      777.20    13.4900            180         0.8083
    312245      780.65    10.2000            180         0.8500
    312246      435.45    12.3500            180         0.7500
    312247      527.37    13.1500             60         0.5133
    312248      215.00    12.6000            180         0.7407
    312249      774.91    12.9300            180         0.8000
    312250      235.25    10.8500            180         0.1852
    312251      375.09    10.3100            180         0.8500
    312255      555.58    11.7000            360         0.8500
    312256    1,909.80    10.2400            360         0.9000
    312257      625.59    10.4500            360         0.9000
    312260    1,529.69    10.3000            180         0.8500
    312264      641.53    12.9500            180         0.6000
    312265      192.17    13.1000            180         0.7500
    312266      468.48    10.4500            180         0.8500
    312267      610.88     9.8000            180         0.6845
    312269      681.11    12.5900            180         0.7922
    312270      751.23    10.5000            360         0.9000
    312272      307.93     8.6500            360         0.6475
    312274      602.05    10.7000            240         0.8500
    312275      506.45     9.7000            180         0.8000
    312276      204.42     9.2000            120         0.4923
    312279      471.57    11.4400            180         0.7500
    312280      379.13    11.7600            180         0.8000
    312283      713.51    13.5100            180         0.7500
    312284      477.60     9.7000            144         0.8110
    312285      425.89    10.4500            180         0.8500
    312286      184.46    13.1500            180         0.7500
    312287      238.11    11.8500            180         0.7755
    312294      666.53    11.2000            180         0.4143
    312295      835.05    11.5500            360         0.8000
    312297      804.55    10.4500            180         0.8500
    312298      905.02    11.7000            360         0.7317
    312299      589.35     9.9500            180         0.6322
    312300      256.30    11.4500            180         0.8000
    312302      527.20    10.8000            360         0.9000
    312303      475.98     9.8000            360         0.8500
    312304      330.75    11.4400            240         0.8500
    312305      493.35    11.3500            180         0.9000
    312306      852.73    11.7000            180         0.8000
    312307      445.39    10.6300            180         0.7143
    312310      130.32    11.0500            240         0.8500
    312312      467.67    11.5900            360         0.7949
    312314      608.33    11.0900            360         0.8457
    312315      467.64    12.6000            180         0.7250
    312317      557.76    12.3400            180         0.7500
    312318      296.61     9.8500            144         0.2551
    312319      537.62    10.5500            180         0.6818

                         EQUIVANTAGE--1997-1 LOAN LIST

                                                                                NOTE       FIRST     MATURITY     NEXT PMT
  LOAN NO        REM TERM           AM TERM       SALES PRICE     APPR VAL      DATE        PMT        DATE         DATE
-----------  -----------------  ---------------  --------------  -----------  ---------  ---------  -----------  -----------

    312200             178               360             0.00      78000.00   16-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312202             178               360             0.00      60000.00   18-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97
    312203             179               360             0.00      44000.00   18-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312204             178               180             0.00      80000.00   16-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312205             178               180             0.00      40000.00   16-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312206             179               360             0.00      86000.00   13-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312207             179               360             0.00      68000.00   16-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312208             180               360             0.00     170000.00   16-Dec-96  15-Feb-97   15-Jan-12    15-Feb-97
    312209             239               240             0.00     154000.00   13-Dec-96  01-Feb-97   01-Jan-17    01-Mar-97
    312210             179               360             0.00     230000.00   16-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312213             179               360             0.00      42000.00   23-Dec-96  15-Feb-97   15-Jan-12    15-Mar-97
    312214             359               360             0.00     100000.00   14-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312215             359               360             0.00      87000.00   19-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312216             120               120             0.00      43000.00   17-Dec-96  01-Feb-97   01-Jan-07    01-Feb-97
    312218             359               360             0.00      81000.00   20-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312219             359               360             0.00     110000.00   17-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312222             179               360             0.00      65000.00   16-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312224             358               360             0.00     137000.00   17-Dec-96  01-Feb-97   01-Jan-27    01-Apr-97
    312225             179               360             0.00      43000.00   07-Jan-97  01-Feb-97   01-Jan-12    01-Mar-97
    312226             179               180             0.00      58000.00   20-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312227             179               360             0.00      70000.00   16-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312229             178               180             0.00      79000.00   19-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97
    312230             179               360             0.00      87000.00   16-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312232             179               180             0.00      91000.00   16-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312233             359               360             0.00     129500.00   17-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312235             358               360             0.00      64000.00   18-Dec-96  15-Jan-97   15-Dec-26    15-Mar-97
    312239             179               180             0.00      52000.00   17-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312240             119               120             0.00      62000.00   17-Dec-96  15-Feb-97   15-Jan-07    15-Mar-97
    312242             359               360        184500.00     184500.00   17-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312243             180               360             0.00      76000.00   19-Dec-96  01-Feb-97   01-Jan-12    01-Feb-97
    312244             178               360             0.00      84000.00   19-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97
    312245             179               180             0.00      84500.00   17-Dec-96  15-Feb-97   15-Jan-12    15-Mar-97
    312246             178               360             0.00      55000.00   17-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312247              59                60             0.00      45000.00   18-Dec-96  01-Feb-97   01-Jan-02    01-Mar-97
    312248             179               360             0.00      27000.00   20-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312249             179               360             0.00      88000.00   17-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312250             178               360             0.00     135000.00   17-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312251             178               360             0.00      49000.00   17-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312255             359               360             0.00      65000.00   19-Dec-96  15-Feb-97   15-Jan-27    15-Mar-97
    312256             359               360             0.00     237000.00   17-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312257             359               360             0.00      76300.00   18-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312260             179               360             0.00     200000.00   27-Dec-96  15-Feb-97   15-Jan-12    15-Mar-97
    312264             179               360             0.00      97000.00   19-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312265             179               360             0.00      23000.00   18-Dec-96  15-Feb-97   15-Jan-12    15-Mar-97
    312266             179               180             0.00      50000.00   18-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312267             179               180             0.00      84000.00   18-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312269             178               180             0.00     198000.00   17-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312270             359               360         91250.00      91250.00   19-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312272             359               360             0.00      61000.00   19-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312274             239               240             0.00      70000.00   18-Dec-96  01-Feb-97   01-Jan-17    01-Mar-97
    312275             179               360             0.00      74000.00   20-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312276             119               120             0.00      32500.00   19-Dec-96  01-Feb-97   01-Jan-07    01-Mar-97
    312279             178               180             0.00      54000.00   19-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312280             179               180             0.00      40000.00   20-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312283             179               360             0.00      83000.00   18-Dec-96  15-Feb-97   15-Jan-12    15-Mar-97
    312284             143               144             0.00      50000.00   19-Dec-96  01-Feb-97   01-Jan-09    01-Mar-97
    312285             179               360             0.00      55000.00   19-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312286             178               360         25500.00      22000.00   18-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312287             178               180             0.00     103000.00   18-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97
    312294             178               180             0.00     140000.00   18-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312295             358               360             0.00     105000.00   19-Dec-96  15-Jan-97   15-Dec-26    15-Mar-97
    312297             179               360             0.00     103900.00   18-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312298             359               360             0.00     123000.00   19-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312299             179               180             0.00      87000.00   19-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312300             179               180             0.00      27500.00   18-Dec-96  15-Feb-97   15-Jan-12    15-Mar-97
    312302             359               360             0.00      62500.00   18-Dec-96  15-Feb-97   15-Jan-27    15-Mar-97
    312303             359               360         64900.00      64900.00   18-Dec-96  15-Feb-97   15-Jan-27    15-Mar-97
    312304             239               240             0.00      80000.00   19-Dec-96  01-Feb-97   01-Jan-17    01-Mar-97
    312305             179               360             0.00      56000.00   18-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312306             179               360             0.00     106000.00   18-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312307             178               180             0.00      56000.00   20-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97
    312310             239               240             0.00      82000.00   18-Dec-96  15-Feb-97   15-Jan-17    15-Mar-97
    312312             359               360             0.00      59000.00   20-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312314             358               360             0.00      75000.00   20-Dec-96  15-Jan-97   15-Dec-26    15-Mar-97
    312315             178               360             0.00      60000.00   19-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
    312317             178               360             0.00      70500.00   18-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97
    312318             142               144             0.00      98000.00   19-Dec-96  15-Jan-97   15-Dec-08    15-Mar-97
    312319             178               180             0.00      99000.00   18-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97

              NEXT PMT
  LOAN NO    AS OF 03/01      PROPTYPE           UNITS           OCCUP          LIEN       LIEN BAL         PURPOSE
-----------  -----------  -----------------  -------------  ---------------     -----     -----------  -----------------
    312200    15-Mar-97               1                1               1             18            0               4
    312202    01-Apr-97               1                1               1             18            0               3
    312203    01-Mar-97               1                1               1             18            0               3
    312204    15-Mar-97               1                1               1             18            0               3
    312205    15-Mar-97               1                1               1             18            0               2
    312206    01-Mar-97               1                1               1             18            0               3
    312207    01-Mar-97               1                1               1             18            0               3
    312208    15-Feb-97               1                1               1             18            0               3
    312209    01-Apr-97               3                1               1             18            0               4
    312210    01-Apr-97               1                1               1             18            0               3
    312213    15-Mar-97               6                1               1             18            0               3
    312214    01-Mar-97               1                1               1             18            0               3
    312215    01-Mar-97               1                1               1             18            0               4
    312216    01-Feb-97               1                1               1             18            0               3
    312218    01-Mar-97               1                1               1             18            0               4
    312219    01-Mar-97               1                1               1             18            0               4
    312222    01-Mar-97               8                1               1             18            0               2
    312224    01-Apr-97               1                1               1             18            0               4
    312225    01-Apr-97               1                1               1             18            0               4
    312226    01-Mar-97               1                1               1             18            0               3
    312227    01-Mar-97               1                1               1             18            0               3
    312229    01-Apr-97               1                1               1             18            0               2
    312230    01-Mar-97               1                1               1             18            0               3
    312232    01-Mar-97               1                1               1             18            0               3
    312233    01-Mar-97               1                1               1             18            0               4
    312235    15-Mar-97               1                1               1             18            0               3
    312239    01-Mar-97               8                1               1             18            0               3
    312240    15-Mar-97               1                1               1             18            0               3
    312242    01-Mar-97               1                1               1             18            0               1
    312243    01-Feb-97               1                1               1             18            0               3
    312244    01-Apr-97               1                1               1             18            0               4
    312245    15-Mar-97               1                1               1             18            0               4
    312246    15-Mar-97               1                1               1             18            0               3
    312247    01-Mar-97               1                1               1             18            0               3
    312248    01-Mar-97               1                1               1             18            0               3
    312249    01-Mar-97               1                1               1             18            0               4
    312250    15-Mar-97               3                1               1             18            0               3
    312251    15-Mar-97               1                1               1             18            0               4
    312255    15-Mar-97               1                1               1             18            0               4
    312256    01-Mar-97               1                1               1             18            0               4
    312257    01-Mar-97               1                1               1             18            0               4
    312260    15-Mar-97               1                1               1             18            0               3
    312264    01-Mar-97               1                1               1             18            0               3
    312265    15-Mar-97               1                1               3             18            0               3
    312266    01-Mar-97               1                1               1             18            0               4
    312267    01-Mar-97               1                1               1             18            0               4
    312269    15-Mar-97               1                1               1             38       101863               3
    312270    01-Mar-97               1                1               1             18            0               1
    312272    01-Mar-97               1                1               1             18            0               3
    312274    01-Mar-97               1                1               1             18            0               2
    312275    01-Mar-97               1                1               1             18            0               3
    312276    01-Mar-97               1                1               1             18            0               4
    312279    15-Mar-97               1                1               3             18            0               3
    312280    01-Mar-97               1                1               1             18            0               4
    312283    15-Mar-97               1                1               1             18            0               4
    312284    01-Mar-97               1                1               3             18            0               3
    312285    01-Mar-97               1                1               1             18            0               4
    312286    15-Mar-97               3                1               1             18            0               1
    312287    01-Apr-97               1                1               1             38        59873               3
    312294    15-Mar-97               1                1               1             18            0               3
    312295    15-Mar-97               1                1               1             18            0               3
    312297    01-Mar-97               1                1               1             18            0               4
    312298    01-Mar-97               1                1               1             18            0               3
    312299    01-Mar-97               1                1               1             18            0               3
    312300    15-Mar-97               1                1               1             18            0               3
    312302    15-Mar-97               1                1               1             18            0               4
    312303    15-Mar-97               1                1               1             18            0               1
    312304    01-Mar-97               1                1               1             38        36865               3
    312305    01-Mar-97               1                1               1             18            0               2
    312306    01-Mar-97               1                1               1             18            0               4
    312307    01-Apr-97               1                1               1             18            0               3
    312310    15-Mar-97               8                1               1             38        57116               3
    312312    01-Mar-97               1                1               3             18            0               2
    312314    15-Mar-97               1                1               1             18            0               2
    312315    15-Mar-97               1                1               1             18            0               3
    312317    01-Apr-97               1                1               1             18            0               3
    312318    15-Mar-97               1                1               1             18            0               3
    312319    01-Apr-97               1                1               1             38        19000               3

                            BNK RUP                                               NEXT INT       PERIODIC         LIFE
   LOAN NO       GRADE      DISCHARGE       SECT 32        MARGIN        INDEX      CHANGE           CAP            CAP

-----------  -----------  ------------  -------------  -------------  ---------  -----------  ---------------     -----
    312200            A        --                 F              0                   --                  0              0
    312202            A        --                 F              0                   --                  0              0
    312203            C        --                 F              0                   --                  0              0
    312204            B        --                 F              0                   --                  0              0
    312205            B        --                 F              0                   --                  0              0
    312206            B     01-Dec-90             F              0                   --                  0              0
    312207            C        --                 F              0                   --                  0              0
    312208            B        --                 F              0                   --                  0              0
    312209            A        --                 F              0                   --                  0              0
    312210            B        --                 F              0                   --                  0              0
    312213            B        --                 T              0                   --                  0              0
    312214            B        --                 F           6.25    6MLIB       01-Jan-99            1.5              7
    312215            A        --                 F              0                   --                  0              0
    312216            C        --                 F              0                   --                  0              0
    312218            B        --                 F           8.25    6MOLIB      01-Jan-99            1.5              7
    312219            A        --                 F              7    6MOLIB      01-Jul-97            1.5              7
    312222            A     01-Jun-92             F              0                   --                  0              0
    312224            B        --                 F              0                   --                  0              0
    312225            B        --                 T              0                   --                  0              0
    312226            C        --                 F              0                   --                  0              0
    312227            B        --                 F              0                   --                  0              0
    312229            A        --                 F              0                   --                  0              0
    312230            A        --                 F              0                   --                  0              0
    312232            A        --                 F              0                   --                  0              0
    312233            B        --                 F              0                   --                  0              0
    312235            A        --                 T              0                   --                  0              0
    312239            B        --                 F              0                   --                  0
    312240            A        --                 F              0                   --                  0              0
    312242            B        --                 F           8.25    6MLIB       01-Jan-99            1.5              7
    312243            A        --                 F              0                   --                  0              0
    312244            B        --                 F              0                   --                  0              0
    312245            A        --                 F              0                   --                  0              0
    312246            C     24-Jan-92             F              0                   --                  0              0
    312247            C        --                 F              0                   --                  0              0
    312248            B        --                 T              0                   --                  0              0
    312249            C        --                 F              0                   --                  0              0
    312250            A        --                 F              0                   --                  0              0
    312251            A     01-Jan-94             F              0                   --                  0              0
    312255            B        --                 F              0                   --                  0              0
    312256            A        --                 F           6.74    6MOLIB      01-Jan-99            1.5              7
    312257            A        --                 F           6.95    6MLIB       01-Jan-99            1.5              7
    312260            A        --                 F              0                   --                  0              0
    312264            B     10-Mar-88             F              0                   --                  0              0
    312265            B        --                 F              0                   --                  0              0
    312266            A        --                 F              0                   --                  0              0
    312267            A        --                 F              0                   --                  0              0
    312269            B        --                 F              0                   --                  0              0
    312270           A+        --                 F              0                   --                  0              0
    312272            B        --                 F           5.65    6MOLIB      01-Jan-99            1.5              7
    312274            A        --                 F              0                   --                  0              0
    312275            A     01-Dec-87             F              0                   --                  0              0
    312276            A        --                 F              0                   --                  0              0
    312279            A        --                 F              0                   --                  0              0
    312280            B        --                 F              0                   --                  0              0
    312283            C     01-Jan-96             F              0                   --                  0              0
    312284            A        --                 F              0                   --                  0              0
    312285            A        --                 F              0                   --                  0              0
    312286            B        --                 F              0                   --                  0              0
    312287            B        --                 F              0                   --                  0              0
    312294            B        --                 F              0                   --                  0              0
    312295            B        --                 F              0                   --                  0              0
    312297            B        --                 F              0                   --                  0              0
    312298            B     02-Apr-92             F              0                   --                  0              0
    312299            A        --                 F              0                   --                  0              0
    312300            A        --                 F              0                   --                  0              0
    312302            A        --                 F              0                   --                  0              0
    312303            A        --                 F              0                   --                  0              0
    312304            A        --                 F              0                   --                  0              0
    312305            A        --                 F              0                   --                  0              0
    312306            B        --                 F              0                   --                  0              0
    312307            B        --                 F              0                   --                  0              0
    312310            A        --                 F              0                   --                  0              0
    312312            B        --                 F              0                   --                  0              0
    312314            B        --                 F              0                   --                  0              0
    312315            C     03-Jun-96             F              0                   --                  0              0
    312317            B        --                 F              0                   --                  0              0
    312318            A        --                 F              0                   --                  0              0
    312319            A        --                 F              0                   --                  0              0


                         EQUIVANTAGE--1997-1 LOAN LIST

                                                 PRE PMT
  LOAN NO         FLOOR          CEILING           PEN             DOC LEVEL
-----------  ---------------  -------------  ---------------  -------------------
    312200          0                   0           P                  F
    312202          0                   0                              F
    312203          0                   0           P                  F
    312204          0                   0                              F
    312205          0                   0           P                  F
    312206          0                   0           P                  F
    312207          0                   0                              F
    312208          0                   0                              F
    312209          0                   0                              F
    312210          0                   0           P                  F
    312213          0                   0                              F
    312214        9.25              16.25           P                  F
    312215          0                   0           P                  F
    312216          0                   0           P                  F
    312218        11.25             18.25           P                  F
    312219        10.75             16.75           P                  F
    312222          0                   0                              F
    312224          0                   0                              F
    312225          0                   0                              F
    312226          0                   0                              F
    312227          0                   0           P                  F
    312229          0                   0           P                  L
    312230          0                   0                              F
    312232          0                   0                              F
    312233          0                   0           P                  F
    312235          0                   0                              F
    312239          0                   0                              F
    312240          0                   0                              F
    312242        11.25             18.25                              F
    312243          0                   0                              F
    312244          0                   0                              F
    312245          0                   0                              F
    312246          0                   0           P                  F
    312247          0                   0           P                  F
    312248          0                   0                              F
    312249          0                   0                              F
    312250          0                   0           P                  F
    312251          0                   0           P                  F
    312255          0                   0           P                  F
    312256        10.24             17.24           P                  F
    312257        10.45             17.45                              F
    312260          0                   0           P                  F
    312264          0                   0           P                  F
    312265          0                   0                              F
    312266          0                   0           P                  F
    312267          0                   0           P                  F
    312269          0                   0                              F
    312270          0                   0                              F
    312272        8.65              15.65           P                  F
    312274          0                   0                              F
    312275          0                   0           P                  F
    312276          0                   0           P                  F
    312279          0                   0                              F
    312280          0                   0                              F
    312283          0                   0           P                  F
    312284          0                   0           P                  F
    312285          0                   0           P                  F
    312286          0                   0                              F
    312287          0                   0           P                  F
    312294          0                   0                              F
    312295          0                   0           P                  F
    312297          0                   0           P                  F
    312298          0                   0           P                  F
    312299          0                   0                              F
    312300          0                   0                              F
    312302          0                   0           P                  F
    312303          0                   0           P                  F
    312304          0                   0                              F
    312305          0                   0           P                  F
    312306          0                   0                              F
    312307          0                   0                              F
    312310          0                   0                              F
    312312          0                   0                              F
    312314          0                   0                              F
    312315          0                   0                              F
    312317          0                   0                              F
    312318          0                   0           P                  F
    312319          0                   0                              F

                         EQUIVANTAGE--1997-1 LOAN LIST

   LOAN NO     TYPE          LASTNAME           FIRSTNAME                                   ADDRESS
-----------  ---------  ------------------  ------------------  ----------------------------------------------------------------
 312320      BLLN       COODE III           CHARLES D           4821 BARCLAY SQ DR
 312322      ARM2-28    CRENSHAW            PAMELA K            226 HENNING
 312324      FR         ANDERSON            WAYNE               608 WITHROW
 312326      ARM2-28    HOSANGADI           ASHOK B             10410 ONEIDA
 312328      FR         GRIFFIN             NELLIE L            108 JASMINE DR
 312331      BLLN       CLARK               RENA                944 ANSEL ROAD
 312332      BLLN       R MITCHELL          LAWRENCE            9138 N NICHOLSON
 312333      BLLN       A HARDISON          CHARLENE            735 GEN GEORGE PATT
 312334      BLLN       JACKSON             DARRELL E           102E 2ND AVENUE
 312336      FR         JORDAN              ROGER               2778 FLANNAGAN ROAD
 312337      FR         BARTON              ROBERT              535 KITTI WAKE
 312340      BLLN       OGLETREE            DEBORAH J           1716 TENNYSON AVENUE
 312342      FR         LUKE                DOUGLAS             213 DWAYNE STREET
 312344      BLLN       GARRETT             DERRICK E           2409 HARMONY WAY
 312346      BLLN       BRONER              HOWARD F            9665 PINEHURST
 312347      ARM2-28    FLOOD               MARK A              233 BATH STREET
 312349      ARM2-28    CHAFE               JOHN E.             1945 SPRINGFIELD LAK
 312354      FR         MCKAY               DANNY E.            5215 INDIANA AVENUE
 312355      FR         HOWARD JR           SIDNEY              1278 AVONDALE CIRCLE
 312356      FR         WINGATE             WILLIE L            805 BUTLER LANE
 312359      FR         HALEY               FANNIE              324 ROYAL AVENUE
 312363      FR         POTIER              WHITNEY             5029 BRIDGE STREET H
 312364      BLLN       ADAMS               CHARLES E           3288W 54TH ST
 312366      BLLN       SUTTON              DAISY L             1610N 22ND AVENUE
 312367      FR         DAVIDSON            TIMOTHY E           1272 PIROS DRIVE
 312369      BLLN       A EVETTS            CHRISTOPH           3143 CROSSWOOD DR
 312374      BLLN       BEASLEY             TERRY JO            2009 COLLEGE VIEW RO
 312377      BLLN       JOHNSON             BRENDA M            819 S KENWOOD AVE
 312378      FR         TOLER JR            ARNOLD G            122 ASHDOWN DRIVE
 312379      FR         FODEY               JOE                 4573 MOUNT RUSHMORE
 312380      ARM2-28    STROTHER            HARRISON            14111 OAK PARK BLVD
 312383      ARM2-28    RICHARDSON          HENRY W             417 OLD SAYBROOK DR
 312384      BLLN       THOMPSON            ESTELENE            1304 CEDARBEND COURT
 312385      ARM        STATHAM             MICHAEL             10209 NEW FOREST CT
 312386      FR         FOSTER              EVELYN              10014 LITTLEFIELD
 312387      FR         CANLAS              JOSEPH J            3621 DELILLE STREET
 312389      FR         J CRAWFORD JR       BRANTLEY            6400 FULTON DRIVE
 312390      FR         TWYMAN              MICHAEL             1206 NASHVILLE CIRCL
 312392      FR         TURNER              LAURA               9719 SOUTH DOBSON
 312393      FR         FARJOODI            ABOLGHAS            2817 HIGHLAND PLACE
 312394      FR         MILLER              HERBERT VANEMET     14551 DUANE ROAD
 312395      BLLN       SEYMORE             RICHARD C           1143NW SCHNEIDER XING
 312396      FR         HOOVER              ANDREA L            8142 CASTLE ROCK DR.
 312398      FR         BASS                JOYCE G.            106 ESTELLE AVENUE]
 312399      FR         FIELDER JR          CONNIE L            610 RUSSELL STREET
 312402      FR         BATCHELOR           LARRY               2914 S NEBRASKA ST
 312404      ARM2-28    ANNICK              WILLIAM J           1629 UNION AVENUE
 312406      FR         THOMAS              BEVERLY             218 HOLSTON VIEW DR
 312407      FR         NIEDZWIECKI         DAVID S             9744 SILVERCREEK RD
 312408      FR         CALHOUN             DOROTHY             1411 WEST 110TH STRE
 312409      ARM        O'CAMPO             ALFRED              911 GARNOA DRIVE
 312410      FR         HOLMES              SERESA              4701 WINDMERE CHASE
 312412      FR         GOODE III           EZEKIEL             6601 HWY 702
 312413      BLLN       COX                 DEBORAH             107 ROSE LEA AVENUE
 312414      FR         WILLIS              MARY L              10006 S WENTWORTH AVE
 312415      ARM2-28    WAKELEE             DONALD D            15416 RAMAGE AVENUE
 312417      BLLN       S HARRIS            WILLIE A            601 EAST COOPER ST
 312418      BLLN       CLINARD             DAVID M.            1170 HARRISTOWN ROAD
 312420      ARM2-28    SWEENEY             ROGER L             516 E LINCOLN WAY
 312422      BLLN       NELSON              JUNE B.             249 DISTON LANE
 312423      FR         DIAZ                DOMINGO             2485 CADILLAC DRIVE
 312425      FR         MOORE               ROBERT C            7 BRIARWOOD LANE
 312426      FR         GALLOWAY            ROBERT W            4840 ALLISON DRIVE
 312427      FR         CARROUTHERS         DEWEY N             868 WHITEHAVEN LANE
 312428      FR         HILLMAN\SMITH       NINA B.             P BOX 276
 312429      FR         MARTIN              DELLA H.            5097 CRESSER
 312433      FR         THIGPEN             MARIA               141 SOUTH FIRST STR
 312434      BLLN       JORDAN              SHARON K            14063 COLLINGHAM
 312435      ARM        HENDERSON           BOBBY N             866 WOODLAND TRCE L
 312436      FR         SYLVESTER           LEROY JA            1023 STEPHANIE DRIVE
 312439      FR         HOWLAND             JOHN D              125 SMITH STREET
 312441      BLLN       MAYHUGH             BRUCE S             1034 WALLER ROAD
 312442      FR         HUNTER              EDGAR S.            313 KINGVIEW DRIVE
 312444      FR         JOHNSON             ANGELO              865 WARRINGTON ROAD
 312445      BLLN       FOSTER              J S                 404 CHEROKEE STREET
 312446      BLLN       MORRIS              JO A                8126 QUEENS AVENUE
 312448      BLLN       DIONISIO            ROLAND              27866 OSMUN
 312449      ARM2-28    BERCHEM             DANIEL P            34731 RHONSWOOD

   LOAN NO           CITY              STATE        ZIP             COUNTY            ORIG BAL       UPB     UPB AS OF 03/01
-----------  ---------------------  -----------  ---------  -----------------------  -----------  ---------  ---------------
 312320      NASHVILLE                  TN       37013      DAVIDSON                  64,600.00   64,580.90      64,580.90
 312322      NOVI                       MI       48377      OAKLAND                   40,000.00   39,982.57      39,982.57
 312324      CENTRAL CITY               KY       42330      MUHLENBERG                31,000.00   31,000.00      30,855.89
 312326      OAK PARK                   MI       48237      OAKLAND                  117,300.00   116,342.30    116,342.30
 312328      GREENVILLE                 SC       29611      GREENVILLE                20,000.00   19,898.12      19,898.12
 312331      CLEVELAND                  OH       44103      CUYAHOGA                  29,600.00   29,583.67      29,583.67
 312332      FOWLERVILLE                MI       48836      LIVINGSTON                96,350.00   96,319.88      96,319.88
 312333      NASHVILLE                  TN       37221      DAVIDSON                  42,000.00   41,984.83      41,984.83
 312334      CENTRAL CITY               KY       42330      MUHLENBERG                36,000.00   35,980.84      35,980.84
 312336      GREENVILLE                 MS       38701      WASHINGTON                47,600.00   47,600.00      47,600.00
 312337      WEST COLUMBIA              SC       29170      LEXINGTON                 85,662.00   85,626.10      85,626.10
 312340      DAYTON                     OH       45406      MONTGOMERY                54,400.00   54,387.84      54,387.84
 312342      CHAUVIN                    LA       70344      TERREBONNE                48,731.00   48,633.46      48,633.46
 312344      EVANSVILLE                 IN       47720      VANDERBURGH               53,550.00   53,531.32      53,531.32
 312346      DETROIT                    MI       48204      WAYNE                     19,875.00   19,865.67      19,865.67
 312347      ELYRIA                     OH       44035      LORAIN                    50,000.00   49,971.23      49,971.23
 312349      AKRON                      OH       44312      SUMMIT                    75,600.00   75,498.50      75,498.50
 312354      NASHVILLE                  TN       37209      DAVIDSON                  46,000.00   45,764.97      45,764.97
 312355      NASHVILLE                  TN       37207      DAVIDSON                  53,125.00   53,096.42      53,096.42
 312356      FLORENCE                   SC       29501      FLORENCE                  49,300.00   49,239.59      49,179.80
 312359      ROCKFORD                   IL       61101      WINNEBAGO                 28,000.00   27,967.40      27,967.40
 312363      SAINT MARTINVILLE          LA       70582      SAINT MARTIN              25,200.00   25,151.90      25,151.90
 312364      CLEVELAND                  OH       44102      CUYAHOGA                  47,250.00   47,232.59      47,232.59
 312366      NASHVILLE                  TN       37208      DAVIDSON                  36,000.00   35,985.54      35,985.54
 312367      COLORADO SPRINGS           CO       80922      EL PASO                   22,200.00   22,138.75      22,138.75
 312369      NASHVILLE                  TN       37214      Davidson                  69,600.00   69,583.50      69,583.50
 312374      MURFREESBORO               TN       37130      RUTHERFORD               112,000.00   111,956.44    111,956.44
 312377      INDIANAPOLIS               IN       46225      MARION                    18,320.00   18,314.88      18,314.88
 312378      SIMPSONVILLE               SC       29681      GREENVILLE                62,900.00   62,827.81      62,827.81
 312379      GAHANNA                    OH       43230      FRANKLIN                 107,000.00   107,000.00    107,000.00
 312380      OAK PARK                   MI       48237      OAKLAND                  110,400.00   110,343.44    110,343.44
 312383      COLUMBIA                   SC       29210      LEXINGTON                112,200.00   112,154.92    112,154.92
 312384      MOUNT JULIET               TN       37122      WILSON                    85,850.00   85,782.21      85,782.21
 312385      ELLICOTT CITY              MD       21042      HOWARD                   301,543.00   301,403.80    301,403.80
 312386      DETROIT                    MI       48227      WAYNE                     40,000.00   39,920.69      39,920.69
 312387      CHALMETTE                  LA       70043      SAINT BERNARD             29,000.00   28,970.69      28,970.69
 312389      LIZELLA                    GA       31052      BIBB                      88,825.00   88,797.83      88,797.83
 312390      INDIANAPOLIS               IN       46229      MARION                    27,562.00   27,509.64      27,509.64
 312392      CHICAGO                    IL       60628      COOK                      68,000.00   67,976.79      67,976.79
 312393      INDIANAPOLIS               IN       46208      MARION                    18,000.00   17,909.33      17,909.33
 312394      NEW ORLEANS                LA       70128      ORLEANS                   23,000.00   23,000.00      23,000.00
 312395      DOVER                      OH       44622      TUSCARAWAS                77,775.00   77,743.76      77,743.76
 312396      WARREN                     OH       44484      TRUMBULL                  42,000.00   41,984.29      41,984.29
 312398      ATHENS                     GA       30606      CLARKE                    59,500.00   59,425.63      59,425.63
 312399      NASHVILLE                  TN       37206      DAVIDSON                  89,000.00   88,908.33      88,908.33
 312402      MARION                     IN       46953      GRANT                     34,800.00   34,764.10      34,764.10
 312404      ASHTABULA                  OH       44004      ASHTABULA                 84,000.00   83,951.67      83,951.67
 312406      ROGERSVILLE                TN       37857      HAWKINS                  117,500.00   116,352.64    116,352.64
 312407      WADSWORTH                  OH       44281      MEDINA                    88,000.00   87,959.38      87,959.38
 312408      CHICAGO                    IL       60643      COOK                      56,000.00   55,983.80      55,983.80
 312409      CINCINNATI                 OH       45231      HAMILTON                  86,000.00   85,955.32      85,910.30
 312410      RALEIGH                    NC       27604      WAKE                     141,100.00   141,042.71    141,042.71
 312412      NINETY SIX                 SC       29666      GREENWOOD                 16,250.00   16,165.25      16,165.25
 312413      HAMILTON                   OH       45011      BUTLER                    40,800.00   40,786.99      40,786.99
 312414      CHICAGO                    IL       60628      COOK                      57,000.00   56,976.35      56,976.35
 312415      MAPLE HEIGHTS              OH       44137      CUYAHOGA                  79,050.00   79,050.00      79,050.00
 312417      BROWNSVILLE                TN       38012      HAYWOOD                   38,200.00   38,190.74      38,190.74
 312418      ASHLAND CITY               TN       37015      CHEATHAM                  56,000.00   55,982.88      55,982.88
 312420      LISBON                     OH       44432      COLUMBIANA                71,400.00   71,366.69      71,366.69
 312422      CINCINNATI                 OH       45246      HAMILTON                  43,000.00   42,981.38      42,981.38
 312423      ATLANTA                    GA       30345      DEKALB                    80,000.00   79,908.20      79,908.20
 312425      JACKSON                    TN       38301      MADISON                   57,800.00   57,785.05      57,785.05
 312426      SUGAR HILL                 GA       30518      GWINNETT                  33,770.00   33,703.04      33,703.04
 312427      MEMPHIS                    TN       38116      SHELBY                    65,400.00   65,245.08      65,245.08
 312428      NEELY                      MS       39461      GREENE                    26,068.00   26,023.21      26,023.21
 312429      MEMPHIS                    TN       38116      SHELBY                    50,568.00   50,445.43      50,445.43
 312433      DREW                       MS       38737      SUNFLOWER                 45,000.00   44,944.44      44,944.44
 312434      DETROIT                    MI       48205      WAYNE                     46,500.00   46,455.69      46,455.69
 312435      CORDOVA                    TN       38108      SHELBY                   286,000.00   285,851.73    285,851.73
 312436      BREAUX BRIDGE              LA       70517      SAINT MARTIN              21,000.00   20,962.82      20,962.82
 312439      GREENFIELD                 OH       45123      HIGHLAND                  28,000.00   27,985.79      27,985.79
 312441      BRENTWOOD                  TN       37027      WILLIAMSON               200,000.00   199,917.03    199,917.03
 312442      NASHVILLE                  TN       37218      DAVIDSON                  62,400.00   62,105.84      62,105.84
 312444      AKRON                      OH       44320      SUMMIT                    48,000.00   47,939.21      47,939.21
 312445      WAYNESVILLE                NC       28786      HAYWOOD                   36,400.00   36,373.58      36,373.58
 312446      CINCINNATI                 OH       45236      HAMILTON                  64,000.00   63,973.44      63,973.44
 312448      MADISON HEIGHTS            MI       48071      OAKLAND                   85,000.00   84,972.53      84,972.53
 312449      FARMINGTON                 MI       48335      OAKLAND                  136,000.00   135,946.76    135,946.76

   LOAN NO      P&I       RATE         ORIG TERM        CLTV
-----------  ---------  ---------  -----------------  ---------
 312320         657.03    11.8500            180         0.8500
 312322         353.10    10.0700            360         0.4762
 312324         424.40    10.8500            120         0.7209
 312326       1,079.13    10.5700            360         0.8500
 312328         208.24     9.4500            180         0.4132
 312331         308.81    12.1900            180         0.8000
 312332         961.50    11.6000            180         0.7963
 312333         398.07    10.9400            180         0.3360
 312334         380.03    12.3500            180         0.8000
 312336         692.31    12.3400            120         0.8000
 312337         802.86    10.8000            360         0.8609
 312340         606.03    13.1000            180         0.8000
 312342         584.85    12.0000            180         0.6666
 312344         514.02    11.1000            180         0.8500
 312346         218.30    12.9000            180         0.7500
 312347         393.35     8.7500            360         0.7937
 312349         635.69     9.5000            360         0.7000
 312354         587.70     9.2000            120         0.6571
 312355         558.75    12.3000            360         0.8500
 312356         498.84    10.7000            240         0.8500
 312359         287.87    10.9400            240         0.6364
 312363         310.60    12.5000            180         0.8000
 312364         444.63    10.8500            180         0.7500
 312366         327.96    10.4500            180         0.8000
 312367         253.02    11.0500            180         0.8475
 312369         761.22    12.8400            180         0.8000
 312374       1,032.89    10.6000            180         0.8000
 312377         189.85    12.1000            180         0.6543
 312378         651.39    11.0500            240         0.8500
 312379         990.79    10.6500            360         0.8492
 312380         954.19     9.8200            360         0.8000
 312383       1,022.15    10.4500            360         0.8500
 312384         788.51    10.5500            180         0.8500
 312385       2,601.80     9.8000            360         0.8690
 312386         482.64    12.1000            180         0.8000
 312387         319.31    12.0000            240         0.5686
 312389         893.21    11.7000            360         0.8500
 312390         340.61    12.5500            180         0.8500
 312392         657.88    11.2000            360         0.8000
 312393         232.42     9.4500            120         0.3750
 312394         286.63    12.7100            180         0.8140
 312395         708.53    10.4500            180         0.8500
 312396         393.01    10.7800            360         0.4565
 312398         590.04    10.4000            240         0.8500
 312399         735.41     9.3000            360         0.5779
 312402         379.55    11.8500            240         0.7733
 312404         660.83     8.7500            360         0.8000
 312406       1,101.26    10.8000            360         0.6912
 312407         759.29     9.8000            360         0.8000
 312408         573.87    11.9500            360         0.8000
 312409         706.88     9.2400            360         0.6880
 312410       1,280.16    10.4000            360         0.8500
 312412         187.77    11.3000            180         0.4392
 312413         404.35    11.5100            180         0.8000
 312414         512.90    10.3000            360         0.6706
 312415         650.32     9.2500            360         0.8500
 312417         414.82    12.7400            180         0.8489
 312418         563.12    11.7000            180         0.8000
 312420         613.44     9.7500            360         0.8500
 312422         380.54    10.1000            180         0.4599
 312423         828.47    11.0500            240         0.7257
 312425         614.63    12.4500            360         0.8500
 312426         407.47    12.1000            180         0.8500
 312427         710.82    10.2000            180         0.8494
 312428         340.01    13.5900            180         0.6860
 312429         541.86     9.9500            180         0.7901
 312433         389.93     9.8500            360         0.9000
 312434         516.20    13.0500            180         0.7500
 312435       2,352.85     9.2500            360         0.9533
 312436         269.58    13.2800            180         0.2471
 312439         232.38     9.3500            360         0.7179
 312441       1,799.64    10.3000            180         0.8000
 312442         682.05    10.3000            180         0.8000
 312444         472.79    10.3000            240         0.8000
 312445         345.00    10.9400            180         0.8000
 312446         575.89    10.3000            180         0.8205
 312448         838.51    11.4500            180         0.8500
 312449       1,251.17    10.5700            360         0.8500

                         EQUIVANTAGE--1997-1 LOAN LIST

                                                                                   NOTE       FIRST     MATURITY     NEXT PMT
  LOAN NO        REM TERM           AM TERM         SALES PRICE      APPR VAL      DATE        PMT        DATE         DATE
-----------  -----------------  ---------------  -----------------  -----------  ---------  ---------  -----------  -----------
312320             179               360              0.00            76000.00   18-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
312322             359               360              0.00            84000.00   19-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
312324             120               120              0.00            43000.00   02-Jan-97  01-Mar-97   01-Feb-07    01-Mar-97
312326             359               360              0.00           138000.00   19-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
312328             178               180              0.00            48400.00   19-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97
312331             178               360              0.00            37000.00   19-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
312332             179               360              0.00           121000.00   19-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
312333             179               360              0.00           125000.00   19-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
312334             178               360              0.00            45000.00   19-Dec-96  15-Jan-97   15-Dec-11    15-Mar-97
312336             120               120              0.00            59500.00   20-Dec-96  01-Feb-97   01-Jan-07    01-Feb-97
312337             359               360              0.00            99500.00   18-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
312340             179               360              0.00            68000.00   23-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
312342             179               180              0.00            73100.00   19-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
312344             179               360              0.00            63000.00   19-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
312346             178               360              0.00            26500.00   23-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97
312347             359               360              0.00            63000.00   20-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
312349             359               360              0.00           108000.00   23-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
312354             119               120              0.00            70000.00   20-Dec-96  01-Feb-97   01-Jan-07    01-Mar-97
312355             358               360              0.00            62500.00   19-Dec-96  15-Jan-97   15-Dec-26    15-Mar-97
312356             239               240              0.00            58000.00   19-Dec-96  01-Feb-97   01-Jan-17    01-Mar-97
312359             239               240              0.00            44000.00   20-Dec-96  01-Feb-97   01-Jan-17    01-Mar-97
312363             179               180              0.00            31500.00   20-Dec-96  15-Feb-97   15-Jan-12    15-Mar-97
312364             179               360              0.00            63000.00   24-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
312366             179               360              0.00            45000.00   19-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
312367             179               180              0.00           115000.00   23-Dec-96  15-Feb-97   15-Jan-12    15-Mar-97
312369             179               360              0.00            87000.00   19-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
312374             179               360              0.00           140000.00   20-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
312377             179               360              0.00            28000.00   20-Dec-96  15-Feb-97   15-Jan-12    15-Mar-97
312378             239               240              0.00            74000.00   20-Dec-96  01-Feb-97   01-Jan-17    01-Mar-97
312379             360               360              0.00           126000.00   23-Dec-96  01-Feb-97   01-Jan-27    01-Feb-97
312380             359               360              0.00           138000.00   23-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
312383             359               360              0.00           132000.00   20-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
312384             178               360              0.00           101000.00   20-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97
312385             359               360              0.00           347000.00   23-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
312386             179               180              0.00            50000.00   23-Dec-96  15-Feb-97   15-Jan-12    15-Mar-97
312387             239               240              0.00            51000.00   23-Dec-96  01-Feb-97   01-Jan-17    01-Mar-97
312389             359               360              0.00           104500.00   23-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
312390             179               180              0.00           140000.00   20-Dec-96  15-Feb-97   15-Jan-12    15-Mar-97
312392             359               360              0.00            85000.00   23-Dec-96  15-Feb-97   15-Jan-27    15-Mar-97
312393             119               120              0.00            48000.00   23-Dec-96  01-Feb-97   01-Jan-07    01-Mar-97
312394             180               180              0.00            43000.00   22-Jan-97  15-Mar-97   15-Feb-12    15-Mar-97
312395             179               360              0.00            91500.00   23-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
312396             359               360          92000.00            92000.00   23-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
312398             239               240              0.00            70000.00   26-Dec-96  01-Feb-97   01-Jan-17    01-Mar-97
312399             358               360              0.00           154000.00   20-Dec-96  01-Feb-97   01-Jan-27    01-Apr-97
312402             239               240              0.00            45000.00   21-Dec-96  01-Feb-97   01-Jan-17    01-Mar-97
312404             359               360              0.00           105000.00   23-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
312406             358               360              0.00           170000.00   23-Dec-96  01-Feb-97   01-Jan-27    01-Apr-97
312407             359               360              0.00           110000.00   24-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
312408             359               360              0.00            70000.00   20-Dec-96  15-Feb-97   15-Jan-27    15-Mar-97
312409             359               360              0.00           125000.00   23-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
312410             359               360         166492.00           166000.00   23-Dec-96  15-Feb-97   15-Jan-27    15-Mar-97
312412             179               180              0.00            37000.00   27-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
312413             179               360              0.00            51000.00   23-Dec-96  15-Feb-97   15-Jan-12    15-Mar-97
312414             359               360              0.00            85000.00   21-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
312415             360               360              0.00            93000.00   10-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
312417             179               360              0.00            45000.00   23-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
312418             179               360              0.00            70000.00   30-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
312420             359               360              0.00            84000.00   23-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
312422             179               360              0.00            93500.00   30-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
312423             239               240              0.00           385000.00   23-Dec-96  01-Feb-97   01-Jan-17    01-Mar-97
312425             359               360              0.00            68000.00   23-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
312426             179               180              0.00           185000.00   23-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
312427             179               180              0.00            77000.00   30-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
312428             179               180              0.00            38000.00   23-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
312429             179               180              0.00            64000.00   23-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
312433             359               360              0.00            50000.00   30-Dec-96  15-Feb-97   15-Jan-27    15-Mar-97
312434             179               360              0.00            62000.00   30-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
312435             359               360              0.00           300000.00   24-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
312436             179               180              0.00            85000.00   24-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
312439             359               360              0.00            39000.00   24-Dec-96  15-Feb-97   15-Jan-27    15-Mar-97
312441             179               360              0.00           250000.00   23-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
312442             178               180              0.00            78000.00   23-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97
312444             239               240              0.00            60000.00   27-Dec-96  15-Feb-97   15-Jan-17    15-Mar-97
312445             178               360              0.00            45500.00   24-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97
312446             179               360              0.00            78000.00   24-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
312448             179               360              0.00           100000.00   27-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
312449             359               360              0.00           160000.00   26-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97

              NEXT PMT
  LOAN NO    AS OF 03/01      PROPTYPE           UNITS           OCCUP          LIEN        LIEN BAL          PURPOSE
-----------  -----------  -----------------  -------------  ---------------     -----     -------------  -----------------
312320        01-Mar-97           1                1               1             18             0                4
312322        01-Mar-97           1                1               1             18             0                3
312324        01-Apr-97           1                1               1             18             0                4
312326        01-Mar-97           1                1               1             18             0                3
312328        01-Apr-97           1                1               1             18             0                3
312331        15-Mar-97           1                1               1             18             0                4
312332        01-Mar-97           1                1               1             18             0                3
312333        01-Mar-97           3                1               3             18             0                3
312334        15-Mar-97           1                1               1             18             0                3
312336        01-Feb-97           1                1               1             18             0                4
312337        01-Mar-97           1                1               1             18             0                4
312340        01-Mar-97           1                1               1             18             0                3
312342        01-Mar-97           1                1               1             18             0                3
312344        01-Mar-97           1                1               1             18             0                3
312346        01-Apr-97           1                1               1             18             0                3
312347        01-Mar-97           1                1               1             18             0                3
312349        01-Mar-97           1                1               3             18             0                4
312354        01-Mar-97           1                1               1             18             0                3
312355        15-Mar-97           1                1               1             18             0                2
312356        01-Apr-97           1                1               1             18             0                4
312359        01-Mar-97           1                1               1             18             0                4
312363        15-Mar-97           1                1               1             18             0                4
312364        01-Mar-97           1                1               1             18             0                4
312366        01-Mar-97           1                1               1             18             0                2
312367        15-Mar-97           1                1               1             38         75266                4
312369        01-Mar-97           1                1               1             18             0                3
312374        01-Mar-97           1                1               1             18             0                3
312377        15-Mar-97           1                1               1             18             0                3
312378        01-Mar-97           1                1               1             18             0                3
312379        01-Feb-97           1                1               1             18             0                4
312380        01-Mar-97           1                1               1             18             0                3
312383        01-Mar-97           1                1               1             18             0                3
312384        01-Apr-97           1                1               1             18             0                4
312385        01-Mar-97           1                1               1             18             0                4
312386        15-Mar-97           1                1               1             18             0                4
312387        01-Mar-97           1                1               1             18             0                3
312389        01-Mar-97           1                1               1             18             0                3
312390        15-Mar-97           1                1               1             38         91438                3
312392        15-Mar-97           1                1               1             18             0                3
312393        01-Mar-97           1                1               1             18             0                3
312394        15-Mar-97           1                1               1             38         12000                3
312395        01-Mar-97           1                1               1             18             0                3
312396        01-Mar-97           1                1               1             18             0                1
312398        01-Mar-97           1                1               1             18             0                3
312399        01-Apr-97           1                1               1             18             0                3
312402        01-Mar-97           1                1               3             18             0                4
312404        01-Mar-97           1                1               1             18             0                3
312406        01-Apr-97           1                1               1             18             0                3
312407        01-Mar-97           1                1               1             18             0                3
312408        15-Mar-97           1                1               1             18             0                4
312409        01-Apr-97           1                1               1             18             0                3
312410        15-Mar-97           4                1               1             18             0                1
312412        01-Mar-97           8                1               3             18             0                3
312413        15-Mar-97           1                1               1             18             0                4
312414        01-Mar-97           1                1               1             18             0                4
312415        01-Mar-97           1                1               1             18             0                3
312417        01-Mar-97           1                1               1             18             0                2
312418        01-Mar-97           1                1               1             18             0                3
312420        01-Mar-97           1                1               1             18             0                4
312422        01-Mar-97           1                1               1             18             0                3
312423        01-Mar-97           1                1               1             38        199387                3
312425        01-Mar-97           1                1               1             18             0                4
312426        01-Mar-97           1                1               1             38        123488                3
312427        01-Mar-97           1                1               1             18             0                4
312428        01-Mar-97           1                1               1             18             0                3
312429        01-Mar-97           1                1               1             18             0                4
312433        15-Mar-97           1                1               1             18             0                2
312434        01-Mar-97           1                1               1             18             0                3
312435        01-Mar-97           1                1               1             18             0                3
312436        01-Mar-97           1                1               1             18             0                3
312439        15-Mar-97           1                1               1             18             0                2
312441        01-Mar-97           1                1               1             18             0                3
312442        01-Apr-97           1                1               1             18             0                4
312444        15-Mar-97           1                1               1             18             0                3
312445        01-Apr-97           1                1               1             18             0                3
312446        01-Mar-97           4                1               1             18             0                3
312448        01-Mar-97           1                1               1             18             0                4
312449        01-Mar-97           1                1               1             18             0                3

                              BNK RUP                                                 NEXT INT       PERIODIC         LIFE
  LOAN NO        GRADE       DISCHARGE        SECT 32         MARGIN        INDEX      CHANGE           CAP            CAP
-----------  -------------  ------------  ---------------  -------------  ---------  -----------  ---------------     -----
312320             B            --                  F               0                     --              0              0
312322             B            --                  F            7.07      6MOLIB      01-Jan-99        1.5              7
312324             B            --                  F               0                     --              0              0
312326             B            --                  F            7.57      6MOLIB      01-Jan-99        1.5              7
312328             A            --                  F               0                     --              0              0
312331             A         30-Nov-94              T               0                     --              0              0
312332             B            --                  F               0                     --              0              0
312333             A         26-Apr-90              F               0                     --              0              0
312334             C            --                  F               0                     --              0              0
312336             B            --                  F               0                     --              0              0
312337             A         01-May-90              F               0                     --              0              0
312340             C            --                  F               0                     --              0              0
312342             B            --                  F               0                     --              0              0
312344             B            --                  F               0                     --              0              0
312346             B            --                  T               0                     --              0              0
312347             B            --                  F            5.75      6MOLIB      01-Jan-99        1.5              7
312349             B            --                  F             6.5      6MOLIB      01-Jan-99        1.5              7
312354             A         19-Jun-92              T               0                     --              0              0
312355             B            --                  F               0                     --              0              0
312356             A            --                  F               0                     --              0              0
312359             A            --                  F               0                     --              0              0
312363             B            --                  F               0                     --              0              0
312364             B            --                  F               0                     --              0              0
312366             A            --                  F               0                     --              0              0
312367             A            --                  F               0                     --              0              0
312369             B         01-Mar-95              F               0                     --              0              0
312374             A         01-Oct-91              F               0                     --              0              0
312377             B            --                  F               0                     --              0              0
312378             B            --                  F               0                     --              0              0
312379             A            --                  F               0                     --              0              0
312380             A         01-Mar-93              F            6.32      6MOLIB      01-Jan-99        1.5              7
312383             B            --                  F            7.45      6MOLIB      01-Jan-99        1.5              7
312384             A         01-Sep-93              F               0                     --              0              0
312385             B            --                  F             7.3      6MOLIB      01-Jul-97        1.5              7
312386             A            --                  F               0                     --              0              0
312387             C            --                  T               0                     --              0              0
312389             B         01-Apr-93              F               0                     --              0              0
312390             B            --                  F               0                     --              0              0
312392             A            --                  T               0                     --              0              0
312393             B            --                  T               0                     --              0              0
312394             B            --                  T               0                     --              0              0
312395             A         06-Jul-94              F               0                     --              0              0
312396             B            --                  F               0                     --              0              0
312398             A            --                  F               0                     --              0              0
312399             A            --                  F               0                     --              0              0
312402             B            --                  F               0                     --              0              0
312404             B         01-Mar-90              F            5.75      6MOLIB      01-Jan-99        1.5              7
312406             A            --                  F               0                     --              0              0
312407             A            --                  F               0                     --              0              0
312408             B            --                  F               0                     --              0              0
312409             B            --                  F            6.74      6MOLIB      01-Jul-97        1.5              7
312410             A            --                  F               0                     --              0              0
312412             A            --                  F               0                     --              0              0
312413             B            --                  F               0                     --              0              0
312414             A            --                  F               0                     --              0              0
312415             B            --                  F            6.25      6MOLIB      01-Feb-99        1.5              7
312417             C            --                  F               0                     --              0              0
312418             B         20-Jan-94              F               0                     --              0              0
312420             B            --                  F            6.75      6MOLIB      01-Jan-99        1.5              7
312422             B            --                  F               0                     --              0              0
312423             B            --                  F               0                     --              0              0
312425             B         01-Apr-92              F               0                     --              0              0
312426             B            --                  F               0                     --              0              0
312427             A            --                  F               0                     --              0              0
312428             C         01-Nov-93              T               0                     --              0              0
312429             A            --                  F               0                     --              0              0
312433            A+         24-Jan-89              F               0                     --              0              0
312434             C            --                  F               0                     --              0              0
312435             A            --                  F               6      6MOLIB      01-Jul-97        1.5              7
312436             A            --                  F               0                     --              0              0
312439             A            --                  F               0                     --              0              0
312441             A            --                  F               0                     --              0              0
312442             A            --                  F               0                     --              0              0
312444             A            --                  F               0                     --              0              0
312445             A            --                  F               0                     --              0              0
312446             A            --                  F               0                     --              0              0
312448             A            --                  F               0                     --              0              0
312449             B            --                  F            7.57      6MOLIB      01-Jan-99        1.5              7


                         EQUIVANTAGE--1997-1 LOAN LIST

                                             PRE PMT
  LOAN NO       FLOOR        CEILING           PEN             DOC LEVEL
-----------  -----------  -------------  ---------------  -------------------
312320            0                 0                              F
312322          10.07           17.07           P                  F
312324            0                 0           P                  F
312326          10.57           17.57           P                  F
312328            0                 0                              F
312331            0                 0           P                  F
312332            0                 0           P                  F
312333            0                 0           P                  F
312334            0                 0           P                  F
312336            0                 0           P                  F
312337            0                 0                              F
312340            0                 0           P                  F
312342            0                 0           P                  F
312344            0                 0           P                  F
312346            0                 0                              F
312347          8.75            15.75           P                  F
312349           9.5             16.5           P                  F
312354            0                 0                              F
312355            0                 0           P                  F
312356            0                 0                              F
312359            0                 0                              F
312363            0                 0           P                  F
312364            0                 0           P                  F
312366            0                 0           P                  F
312367            0                 0                              F
312369            0                 0                              F
312374            0                 0                              F
312377            0                 0                              F
312378            0                 0                              F
312379            0                 0                              F
312380          9.82            16.82           P                  F
312383          10.75           17.75           P                  F
312384            0                 0                              F
312385          10.8             16.8                              F
312386            0                 0           P                  F
312387            0                 0                              F
312389            0                 0           P                  F
312390            0                 0           P                  F
312392            0                 0                              F
312393            0                 0                              F
312394            0                 0                              F
312395            0                 0           P                  F
312396            0                 0           P                  F
312398            0                 0           P                  F
312399            0                 0           P                  F
312402            0                 0           P                  F
312404          8.75            15.75           P                  F
312406            0                 0                              F
312407            0                 0           P                  F
312408            0                 0                              F
312409          10.24           16.24           P                  F
312410            0                 0           P                  F
312412            0                 0                              F
312413            0                 0           P                  F
312414            0                 0                              F
312415          9.25            16.25           P                  F
312417            0                 0                              F
312418            0                 0                              F
312420          9.75            16.75           P                  F
312422            0                 0           P                  F
312423            0                 0           P                  L
312425            0                 0                              F
312426            0                 0           P                  F
312427            0                 0                              F
312428            0                 0                              F
312429            0                 0                              F
312433            0                 0           P                  F
312434            0                 0           P                  F
312435          10.25           16.25                              F
312436            0                 0           P                  L
312439            0                 0           P                  F
312441            0                 0           P                  F
312442            0                 0           P                  F
312444            0                 0           P                  F
312445            0                 0                              F
312446            0                 0           P                  F
312448            0                 0           P                  F
312449          10.57           17.57           P                  F

                         EQUIVANTAGE--1997-1 LOAN LIST

   LOAN NO     TYPE          LASTNAME            FIRSTNAME                           ADDRESS
-----------  ---------  -------------------  ------------------  ------------------------------------------------
    312450   ARM2_28    MCGLOTHAN            ROYCE R.            20651 DONNYBROOK ROAD
    312451   BLLN       WOODARD              ROBERT              1308 SCHOOL STREET
    312452   BLLN       AUFDENKAMPE          GARY A.             1510 LEXINGTON DRIVE
    312455   FR         WILEY                IDELL R             3112 USH AVENUE
    312456   ARM2_28    OTWELL               STEVEN D            12724 WALTHAM CLOSE
    312457   ARM2_28    MADDOX               VELMA S             826 ASHBY STREET
    312459   ARM2_28    SCOTT                ROGER D             667 WAGON WHEEL DR
    312460   BLLN       THRASHER/OWENS      VELPO LE            211 A & B CURTIS C
    312461   FR         CORBITT              EARL T.             4520 XAVIER DRIVE
    312463   BLLN       MERCER               JOHN H.             3100 LEBANON ROAD
    312464   FR         GOODRICH             ANDRE LA            329 E 37TH STREET
    312465   FR         WATSON               SYLVIA A            305 EAST GARFIELD
    312466   BLLN       TROTTER              JOE E               4198 FARM VIEW DRIVE
    312467   BLLN       JONES/JARACKAS       LARRY V.            149 DARWIN
    312469   FR         KING                 KENNETH E           2470 GALVIN AVENUE
    312470   ARM2_28    PEDERSON             JAMES P             4514 SHORE ACRES RD
    312474   FR         THRASHER             JAMES               29915 L LANE
    312475   ARM2_28    GILLUM SR.           HERMON              3163 NORTH TREZEVANT
    312476   FR         FERGUSON             BRUCE D             9302 FRANKFORT ROAD
    312477   ARM2_28    VENTURINO/WHIT      FREDRICK            14289 DUFFIELD ROAD
    312478   ARM        BRYANT               KEVIN J.            1107 COUNTRY CLUB RO
    312479   BLLN       LINK                 KENNETH             6 416 BARTON DRI
    312480   FR         PARKER               MARK S.             6713 ASSET DRIVE
    312481   FR         TALLANT              DAVID W.            25 HOPEWELL ESTATE
    312483   FR         HOLSTEN              JEFF D.             10440 N DELAWARE STRE
    312484   FR         WOODS                KEITH B             509 HANOVER ROAD
    312485   FR         PRATER               JAMES H.            10425 PARADISE LANE
    312486   ARM        SAVAS                HARRY               1446 NANCYWOOD
    312487   BLLN       RILEY                GLEN C.             15 OAKLEY PLACE
    312488   BLLN       HAMMOND              BARBARA             18 MAID LYNN COURT
    312489   ARM2_28    GRAYBEAL             HOWARD P            633 INA AVENUE
    312491   FR         COWLES               JAMES A.            8461 ROCKWOOD DRIVE
    312492   BLLN       GISSENDANNER         TERRY M             42353 STANBERRY
    312493   FR         KELLER               KENNETH             19606 HEARTLAND STREE
    312494   FR         L WILBER             VICTORIA            110 EAST ANDREWS
    312495   FR         LANE                 JORDAN              12819 SUMMERLAND AVE
    312496   BLLN       EVANS                JOYCE               533W FRANKLIN ST
    312499   FR         PETERSON/LIPOV       JEFFREY             3200 S.E. 4TH COURT
    312500   BLLN       MATTFIELD            STEPHEN R           522 GARFIELD STREET
    312504   FR         PATTERSON            JAMES RA            5807 ELAM ROAD
    312505   ARM2_28    BRICKLEY             BRUCE A             51 N HAYDEN PKY
    312506   FR         OGLETREE             DOROTHY             22500 AVON
    312507   BLLN       ROBERTS              BERNICE             873 DRUMMOND STREET
    312508   FR         DIGNEY               RICHARD M           94 SAUGATUCK ROAD
    312512   BLLN       NOGUERAS             SAMUEL              181 WEST PRINCETON
    312513   FR         LIGHTNER             DENNIS J            2400 DOGWOOD DRIVE
    312514   FR         CHURCH               KAREN               904 PEACH FESTIVAL
    312516   FR         OHLER                JOYCE A.            5018 RIDGE AVENUE SE
    312518   FR         HARRIS               ROBERT C            986 OFFUTT RD & 932
    312524   FR         WOLFF                ROBERT L            244 WILSON STREET
    312525   FR         HARRIS               LAURA L             1477 RAVEN AVENUE
    312526   ARM2_28    STAFFNE              ERWIN R.            931 EAST ROSE
    312527   FR         SHUFFLER             JUDITH D            508 MORGAN STREET
    312529   FR         LOPEZ/PEREZ          ROMAN LO            1829 SOUTH CALIFORNI
    312533   ARM2_28    AMATA                THEODORE            2447 LEE ROAD
    312534   FR         WILSON\GALES         CHARLOTT            10097 OLD PLANK ROAD
    312535   FR         MONAGHAN             THOMAS M            846 LYNN AVENUE
    312536   FR         HOLMES               DEANNA R            609 LEE AVENUE
    312537   FR         TEFFETELLER          ROBERT W            334 MARTIN VALLEY R
    312538   FR         PERRIN               PATRICK T           17 SOUTH 3RD ST
    312539   ARM2_28    MASKER               KEVIN E.            3255 WEST GILFORD RO
    312540   FR         C SWINGER            JACQUELIN           3021 WELDON PLACE
    312541   BLLN       TROTTER              MICHAEL J.          216 SAVELY DRIVE
    312543   FR         HARRIS               RONALD W            305 BUCHANAN STREET
    312544   ARM2_28    JEFFCOAT             LARRY               591 SUMMERS STREET
    312545   FR         LONG                 ALAN E.             1025 INMAN STREET
    312546   FR         ALFORD               JERRY               103 EAST MARYLAND A
    312547   FR         LANDRUM              MARY E              2378 PORTER PIKE
    312548   FR         SCIBERRAS            EDMUND J            24706 HASS
    312549   FR         PARKER               ERNESTIN            593 CORN MILL ROAD
    312550   FR         WILKINSON            JAMES O             1709 N 23RD ST
    312551   FR         TONAUS               STEVEN M            149 MOORELAND ROAD
    312552   FR         MORRIS               VINCENT             18019 EAST PARK
    312553   FR         SNOW                 ROBERT A            2634 LAKEWOOD DRIVE
    312555   FR         ROBINSON\AVERY       RICHARD             707 COOL SPRINGS RD
    312556   FR         AMMANN               DAVID D.            301 E. BOWYER
    312557   FR         LINDSAY              HENRY PH            1301 WESTERLY HILLS
    312558   FR         GRIDDINE             HOWARD E            13 DRESDEN CIRCLE

   LOAN NO           CITY              STATE        ZIP             COUNTY            ORIG BAL       UPB     UPB AS OF 03/01
-----------  ---------------------  -----------  ---------  -----------------------  -----------  ---------  ---------------
    312450   MAPLE HEIGHTS              OH       44137      CUYAHOGA                  74,800.00   74,766.27      74,766.27
    312451   SPRINGFIELD                TN       37172      ROBERTSON                 36,100.00   36,090.12      36,090.12
    312452   VERMILION                  OH       44089      ERIE                     162,000.00   161,953.13    161,953.13
    312455   CHARLOTTE                  NC       28208      MECKLENBURG               41,200.00   41,187.67      41,187.67
    312456   ROSCOE                     IL       61073      WINNEBAGO                 94,500.00   94,451.01      94,451.01
    312457   ATLANTA                    GA       30310      FULTON                    67,500.00   67,465.00      67,465.00
    312459   DAYTON                     OH       45431      MONTGOMERY                89,250.00   89,212.49      89,212.49
    312460   HENDERSONVILLE             TN       37075      SUMNER                    80,475.00   80,456.55      80,456.55
    312461   ANTIOCH                    TN       37013      DAVIDSON                  63,750.00   63,605.82      63,605.82
    312463   HERMITAGE                  TN       37214      DAVIDSON                 225,250.00   225,149.29    225,149.29
    312464   INDIANAPOLIS               IN       46205      MARION                    59,850.00   59,714.64      59,714.64
    312465   CISSNA PARK                IL       60924      IROQUOIS                  54,000.00   50,384.90      50,384.90
    312466   NASHVILLE                  TN       37218      DAVIDSON                  56,800.00   56,788.00      56,788.00
    312467   WESTLAND                   MI       48185      WAYNE                     79,000.00   78,968.27      78,968.27
    312469   CINCINNATI                 OH       45204      HAMILTON                  17,200.00   17,120.39      17,120.39
    312470   MONONA                     WI       53716      DANE                      96,400.00   96,363.70      96,363.70
    312474   OCEAN PARK                 WA       98640      PACIFIC                   68,000.00   67,979.21      67,979.21
    312475   MEMPHIS                    TN       38127      SHELBY                    93,500.00   93,451.53      93,451.53
    312476   HOLLAND                    OH       43528      LUCAS                     69,200.00   69,007.31      69,007.31
    312477   MONTROSE                   MI       48457      GENESEE                   60,000.00   59,976.16      59,976.16
    312478   COLUMBUS                   OH       43227      FRANKLIN                  60,000.00   59,977.41      59,977.41
    312479   SAINT CHARLES              IL       60175      KANE                      69,110.00   69,085.09      69,085.09
    312480   LANDOVER                   MD       20785      PRINCE GEORGE'S          172,000.00   171,918.90    171,918.90
    312481   CORBIN                     KY       40701      LAUREL                    74,000.00   73,906.28      73,906.28
    312483   INDIANAPOLIS               IN       46280      HAMILTON                  18,320.00   18,250.38      18,250.38
    312484   EVANSVILLE                 IN       47710      VANDERBURGH               41,000.00   40,981.07      40,981.07
    312485   BAY SAINT LOUIS            MS       39520      HANCOCK                   50,000.00   49,970.86      49,970.86
    312486   WATERFORD                  MI       48327      OAKLAND                   99,270.00   99,176.00      99,176.00
    312487   DAYTON                     OH       45405      Montgomery                40,500.00   40,489.52      40,489.52
    312488   IRMO                       SC       29063      RICHLAND                  70,000.00   69,982.87      69,982.87
    312489   AKRON                      OH       44306      SUMMIT                    49,980.00   49,960.44      49,960.44
    312491   COLUMBUS                   IN       47203      BARTHOLOMEW               46,442.00   46,165.60      46,165.60
    312492   STERLING HEIGHTS           MI       48313      MACOMB                   102,000.00   101,954.39    101,954.39
    312493   CORNELIUS                  NC       28031      MECKLENBURG              106,250.00   106,209.28    106,209.28
    312494   MACON                      IL       62544      MACON                     63,750.00   63,684.24      63,684.24
    312495   CLEVELAND                  OH       44111      CUYAHOGA                  47,175.00   47,156.46      47,156.46
    312496   TROY                       OH       45373      MIAMI                     42,000.00   41,989.65      41,989.65
    312499   DES MOINES                 IA       50315      POLK                      64,975.00   64,957.38      64,957.38
    312500   MIDDLETOWN                 OH       45044      BUTLER                    46,500.00   46,484.09      46,484.09
    312504   MURFREESBORO               TN       37130      RUTHERFORD                54,525.00   54,407.31      54,407.31
    312505   HUDSON                     OH       44236      SUMMIT                   164,500.00   164,500.00    164,500.00
    312506   SOUTHFIELD                 MI       48075      OAKLAND                   69,000.00   68,972.58      68,972.58
    312507   ATLANTA                    GA       30314      FULTON                    53,600.00   53,582.95      53,582.95
    312508   MONTGOMERY                 IL       60538      KENDALL                   88,800.00   88,758.13      88,758.13
    312512   PONTIAC                    MI       48340      OAKLAND                   47,200.00   47,188.83      47,188.83
    312513   YOUNGSTOWN                 OH       44511      MAHONING                  74,800.00   74,800.00      74,800.00
    312514   GILBERT                    SC       29054      LEXINGTON                 20,000.00   19,950.49      19,950.49
    312516   CANTON                     OH       44707      STARK                     37,000.00   36,909.08      36,909.08
    312518   CLINTON                    TN       37716      ANDERSON                 116,500.00   115,417.43    115,417.43
    312524   NORTHWOOD                  OH       43619      WOOD                      63,750.00   63,731.55      63,731.55
    312525   MEMPHIS                    TN       38106      SHELBY                    49,300.00   49,076.01      49,076.01
    312526   HOLLY                      MI       48442      OAKLAND                   95,200.00   95,200.00      95,200.00
    312527   HOUMA                      LA       70360      TERREBONNE                28,740.00   28,684.81      28,684.81
    312529   CHICAGO                    IL       60608      COOK                     118,000.00   117,958.38    117,958.38
    312533   CLEVELAND HEIGHTS          OH       44118      CUYAHOGA                  96,000.00   95,950.23      95,950.23
    312534   CLINTON                    LA       70722      EAST FELICIANA            54,800.00   54,758.87      54,758.87
    312535   CLARKSDALE                 MS       38614      COAHOMA                   19,500.00   19,430.36      19,430.36
    312536   YOUNGSTOWN                 OH       44502      MAHONING                  14,000.00   13,947.54      13,947.54
    312537   WALLAND                    TN       37886      BLOUNT                    54,000.00   53,978.77      53,978.77
    312538   RITTMAN                    OH       44270      WAYNE                     57,600.00   57,329.96      57,329.96
    312539   CARO                       MI       48723      TUSCOLA                   51,300.00   51,277.55      51,277.55
    312540   CONYERS                    GA       30208      ROCKDALE                 166,000.00   165,934.74    165,934.74
    312541   HENDERSONVILLE             TN       37075      SUMNER                   117,725.00   117,725.00    117,725.00
    312543   NASHVILLE                  TN       37208      DAVIDSON                  26,000.00   25,903.15      25,903.15
    312544   ORANGEBURG                 SC       29115      ORANGEBURG                56,100.00   56,100.00      56,100.00
    312545   AKRON                      OH       44306      SUMMIT                    52,800.00   52,755.99      52,755.99
    312546   BESSEMER CITY              NC       28016      GASTON                    37,121.00   37,121.00      37,121.00
    312547   BOWLING GREEN              KY       42103      WARREN                    50,000.00   49,984.02      49,984.02
    312548   DEARBORN HEIGHTS           MI       48127      WAYNE                     80,000.00   79,968.55      79,968.55
    312549   BEULAVILLE                 NC       28518      DUPLIN                    48,000.00   47,961.11      47,961.11
    312550   NEW CASTLE                 IN       47362      HENRY                     57,800.00   57,776.53      57,776.53
    312551   MOORESVILLE                NC       28115      IREDELL                  142,650.00   141,737.10    141,737.10
    312552   CLEVELAND                  OH       44119      CUYAHOGA                  38,600.00   38,600.00      38,600.00
    312553   GASTONIA                   NC       28052      GASTON                    85,000.00   84,805.06      84,805.06
    312555   STATESVILLE                NC       28677      IREDELL                   51,000.00   50,974.91      50,974.91
    312556   BEMENT                     IL       61813      PIATT                     28,243.00   28,183.67      28,183.67
    312557   GASTONIA                   NC       28052      GASTON                    56,000.00   56,000.00      56,000.00
    312558   COLUMBIA                   SC       29203      RICHLAND                  51,200.00   51,147.19      51,147.19

   LOAN NO      P&I       RATE         ORIG TERM        CLTV
-----------  ---------  ---------  -----------------  ---------
    312450      651.45     9.9100            360         0.8500
    312451      376.90    12.2000            180         0.6017
    312452    1,660.12    11.9500            180         0.7364
    312455      417.46    11.8000            360         0.8000
    312456      777.43     9.2500            360         0.9000
    312457      555.31     9.2500            360         0.9000
    312459      799.11    10.2400            360         0.8500
    312460      889.59    12.9900            180         0.8471
    312461      712.62    10.7000            180         0.8500
    312463    1,968.41     9.9500            180         0.8500
    312464      669.02    10.7000            180         0.9000
    312465      598.59    10.5500            180         0.8438
    312466      643.90    13.3500            180         0.8000
    312467      719.69    10.4500            180         0.8495
    312469      190.13    10.5000            180         0.8000
    312470      899.88    10.7500            360         0.8456
    312474      683.79    11.7000            360         0.8000
    312475      769.20     9.2500            360         0.8500
    312476      649.56     9.6000            240         0.7689
    312477      548.84    10.5000            360         0.8000
    312478      560.09    10.7500            360         0.8000
    312479      655.54    10.9500            180         0.8000
    312480    1,471.43     9.7000            360         0.9000
    312481      728.89    10.3000            240         0.8000
    312483      226.99    12.6000            180         0.7500
    312484      353.76     9.8000            360         0.7736
    312485      512.00    11.9400            360         0.6024
    312486      849.24     9.7000            360         0.9000
    312487      430.67    12.4500            180         0.7500
    312488      757.96    12.7000            180         0.7368
    312489      459.80    10.5700            360         0.8400
    312491      509.75    11.9500            240         0.8500
    312492      891.36     9.9500            180         0.8500
    312493      988.63    10.7100            360         0.8500
    312494      695.29    11.8500            240         0.8500
    312495      433.29    10.5500            360         0.8500
    312496      453.80    12.6700            180         0.7500
    312499      680.37    12.2400            360         0.7219
    312500      449.52    11.1900            180         0.7500
    312504      626.59    11.2000            180         0.6427
    312505    1,294.12     8.7500            360         0.6854
    312506      631.17    10.5000            360         0.5542
    312507      531.61    11.5200            180         0.8000
    312508      759.67     9.7000            360         0.8000
    312512      516.60    12.8500            180         0.8000
    312513      795.41    12.4500            360         0.8000
    312514      192.34     9.9500            240         0.5797
    312516      393.09     9.8000            180         0.6607
    312518    1,213.01     9.4500            180         0.5601
    312524      653.29    11.9500            360         0.8500
    312525      551.09    10.7000            180         0.8500
    312526      817.22     9.7400            360         0.6849
    312527      324.91    12.4200            240         0.7983
    312529    1,128.20    11.0500            360         0.8138
    312533      789.77     9.2500            360         0.8000
    312534      688.23    14.1700            240         0.7307
    312535      249.94    13.2500            180         0.7500
    312536      174.84    12.7500            180         0.7000
    312537      495.98    10.5500            360         0.7500
    312538      631.72    10.3600            180         0.7385
    312539      452.09    10.0500            360         0.7773
    312540    1,524.68    10.5500            360         0.8384
    312541    1,265.57    12.6000            180         0.8500
    312543      412.97    14.5900            120         0.5778
    312544      513.17    10.5000            360         0.8500
    312545      475.11    10.3000            360         0.8000
    312546      344.81     9.4500            240         0.6749
    312547      495.15    11.5000            360         0.5814
    312548      734.78    10.5500            360         0.8000
    312549      491.89    11.9500            360         0.8000
    312550      524.40    10.4000            360         0.8500
    312551    1,563.61    10.3500            180         0.9000
    312552      463.02    11.9900            180         0.5848
    312553      942.23    10.5500            180         0.8500
    312555      552.23    12.7000            360         0.7500
    312556      317.90    12.3500            240         0.8500
    312557      615.56    10.4000            180         0.8615
    312558      558.41    11.8500            240         0.7758

                         EQUIVANTAGE--1997-1 LOAN LIST

                                                                                   NOTE       FIRST     MATURITY     NEXT PMT
  LOAN NO        REM TERM           AM TERM         SALES PRICE      APPR VAL      DATE        PMT        DATE         DATE
-----------  -----------------  ---------------  -----------------  -----------  ---------  ---------  -----------  -----------
    312450             359               360              0.00        88000.00   24-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312451             179               360              0.00        60000.00   26-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312452             179               360              0.00       220000.00   24-Dec-96  15-Feb-97   15-Jan-12    15-Mar-97
    312455             359               360              0.00        51500.00   24-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312456             359               360              0.00       105000.00   26-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312457             359               360          75000.00        75000.00   24-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312459             359               360              0.00       105000.00   26-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312460             179               360              0.00        95000.00   23-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312461             179               180              0.00        75000.00   24-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312463             179               360              0.00       265000.00   24-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312464             179               180              0.00        66500.00   26-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312465             179               180              0.00        64000.00   26-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312466             179               360              0.00        71000.00   26-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312467             179               360              0.00        93000.00   31-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312469             178               180              0.00        21500.00   27-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97
    312470             359               360              0.00       114000.00   27-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312474             359               360              0.00        85000.00   26-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312475             359               360              0.00       110000.00   26-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312476             238               240              0.00        90000.00   26-Dec-96  01-Feb-97   01-Jan-17    01-Apr-97
    312477             359               360              0.00        75000.00   30-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312478             359               360              0.00        75000.00   31-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312479             179               360              0.00       215000.00   27-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312480             359               360         191121.00       191121.00   26-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312481             239               240              0.00        92500.00   26-Dec-96  01-Feb-97   01-Jan-17    01-Mar-97
    312483             178               180              0.00       110000.00   27-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97
    312484             359               360              0.00        53000.00   26-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312485             358               360              0.00        83000.00   27-Dec-96  01-Feb-97   01-Jan-27    01-Apr-97
    312486             358               360              0.00       110300.00   26-Dec-96  01-Feb-97   01-Jan-27    01-Apr-97
    312487             179               360              0.00        54000.00   27-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312488             179               360              0.00        95000.00   27-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312489             359               360              0.00        59500.00   27-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312491             238               240              0.00        91000.00   27-Dec-96  01-Feb-97   01-Jan-17    01-Apr-97
    312492             179               360              0.00       120000.00   27-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312493             359               360              0.00       125000.00   27-Dec-96  15-Feb-97   15-Jan-27    15-Mar-97
    312494             239               240              0.00        75000.00   26-Dec-96  01-Feb-97   01-Jan-17    01-Mar-97
    312495             359               360              0.00        55500.00   04-Feb-97  01-Feb-97   01-Jan-27    01-Mar-97
    312496             179               360              0.00        56000.00   27-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312499             359               360              0.00        90000.00   31-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312500             179               360              0.00        62000.00   27-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312504             179               180              0.00       350000.00   27-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312505             360               360              0.00       240000.00   28-Dec-96  15-Feb-97   15-Jan-27    15-Feb-97
    312506             359               360              0.00       124500.00   30-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312507             179               360              0.00        67000.00   30-Dec-96  15-Feb-97   15-Jan-12    15-Mar-97
    312508             359               360         111000.00       111000.00   30-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312512             179               360              0.00        59000.00   30-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312513             360               360              0.00        93500.00   30-Dec-96  15-Feb-97   15-Jan-27    15-Feb-97
    312514             239               240              0.00        34500.00   31-Dec-96  15-Feb-97   15-Jan-17    15-Mar-97
    312516             179               180              0.00        56000.00   30-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312518             179               180              0.00       208000.00   28-Dec-96  01-Feb-97   01-Jan-12    01-Mar-97
    312524             359               360              0.00        75000.00   30-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312525             178               180              0.00        58000.00   30-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97
    312526             360               360              0.00       139000.00   30-Dec-96  01-Feb-97   01-Jan-27    01-Feb-97
    312527             238               240              0.00        36000.00   30-Dec-96  01-Feb-97   01-Jan-17    01-Apr-97
    312529             359               360              0.00       145000.00   08-Jan-97  15-Feb-97   15-Jan-27    15-Mar-97
    312533             359               360              0.00       120000.00   31-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312534             239               240              0.00        75000.00   30-Dec-96  01-Feb-97   01-Jan-17    01-Mar-97
    312535             178               180              0.00        26000.00   31-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97
    312536             178               180              0.00        20000.00   31-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97
    312537             359               360              0.00        72000.00   31-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312538             178               180              0.00        78000.00   02-Jan-97  01-Feb-97   01-Jan-12    01-Apr-97
    312539             359               360              0.00        66000.00   31-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312540             359               360         198000.00       198000.00   31-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312541             180               360              0.00       138500.00   21-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312543             119               120              0.00        45000.00   31-Dec-96  01-Feb-97   01-Jan-07    01-Mar-97
    312544             360               360              0.00        66000.00   03-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312545             358               360              0.00        66000.00   31-Dec-96  01-Feb-97   01-Jan-27    01-Apr-97
    312546             240               240              0.00        55000.00   02-Jan-97  01-Mar-97   01-Feb-17    01-Mar-97
    312547             359               360              0.00        86000.00   02-Jan-97  01-Feb-97   01-Jan-27    01-Mar-97
    312548             359               360              0.00       100000.00   06-Jan-97  01-Feb-97   01-Jan-27    01-Mar-97
    312549             359               360              0.00        60000.00   15-Jan-97  01-Mar-97   01-Feb-27    01-Apr-97
    312550             359               360              0.00        68000.00   02-Jan-97  15-Feb-97   15-Jan-27    15-Mar-97
    312551             178               180              0.00       158500.00   31-Dec-96  01-Feb-97   01-Jan-12    01-Apr-97
    312552             180               180              0.00        66000.00   02-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312553             179               180              0.00       100000.00   02-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312555             358               360              0.00        68000.00   31-Dec-96  01-Feb-97   01-Jan-27    01-Apr-97
    312556             239               240              0.00        75000.00   06-Jan-97  01-Feb-97   01-Jan-17    01-Mar-97
    312557             180               180              0.00        65000.00   02-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312558             239               240              0.00        66000.00   03-Jan-97  01-Feb-97   01-Jan-17    01-Mar-97

              NEXT PMT
  LOAN NO    AS OF 03/01      PROPTYPE           UNITS           OCCUP          LIEN        LIEN BAL          PURPOSE
-----------  -----------  -----------------  -------------  ---------------     -----     -------------  -----------------
    312450    01-Mar-97          1                1               1             18             0                4
    312451    01-Mar-97          1                1               1             18             0                3
    312452    15-Mar-97          1                1               1             18             0                4
    312455    01-Mar-97          1                1               1             18             0                4
    312456    01-Mar-97          1                1               1             18             0                4
    312457    01-Mar-97          1                1               1             18             0                1
    312459    01-Mar-97          1                1               1             18             0                2
    312460    01-Mar-97          2                2               1             18             0                4
    312461    01-Mar-97          1                1               1             18             0                4
    312463    01-Mar-97          1                1               1             18             0                4
    312464    01-Mar-97          1                1               1             18             0                2
    312465    01-Mar-97          1                1               1             18             0                4
    312466    01-Mar-97          1                1               1             18             0                3
    312467    01-Mar-97          1                1               1             18             0                4
    312469    01-Apr-97          1                1               1             18             0                3
    312470    01-Mar-97          1                1               1             18             0                4
    312474    01-Mar-97          8                1               1             18             0                4
    312475    01-Mar-97          1                1               1             18             0                3
    312476    01-Apr-97          1                1               1             18             0                4
    312477    01-Mar-97          1                1               1             18             0                4
    312478    01-Mar-97          1                1               1             18             0                3
    312479    01-Mar-97          1                1               1             38        102890                3
    312480    01-Mar-97          1                1               1             18             0                1
    312481    01-Mar-97          1                1               1             18             0                3
    312483    01-Apr-97          1                1               1             38         64180                3
    312484    01-Mar-97          1                1               1             18             0                3
    312485    01-Apr-97          1                1               1             18             0                4
    312486    01-Apr-97          1                1               1             18             0                4
    312487    01-Mar-97          1                1               1             18             0                2
    312488    01-Mar-97          1                1               1             18             0                4
    312489    01-Mar-97          1                1               1             18             0                4
    312491    01-Apr-97          1                1               1             38         30908                3
    312492    01-Mar-97          1                1               1             18             0                3
    312493    15-Mar-97          4                1               1             18             0                4
    312494    01-Mar-97          1                1               1             18             0                3
    312495    01-Mar-97          1                1               1             18             0                3
    312496    01-Mar-97          1                1               3             18             0                3
    312499    01-Mar-97          1                1               1             18             0                2
    312500    01-Mar-97          1                1               3             18             0                3
    312504    01-Mar-97          1                1               1             38        170414                3
    312505    15-Feb-97          1                1               1             18             0                3
    312506    01-Mar-97          1                1               1             18             0                3
    312507    15-Mar-97          1                1               3             18             0                4
    312508    01-Mar-97          1                1               1             18             0                1
    312512    01-Mar-97          1                1               1             18             0                4
    312513    15-Feb-97          1                1               1             18             0                3
    312514    15-Mar-97          1                1               1             18             0                3
    312516    01-Mar-97          1                1               1             18             0                3
    312518    01-Mar-97          1                2               1             18             0                2
    312524    01-Mar-97          1                1               1             18             0                3
    312525    01-Apr-97          1                1               1             18             0                3
    312526    01-Feb-97          1                1               1             18             0                3
    312527    01-Apr-97          1                1               1             18             0                3
    312529    15-Mar-97          5                2               1             18             0                3
    312533    01-Mar-97          5                2               1             18             0                3
    312534    01-Mar-97          1                1               1             18             0                3
    312535    01-Apr-97          1                1               1             18             0                3
    312536    01-Apr-97          1                1               1             18             0                3
    312537    01-Mar-97          8                1               1             18             0                3
    312538    01-Apr-97          1                1               1             18             0                3
    312539    01-Mar-97          1                1               1             18             0                4
    312540    01-Mar-97          1                1               1             18             0                1
    312541    01-Mar-97          1                1               1             18             0                4
    312543    01-Mar-97          1                1               3             18             0                3
    312544    01-Mar-97          1                1               1             18             0                4
    312545    01-Apr-97          1                1               1             18             0                3
    312546    01-Mar-97          1                1               1             18             0                3
    312547    01-Mar-97          1                1               1             18             0                3
    312548    01-Mar-97          1                1               1             18             0                3
    312549    01-Apr-97          1                1               1             18             0                4
    312550    15-Mar-97          8                1               1             18             0                4
    312551    01-Apr-97          1                1               1             18             0                4
    312552    01-Mar-97          1                1               1             18             0                4
    312553    15-Mar-97          1                1               1             18             0                3
    312555    01-Apr-97          8                1               1             18             0                4
    312556    01-Mar-97          1                1               1             38         35507                3
    312557    01-Mar-97          1                1               1             18             0                2
    312558    01-Mar-97          1                1               1             18             0                3

                              BNK RUP                                                 NEXT INT       PERIODIC         LIFE
  LOAN NO        GRADE       DISCHARGE        SECT 32         MARGIN        INDEX      CHANGE           CAP            CAP
-----------  -------------  ------------  ---------------  -------------  ---------  -----------  ---------------     -----

    312450             B         --              F            6.91        6MOLIB      01-Jan-99       1.5              7
    312451             C         --              F               0                        --            0              0
    312452             C      15-Sep-92          F               0                        --            0              0
    312455             B         --              F               0                        --            0              0
    312456             A      01-Aug-92          F            5.75        6MOLIB      01-Jan-99       1.5              7
    312457             A         --              F            5.75        6MOLIB      01-Jan-99       1.5              7
    312459             B         --              F            7.24        6MOLIB      01-Jan-99       1.5              7
    312460             B      01-Jul-95          F               0                        --            0              0
    312461             A         --              F               0                        --            0              0
    312463             A         --              F               0                        --            0              0
    312464             A         --              F               0                        --            0              0
    312465             A      11-Jun-93          F               0                        --            0              0
    312466             C         --              F               0                        --            0              0
    312467             A         --              F               0                        --            0              0
    312469             B      01-Aug-93          F               0                        --            0              0
    312470             B         --              F            7.75        6MOLIB      01-Jan-99       1.5              7
    312474             B         --              F               0           --               0         0         0.8500
    312475             B         --              F            6.25        6MOLIB      01-Jan-99       1.5              7
    312476             A         --              F               0                        --            0              0
    312477             A         --              F               7        6MOLIB      01-Jan-99       1.5              7
    312478             B         --              F            8.25        6MOLIB      01-Jul-97       1.5              7
    312479             A         --              F               0                        --            0              0
    312480            A+         --              F               0                        --            0              0
    312481             A      30-Dec-92          F               0                        --            0              0
    312483             C         --              T               0                        --            0              0
    312484             A         --              F               0                        --            0              0
    312485             B         --              F               0                        --            0              0
    312486             A         --              F            6.95        6MOLIB      01-Jul-97       1.5              7
    312487             C      19-Nov-91          F               0                        --            0              0
    312488             C         --              F               0                        --            0              0
    312489             B         --              F            7.57        6MOLIB      01-Jan-99       1.5              7
    312491             B         --              F               0                        --            0              0
    312492             A         --              F               0                        --            0              0
    312493             A         --              F               0                        --            0              0
    312494             B         --              F               0                        --            0              0
    312495             A         --              F               0                        --            0              0
    312496             B         --              F               0                        --            0              0
    312499             C         --              F               0                        --            0              0
    312500             A         --              F               0                        --            0              0
    312504             A         --              F               0                        --            0              0
    312505             B         --              F            5.75        6MOLIB      15-Jan-99       1.5              7
    312506             A         --              F               0                        --            0              0
    312507             A         --              F               0                        --            0              0
    312508            A+         --              F               0                        --            0              0
    312512             C         --              F               0                        --            0              0
    312513             B      30-May-95          F               0                        --            0              0
    312514             A         --              F               0                        --            0              0
    312516             A         --              F               0                        --            0              0
    312518             A         --              F               0                        --            0              0
    312524             B         --              F               0                        --            0              0
    312525             A         --              F               0                        --            0              0
    312526             B         --              F            6.74        6MOLIB      01-Jan-99       1.5              7
    312527             B         --              T               0                        --            0              0
    312529             A      01-Sep-90          F               0                        --            0              0
    312533             B         --              F            6.25        6MOLIB      01-Jan-99       1.5              7
    312534             C      01-Jul-91          F               0                        --            0              0
    312535             B      01-Jun-91          F               0                        --            0              0
    312536             B         --              F               0                        --            0              0
    312537             A         --              F               0                        --            0              0
    312538             A         --              F               0                        --            0              0
    312539             A         --              F            6.55        6MOLIB      01-Jan-99       1.5              7
    312540             A         --              F               0                        --            0              0
    312541             B      01-May-93          F               0                        --            0              0
    312543             C      01-Mar-95          F               0                        --            0              0
    312544             B         --              F             7.5        6MOLIB      01-Feb-99       1.5              7
    312545             A      27-Jun-91          F               0                        --            0              0
    312546             B         --              F               0                        --            0              0
    312547             A      01-Sep-91          F               0                        --            0              0
    312548             A         --              F               0                        --            0              0
    312549             B         --              F               0                        --            0              0
    312550             A         --              F               0                        --            0              0
    312551             A      07-Sep-93          F               0                        --            0              0
    312552             C      25-Sep-87          F               0                        --            0              0
    312553             A         --              F               0                        --            0              0
    312555             C         --              F               0                        --            0              0
    312556             B         --              T               0                        --            0              0
    312557            A+         --              F               0                        --            0              0
    312558             B         --              F               0                        --            0              0

                         EQUIVANTAGE--1997-1 LOAN LIST

                                             PRE PMT
  LOAN NO       FLOOR        CEILING           PEN             DOC LEVEL
-----------  -----------  -------------  ---------------  -------------------
    312450      9.91            16.91           P                  F
    312451        0                 0                              F
    312452        0                 0           P                  F
    312455        0                 0                              F
    312456      9.25            16.25                              F
    312457      9.25            16.25           P                  F
    312459      10.24           17.24           P                  F
    312460        0                 0           P                  F
    312461        0                 0                              F
    312463        0                 0                              F
    312464        0                 0           P                  F
    312465        0                 0                              F
    312466        0                 0           P                  F
    312467        0                 0           P                  F
    312469        0                 0           P                  F
    312470      10.75           17.75                              F
    312474        0                 0           P                  F
    312475      9.25            16.25           P                  F
    312476        0                 0           P                  F
    312477      10.5             17.5           P                  F
    312478      11.75           17.75           P                  F
    312479        0                 0                              F
    312480        0                 0                              F
    312481        0                 0           P                  F
    312483        0                 0                              F
    312484        0                 0           P                  F
    312485        0                 0           P                  F
    312486      10.7             16.7                              F
    312487        0                 0           P                  F
    312488        0                 0                              F
    312489      10.57           17.57           P                  F
    312491        0                 0           P                  F
    312492        0                 0           P                  F
    312493        0                 0           P                  F
    312494        0                 0                              F
    312495        0                 0           P                  F
    312496        0                 0           P                  F
    312499        0                 0                              F
    312500        0                 0           P                  F
    312504        0                 0                              F
    312505      8.75            15.75           P                  F
    312506        0                 0           P                  F
    312507        0                 0           P                  F
    312508        0                 0                              F
    312512        0                 0           P                  F
    312513        0                 0           P                  F
    312514        0                 0                              F
    312516        0                 0           P                  F
    312518        0                 0                              F
    312524        0                 0           P                  F
    312525        0                 0                              F
    312526      9.74            16.74           P                  F
    312527        0                 0                              F
    312529        0                 0                              F
    312533      9.25            16.25           P                  F
    312534        0                 0           P                  F
    312535        0                 0           P                  F
    312536        0                 0           P                  F
    312537        0                 0           P                  F
    312538        0                 0           P                  F
    312539      10.05           17.05           P                  F
    312540        0                 0           P                  F
    312541        0                 0           P                  F
    312543        0                 0                              F
    312544      10.5             17.5                              F
    312545        0                 0           P                  F
    312546        0                 0                              F
    312547        0                 0           P                  F
    312548        0                 0           P                  F
    312549        0                 0                              F
    312550        0                 0           P                  F
    312551        0                 0           P                  F
    312552        0                 0           P                  F
    312553        0                 0                              F
    312555        0                 0                              F
    312556        0                 0           P                  F
    312557        0                 0                              F
    312558        0                 0                              F

                         EQUIVANTAGE--1997-1 LOAN LIST

   LOAN NO      TYPE          LASTNAME           FIRSTNAME                           ADDRESS
-----------  ----------  ------------------  ------------------  ------------------------------------------------

    312559   FR          SMITH               WILLIAM             5081 SOUTHVIEW DRIVE
    312563   ARM2-28     BARTON             LYNNETTE            880 NORWALK DRIVE
    312564   FR          HEDRICK             ALAN R              4265 KENT STREET
    312565   FR          LOTH                JOHN D.             2232 WARD STREET
    312566   FR          HAMILTON            CHARLES E.          1776 LEXINGTON
    312567   FR          LAMB                WILLIAM             1082 BULEN AVENUE
    312568   FR          CHATMAN             ADDIE               3935 WEST FILLMORE
    312570   ARM2-28     TURNER             MARVIN              1512 E. FAIRCHILD
    312574   FR          BLAKE               LEROY F.            568 BULGER AVENUE
    312575   FR          SEED                STEPHEN             3127 HAZELWOOD COURT
    312576   FR          JURINEK             HELEN R             10910 HARDING AVENUE
    312577   FR          SHOWERS             RICHARD             11334 SOUTH HOMEWOOD
    312578   FR          JOHNSON/ DRAYTO     MARY ANN            1408 NE MADISON AVEN
    312579   BLLN        KELLY               STEPHEN             7516 E 1100 N ROAD
    312580   FR          HALFHILL            JOHN C.             308 ERIE ROAD
    312583   FR          BURRISS             THOMAS N            418 DAVIDSON PLANTA
    312584   FR          OSBORNE             JAMES T.            1522 9TH N.E.
    312585   BLLN        MCDONALD            MARY LOU            1034 MONROE STREET
    312586   BLLN        SMAY                BRIAN N.            14 LAKESHORE DRIVE
    312587   FR          LONGWELL            ARLENE M            2910NECOVENTRY BLVD
    312589   FR          SCHOECKERT          MARK C.             W10808 EAST HARMONY DRIVE
    312590   ARM2-28     SMITH              MAVIS D.            2042 LAKE ROAD
    312592   BLLN        LAWRENCE            ROBERT              31029 NOCATEE TRAIL
    312593   FR          KIMBRO              RODNEY E            100 VALLEY DRIVE
    312595   BLLN        YOUNG               MARK D.             16170 MCCRAE ROAD
    312599   ARM         BUTLER/LESANE       LENA L.             13955 NORTHLAWN
    312600   BLLN        HAYNES              ROBERT              145 ASTER CIRCLE
    312602   ARM         PICCININI/GRIE      PATRICIA            35526 SUNSET DRIVE
    312603   FR          DILWORTH            CHARLIE             R 1 BOX 69-M (SO
    312604   BLLN        COLLINS             RANDY M.            1737 LAUREL AVENUE
    312606   FR          SLUSS               CLAUDE T            3062 MEADOW LARK LAN
    312607   FR          SALTER              TIMOTHY             1880 EDISON STREET N
    312608   BLLN        COX/GRADY           MILDRED             326 AQUARIUS CONCOU
    312609   BLLN        JOHNSON             ELLA                980 MAUDE AVENUE
    312610   FR          MOORE               ROBERT              352 EAST COUNTY RD
    312612   FR          BUSH                ROBERT C            1915 ROSE STREET
    312614   BLLN        KIRBY               JEWELL M            171 LAKESIDE PARK D
    312615   BLLN        RUSSELL             DONALD              4054 NORTH SAWYER AV
    312616   FR          CARNOHAN            DAVID A.            124 SOUTH GRAND AVE
    312619   FR          LEHMAN              RICHARD             9617 DIXON AVENUE
    312620   FR          DADE                TONY                1158 WALLEY STREET
    312622   BLLN        MONROE              JAMES L.            135 WEST ANDERSON A
    312623   FR          BROUSSARD           MICHAEL             102 DUKE STREET
    312624   FR          HAYNES              BARBARA             12791 GRAFTON ROAD
    312625   BLLN        GROSE               JOE L.              849 EAST 149TH STRE
    312626   BLLN        HALL                DONALD R            3421 TARRAGON DRIVE
    312627   BLLN        MONDROSKI           NANCY J.            909 WESTERN AVENUE
    312628   ARM2-28     SCHULZ             VIRGINIA            21312 DEXTER
    312633   BLLN        MORRISON            SAMUEL              312 CHESTNUT STREET
    312634   BLLN        HUDSON              HAZEL P.            112 BLUEFIELD SQUAR
    312639   FR          RUSSELL             JOHN W.             3134 ASBURY STRET
    312642   FR          SUTHERLAND          DARRIN E            535 FIDALGO STREET
    312644   FR          TRIPLETT            HOWARD              609 SOUTH JENISON AVENUE
    312645   FR          CORDES              ROGER L.            9225 CUSTAR ROAD
    312646   FR          FRANCIS             KATHRYN             27 KENILWORTH AVEN
    312647   ARM2-28     MILLER             GLEN M.             4144 BROOKMYRA DRIVE
    312649   BLLN        POWERS              JOHN A.             10543 BROOKWOOD
    312650   BLLN        LOFTON              FREDDIE             5497 N.W. 53RD STREE
    312653   FR          SEARS               DONNA               423 GORE ROAD
    312654   FR          SIMPSON             DAVID R.            2549 BRIDWELL STREET
    312655   BLLN        MUNSON              LINDA F.            4112 OLD HICKORY BOU
    312656   FR          RAMSEY              MICHAEL             3007 DON DEE DRIVE
    312658   FR          AMBROIGGIO          PATRICIA            1321 S. FINLEY ROAD
    312659   ARM2-28     MAYNARD            BERNARD             25612 NEW YORK
    312661   FR          FRAPPIER            LUC N.              7989 STONE RD
    312662   FR          BOWLING             JERRY L.            1070 MCMAKIN MCMULLE
    312664   FR          MCGARITY            LEMIE B.            7318 OLD MCGARITY PL
    312665   BLLN        TODD                WAYNE               4126 SEMINOLE
    312667   FR          WERTZ/BEARD         MYRTLE D            5040 PHEASANT LANE S
    312669   BLLN        MORRISON            MELVIN              2512 17TH AVENUE EAS
    312670   BLLN        GODWIN              JAMES               ROUTE 11 BOX 290
    312672   BLLN        JOHNSON             LINDA M.            4175 COUNTY ROAD 98
    312673   ARM2-28     PALMER              WILLIAM             27349 MARSHALL AVENUE
    312675   BLLN        DEARSTONE           COREEN              758 CONKLIN ROAD
    312677   FR          LABOY               JOSE A. LABOY-R     3909 TROTTER ROAD
    312679   BLLN        ARNOLD              JANIE B.            1170 SHADOWLINE
    312681   FR          CURRY               MAMIE               118 PRESSWOOD STREE
    312682   FR          LYLES               DONNIE E            9808 QUEBEC AVENUE

   LOAN NO           CITY              STATE        ZIP             COUNTY            ORIG BAL       UPB     UPB AS OF 03/01
-----------  ---------------------  -----------  ---------  -----------------------  -----------  ---------  ---------------
    312559   FAIRFIELD                  OH       45014      BUTLER                    29,300.00   29,228.00      29,228.00
    312563   NASHVILLE                  TN       37214      DAVIDSON                  83,866.00   83,826.41      83,826.41
    312564   MAIDEN                     NC       28650      LINCOLN                   62,050.00   61,905.52      61,905.52
    312565   TOLEDO                     OH       43609      LUCAS                     44,000.00   44,000.00      44,000.00
    312566   INKSTER                    MI       48141      WAYNE                     48,000.00   47,985.48      47,985.48
    312567   COLUMBUS                   OH       43206      FRANKLIN                  63,750.00   63,617.47      63,617.47
    312568   CHICAGO                    IL       60624      COOK                      59,250.00   59,236.14      59,236.14
    312570   DANVILLE                   IL       61832      VERMILION                 44,800.00   44,800.00      44,800.00
    312574   FOSTORIA                   OH       44830      SENECA                    14,250.00   14,182.21      14,182.21
    312575   WATERFORD                  MI       48329      OAKLAND                   56,162.00   56,162.00      56,162.00
    312576   CHICAGO                    IL       60655      COOK                      60,000.00   59,977.41      59,977.41
    312577   CHICAGO                    IL       60643      COOK                      56,000.00   55,870.38      55,870.38
    312578   PEORIA                     IL       61603      PEORIA                     9,000.00    8,965.07       8,965.07
    312579   FAIRMOUNT                  IL       61841      VERMILION                 30,550.00   30,550.00      30,550.00
    312580   VERMILION                  OH       44089      LORAIN                    73,200.00   73,200.00      73,200.00
    312583   HINESVILLE                 GA       31313      LIBERTY                   26,577.00   26,547.69      26,547.69
    312584   CANTON                     OH       44705      STARK                     40,000.00   39,903.75      39,903.75
    312585   NASHVILLE                  TN       37208      DAVIDSON                  37,200.00   37,185.84      37,185.84
    312586   DULUTH                     GA       30136      GWINNETT                 172,000.00   172,000.00    172,000.00
    312587   CANTON                     OH       44705      STARK                     44,220.00   44,116.21      44,116.21
    312589   LODI                       WI       53555      COLUMBIA                  32,000.00   31,962.79      31,962.79
    312590   MEDWAY                     OH       45341      CLARK                     99,550.00   99,550.00      99,550.00
    312592   SORRENTO                   FL       32776      LAKE                      65,000.00   64,973.89      64,973.89
    312593   HENDERSONVILLE             TN       37075      SUMNER                    77,775.00   77,775.00      77,775.00
    312595   EAST LIVERPOOL             OH       43920      COLUMBIANA                84,000.00   83,965.15      83,965.15
    312599   DETROIT                    MI       48238      WAYNE                     44,200.00   41,861.17      41,861.17
    312600   COLUMBIA                   SC       29201      RICHLAND                  38,250.00   38,236.94      38,236.94
    312602   STERLING HEIGHTS           MI       48312      MACOMB                   129,650.00   129,578.44    129,578.44
    312603   GRETNA                     FL       32332      GADSDEN                   27,750.00   27,750.00      27,750.00
    312604   COLUMBUS                   OH       43223      FRANKLIN                  56,000.00   55,990.04      55,990.04
    312606   SOPHIA                     NC       27350      RANDOLPH                  58,000.00   58,000.00      58,000.00
    312607   UNIONTOWN                  OH       44685      STARK                    114,750.00   114,691.13    114,691.13
    312608   ORANGE PARK                FL       32073      CLAY                      55,000.00   54,974.06      54,974.06
    312609   CLEVELAND                  OH       44103      CUYAHOGA                  37,200.00   37,185.81      37,185.81
    312610   CONNERSVILLE               IN       47331      FAYETTE                   40,000.00   39,980.53      39,980.53
    312612   ARABI                      LA       70032      SAINT BERNARD             15,000.00   14,968.96      14,968.96
    312614   HENDERSONVILLE             TN       37075      SUMNER                    60,000.00   59,983.21      59,983.21
    312615   INDIANAPOLIS               IN       46226      MARION                    58,500.00   58,500.00      58,500.00
    312616   FORT THOMAS                KY       41075      CAMPBELL                  38,000.00   37,957.25      37,957.25
    312619   BALTIMORE                  MD       21234      BALTIMORE                 51,500.00   51,500.00      51,500.00
    312620   LAUREL                     MS       39440      JONES                     20,000.00   20,000.00      20,000.00
    312622   KNOXVILLE                  TN       37917      KNOX                      36,000.00   36,000.00      36,000.00
    312623   BROUSSARD                  LA       70518      LAFAYETTE                 36,000.00   36,000.00      36,000.00
    312624   EATON TOWNSHIP             OH       44044      LORAIN                    52,000.00   51,976.80      51,976.80
    312625   CLEVELAND                  OH       44110      CUYAHOGA                  36,000.00   35,984.74      35,984.74
    312626   DECATUR                    GA       30034      DE KALB                   76,500.00   76,500.00      76,500.00
    312627   MOSINEE                    WI       54455      MARATHON                  61,000.00   60,975.50      60,975.50
    312628   WARREN                     MI       48089      MACOMB                    20,000.00   20,000.00      20,000.00
    312633   ALLERTON                   IL       61810      VERMILION                 29,400.00   29,400.00      29,400.00
    312634   NASHVILLE                  TN       37214      DAVIDSON                 123,500.00   123,500.00    123,500.00
    312639   INDIANAPOLIS               IN       46237      MARION                    44,300.00   44,233.24      44,233.24
    312642   SEDRO WOOLLEY              WA       98284      SKAGIT                    76,000.00   75,972.60      75,972.60
    312644   LANSING                    MI       48915      INGHAM                    70,800.00   70,761.73      70,761.73
    312645   CUSTAR                     OH       43511      WOOD                      52,200.00   51,975.73      51,975.73
    312646   ORMOND BEACH               FL       32174      VOLUSIA                   68,000.00   68,000.00      68,000.00
    312647   ORLANDO                    FL       32837      ORANGE                   167,058.00   167,058.00    167,058.00
    312649   PLYMOUTH                   MI       48170      WAYNE                    155,920.00   155,863.67    155,863.67
    312650   OCALA                      FL       34482      MARION                    81,900.00   81,854.80      81,854.80
    312653   CONNEAUT                   OH       44030      ASHTABULA                 39,000.00   39,000.00      39,000.00
    312654   KINGSPORT                  TN       37664      SULLIVAN                  38,000.00   37,921.00      37,921.00
    312655   OLD HICKORY                TN       37138      DAVIDSON                  56,100.00   56,085.74      56,085.74
    312656   LOUISVILLE                 KY       40220      JEFFERSON                 15,100.00   14,914.86      14,914.86
    312658   LOMBARD                    IL       60148      DU PAGE                   15,000.00   14,969.55      14,969.55
    312659   DEARBORN HEIGHTS           MI       48125      WAYNE                     64,800.00   64,800.00      64,800.00
    312661   MEDINA                     OH       44256      MEDINA                   120,000.00   120,000.00    120,000.00
    312662   SHELBYVILLE                KY       40065      SHELBY                    69,700.00   68,208.44      68,208.44
    312664   DALLAS                     GA       30132      PAULDING                 110,000.00   109,957.50    109,957.50
    312665   DETROIT                    MI       48214      WAYNE                     31,200.00   31,186.78      31,186.78
    312667   OLYMPIA                    WA       98513      THURSTON                  50,000.00   50,000.00      50,000.00
    312669   SPRINGFIELD                TN       37172      ROBERTSON                 70,975.00   70,960.01      70,960.01
    312670   LUMBERTON                 NC        28358      ROBESON                   54,400.00   54,387.60      54,387.60
    312672   MOUNT GILEAD               OH       43338      MORROW                    72,750.00   72,750.00      72,750.00
    312673   SOUTHFIELD                 MI       48076      OAKLAND                  120,700.00   120,700.00    120,700.00
    312675   JONESBOROUGH               TN       37659      WASHINGTON                53,200.00   53,187.04      53,187.04
    312677   COLUMBIA                   SC       29209      RICHLAND                  48,000.00   48,000.00      48,000.00
    312679   MEMPHIS                    TN       38109      SHELBY                    46,000.00   46,000.00      46,000.00
    312681   MILLEDGEVILLE              GA       31061      BALDWIN                   21,600.00   21,522.23      21,522.23
    312682   CLEVELAND                  OH       44106      CUYAHOGA                  43,200.00   43,200.00      43,200.00

   LOAN NO      P&I       RATE         ORIG TERM        CLTV
-----------  ---------  ---------  -----------------  ---------
    312559      311.28     9.8000            180         0.3907
    312563      720.54     9.7500            360         0.8984
    312564      687.82    10.5500            180         0.8500
    312565      415.90     9.7000            240         0.7097
    312566      484.52    11.7500            360         0.8000
    312567      748.78    11.6000            180         0.8500
    312568      650.80    12.9000            360         0.7500
    312570      376.70     9.5000            360         0.8000
    312574      191.88    10.4500            120         0.5278
    312575      685.37    13.6800            240         0.7500
    312576      560.09    10.7500            360         0.4412
    312577      617.29    10.4500            180         0.8000
    312578      122.29    14.4000            180         0.5000
    312579      357.15    13.8000            180         0.6500
    312580      596.90     9.1500            360         0.8000
    312583      280.68    11.3500            240         0.8500
    312584      430.58    10.0300            180         0.8000
    312585      345.86    10.7000            180         0.8000
    312586    1,465.13     9.6500            180         0.6880
    312587      483.34    10.3000            180         0.7624
    312589      329.21    10.9500            240         0.7065
    312590      783.16     8.7500            360         0.8296
    312592      592.15    10.4500            180         0.7471
    312593      705.63    10.4000            360         0.8500
    312595      755.85    10.3000            180         0.8000
    312599      386.25     9.9500            360         0.8500
    312600      370.06    11.2000            180         0.7500
    312602    1,038.53     8.9500            360         0.7998
    312603      297.35     9.9500            180         0.7500
    312604      667.96    14.1000            180         0.8000
    312606      621.50     9.9500            180         0.8000
    312607      948.18     9.3000            360         0.8500
    312608      470.52     9.7000            180         0.7857
    312609      345.58    10.6900            180         0.8000
    312610      337.80     9.5500            360         0.6667
    312612      176.66    11.6500            180         0.7841
    312614      621.79    12.1000            180         0.7500
    312615      515.54    10.0500            180         0.8478
    312616      397.42    11.2000            240         0.7236
    312619      498.69    10.0500            240         0.5000
    312620      250.89    14.1500            240         0.8000
    312622      345.56    11.1000            180         0.8000
    312623      451.70    12.8400            180         0.7500
    312624      454.80     9.9600            360         0.5306
    312625      321.26    10.2000            180         0.7059
    312626      688.36    10.3000            180         0.8500
    312627      555.71    10.4500            180         0.7531
    312628      183.70    10.5500            360         0.4598
    312633      332.13    13.3000            180         0.7000
    312634    1,374.85    13.0900            180         0.8459
    312639      397.16     8.9500            240         0.7383
    312642      720.90    10.9500            360         0.7835
    312644      572.22     9.0500            360         0.8429
    312645      754.97    12.2000            120         0.8700
    312646      683.79    11.7000            360         0.8500
    312647    1,363.46     9.1600            360         0.8080
    312649    1,477.80    10.9400            180         0.8000
    312650      656.04     8.9500            180         0.9000
    312653      453.86    11.4300            180         0.7500
    312654      446.33    11.6000            180         0.7917
    312655      614.01    12.8500            180         0.8500
    312656      335.51    11.9500             60         0.5900
    312658      178.58    11.8500            180         0.7647
    312659      572.02    10.0700            360         0.8000
    312661    1,120.18    10.7500            360         0.7500
    312662      614.24    10.0500            360         0.8500
    312664    1,016.92    10.6300            360         0.7801
    312665      278.42    10.2000            180         0.5887
    312667      452.89    10.3800            360         0.4808
    312669      804.59    13.3500            180         0.8500
    312670      603.90    13.0500            180         0.8500
    312672      742.72    11.9000            180         0.7500
    312673    1,006.12     9.4000            360         0.8500
    312675      576.88    12.7200            180         0.8378
    312677      509.95     9.8000            180         0.7619
    312679      494.51    12.6000            180         0.7667
    312681      350.47    15.1500            120         0.6000
    312682      383.27    10.1300            360         0.8000

                         EQUIVANTAGE--1997-1 LOAN LIST

                                                                                NOTE       FIRST     MATURITY     NEXT PMT
  LOAN NO        REM TERM           AM TERM       SALES PRICE     APPR VAL      DATE        PMT        DATE         DATE
-----------  -----------------  ---------------  --------------  -----------  ---------  ---------  -----------  -----------

    312559             179               180             0.00      75000.00   02-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312563             359               360         93350.00      93350.00   31-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312564             179               180             0.00      73000.00   02-Jan-97  01-Feb-97   01-Jan-12    01-Mar-97
    312565             240               240             0.00      62000.00   03-Jan-97  15-Feb-97   15-Jan-17    15-Feb-97
    312566             359               360             0.00      60000.00   17-Jan-97  01-Mar-97   01-Feb-27    01-Apr-97
    312567             179               180             0.00      75000.00   03-Jan-97  01-Feb-97   01-Jan-12    01-Mar-97
    312568             359               360             0.00      79000.00   06-Jan-97  15-Feb-97   15-Jan-27    15-Mar-97
    312570             360               360             0.00      56000.00   06-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312574             119               120             0.00      27000.00   03-Jan-97  01-Feb-97   01-Jan-07    01-Mar-97
    312575             240               240             0.00     298000.00   03-Jan-97  01-Mar-97   01-Feb-17    01-Mar-97
    312576             359               360             0.00     136000.00   03-Jan-97  01-Mar-97   01-Feb-27    01-Apr-97
    312577             179               180             0.00      70000.00   08-Jan-97  01-Feb-97   01-Jan-12    01-Mar-97
    312578             178               180             0.00      18000.00   06-Jan-97  01-Feb-97   01-Jan-12    01-Apr-97
    312579             180               360             0.00      47000.00   07-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312580             360               360             0.00      91500.00   17-Jan-97  15-Mar-97   15-Feb-27    15-Mar-97
    312583             239               240             0.00     128000.00   06-Jan-97  01-Feb-97   01-Jan-17    01-Mar-97
    312584             179               180             0.00      50000.00   16-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312585             179               360             0.00      46500.00   03-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312586             180               360             0.00     250000.00   07-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312587             179               180             0.00      58000.00   06-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312589             239               240             0.00     122000.00   06-Jan-97  15-Feb-97   15-Jan-17    15-Mar-97
    312590             360               360             0.00     120000.00   08-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312592             179               360             0.00      87000.00   03-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312593             360               360             0.00      91500.00   06-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312595             179               360             0.00     105000.00   08-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312599             359               360             0.00      52000.00   14-Jan-97  15-Feb-97   15-Jan-27    15-Mar-97
    312600             179               360             0.00      51000.00   07-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312602             359               360             0.00     162100.00   07-Jan-97  01-Mar-97   01-Feb-27    01-Apr-97
    312603             180               180             0.00      37000.00   07-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312604             179               360             0.00      70000.00   07-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312606             180               180             0.00      72500.00   07-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312607             359               360             0.00     135000.00   15-Jan-97  15-Feb-97   15-Jan-27    15-Mar-97
    312608             179               360             0.00      70000.00   06-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312609             179               360             0.00      46500.00   07-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312610             359               360             0.00      60000.00   08-Jan-97  01-Mar-97   01-Feb-27    01-Apr-97
    312612             179               180             0.00      79000.00   06-Jan-97  01-Feb-97   01-Jan-12    01-Mar-97
    312614             179               360             0.00      80000.00   07-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312615             180               360             0.00      69000.00   13-Jan-97  15-Feb-97   15-Jan-12    15-Feb-97
    312616             239               240             0.00     155000.00   08-Jan-97  15-Feb-97   15-Jan-17    15-Mar-97
    312619             240               240             0.00     103000.00   08-Jan-97  01-Mar-97   01-Feb-17    01-Mar-97
    312620             240               240             0.00      25000.00   29-Jan-97  15-Mar-97   15-Feb-17    15-Mar-97
    312622             180               360             0.00      45000.00   07-Jan-97  15-Feb-97   15-Jan-12    15-Feb-97
    312623             180               180             0.00      48000.00   11-Jan-97  15-Feb-97   15-Jan-12    15-Feb-97
    312624             359               360             0.00      98000.00   09-Jan-97  15-Feb-97   15-Jan-27    15-Mar-97
    312625             179               360             0.00      51000.00   08-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312626             180               360             0.00      90000.00   08-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312627             179               360             0.00      81000.00   10-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312628             360               360             0.00      43500.00   10-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312633             180               360             0.00      42000.00   09-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312634             180               360             0.00     146000.00   08-Jan-97  15-Feb-97   15-Jan-12    15-Feb-97
    312639             239               240             0.00      60000.00   10-Jan-97  15-Feb-97   15-Jan-17    15-Mar-97
    312642             359               360             0.00      97000.00   10-Jan-97  15-Feb-97   15-Jan-27    15-Mar-97
    312644             359               360             0.00      84000.00   20-Jan-97  15-Feb-97   15-Jan-27    15-Mar-97
    312645             119               120             0.00      60000.00   10-Jan-97  01-Mar-97   01-Feb-07    01-Apr-97
    312646             360               360             0.00      80000.00   10-Jan-97  15-Feb-97   15-Jan-27    15-Feb-97
    312647             360               360        206756.00     206756.00   28-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312649             179               360        194900.00     194900.00   15-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312650             179               360             0.00      91000.00   10-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312653             180               180             0.00      52000.00   16-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312654             179               180             0.00      48000.00   10-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312655             179               360             0.00      66000.00   15-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312656              59                60             0.00     100000.00   09-Jan-97  15-Feb-97   15-Jan-02    15-Mar-97
    312658             179               180             0.00      85000.00   09-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312659             360               360             0.00      81000.00   10-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312661             360               360             0.00     160000.00   10-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312662             360               360             0.00      82000.00   13-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312664             359               360             0.00     141000.00   13-Jan-97  01-Mar-97   01-Feb-27    01-Apr-97
    312665             179               360             0.00      53000.00   10-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312667             360               360             0.00     104000.00   10-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312669             179               360             0.00      83500.00   13-Jan-97  01-Mar-97   01-Feb-12    01-Apr-97
    312670             179               360             0.00      64000.00   10-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312672             180               360             0.00      97000.00   10-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312673             360               360             0.00     142000.00   14-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312675             179               360             0.00      63500.00   14-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312677             180               180             0.00      63000.00   23-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312679             180               360             0.00      60000.00   15-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312681             119               120             0.00      36000.00   10-Jan-97  15-Feb-97   15-Jan-07    15-Mar-97
    312682             360               360             0.00      54000.00   11-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97

              NEXT PMT
  LOAN NO    AS OF 03/01      PROPTYPE           UNITS           OCCUP          LIEN        LIEN BAL          PURPOSE
-----------  -----------  -----------------  -------------  ---------------     -----     -------------  -----------------
    312559    15-Mar-97               1                1               1             18             0                3
    312563    01-Mar-97               1                1               1             18             0                1
    312564    01-Mar-97               8                1               1             18             0                4
    312565    15-Feb-97               1                1               1             18             0                3
    312566    01-Apr-97               1                1               1             18             0                3
    312567    01-Mar-97               1                1               1             18             0                2
    312568    15-Mar-97               5                2               1             18             0                3
    312570    01-Mar-97               1                1               1             18             0                4
    312574    01-Mar-97               1                1               3             18             0                4
    312575    01-Mar-97               1                1               1             38        167338                3
    312576    01-Apr-97               1                1               1             18             0                3
    312577    01-Mar-97               1                1               3             18             0                3
    312578    01-Apr-97               1                1               3             18             0                3
    312579    01-Mar-97               1                1               1             18             0                4
    312580    15-Mar-97               1                1               1             18             0                3
    312583    01-Mar-97               1                1               1             38         82223                3
    312584    15-Mar-97               1                1               1             18             0                3
    312585    15-Mar-97               1                1               1             18             0                2
    312586    01-Mar-97               1                1               1             18             0                4
    312587    15-Mar-97               1                1               1             18             0                4
    312589    15-Mar-97               1                1               1             38         54193                3
    312590    01-Mar-97               1                1               1             18             0                4
    312592    15-Mar-97               8                1               1             18             0                3
    312593    01-Mar-97               1                1               1             18             0                4
    312595    15-Mar-97               1                1               1             18             0                4
    312599    15-Mar-97               1                1               1             18             0                3
    312600    15-Mar-97               1                1               1             18             0                3
    312602    01-Apr-97               1                1               1             18             0                3
    312603    01-Mar-97               8                1               1             18             0                4
    312604    15-Mar-97               1                1               1             18             0                4
    312606    01-Mar-97               1                1               1             18             0                3
    312607    15-Mar-97               1                1               1             18             0                4
    312608    15-Mar-97               1                1               1             18             0                3
    312609    15-Mar-97               1                1               1             18             0                3
    312610    01-Apr-97               1                1               1             18             0                3
    312612    01-Mar-97               1                1               1             38         46944                3
    312614    15-Mar-97               1                1               1             18             0                3
    312615    15-Feb-97               1                1               1             18             0                2
    312616    15-Mar-97               1                1               1             38         74165                3
    312619    01-Mar-97               1                1               1             18             0                3
    312620    15-Mar-97               1                1               1             18             0                4
    312622    15-Feb-97               1                1               1             18             0                2
    312623    15-Feb-97               1                1               1             18             0                4
    312624    15-Mar-97               1                1               1             18             0                3
    312625    15-Mar-97               5                2               1             18             0                4
    312626    01-Mar-97               1                1               1             18             0                3
    312627    15-Mar-97               1                1               1             18             0                2
    312628    01-Mar-97               1                1               1             18             0                3
    312633    01-Mar-97               1                1               1             18             0                3
    312634    15-Feb-97               1                1               1             18             0                4
    312639    15-Mar-97               1                1               1             18             0                2
    312642    15-Mar-97               1                1               1             18             0                3
    312644    15-Mar-97               1                1               1             18             0                4
    312645    01-Apr-97               1                1               1             18             0                3
    312646    15-Feb-97               1                1               1             18             0                3
    312647    01-Mar-97               1                1               3             18             0                1
    312649    15-Mar-97               1                1               1             18             0                1
    312650    15-Mar-97               1                1               1             18             0                4
    312653    01-Mar-97               1                1               1             18             0                3
    312654    15-Mar-97               1                1               1             18             0                3
    312655    15-Mar-97               1                1               1             18             0                4
    312656    15-Mar-97               1                1               1             38         43897                3
    312658    15-Mar-97               3                1               1             38         50000                3
    312659    01-Mar-97               1                1               1             18             0                3
    312661    01-Mar-97               1                1               1             18             0                2
    312662    01-Mar-97               1                1               1             18             0                3
    312664    01-Apr-97               1                1               1             18             0                3
    312665    15-Mar-97               1                1               3             18             0                3
    312667    01-Mar-97               1                1               1             18             0                3
    312669    01-Apr-97               1                1               1             18             0                2
    312670    15-Mar-97               1                1               1             18             0                4
    312672    01-Mar-97               8                1               1             18             0                4
    312673    01-Mar-97               1                1               1             18             0                4
    312675    15-Mar-97               8                1               1             18             0                4
    312677    01-Mar-97               1                1               1             18             0                3
    312679    01-Mar-97               1                1               1             18             0                2
    312681    15-Mar-97               8                1               1             18             0                3
    312682    01-Mar-97               1                1               1             18             0                3

                            BNK RUP                                               NEXT INT       PERIODIC         LIFE
   LOAN NO       GRADE      DISCHARGE       SECT 32        MARGIN        INDEX      CHANGE           CAP            CAP

-----------  -----------  ------------  -------------  -------------  ---------  -----------  ---------------     -----
    312559            A     01-Jul-92             F              0                   --                  0              0
    312563            A     07-Feb-92             F           5.75    6MOLIB      01-Jan-99            1.5              7
    312564            A        --                 F              0                   --                  0              0
    312565            A     08-Mar-93             F              0                   --                  0              0
    312566            B        --                 F              0                   --                  0              0
    312567            B        --                 F              0                   --                  0              0
    312568            B        --                 T              0                   --                  0              0
    312570            B     24-Jul-91             F            6.5    6MOLIB      01-Feb-99            1.5              7
    312574            A        --                 F              0                   --                  0              0
    312575            C     01-Sep-96             F              0                   --                  0              0
    312576            A        --                 F              0                   --                  0              0
    312577            A        --                 F              0                   --                  0              0
    312578            C        --                 F              0                   --                  0              0
    312579            C        --                 F              0                   --                  0              0
    312580            B        --                 F              0                   --                  0              0
    312583            B        --                 F              0                   --                  0              0
    312584            A        --                 F              0                   --                  0              0
    312585            A        --                 F              0                   --                  0              0
    312586            A     15-Dec-94             F              0                   --                  0              0
    312587            A        --                 F              0                   --                  0              0
    312589            A        --                 F              0                   --                  0              0
    312590            A        --                 F           5.25    6MOLIB      01-Feb-99            1.5              7
    312592            A     01-Mar-89             F              0                   --                  0              0
    312593            A        --                 F              0                   --                  0              0
    312595            A        --                 F              0                   --                  0              0
    312599            B        --                 T           7.45    6MOLIB      15-Jul-97            1.5              7
    312600            B        --                 F              0                   --                  0              0
    312602            A        --                 F            6.2    6MOLIB      01-Aug-97            1.5              7
    312603            A        --                 F              0                   --                  0              0
    312604            C        --                 F              0                   --                  0              0
    312606            A        --                 F              0                   --                  0              0
    312607            A        --                 F              0                   --                  0              0
    312608            A     01-Apr-94             F              0                   --                  0              0
    312609            A        --                 F              0                   --                  0              0
    312610            A        --                 F              0                   --                  0              0
    312612            A        --                 F              0                   --                  0              0
    312614            B     26-Sep-95             F              0                   --                  0              0
    312615            A     01-Nov-91             F              0                   --                  0              0
    312616            A        --                 F              0                   --                  0              0
    312619            A        --                 F              0                   --                  0              0
    312620            B        --                 F              0                   --                  0              0
    312622            B        --                 F              0                   --                  0              0
    312623            C        --                 F              0                   --                  0              0
    312624            A        --                 F              0                   --                  0              0
    312625            A        --                 F              0                   --                  0              0
    312626            A        --                 F              0                   --                  0              0
    312627            A        --                 F              0                   --                  0              0
    312628            B        --                 T           7.55    6MOLIB      01-Feb-99            1.5              7
    312633            C        --                 T              0                   --                  0              0
    312634            B     22-Oct-94             F              0                   --                  0              0
    312639           A+     01-Jan-89             F              0                   --                  0              0
    312642            B        --                 F              0                   --                  0              0
    312644           A+        --                 F              0                   --                  0              0
    312645            A        --                 F              0                   --                  0              0
    312646            B        --                 F              0                   --                  0              0
    312647            A        --                 F           5.66    6MOLIB      01-Feb-99            1.5              7
    312649            A        --                 F              0                   --                  0              0
    312650           A+        --                 F              0                   --                  0              0
    312653            B        --                 T              0                   --                  0              0
    312654            B     01-Sep-91             F              0                   --                  0              0
    312655            B     17-Oct-91             F              0                   --                  0              0
    312656            B        --                 F              0                   --                  0              0
    312658            B        --                 F              0                   --                  0              0
    312659            B        --                 F           7.07    6MOLIB      01-Feb-99            1.5              7
    312661            A     13-Aug-91             F              0                   --                  0              0
    312662            A     01-Jul-90             F              0                   --                  0              0
    312664            A        --                 F              0                   --                  0              0
    312665            A        --                 F              0                   --                  0              0
    312667            A        --                 F              0                   --                  0              0
    312669            B        --                 F              0                   --                  0              0
    312670            B        --                 F              0       --               0              0
    312672            B        --                 F              0                   --                  0              0
    312673            A        --                 F            5.9    6MOLIB      01-Feb-99            1.5              7
    312675            B        --                 F              0                   --                  0              0
    312677            A        --                 F              0                   --                  0              0
    312679            C     12-Jun-90             T              0                   --                  0              0
    312681            C        --                 F              0                   --                  0              0
    312682            A        --                 F              0                   --                  0              0


                         EQUIVANTAGE--1997-1 LOAN LIST

                                                 PRE PMT
  LOAN NO         FLOOR          CEILING           PEN             DOC LEVEL
-----------  ---------------  -------------  ---------------  -------------------
    312559          0                   0           P                  F
    312563        9.75              16.75           P                  F
    312564          0                   0                              F
    312565          0                   0           P                  F
    312566          0                   0           P                  F
    312567          0                   0           P                  F
    312568          0                   0                              F
    312570         9.5               16.5                              F
    312574          0                   0           F
    312575          0                   0           P                  F
    312576          0                   0                              F
    312577          0                   0                              F
    312578          0                   0                              F
    312579          0                   0                              F
    312580          0                   0           P                  F
    312583          0                   0           P                  F
    312584          0                   0           P                  F
    312585          0                   0                              F
    312586          0                   0           P                  F
    312587          0                   0           P                  F
    312589          0                   0                              F
    312590        8.75              15.75           P                  F
    312592          0                   0           P                  F
    312593          0                   0           P                  F
    312595          0                   0           P                  F
    312599        10.95             16.95                              F
    312600          0                   0                              F
    312602        9.95              15.95           P                  F
    312603          0                   0           P                  F
    312604          0                   0                              F
    312606          0                   0                              F
    312607          0                   0           P                  F
    312608          0                   0           P                  F
    312609          0                   0           P                  F
    312610          0                   0                              F
    312612          0                   0                              F
    312614          0                   0                              F
    312615          0                   0           P                  F
    312616          0                   0           P                  F
    312619          0                   0                              F
    312620          0                   0           P                  F
    312622          0                   0                              F
    312623          0                   0           P                  F
    312624          0                   0           P                  F
    312625          0                   0           P                  F
    312626          0                   0           P                  F
    312627          0                   0           P                  F
    312628        10.55             17.55                              F
    312633          0                   0                              F
    312634          0                   0           P                  F
    312639          0                   0           P                  F
    312642          0                   0           P                  F
    312644          0                   0           P                  F
    312645          0                   0           P                  F
    312646          0                   0           P                  F
    312647        9.16              16.16                              F
    312649          0                   0                              F
    312650          0                   0           P                  F
    312653          0                   0                              F
    312654          0                   0           P                  F
    312655          0                   0                              F
    312656          0                   0           P                  F
    312658          0                   0           P                  F
    312659        10.07             17.07           P                  F
    312661          0                   0           P                  L
    312662          0                   0           P                  F
    312664          0                   0           P                  F
    312665          0                   0           P                  F
    312667          0                   0           P                  F
    312669          0                   0           F
    312670          0                   0                              F
    312672          0                   0           P                  F
    312673         9.4               16.4           P                  F
    312675          0                   0                              F
    312677          0                   0                              F
    312679          0                   0                              F
    312681          0                   0           P                  F
    312682          0                   0           P                  F

                         EQUIVANTAGE--1997-1 LOAN LIST

   LOAN NO      TYPE          LASTNAME           FIRSTNAME                           ADDRESS
-----------  ----------  ------------------  ------------------  ------------------------------------------------
    312683   FR          MILLS               JAMES K.            1189 EVERETT HULL RO
    312684   FR          DENMARK             JOSEPH C            ROUTE 1 BOX 236
    312685   BLLN        RAMIREZ             SALVADOR            282 LINDSAY STREET
    312687   FR          SALSBURY            JOHN W.             580 CANTERBURY ROAD
    312689   ARM         MACK                MICHAEL             437 WEST 43RD STREE
    312690   FR          TOWNES              GUSLEY              1026 SOUTH 10TH AVENUE
    312692   BLLN        DAVIS               GOLIATH             135 LEXINGTON DRIVE
    312693   FR          CHANCEY             JOHN M.             1318 BRISTOL COURT
    312694   BLLN        SCHOEPSER/DYMENT   MARK A. SCHOEPF     5706 S. SHERIDAN AVENUE
    312695   FR          GOINS               XIMENA              2738 CRESCENT LANE
    312698   FR          WILLIAMS            VON MARK            9175 SHARON HILLS
    312699   FR          PATRICK             CHRISTOP            10262 BARBERVILL ROAD
    312701   FR          WILLIS              MARGIT L            8220 SOUTH ADA STREE
    312702   FR          MCDONALD            JOSEPH D.           27725 DARTMOUTH
    312703   FR          CIULLA              JAMES               1355 EAST 346TH STRE
    312704   FR          ANDERSON            EDDIE F.            11712 DOVE AVENUE
    312705   BLLN        MCLEOD              CURTIS              9366 STOEPEL
    312706   FR          HOLLOWAY            RUSSELL             12571 TANGI AVENUE
    312707   FR          ROBINSON            LAVERNE             6962 CORONET
    312709   FR          MARTOIA             DENNIS C            15065 FAIRWAY
    312713   FR          MORRISON            THEODORE            2206 11TH AVENUE SOU
    312714   BLLN        KATEMAN             DAWN L.             207 HENDERSON STREET
    312715   FR          PARR                MICHAEL             516 PEGASUS
    312716   FR          SERGEANT            CHARLES             903 NORTH FIFTH AVE
    312717   ARM2-28     TOUCHTON            WILLIAM             2850 RIVERFRONT TRAI
    312719   FR          NORRIS              EBBIN ARNOLD        172 H. RUSH ROAD
    312722   FR          JONES               CECILE D            7609 CALUMET
    312723   FR          GONZALES            ALBERT              225 LINCOLN STREET
    312724   BLLN        BRUNELLE            JOHN                2196 SPRING RAIN DRI
    312726   BLLN        CLARK               LEON U.             403 PENARTH DRIVE
    312727   FR          HICKLEN             BILLY WA            720 23RD STREET
    312728   FR          GREER               TERRY M.            2512 CARTER AVENUE
    312729   BLLN        SMOOT               JOHNNIE D.          2326 WEBB
    312732   BLLN        DURHAM              ROBERT M            107 RIVER DRIVE
    312734   BLLN        THOMAS              RACHEL A            2306 GREEN POND ROAD
    312736   BLLN        RHONE               CHARLES             2216 LINDELL AVENUE
    312738   FR          MCINTOSH            KENNETH             3342 W 48TH ST
    312739   BLLN        BUCHANAN            LAWRENCE            813 AVERY VALLEY DR
    312741   BLLN        WARD                WAITES J.           310 OLD SOCASTEE HIGHWAY
    312742   BLLN        ANCRUM              BARBARA             850 TRIPE STREET
    312743   FR          MOORE               BEATRICE            13201 SVEC AVE
    312744   BLLN        GILLESPIE           IDA M.              12237 WASHBURN
    312745   BLLN        COLE                ERNEST J            2124 LAKE ROAD
    312746   BLLN        HOOKER              MICHAEL             3056 AND 3058 LEE RO
    312749   FR          COBERLY             DAVID L.            7880 CHINOOK COURT
    312752   FR          BINKS               CRAIG C.            125 EAST 7615 SOUTH
    312753   FR          BINKS               CRAIG C.            3326 WEST DANUBE DRI
    312754   FR          BINKS               CRAIG C.            4778 WEST 5865 SOUTH
    312755   FR          BINKS               CRAIG C.            7740 WEST 3210 SOUTH
    312756   FR          BINKS               CRAIG C.            7758 WEST CONSILINE
    312759   FR          VINES               DANIEL W            ROUTE 8 BOX 535 B
    312763   FR          KISEREU             TIBERIUS            1004 OAK RIDGE DRIVE
    312765   FR          BROWN               GEORGE HUIE         330 TRIVET ROAD
    312767   FR          FELTE               CHARLETTE A.        2943 SOUTHMOOR DR
    312770   BLLN        BROWN               JENNY CA            115 WINTERBERRY DRI
    312772   ARM         FARIS               VICKI               N5383 BROOKLYN G ROAD
    312773   FR          BLENNER             JOHN P.             981 GLENSIDE COURT
    312774   FR          CARNEY              WILLIAM R.          808 EAST BALDWIN ROAD
    312775   ARM2-28     BOTTIAUX            DAVID S.            3512 HERBEY
    312776   ARM2-28     VERSTRAETE          DONALD D.           25756 BILLETTE
    312777   FR          BRANDON             LORENZO             7311 SEAWOOD COURT
    312778   FR          MERCER              GEORGE              106 MANNS ROAD
    312779   FR          GAMBOL              RALPH M.            20 BAYBERRY DRIVE
    312780   ARM2-28     WOODS               MARGIE L.           1839 REYBURN ROAD
    312783   FR          BURNS               DEVONA              372 ROGERS RIDGE ROAD
    312784   ARM2-28     BENINATO            SAM D.              1692 ELM PLACE
    312785   FR          LAST                JURGEN E            411 SUNCREST BLVD
    312786   FR          RAMOS               CYNTHIA M.          1402 LATHAM PLACE
    312787   FR          LAUBACH             DONNA ANN           1909 NEVILL ROAD
    312788   FR          LOCKETT             LINDA M.            436 BERRY AVENUE
    312789   ARM2-28     IDEMOTO             JOHN S.             3437 WEST 130TH STREET
    312791   ARM2-28     HERRING             DONALD R.           154 SUGARLOAF DRIVE
    312792   FR          BARNES              THOMAS R.           421 MURDOCK CIRCLE
    312793   FR          TERRY/TERRY         DIANE TERRY         2756 EAST 79TH STREET
    312794   FR          TAYLOR-GIBSON       VIRGINA N.          134 W. BRIDGE
    312797   BLLN        OLIVER              LARRY J.            9007 LA. HIGHWAY 418
    312798   BLLN        SIMS                DIANE L.            1008 DELRIDGE AVENUE
    312799   BLLN        DICKERSON           JIMMY ROGER         9336 GOTT HYDRO ROAD

   LOAN NO           CITY              STATE        ZIP             COUNTY            ORIG BAL       UPB     UPB AS OF 03/01
-----------  ---------------------  -----------  ---------  -----------------------  -----------  ---------  ---------------
    312683   CORTLAND                   OH       44410      TRUMBULL                  59,200.00   59,174.09      59,174.09
    312684   LEAKESVILLE                MS       39451      GREENE                    43,400.00   43,400.00      43,400.00
    312685   ALCOA                      TN       37701      BLOUNT                    54,900.00   54,900.00      54,900.00
    312687   BAY VILLAGE                OH       44140      CUYAHOGA                 105,500.00   105,341.03    105,341.03
    312689   SHADYSIDE                  OH       43947      BELMONT                   47,800.00   47,800.00      47,800.00
    312690   MAYWOOD                    IL       60153      COOK                      80,750.00   80,750.00      80,750.00
    312692   CLARKSVILLE                TN       37042      MONTGOMERY                62,050.00   62,050.00      62,050.00
    312693   CIRCLEVILLE                OH       43113      PICKAWAY                  93,500.00   93,462.03      93,462.03
    312694   TACOMA                     WA       98408      PIERCE                    96,300.00   96,300.00      96,300.00
    312695   GASTONIA                   NC       28052      GASTON                    46,400.00   46,386.27      46,386.27
    312698   BATON ROUGE                LA       70811      EAST BATON ROUGE          36,750.00   36,750.00      36,750.00
    312699   FORT MILL                  SC       29715      LANCASTER                 64,414.00   64,390.02      64,390.02
    312701   CHICAGO                    IL       60620      COOK                      52,000.00   51,987.84      51,987.84
    312702   MADISON HEIGHTS            MI       48071      OAKLAND                   60,350.00   60,350.00      60,350.00
    312703   EASTLAKE                   OH       44095      LAKE                      75,000.00   74,805.35      74,805.35
    312704   CLEVELAND                  OH       44105      CUYAHOGA                  50,300.00   50,257.70      50,257.70
    312705   DETROIT                    MI       48204      WAYNE                     30,000.00   30,000.00      30,000.00
    312706   ROSELAND                   LA       70456      TANGIPAHOA                30,500.00   30,421.20      30,421.20
    312707   BATON ROUGE                LA       70812      EAST BATON ROUGE          48,000.00   48,000.00      48,000.00
    312709   LIVONIA                    MI       48154      WAYNE                    106,300.00   106,262.83    106,262.83
    312713   NASHVILLE                  TN       37204      DAVIDSON                  69,300.00   69,276.86      69,276.86
    312714   GREENVILLE                 SC       29611      GREENVILLE                20,000.00   20,000.00      20,000.00
    312715   MOLALLA                    OR       97038      CLACKAMAS                109,600.00   109,565.28    109,565.28
    312716   MAYWOOD                    IL       60153      COOK                     123,300.00   123,252.57    123,252.57
    312717   GENEVA                     FL       32732      SEMINOLE                 119,850.00   119,850.00    119,850.00
    312719   DEVILLE                    LA       71328      RAPIDES                   34,500.00   34,500.00      34,500.00
    312722   CHICAGO                    IL       60619      COOK                      22,500.00   22,450.28      22,450.28
    312723   HOUMA                      LA       70364      TERREBONNE                34,642.00   34,491.41      34,491.41
    312724   CLEARWATER                 FL       34623      PINELLAS                  57,750.00   57,750.00      57,750.00
    312726   GREENVILLE                 SC       29611      GREENVILLE                82,450.00   82,417.58      82,417.58
    312727   NASHVILLE                  TN       37209      DAVIDSON                  25,000.00   24,889.72      24,889.72
    312728   NASHVILLE                  TN       37206      DAVIDSON                  72,000.00   72,000.00      72,000.00
    312729   DETROIT                    MI       48206      WAYNE                     33,700.00   33,700.00      33,700.00
    312732   WILLIAMSTON                SC       29697      ANDERSON                 100,000.00   100,000.00    100,000.00
    312734   WOODRUFF                   SC       29388      SPARTANBURG               34,703.00   34,589.06      34,589.06
    312736   NASHVILLE                  TN       37204      DAVIDSON                  43,000.00   43,000.00      43,000.00
    312738   CLEVELAND                  OH       44102      CUYAHOGA                  32,000.00   31,966.32      31,966.32
    312739   SMYRNA                     TN       37167      RUTHERFORD                86,700.00   86,674.92      86,674.92
    312741   MYRTLE BEACH               SC       29577      HORRY                     25,000.00   25,000.00      25,000.00
    312742   CHARLESTON                 SC       29407      CHARLESTON                41,200.00   41,200.00      41,200.00
    312743   CLEVELAND                  OH       44120      CUYAHOGA                  45,050.00   45,050.00      45,050.00
    312744   DETROIT                    MI       48204      WAYNE                     23,200.00   23,200.00      23,200.00
    312745   AKRON                      OH       44312      SUMMIT                    44,800.00   44,800.00      44,800.00
    312746   GASTONIA                   NC       28054      GASTON                    91,300.00   91,300.00      91,300.00
    312749   COLORADO SPRINGS           CO       80920      EL PASO                   40,000.00   39,333.43      39,333.43
    312752   MIDVALE                    UT       84047      SALT LAKE                 59,300.00   59,300.00      59,300.00
    312753   SALT LAKE CITY             UT       84118      SALT LAKE                 59,200.00   59,200.00      59,200.00
    312754   SALT LAKE CITY             UT       84118      SALT LAKE                 56,000.00   56,000.00      56,000.00
    312755   MAGNA                      UT       84044      SALT LAKE                 44,000.00   44,000.00      44,000.00
    312756   MAGNA                      UT       84044      SALT LAKE                 54,300.00   54,300.00      54,300.00
    312759   ELIZABETHTON               TN       37643      CARTER                    49,200.00   49,077.99      49,077.99
    312763   STREAMWOOD                 IL       60107      COOK                      21,000.00   20,962.17      20,962.17
    312765   HARMONY                    NC       28634      IREDELL                   60,000.00   59,977.46      59,977.46
    312767   FORT COLLINS               CO       80525      LARIMER                  115,600.00   115,600.00    115,600.00
    312770   ATHENS                     GA       30606      CLARKE                    92,000.00   91,968.53      91,968.53
    312772   RIPON                      WI       54971      GREEN LAKE               131,250.00   131,250.00    131,250.00
    312773   HANOVER PARK               IL       60103      COOK                      28,752.00   28,752.00      28,752.00
    312774   PALATINE                   IL       60067      COOK                     150,400.00   150,400.00    150,400.00
    312775   CANTON                     MI       48187      WAYNE                    201,234.00   201,234.00    201,234.00
    312776   WARREN                     MI       48091      MACOMB                   102,000.00   102,000.00    102,000.00
    312777   CLINTON                    MD       20735      PRINCE GEORGES           205,000.00   204,948.12    204,948.12
    312778   SEVERNA PARK               MD       21146      ANNE ARUNDEL             100,000.00   99,956.70      99,956.70
    312779   JACKSON                    TN       38305      MADISON                   56,000.00   56,000.00      56,000.00
    312780   CLEVELAND                  OH       44112      CUYAHOGA                  55,250.00   55,250.00      55,250.00
    312783   KINGSTON                   TN       37763      ROANE                     60,000.00   60,000.00      60,000.00
    312784   CLEARWATER                 FL       34615      PINELLAS                  79,800.00   79,800.00      79,800.00
    312785   SAVANNAH                   GA       31410      CHATHAM                  500,000.00   499,764.25    499,764.25
    312786   ROCKFORD                   IL       61103      WINNEBAGO                 16,788.00   16,708.14      16,708.14
    312787   BALTIMORE                  MD       21222      BALTIMORE                 23,590.00   23,590.00      23,590.00
    312788   AKRON                      OH       44307      SUMMIT                    54,000.00   54,000.00      54,000.00
    312789   CLEVELAND                  OH       44111      CUYAHOGA                  55,250.00   55,250.00      55,250.00
    312791   TROY                       NC       27371      MONTGOMERY               144,000.00   144,000.00    144,000.00
    312792   SHELBY                     NC       28150      CLEVELAND                 46,400.00   46,400.00      46,400.00
    312793   CLEVELAND                  OH       44104      CUYAHOGA                  18,200.00   18,200.00      18,200.00
    312794   ELYRIA                     OH       44035      LORAIN                    64,000.00   64,000.00      64,000.00
    312797   INNIS                      LA       70747      POINTE COUPEE             71,400.00   71,400.00      71,400.00
    312798   ORLANDO                    FL       32804      ORANGE                    85,000.00   84,958.63      84,958.63
    312799   SMITHS GROVE               KY       42171      WARREN                    48,000.00   47,982.12      47,982.12

   LOAN NO      P&I       RATE         ORIG TERM        CLTV
-----------  ---------  ---------  -----------------  ---------
    312683      521.71    10.0500            360         0.8000
    312684      514.23    14.0000            360         0.7000
    312685      583.80    12.4500            180         0.9000
    312687      945.82     8.9500            240         0.8440
    312689      387.36     9.0800            360         0.8386
    312690      874.36    12.7000            360         0.8500
    312692      558.34    10.3000            180         0.8500
    312693      848.30    10.4000            360         0.7540
    312694      827.37     9.7500            180         0.9000
    312695      471.93    11.8500            360         0.8000
    312698      427.91    11.4400            180         0.7500
    312699      603.71    10.8000            360         0.8500
    312701      571.16    12.9000            360         0.8000
    312702      547.54    10.4000            360         0.8500
    312703      769.65     9.2000            180         0.6818
    312704      601.89    13.3500            240         0.7984
    312705      344.80    13.5500            180         0.6522
    312706      313.90     9.2500            180         0.8026
    312707      442.67    10.6000            360         0.8000
    312709    1,019.56    11.0900            360         0.8053
    312713      675.72    11.3000            360         0.9000
    312714      202.65    11.8000            180         0.5556
    312715    1,088.71    11.5400            360         0.8000
    312716    1,141.72    10.6500            360         0.7682
    312717    1,091.84    10.4500            360         0.8500
    312719      449.96    14.8300            240         0.7500
    312722      255.03    10.9500            180         0.8176
    312723      497.01    12.0000            120         0.6662
    312724      523.95    10.4000            180         0.5453
    312726      757.29    10.5500            180         0.8500
    312727      355.07    11.7500            120         0.8002
    312728      653.24    10.4000            360         0.8229
    312729      333.47    11.4900            180         0.4956
    312732    1,133.62    13.3500            180         0.8000
    312734      316.15    10.4500            180         0.8263
    312736      473.99    12.9500            180         0.7818
    312738      345.68    11.7000            240         0.7442
    312739      888.47    11.9500            180         0.8500
    312741      220.32    10.0500            180         0.3846
    312742      442.91    12.6000            180         0.8000
    312743      397.01    10.0500            360         0.8500
    312744      222.69    11.1000            180         0.8000
    312745      447.07    11.6000            180         0.8000
    312746      848.84    10.7000            180         0.8300
    312749      455.90    11.0500            180         0.8335
    312752      515.15     9.8800            360         0.5648
    312753      514.28     9.8800            360         0.5861
    312754      486.48     9.8800            360         0.7009
    312755      382.24     9.8800            360         0.4632
    312756      471.71     9.8800            360         0.6788
    312759      519.71     9.7000            180         0.7343
    312763      267.08    13.1000            180         0.7065
    312765      560.54    10.7600            360         0.8000
    312767    1,550.16    10.3500            120         0.8500
    312770      889.37    11.1900            180         0.8000
    312772    1,132.46     9.8000            360         0.7500
    312773      405.89    11.6000            120         0.8476
    312774    1,506.62    10.5500            240         0.8000
    312775    1,803.26    10.2500            360         0.8420
    312776      929.22    10.4500            360         0.8500
    312777    2,195.84    12.5500            360         0.8333
    312778      884.97    10.1000            360         0.4762
    312779      570.00    11.8600            360         0.7467
    312780      503.33    10.4500            360         0.8500
    312783      613.61    10.8600            240         0.8000
    312784      642.09     9.0000            360         0.7125
    312785    4,277.42     9.7000            360         0.7937
    312786      226.06    10.4500            120         0.8500
    312787      284.64    12.1000            180         0.8500
    312788      590.83    11.9000            240         0.9000
    312789      508.29    10.5700            360         0.8500
    312791    1,184.65     9.2500            360         0.8000
    312792      518.67    10.7000            180         0.8000
    312793      219.02    12.0500            180         0.6500
    312794      639.16    11.6100            360         0.8000
    312797      827.38    13.6700            180         0.7000
    312798      717.83     9.5500            180         0.8500
    312799      449.88    10.8000            180         0.6575

                         EQUIVANTAGE--1997-1 LOAN LIST

                                                                                NOTE       FIRST     MATURITY     NEXT PMT
  LOAN NO        REM TERM           AM TERM       SALES PRICE     APPR VAL      DATE        PMT        DATE         DATE
-----------  -----------------  ---------------  --------------  -----------  ---------  ---------  -----------  -----------
    312683             359               360             0.00      74000.00   11-Jan-97  15-Feb-97   15-Jan-27    15-Mar-97
    312684             360               360             0.00      62000.00   10-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312685             180               360         61000.00      61000.00   16-Jan-97  15-Feb-97   15-Jan-12    15-Feb-97
    312687             239               240             0.00     125000.00   13-Jan-97  15-Feb-97   15-Jan-17    15-Mar-97
    312689             360               360             0.00      57000.00   11-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312690             360               360             0.00      95000.00   22-Jan-97  15-Mar-97   15-Feb-27    15-Mar-97
    312692             180               360             0.00      73000.00   14-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312693             359               360             0.00     124000.00   13-Jan-97  01-Mar-97   01-Feb-27    01-Apr-97
    312694             180               360             0.00     107000.00   22-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312695             359               360             0.00      58000.00   13-Jan-97  15-Feb-97   15-Jan-27    15-Mar-97
    312698             180               180             0.00      49000.00   14-Jan-97  15-Feb-97   15-Jan-12    15-Feb-97
    312699             359               360             0.00      75782.00   15-Jan-97  15-Feb-97   15-Jan-27    15-Mar-97
    312701             359               360             0.00      65000.00   13-Jan-97  15-Feb-97   15-Jan-27    15-Mar-97
    312702             360               360             0.00      71000.00   15-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312703             179               180             0.00     110000.00   15-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312704             239               240             0.00      63000.00   15-Jan-97  01-Mar-97   01-Feb-17    01-Apr-97
    312705             180               360             0.00      46000.00   17-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312706             179               180             0.00      38000.00   15-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312707             360               360             0.00      60000.00   14-Jan-97  15-Mar-97   15-Feb-27    15-Mar-97
    312709             359               360             0.00     132000.00   16-Jan-97  15-Feb-97   15-Jan-27    15-Mar-97
    312713             359               360             0.00      77000.00   15-Jan-97  15-Feb-97   15-Jan-27    15-Mar-97
    312714             180               360             0.00      36000.00   27-Jan-97  15-Mar-97   15-Feb-12    15-Mar-97
    312715             359               360             0.00     137000.00   05-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312715             359               360             0.00     137000.00   05-Dec-96  01-Feb-97   01-Jan-27    01-Mar-97
    312716             359               360             0.00     160500.00   16-Jan-97  15-Feb-97   15-Jan-27    15-Mar-97
    312717             360               360             0.00     141000.00   15-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312719             240               240             0.00      46000.00   17-Jan-97  01-Mar-97   01-Feb-17    01-Mar-97
    312722             179               180             0.00     100000.00   15-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312723             119               120             0.00      52000.00   15-Jan-97  15-Feb-97   15-Jan-07    15-Mar-97
    312724             180               360             0.00     105900.00   15-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312726             179               360             0.00      97000.00   15-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312727             119               120             0.00      85000.00   15-Jan-97  01-Mar-97   01-Feb-07    01-Apr-97
    312728             360               360             0.00      87500.00   15-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312729             180               360             0.00      68000.00   24-Jan-97  15-Mar-97   15-Feb-12    15-Mar-97
    312732             180               360             0.00     125000.00   16-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312734             179               360             0.00      42000.00   16-Jan-97  01-Mar-97   01-Feb-12    01-Apr-97
    312736             180               360             0.00      55000.00   15-Jan-97  15-Feb-97   15-Jan-12    15-Feb-97
    312738             239               240             0.00      43000.00   16-Jan-97  15-Feb-97   15-Jan-17    15-Mar-97
    312739             179               360             0.00     102000.00   15-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312741             180               360             0.00      65000.00   27-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312742             180               360             0.00      51500.00   15-Jan-97  15-Mar-97   15-Feb-12    15-Mar-97
    312743             360               360             0.00      53000.00   17-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312744             180               360             0.00      29000.00   31-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312745             180               360             0.00      56000.00   16-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312746             180               360             0.00     110000.00   16-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312749             179               180             0.00     136000.00   17-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312752             360               360             0.00     105000.00   17-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312753             360               360             0.00     101000.00   17-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312754             360               360             0.00      79900.00   17-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312755             360               360             0.00      95000.00   17-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312756             360               360             0.00      80000.00   17-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312759             179               180             0.00      67000.00   16-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312763             179               180             0.00     153000.00   17-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312765             359               360             0.00      75000.00   17-Jan-97  15-Feb-97   15-Jan-27    15-Mar-97
    312767             120               120             0.00     136000.00   17-Jan-97  01-Mar-97   01-Feb-07    01-Mar-97
    312770             179               360             0.00     115000.00   17-Jan-97  01-Mar-97   01-Feb-12    01-Apr-97
    312772             360               360             0.00     175000.00   16-Jan-97  15-Mar-97   15-Feb-27    15-Mar-97
    312773             120               120             0.00     136000.00   17-Jan-97  01-Mar-97   01-Feb-07    01-Mar-97
    312774             240               240             0.00     188000.00   17-Jan-97  15-Feb-97   15-Jan-17    15-Feb-97
    312775             360               360        239000.00     239000.00   17-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312776             360               360             0.00     120000.00   20-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312777             359               360             0.00     246000.00   17-Jan-97  15-Feb-97   15-Jan-27    15-Mar-97
    312778             359               360             0.00     210000.00   17-Jan-97  15-Feb-97   15-Jan-27    15-Mar-97
    312779             360               360             0.00      75000.00   17-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312780             360               360             0.00      65000.00   20-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312783             240               240             0.00      75000.00   17-Jan-97  01-Mar-97   01-Feb-17    01-Mar-97
    312784             360               360        112000.00     112000.00   18-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312785             359               360        630000.00     630000.00   17-Jan-97  15-Feb-97   15-Jan-27    15-Mar-97
    312786             119               120             0.00      48000.00   20-Jan-97  15-Feb-97   15-Jan-07    15-Mar-97
    312787             180               180             0.00      87000.00   20-Jan-97  15-Mar-97   15-Feb-12    15-Mar-97
    312788             240               240             0.00      60000.00   17-Jan-97  01-Mar-97   01-Feb-17    01-Mar-97
    312789             360               360             0.00      65000.00   20-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312791             360               360             0.00     180000.00   21-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312792             180               180             0.00      58000.00   17-Jan-97  15-Mar-97   15-Feb-12    15-Mar-97
    312793             180               180             0.00      28000.00   17-Jan-97  15-Mar-97   15-Feb-12    15-Mar-97
    312794             360               360             0.00      80000.00   17-Jan-97  15-Mar-97   15-Feb-27    15-Mar-97
    312797             180               360             0.00     102000.00   23-Jan-97  15-Mar-97   15-Feb-12    15-Mar-97
    312798             179               360             0.00     100000.00   17-Jan-97  15-Feb-97   15-Jan-12    15-Mar-97
    312799             179               360             0.00      73000.00   17-Jan-97  01-Mar-97   01-Feb-12    01-Apr-97

              NEXT PMT
  LOAN NO    AS OF 03/01      PROPTYPE           UNITS           OCCUP          LIEN        LIEN BAL          PURPOSE
-----------  -----------  -----------------  -------------  ---------------     -----     -------------  -----------------
    312683    15-Mar-97               1                1               1             18             0                3
    312684    01-Mar-97               1                1               1             18             0                4
    312685    15-Feb-97               1                1               1             18             0                1
    312687    15-Mar-97               1                1               1             18             0                2
    312689    01-Mar-97               1                1               1             18             0                3
    312690    15-Mar-97               1                1               1             18             0                3
    312692    01-Mar-97               1                1               1             18             0                3
    312693    01-Apr-97               1                1               1             18             0                4
    312694    01-Mar-97               1                1               1             18             0                2
    312695    15-Mar-97               1                1               1             18             0                3
    312698    15-Feb-97               1                1               3             18             0                3
    312699    15-Mar-97               8                1               1             18             0                4
    312701    15-Mar-97               1                1               3             18             0                3
    312702    01-Mar-97               1                1               1             18             0                4
    312703    15-Mar-97               1                1               1             18             0                3
    312704    01-Apr-97               1                1               1             18             0                3
    312705    01-Mar-97               1                1               1             18             0                3
    312706    15-Mar-97               1                1               1             18             0                2
    312707    15-Mar-97               1                1               1             18             0                3
    312709    15-Mar-97               1                1               1             18             0                2
    312713    15-Mar-97               1                1               1             18             0                4
    312714    15-Mar-97               1                1               1             18             0                3
    312715    01-Mar-97               1                1               3             18             0                4
    312715    01-Mar-97               1                1               3             18             0                4
    312716    15-Mar-97               1                1               1             18             0                3
    312717    01-Mar-97               1                1               1             18             0                3
    312719    01-Mar-97               1                1               1             18             0                4
    312722    15-Mar-97               5                2               1             38         59259                3
    312723    15-Mar-97               1                1               1             18             0                3
    312724    01-Mar-97               1                1               1             18             0                3
    312726    15-Mar-97               1                1               1             18             0                3
    312727    01-Apr-97               1                1               3             38         43017                3
    312728    01-Mar-97               1                1               1             18             0                4
    312729    15-Mar-97               1                1               1             18             0                4
    312732    01-Mar-97               1                1               1             18             0                3
    312734    01-Apr-97               1                1               1             18             0                4
    312736    15-Feb-97               1                1               1             18             0                3
    312738    15-Mar-97               1                1               1             18             0                4
    312739    15-Mar-97               1                1               1             18             0                4
    312741    01-Mar-97               1                1               1             18             0                4
    312742    15-Mar-97               1                1               1             18             0                4
    312743    01-Mar-97               1                1               1             18             0                2
    312744    01-Mar-97               1                1               1             18             0                4
    312745    01-Mar-97               1                1               1             18             0                3
    312746    01-Mar-97               8                2               1             18             0                3
    312749    15-Mar-97               1                1               1             38         73353                3
    312752    01-Mar-97               1                1               3             18             0                2
    312753    01-Mar-97               1                1               3             18             0                2
    312754    01-Mar-97               1                1               3             18             0                3
    312755    01-Mar-97               1                1               3             18             0                4
    312756    01-Mar-97               1                1               3             18             0                2
    312759    15-Mar-97               1                1               1             18             0                3
    312763    15-Mar-97               2                1               1             38         87101                3
    312765    15-Mar-97               8                1               1             18             0                4
    312767    01-Mar-97               1                1               1             18             0                4
    312770    01-Apr-97               1                1               3             18             0                3
    312772    15-Mar-97               1                1               1             18             0                3
    312773    01-Mar-97               1                1               1             38         86520                3
    312774    15-Feb-97               1                1               1             18             0                4
    312775    01-Mar-97               1                1               1             18             0                1
    312776    01-Mar-97               1                1               1             18             0                3
    312777    15-Mar-97               1                1               1             18             0                4
    312778    15-Mar-97               1                1               1             18             0                3
    312779    01-Mar-97               1                1               1             18             0                4
    312780    01-Mar-97               1                1               1             18             0                3
    312783    01-Mar-97               1                1               1             18             0                4
    312784    01-Mar-97               1                1               1             18             0                1
    312785    15-Mar-97               1                1               1             18             0                1
    312786    15-Mar-97               1                1               1             38         24012                4
    312787    15-Mar-97               2                1               1             38         50360                3
    312788    01-Mar-97               1                1               1             18             0                3
    312789    01-Mar-97               1                1               1             18             0                4
    312791    01-Mar-97               1                1               1             18             0                2
    312792    15-Mar-97               1                1               1             18             0                3
    312793    15-Mar-97               1                1               1             18             0                4
    312794    15-Mar-97               5                2               1             18             0                3
    312797    15-Mar-97               1                1               1             18             0                4
    312798    15-Mar-97               1                1               1             18             0                3
    312799    01-Apr-97               1                1               1             18             0                4

                            BNK RUP                                               NEXT INT       PERIODIC         LIFE
  LOAN NO       GRADE      DISCHARGE       SECT 32        MARGIN        INDEX      CHANGE           CAP            CAP

-----------  -----------  ------------  -------------  -------------  ---------  -----------  ---------------     -----

    312683            A     26-Jan-95             F              0                   --                  0              0
    312684            C        --                 F              0                   --                  0              0
    312685            A     01-Dec-94             F              0                   --                  0              0
    312687            A        --                 F              0                   --                  0              0
    312689            B        --                 F           6.58    6MOLIB      01-Aug-97            1.5              7
    312690            B        --                 F              0                   --                  0              0
    312692            A        --                 F              0                   --                  0              0
    312693            A        --                 F              0                   --                  0              0
    312694           A+        --                 F              0                   --                  0              0
    312695            B        --                 F              0                   --                  0              0
    312698            A        --                 F              0                   --                  0              0
    312699            A        --                 F              0                   --                  0              0
    312701            B     01-Oct-91             F              0                   --                  0              0
    312702            A        --                 F              0                   --                  0              0
    312703            A     01-Feb-94             F              0                   --                  0              0
    312704            C     28-Oct-96             F              0                   --                  0              0
    312705            C     24-Mar-95             F              0                   --                  0              0
    312706            A        --                 F              0                   --                  0              0
    312707            A        --                 F              0                   --                  0              0
    312709            B     03-Sep-93             F              0                   --                  0              0
    312713            B        --                 F              0                   --                  0              0
    312714            B        --                 F              0                   --                  0              0
    312715            A        --                 F              0                   --                  0              0
    312715            A        --                 F              0                   --                  0              0
    312716            A        --                 F              0                   --                  0              0
    312717            B        --                 F           7.45    6MOLIB      01-Feb-99            1.5              7
    312719            C        --                 F              0                   --                  0              0
    312722            A        --                 F              0                   --                  0              0
    312723            C     01-Mar-91             F              0                   --                  0              0
    312724            A        --                 F              0                   --                  0              0
    312726            A        --                 F              0                   --                  0              0
    312727            A        --                 F              0                   --                  0              0
    312728            A        --                 F              0                   --                  0              0
    312729            C        --                 F              0                   --                  0              0
    312732            C        --                 F              0                   --                  0              0
    312734            A     20-Jul-94             F              0                   --                  0              0
    312736            C        --                 F              0                   --                  0              0
    312738            B        --                 F              0                   --                  0              0
    312739            B        --                 F              0                   --                  0              0
    312741            A        --                 F              0                   --                  0              0
    312742            C        --                 F              0                   --                  0              0
    312743            A        --                 F              0                   --                  0              0
    312744            B        --                 F              0                   --                  0              0
    312745            B        --                 F              0                   --                  0              0
    312746            A        --                 F              0                   --                  0              0
    312749            A     01-Jun-93             F              0                   --                  0              0
    312752            A        --                 F              0                   --                  0              0
    312753            A        --                 F              0                   --                  0              0
    312754            A        --                 F              0                   --                  0              0
    312755            A        --                 F              0                   --                  0              0
    312756            A        --                 F              0                   --                  0              0
    312759            A     01-Jan-90             F              0                   --                  0              0
    312763            B        --                 F              0                   --                  0              0
    312765            A        --                 F              0                   --                  0              0
    312767            A        --                 F              0                   --                  0              0
    312770            A        --                 F              0                   --                  0              0
    312772            B        --                 F            7.3    6MOLIB      15-Aug-97            1.5              7
    312773            B        --                 F              0                   --                  0              0
    312774            A        --                 F              0                   --                  0              0
    312775            A        --                 F           6.75    6MOLIB      01-Feb-99            1.5              7
    312776            B        --                 F           7.45    6MOLIB      01-Feb-99            1.5              7
    312777            B        --                 F              0                   --                  0              0
    312778            B        --                 F              0                   --                  0              0
    312779            B     01-Aug-87             F              0                   --                  0              0
    312780            B        --                 F           7.45    6MOLIB      01-Feb-99            1.5              7
    312783            A        --                 F              0                   --                  0              0
    312784            A        --                 F            5.5    6MOLIB      01-Feb-99            1.5              7
    312785            B        --                 F              0                   --                  0              0
    312786            A        --                 F              0                   --                  0              0
    312787            B     14-Jun-94             F              0                   --                  0              0
    312788            A        --                 F              0                   --                  0              0
    312789            B        --                 F           7.57    6MOLIB      01-Feb-99            1.5              7
    312791            B        --                 F           6.25    6MOLIB      01-Feb-99            1.5              7
    312792            A        --                 F              0                   --                  0              0
    312793            B        --                 F              0                   --                  0              0
    312794            B        --                 F              0                   --                  0              0
    312797            C        --                 F              0                   --                  0              0
    312798            A        --                 F              0                   --                  0              0
    312799            A        --                 F              0                   --                  0              0


                         EQUIVANTAGE--1997-1 LOAN LIST

                                             PRE PMT
  LOAN NO       FLOOR        CEILING           PEN            DOC LEVEL
-----------  -----------  -------------  ---------------  -----------------
    312683        0                 0           P                 F
    312684        0                 0           P                 F
    312685        0                 0                             F
    312687        0                 0           P                 F
    312689      10.08           16.08           P                 F
    312690        0                 0                             F
    312692        0                 0           P                 F
    312693        0                 0           P                 F
    312694        0                 0           P                 F
    312695        0                 0                             F
    312698        0                 0                             F
    312699        0                 0                             F
    312701        0                 0                             F
    312702        0                 0           P                 F
    312703        0                 0           P                 F
    312704        0                 0           P                 F
    312705        0                 0                             F
    312706        0                 0           P                 F
    312707        0                 0           P                 F
    312709        0                 0           P                 F
    312713        0                 0           P                 F
    312714        0                 0                             F
    312715        0                 0                             F
    312715        0                 0                             F
    312716        0                 0                             F
    312717      10.45           17.45           P                 F
    312719        0                 0           P                 F
    312722        0                 0                             F
    312723        0                 0           P                 F
    312724        0                 0           P                 F
    312726        0                 0                             F
    312727        0                 0                             F
    312728        0                 0                             F
    312729        0                 0           P                 F
    312732        0                 0                             F
    312734        0                 0                             F
    312736        0                 0           P                 F
    312738        0                 0           P                 L
    312739        0                 0                             F
    312741        0                 0                             F
    312742        0                 0                             F
    312743        0                 0           P                 F
    312744        0                 0           P                 F
    312745        0                 0           P                 F
    312746        0                 0                             F
    312749        0                 0                             F
    312752        0                 0           P                 F
    312753        0                 0           P                 F
    312754        0                 0           P                 F
    312755        0                 0           P                 F
    312756        0                 0           P                 F
    312759        0                 0                             F
    312763        0                 0           P                 F
    312765        0                 0                             F
    312767        0                 0                             F
    312770        0                 0           P                 F
    312772      10.8             16.8                             F
    312773        0                 0                             F
    312774        0                 0                             F
    312775      10.25           17.25           P                 F
    312776      10.45           17.45           P                 F
    312777        0                 0                             F
    312778        0                 0                             F
    312779        0                 0                             F
    312780      10.45           17.45           P                 F
    312783        0                 0           P                 F
    312784        9                16           P                 F
    312785        0                 0           P                 L
    312786        0                 0                             F
    312787        0                 0           P                 F
    312788        0                 0           P                 F
    312789      10.57           17.57           P                 F
    312791      9.25            16.25           P                 F
    312792        0                 0                             F
    312793        0                 0           P                 F
    312794        0                 0           P                 F
    312797        0                 0           P                 F
    312798        0                 0           P                 F
    312799        0                 0           P                 F

                         EQUIVANTAGE--1997-1 LOAN LIST

   LOAN NO     TYPE           LASTNAME              FIRSTNAME                            ADDRESS
-----------  ---------  ---------------------  --------------------  ------------------------------------------------
    312800   ARM2_28    CHARLESWORTH           DAVID                 10380 CALKINS
    312802   BLLN       BEVERLEY               LEGIA S.              703 HOLT STREET
    312803   BLLN       JARRETT                CHARLES L.            323 BRINKLEY LANE
    312804   BLLN       LEBO                   DOUGLAS               5371 ANTLER DRIVE
    312805   BLLN       STEWART                CHARLES E.            221 N MAIN ST AND 231 N MAIN ST
    312806   BLLN       BAYLESS                MILTON ALAN           5106 OVERTON ROAD
    312807   FR         DAVIS                  CHRISTINE             1872 WALL HILL ROAD
    312809   FR         JOHNSON                HARRY                 514 & 514 1/2 6TH STREET
    312810   BLLN       WILLARD                GLEN D.               309 3RD STREET
    312813   FR         SULLIVAN               WILLIAM               160 UPCHURCH ROAD
    312814   FR         TAYLOR                 RANDALL P             RT 1 BOX 187
    312815   FR         HOUSTON                WILLIAM D             239 DAVIDSON HWY
    312817   BLLN       WILSON                 MICHAEL A.            895 FAIRWOOD AVENUE
    312819   BLLN       BLACK                  ERNEST                7206 MELROSE AVENUE
    312820   FR         PITT                   DIXIE L.              5095 RIDGELEY TRACT ROAD, S.E.
    312821   FR         BAKER                  GLORIA J.             4226 CHIPPEWA
    312823   FR         MERCER                 YVETTE J.             2633 FOREST VIEW DRIVE
    312824   FR         WIEBKING               JOSEPH C.             3000 HURON STREET
    312825   ARM2_28    CHAMBERS               JOAN KATHERINE        27640 SPRING VALLEY
    312826   FR         WILLIAMS               DARWENT               4521 CLARKSDALE COURT
    312827   ARM        BROOME                 DAVID J.              1932 TURES LANE
    312830   FR         KELLEY                 GARY D.               109 PAXTON STREET
    312834   FR         DUNCAN                 LANE                  1099 WELTON AVENUE
    312836   FR         MCCUIN                 WILLIAM G.            2155 SHANNON AVENUE
    312837   BLLN       JAMISON                GARY WILLIAM          35 DAYTON ROAD
    312838   BLLN       JAMISON                GARY WILLIAM          230 PENNSYLVANIA AVENUE
    312839   ARM        PHILLIPS SIMON         WENDY J.              633 HAMLET ROAD
    312840   ARM2_28    LASKY                  DARYL C.              443 SOUTH UNION AVENUE
    312845   BLLN       JAMES/JAMES            CONCHITA JAMES        2148 BARCELONA DRIVE
    312846   ARM        MCCARRY                RICHARD A.            3817 TERM
    312849   FR         CHAMBERS               WILLIE E.             623 SAXON AVENUE
    312853   ARM2_28    STEWART                BILL                  4443 KENTUCKY
    312854   FR         ROBINSON               EDWARD                1205 CEDAR LANE
    312855   FR         ISOM                   JAMES EDWARD          324 PEGUES STREET
    312856   FR         CREEL                  CAROL A.              10800 PARKVIEW AVENUE
    312857   BLLN       JONES                  VIRGINIA              125 ALPHA DRIVE
    312859   BLLN       MOGBOLU                CEDRIC                1504 GRACE MEADOWS L
    312862   FR         TABUTEAU               A.ERIC                116 SEABREEZE CIRCLE
    312863   FR         ROMANS                 JOHN S.               7045 COUPERIN BOULEVARD
    312864   FR         ROMANS                 JOHN S.               3807 WILTS STREET
    312865   FR         TISDALE/SAULS          OLA E.                RT 2 BOX 161
    312866   ARM2_28    BOMAN                  CHARLES               10396 ANDERSONVILLE
    312867   FR         TRAINER                CAROLYN DENISE        154 MIMOSA LANE
    312868   FR         BARTHOLOMEW            ANN HUTCHESON         2808 ROSE DRIVE
    312869   BLLN       CREASEY                DAVID W.              3504 PLEASANT GROVE ROAD
    312872   FR         YOUNG                  FANNIE MAE            5 LINDBERG AVENUE
    312874   BLLN       JOSMA                  CHERYL A.             564 EVERGREEN LANE
    312876   FR         BREWINGTON             BRENDA                1175 LOUIS BREEDEN BLVD
    312877   BLLN       BARNELLA               DARLENE               613 16TH STREET
    312878   FR         D ROBINSON             VAUGHNESS             18518 CHERRYLAWN
    312879   FR         SMITH                  NEDDIE J.             4128 WESTCHESTER ROAD
    312880   FR         THOMAS                 HARRIET               1104 GARWOOD ST
    312882   BLLN       OGLESBY                MELVIN A.             7032 MARSH CREEK DRIVE
    312884   BLLN       MULLINS                GARY                  1148 HOLMDEN AVENUE
    312885   ARM2_28    HENDERSON              JERRY L.              240 W. GRAMERCY AVENUE
    312886   FR         DUNBAR                 MICHELE MARIE         905 BUENA VISTA DRIVE
    312887   FR         TROWBRIDGE             AUDREY L              4423 MEADOW LANE
    312889   FR         GRAY                   RICHARD T             110 BROOKDALE DRIVE
    312892   FR         LEHIGH                 GREGORY DEAN          602 ARMORY
    312894   FR         CARROLL                WILLIAM R.            1207 WESTCHESTER DRIVE
    312897   FR         CRENSHAW               DARLENE D.            7518 NORTH SECOND STREET
    312898   BLLN       THOMPSON\KRINER        MICHAEL JAMES T       6317 MONTROSE
    312899   FR         PLEASANT               LAMONT                835 NORTH 24TH
    312902   FR         KEMP                   LILLIE                12727 WILSHIRE
    312903   FR         COLYER                 WAYNE C.              1406 SOUTH GRANT AVENUE
    312904   FR         JOHNSON                JAMES W.              921 GEORGIA AVENUE
    312907   FR         GOOTEE                 PAUL                  5004 EAST NEW YORK STREET
    312908   FR         GERARD                 ROSEMARIE A.          846 BROCKBANK ROAD
    312909   ARM2_28    STAFFORD               PAMELA J.             11505 OAK DRIVE
    312911   FR         BRYANT                 HAROLD D.             105 LESLIE STREET
    312914   FR         OLIVER                 JOHNNY L              1880 COOPER ROAD
    312915   BLLN       ADAMS                  CHRISTOPHER           1661 BELLEMEADE
    312916   FR         MOORE                  JAMES W.              ROUTE 2 BOX 21-A
    312917   ARM2_28    BREWER                 ROY                   2605 SCOTT DRIVE
    312920   BLLN       GRANDBERRY             THOMAS                1889 POMONA AVENUE
    312921   FR         BRIMM                  JOHN W.               4096 MURFREESBORO PIKE
    312922   ARM        JONES                  WILLIAM J.            6620 ROSEBURY DRIVE
    312923   BLLN       ANELLO                 ANTHONY               1071 BUENA VISTA DR


   LOAN NO            CITY              STATE        ZIP             COUNTY            ORIG BAL       UPB     UPB AS OF 03/01
-----------  ----------------------  -----------  ---------  -----------------------  -----------  ---------  ---------------
    312800   CARLETON                    MI       48117      MONROE                    80,000.00   80,000.00      80,000.00
    312802   RAYNE                       LA       70578      ACADIA                    13,500.00   13,500.00      13,500.00
    312803   WHITE HOUSE                 TN       37188      SUMNER                    61,000.00   61,000.00      61,000.00
    312804   IRON STATION                NC       28080      LINCOLN                   44,800.00   44,786.30      44,786.30
    312805   INMAN                       SC       29349      SPARTANBURG               62,400.00   62,400.00      62,400.00
    312806   NASHVILLE                   TN       37220      DAVIDSON                  60,000.00   60,000.00      60,000.00
    312807   BYHALIA                     MS       38611      MARSHALL                  36,400.00   36,400.00      36,400.00
    312809   FRANKLIN                    LA       70245      ST MARY                   20,874.00   20,615.66      20,615.66
    312810   PHOENIX                     OR       97535      JACKSON                   62,400.00   62,400.00      62,400.00
    312813   MC DONOUGH                  GA       30253      HENRY                    111,000.00   111,000.00    111,000.00
    312814   MILLER                      MO       65707      LAWRENCE                  49,500.00   49,500.00      49,500.00
    312815   CONCORD                     NC       28027      CABARRUS                  38,400.00   38,400.00      38,332.14
    312817   MARION                      OH       43302      MARION                    49,600.00   49,600.00      49,600.00
    312819   CLEVELAND                   OH       44103      CUYAHOGA                  21,750.00   21,750.00      21,750.00
    312820   NEWARK                      OH       43055      LICKING                   86,700.00   86,700.00      86,700.00
    312821   MEMPHIS                     TN       38118      SHELBY                    56,525.00   56,525.00      56,525.00
    312823   ANTIOCH                     TN       37013      DAVIDSON                  78,500.00   78,500.00      78,500.00
    312824   BALTIMORE                   MD       21230      BALTIMORE CITY            45,500.00   45,500.00      45,500.00
    312825   FARMINGTON HILLS            MI       48336      OAKLAND                  126,000.00   126,000.00    126,000.00
    312826   ORLANDO                     FL       32812      ORANGE                    81,600.00   81,600.00      81,600.00
    312827   DES PLAINES                 IL       60018      COOK                     171,000.00   171,000.00    171,000.00
    312830   MAULDIN                     SC       29662      GREENVILLE                31,100.00   31,100.00      31,100.00
    312834   AKRON                       OH       44306      SUMMIT                    69,275.00   69,275.00      69,275.00
    312836   MEMPHIS                     TN       38108      SHELBY                    29,482.00   29,482.00      29,482.00
    312837   ASHEVILLE                   NC       28804      BUNCOMBE                  68,000.00   67,974.12      67,974.12
    312838   ASHEVILLE                   NC       28806      BUNCOMBE                  59,000.00   58,978.27      58,978.27
    312839   AUBURN HILLS                MI       48326      OAKLAND                  114,665.00   114,665.00    114,665.00
    312840   SALEM                       OH       44460      COLUMBIANA                51,000.00   51,000.00      51,000.00
    312845   CLEARWATER                  FL       34624      PINELLAS                  56,545.00   56,545.00      56,545.00
    312846   FLINT                       MI       48506      GENESEE                   32,000.00   32,000.00      32,000.00
    312849   SPARTANBURG                 SC       29301      SPARTANBURG               53,850.00   53,850.00      53,850.00
    312853   GARY                        IN       46409      LAKE                      50,575.00   50,575.00      50,575.00
    312854   NASHVILLE                   TN       37212      DAVIDSON                  96,500.00   96,500.00      96,500.00
    312855   HOLLY SPRINGS               MS       38635      MARSHALL                  46,000.00   45,910.51      45,910.51
    312856   CLEVELAND                   OH       44104      CUYAHOGA                  45,150.00   45,150.00      45,150.00
    312857   GREENVILLE                  SC       29605      GREENVILLE                51,000.00   51,000.00      51,000.00
    312859   SMYRNA                      GA       30082      COBB                     139,500.00   139,500.00    139,500.00
    312862   KISSIMMEE                   FL       34743      OSCEOLA                   21,100.00   21,100.00      21,100.00
    312863   ORLANDO                     FL       32818      ORANGE                    78,200.00   78,200.00      78,200.00
    312864   ORLANDO                     FL       32805      ORANGE                    64,800.00   64,800.00      64,800.00
    312865   GREELEYVILLE                SC       29056      WILLIAMSBURG              28,000.00   28,000.00      28,000.00
    312866   SPRINGFIELD TWP             MI       48350      OAKLAND                  200,000.00   200,000.00    200,000.00
    312867   PORT SULPHUR                LA       70083      PLAQUEMINES               19,600.00   19,600.00      19,600.00
    312868   GRETNA                      LA       70053      JEFFERSON                 36,000.00   36,000.00      36,000.00
    312869   WHITE HOUSE                 TN       37188      ROBERTSON                 69,660.00   69,644.39      69,644.39
    312872   GREENVILLE                  SC       29601      GREENVILLE                16,000.00   15,873.93      15,873.93
    312874   BRADLEY                     IL       60915      KANKAKEE                  88,700.00   88,700.00      88,700.00
    312876   HAMLET                      NC       28345      RICHMOND                  47,127.00   47,127.00      47,127.00
    312877   BAY CITY                    MI       48708      BAY                       24,000.00   23,992.07      23,992.07
    312878   DETROIT                     MI       48221      WAYNE                     67,200.00   67,200.00      67,200.00
    312879   BALTIMORE                   MD       21216      BALTIMORE CITY            72,000.00   72,000.00      72,000.00
    312880   ALLIANCE                    OH       44601      STARK                     49,000.00   49,000.00      49,000.00
    312882   TROTWOOD                    OH       45426      MONTGOMERY                50,400.00   50,400.00      50,400.00
    312884   CLEVELAND                   OH       44109      CUYAHOGA                  45,000.00   45,000.00      45,000.00
    312885   TOLEDO                      OH       43612      LUCAS                     58,460.00   58,460.00      58,460.00
    312886   AKRON                       OH       44319      SUMMIT                    66,000.00   66,000.00      66,000.00
    312887   SOUTH BEND                  IN       46619      ST. JOSEPH                22,000.00   22,000.00      22,000.00
    312889   LYMAN                       SC       29365      SPARTANBURG              110,500.00   110,500.00    110,500.00
    312892   CHARITON                    IA       50049      LUCAS                     49,300.00   49,281.04      49,281.04
    312894   NASHVILLE                   TN       37207      DAVIDSON                  15,427.00   15,427.00      15,427.00
    312897   MACHESNEY PARK              IL       61115      WINNEBAGO                 26,000.00   26,000.00      26,000.00
    312898   DETROIT                     MI       48228      WAYNE                     44,000.00   44,000.00      44,000.00
    312899   EAST ST. LOUIS              IL       62205      SAINT CLAIR               30,250.00   30,250.00      30,250.00
    312902   DETROIT                     MI       48213      WAYNE                     42,400.00   42,400.00      42,400.00
    312903   TACOMA                      WA       98405      PIERCE                    65,000.00   65,000.00      65,000.00
    312904   AKRON                       OH       44306      SUMMIT                    45,000.00   45,000.00      44,987.88
    312907   INDIANAPOLIS                IN       46201      MARION                    66,300.00   66,300.00      66,300.00
    312908   CHARLOTTE                   NC       28209      MECKLENBURG               42,000.00   42,000.00      42,000.00
    312909   NEWBURY                     OH       44065      GEAUGA                    65,000.00   65,000.00      65,000.00
    312911   ATLANTA                     GA       30317      DEKALB                    41,725.00   41,725.00      41,725.00
    312914   SALISBURY                   NC       28144      ROWAN                     78,000.00   77,889.00      77,889.00
    312915   EVANSVILLE                  IN       47714      VANDERBURGH               39,700.00   39,435.65      39,435.65
    312916   RUTLEDGE                    TN       37861      GRAINGER                  25,000.00   24,762.50      24,762.50
    312917   CLARKSVILLE                 TN       37042      MONTGOMERY                58,500.00   58,500.00      58,500.00
    312920   MEMPHIS                     TN       38116      SHELBY                    71,200.00   71,200.00      71,200.00
    312921   ANTIOCH                     TN       37013      DAVIDSON                  66,300.00   66,300.00      66,300.00
    312922   HOBER HEIGHTS               OH       45424      MONTGOMERY                73,800.00   73,800.00      73,800.00
    312923   AKRON                       OH       44319      SUMMIT                   170,000.00   170,000.00    170,000.00


   LOAN NO      P&I       RATE         ORIG TERM        CLTV
-----------  ---------  ---------  -----------------  ---------
    312800      746.79    10.7500         360          0.6452
    312802      127.04    10.8500         180          0.7500
    312803      587.84    11.1500         180          0.8133
    312804      450.50    11.7000         180          0.8000
    312805      580.15    10.7000         180          0.8000
    312806      661.38    12.9500         180          0.5217
    312807      551.03    13.3500         120          0.8000
    312809      460.12    11.6000          60          0.6231
    312810      533.82     9.7000         180          0.8000
    312813    1,052.05    10.9400         360          0.6938
    312814      611.71    12.5500         180          0.7500
    312815      493.46    13.3000         180          0.8000
    312817      523.59    12.3500         180          0.8000
    312819      206.97    10.9900         180          0.7500
    312820      825.66    11.0000         360          0.8500
    312821      616.49    11.8500         240          0.8500
    312823      691.80    10.0500         360          0.6782
    312824      412.13    10.3800         360          0.7222
    312825    1,138.47    10.3500         360          0.5040
    312826      820.55    11.7000         360          0.8500
    312827    1,532.33    10.2500         360          0.9000
    312830      372.25    11.9500         180          0.8533
    312834      728.61    12.3000         360          0.8500
    312836      420.26    11.8400         120          0.7371
    312837      632.21    10.7000         180          0.8000
    312838      555.19    10.8500         180          0.7284
    312839      984.31     9.7400         360          0.8500
    312840      456.63    10.2400         360          0.8500
    312845      564.28    11.6000         180          0.7539
    312846      286.75    10.2500         360          0.8000
    312849      524.66    11.2900         360          0.8285
    312853      416.07     9.2500         360          0.8500
    312854      879.84    10.4600         360          0.5546
    312855      560.99    12.3000         180          0.8000
    312856      419.77    10.7000         360          0.7000
    312857      568.15    13.1000         180          0.7286
    312859    1,229.37    10.0500         180          0.9000
    312862      253.24    12.0000         180          0.8467
    312863      709.49    10.4000         360          0.8500
    312864      631.35    11.2900         360          0.8000
    312865      328.88    11.6000         180          0.7000
    312866    1,807.09    10.3500         360          0.5208
    312867      249.93    13.1500         180          0.5297
    312868      417.93    12.8500         240          0.8000
    312869      775.48    13.0900         180          0.8100
    312872      276.07    11.2500          84          0.4000
    312874      726.50     9.2000         180          0.9051
    312876      397.99     9.5500         360          0.6732
    312877      234.93    11.3500         180          0.7500
    312878      637.42    10.9500         360          0.8000
    312879      626.54     9.9000         360          0.8000
    312880      459.25    10.8000         360          0.8750
    312882      532.04    12.3500         180          0.8000
    312884      475.03    12.3500         180          0.7895
    312885      459.91     8.7500         360          0.7900
    312886      593.39    10.2900         360          0.5841
    312887      265.45    12.1000         180          0.4889
    312889    1,232.14    12.2000         240          0.7950
    312892      456.50    10.6500         360          0.8500
    312894      191.15    12.6000         180          0.8000
    312897      315.40    12.2000         180          0.7472
    312898      481.57    12.8500         180          0.8000
    312899      356.34    13.0900         240          0.6576
    312902      442.34    12.1900         360          0.8000
    312903      597.01    10.5500         360          0.7647
    312904      472.25    12.2700         360          0.7500
    312907      747.33    10.8500         180          0.8500
    312908      411.44    11.3600         360          0.5060
    312909      566.10     9.9100         360          0.8497
    312911      387.93    10.7000         360          0.8515
    312914      783.98    10.6000         240          0.7222
    312915      363.15    10.5000         180          0.7284
    312916      309.76    12.6000         180          0.5102
    312917      491.90     9.5000         360          0.9000
    312920      670.00    10.8500         180          0.7911
    312921      601.52    10.4000         360          0.8500
    312922      675.08    10.5000         360          0.9000
    312923    1,361.75     8.9500         180          0.8500

                                    Page 40

                         EQUIVANTAGE--1997-1 LOAN LIST

                                                                                 NOTE       FIRST      MATURITY     NEXT PMT
  LOAN NO        REM TERM           AM TERM       SALES PRICE     APPR VAL       DATE        PMT         DATE         DATE
-----------  -----------------  ---------------  --------------  -----------  ----------  ----------  -----------  -----------
    312800             360               360             0.00     124000.00   21-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312802             180               360             0.00      18000.00   20-Jan-97   01-Mar-97    01-Feb-12    01-Mar-97
    312803             180               360             0.00      75000.00   23-Jan-97   01-Mar-97    01-Feb-12    01-Mar-97
    312804             179               360         56000.00      56000.00   21-Jan-97   01-Mar-97    01-Feb-12    01-Apr-97
    312805             180               360             0.00      78000.00   20-Jan-97   01-Mar-97    01-Feb-12    01-Mar-97
    312806             180               360             0.00     115000.00   17-Jan-97   01-Mar-97    01-Feb-12    01-Mar-97
    312807             120               120             0.00      45500.00   20-Jan-97   01-Mar-97    01-Feb-07    01-Mar-97
    312809              59                60             0.00      33500.00   20-Jan-97   15-Feb-97    15-Jan-02    15-Mar-97
    312810             180               360             0.00      78000.00   21-Jan-97   01-Mar-97    01-Feb-12    01-Mar-97
    312813             360               360             0.00     160000.00   20-Jan-97   15-Mar-97    15-Feb-27    15-Mar-97
    312814             180               180             0.00      66000.00   21-Jan-97   01-Mar-97    01-Feb-12    01-Mar-97
    312815             180               180             0.00      48000.00   20-Jan-97   01-Mar-97    01-Feb-12    01-Mar-97
    312817             180               360             0.00      62000.00   21-Jan-97   01-Mar-97    01-Feb-12    01-Mar-97
    312819             180               360             0.00      29000.00   20-Jan-97   15-Feb-97    15-Jan-12    15-Feb-97
    312820             360               360             0.00     102000.00   20-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312821             240               240             0.00      66500.00   21-Jan-97   01-Mar-97    01-Feb-17    01-Mar-97
    312823             360               360             0.00     115750.00   20-Jan-97   15-Mar-97    15-Feb-27    15-Mar-97
    312824             360               360             0.00      63000.00   20-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312825             360               360             0.00     250000.00   21-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312826             360               360             0.00      96000.00   24-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312827             360               360             0.00     190000.00   23-Jan-97   15-Mar-97    15-Feb-27    15-Mar-97
    312830             180               180             0.00     122000.00   20-Jan-97   15-Mar-97    15-Feb-12    15-Mar-97
    312834             360               360             0.00      81500.00   21-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312836             120               120             0.00      40000.00   24-Jan-97   01-Mar-97    01-Feb-07    01-Mar-97
    312837             179               360             0.00      85000.00   21-Jan-97   01-Mar-97    01-Feb-12    01-Apr-97
    312838             179               360             0.00      81000.00   21-Jan-97   01-Mar-97    01-Feb-12    01-Apr-97
    312839             360               360             0.00     134900.00   22-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312840             360               360             0.00      60000.00   21-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312845             180               360             0.00      75000.00   23-Jan-97   01-Mar-97    01-Feb-12    01-Mar-97
    312846             360               360             0.00      40000.00   23-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312849             360               360             0.00      65000.00   22-Jan-97   15-Mar-97    15-Feb-27    15-Mar-97
    312853             360               360             0.00      59500.00   22-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312854             360               360             0.00     174000.00   22-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312855             179               180             0.00      57500.00   22-Jan-97   01-Mar-97    01-Feb-12    01-Apr-97
    312856             360               360             0.00      64500.00   22-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312857             180               360             0.00      70000.00   24-Jan-97   01-Mar-97    01-Feb-12    01-Mar-97
    312859             180               360        155000.00     155000.00   22-Jan-97   01-Mar-97    01-Feb-12    01-Mar-97
    312862             180               180             0.00      86000.00   23-Jan-97   01-Mar-97    01-Feb-12    01-Mar-97
    312863             360               360             0.00      92000.00   24-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312864             360               360             0.00      81000.00   24-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312865             180               180             0.00      40000.00   22-Jan-97   01-Mar-97    01-Feb-12    01-Mar-97
    312866             360               360             0.00     384000.00   22-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312867             180               180             0.00      37000.00   22-Jan-97   15-Mar-97    15-Feb-12    15-Mar-97
    312868             240               240             0.00      45000.00   22-Jan-97   15-Mar-97    15-Feb-17    15-Mar-97
    312869             179               360             0.00      86000.00   22-Jan-97   01-Mar-97    01-Feb-12    01-Apr-97
    312872              83                84             0.00      40000.00   22-Jan-97   01-Mar-97    01-Feb-04    01-Apr-97
    312874             180               360             0.00      98000.00   24-Jan-97   15-Mar-97    15-Feb-12    15-Mar-97
    312876             360               360             0.00      70000.00   23-Jan-97   15-Mar-97    15-Feb-27    15-Mar-97
    312877             179               360             0.00      32000.00   24-Jan-97   01-Mar-97    01-Feb-12    01-Apr-97
    312878             360               360             0.00      84000.00   22-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312879             360               360             0.00      90000.00   24-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312880             360               360             0.00      56000.00   23-Jan-97   15-Mar-97    15-Feb-27    15-Mar-97
    312882             180               360             0.00      63000.00   23-Jan-97   01-Mar-97    01-Feb-12    01-Mar-97
    312884             180               360             0.00      57000.00   22-Jan-97   01-Mar-97    01-Feb-12    01-Mar-97
    312885             360               360             0.00      74000.00   24-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312886             360               360             0.00     113000.00   23-Jan-97   15-Mar-97    15-Feb-27    15-Mar-97
    312887             180               180             0.00      45000.00   24-Jan-97   01-Mar-97    01-Feb-12    01-Mar-97
    312889             240               240             0.00     139000.00   23-Jan-97   01-Mar-97    01-Feb-17    01-Mar-97
    312892             359               360             0.00      58000.00   24-Jan-97   01-Mar-97    01-Feb-27    01-Apr-97
    312894             180               180             0.00     107000.00   22-Jan-97   01-Mar-97    01-Feb-12    01-Mar-97
    312897             180               180             0.00      90000.00   24-Jan-97   01-Mar-97    01-Feb-12    01-Mar-97
    312898             180               360             0.00      55000.00   24-Jan-97   01-Mar-97    01-Feb-12    01-Mar-97
    312899             240               240             0.00      46000.00   24-Jan-97   01-Mar-97    01-Feb-17    01-Mar-97
    312902             360               360             0.00      53000.00   24-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312903             360               360             0.00      85000.00   24-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312904             360               360             0.00      60000.00   23-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312907             180               180             0.00      78000.00   23-Jan-97   01-Mar-97    01-Feb-12    01-Mar-97
    312908             360               360             0.00      83000.00   24-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312909             360               360             0.00      76500.00   23-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312911             360               360             0.00      49000.00   28-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312914             239               240             0.00     108000.00   29-Jan-97   01-Mar-97    01-Feb-17    01-Apr-97
    312915             180               360             0.00      54500.00   27-Jan-97   01-Mar-97    01-Feb-12    01-Mar-97
    312916             179               180             0.00      49000.00   23-Jan-97   01-Mar-97    01-Feb-12    01-Apr-97
    312917             360               360             0.00      65000.00   23-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312920             180               360             0.00      90000.00   24-Jan-97   01-Mar-97    01-Feb-12    01-Mar-97
    312921             360               360             0.00      78000.00   24-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312922             360               360             0.00      82000.00   25-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    312923             180               360             0.00     200000.00   03-Feb-97   15-Mar-97    15-Feb-12    15-Mar-97

              NEXT PMT
               AS OF
  LOAN NO      03/01         PROPTYPE           UNITS           OCCUP          LIEN        LIEN BAL          PURPOSE
-----------  ----------  -----------------  -------------  ---------------     -----     -------------  -----------------
    312800   01-Mar-97           1                1               1             18             0                4
    312802   01-Mar-97           1                1               1             18             0                3
    312803   01-Mar-97           1                1               1             18             0                4
    312804   01-Apr-97           8                1               1             18             0                1
    312805   01-Mar-97           1                2               3             18             0                3
    312806   01-Mar-97           1                1               1             18             0                3
    312807   01-Mar-97           1                1               1             18             0                3
    312809   15-Mar-97           1                1               1             18             0                3
    312810   01-Mar-97           1                1               1             18             0                4
    312813   15-Mar-97           1                1               1             18             0                3
    312814   01-Mar-97           1                1               1             18             0                3
    312815   01-Apr-97           1                1               1             18             0                4
    312817   01-Mar-97           1                1               1             18             0                3
    312819   15-Feb-97           1                1               1             18             0                3
    312820   01-Mar-97           1                1               1             18             0                4
    312821   01-Mar-97           1                1               1             18             0                4
    312823   15-Mar-97           1                1               1             18             0                2
    312824   01-Mar-97           2                1               1             18             0                4
    312825   01-Mar-97           1                1               1             18             0                3
    312826   01-Mar-97           4                1               1             18             0                4
    312827   15-Mar-97           1                1               1             18             0                3
    312830   15-Mar-97           1                1               1             38         73000                4
    312834   01-Mar-97           1                1               1             18             0                4
    312836   01-Mar-97           1                1               1             18             0                3
    312837   01-Apr-97           1                1               1             18             0                4
    312838   01-Apr-97           1                1               3             18             0                3
    312839   01-Mar-97           1                1               1             18             0                4
    312840   01-Mar-97           1                1               1             18             0                3
    312845   01-Mar-97           1                1               1             18             0                3
    312846   01-Mar-97           1                1               1             18             0                3
    312849   15-Mar-97           1                1               1             18             0                3
    312853   01-Mar-97           1                1               1             18             0                3
    312854   01-Mar-97           1                1               1             18             0                3
    312855   01-Apr-97           1                1               1             18             0                4
    312856   01-Mar-97           5                3               3             18             0                3
    312857   01-Mar-97           1                1               1             18             0                4
    312859   01-Mar-97           4                1               1             18             0                1
    312862   01-Mar-97           1                1               1             38         51718                3
    312863   01-Mar-97           1                1               1             18             0                4
    312864   01-Mar-97           1                1               3             18             0                4
    312865   01-Mar-97           1                1               1             18             0                3
    312866   01-Mar-97           1                1               1             18             0                3
    312867   15-Mar-97           1                1               1             18             0                3
    312868   15-Mar-97           1                1               1             18             0                3
    312869   01-Apr-97           1                1               1             18             0                3
    312872   01-Apr-97           1                1               1             18             0                3
    312874   15-Mar-97           1                1               1             18             0                2
    312876   15-Mar-97           1                1               1             18             0                3
    312877   01-Apr-97           1                1               1             18             0                3
    312878   01-Mar-97           1                1               1             18             0                4
    312879   01-Mar-97           1                1               1             18             0                4
    312880   15-Mar-97           1                1               1             18             0                4
    312882   01-Mar-97           1                1               1             18             0                4
    312884   01-Mar-97           1                1               1             18             0                3
    312885   01-Mar-97           1                1               1             18             0                3
    312886   15-Mar-97           1                1               1             18             0                3
    312887   01-Mar-97           1                1               1             18             0                3
    312889   01-Mar-97           1                1               1             18             0                3
    312892   01-Apr-97           1                1               1             18             0                4
    312894   01-Mar-97           1                1               1             38         70173                3
    312897   01-Mar-97           1                1               1             38         41252                3
    312898   01-Mar-97           1                1               1             18             0                3
    312899   01-Mar-97           1                1               1             18             0                3
    312902   01-Mar-97           1                1               1             18             0                3
    312903   01-Mar-97           1                1               1             18             0                3
    312904   01-Apr-97           1                1               1             18             0                3
    312907   01-Mar-97           1                1               1             18             0                3
    312908   01-Mar-97           1                1               1             18             0                4
    312909   01-Mar-97           1                1               1             18             0                4
    312911   01-Mar-97           1                1               3             18             0                4
    312914   01-Apr-97           1                1               1             18             0                3
    312915   01-Mar-97           1                1               1             18             0                2
    312916   01-Apr-97           1                1               3             18             0                3
    312917   01-Mar-97           1                1               1             18             0                3
    312920   01-Mar-97           1                1               1             18             0                3
    312921   01-Mar-97           8                1               1             18             0                4
    312922   01-Mar-97           1                1               1             18             0                4
    312923   15-Mar-97           1                1               1             18             0                4


                            BNK RUP                                               NEXT INT      PERIODIC         LIFE
  LOAN NO       GRADE      DISCHARGE       SECT 32        MARGIN        INDEX      CHANGE          CAP            CAP
-----------  -----------  ------------  -------------  -------------  ---------  ----------  ---------------     -----
    312800         A           --              F           7.25       6MOLIB     01-Feb-99        1.5              7
    312802         B           --              F              0                      --             0              0
    312803         A           --              F              0                      --             0              0
    312804         B           --              F              0                      --             0              0
    312805         A           --              F              0                      --             0              0
    312806         B        01-Jan-95          F              0                      --             0              0
    312807         C        29-Oct-93          F              0                      --             0              0
    312809         B           --              F              0                      --             0              0
    312810         A           --              F              0                      --             0              0
    312813         B           --              F              0                      --             0              0
    312814         B           --              F              0                      --             0              0
    312815         B        21-Mar-95          F              0                      --             0              0
    312817         C           --              F              0                      --             0              0
    312819         B           --              F              0                      --             0              0
    312820         A           --              F              0                      --             0              0
    312821         B           --              F              0                      --             0              0
    312823         A           --              F              0                      --             0              0
    312824         A           --              F              0                      --             0              0
    312825         B           --              F           7.35       6MOLIB     01-Feb-99        1.5              7
    312826         B           --              F              0                      --             0              0
    312827         A           --              F            7.5       6MOLIB     15-Aug-97        1.5              7
    312830         B           --              F              0                      --             0              0
    312834         B           --              F              0                      --             0              0
    312836         B        18-Sep-91          T              0                      --             0              0
    312837         A           --              F              0                      --             0              0
    312838         A           --              F              0                      --             0              0
    312839         B           --              F           7.24       6MOLIB     01-Aug-97        1.5              7
    312840         B        01-Nov-89          F           7.24       6MOLIB     01-Feb-99        1.5              7
    312845         C           --              F              0                      --             0              0
    312846         B           --              F           7.75       6MOLIB     01-Aug-97        1.5              7
    312849         A           --              F              0                      --             0              0
    312853         B           --              F           6.25       6MOLIB     01-Feb-99        1.5              7
    312854         A        13-Jan-95          F              0                      --             0              0
    312855         B           --              F              0                      --             0              0
    312856         A           --              F              0                      --             0              0
    312857         C        01-Apr-95          F              0                      --             0              0
    312859         A           --              F              0                      --             0              0
    312862         A           --              F              0                      --             0              0
    312863         A        01-Oct-90          F              0                      --             0              0
    312864         A        01-Oct-90          F              0                      --             0              0
    312865         A           --              F              0                      --             0              0
    312866         B           --              F           7.35       6MOLIB     01-Feb-99        1.5              7
    312867         C           --              F              0                      --             0              0
    312868         B           --              F              0                      --             0              0
    312869         B        31-Aug-95          F              0                      --             0              0
    312872         A           --              F              0                      --             0              0
    312874        A+        28-Feb-95          T              0                      --             0              0
    312876         A           --              F              0                      --             0              0
    312877         B           --              F              0                      --             0              0
    312878         B           --              F              0                      --             0              0
    312879         A           --              F              0                      --             0              0
    312880         A           --              F              0                      --             0              0
    312882         C           --              F              0                      --             0              0
    312884         C           --              F              0                      --             0              0
    312885         B        29-Jan-90          F           5.75       6MOLIB     01-Feb-99        1.5              7
    312886         A        01-Aug-93          F              0                      --             0              0
    312887         C        01-Aug-93          T              0                      --             0              0
    312889         B           --              F              0                      --             0              0
    312892         A           --              F              0                      --             0              0
    312894         B        23-May-95          F              0                      --             0              0
    312897         B           --              F              0                      --             0              0
    312898         B           --              F              0                      --             0              0
    312899         C        01-Jan-91          F              0                      --             0              0
    312902         B           --              T              0                      --             0              0
    312903         A        14-Jul-92          F              0                      --             0              0
    312904         B           --              F              0                      --             0              0
    312907         B           --              F              0                      --             0              0
    312908         B           --              F              0                      --             0              0
    312909         B           --              F           6.91       6MOLIB     01-Feb-99        1.5              7
    312911         A           --              F              0                      --             0              0
    312914         B           --              F              0                      --             0              0
    312915         B        01-Jun-94          T              0                      --             0              0
    312916         C        01-May-92          F              0                      --             0              0
    312917         B           --              F              6       6MOLIB     01-Feb-99        1.5              7
    312920         A        01-Dec-92          F              0                      --             0              0
    312921         A           --              F              0                      --             0              0
    312922         A           --              F           7.35       6MOLIB     01-Aug-97        1.5              7
    312923         A           --              F              0                      --             0              0

                         EQUIVANTAGE--1997-1 LOAN LIST

                                             PRE PMT
  LOAN NO       FLOOR        CEILING           PEN            DOC LEVEL
-----------  -----------  -------------  ---------------  -----------------
    312800      10.75           17.75           P                 F
    312802        0                 0           P                 F
    312803        0                 0           P                 L
    312804        0                 0                             F
    312805        0                 0                             F
    312806        0                 0                             L
    312807        0                 0           P                 F
    312809        0                 0           P                 F
    312810        0                 0           P                 F
    312813        0                 0           P                 F
    312814        0                 0           P                 F
    312815        0                 0                             F
    312817        0                 0           P                 F
    312819        0                 0           P                 F
    312820        0                 0           P                 F
    312821        0                 0                             F
    312823        0                 0                             F
    312824        0                 0                             F
    312825      10.35           17.35           P                 F
    312826        0                 0           P                 F
    312827      11.25           17.25                             F
    312830        0                 0                             F
    312834        0                 0           P                 F
    312836        0                 0                             F
    312837        0                 0                             F
    312838        0                 0                             F
    312839      10.74           16.74           P                 F
    312840      10.24           17.24           P                 F
    312845        0                 0           P                 F
    312846      11.25           17.25           P                 F
    312849        0                 0                             F
    312853      9.25            16.25           P                 F
    312854        0                 0                             F
    312855        0                 0                             F
    312856        0                 0           P                 F
    312857        0                 0                             F
    312859        0                 0           P                 F
    312862        0                 0           P                 F
    312863        0                 0           P                 F
    312864        0                 0           P                 F
    312865        0                 0                             F
    312866      10.35           17.35           P                 F
    312867        0                 0           P                 F
    312868        0                 0           P                 F
    312869        0                 0                             F
    312872        0                 0                             F
    312874        0                 0                             F
    312876        0                 0                             F
    312877        0                 0           P                 F
    312878        0                 0           P                 F
    312879        0                 0                             F
    312880        0                 0           P                 F
    312882        0                 0           P                 F
    312884        0                 0           P                 F
    312885      8.75            15.75                             F
    312886        0                 0           P                 F
    312887        0                 0                             F
    312889        0                 0           P                 F
    312892        0                 0                             F
    312894        0                 0                             F
    312897        0                 0           P                 F
    312898        0                 0           P                 F
    312899        0                 0                             F
    312902        0                 0                             F
    312903        0                 0           P                 F
    312904        0                 0           P                 F
    312907        0                 0           P                 F
    312908        0                 0                             F
    312909      9.91            16.91           P                 F
    312911        0                 0           P                 F
    312914        0                 0                             F
    312915        0                 0                             F
    312916        0                 0                             F
    312917       9.5             16.5           P                 F
    312920        0                 0           P                 F
    312921        0                 0           P                 F
    312922      11.5             17.5           P                 F
    312923        0                 0           P                 F

                         EQUIVANTAGE--1997-1 LOAN LIST

   LOAN NO      TYPE          LASTNAME           FIRSTNAME                           ADDRESS
-----------  ----------  ------------------  ------------------  ------------------------------------------------

    312924   BLLN        ANELLO              ANTHONY             2956 HAYNE ROAD
    312925   BLLN        ANELLO              ANTHONY             665 FRUIT DRIVE
    312926   BLLN        ANELLO              ANTHONY             592 PEAR DRIVE
    312927   BLLN        ANELLO              ANTHONY             617 FRUIT DRIVE
    312928   ARM         FRANK               GARY P.             \3021 RIO BRAZOS DRIVE
    312929   FR          GAMBRELL            WANDA LEE           328 RANDY ROAD
    312930   FR          SMITH               SHERMAN HENRY       130 LEONARD AVENUE
    312932   BLLN        WALTERS             WANDA C             6664 HESTER ROAD
    312933   ARM2-28     HUMES               DEE ANN             106 HILLSIDE DRIVE
    312935   BLLN        DELONG              MARK V              701 S PRINCE
    312936   FR          TUFTS               DANISE              4151 EAST 114TH STREET
    312937   FR          GORDON              IVAN L.             753 SEWARD AVENUE
    312939   ARM2-28     METZ                RANDY L.            4657 18TH STREET NORTH WEST
    312942   ARM2-28     KINNEY              RAYMOND E.          39 W. SANDUSKY STREET
    312943   BLLN        TUCKER              SANTFORD G.         1 CHOCTAW COURT
    312944   BLLN        JOHNSON             LARRY               5176 ALFORD STREET
    312945   BLLN        HAGAN               ROBERT A.           2403 W. 7TH STREET
    312946   ARM2-28     HIRE                SUSAN G.            9314 E. DOSWELL BLVD.
    312947   FR          ALLEN               ADAM                4158N ST ROUTE 123
    312948   ARM2-28     ATHA                CHARLES L           10800 SURFWOOD LANE
    312949   BLLN        MACKLIN             LORETTA             3361 EAST 139TH STREET
    312950   ARM         STRASBERGER         MICHAEL H.          6988 MEADOWFIELD STREET
    312953   BLLN        DAVIS               MARK W.             8222 NORTH EAST WYGANT
    312954   FR          COX                 OSCAR E.            29204 BRETTON
    312955   ARM2-28     THOMPSON            RUSSEL              4916 BROADWAY
    312956   FR          FISHER              RUBY B.             218 SHARPE AVENUE
    312957   ARM2-28     KISER               THOMAS H.           4132 PAXTON WOODS DRIVE
    312959   FR          LEWIS               DOROTHY L.          1744 EASTHAM AVENUE
    312960   FR          NIXON               IRMA M.             6539 S. BELL AVENUE
    312962   ARM         DAUGHERITY          DALE A.             615 DELAWARE LANE
    312963   FR          JOHNSON             WILLIE KING         3059 WOODBINE AVENUE
    312964   FR          PALMER              DOUGLAS             428 EAST MARSHALL S
    312965   FR          CALDWELL            FRETA               8194 QUEENS DRIVE
    312966   FR          WELCH               BARRETT C.          406 WEST BRAYTON ROAD
    312968   BLLN        BLACKMON            RICHARD A.          309 FIDDLERS BRANCH ROAD
    312969   BLLN        HENDERSON           LARRIE D.           38 KINGSGATE DRIVE
    312977   FR          HUFFMAN             JOE L.              6614 HOMESTEAD ROAD
    312978   FR          LIPSCOMB            JOAN E              27125 SHOREVIEW
    312979   FR          BAILEY              SANDRA J.           5 HILLCREST DRIVE
    312982   FR          COLE                TILLMAN             113 CAMP AGAPE
    312983   ARM2-28     HERNANDEZ           JOSE C.             8437 S LOCKWOOD AVENUE
    312984   FR          HILL                CECIL J             403S ST. MARKS AVE
    312985   FR          BOWLING             TERRY L             7510 NORTH HANNA
    312986   FR          CLINE               KENNETH C.          821 CHILHOWEE STREET
    312987   FR          TUCKER              J.C.                2892 MAPLE GROVE DRIVE
    312988   FR          FORESTER            INEZ                5428 OLD THOMASVILLE ROAD
    312995   FR          GEORGE              DARRYL E.           5010 OAKLAN AVENUE
    312996   FR          GUENTHER            KENNETH             8258 FARNUM
    312998   FR          VENTURA             NORMA J             17158 W 130TH STREET
    312999   FR          LOCKRIDGE           BILLY R.            326 STEEL ROAD
    313002   FR          WHITE               ROBERT E            4206 DELAWARE STREET
    313003   FR          KOKINOS             STEVE               307 PENDLETON DRIVE
    313004   BLLN        HUBBARD             CHARLOTT            9660 WINTHROP
    313005   FR          LACKEY              LOIS A              110N LAUREL AVE
    313006   FR          BELL                EILEEN R            503N SWEET WATER BLV
    313007   FR          WHITE               SHEILA H            17156 BRUSHY FORK ROA
    313008   FR          QUICK               BILLY JO            350 SOUTH ENOCH GRO
    313009   ARM2-28     WILLIAMS            DAVID G             3835E 154TH STREET
    313013   FR          JOHNSON             THOMAS              2960- 62 CORTLAND
    313014   FR          PUGH                PATSY W             8000 LINDA LAKE DR
    313015   FR          B NICHOLS           HARRINGTO           263 CROSS GATES BLV
    313016   FR          ADAMS               LANNY               89 LAKEWOOD DRIVE
    313017   FR          CAMUS               LINDA G             26 CLIPPER PLACE
    313019   ARM2-28     THORPE              MARY E              4361 CATALINA AVENUE
    313020   BLLN        WHEELER             RAMONA P            504 S. STROMONT
    313022   ARM2-28     WADE                JAMES L             3511 SEABROOK AVENUE
    313025   ARM         ZEHNPFENNIG         JENNIE L            38402 SANTA ANNA
    313026   FR          WOFFORD             ANN                 4729 WEST MONROE
    313027   ARM2-28     SMITH               TODD L              95 LOGAN STREET
    313029   FR          PORTIER             L J                 1917E LIBERTY AVE
    313030   BLLN        WHITE               BOYD C.             14036 STAHELIN
    313033   BLLN        ANDERSON            WANDA O.            204 ROSENBERRY STREET
    313034   ARM2-28     ATCHISON JR         JACK L              4915 NEBRECKENRIDGE DR
    313035   BLLN        EDWARDS             ANNA L.             2944 POST STREET
    313036   BLLN        PHILLIPS            REXIE R             5108 FENNELL ROAD
    313039   BLLN        BYRD                JAMES E.            1505 OAK VILLAGE DRI
    313040   ARM2-28     A KOOIKER           KATHLEEN            1665 SEBURTON STREET
    313044   FR          MARAGAS             ARISTOTL            1051 WEST EXCHANGE S

   LOAN NO           CITY              STATE        ZIP             COUNTY            ORIG BAL       UPB     UPB AS OF 03/01
-----------  ---------------------  -----------  ---------  -----------------------  -----------  ---------  ---------------
    312924   AKRON                      OH       44312      SUMMIT                    33,750.00   33,750.00      33,750.00
    312925   AKRON                      OH       44319      SUMMIT                    75,000.00   75,000.00      75,000.00
    312926   AKRON                      OH       44319      SUMMIT                    55,500.00   55,500.00      55,500.00
    312927   COVENTRY TOWNSHIP          OH       44319      SUMMIT                    41,250.00   41,250.00      41,250.00
    312928   SARDINIA                   OH       45171      BROWN                    127,500.00   127,500.00    127,500.00
    312929   MADISON                    TN       37115      DAVIDSON                  47,500.00   47,500.00      47,500.00
    312930   ALBEMARLE                  NC       28001      STANLY                    30,600.00   30,600.00      30,600.00
    312932   GREENBRIER                 TN       37073      ROBERTSON                 61,000.00   61,000.00      61,000.00
    312933   OLD HICKORY                TN       37138      WILSON                   102,850.00   102,850.00    102,850.00
    312935   PRINCETON                  IN       47670      GIBSON                    45,900.00   45,900.00      45,900.00
    312936   CLEVELAND                  OH       44105      CUYAHOGA                  42,000.00   42,000.00      42,000.00
    312937   AKRON                      OH       44320      SUMMIT                    55,250.00   55,250.00      55,250.00
    312939   CANTON                     OH       44708      STARK                     78,965.00   78,965.00      78,965.00
    312942   FREDERICKTOWN              OH       43019      KNOX                      44,000.00   44,000.00      44,000.00
    312943   TAYLORS                    SC       29687      GREENVILLE                80,750.00   80,750.00      80,750.00
    312944   MEMPHIS                    TN       38109      SHELBY                    46,400.00   46,400.00      46,400.00
    312945   OWENSBORO                  KY       42301      DAVIESS                   40,800.00   40,800.00      40,800.00
    312946   CROMWELL                   IN       46732      KOSCIUSKO                 71,550.00   71,550.00      71,550.00
    312947   FRANKLIN                   OH       45005      WARREN                    69,280.00   69,280.00      69,280.00
    312948   CINCINNATI                 OH       45241      HAMILTON                 112,000.00   112,000.00    112,000.00
    312949   CLEVELAND                  OH       44120      CUYAHOGA                  36,000.00   36,000.00      36,000.00
    312950   WEST BLOOMFIELD            MI       48324      OAKLAND                   96,300.00   96,245.17      96,245.17
    312953   PORTLAND                   OR       97220      MULTNOMAH                 72,800.00   72,800.00      72,769.14
    312954   LIVONIA                    MI       48152      WAYNE                     73,600.00   73,600.00      73,600.00
    312955   COMMERCE TOWNSHIP          MI       48382      OAKLAND                  159,800.00   159,800.00    159,800.00
    312956   KANNAPOLIS                 NC       28081      CABARRUS                  27,000.00   27,000.00      27,000.00
    312957   CINCINNATI                 OH       45209      HAMILTON                 108,000.00   108,000.00    108,000.00
    312959   EAST CLEVELAND             OH       44112      CUYAHOGA                  42,000.00   42,000.00      42,000.00
    312960   CHICAGO                    IL       60636      COOK                      40,000.00   40,000.00      40,000.00
    312962   ELK GROVE VILLAGE          IL       60007      COOK                     200,600.00   200,600.00    200,600.00
    312963   KNOXVILLE                  TN       37914      KNOX                      44,000.00   44,000.00      44,000.00
    312964   HASTINGS                   MI       49058      BARRY                     52,650.00   52,650.00      52,650.00
    312965   JONESBORO                  GA       30236      CLAYTON                   53,000.00   52,977.78      52,977.78
    312966   MOUNT MORRIS               IL       61054      OGLE                      70,531.00   70,531.00      70,531.00
    312968   HAMPTON                    TN       37658      CARTER                    82,400.00   82,400.00      82,400.00
    312969   COLUMBIA                   SC       29205      RICHLAND                  28,000.00   28,000.00      28,000.00
    312977   REX                        GA       30273      CLAYTON                   28,000.00   28,000.00      28,000.00
    312978   EUCLID                     OH       44132      CUYAHOGA                  54,000.00   53,873.26      53,873.26
    312979   YORK                       SC       29745      YORK                     123,000.00   123,000.00    123,000.00
    312982   BLYTHEWOOD                 SC       29016      RICHLAND                  34,000.00   34,000.00      34,000.00
    312983   BURBANK                    IL       60459      COOK                     107,950.00   107,950.00    107,950.00
    312984   CHATTANOOGA                TN       37412      HAMILTON                  38,000.00   38,000.00      38,000.00
    312985   MCCORDSVILLE               IN       46055      HANCOCK                   46,500.00   46,500.00      46,500.00
    312986   HARRIMAN                   TN       37748      ROANE                     27,500.00   27,500.00      27,500.00
    312987   REX                        GA       30273      CLAYTON                   66,600.00   65,107.48      65,107.48
    312988   ARCHDALE                   NC       27263      RANDOLPH                  54,000.00   54,000.00      54,000.00
    312995   BATON ROUGE                LA       70811      EAST BATON ROUGE          34,400.00   34,400.00      34,400.00
    312996   ROMULUS                    MI       48174      WAYNE                     31,000.00   30,960.17      30,960.17
    312998   STRONGSVILLE               OH       44136      CUYAHOGA                  47,900.00   47,900.00      47,900.00
    312999   MILNER                     GA       30257      LAMAR                     49,332.00   49,332.00      49,332.00
    313002   GARY                       IN       46409      LAKE                      41,340.00   41,340.00      41,340.00
    313003   HOUMA                      LA       70360      TERREBONNE               143,910.00   143,910.00    143,910.00
    313004   DETROIT                    MI       48227      WAYNE                     30,000.00   30,000.00      30,000.00
    313005   LANDRUM                    SC       29356      SPARTANBURG               51,750.00   51,750.00      51,750.00
    313006   LONGWOOD                   FL       32779      SEMINOLE                  35,500.00   35,500.00      35,500.00
    313007   NEWARK                     OH       43056      LICKING                   34,500.00   34,500.00      34,500.00
    313008   FLORENCE                   MS       39073      RANKIN                    70,000.00   70,000.00      70,000.00
    313009   CLEVELAND                  OH       44128      CUYAHOGA                  64,800.00   64,800.00      64,800.00
    313013   DETROIT                    MI       48206      WAYNE                     38,400.00   38,400.00      38,400.00
    313014   CHARLOTTE                  NC       28215      MECKLENBURG               44,000.00   44,000.00      44,000.00
    313015   SLIDELL                    LA       70461      SAINT TAMMANY PARISH     108,800.00   108,800.00    108,800.00
    313016   NEWNAN                     GA       30263      COWETA                    78,750.00   78,750.00      78,750.00
    313017   ABITA SPRINGS              LA       70420      SAINT TAMMANY             51,800.00   51,800.00      51,800.00
    313019   DAYTON                     OH       45416      MONTGOMERY                43,350.00   43,350.00      43,350.00
    313020   PRINCETON                  IN       47670      GIBSON                    42,500.00   42,500.00      42,500.00
    313022   COLUMBUS                   OH       43227      FRANKLIN                  72,800.00   72,800.00      72,800.00
    313025   CLINTON TOWNSHIP           MI       48036      MACOMB                   157,000.00   156,921.30    156,921.30
    313026   CHICAGO                    IL       60624      COOK                      94,500.00   94,500.00      94,500.00
    313027   BATTLE CREEK               MI       49015      CALHOUN                   44,800.00   44,800.00      44,800.00
    313029   SPOKANE                    WA       99207      SPOKANE                   50,340.00   49,615.13      49,615.13
    313030   DETROIT                    MI       48223      WAYNE                     86,200.00   86,200.00      86,200.00
    313033   ALLIANCE                   OH       44601      STARK                     33,500.00   33,500.00      33,500.00
    313034   GRAND RAPIDS               MI       49505      KENT                     109,000.00   109,000.00    109,000.00
    313035   JACKSONVILLE               FL       32205      DUVAL                     31,850.00   31,850.00      31,850.00
    313036   KNOXVILLE                  TN       37912      KNOX                      51,000.00   51,000.00      51,000.00
    313039   LARGO                      FL       33778      PINELLAS                  57,600.00   57,600.00      57,600.00
    313040   GRAND RAPIDS               MI       49506      KENT                      92,500.00   92,500.00      92,500.00
    313044   AKRON                      OH       44302      SUMMIT                    45,000.00   45,000.00      45,000.00

   LOAN NO      P&I       RATE         ORIG TERM        CLTV
-----------  ---------  ---------  -----------------  ---------
    312924      294.93     9.9500            180         0.7500
    312925      655.41     9.9500            180         0.7500
    312926      485.00     9.9500            180         0.7500
    312927      360.48     9.9500            180         0.7500
    312928    1,114.20     9.9500            360         0.8500
    312929      565.32    13.2600            240         0.5588
    312930      336.36    10.4000            180         0.7650
    312932      578.15    10.9400            180         0.7821
    312933      956.22    10.7000            360         0.8500
    312935      399.42     9.9000            180         0.7914
    312936      387.33    10.6000            360         0.7500
    312937      581.10    12.3000            360         0.8500
    312939      719.37    10.4500            360         0.8500
    312942      358.79     9.1500            360         0.8000
    312943      741.67    10.5500            180         0.8500
    312944      436.63    10.8500            180         0.8000
    312945      388.24    10.9900            180         0.8870
    312946      654.50    10.5000            360         0.7777
    312947      806.64    13.7400            360         0.8056
    312948      978.74     9.9500            360         0.8000
    312949      294.86     9.2000            180         0.6000
    312950      761.03     8.8000            360         0.9000
    312953      649.66    10.2000            180         0.8000
    312954      728.85    11.5000            360         0.8000
    312955    1,426.03    10.2000            360         0.8500
    312956      325.78    12.1000            180         0.6000
    312957      927.09     9.7400            360         0.8000
    312959      393.64    10.8000            360         0.7000
    312960      489.11    12.3500            180         0.5714
    312962    1,716.10     9.7000            360         0.8500
    312963      499.83    10.9900            180         0.7333
    312964      489.50    10.7000            360         0.9000
    312965      474.93    10.2500            360         0.8154
    312966      735.82    12.1900            360         0.7881
    312968      950.31    13.6000            180         0.8000
    312969      265.38    10.9400            180         0.8000
    312977      314.74    10.8000            180         0.4916
    312978      590.24    10.3000            180         0.7714
    312979    1,344.43    10.3000            180         0.8723
    312982      480.95    11.6500            120         0.2698
    312983      927.46     9.7500            360         0.8500
    312984      370.23    11.2900            360         0.6230
    312985      527.06    10.9500            180         0.7500
    312986      296.36    10.0500            180         0.5093
    312987      759.07    11.0500            180         0.9000
    312988      612.07    10.9500            180         0.9000
    312995      352.73    10.9000            240         0.8000
    312996      303.07    10.1900            240         0.5636
    312998      436.37    10.4500            360         0.4042
    312999      664.28    10.4500            120         0.7150
    313002      496.15    12.0000            180         0.7800
    313003    1,163.11     9.0500            360         0.9000
    313004      315.53    12.3000            180         0.8000
    313005      658.17    13.1000            180         0.7500
    313006      367.64    11.0500            240         0.8005
    313007      380.29    10.4500            180         0.7500
    313008      682.01    11.2900            360         0.7778
    313009      564.36     9.9100            360         0.9000
    313013      414.55    11.6900            240         0.8000
    313014      478.22    10.2000            180         0.5087
    313015    1,102.41    11.8000            360         0.8500
    313016      688.18     9.9500            360         0.9000
    313017      613.38    11.7500            180         0.5692
    313019      388.14    10.2400            360         0.8500
    313020      432.26    11.8500            180         0.8500
    313022      622.79     9.7000            360         0.8000
    313025    1,309.84     9.4100            360         0.8263
    313026      990.26    12.2500            360         0.7000
    313027      406.46    10.4000            360         0.8000
    313029      421.45     9.4500            360         0.7745
    313030      926.67    12.6000            180         0.7183
    313033      298.95    10.2000            180         0.6979
    313034      935.68     9.7400            360         0.7171
    313035      293.73    10.6000            180         0.6500
    313036      472.25    10.6500            180         0.8500
    313039      652.97    13.3500            180         0.8000
    313040      794.04     9.7400            360         0.7520
    313044      455.61    11.7900            360         0.6000

                         EQUIVANTAGE--1997-1 LOAN LIST

                                                                                NOTE       FIRST     MATURITY     NEXT PMT
  LOAN NO        REM TERM           AM TERM       SALES PRICE     APPR VAL      DATE        PMT        DATE         DATE
-----------  -----------------  ---------------  --------------  -----------  ---------  ---------  -----------  -----------

    312924             180               360             0.00      45000.00   03-Feb-97  15-Mar-97   15-Feb-12    15-Mar-97
    312925             180               360             0.00     100000.00   03-Feb-97  01-Mar-97   01-Feb-12    01-Mar-97
    312926             180               360             0.00      74000.00   03-Feb-97  01-Mar-97   01-Feb-12    01-Mar-97
    312927             180               360             0.00      55000.00   03-Feb-97  01-Mar-97   01-Feb-12    01-Mar-97
    312928             360               360             0.00     150000.00   27-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312929             240               240             0.00      85000.00   24-Jan-97  01-Mar-97   01-Feb-17    01-Mar-97
    312930             180               180             0.00      40000.00   27-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312932             180               360             0.00      78000.00   27-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312933             360               360             0.00     121000.00   24-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312935             180               360             0.00      58000.00   28-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312936             360               360             0.00      56000.00   24-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312937             360               360             0.00      65000.00   25-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312939             360               360             0.00      92900.00   25-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312942             360               360             0.00      55000.00   25-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312943             180               360             0.00      95000.00   24-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312944             180               360             0.00      58000.00   25-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312945             180               360             0.00      46000.00   27-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312946             360               360             0.00      92000.00   27-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312947             360               360             0.00      86000.00   28-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312948             360               360             0.00     140000.00   29-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312949             180               360             0.00      60000.00   27-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312950             359               360        107000.00     107000.00   27-Jan-97  01-Mar-97   01-Feb-27    01-Apr-97
    312953             180               360             0.00      91000.00   27-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312954             360               360             0.00      92000.00   27-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312955             360               360             0.00     188000.00   25-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312956             180               180             0.00      45000.00   27-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312957             360               360             0.00     135000.00   27-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312959             360               360             0.00      60000.00   27-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312960             180               180             0.00      70000.00   27-Jan-97  15-Mar-97   15-Feb-12    15-Mar-97
    312962             360               360             0.00     236000.00   27-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312963             180               180             0.00      60000.00   27-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312964             360               360             0.00      58500.00   05-Feb-97  01-Apr-97   01-Mar-27    01-Apr-97
    312965             359               360             0.00      65000.00   27-Jan-97  01-Mar-97   01-Feb-27    01-Apr-97
    312966             360               360             0.00      89500.00   27-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312968             180               360             0.00     103000.00   27-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312969             180               360             0.00      35000.00   27-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312977             180               180             0.00      77000.00   27-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312978             179               180             0.00      70000.00   28-Jan-97  01-Mar-97   01-Feb-12    01-Apr-97
    312979             180               180             0.00     141000.00   27-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312982             120               120             0.00     126000.00   28-Jan-97  01-Mar-97   01-Feb-07    01-Mar-97
    312983             360               360             0.00     127000.00   27-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312984             360               360             0.00      61000.00   27-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312985             180               180             0.00      62000.00   28-Jan-97  15-Mar-97   15-Feb-12    15-Mar-97
    312986             180               180             0.00      54000.00   27-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    312987             179               180             0.00      74000.00   27-Jan-97  01-Mar-97   01-Feb-12    01-Apr-97
    312988             180               180             0.00      60000.00   27-Jan-97  15-Mar-97   15-Feb-12    15-Mar-97
    312995             240               240             0.00      43000.00   27-Jan-97  01-Mar-97   01-Feb-17    01-Mar-97
    312996             239               240             0.00      55000.00   31-Jan-97  01-Mar-97   01-Feb-17    01-Apr-97
    312998             360               360             0.00     118500.00   28-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    312999             120               120             0.00      69000.00   30-Jan-97  01-Mar-97   01-Feb-07    01-Mar-97
    313002             180               180             0.00      53000.00   28-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    313003             360               360        159900.00     159900.00   28-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    313004             180               360             0.00      37500.00   04-Feb-97  01-Mar-97   01-Feb-12    01-Mar-97
    313005             180               180             0.00      69000.00   28-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    313006             240               240             0.00     140000.00   28-Jan-97  01-Mar-97   01-Feb-17    01-Mar-97
    313007             180               180             0.00      46000.00   28-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    313008             360               360             0.00      90000.00   29-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    313009             360               360             0.00      72000.00   29-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    313013             240               240             0.00      48000.00   30-Jan-97  01-Mar-97   01-Feb-17    01-Mar-97
    313014             180               180             0.00      86500.00   30-Jan-97  15-Mar-97   15-Feb-12    15-Mar-97
    313015             360               360             0.00     128000.00   28-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    313016             360               360         87500.00      88000.00   29-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    313017             180               180             0.00      91000.00   28-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    313019             360               360             0.00      51000.00   29-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    313020             180               360             0.00      50000.00   31-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    313022             360               360             0.00      91000.00   30-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    313025             359               360             0.00     190000.00   30-Jan-97  01-Mar-97   01-Feb-27    01-Apr-97
    313026             360               360             0.00     135000.00   30-Jan-97  15-Mar-97   15-Feb-27    15-Mar-97
    313029             360               360             0.00      65000.00   30-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    313030             180               360             0.00     120000.00   03-Feb-97  01-Mar-97   01-Feb-12    01-Mar-97
    313033             180               360             0.00      48000.00   30-Jan-97  15-Mar-97   15-Feb-12    15-Mar-97
    313034             360               360             0.00     152000.00   30-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    313035             180               360             0.00      49000.00   30-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    313036             180               360             0.00      60000.00   30-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    313039             180               360             0.00      72000.00   30-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    313040             360               360             0.00     123000.00   31-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    313044             360               360             0.00      75000.00   31-Jan-97  15-Mar-97   15-Feb-27    15-Mar-97

              NEXT PMT
  LOAN NO    AS OF 03/01      PROPTYPE           UNITS           OCCUP          LIEN        LIEN BAL          PURPOSE
-----------  -----------  -----------------  -------------  ---------------     -----     -------------  -----------------
    312924    15-Mar-97               1                1               3             18             0                4
    312925    01-Mar-97               1                1               3             18             0                4
    312926    01-Mar-97               1                1               3             18             0                2
    312927    01-Mar-97               1                1               3             18             0                3
    312928    01-Mar-97               1                1               1             18             0                4
    312929    01-Mar-97               1                1               1             18             0                3
    312930    01-Mar-97               1                1               1             18             0                4
    312932    01-Mar-97               1                1               1             18             0                3
    312933    01-Mar-97               1                1               1             18             0                3
    312935    01-Mar-97               1                1               1             18             0                4
    312936    01-Mar-97               1                1               1             18             0                3
    312937    01-Mar-97               1                1               1             18             0                3
    312939    01-Mar-97               1                1               1             18             0                4
    312942    01-Mar-97               1                1               1             18             0                3
    312943    01-Mar-97               1                1               1             18             0                3
    312944    01-Mar-97               1                1               3             18             0                4
    312945    01-Mar-97               1                1               1             18             0                4
    312946    01-Mar-97               8                1               1             18             0                4
    312947    01-Mar-97               1                1               1             18             0                2
    312948    01-Mar-97               1                1               1             18             0                2
    312949    01-Mar-97               1                1               1             18             0                3
    312950    01-Apr-97               1                1               1             18             0                1
    312953    01-Apr-97               1                1               3             18             0                4
    312954    01-Mar-97               1                1               1             18             0                4
    312955    01-Mar-97               1                1               1             18             0                3
    312956    01-Mar-97               1                1               1             18             0                4
    312957    01-Mar-97               1                1               1             18             0                4
    312959    01-Mar-97               5                2               3             18             0                3
    312960    15-Mar-97               1                1               1             18             0                3
    312962    01-Mar-97               1                1               1             18             0                4
    312963    01-Mar-97               1                1               1             18             0                3
    312964    01-Apr-97               1                1               1             18             0                3
    312965    01-Apr-97               1                1               1             18             0                3
    312966    01-Mar-97               1                1               1             18             0                4
    312968    01-Mar-97               1                1               1             18             0                3
    312969    01-Mar-97               1                1               1             18             0                3
    312977    01-Mar-97               1                1               1             38          9853                3
    312978    01-Apr-97               1                1               1             18             0                4
    312979    01-Mar-97               1                1               1             18             0                3
    312982    01-Mar-97               1                1               1             18             0                3
    312983    01-Mar-97               1                1               1             18             0                3
    312984    01-Mar-97               1                1               1             18             0                4
    312985    15-Mar-97               1                1               1             18             0                3
    312986    01-Mar-97               1                1               1             18             0                3
    312987    01-Apr-97               1                1               1             18             0                3
    312988    15-Mar-97               1                1               1             18             0                4
    312995    01-Mar-97               1                1               1             18             0                4
    312996    01-Apr-97               1                1               1             18             0                3
    312998    01-Mar-97               1                1               1             18             0                3
    312999    01-Mar-97               8                1               1             18             0                4
    313002    01-Mar-97               1                1               1             18             0                3
    313003    01-Mar-97               1                1               1             18             0                1
    313004    01-Mar-97               1                1               1             18             0                3
    313005    01-Mar-97               1                1               1             18             0                3
    313006    01-Mar-97               1                1               1             38         76570                3
    313007    01-Mar-97               8                1               1             18             0                4
    313008    01-Mar-97               1                1               1             18             0                4
    313009    01-Mar-97               1                1               1             18             0                3
    313013    01-Mar-97               5                2               3             18             0                3
    313014    15-Mar-97               1                1               1             18             0                3
    313015    01-Mar-97               1                1               1             18             0                3
    313016    01-Mar-97               1                1               1             18             0                1
    313017    01-Mar-97               1                1               1             18             0                3
    313019    01-Mar-97               1                1               1             18             0                4
    313020    01-Mar-97               1                1               1             18             0                4
    313022    01-Mar-97               1                1               1             18             0                2
    313025    01-Apr-97               1                1               1             18             0                3
    313026    15-Mar-97               5                2               3             18             0                3
    313029    01-Mar-97               1                1               1             18             0                2
    313030    01-Mar-97               1                1               1             18             0                3
    313033    15-Mar-97               1                1               3             18             0                4
    313034    01-Mar-97               1                1               1             18             0                3
    313035    01-Mar-97               1                1               3             18             0                2
    313036    01-Mar-97               1                1               1             18             0                3
    313039    01-Mar-97               1                1               1             18             0                3
    313040    01-Mar-97               1                1               1             18             0                4
    313044    15-Mar-97               5                2               3             18             0                3

                            BNK RUP                                               NEXT INT       PERIODIC         LIFE
   LOAN NO       GRADE      DISCHARGE       SECT 32        MARGIN        INDEX      CHANGE           CAP            CAP

-----------  -----------  ------------  -------------  -------------  ---------  -----------  ---------------     -----

    312924            A        --                 F              0                   --                  0              0
    312925            A        --                 F              0                   --                  0              0
    312926            A        --                 F              0                   --                  0              0
    312927            A        --                 F              0                   --                  0              0
    312928            B        --                 F           7.45    6MOLIB      01-Aug-97            1.5              7
    312929            C     01-Aug-95             F              0                   --                  0              0
    312930            B        --                 F              0                   --                  0              0
    312932            A     01-Oct-92             F              0                   --                  0              0
    312933            B        --                 F            7.7    6MOLIB      01-Feb-99            1.5              7
    312935            A        --                 T              0                   --                  0              0
    312936            A        --                 F              0                   --                  0              0
    312937            B        --                 F              0                   --                  0              0
    312939            B        --                 F           7.45    6MOLIB      01-Feb-99            1.5              7
    312942            B        --                 F           6.15    6MOLIB      01-Feb-99            1.5              7
    312943            A     01-Apr-93             F              0                   --                  0              0
    312944            A        --                 F              0                   --                  0              0
    312945            B        --                 F              0                   --                  0              0
    312946            B        --                 F            7.5    6MOLIB      01-Feb-99            1.5              7
    312947            B        --                 F              0                   --                  0              0
    312948            B     04-Oct-93             F           6.95    6MOLIB      01-Feb-99            1.5              7
    312949            A     23-Oct-91             F              0                   --                  0              0
    312950            A        --                 F           6.05    6MOLIB      01-Aug-97            1.5              7
    312953            A        --                 F              0                   --                  0              0
    312954            A     06-Jan-95             F              0                   --                  0              0
    312955            A        --                 F            6.7    6MOLIB      01-Feb-99            1.5              7
    312956            C        --                 F              0                   --                  0              0
    312957            B        --                 F           6.74    6MOLIB      01-Feb-99            1.5              7
    312959            A        --                 F              0                   --                  0              0
    312960            C        --                 T              0                   --                  0              0
    312962            A        --                 F           6.95    6MOLIB      01-Aug-97            1.5              7
    312963            B        --                 F              0                   --                  0              0
    312964            A        --                 F              0                   --                  0              0
    312965            C        --                 F              0                   --                  0              0
    312966            B        --                 F              0                   --                  0              0
    312968            C     01-Jan-96             F              0                   --                  0              0
    312969            A        --                 F              0                   --                  0              0
    312977            A        --                 F              0                   --                  0              0
    312978            A        --                 F              0                   --                  0              0
    312979            A        --                 F              0                   --                  0              0
    312982            B        --                 T              0                   --                  0              0
    312983            A        --                 F           6.25    6MOLIB      01-Feb-99            1.5              7
    312984            A     09-Feb-95             F              0                   --                  0              0
    312985            B        --                 F              0                   --                  0              0
    312986            A        --                 F              0                   --                  0              0
    312987           A+     30-Jan-95             F              0                   --                  0              0
    312988            A        --                 F              0                   --                  0              0
    312995            A        --                 F              0                   --                  0              0
    312996            A        --                 F              0                   --                  0              0
    312998            B        --                 F              0                   --                  0              0
    312999            A        --                 F              0                   --                  0              0
    313002            B        --                 F              0                   --                  0              0
    313003            A        --                 F              0                   --                  0              0
    313004            B        --                 T              0                   --                  0              0
    313005            C     08-May-96             F              0                   --                  0              0
    313006            A        --                 F              0                   --                  0              0
    313007            A        --                 F              0                   --                  0              0
    313008            A        --                 F              0                   --                  0              0
    313009            A     14-Nov-91             F           6.41    6MOLIB      01-Feb-99            1.5              7
    313013            A        --                 F              0                   --                  0              0
    313014            A        --                 F              0                   --                  0              0
    313015            A        --                 F              0                   --                  0              0
    313016            A        --                 F              0                   --                  0              0
    313017            A        --                 F              0                   --                  0              0
    313019            B        --                 F           7.24    6MOLIB      01-Feb-99            1.5              7
    313020            B        --                 T              0                   --                  0              0
    313022            A     04-Mar-92             F            6.2    6MOLIB      01-Feb-99            1.5              7
    313025            B        --                 F           6.91    6MOLIB      01-Aug-97            1.5              7
    313026            A        --                 F              0                   --                  0              0
    313029           A+        --                 F              0                   --                  0              0
    313030            C        --                 F              0                   --                  0              0
    313033            A        --                 F              0                   --                  0              0
    313034            B        --                 F           6.74    6MOLIB      01-Feb-99            1.5              7
    313035            A        --                 F              0                   --                  0              0
    313036            B        --                 F              0                   --                  0              0
    313039            C        --                 F              0                   --                  0              0
    313040            B        --                 F           6.74    6MOLIB      01-Feb-99            1.5              7
    313044            A        --                 F              0                   --                  0              0


                         EQUIVANTAGE--1997-1 LOAN LIST

                                             PRE PMT
  LOAN NO       FLOOR        CEILING           PEN            DOC LEVEL
-----------  -----------  -------------  ---------------  -----------------

    312924        0                 0           P                 F
    312925        0                 0           P                 F
    312926        0                 0           P                 F
    312927        0                 0           P                 F
    312928      10.95           16.95           P                 F
    312929        0                 0                             F
    312930        0                 0                             F
    312932        0                 0                             F
    312933      10.7             17.7                             F
    312935        0                 0                             F
    312936        0                 0           P                 F
    312937        0                 0           P                 F
    312939      10.45           17.45           F
    312942      9.15            16.15           P                 F
    312943        0                 0                             F
    312944        0                 0           P                 F
    312945        0                 0           P                 F
    312946      10.5             17.5                             F
    312947        0                 0           P                 F
    312948      9.95            16.95           P                 F
    312949        0                 0           P                 F
    312950       9.8             15.8           P                 F
    312953        0                 0           P                 F
    312954        0                 0           P                 F
    312955      10.2             17.2           P                 F
    312956        0                 0                             F
    312957      9.74            16.74           P                 F
    312959        0                 0           P                 F
    312960        0                 0                             F
    312962      10.7             16.7                             F
    312963        0                 0                             F
    312964        0                 0           P                 F
    312965        0                 0           P                 F
    312966        0                 0                             F
    312968        0                 0                             F
    312969        0                 0                             F
    312977        0                 0           P                 F
    312978        0                 0           P                 F
    312979        0                 0           P                 F
    312982        0                 0                             F
    312983      9.75            16.75                             F
    312984        0                 0           P                 F
    312985        0                 0           P                 F
    312986        0                 0                             F
    312987        0                 0           P                 F
    312988        0                 0                             F
    312995        0                 0           P                 F
    312996        0                 0           P                 F
    312998        0                 0           P                 F
    312999        0                 0                             F
    313002        0                 0           P                 F
    313003        0                 0           P                 F
    313004        0                 0                             F
    313005        0                 0                             F
    313006        0                 0                             F
    313007        0                 0           P                 F
    313008        0                 0           P                 F
    313009      9.91            16.91           P                 F
    313013        0                 0           P                 F
    313014        0                 0                             F
    313015        0                 0                             F
    313016        0                 0           P                 F
    313017        0                 0           P                 L
    313019      10.24           17.24           P                 F
    313020        0                 0                             F
    313022       9.7             16.7           P                 F
    313025      10.41           16.41           P                 F
    313026        0                 0                             F
    313027      10.41           16.74           P                 F
    313029        0                 0           P                 F
    313033        0                 0           P                 F
    313034      9.74            16.74           P                 F
    313035        0                 0           P                 F
    313036        0                 0                             F
    313039        0                 0                             F
    313040      9.74            16.74           P                 F
    313044        0                 0           P                 F

                         EQUIVANTAGE--1997-1 LOAN LIST

   LOAN NO      TYPE           LASTNAME            FIRSTNAME                           ADDRESS
-----------  ----------  --------------------  ------------------  ------------------------------------------------

    313045   ARM         WILSON                ROCHELLE            492 BRUNSWICK DRIVE
    313046   FR          RUSHING               FATIMA              1002 CATAWBA AVENUE
    313048   FR          MCELROY               JULIA M             823 S KEELER
    313049   FR          HARRISON              MARK C.             5497 HIGHWAY 81 N.
    313050   BLLN        BARNES                DOROTHY             2158 EAST EDEN COURT
    313053   ARM2-28     TACOMA                MICHAEL L           30065 BRENTWOOD ST
    313054   BLLN        FLEMING               MARLA H             5502 OAKMONT CIRCLE
    313055   FR          HAYES                 PATRICIA            12201 SOUTH UNION
    313056   ARM2-28     SMITH                 CLAUDE D            515 ELM TREE LANE
    313057   BLLN        RAWSON                WILLIAM             344 BARDON STREET
    313059   FR          HALEY                 JEFFERY L           4223 N GLENWOOD DR
    313061   ARM2-28     VAUGHN                BEVERLY D           4039 SHENANDOAH DR
    313062   ARM2-28     COX                   FRANCES             1197 HUMMINGBIRD DRI
    313063   BLLN        DWYER                 JOHN J              14856 ALGER ROAD
    313064   ARM2-28     CLEARY                SHARON K.           1106 WALLER ROAD
    313066   BLLN        ENGLAND               MATTHEW             5962 LICKTON PIKE
    313067   ARM2-28     MARZOLF               PAUL                16680 QUINCY STREET
    313069   FR          KANIPE                RAYMOND L           461 RAINBOW CIRCLE
    313071   FR          JARRARD               MICHAEL A           2504 GUELAT AVENUE
    313072   ARM2-28     HOLMES SR             RICHARD C           628 CRAWFORD AVENUE
    313074   BLLN        NORWOOD               NATALIE C           1111 SCOTTIE LANE
    313075   BLLN        HOUSER                SCOTT W.            2540 CATALPA DRIVE
    313076   BLLN        TALIFER               TYRONE              18050 OAKFIELD
    313078   FR          WALKER                LEON RAY            2722 POLLACK AVENUE
    313079   BLLN        GELIL                 JAMES               11901 E THIRTEEN MILE
    313081   FR          STAUCH                LAWRENCE            780 DUNN RIDGE LANE
    313083   ARM2-28     NIXON                 SHERI L             10348 BRITAIN
    313084   ARM2-28     FOSTER                ALBERT              1445 PHILADELPHIA DR
    313085   BLLN        YEE                   RICHARD G           6427N VERNON STREET
    313086   FR          ROWE                  DUANE M.            584 GOLDMOOR DRIVE
    313087   BLLN        JORDAN                ERNEST              3606 MADISON STREET
    313088   BLLN        KESSELL               ROBERT P            1839 10TH STREET
    313089   FR          BROWN                 VERNON R            1626 THIRD STREET
    313093   FR          HILL/CHAMPION         JESSIE H            2276 FOREST GLEN DRI
    313094   BLLN        VUJNOV                LYNDA G             727 WASHINGTON AVE
    313095   FR          THORNTON              PHYLLIS             4530 KNOLLCROFT ROAD
    313096   BLLN        DAVIS                 BARBARA J           8363 INDIANA
    313097   BLLN        BOEING                RICHARD D           7415 WYNNE PL
    313098   FR          RHODES                JONATHAN            1667 BELMONT AVENUE
    313099   FR          MCWILLIAMS            ARVONIA             8912 MCMILLIAN DRIVE
    313100   BLLN        RATLIFF               STEVEN W            31193 BOBRICH
    313101   FR          WOODEN                DENNIS R            36208 EMERALDA AVENUE
    313102   FR          KEENER                MARVIN S            1772 MOONLIGHT DRIVE
    313103   FR          MOUTZ                 LARRY A.            2972 FARMDALE ROAD
    313104   FR          ETHERTON              LARRY               2952 CHESTNUT HILL R
    313105   FR          KING                  MARK                2486 HAMETOWN ROAD
    313108   BLLN        EARL                  PAULINE             109 DREW ST
    313112   FR          FREEMAN               RICHARD             808 CHARLOTTE STREE
    313113   FR          MITCHELL              MICHAEL D           9758S MARYLAND AVE
    313114   FR          ALGERIA\GONZAL        MARCO AL            953 NORTH HARDING A
    313115   FR          SHENBERGER            EDWARD              10137 SOUTH SPRINGFIE
    313120   FR          DORSEY                RICHARD             3035 WOODTOP DRIVE
    313127   FR          HAMPTON               ERNESTIN            8618 S.CARPENTER STR
    313128   BLLN        HOLLOWAY              JAMES L.            105 RIDGECREST DRIV
    313129   FR          ARMSTRONG             FREDERIC            895 BLOSSOM DRIVE
    313130   BLLN        HINES                 ROBIN D.            5512 DUNN ROAD
    313131   BLLN        LOWERY                LELAND V            101 TRINITY DRIVE
    313132   BLLN        SHERIDAN              ELIZABET            842 PARADISE BLVD
    313134   BLLN        NIX                   JOHN R.             52 POPLAR
    313135   BLLN        BALLARD               TIMOTHY             244 FLAMINGO DRIVE
    313136   ARM2-28     BITTEL                THOMAS P            1350 ANDREWS AVENUE
    313137   FR          SPENCER               KELVIN L            653 JAMES AVENUE
    313138   FR          HOWELL                WILLIAM             321 FAIRFIELD AVENU
    313140   FR          NATZKE                WILLIAM             5126 TAHQUAMENON TRA
    313141   FR          WILLIAMS              CHRISTOP            6434 WATERLOO ROAD
    313142   BLLN        F HARDARSON           STEINDOR            2315 268TH AVE NE
    313146   FR          DUPLANTIS             NELSON              309 SWAN AVE.
    313148   FR          JOHNSON               JOHN                602 BOBBITT DRIVE
    313149   BLLN        CHARLES               RALPH D.            4607 MARSHALL DRIVE
    313153   FR          WILLIAMS              LARRY MI            203 DEVROW COURT
    313154   FR          FOWLER                BENNIE W            21857 SHEFFIELD DRIVE
    313155   FR          KIRK                  BILLY G.            127 CLEARVIEW STREE
    313156   FR          PICOU                 GREGORY             30 MARJORIE STREET
    313157   BLLN        MONROE                GILBERT             3780 FOX HALL DRIVE
    313158   FR          PEARSON               MARY R.             861 TRAILMORE CIRCL
    313159   FR          BAILEY                RAY F.              406 MOHICAN STREET
    313162   BLLN        BROUSSARD             CALVIN P            517 S. GRANGER ST
    313164   FR          ATKINSON              JOHN H.             13 HARBY AVENUE

  LOAN NO           CITY              STATE        ZIP             COUNTY            ORIG BAL       UPB     UPB AS OF 03/01
-----------  ---------------------  -----------  ---------  -----------------------  -----------  ---------  ---------------
    313045   FOREST PARK                OH       45240      HAMILTON                  78,200.00   78,200.00      78,200.00
    313046   MONROE                     NC       28112      UNION                     27,500.00   27,500.00      27,500.00
    313048   CHICAGO                    IL       60624      COOK                      45,100.00   45,100.00      45,100.00
    313049   LOGANVILLE                 GA       30249      WALTON                   133,000.00   133,000.00    133,000.00
    313050   ANN ARBOR                  MI       48108      WASHTENAW                 76,000.00   76,000.00      76,000.00
    313053   SOUTHFIELD                 MI       48076      OAKLAND                   67,200.00   67,200.00      67,200.00
    313054   NASHVILLE                  TN       37209      DAVIDSON                  67,500.00   67,500.00      67,500.00
    313055   CHICAGO                    IL       60628      COOK                      40,250.00   40,250.00      40,250.00
    313056   LEXINGTON                  KY       40508      FAYETTE                   42,900.00   42,900.00      42,900.00
    313057   WOOSTER                    OH       44691      WAYNE                     30,328.00   30,328.00      30,328.00
    313059   INDIANAPOLIS               IN       46205      MARION                    57,600.00   57,600.00      57,600.00
    313061   DAYTON                     OH       45417      MONTGOMERY                49,300.00   49,300.00      49,300.00
    313062   WEST COLUMBIA              SC       29169      LEXINGTON                 77,000.00   77,000.00      77,000.00
    313063   CLEVELAND                  OH       44111      CUYAHOGA                 100,000.00   100,000.00    100,000.00
    313064   BRENTWOOD                  TN       37027      WILLIAMSON               150,550.00   150,550.00    150,550.00
    313066   GOODLETTSVILLE             TN       37072      DAVIDSON                  94,300.00   94,300.00      94,300.00
    313067   HOLLAND                    MI       49424      OTTAWA                   121,500.00   121,500.00    121,500.00
    313069   KINGSPORT                  TN       37660      SULLIVAN                  43,500.00   43,500.00      43,500.00
    313071   LOUISVILLE                 KY       40216      JEFFERSON                 16,000.00   16,000.00      16,000.00
    313072   DOVER                      DE       19901      KENT                      85,000.00   85,000.00      85,000.00
    313074   KNOXVILLE                  TN       37919      KNOX                      73,100.00   73,100.00      73,100.00
    313075   DAYTON                     OH       45406      MONTGOMERY                60,000.00   60,000.00      60,000.00
    313076   DETROIT                    MI       48235      WAYNE                     34,000.00   34,000.00      34,000.00
    313078   EVANSVILLE                 IN       47714      VANDERBURGH               61,200.00   61,200.00      61,200.00
    313079   WARREN                     MI       48093      MACOMB                    75,200.00   75,183.38      75,183.38
    313081   LENOIR CITY                TN       37772      LOUDON                    22,500.00   22,500.00      22,500.00
    313083   DETROIT                    MI       48224      WAYNE                     47,000.00   47,000.00      47,000.00
    313084   DAYTON                     OH       45406      MONTGOMERY                67,150.00   67,150.00      67,150.00
    313085   DEARBORN HEIGHTS           MI       48127      WAYNE                    108,630.00   108,630.00    108,630.00
    313086   CONCORD                    NC       28025      CABARRUS                  76,000.00   76,000.00      76,000.00
    313087   BELLWOOD                   IL       60104      COOK                      85,000.00   85,000.00      85,000.00
    313088   CUYAHOGA FALLS             OH       44221      SUMMIT                    66,375.00   66,375.00      66,375.00
    313089   MACON                      GA       31201      BIBB                      17,600.00   17,600.00      17,600.00
    313093   JACKSON                    MS       39213      HINDS                     37,600.00   37,528.24      37,528.24
    313094   ALGONAC                    MI       48001      SAINT CLAIR               71,795.00   71,795.00      71,776.00
    313095   DAYTON                     OH       45426      MONTGOMERY                83,250.00   83,250.00      83,250.00
    313096   DETROIT                    MI       48204      WAYNE                     33,000.00   33,000.00      33,000.00
    313097   CINCINNATI                 OH       45233      HAMILTON                  50,000.00   50,000.00      50,000.00
    313098   TOLEDO                     OH       43608      LUCAS                     18,500.00   18,500.00      18,500.00
    313099   HARRISBURG                 NC       28075      CABARRUS                  87,200.00   87,200.00      87,200.00
    313100   LIVONIA                    MI       48154      WAYNE                    150,060.00   150,060.00    150,060.00
    313101   LEESBURG                   FL       34788      LAKE                      37,600.00   37,600.00      37,600.00
    313102   AKRON                      OH       44312      SUMMIT                    63,000.00   63,000.00      63,000.00
    313103   SPRINGFIELD TWP.           OH       44312      SUMMIT                    69,300.00   69,300.00      69,300.00
    313104   DANDRIDGE                  TN       37725      JEFFERSON                 59,000.00   59,000.00      59,000.00
    313105   COPLEY                     OH       44203      SUMMIT                    42,480.00   42,480.00      42,480.00
    313108   BELTON                     SC       29627      ANDERSON                  40,000.00   40,000.00      40,000.00
    313112   PEKIN                      IL       61554      TAZEWELL                  30,100.00   30,100.00      30,100.00
    313113   CHICAGO                    IL       60628      COOK                      76,000.00   76,000.00      76,000.00
    313114   CHICAGO                    IL       60651      COOK                      20,000.00   20,000.00      20,000.00
    313115   CHICAGO                    IL       60655      COOK                     102,552.00   102,552.00    102,552.00
    313120   JACKSONVILLE               FL       32277      DUVAL                     45,000.00   45,000.00      45,000.00
    313127   CHICAGO                    IL       60620      COOK                      20,000.00   20,000.00      20,000.00
    313128   HENDERSONVILLE             TN       37075      SUMNER                    52,000.00   52,000.00      52,000.00
    313129   AKRON                      OH       44319      SUMMIT                   124,500.00   124,500.00    124,500.00
    313130   KNIGHTDALE                 NC       27545      WAKE                      67,000.00   67,000.00      67,000.00
    313131   SUMMERVILLE                SC       29483      DORCHESTER                56,250.00   56,250.00      56,250.00
    313132   TARPON SPRINGS             FL       34689      PINELLAS                  36,000.00   36,000.00      36,000.00
    313134   PONTIAC                    MI       48341      OAKLAND                   30,000.00   30,000.00      30,000.00
    313135   LOUISVILLE                 KY       40218      JEFFERSON                 53,550.00   53,550.00      53,550.00
    313136   LAKEWOOD                   OH       44107      CUYAHOGA                  70,000.00   70,000.00      70,000.00
    313137   NASHVILLE                  TN       37209      DAVIDSON                  40,200.00   40,200.00      40,200.00
    313138   MICHIGAN CITY              IN       46360      LA PORTE                  15,000.00   15,000.00      15,000.00
    313140   FLUSHING                   MI       48433      GENESEE                   52,000.00   52,000.00      52,000.00
    313141   ATWATER                    OH       44201      PORTAGE                   84,800.00   84,800.00      84,800.00
    313142   REDMOND                    WA       98053      KING                     156,000.00   156,000.00    156,000.00
    313146   HOUMA                      LA       70360      TERREBONNE                52,751.00   52,751.00      52,751.00
    313148   ALBANY                     GA       31705      DOUGHERTY                 34,400.00   34,400.00      34,400.00
    313149   KNOXVILLE                  TN       37931      KNOX                      85,600.00   85,600.00      85,600.00
    313153   FRANKLIN                   TN       37064      WILLIAMSON               137,600.00   137,600.00    137,600.00
    313154   FARMINGTON HILLS           MI       48335      OAKLAND                  301,710.00   301,710.00    301,710.00
    313155   GRAY                       TN       37615      WASHINGTON                21,000.00   21,000.00      21,000.00
    313156   DULAC                      LA       70353      TERREBONNE                20,670.00   20,670.00      20,670.00
    313157   DOUGLASVILLE               GA       30134      DOUGLAS                   68,000.00   68,000.00      68,000.00
    313158   SUMTER                     SC       29154      SUMTER                    65,000.00   65,000.00      65,000.00
    313159   BREWSTER                   OH       44613      STARK                     40,000.00   40,000.00      40,000.00
    313162   ERATH                      LA       70533      VERMILION                 30,000.00   30,000.00      30,000.00
    313164   SUMTER                     SC       29150      SUMTER                    12,000.00   12,000.00      12,000.00

   LOAN NO      P&I       RATE         ORIG TERM        CLTV
-----------  ---------  ---------  -----------------  ---------
    313045      729.98    10.7500            360         0.8500
    313046      328.08    13.3000            240         0.7432
    313048      469.59     9.4500            180         0.6013
    313049    1,364.84     9.2000            180         0.7000
    313050      784.67    12.0500            180         0.7600
    313053      564.56     9.4900            360         0.8000
    313054      577.45     9.7000            180         0.8438
    313055      485.66    12.1000            180         0.5546
    313056      376.16     9.9900            360         0.6500
    313057      289.05    11.0100            180         0.6893
    313059      539.85    10.8000            360         0.9000
    313061      441.41    10.2400            360         0.8500
    313062      733.29    11.0000            360         0.7000
    313063    1,055.63    12.3500            180         0.8000
    313064    1,265.91     9.5000            360         0.8482
    313066    1,106.15    13.8500            180         0.8200
    313067    1,042.98     9.7400            360         0.7788
    313069      472.79    10.2000            180         0.7838
    313071      191.51    11.9500            180         0.8356
    313072      758.53    10.2000            360         0.8500
    313074      671.41    10.5500            180         0.8500
    313075      751.47    14.8500            180         0.8000
    313076      303.41    10.2000            180         0.8000
    313078      618.91     8.9500            180         0.9000
    313079      840.69    13.1500            180         0.8000
    313081      309.30    10.9500            120         0.5966
    313083      386.66     9.2500            360         0.8656
    313084      601.23    10.2400            360         0.8500
    313085      989.62    10.4500            180         0.8500
    313086      861.55    13.3500            360         0.8000
    313087      758.53    10.2000            180         0.8500
    313088      725.95    12.8400            180         0.7500
    313089      191.29    10.2000            180         0.8000
    313093      463.43    12.5000            180         0.8000
    313094      757.89    12.3500            180         0.8300
    313095      853.12    11.9500            360         0.8083
    313096      352.20    12.5000            180         0.7333
    313097      531.69    12.4500            180         0.6410
    313098      202.78    10.3500            180         0.4602
    313099      934.39     9.9500            180         0.8000
    313100    1,602.69    12.5100            180         0.8200
    313101      325.81     9.8500            360         0.8000
    313102      595.49     9.7000            240         0.7975
    313103      560.10     9.0500            360         0.9000
    313104      596.99    10.7000            240         0.8429
    313105      415.59    10.2000            240         0.8000
    313108      368.89    10.6000            180         0.8000
    313112      363.19    12.1000            180         0.7432
    313113      909.41    13.3500            240         0.7917
    313114      226.69    10.9500            180         0.8398
    313115    1,260.39    13.8000            240         0.7500
    313120      478.08     9.8000            180         0.5960
    313127      368.20    13.4000             84         0.2105
    313128      578.88    13.0900            180         0.6500
    313129    1,097.18    10.0500            360         0.8300
    313130      627.95    10.8000            180         0.8481
    313131      536.96    11.0300            180         0.7500
    313132      330.65    10.5500            180         0.7826
    313134      348.35    13.7000            180         0.7500
    313135      467.96     9.9500            180         0.8500
    313136      570.81     9.1500            360         0.6087
    313137      455.65    10.9500            180         0.7731
    313138      214.77    11.9500            120         0.8121
    313140      459.53     8.7500            240         0.5200
    313141      788.41    10.7000            360         0.8000
    313142    1,421.17    10.4500            180         0.8000
    313146      566.19    11.6000            240         0.8440
    313148      416.18    12.1500            180         0.8000
    313149      805.50    10.8500            180         0.8000
    313153    1,162.04     9.5500            360         0.8999
    313154    2,732.83    10.3800            360         0.8900
    313155      231.48    10.4500            180         0.7516
    313156      264.93    13.2500            180         0.7382
    313157      672.88    11.4900            180         0.7816
    313158      548.93     9.5500            360         0.7647
    313159      354.88    10.1300            360         0.8000
    313162      282.30    10.8500            180         0.3797
    313164      147.12    12.4000            180         0.2791

                         EQUIVANTAGE--1997-1 LOAN LIST

                                                                                NOTE       FIRST     MATURITY     NEXT PMT
  LOAN NO        REM TERM           AM TERM       SALES PRICE     APPR VAL      DATE        PMT        DATE         DATE
-----------  -----------------  ---------------  --------------  -----------  ---------  ---------  -----------  -----------

    313045             360               360             0.00      92000.00   30-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    313046             240               240             0.00      37000.00   30-Jan-97  01-Mar-97   01-Feb-17    01-Mar-97
    313048             180               180             0.00      75000.00   05-Feb-97  01-Mar-97   01-Feb-12    01-Mar-97
    313049             180               180             0.00     190000.00   07-Feb-97  01-Apr-97   01-Mar-12    01-Apr-97
    313050             180               360             0.00     100000.00   03-Feb-97  15-Mar-97   15-Feb-12    15-Mar-97
    313053             360               360             0.00      84000.00   31-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    313054             180               360             0.00      80000.00   31-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    313055             180               180             0.00      92000.00   31-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    313056             360               360             0.00      66000.00   03-Feb-97  01-Mar-97   01-Feb-27    01-Mar-97
    313057             180               360             0.00      44000.00   31-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    313059             360               360             0.00      64000.00   31-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    313061             360               360             0.00      58000.00   31-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    313062             360               360             0.00     110000.00   31-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    313063             180               360             0.00     125000.00   31-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    313064             360               360        177500.00     177500.00   31-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    313066             180               360             0.00     115000.00   31-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    313067             360               360             0.00     156000.00   31-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    313069             180               180             0.00      55500.00   31-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    313071             180               180             0.00      68000.00   31-Jan-97  15-Mar-97   15-Feb-12    15-Mar-97
    313072             360               360             0.00     100000.00   31-Jan-97  01-Mar-97   01-Feb-27    01-Mar-97
    313074             180               360             0.00      86000.00   31-Jan-97  01-Mar-97   01-Feb-12    01-Mar-97
    313075             180               360             0.00      75000.00   03-Feb-97  01-Mar-97   01-Feb-12    01-Mar-97
    313076             180               360         42500.00      42500.00   03-Feb-97  01-Apr-97   01-Mar-12    01-Apr-97
    313078             180               180             0.00      68000.00   04-Feb-97  01-Apr-97   01-Mar-12    01-Apr-97
    313079             179               360         94000.00      94000.00   31-Jan-97  01-Mar-97   01-Feb-12    01-Apr-97
    313081             120               120             0.00     180000.00   01-Feb-97  15-Mar-97   15-Feb-07    15-Mar-97
    313083             360               360             0.00      54300.00   03-Feb-97  01-Mar-97   01-Feb-27    01-Mar-97
    313084             360               360             0.00      79000.00   03-Feb-97  01-Mar-97   01-Feb-27    01-Mar-97
    313085             180               360             0.00     127800.00   05-Feb-97  01-Apr-97   01-Mar-12    01-Apr-97
    313086             360               360             0.00      95000.00   03-Feb-97  01-Apr-97   01-Mar-27    01-Apr-97
    313087             180               360             0.00     100000.00   04-Feb-97  15-Mar-97   15-Feb-12    15-Mar-97
    313088             180               360             0.00      88500.00   04-Feb-97  01-Mar-97   01-Feb-12    01-Mar-97
    313089             180               180             0.00      22000.00   04-Feb-97  01-Mar-97   01-Feb-12    01-Mar-97
    313093             179               180             0.00      47000.00   03-Feb-97  01-Mar-97   01-Feb-12    01-Apr-97
    313094             180               360             0.00      86500.00   05-Feb-97  01-Mar-97   01-Feb-12    01-Mar-97
    313095             360               360             0.00     103000.00   05-Feb-97   01-Mar-97   01-Feb-27   01-Mar-97
    313096             180               360             0.00      45000.00   05-Feb-97  01-Apr-97   01-Mar-12    01-Apr-97
    313097             180               360             0.00      78000.00   03-Feb-97  01-Apr-97   01-Mar-12    01-Apr-97
    313098             180               180             0.00      40200.00   05-Feb-97  01-Mar-97   01-Feb-12    01-Mar-97
    313099             180               180             0.00     109000.00   04-Feb-97  15-Mar-97   15-Feb-12    16-Mar-97
    313100             180               360             0.00     183000.00   04-Feb-97  01-Apr-97   01-Mar-12    01-Apr-97
    313101             360               360             0.00      47000.00   07-Feb-97  01-Apr-97   01-Mar-27    01-Apr-97
    313102             240               240             0.00      79000.00   04-Feb-97  15-Mar-97   15-Feb-17    15-Mar-97
    313103             360               360             0.00      77000.00   06-Feb-97  01-Apr-97   01-Mar-27    01-Apr-97
    313104             240               240             0.00      70000.00   04-Feb-97  15-Mar-97   15-Feb-17    15-Mar-97
    313105             240               240         53100.00      53100.00   15-Feb-97  01-Apr-97   01-Mar-17    01-Apr-97
    313108             180               360             0.00      50000.00   06-Feb-97  01-Apr-97   01-Mar-12    01-Apr-97
    313112             180               180             0.00      40500.00   10-Feb-97  15-Mar-97   15-Feb-12    15-Mar-97
    313113             240               240             0.00      96000.00   05-Feb-97  01-Mar-97   01-Feb-17    01-Mar-97
    313114             180               180             0.00      90000.00   06-Feb-97  01-Apr-97   01-Mar-12    01-Apr-97
    313115             240               240             0.00     212000.00   10-Feb-97  01-Apr-97   01-Mar-17    01-Apr-97
    313120             180               180             0.00      75500.00   06-Feb-97  01-Apr-97   01-Mar-12    01-Apr-97
    313127              84                84             0.00      95000.00   04-Feb-97  15-Mar-97   15-Feb-04    15-Mar-97
    313128             180               360             0.00      80000.00   05-Feb-97  15-Mar-97   15-Feb-12    15-Mar-97
    313129             360               360             0.00     150000.00   05-Feb-97  15-Mar-97   15-Feb-27    15-Mar-97
    313130             180               360             0.00      79000.00   05-Feb-97  01-Apr-97   01-Mar-12    01-Apr-97
    313131             180               360             0.00      75000.00   05-Feb-97  01-Apr-97   01-Mar-12    01-Apr-97
    313132             180               360             0.00      46000.00   06-Feb-97  01-Apr-97   01-Mar-12    01-Apr-97
    313134             180               360             0.00      40000.00   10-Feb-97  01-Apr-97   01-Mar-12    01-Apr-97
    313135             180               360             0.00      63000.00   05-Feb-97  01-Mar-97   01-Feb-12    01-Mar-97
    313136             360               360             0.00     115000.00   05-Feb-97  01-Mar-97   01-Feb-27    01-Mar-97
    313137             180               180             0.00      52000.00   05-Feb-97  01-Mar-97   01-Feb-12    01-Mar-97
    313138             120               120             0.00      64500.00   08-Feb-97  15-Mar-97   15-Feb-07    15-Mar-97
    313140             240               240             0.00     100000.00   11-Feb-97  15-Mar-97   15-Feb-17    15-Mar-97
    313141             360               360             0.00     106000.00   10-Feb-97  01-Apr-97   01-Mar-27    01-Apr-97
    313142             180               360             0.00     195000.00   06-Feb-97  01-Apr-97   01-Mar-12    01-Apr-97
    313146             240               240             0.00      62500.00   05-Feb-97  15-Mar-97   15-Feb-17    15-Mar-97
    313148             180               180         43000.00      43000.00   06-Feb-97  01-Apr-97   01-Mar-12    01-Apr-97
    313149             180               360        107000.00     107000.00   07-Feb-97  15-Mar-97   15-Feb-12    15-Mar-97
    313153             360               360        152900.00     152900.00   06-Feb-97  01-Mar-97   01-Feb-27    01-Mar-97
    313154             360               360             0.00     339000.00   13-Feb-97  01-Apr-97   01-Mar-27    01-Apr-97
    313155             180               180             0.00     109000.00   06-Feb-97  01-Apr-97   01-Mar-12    01-Apr-97
    313156             180               180             0.00      28000.00   07-Feb-97  15-Mar-97   15-Feb-12    15-Mar-97
    313157             180               360             0.00      87000.00   07-Feb-97  01-Apr-97   01-Mar-12    01-Apr-97
    313158             360               360             0.00      85000.00   10-Feb-97  01-Apr-97   01-Mar-27    01-Apr-97
    313159             360               360             0.00      50000.00   12-Feb-97  01-Apr-97   01-Mar-27    01-Apr-97
    313162             180               360             0.00      79000.00   06-Feb-97  15-Mar-97   15-Feb-12    15-Mar-97
    313164             180               180             0.00      43000.00   07-Feb-97  15-Mar-97   15-Feb-12    15-Mar-97

              NEXT PMT
  LOAN NO    AS OF 03/01      PROPTYPE           UNITS           OCCUP          LIEN        LIEN BAL          PURPOSE
-----------  -----------  -----------------  -------------  ---------------     -----     -------------  -----------------
    313045    01-Mar-97               1                1               1             18             0                4
    313046    01-Mar-97               1                1               1             18             0                4
    313048    01-Mar-97               1                1               1             18             0                2
    313049    01-Apr-97               1                1               1             18             0                4
    313050    15-Mar-97               1                1               1             18             0                4
    313053    01-Mar-97               1                1               1             18             0                4
    313054    01-Mar-97               1                1               1             18             0                2
    313055    01-Mar-97               1                1               1             38         10770                3
    313056    01-Mar-97               5                2               1             18             0                3
    313057    01-Mar-97               1                1               1             18             0                3
    313059    01-Mar-97               1                1               1             18             0                4
    313061    01-Mar-97               1                1               1             18             0                4
    313062    01-Mar-97               1                1               1             18             0                3
    313063    01-Mar-97               1                1               1             18             0                3
    313064    01-Mar-97               1                1               1             18             0                1
    313066    01-Mar-97               1                1               1             18             0                3
    313067    01-Mar-97               1                1               1             18             0                3
    313069    01-Mar-97               1                1               1             18             0                3
    313071    15-Mar-97               1                1               1             38         40823                4
    313072    01-Mar-97               1                1               1             18             0                4
    313074    01-Mar-97               1                1               1             18             0                3
    313075    01-Mar-97               1                1               1             18             0                4
    313076    01-Apr-97               1                1               3             18             0                1
    313078    01-Apr-97               1                1               1             18             0                2
    313079    01-Apr-97               1                1               1             18             0                1
    313081    15-Mar-97               1                1               1             38         84894                3
    313083    01-Mar-97               1                1               1             18             0                3
    313084    01-Mar-97               1                1               1             18             0                3
    313085    01-Apr-97               1                1               1             18             0                3
    313086    01-Apr-97               1                1               1             18             0                4
    313087    15-Mar-97               1                1               1             18             0                3
    313088    01-Mar-97               1                1               1             18             0                4
    313089    01-Mar-97               1                1               3             18             0                4
    313093    01-Apr-97               1                1               1             18             0                3
    313094    01-Apr-97               1                1               1             18             0                4
    313095    01-Mar-97               1                1               1             18             0                4
    313096    01-Apr-97               1                1               1             18             0                3
    313097    01-Apr-97               1                1               1             18             0                3
    313098    01-Mar-97               1                1               3             18             0                3
    313099    15-Mar-97               1                1               1             18             0                4
    313100    01-Apr-97               1                1               1             18             0                4
    313101    01-Apr-97               1                1               1             18             0                4
    313102    15-Mar-97               1                1               1             18             0                4
    313103    01-Apr-97               1                1               1             18             0                2
    313104    15-Mar-97               8                1               1             18             0                3
    313105    01-Apr-97               1                1               3             18             0                1
    313108    01-Apr-97               1                1               1             18             0                3
    313112    15-Mar-97               1                1               1             18             0                3
    313113    01-Mar-97               1                1               1             18             0                3
    313114    01-Apr-97               5                2               1             38         55583                3
    313115    01-Apr-97               1                1               1             38         56448                3
    313120    01-Apr-97               1                1               1             18             0                3
    313127    15-Mar-97               5                2               1             18             0                3
    313128    15-Mar-97               1                1               1             18             0                3
    313129    15-Mar-97               1                1               1             18             0                4
    313130    01-Apr-97               1                1               1             18             0                3
    313131    01-Apr-97               8                1               1             18             0                3
    313132    01-Apr-97               1                1               1             18             0                2
    313134    01-Apr-97               1                1               1             18             0                3
    313135    01-Mar-97               1                1               1             18             0                3
    313136    01-Mar-97               1                1               1             18             0                3
    313137    01-Mar-97               1                1               3             18             0                3
    313138    15-Mar-97               1                1               1             38         37382                3
    313140    15-Mar-97               1                1               1             18             0                4
    313141    01-Apr-97               1                1               1             18             0                4
    313142    01-Apr-97               1                1               1             18             0                3
    313146    15-Mar-97               1                1               1             18             0                3
    313148    01-Apr-97               1                1               1             18             0                1
    313149    15-Mar-97               1                1               1             18             0                1
    313153    01-Mar-97               1                1               1             18             0                1
    313154    01-Apr-97               1                1               1             18             0                4
    313155    01-Apr-97               1                1               1             38         60920                3
    313156    15-Mar-97               1                1               1             18             0                4
    313157    01-Apr-97               1                1               1             18             0                4
    313158    01-Apr-97               1                1               1             18             0                3
    313159    01-Apr-97               1                1               1             18             0                3
    313162    15-Mar-97               1                1               1             18             0                3
    313164    15-Mar-97               1                1               1             18             0                3

                            BNK RUP                                               NEXT INT       PERIODIC         LIFE
  LOAN NO       GRADE      DISCHARGE       SECT 32        MARGIN        INDEX      CHANGE           CAP            CAP

-----------  -----------  ------------  -------------  -------------  ---------  -----------  ---------------     -----

    313045            B        --                 F           7.75    6MOLIB      01-Aug-97            1.5              7
    313046            C        --                 F              0                      --               0              0
    313048            A     01-Feb-90             F              0                      --               0              0
    313049            A        --                 F              0                      --               0              0
    313050            B        --                 F              0                      --               0              0
    313053            A        --                 F           5.99    6MOLIB      01-Feb-99            1.5              7
    313054           A+        --                 F              0                      --               0              0
    313055            B        --                 F              0                      --               0              0
    313056            A        --                 F           6.49    6MOLIB      01-Feb-99            1.5              7
    313057            B        --                 F              0                      --               0              0
    313059            A     01-Feb-92             F              0                      --               0              0
    313061            B        --                 F           7.24    6MOLIB      01-Feb-99            1.5              7
    313062            C        --                 F            8.5    6MOLIB      01-Feb-99            1.5              7
    313063            C        --                 F              0                      --               0              0
    313064            A        --                 F            5.5    6MOLIB      01-Feb-99            1.5              7
    313066            B     21-Dec-95             F              0                      --               0              0
    313067            B        --                 F           6.74    6MOLIB      01-Feb-99            1.5              7
    313069            A     18-Jul-94             F              0                      --               0              0
    313071            B        --                 F              0                      --               0              0
    313072            A        --                 F            6.7    6MOLIB      01-Feb-99            1.5              7
    313074            A        --                 F              0                      --               0              0
    313075            C     11-Jan-94             F              0                      --               0              0
    313076            A        --                 F              0                      --               0              0
    313078           A+     01-Feb-91             F              0                      --               0              0
    313079            C        --                 F              0                      --               0              0
    313081            B     13-Apr-95             F              0                      --               0              0
    313083            A        --                 F           5.75    6MOLIB      01-Feb-99            1.5              7
    313084            B     01-Sep-87             F           7.24    6MOLIB      01-Feb-99            1.5              7
    313085            A        --                 F              0                      --               0              0
    313086            C        --                 F              0                      --               0              0
    313087            A     01-Nov-91             F              0                      --               0              0
    313088            C     26-Jul-94             F              0                      --               0              0
    313089            A        --                 F              0                      --               0              0
    313093            B        --                 F              0                      --               0              0
    313094            B     02-Jan-90             F              0                      --               0              0
    313095            B        --                 F              0                      --               0              0
    313096            B        --                 F              0                      --               0              0
    313097            C        --                 F              0                      --               0              0
    313098            A        --                 F              0                      --               0              0
    313099            A        --                 F              0                      --               0              0
    313100            B        --                 F              0                      --               0              0
    313101           A+        --                 F              0                      --               0              0
    313102            A     25-Jul-91             F              0                      --               0              0
    313103           A+     14-Feb-92             F              0                      --               0              0
    313104            A     07-Aug-91             F              0                      --               0              0
    313105            A        --                 F              0                      --               0              0
    313108            B        --                 F              0                      --               0              0
    313112            C     01-Aug-93             F              0                      --               0              0
    313113            C     01-Mar-93             F              0                      --               0              0
    313114            A        --                 F              0                      --               0              0
    313115            C        --                 F              0                      --               0              0
    313120            A     07-May-93             F              0                      --               0              0
    313127            B        --                 F              0                      --               0              0
    313128            C        --                 F              0                      --               0              0
    313129            A        --                 F              0                      --               0              0
    313130            A     10-Aug-93             F              0                      --               0              0
    313131            A     01-Oct-94             F              0                      --               0              0
    313132            A        --                 F              0                      --               0              0
    313134            C        --                 T              0                      --               0              0
    313135            A     01-Oct-94             F              0                      --               0              0
    313136            B        --                 F           6.15    6MOLIB      01-Feb-99            1.5              7
    313137            A        --                 F              0                      --               0              0
    313138            A        --                 F              0                      --               0              0
    313140            A        --                 F              0                      --               0              0
    313141            A        --                 F              0                      --               0              0
    313142            A        --                 F              0                      --               0              0
    313146            B        --                 F              0                      --               0              0
    313148            B        --                 F              0                      --               0              0
    313149            B        --                 F              0                      --               0              0
    313153           A+        --                 F              0                      --               0              0
    313154            B        --                 F              0                      --               0              0
    313155            A        --                 F              0                      --               0              0
    313156            B        --                 F              0                      --               0              0
    313157            C     18-May-95             F              0                      --               0              0
    313158            A        --                 F              0                      --               0              0
    313159            A        --                 F              0                      --               0              0
    313162            B        --                 F              0                      --               0              0
    313164            B        --                 F              0                      --               0              0

                         EQUIVANTAGE--1997-1 LOAN LIST

                                                 PRE PMT
  LOAN NO         FLOOR          CEILING           PEN             DOC LEVEL
-----------  ---------------  -------------  ---------------  -------------------

    313045        11.75             17.75           P                  F
    313046          0                   0                              F
    313048          0                   0                              F
    313049          0                   0           P                  F
    313050          0                   0           P                  F
    313053        9.49              16.49           P                  F
    313054          0                   0                              F
    313055          0                   0           P                  F
    313056        9.99              16.99           P                  F
    313057          0                   0           P                  F
    313059          0                   0           P                  F
    313061        10.24             17.24           P                  F
    313062         11                  18                              F
    313063          0                   0           P                  F
    313064         9.5               16.5           P                  F
    313066          0                   0                              F
    313067        9.74              16.74           P                  F
    313069          0                   0           P                  F
    313071          0                   0           P                  F
    313072        10.2               17.2                              F
    313074          0                   0                              F
    313075          0                   0           P                  F
    313076          0                   0           P                  F
    313078          0                   0           P                  F
    313079          0                   0           P                  F
    313081          0                   0                              F
    313083        9.25              16.25           P                  F
    313084        10.24             17.24           P                  F
    313085          0                   0           P                  F
    313086          0                   0                              F
    313087          0                   0                              F
    313088          0                   0           P                  F
    313089          0                   0           P                  F
    313093          0                   0           P                  F
    313094          0                   0           P                  F
    313095          0                   0           P                  F
    313096          0                   0           P                  F
    313097          0                   0           P                  F
    313098          0                   0           P                  F
    313099          0                   0                              F
    313100          0                   0                              F
    313101          0                   0           P                  F
    313102          0                   0           P                  F
    313103          0                   0           P                  F
    313104          0                   0                              F
    313105          0                   0           P                  F
    313108          0                   0                              F
    313112          0                   0                              F
    313113          0                   0                              F
    313114          0                   0                              F
    313115          0                   0                              F
    313120          0                   0           P                  F
    313127          0                   0                              F
    313128          0                   0                              F
    313129          0                   0           P                  F
    313130          0                   0                              F
    313131          0                   0                              F
    313132          0                   0                              F
    313134          0                   0                              F
    313135          0                   0           P                  F
    313136        9.15                16.15         P                  F
    313137          0                   0                              F
    313138          0                   0           P                  F
    313140          0                   0           P                  F
    313141          0                   0           P                  F
    313142          0                   0           P                  F
    313146          0                   0           P                  F
    313148          0                   0           P                  F
    313149          0                   0           P                  F
    313153          0                   0                              F
    313154          0                   0           P                  F
    313155          0                   0                              F
    313156          0                   0           P                  F
    313157          0                   0           P                  F
    313158          0                   0                              F
    313159          0                   0           P                  F
    313162          0                   0           P                  F
    313164          0                   0                              F

                         EQUIVANTAGE--1997-1 LOAN LIST

   LOAN NO     TYPE           LASTNAME              FIRSTNAME                            ADDRESS
-----------  ---------  ---------------------  --------------------  ------------------------------------------------
    313165   FR         GOBLE                  SHERRIE               1607 MARION AVENUE
    313166   BLLN       ALEXANDER              CHARLES               809 PORTLAND AVENUE
    313167   FR         RAGLAND                CHESTER               1002 BROOKWOOD DRIVE
    313170   FR         CLARK                  SAMMY                 1204 MARCY STREET
    313172   FR         GOOCH                  DONALD E              5420 WINCHESTER DRIV
    313174   FR         DYE                    LINDA FA              74 WALNUT AVENUE
    313176   FR         SMITH                  KEITH                 1377 ROMAN POINT DRI
    313177   BLLN       NEIDIG                 RICHARD               2626 DOROTHY AVENUE,
    313180   BLLN       GOODNIGHT              RANDALL               9907 SARDIS OAKS ROA
    313181   FR         TAYLOR                 FAYRINE               835 N. RIDGEWAY
    313182   BLLN       RUIZ                   CARMELO               1060 GEORGE STREET
    313186   FR         COBB                   DENISE                14521 SOUTH LOWE AVEN
    313187   FR         BRACKEN                ALBERT G              3852 CAMPBELL AVENUE
    313188   FR         ROBERTS                PAUL                  R UTE 3 BOX 4 WAL
    313192   ARM2_28    HULTMAN                MARLA BI              5636 NORTH 13TH STRE
    313194   BLLN       GUNTER                 HINTON E              1116 MCRAE DRIVE
    313196   FR         PAYNE                  ALZENIA               10831 MOGUL
    313198   FR         PADGETT                MATTHEW               1820 QUAIL RUN DRIVE
    313203   FR         UMBSTAETTER            NORMAN G              5254 CRESCENT COURT
    313204   FR         BANKS                  ROBERT L              217 ORCHARD ROAD
    313205   FR         GRAHAM                 ELOISE                2131 WEST 72ND STREE
    313206   BLLN       ROMAN                  CHARLES               R 1 TIMBER CREEK
    313207   ARM2_28    WILEY                  JOSEPH C              3584 PENNINGTON ROAD
    313208   BLLN       WILKINS                CLYDE A.              418 MAIN AVENUE
    313209   FR         WILKINS                CLYDE A.              346 NORTH COURT STR
    313214   FR         SIJERA                 GUILLERM              3801 RENTON AVE S.
    313216   FR         WATKINS                JACQUELI              1162 ENGLEWOOD
    313218   BLLN       BANKS                  EUTHA                 7408 SOUTH KENWOOD A
    313219   ARM2_28    MUNTEAN                CINDY AL              4505 GREENMEADOW AVE
    313221   FR         BROWN                  OLIVIA M              2561 TREADWAY DRIVE
    313224   FR         BROWN                  OLIVIA M              188 DEARBORN ST SE
    313228   FR         ENNIS                  RONALD E              1223 MULBERRY STREET
    313229   FR         BONAGURA               MICHAEL               404 BEACON HILL DRI
    313230   FR         HILL                   ANNIE                 412 W. 119TH STREET
    313235   ARM2_28    BUCK                   GEORGE J              3715 SOLOMONS ISLAND
    313237   FR         ANDERSON               WANDA O.              103 ROSENBERRY STRE
    313239   FR         ALDRIDGE               ROBERT H              34136 ROCKY RIVER SPR
    313240   ARM2_28    CHEGAR                 DANIEL T              7935 SUTTON PLACE DR
    313242   FR         SALAAM                 ABDULLAH              400 PERSIMMON DRIVE
    313243   BLLN       BROWN                  SARA                  1842 LINCREST DRIVE
    313246   FR         MCELROY                DARRYL                5926 SOUTH WINCHESTE
    313248   FR         HANSEN                 GARY S.               423 W. FLORENCE STR
    313250   BLLN       FRYE                   TIMOTHY               30 COVERT ROAD
    313256   FR         TRENT                  RUBY                  1138 HARRISON AVENUE
    313257   BLLN       WORKMAN                DELORES               24 HAZZARD STREET
    313258   FR         VAUGHAN                GEOFFREY              1822 SETTLERS RESERV
    313259   FR         JOHNSTON               TIMOTHY               1418 S.FT.THOMAS AVE
    313263   BLLN       OGLESBY                ANTHONY               5120 JONES ROAD
    313264   FR         SNYDER                 QUIN P.               4231-F AMERICAN DR
    313267   BLLN       QUICK                  JODY J.               2204 DUTCHMASTER DRI
    313269   BLLN       CARTERON               RAYMER L              1217 MENDOTA STREET
    313272   FR         HART                   REBECCA               3003 TAR RIVER ROAD
    313274   ARM        DAVIS                  SHAUN                 7328 BRAMELL
    313275   BLLN       MARSH                  KENNETH               337 RAYMOND HODGES
    313277   FR         SCALES                 MELVIN M              101 ARSENAL DRIVE
    313279   FR         CRAIG                  DONALD                106 W. MAIN STREET
    313282   ARM2_28    HICKS                  LOIS B.               4157 FEINER DRIVE
    313283   FR         CHILDERS               SCOTT C.              735 PLEASANT HILL R
    313284   ARM2_28    KREMER                 KEVIN F.              587 ROGERS ROAD
    313285   FR         HUNT                   JACOB JU              132 FARRIS STREET
    313288   ARM2_28    WALKER                 FRANKLIN              633 HARBERTS COURT
    313289   FR         HALL                   JOSEPH W              2010 TOBACCO ROAD
    313293   FR         VANN                   A.M.                  108 VALLEYWOOD DRIV
    313294   BLLN       WILLINGHAM             MICHAEL               811 MCLINDEN AVENUE
    313296   FR         BUTLER                 LUCINDA               2609 HAV-A-TAMPA DRI
    313300   ARM        FOOS                   SANDRA J              28056 FELICIAN
    313303   ARM        GOULETTE               DANIEL J              1026 ATLANTIC AVENUE
    313304   FR         NAYLOR                 HARRY LE              14605 MARYLAND AVENUE
    313305   FR         KELLEY                 GREGORY               1589 EAST 337TH STRE
    313306   ARM        GUYTON                 DOROTHY               1610 EVERGREEN ROAD
    313307   FR         NICHOLSON              CAROLYN               110 CLINKSCALES STR
    313308   FR         GREENE                 HEIDI C.              235 GRAND OAKS DRIV
    313309   ARM2_28    HARRIS                 DENISE                10250 BIG STONE ROAD
    313310   FR         WEEKS                  THOMAS L              611 HWY 61 SOUTH
    313311   FR         SOWDERS                BARBARA               734 N. GRANT
    313316   FR         MCMILLAN               FAY C.                412 BAYS COVE TRAIL
    313325   FR         COLWELL                JAMES MA              210 MT. TABOR ROAD
    313326   FR         DURST                  HAROLD                848 PEACH FESTIVAL

   LOAN NO            CITY              STATE        ZIP             COUNTY            ORIG BAL       UPB     UPB AS OF 03/01
-----------  ----------------------  -----------  ---------  -----------------------  -----------  ---------  ---------------
    313165   LINCOLN PARK                MI       48146      WAYNE                     18,200.00    18,200.00     18,200.00
    313166   COLUMBUS                    GA       31906      MUSCOGEE                  29,250.00    29,250.00     29,250.00
    313167   KINGS MOUNTAIN              NC       28086      GASTON                    24,000.00    24,000.00     24,000.00
    313170   AKRON                       OH       44301      SUMMIT                    16,000.00    16,000.00     16,000.00
    313172   TROY                        MI       48098      OAKLAND                  151,000.00   151,000.00    151,000.00
    313174   GASTONIA                    NC       28054      GASTON                    34,500.00    34,500.00     34,500.00
    313176   NORCROSS                    GA       30093      GWINNETT                  83,300.00    83,300.00     83,300.00
    313177   CANTON                      OH       44705      STARK                     28,800.00    28,800.00     28,800.00
    313180   CHARLOTTE                   NC       28270      MECKLENBURG              107,000.00   107,000.00    107,000.00
    313181   CHICAGO                     IL       60651      COOK                      47,000.00    47,000.00     47,000.00
    313182   CALUMET CITY                IL       60409      COOK                     100,000.00   100,000.00    100,000.00
    313186   RIVERDALE                   IL       60627      COOK                      64,000.00    64,000.00     64,000.00
    313187   INDIANAPOLIS                IN       46226      MARION                    52,800.00    52,800.00     52,800.00
    313188   LA FOLLETTE                 TN       37766      CAMPBELL                  48,450.00    48,450.00     48,450.00
    313192   PHOENIX                     AZ       85014      MARICOPA                 168,165.00   168,165.00    168,165.00
    313194   MONCKS CORNER               SC       29461      BERKELEY                 133,500.00   133,500.00    133,500.00
    313196   DETROIT                     MI       48224      WAYNE                     32,000.00    32,000.00     32,000.00
    313198   SHELBY                      NC       28150      CLEVELAND                 55,250.00    55,250.00     55,250.00
    313203   HILLIARD                    OH       43026      FRANKLIN                  71,300.00    71,300.00     71,300.00
    313204   CLARKSVILLE                 TN       37042      MONTGOMERY                70,000.00    70,000.00     70,000.00
    313205   CHICAGO                     IL       60636      COOK                      68,000.00    68,000.00     68,000.00
    313206   STREATOR                    IL       61364      LA SALLE                 166,500.00   166,500.00    166,500.00
    313207   SHAKER HEIGHTS              OH       44120      CUYAHOGA                  80,750.00    80,750.00     80,750.00
    313208   GEORGETOWN                  KY       40324      SCOTT                     36,000.00    36,000.00     36,000.00
    313209   GEORGETOWN                  KY       40324      SCOTT                     72,250.00    72,250.00     72,250.00
    313214   SEATTLE                     WA       98108      KING                      70,000.00    70,000.00     70,000.00
    313216   MEMPHIS                     TN       38106      SHELBY                    41,650.00    41,650.00     41,650.00
    313218   CHICAGO                     IL       60619      COOK                      74,400.00    74,400.00     74,400.00
    313219   CANTON                      OH       44709      STARK                    159,800.00   159,800.00    159,800.00
    313221   DECATUR                     GA       30034      DEKALB                    93,500.00    93,500.00     93,500.00
    313224   DECATUR                     GA       30034      DEKALB                    40,000.00    40,000.00     40,000.00
    313228   FRANKLIN                    TN       37064      WILLIAMSON                72,250.00    72,250.00     72,250.00
    313229   MOUNT JULIET                TN       37122      WILSON                    86,250.00    86,250.00     86,250.00
    313230   CHICAGO                     IL       60628      COOK                      48,000.00    48,000.00     48,000.00
    313235   HUNTINGTOWN                 MD       20639      Calvert                  136,600.00   136,600.00    136,600.00
    313237   ALLIANCE                    OH       44601      STARK                     33,200.00    33,200.00     33,200.00
    313239   NORWOOD                     NC       28128      STANLY                    45,000.00    45,000.00     45,000.00
    313240   WARREN                      OH       44484      TRUMBULL                 105,600.00   105,600.00    105,600.00
    313242   ALBANY                      GA       31705      DOUGHERTY                 62,050.00    62,050.00     62,050.00
    313243   CINCINNATI                  OH       45240      HAMILTON                  45,750.00    45,750.00     45,750.00
    313246   CHICAGO                     IL       60636      COOK                      64,000.00    64,000.00     64,000.00
    313248   CAMBRIA                     WI       53923      COLUMBIA                  68,000.00    68,000.00     68,000.00
    313250   GREENEVILLE                 TN       37743      GREENE                    32,462.00    32,462.00     32,462.00
    313256   KINGSPORT                   TN       37665      SULLIVAN                  38,500.00    38,500.00     38,500.00
    313257   ASHEVILLE                   NC       28801      BUNCOMBE                  45,600.00    45,600.00     45,600.00
    313258   WESTLAKE                    OH       44145      CUYAHOGA                 209,181.00   209,181.00    209,181.00
    313259   FORT THOMAS                 KY       41075      CAMPBELL                 123,250.00   123,250.00    123,250.00
    313263   KNOXVILLE                   TN       37918      KNOX                      56,408.00    56,408.00     56,408.00
    313264   DURHAM                      NC       27705      DURHAM                    95,920.00    95,920.00     95,920.00
    313267   HAVANA                      FL       32333      GADSDEN                   63,200.00    63,200.00     63,200.00
    313269   MADISON                     WI       53714      DANE                      80,800.00    80,800.00     80,800.00
    313272   OXFORD                      NC       27565      GRANVILLE                 51,600.00    51,600.00     51,600.00
    313274   DETROIT                     MI       48239      WAYNE                     52,740.00    52,740.00     52,740.00
    313275   COTTONTOWN                  TN       37048      SUMNER                    82,450.00    82,450.00     82,450.00
    313277   FRANKLIN                    TN       37064      WILLIAMSON                78,000.00    78,000.00     78,000.00
    313279   SCIO                        OH       43988      HARRISON                  32,500.00    32,500.00     32,500.00
    313282   CLEVELAND                   OH       44122      CUYAHOGA                  62,050.00    62,050.00     62,050.00
    313283   RANGER                      GA       30734      GORDON                    38,400.00    38,400.00     38,400.00
    313284   VILLA HILLS                 KY       41017      KENTON                   121,800.00   121,800.00    121,800.00
    313285   JACKSON                     TN       38301      MADISON                   15,650.00    15,650.00     15,650.00
    313288   ANNAPOLIS                   MD       21401      ANNE ARUNDEL             123,900.00   123,900.00    123,900.00
    313289   HAVANA                      FL       32333      GADSDEN                   62,000.00    62,000.00     62,000.00
    313293   DICKSON                     TN       37055      DICKSON                   44,450.00    44,450.00     44,450.00
    313294   SMYRNA                      GA       30080      COBB                      47,000.00    47,000.00     47,000.00
    313296   HAVANA                      FL       32333      GADSDEN                   58,500.00    58,500.00     58,500.00
    313300   ROSEVILLE                   MI       48066      MACOMB                    30,000.00    30,000.00     30,000.00
    313303   TOLEDO                      OH       43609      LUCAS                     39,200.00    39,200.00     39,200.00
    313304   CASCADE                     MD       21719      WASHINGTON                89,600.00    89,600.00     89,600.00
    313305   EASTLAKE                    OH       44095      LAKE                      85,000.00    85,000.00     85,000.00
    313306   COLUMBUS                    OH       43207      FRANKLIN                  68,800.00    68,800.00     68,800.00
    313307   BELTON                      SC       29627      ANDERSON                  27,000.00    27,000.00     27,000.00
    313308   ROCKWELL                    NC       28138      ROWAN                     59,500.00    59,500.00     59,500.00
    313309   MILLINGTON                  MD       21651      KENT                      84,400.00    84,400.00     84,400.00
    313310   SHAW                        MS       38773      BOLIVAR                    9,424.00     9,424.00      9,424.00
    313311   INDIANAPOLIS                IN       46201      MARION                    42,400.00    42,400.00     42,400.00
    313316   KINGSPORT                   TN       37660      HAWKINS                   76,000.00    76,000.00     76,000.00
    313325   NEW ALBANY                  IN       47150      FLOYD                     54,200.00    54,200.00     54,200.00
    313326   GILBERT                     SC       29054      LEXINGTON                 50,050.00    50,050.00     50,050.00

   LOAN NO      P&I       RATE         ORIG TERM        CLTV
-----------  ---------  ---------  -----------------  ---------
    313165      219.60    12.1000          180         0.3640
    313166      336.18    13.5500          180         0.6500
    313167      522.42    11.0500           60         0.7606
    313170      171.18    11.5500          240         0.6957
    313172    1,302.87     9.8000          360         0.7475
    313174      482.10    11.3500          120         0.6900
    313176      831.27    11.6000          360         0.8500
    313177      307.37    12.5000          180         0.8229
    313180      962.81    10.3000          180         0.8492
    313181      501.61    12.5000          360         0.6267
    313182    1,114.02    13.1000          180         0.7813
    313186      678.08    12.4000          360         0.8000
    313187      506.82    11.1000          360         0.8000
    313188      553.88    12.6000          240         0.8500
    313192    1,433.70     9.6600          360         0.8203
    313194    1,176.49    10.0500          180         0.7500
    313196      355.71    10.6000          180         0.5926
    313198      517.83    10.8000          360         0.8500
    313203      612.58     9.7500          360         0.8488
    313204      762.97    10.2500          180         0.8140
    313205      637.32    10.8000          360         0.8000
    313206    1,591.91    11.0500          180         0.7400
    313207      723.00    10.2400          360         0.8500
    313208      387.01    12.6000          180         0.7500
    313209      796.41    12.9500          360         0.8500
    313214      679.88    11.2500          360         0.8000
    313216      491.86    11.7000          180         0.8500
    313218      650.17     9.9500          180         0.8000
    313219    1,361.21     9.6500          360         0.8500
    313221      899.20     9.9500          240         0.8500
    313224      389.72    11.2900          360         0.8000
    313228      655.50    10.4000          360         0.8305
    313229    1,031.26    11.9300          180         0.7500
    313230      488.20    11.8500          360         0.8000
    313235    1,188.68     9.9000          360         0.8380
    313237      365.96    10.4500          180         0.7721
    313239      496.04    10.4500          180         0.7500
    313240      830.76     8.7500          360         0.8000
    313242      617.41    10.4500          240         0.8500
    313243      486.50    12.4500          180         0.7379
    313246      619.18    11.2000          360         0.7529
    313248      683.79    11.7000          360         0.8000
    313250      347.71    12.5500          180         0.7386
    313256      424.39    10.4500          180         0.7156
    313257      516.93    13.3500          180         0.8000
    313258    1,921.28    10.5500          360         0.7864
    313259    1,267.77    12.0000          360         0.8500
    313263      524.44    10.7000          180         0.8058
    313264      934.55    11.2900          360         0.8000
    313267      667.16    12.3500          180         0.8000
    313269      900.13    13.1000          180         0.8000
    313272      581.63    10.8500          180         0.8000
    313274      443.08     9.4900          360         0.9000
    313275      775.86    10.8500          180         0.8500
    313277      852.57    10.3000          180         0.7879
    313279      424.11     9.7000          120         0.6915
    313282      555.57    10.2400          360         0.8500
    313283      366.76     9.8500          240         0.8000
    313284    1,023.27     9.4900          360         0.7613
    313285      201.11    13.3000          180         0.5397
    313288      974.72     8.7500          360         0.7375
    313289      623.46    11.7000          360         0.8493
    313293      539.21    12.2000          180         0.7000
    313294      442.63    10.8600          180         0.7231
    313296      588.26    11.7000          360         0.8357
    313300      246.59     9.2400          360         0.5272
    313303      298.92     8.4100          360         0.7000
    313304      839.77    10.8000          360         0.8000
    313305      986.99    13.7000          360         0.8500
    313306      608.86    10.1000          360         0.8600
    313307      331.03    12.4000          180         0.6750
    313308      659.56    10.5500          180         0.8500
    313309      725.13     9.7500          360         0.8000
    313310      212.02    12.5000           60         0.8000
    313311      365.84     9.8000          360         0.8000
    313316      840.10    10.5000          180         0.8000
    313325      478.97     8.7500          240         0.6691
    313326      543.98    10.2000          180         0.7000

                         EQUIVANTAGE--1997-1 LOAN LIST

                                                                                 NOTE       FIRST      MATURITY     NEXT PMT
  LOAN NO        REM TERM           AM TERM       SALES PRICE     APPR VAL       DATE        PMT         DATE         DATE
-----------  -----------------  ---------------  --------------  -----------  ----------  ----------  -----------  -----------
    313165             180               180             0.00      50000.00   10-Feb-97   01-Apr-97    01-Mar-12    01-Apr-97
    313166             180               360             0.00      45000.00   07-Feb-97   01-Apr-97    01-Mar-12    01-Apr-97
    313167              60                60             0.00      86000.00   06-Feb-97   01-Apr-97    01-Mar-02    01-Apr-97
    313170             240               240             0.00      23000.00   07-Feb-97   15-Mar-97    15-Feb-17    15-Mar-97
    313172             360               360             0.00     202000.00   07-Feb-97   15-Mar-97    15-Feb-27    15-Mar-97
    313174             120               120             0.00      50000.00   07-Feb-97   01-Apr-97    01-Mar-07    01-Apr-97
    313176             360               360             0.00      98000.00   07-Feb-97   01-Apr-97    01-Mar-27    01-Apr-97
    313177             180               360             0.00      35000.00   12-Feb-97   15-Mar-97    15-Feb-12    15-Mar-97
    313180             180               360             0.00     126000.00   07-Feb-97   15-Mar-97    15-Feb-12    15-Mar-97
    313181             360               360             0.00      75000.00   07-Feb-97   01-Apr-97    01-Mar-27    01-Apr-97
    313182             180               360             0.00     128000.00   07-Feb-97   01-Apr-97    01-Mar-12    01-Apr-97
    313186             360               360             0.00      80000.00   10-Feb-97   01-Apr-97    01-Mar-27    01-Apr-97
    313187             360               360             0.00      66000.00   10-Feb-97   01-Apr-97    01-Mar-27    01-Apr-97
    313188             240               240             0.00      57000.00   07-Feb-97   15-Mar-97    15-Feb-17    15-Mar-97
    313192             360               360             0.00     205000.00   13-Feb-97   15-Mar-97    15-Feb-27    15-Mar-97
    313194             180               360             0.00     178000.00   12-Feb-97   15-Mar-97    15-Feb-12    15-Mar-97
    313196             180               180             0.00      54000.00   14-Feb-97   01-Apr-97    01-Mar-12    01-Apr-97
    313198             360               360             0.00      65000.00   10-Feb-97   15-Mar-97    15-Feb-27    15-Mar-97
    313203             360               360             0.00      84000.00   11-Feb-97   01-Apr-97    01-Mar-27    01-Apr-97
    313204             180               180             0.00      86000.00   10-Feb-97   15-Mar-97    15-Feb-12    15-Mar-97
    313205             360               360             0.00      85000.00   11-Feb-97   15-Mar-97    15-Feb-27    15-Mar-97
    313206             180               360             0.00     225000.00   12-Feb-97   01-Apr-97    01-Mar-12    01-Apr-97
    313207             360               360             0.00      95000.00   11-Feb-97   15-Mar-97    15-Feb-27    15-Mar-97
    313208             180               360             0.00      48000.00   31-Jan-97   05-Mar-97    05-Feb-12    05-Mar-97
    313209             360               360             0.00      85000.00   31-Jan-97   05-Mar-97    05-Feb-27    05-Mar-97
    313214             360               360             0.00      87500.00   14-Jan-97   01-Mar-97    01-Feb-27    01-Mar-97
    313216             180               180             0.00      49000.00   11-Feb-97   01-Apr-97    01-Mar-12    01-Apr-97
    313218             180               360             0.00      93000.00   15-Feb-97   15-Mar-97    15-Feb-12    15-Mar-97
    313219             360               360             0.00     188000.00   12-Feb-97   15-Mar-97    15-Feb-27    15-Mar-97
    313221             240               240             0.00     110000.00   12-Feb-97   01-Apr-97    01-Mar-17    01-Apr-97
    313224             360               360             0.00      50000.00   12-Feb-97   01-Apr-97    01-Mar-27    01-Apr-97
    313228             360               360             0.00      87000.00   14-Feb-97   01-Apr-97    01-Mar-27    01-Apr-97
    313229             180               180             0.00     115000.00   13-Feb-97   15-Mar-97    15-Feb-12    15-Mar-97
    313230             360               360             0.00      60000.00   12-Feb-97   01-Apr-97    01-Mar-27    01-Apr-97
    313235             360               360             0.00     163000.00   13-Feb-97   15-Mar-97    15-Feb-27    15-Mar-97
    313237             180               180             0.00      43000.00   15-Feb-97   15-Mar-97    15-Feb-12    16-Mar-97
    313239             180               180             0.00      60000.00   13-Feb-97   01-Apr-97    01-Mar-12    01-Apr-97
    313240             360               360             0.00     132000.00   12-Feb-97   15-Mar-97    15-Feb-27    15-Mar-97
    313242             240               240             0.00      73000.00   14-Feb-97   01-Apr-97    01-Mar-17    01-Apr-97
    313243             180               360             0.00      62000.00   13-Feb-97   01-Apr-97    01-Mar-12    01-Apr-97
    313246             360               360             0.00      85000.00   13-Feb-97   01-Apr-97    01-Mar-27    01-Apr-97
    313248             360               360         85000.00      85000.00   13-Feb-97   01-Apr-97    01-Mar-27    01-Apr-97
    313250             180               360             0.00      43950.00   12-Feb-97   15-Mar-97    15-Feb-12    15-Mar-97
    313256             180               180             0.00      53800.00   14-Feb-97   15-Mar-97    15-Feb-12    15-Mar-97
    313257             180               360             0.00      57000.00   14-Feb-97   01-Apr-97    01-Mar-12    01-Apr-97
    313258             360               360             0.00     266000.00   13-Feb-97   15-Mar-97    15-Feb-27    15-Mar-97
    313259             360               360             0.00     145000.00   13-Feb-97   15-Mar-97    15-Feb-27    15-Mar-97
    313263             180               360             0.00      70000.00   13-Feb-97   01-Apr-97    01-Mar-12    01-Apr-97
    313264             360               360        119900.00     119900.00   13-Feb-97   01-Apr-97    01-Mar-27    01-Apr-97
    313267             180               360             0.00      79000.00   13-Feb-97   01-Apr-97    01-Mar-12    01-Apr-97
    313269             180               360             0.00     101000.00   13-Feb-97   01-Apr-97    01-Mar-12    01-Apr-97
    313272             180               180             0.00      64500.00   13-Feb-97   01-Apr-97    01-Mar-12    01-Apr-97
    313274             360               360             0.00      58600.00   17-Feb-97   01-Apr-97    01-Mar-27    01-Apr-97
    313275             180               360             0.00      97000.00   14-Feb-97   15-Mar-97    15-Feb-12    15-Mar-97
    313277             180               180             0.00      99000.00   14-Feb-97   01-Apr-97    01-Mar-12    01-Apr-97
    313279             120               120             0.00      47000.00   13-Feb-97   15-Mar-97    15-Feb-07    15-Mar-97
    313282             360               360             0.00      73000.00   14-Feb-97   15-Mar-97    15-Feb-27    15-Mar-97
    313283             240               240             0.00      48000.00   14-Feb-97   01-Apr-97    01-Mar-17    01-Apr-97
    313284             360               360             0.00     160000.00   17-Feb-97   15-Mar-97    15-Feb-27    15-Mar-97
    313285             180               180             0.00      29000.00   13-Feb-97   15-Mar-97    15-Feb-12    15-Mar-97
    313288             360               360             0.00     168000.00   14-Feb-97   15-Mar-97    15-Feb-27    15-Mar-97
    313289             360               360             0.00      73000.00   14-Feb-97   01-Apr-97    01-Mar-27    01-Apr-97
    313293             180               180             0.00      63500.00   14-Feb-97   15-Mar-97    15-Feb-12    15-Mar-97
    313294             180               360             0.00      65000.00   14-Feb-97   01-Apr-97    01-Mar-12    01-Apr-97
    313296             360               360             0.00      70000.00   14-Feb-97   01-Apr-97    01-Mar-27    01-Apr-97
    313300             360               360             0.00      56900.00   15-Feb-97   01-Apr-97    01-Mar-27    01-Apr-97
    313303             360               360             0.00      56000.00   15-Feb-97   01-Apr-97    01-Mar-27    01-Apr-97
    313304             360               360             0.00     112000.00   18-Feb-97   01-Apr-97    01-Mar-27    01-Apr-97
    313305             360               360             0.00     100000.00   18-Feb-97   15-Mar-97    15-Feb-27    15-Mar-97
    313306             360               360             0.00      80000.00   17-Feb-97   01-Apr-97    01-Mar-27    01-Apr-97
    313307             180               180             0.00      40000.00   17-Feb-97   01-Apr-97    01-Mar-12    01-Apr-97
    313308             180               180             0.00      70000.00   18-Feb-97   01-Apr-97    01-Mar-12    01-Apr-97
    313309             360               360             0.00     105500.00   17-Feb-97   15-Mar-97    15-Feb-27    15-Mar-97
    313310              60                60             0.00      37000.00   19-Feb-97   01-Apr-97    01-Mar-02    01-Apr-97
    313311             360               360             0.00      53000.00   17-Feb-97   01-Apr-97    01-Mar-27    01-Apr-97
    313316             180               180             0.00      95000.00   17-Feb-97   01-Apr-97    01-Mar-12    01-Apr-97
    313325             240               240             0.00      81000.00   19-Feb-97   01-Apr-97    01-Mar-17    01-Apr-97
    313326             180               180             0.00      71500.00   19-Feb-97   01-Apr-97    01-Mar-12    01-Apr-97

              NEXT PMT
               AS OF
  LOAN NO      03/01         PROPTYPE           UNITS           OCCUP          LIEN        LIEN BAL          PURPOSE
-----------  ----------  -----------------  -------------  ---------------     -----     -------------  -----------------
    313165   01-Apr-97           5                2               1             18               0              3
    313166   01-Apr-97           1                1               3             18               0              3
    313167   01-Apr-97           1                1               1             38           41408              3
    313170   15-Mar-97           1                1               1             18               0              3
    313172   15-Mar-97           1                1               1             18               0              4
    313174   01-Apr-97           1                1               1             18               0              3
    313176   01-Apr-97           1                1               1             18               0              3
    313177   15-Mar-97           1                1               1             18               0              4
    313180   15-Mar-97           1                1               1             18               0              3
    313181   01-Apr-97           5                2               1             18               0              3
    313182   01-Apr-97           1                1               1             18               0              4
    313186   01-Apr-97           1                1               1             18               0              4
    313187   01-Apr-97           1                1               3             18               0              3
    313188   15-Mar-97           1                1               1             18               0              4
    313192   15-Mar-97           1                1               1             18               0              4
    313194   15-Mar-97           1                1               1             18               0              3
    313196   01-Apr-97           1                1               1             18               0              3
    313198   15-Mar-97           1                1               1             18               0              3
    313203   01-Apr-97           1                1               1             18               0              2
    313204   15-Mar-97           1                1               1             18               0              4
    313205   15-Mar-97           1                1               1             18               0              3
    313206   01-Apr-97           1                1               1             18               0              2
    313207   15-Mar-97           1                1               1             18               0              4
    313208   05-Mar-97           1                1               3             18               0              3
    313209   05-Mar-97           1                1               1             18               0              2
    313214   01-Mar-97           1                1               1             18               0              3
    313216   01-Apr-97           1                1               1             18               0              4
    313218   15-Mar-97           1                1               1             18               0              3
    313219   15-Mar-97           1                1               1             18               0              4
    313221   01-Apr-97           1                1               1             18               0              3
    313224   01-Apr-97           1                1               3             18               0              4
    313228   01-Apr-97           1                1               1             18               0              3
    313229   15-Mar-97           1                1               3             18               0              3
    313230   01-Apr-97           1                1               1             18               0              3
    313235   15-Mar-97           1                1               1             18               0              4
    313237   15-Mar-97           5                2               1             18               0              4
    313239   01-Apr-97           8                1               1             18               0              3
    313240   15-Mar-97           1                1               1             18               0              4
    313242   01-Apr-97           1                1               1             18               0              3
    313243   01-Apr-97           1                1               1             18               0              4
    313246   01-Apr-97           1                1               1             18               0              3
    313248   01-Apr-97           1                1               1             18               0              1
    313250   15-Mar-97           8                1               1             18               0              3
    313256   15-Mar-97           1                1               1             18               0              3
    313257   01-Apr-97           1                1               1             18               0              3
    313258   15-Mar-97           1                1               1             18               0              3
    313259   15-Mar-97           5                3               1             18               0              3
    313263   01-Apr-97           8                1               1             18               0              4
    313264   01-Apr-97           3                1               1             18               0              1
    313267   01-Apr-97           8                1               1             18               0              4
    313269   01-Apr-97           1                1               1             18               0              4
    313272   01-Apr-97           1                1               1             18               0              3
    313274   01-Apr-97           1                1               1             18               0              4
    313275   15-Mar-97           1                1               1             18               0              4
    313277   01-Apr-97           1                1               1             18               0              4
    313279   15-Mar-97           1                1               1             18               0              3
    313282   15-Mar-97           1                1               1             18               0              4
    313283   01-Apr-97           8                1               1             18               0              4
    313284   15-Mar-97           1                1               1             18               0              4
    313285   15-Mar-97           1                1               1             18               0              3
    313288   15-Mar-97           1                1               1             18               0              2
    313289   01-Apr-97           8                1               1             18               0              3
    313293   15-Mar-97           1                1               1             18               0              3
    313294   01-Apr-97           1                1               3             18               0              3
    313296   01-Apr-97           8                1               1             18               0              4
    313300   01-Apr-97           1                1               1             18               0              3
    313303   01-Apr-97           1                1               1             18               0              4
    313304   01-Apr-97           1                1               1             18               0              3
    313305   15-Mar-97           1                1               1             18               0              4
    313306   01-Apr-97           1                1               1             18               0              4
    313307   01-Apr-97           1                1               3             18               0              3
    313308   01-Apr-97           8                1               1             18               0              4
    313309   15-Mar-97           1                1               1             18               0              3
    313310   01-Apr-97           1                1               1             38           20176              3
    313311   01-Apr-97           1                1               1             18               0              3
    313316   01-Apr-97           1                1               1             18               0              3
    313325   01-Apr-97           1                1               1             18               0              4
    313326   01-Apr-97           1                1               1             18               0              3


                            BNK RUP                                               NEXT INT      PERIODIC         LIFE
  LOAN NO       GRADE      DISCHARGE       SECT 32        MARGIN        INDEX      CHANGE          CAP            CAP
-----------  -----------  ------------  -------------  -------------  ---------  ----------  ---------------     -----
    313165         B           --                 T              0                   --             0              0
    313166         C           --                 F              0                   --             0              0
    313167         A           --                 F              0                   --             0              0
    313170         B           --                 F              0                   --             0              0
    313172         A        10-Oct-91             F              0                   --             0              0
    313174         B           --                 F              0                   --             0              0
    313176         A        24-Oct-94             F              0                   --             0              0
    313177         B           --                 F              0                   --             0              0
    313180         A           --                 F              0                   --             0              0
    313181         B           --                 F              0                   --             0              0
    313182         C           --                 F              0                   --             0              0
    313186         B           --                 F              0                   --             0              0
    313187         A           --                 F              0                   --             0              0
    313188         B           --                 F              0                   --             0              0
    313192         A        01-Nov-93             F           6.16    6MOLIB     15-Feb-99        1.5              7
    313194         A           --                 F              0                   --             0              0
    313196         B           --                 T              0                   --             0              0
    313198         B           --                 F              0                   --             0              0
    313203         A           --                 F              0                   --             0              0
    313204         B           --                 F              0                   --             0              0
    313205         A           --                 F              0                   --             0              0
    313206         A           --                 F              0                   --             0              0
    313207         B           --                 F           7.24    6MOLIB     15-Feb-99        1.5              7
    313208         B           --                 F              0                   --             0              0
    313209         B           --                 F              0                   --             0              0
    313214         A           --                 F              0                   --             0              0
    313216         A        01-Jan-91             F              0                   --             0              0
    313218         A        01-Apr-91             F              0                   --             0              0
    313219         B           --                 F           6.65    6MOLIB     15-Feb-99        1.5              7
    313221         A           --                 F              0                   --             0              0
    313224         A           --                 F              0                   --             0              0
    313228         A           --                 F              0                   --             0              0
    313229         B           --                 F              0                   --             0              0
    313230         B           --                 T              0                   --             0              0
    313235         B           --                 F            6.9    6MOLIB     15-Feb-99        1.5              7
    313237         A           --                 T              0                   --             0              0
    313239         A           --                 F              0                   --             0              0
    313240         B           --                 F           5.75    6MOLIB     15-Feb-99        1.5              7
    313242         A           --                 F              0                   --             0              0
    313243         C           --                 F              0                   --             0              0
    313246         B           --                 F              0                   --             0              0
    313248         B           --                 F              0                   --             0              0
    313250         B        01-Apr-90             F              0                   --             0              0
    313256         A           --                 F              0                   --             0              0
    313257         C        01-Nov-93             F              0                   --             0              0
    313258         A        04-Jan-93             F              0                   --             0              0
    313259         A           --                 F              0                   --             0              0
    313263         A           --                 F              0                   --             0              0
    313264         A           --                 F              0                   --             0              0
    313267         C           --                 F              0                   --             0              0
    313269         C        01-May-89             F              0                   --             0              0
    313272         A           --                 F              0                   --             0              0
    313274         A           --                 F           6.74    6MOLIB     01-Sep-97        1.5              7
    313275         A           --                 F              0                   --             0              0
    313277         A           --                 F              0                   --             0              0
    313279         A        23-May-94             F              0                   --             0              0
    313282         B           --                 F           7.24    6MOLIB     15-Feb-99        1.5              7
    313283         A        01-Feb-95             F              0                   --             0              0
    313284         A           --                 F           5.99    6MOLIB     15-Feb-99        1.5              7
    313285         C           --                 F              0                   --             0              0
    313288         A           --                 F           5.25    6MOLIB     15-Feb-99        1.5              7
    313289         B           --                 F              0                   --             0              0
    313293         C           --                 F              0                   --             0              0
    313294         A           --                 F              0                   --             0              0
    313296         B           --                 F              0                   --             0              0
    313300         B           --                 F           6.74    6MOLIB     01-Sep-97        1.5              7
    313303         A           --                 F           5.66    6MOLIB     01-Sep-97        1.5              7
    313304         A           --                 F              0                   --             0              0
    313305         B           --                 F              0                   --             0              0
    313306         A           --                 F           7.35    6MOLIB     01-Sep-97        1.5              7
    313307         B           --                 F              0                   --             0              0
    313308         A           --                 F              0                   --             0              0
    313309         B           --                 F           6.75    6MOLIB     15-Feb-99        1.5              7
    313310         A           --                 F              0                   --             0              0
    313311         A           --                 F              0                   --             0              0
    313316         B           --                 F              0                   --             0              0
    313325         A           --                 F              0                   --             0              0
    313326         A           --                 F              0                   --             0              0

                         EQUIVANTAGE--1997-1 LOAN LIST

                                             PRE PMT
  LOAN NO       FLOOR        CEILING           PEN            DOC LEVEL
-----------  -----------  -------------  ---------------  -----------------
    313165        0                 0                             F
    313166        0                 0           P                 F
    313167        0                 0                             F
    313170        0                 0           P                 F
    313172        0                 0           P                 F
    313174        0                 0                             F
    313176        0                 0           P                 F
    313177        0                 0           P                 F
    313180        0                 0           P                 F
    313181        0                 0                             F
    313182        0                 0                             F
    313186        0                 0                             F
    313187        0                 0           P                 F
    313188        0                 0           P                 F
    313192      9.66            16.66                             F
    313194        0                 0           P                 F
    313196        0                 0                             F
    313198        0                 0                             F
    313203        0                 0           P                 F
    313204        0                 0           P                 F
    313205        0                 0                             F
    313206        0                 0                             F
    313207      10.24           17.24           P                 F
    313208        0                 0           P                 F
    313209        0                 0           P                 F
    313214        0                 0                             F
    313216        0                 0                             F
    313218        0                 0                             F
    313219      9.65            16.65           P                 F
    313221        0                 0           P                 F
    313224        0                 0           P                 F
    313228        0                 0           P                 F
    313229        0                 0                             F
    313230        0                 0                             F
    313235       9.9             16.9                             F
    313237        0                 0                             F
    313239        0                 0                             F
    313240      8.75            15.75           P                 F
    313242        0                 0           P                 F
    313243        0                 0           P                 F
    313246        0                 0                             F
    313248        0                 0           P                 F
    313250        0                 0           P                 F
    313256        0                 0           P                 F
    313257        0                 0                             F
    313258        0                 0           P                 F
    313259        0                 0                             F
    313263        0                 0                             F
    313264        0                 0                             F
    313267        0                 0           P                 F
    313269        0                 0           P                 F
    313272        0                 0                             F
    313274      10.49           16.49           P                 F
    313275        0                 0           P                 F
    313277        0                 0           P                 F
    313279        0                 0           P                 F
    313282      10.24           17.24           P                 F
    313283        0                 0           P                 F
    313284      9.49            16.49                             F
    313285        0                 0                             F
    313288      8.75            15.75                             F
    313289        0                 0           P                 F
    313293        0                 0                             F
    313294        0                 0           P                 F
    313296        0                 0           P                 F
    313300      10.24           16.24           P                 F
    313303       8.41           15.41           P                 F
    313304        0                 0                             F
    313305        0                 0           P                 F
    313306      11.1             17.1           P                 F
    313307        0                 0                             F
    313308        0                 0                             F
    313309      9.75            16.75                             F
    313310        0                 0           P                 F
    313311        0                 0           P                 F
    313316        0                 0           P                 F
    313325        0                 0           P                 F
    313326        0                 0                             F

                         EQUIVANTAGE--1997-1 LOAN LIST

   LOAN NO      TYPE          LASTNAME           FIRSTNAME                           ADDRESS
-----------  ----------  ------------------  ------------------  ------------------------------------------------
     313328   ARM         MOORE               VANESSA             29753 SPRING HILL DRI
     313335   ARM         ROBBINS             JAMES K.            21940 IRA BOULEVARD
     313342   BLLN        BRUCE               MARGARET            404 EZELL PIKE
     313343   FR          BURRIS              THOMAS G            4711 KAY DRIVE
     313344   BLLN        ALLISON             JERRY W.            5524 BALL ROAD
     313346   FR          VAILES              TERRY AL            545 MAIN STREET
     313352   FR          DAMPIER             TIMOTHY             130 FOXRIDGE RUN
     313353   BLLN        CALWISE             BERTHA              P O. BOX 786
     313355   ARM         GARCIA              RAYMON              619 ACORN STREET
     313366   FR          NAPIER              JENA ANN            2416 BRASHER AVENUE
     313375   FR          BLACK               MICHAEL             127 BARNHILL DRIVE
     313376   FR          HURST               LARRY               402 JEFFERSON AVENU
     313377   FR          PETZOLD             JOHN J.             15347 SANDALHAVEN DRI
     313382   ARM         WILLIAMSON          MICHAEL             5239 STAFFORD DRIVE
     313383   FR          CANDELA             GERARD              1515 SUMMERHILL DRIV
     313388   BLLN        GOSNELL             MARIEA H            4 STEWART AVENUE
     313397   FR          MOORE               MICHEAL             814 NORTH 13TH 1/2
     313402   FR          RUTHERFORD          HELEN F.            2526 LARKWOOD LANE
     313468   FR          PEEK                LARRY DO            2606 DEERFIELD CIRCL
     313505   BLLN        COOK                EDWARD              11884 HAMDEN DRIVE
     313169   ARM2-28     FINDER              MARK D.             487 STONEMILL MANOR
     313543   BLLN        JOLLY               DAVID OWEN          4802 LIBBY LANE
     313575   FR          LUCAS               CHARLES R.          3612 N. TANSEL ROAD
     313605   BLLN        FORRESTAL           RICHARD W. FORR     12031 NORTH LAMONT-B
     313628   FR          HILE                DANIEL J.           1215 NORTH WALNUT STREET
     313647   FR          WOODS               LARRY               1258 SHANNON WAY
     313686   FR          ELLIS               ELIZABETH JANE      212 BONNAFIELD DRIVE
     313719   FR          BUCKLAND            BARRY C.            16500 SE SALMON STREET

   LOAN NO             CITY                STATE        ZIP             COUNTY            ORIG BAL         UPB     UPB AS OF 03/01
-----------  -------------------------  -----------  ---------  -----------------------  -----------    ---------  ---------------
    313328   SOUTHFIELD                     MI       48076      OAKLAND                   98,000.00     98,000.00      98,000.00
    313335   WARREN                         MI       48091      MACOMB                    59,400.00     59,400.00      59,400.00
    313342   NASHVILLE                      TN       37217      DAVIDSON                  40,000.00     40,000.00      40,000.00
    313343   GASTONIA                       NC       28054      GASTON                    68,850.00     68,850.00      68,850.00
    313344   KNOXVILLE                      TN       37931      KNOX                      50,000.00     50,000.00      50,000.00
    313346   MC EWEN                        TN       37101      HUMPHREYS                 66,000.00     66,000.00      66,000.00
    313352   LONGWOOD                       FL       32750      SEMINOLE                  99,025.00     99,025.00      99,025.00
    313353   GRAY COURT                     SC       29645      LAURENS                   36,900.00     36,900.00      36,900.00
    313355   ROCKFORD                       IL       61103      WINNEBAGO                 52,200.00     52,200.00      52,200.00
    313366   NASHVILLE                      TN       37206      DAVIDSON                  46,900.00     46,900.00      46,900.00
    313375   LADSON                         SC       29456      DORCHESTER                59,500.00     59,500.00      59,500.00
    313376   NEWPORT                        TN       37821      COCKE                     47,200.00     47,200.00      47,200.00
    313377   MIDDLEBURG HEIGHTS             OH       44130      CUYAHOGA                 130,750.00    130,750.00     130,750.00
    313382   LILBURN                        GA       30247      GWINNETT                  54,400.00     54,400.00      54,400.00
    313383   KNOXVILLE                      TN       37922      KNOX                      43,000.00     43,000.00      43,000.00
    313388   GREER                          SC       29651      GREENVILLE                29,250.00     29,250.00      29,250.00
    313397   TERRE HAUTE                    IN       47807      VIGO                      28,000.00     28,000.00      28,000.00
    313402   KNOXVILLE                      TN       37921      KNOX                      33,600.00     33,600.00      33,600.00
    313468   MARIETTA                       GA       30064      COBB                      68,500.00     68,500.00      68,500.00
    313505   CINCINNATI                     OH       45240      HAMILTON                  67,320.00     67,320.00      67,320.00
    313169   LITHONIA                       GA       30058      DE KALB                   84,000.00     84,000.00      84,000.00
    313543   LOUISVILLE                     KY       40272      JEFFERSON                 74,000.00     74,000.00      74,000.00
    313575   INDIANAPOLIS                   IN       46234      MARION                    35,500.00     35,500.00      35,500.00
    313605   FOUNTAIN HILLS                 AZ       85268      MARICOPA                 142,450.00    142,450.00     142,450.00
    313628   DANVILLE                       IL       61832      VERMILION                 59,500.00     59,500.00      59,500.00
    313647   BOWLING GREEN                  KY       42101      WARREN                    48,900.00     48,900.00      48,900.00
    313686   HERMITAGE                      TN       37076      DAVIDSON                  55,500.00     55,500.00      55,500.00
    313719   PORTLAND                       OR       97233      MULTNOMAH                100,000.00    100,000.00     100,000.00
                                                                               1350   85,604,337.00 85,483,792.41

   LOAN NO      P&I       RATE         ORIG TERM        CLTV
-----------  ---------  ---------  -----------------  ---------
    313328      878.18    10.2500            360         0.7481
    313335      499.03     9.4900            360         0.9000
    313342      398.87    11.5900            180         0.5882
    313343      773.92    10.8000            180         0.8500
    313344      518.16    12.1000            180         0.8333
    313346      597.81    10.3800            360         0.7674
    313352      898.43    10.4000            360         0.8500
    313353      376.72    11.9000            180         0.6962
    313355      401.37     8.5000            360         0.9000
    313366      439.57    10.8000            360         0.7000
    313375      557.66    10.8000            360         0.8500
    313376      477.59    10.7000            240         0.8000
    313377    1,200.91    10.5500            360         0.8435
    313382      465.38     9.7000            360         0.8000
    313383      483.35    10.8000            180         0.8059
    313388      337.11    13.5900            180         0.6500
    313397      300.03     9.9500            180         0.8000
    313402      384.01    11.1000            180         0.8000
    313468      708.45    11.0300            240         0.6749
    313505      539.25     8.9500            180         0.9000
    313169      715.53     9.6500            360         0.8485
    313543      608.78     9.2500            180         0.8706
    313575      279.28     8.7500            360         0.3944
    313605    1,141.06     8.9500            180         0.9000
    313628      668.82    10.8000            180         0.8500
    313647      423.72     9.8500            360         0.6986
    313686      600.15    10.1100            180         0.6852
    313719      862.83     9.8000            360         0.8000

                                   52

                         EQUIVANTAGE--1997-1 LOAN LIST

                                                                                NOTE       FIRST     MATURITY     NEXT PMT
  LOAN NO        REM TERM           AM TERM       SALES PRICE     APPR VAL      DATE        PMT        DATE         DATE
-----------  -----------------  ---------------  --------------  -----------  ---------  ---------  -----------  -----------
     313328             360               360             0.00     131000.00   19-Feb-97  01-Apr-97   01-Mar-27    01-Apr-97
     313335             360               360             0.00      66000.00   19-Feb-97  01-Apr-97   01-Mar-27    01-Apr-97
     313342             180               360             0.00      68000.00   19-Feb-97  15-Mar-97   15-Feb-12    15-Mar-97
     313343             180               180             0.00      81000.00   18-Feb-97  15-Mar-97   15-Feb-12    15-Mar-97
     313344             180               360             0.00      60000.00   19-Feb-97  15-Mar-97   15-Feb-12    15-Mar-97
     313346             360               360             0.00      86000.00   18-Feb-97  15-Mar-97   15-Feb-27    15-Mar-97
     313352             360               360             0.00     116500.00   20-Feb-97  01-Apr-97   01-Mar-27    01-Apr-97
     313353             180               360             0.00      53000.00   20-Feb-97  01-Apr-97   01-Mar-12    01-Apr-97
     313355             360               360             0.00      58000.00   19-Feb-97  15-Apr-97   15-Mar-27    15-Apr-97
     313366             360               360             0.00      67000.00   20-Feb-97  01-Apr-97   01-Mar-27    01-Apr-97
     313375             360               360             0.00      70000.00   20-Feb-97  15-Mar-97   15-Feb-27    15-Mar-97
     313376             240               240             0.00      59000.00   20-Feb-97  15-Mar-97   15-Feb-17    15-Mar-97
     313377             360               360             0.00     155000.00   20-Feb-97  01-Apr-97   01-Mar-27    01-Apr-97
     313382             360               360         68000.00      68000.00   20-Feb-97  15-Apr-97   15-Mar-27    15-Apr-97
     313383             180               180             0.00     125000.00   20-Feb-97  01-Apr-97   01-Mar-12    01-Apr-97
     313388             180               360             0.00      45000.00   20-Feb-97  15-Mar-97   15-Feb-12    15-Mar-97
     313397             180               180             0.00      35000.00   20-Feb-97  01-Apr-97   01-Mar-12    01-Apr-97
     313402             180               180             0.00      42000.00   20-Feb-97  15-Mar-97   15-Feb-12    15-Mar-97
     313468             240               240             0.00     101500.00   24-Feb-97  01-Apr-97   01-Mar-17    01-Apr-97
     313505             180               360         74800.00      74800.00   25-Feb-97  01-Apr-97   01-Mar-12    01-Apr-97
     313169             360               360             0.00      99000.00   08-Feb-97  01-Apr-97   01-Mar-27    01-Apr-97
     313543             180               360             0.00      85000.00   28-Feb-97  01-Apr-97   01-Mar-12    01-Apr-97
     313575             360               360             0.00      90000.00   28-Feb-97  01-Apr-97   01-Mar-27    01-Apr-97
     313605             180               360        158278.00     158278.00   07-Mar-97  01-Apr-97   01-Mar-12    01-Apr-97
     313628             180               180             0.00      70000.00   05-Mar-97  01-May-97   01-Apr-12    01-May-97
     313647             360               360             0.00      70000.00   06-Mar-97  01-May-97   01-Apr-27    01-May-97
     313686             180               180             0.00      81000.00   07-Mar-97  15-Apr-97   15-Mar-12    15-Apr-97
     313719             360               360             0.00     125000.00   11-Mar-97  15-May-97   15-Apr-27    15-May-97

              NEXT PMT
  LOAN NO    AS OF 03/01      PROPTYPE           UNITS           OCCUP          LIEN        LIEN BAL          PURPOSE
-----------  -----------  -----------------  -------------  ---------------     -----     -------------  -----------------
    313328    01-Apr-97               1                1               1             18             0                3
    313335    01-Apr-97               1                1               1             18             0                4
    313342    15-Mar-97               1                1               1             18             0                3
    313343    15-Mar-97               1                1               1             18             0                4
    313344    15-Mar-97               1                1               1             18             0                4
    313346    15-Mar-97               1                1               1             18             0                3
    313352    01-Apr-97               1                1               1             18             0                2
    313353    01-Apr-97               8                1               1             18             0                3
    313355    15-Apr-97               1                1               1             18             0                3
    313366    01-Apr-97               1                1               1             18             0                3
    313375    15-Mar-97               8                1               1             18             0                4
    313376    15-Mar-97               1                1               1             18             0                3
    313377    01-Apr-97               1                1               1             18             0                4
    313382    15-Apr-97               1                1               3             18             0                1
    313383    01-Apr-97               1                1               1             38         57743                4
    313388    15-Mar-97               1                1               1             18             0                3
    313397    01-Apr-97               1                1               1             18             0                4
    313402    15-Mar-97               1                1               1             18             0                3
    313468    01-Apr-97               1                1               3             18             0                3
    313505    01-Apr-97               1                1               1             18             0                1
    313169    01-Apr-97               1                1               1             18             0                3
    313543    01-Apr-97               1                1               1             18             0                2
    313575    01-Apr-97               1                1               1             18             0                2
    313605    01-Apr-97               1                1               1             18             0                1
    313628    01-May-97               1                1               1             18             0                3
    313647    01-May-97               1                1               1             18             0                4
    313686    15-Apr-97               1                1               1             18             0                4
    313719    15-May-97               1                1               1             18             0                3

                            BNK RUP                                               NEXT INT       PERIODIC         LIFE

  LOAN NO       GRADE      DISCHARGE       SECT 32        MARGIN        INDEX      CHANGE           CAP            CAP

-----------  -----------  ------------  -------------  -------------  ---------  -----------  ---------------     -----
     313328            B        --                 F           7.75    6MOLIB      01-Sep-97            1.5              7
     313335            A        --                 F           6.74    6MOLIB      01-Sep-97            1.5              7
     313342            B     04-Apr-91             F              0                   --                  0              0
     313343            A        --                 F              0                   --                  0              0
     313344            B     20-Nov-95             F              0                   --                  0              0
     313346            A        --                 F              0                   --                  0              0
     313352            B        --                 F              0                   --                  0              0
     313353            A        --                 F              0                   --                  0              0
     313355            A        --                 F              6    6MOLIB      15-Sep-97            1.5              7
     313366            B        --                 F              0                   --                  0              0
     313375            A        --                 F              0                   --                  0              0
     313376            B     12-Mar-91             F              0                   --                  0              0
     313377            A        --                 F              0                   --                  0              0
     313382            A        --                 F           6.95    6MOLIB      15-Sep-97            1.5              7
     313383            A        --                 F              0                   --                  0              0
     313388            C        --                 F              0                   --                  0              0
     313397            A        --                 F              0                   --                  0              0
     313402            B        --                 F              0                   --                  0              0
     313468            B        --                 F              0                   --                  0              0
     313505           A+        --                 F              0                   --                  0              0
     313169            B        --                 F           6.65    6MOLIB      01-Sep-99            1.5              7
     313543            B        --                 F              0                   --                  0              0
     313575            A     26-May-94             F              0                   --                  0              0
     313605           A+        --                 F              0                   --                  0              0
     313628            A        --                 F              0                   --                  0              0
     313647            B        --                 F              0                   --                  0              0
     313686            A     12-Jul-94             F              0                   --                  0              0
     313719            A        --                 F              0                   --                  0              0

                                         53

                         EQUIVANTAGE--1997-1 LOAN LIST

                                                 PRE PMT
  LOAN NO         FLOOR          CEILING           PEN             DOC LEVEL
-----------  ---------------  -------------  ---------------  -------------------
    313328        11.25             17.25           P                  F
    313335        10.49             16.49           P                  F
    313342          0                   0                              F
    313343          0                   0                              F
    313344          0                   0                              F
    313346          0                   0                              F
    313352          0                   0           P                  F
    313353          0                   0                              F
    313355         9.5               15.5                              F
    313366          0                   0           P                  F
    313375          0                   0                              F
    313376          0                   0                              F
    313377          0                   0           P                  F
    313382        10.7               16.7           P                  F
    313383          0                   0                              F
    313388          0                   0                              F
    313397          0                   0                              F
    313402          0                   0                              F
    313468          0                   0           P                  F
    313505          0                   0           P                  F
    313169        9.65              16.65           P                  F
    313543          0                   0           P                  F
    313575          0                   0           P                  F
    313605          0                   0           P                  F
    313628          0                   0                              F
    313647          0                   0           P                  F
    313686          0                   0           P                  F
    313719          0                   0           P                  F

                                       54

                                                                   EXHIBIT A-1

                                     FORM OF
                    EQUIVANTAGE HOME EQUITY LOAN TRUST 1997-1
                    HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
                        CLASS A-1 FIXED RATE CERTIFICATES
                         (6.650% Class A-1 Certificate)

              Representing Certain Interests Relating to a Pool of
         Mortgage Loans in the EquiVantage Home Equity Loan Trust 1997-1
       formed by EquiVantage Acceptance Corp., as Sponsor, and Serviced by

                                EQUIVANTAGE INC.

      Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

      (This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, EquiVantage Acceptance Corp., EquiVantage Inc., any Originator or any of their subsidiaries and affiliates. This certificate represents a fractional ownership interest in Class A-1 described herein, moneys in certain Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee (i) relating to the Mortgage Loans held by the Trust, (ii) moneys held in such Accounts and (iii) pursuant to the Certificate Insurance Policy.)

No.:  A-1-1             March 27, 1997                29476Y AQ 2
                     --------------------             -----------
                            Date                         CUSIP

       $29,400,000                                       February 25, 2012
-------------------------                           ----------------------------
Original Principal Amount                           Final Scheduled Payment Date

                                   CEDE & CO.
                                ----------------
                                Registered Owner


                                      A-1-1

      The registered Owner named above is the registered Owner of a fractional interest in (i) a pool of fixed rate and adjustable rate, closed-end mortgage loans (the "Mortgage Loans") which will be formed by EquiVantage Acceptance Corp. ("EquiVantage" or the "Sponsor"), a Delaware corporation, and sold by the Sponsor to Norwest Bank Minnesota, National Association, a national banking association, as trustee (the "Trustee") on behalf of EquiVantage Home Equity Loan Trust 1997-1 (the "Trust") pursuant to that certain Pooling and Servicing Agreement dated as of March 1, 1997 (the "Pooling and Servicing Agreement") by and among the Sponsor, the Trustee and EquiVantage Inc., as Servicer (the "Servicer"), (ii) such amounts, including Eligible Investments and the proceeds of payments under the Certificate Insurance Policy, as from time to time may be held in the related Accounts (except as otherwise provided in the Pooling and Servicing Agreement), each created pursuant to the Pooling and Servicing Agreement, (iii) any Mortgaged Property, the ownership of which has been effected in the name of the Servicer on behalf of the Trust as a result of foreclosure or acceptance by the Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust Estate, (iv) any Insurance Policies and any rights of the Sponsor in any Insurance Policies and (v) Net Liquidation Proceeds.

      The Original Principal Amount set forth above is equal to the product of
(i) the Percentage Interest represented by this Certificate and (ii) the aggregate original principal amount of the Class A-1 Certificates on March 27, 1997 (the "Startup Date"), which aggregate amount as of March 27, 1997 was $29,400,000 (the "Original Principal Amount"). The Owner hereof is entitled to principal payments on each Payment Date, as hereinafter described, which will fully amortize such Original Principal Amount over the period from the date of initial delivery hereof to the final Payment Date of the Class A-1 Certificates. Therefore, the actual outstanding principal amount of this Certificate, on any date subsequent to April 25, 1997 (the first Payment Date) will be less than the Original Principal Amount set forth above.

      Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

      SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

      THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.


                                      A-1-2

      NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

      This Certificate is one of a Class of duly-authorized Certificates designated as EquiVantage Home Equity Loan Trust 1997-1, Home Equity Loan Asset-Backed Certificates, Class A-1 Fixed Rate Certificates (the "Class A-1 Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are the Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class B Certificates and the Residual Certificates; all such Certificates are collectively referred to herein as the "Certificates."

      Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      On the 25th day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date") commencing April 25, 1997, the Owners of the Class A-1 Certificates as of the close of business on the last business day of the calendar month immediately preceding the calendar month in which such Payment Date occurs (or, with respect to the first Payment Date, the close of business on March 27, 1997) (the "Record Date") will be entitled to receive the Class A-1 Distribution Amount relating to such Payment Date. Distributions will be made in immediately available funds to such Owners, by wire transfer or otherwise, to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee at least five business days prior to the related record date, or by check mailed to the address of the person entitled thereto as it appears on the Register.

      Each Owner of Record of a Class A-1 Certificate will be entitled to receive such Owner's Percentage Interest in the amounts distributed on such Payment Date to the Owners of the Class A-1 Certificates. The Percentage Interest of each Class A-1 Certificate as of any date of determination will be equal to the percentage obtained by dividing the Original Principal Amount set forth on such Class A-1 Certificate by $29,400,000.

      Pursuant to the Certificate Insurance Policy, the Certificate Insurer is required, to the extent of any insufficiency in Available Funds, to make Insured Payments available to the Trustee necessary to distribute the amount of the Insured Distribution Amount payable with respect to the Class A-1 Certificates on each Payment Date.

      Upon receipt of amounts under the Certificate Insurance Policy on behalf of the Owners of the Class A-1 Certificates, the Trustee shall distribute in accordance with the Pooling and Servicing


                                      A-1-3

      Agreement to the Owners of the Class A-1 Certificates any portion thereof to which such Owners may be entitled.

      The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

      The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

      This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, EquiVantage Acceptance Corp., EquiVantage Inc., any Originator or any of their subsidiaries and affiliates. Neither this Certificate nor the underlying Mortgage Loans are insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement) and payments received by the Trustee pursuant to the Certificate Insurance Policy, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

      No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms hereof.

      Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

      The Pooling and Servicing Agreement additionally provides that (i) the Owners of the Class RL Certificates or, if such Owners decline to exercise, the Servicer or, if the Servicer declines to exercise, the Certificate Insurer, may, at their respective options, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Class A-1 Certificates, on any Remittance Date when the aggregate outstanding Loan Balances of the Mortgage Loans in the Trust Estate is 10% or less of the sum of the original aggregate Loan Balance of the Mortgage Loans in the Trust Estate as of the Cut-Off Date and (ii) under certain circumstances relating to the qualification of the Lower-Tier


                                      A-1-4

REMIC or Upper-Tier REMIC as a REMIC under the Code, the Mortgage Loans may be sold, thereby affecting the early retirement of the Class A-1 Certificates.

      The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

      The Owners of a majority of the Percentage Interests represented by the Class A-1 Certificates, upon compliance with the requirements set forth in the Pooling and Servicing Agreement, have the right, with the consent of the Certificate Insurer, to exercise any trust or power set forth in the Pooling and Servicing Agreement with respect to the Certificates or the Trust Estate.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

      The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

      The Class A-1 Certificates are issuable only as registered Certificates in denominations of $1,000 original principal amount and integral multiples of $1,000. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A-1 Certificates are exchangeable for new Class A-1 Certificates of authorized denominations evidencing the same aggregate principal amount.

      The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.


                                      A-1-5

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                    EQUIVANTAGE HOME EQUITY
                                     LOAN TRUST 1997-1

                                    By:  NORWEST BANK MINNESOTA,
                                           NATIONAL ASSOCIATION, as Trustee


                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:

Trustee Authentication

NORWEST BANK MINNESOTA,
 NATIONAL ASSOCIATION, as Trustee


By:
   ------------------------------------
   Name:
   Title:

Dated: March 27, 1997


                                      A-1-6

                                                                   EXHIBIT A-2

                                     FORM OF
                    EQUIVANTAGE HOME EQUITY LOAN TRUST 1997-1
                    HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
                        CLASS A-2 FIXED RATE CERTIFICATES
                         (6.975% Class A-2 Certificate)

              Representing Certain Interests Relating to a Pool of
         Mortgage Loans in the EquiVantage Home Equity Loan Trust 1997-1
       formed by EquiVantage Acceptance Corp., as Sponsor, and Serviced by

                                EQUIVANTAGE INC.

      Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

      (This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, EquiVantage Acceptance Corp., EquiVantage Inc., any Originator or any of their subsidiaries and affiliates. This certificate represents a fractional ownership interest in Class A-2 described herein, moneys in certain Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee (i) relating to the Mortgage Loans held by the Trust, (ii) moneys held in such Accounts and (iii) pursuant to the Certificate Insurance Policy.)

No.:  A-2-1             March 27, 1997                29476Y AR O
                     --------------------             -----------
                             Date                        CUSIP

     $19,900,000                                          August 25, 2018
-------------------------                          ----------------------------
Original Principal Amount                          Final Scheduled Payment Date

                                   CEDE & CO.
                                ----------------
                                Registered Owner


                                      A-2-1

      The registered Owner named above is the registered Owner of a fractional interest in (i) a pool of fixed rate and adjustable rate, closed-end mortgage loans (the "Mortgage Loans") which will be formed by EquiVantage Acceptance Corp. ("EquiVantage" or the "Sponsor"), a Delaware corporation, and sold by the Sponsor to Norwest Bank Minnesota, National Association, a national banking association, as trustee (the "Trustee") on behalf of EquiVantage Home Equity Loan Trust 1997-1 (the "Trust") pursuant to that certain Pooling and Servicing Agreement dated as of March 1, 1997 (the "Pooling and Servicing Agreement") by and among the Sponsor, the Trustee and EquiVantage Inc., as Servicer (the "Servicer"), (ii) such amounts, including Eligible Investments and the proceeds of payments under the Certificate Insurance Policy, as from time to time may be held in the related Accounts (except as otherwise provided in the Pooling and Servicing Agreement), each created pursuant to the Pooling and Servicing Agreement, (iii) any Mortgaged Property, the ownership of which has been effected in the name of the Servicer on behalf of the Trust as a result of foreclosure or acceptance by the Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust Estate, (iv) any Insurance Policies and any rights of the Sponsor in any Insurance Policies and (v) Net Liquidation Proceeds.

      The Original Principal Amount set forth above is equal to the product of
(i) the Percentage Interest represented by this Certificate and (ii) the aggregate original principal amount of the Class A-2 Certificates on March 27, 1997 (the "Startup Date"), which aggregate amount as of March 27, 1997 was $19,900,000 (the "Original Principal Amount"). The Owner hereof is entitled to principal payments on each Payment Date, as hereinafter described, which will fully amortize such Original Principal Amount over the period from the date of initial delivery hereof to the final Payment Date of the Class A-2 Certificates. Therefore, the actual outstanding principal amount of this Certificate, on any date subsequent to April 25, 1997 (the first Payment Date) will be less than the Original Principal Amount set forth above.

      Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

      SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

      THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.


                                    A-2-2

      NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER
GOVERNMENTAL AGENCY.

      This Certificate is one of a Class of duly-authorized Certificates designated as EquiVantage Home Equity Loan Trust 1997-1, Home Equity Loan Asset-Backed Certificates, Class A-2 Fixed Rate Certificates (the "Class A-2 Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are the Class A-1 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class B Certificates and the Residual Certificates; all such Certificates are collectively referred to herein as the "Certificates."

      Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      On the 25th day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date") commencing April 25, 1997, the Owners of the Class A-2 Certificates as of the close of business on the last business day of the calendar month immediately preceding the calendar month in which such Payment Date occurs (or, with respect to the first Payment Date, the close of business on March 27, 1997) (the "Record Date") will be entitled to receive the Class A-2 Distribution Amount relating to such Payment Date. Distributions will be made in immediately available funds to such Owners, by wire transfer or otherwise, to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee at least five business days prior to the related record date, or by check mailed to the address of the person entitled thereto as it appears on the Register.

      Each Owner of Record of a Class A-2 Certificate will be entitled to receive such Owner's Percentage Interest in the amounts distributed on such Payment Date to the Owners of the Class A-2 Certificates. The Percentage Interest of each Class A-2 Certificate as of any date of determination will be equal to the percentage obtained by dividing the Original Principal Amount set forth on such Class A-2 Certificate by $19,900,000.

      Pursuant to the Certificate Insurance Policy, the Certificate Insurer is required, to the extent of any insufficiency in Available Funds, to make Insured Payments available to the Trustee necessary to distribute the amount of the Insured Distribution Amount payable with respect to the Class A-2 Certificates on each Payment Date.

      Upon receipt of amounts under the Certificate Insurance Policy on behalf of the Owners of the Class A-2 Certificates, the Trustee shall distribute in accordance with the Pooling and Servicing


                                    A-2-3

Agreement to the Owners of the Class A-2 Certificates any portion thereof to which such Owners may be entitled.

      The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

      The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

      This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, EquiVantage Acceptance Corp., EquiVantage Inc., any Originator or any of their subsidiaries and affiliates. Neither this Certificate nor the underlying Mortgage Loans are insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement) and payments received by the Trustee pursuant to the Certificate Insurance Policy, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

      No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms hereof.

      Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

      The Pooling and Servicing Agreement additionally provides that (i) the Owners of the Class RL Certificates or, if such Owners decline to exercise, the Servicer or, if the Servicer declines to exercise, the Certificate Insurer, may, at their respective options, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Class A-2 Certificates, on any Remittance Date when the aggregate outstanding Loan Balances of the Mortgage Loans in the Trust Estate is 10% or less of the sum of the original aggregate Loan Balance of the Mortgage Loans in the Trust Estate as of the Cut-Off Date and (ii) under certain circumstances relating to the qualification of the Lower-Tier


                                    A-2-4

REMIC or Upper-Tier REMIC as a REMIC under the Code, the Mortgage Loans may be sold, thereby affecting the early retirement of the Class A-2 Certificates.

      The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

      The Owners of a majority of the Percentage Interests represented by the Class A-2 Certificates, upon compliance with the requirements set forth in the Pooling and Servicing Agreement, have the right, with the consent of the Certificate Insurer, to exercise any trust or power set forth in the Pooling and Servicing Agreement with respect to the Certificates or the Trust Estate.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

      The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

      The Class A-2 Certificates are issuable only as registered Certificates in denominations of $1,000 original principal amount and integral multiples of $1,000. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A-2 Certificates are exchangeable for new Class A-2 Certificates of authorized denominations evidencing the same aggregate principal amount.

      The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.


                                    A-2-5

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                    EQUIVANTAGE HOME EQUITY
                                     LOAN TRUST 1997-1

                                    By:  NORWEST BANK MINNESOTA,
                                           NATIONAL ASSOCIATION, as Trustee


                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:

Trustee Authentication

NORWEST BANK MINNESOTA,
 NATIONAL ASSOCIATION, as Trustee


By:
   ------------------------------------
   Name:
   Title:

Dated: March 27, 1997


                                      A-2-6

                                                                   EXHIBIT A-3


                                    FORM OF
                   EQUIVANTAGE HOME EQUITY LOAN TRUST 1997-1
                  HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
                       CLASS A-3 FIXED RATE CERTIFICATES
                        (7.550% Class A-3 Certificate)

             Representing Certain Interests Relating to a Pool of
        Mortgage Loans in the EquiVantage Home Equity Loan Trust 1997-1
      formed by EquiVantage Acceptance Corp., as Sponsor, and Serviced by

                               EQUIVANTAGE INC.

      Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

      (This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, EquiVantage Acceptance Corp., EquiVantage Inc., any Originator or any of their subsidiaries and affiliates. This certificate represents a fractional ownership interest in Class A-3 described herein, moneys in certain Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee (i) relating to the Mortgage Loans held by the Trust, (ii) moneys held in such Accounts and (iii) pursuant to the Certificate Insurance Policy.)

No.:  A-3-1             March 27, 1997                29476Y AS 8
                  ------------------------            -----------
                             Date                        CUSIP

       $13,700,000                                         March 25, 2028
-------------------------                           ----------------------------
Original Principal Amount                           Final Scheduled Payment Date

                                   CEDE & CO.
                                ----------------
                                Registered Owner


                                    A-3-1

      The registered Owner named above is the registered Owner of a fractional interest in (i) a pool of fixed rate and adjustable rate, closed-end mortgage loans (the "Mortgage Loans") which will be formed by EquiVantage Acceptance Corp. ("EquiVantage" or the "Sponsor"), a Delaware corporation, and sold by the Sponsor to Norwest Bank Minnesota, National Association, a national banking association, as trustee (the "Trustee") on behalf of EquiVantage Home Equity Loan Trust 1997-1 (the "Trust") pursuant to that certain Pooling and Servicing Agreement dated as of March 1, 1997 (the "Pooling and Servicing Agreement") by and among the Sponsor, the Trustee and EquiVantage Inc., as Servicer (the "Servicer"), (ii) such amounts, including Eligible Investments and the proceeds of payments under the Certificate Insurance Policy, as from time to time may be held in the related Accounts (except as otherwise provided in the Pooling and Servicing Agreement), each created pursuant to the Pooling and Servicing Agreement, (iii) any Mortgaged Property, the ownership of which has been effected in the name of the Servicer on behalf of the Trust as a result of foreclosure or acceptance by the Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust Estate, (iv) any Insurance Policies and any rights of the Sponsor in any Insurance Policies and (v) Net Liquidation Proceeds.

      The Original Principal Amount set forth above is equal to the product of
(i) the Percentage Interest represented by this Certificate and (ii) the aggregate original principal amount of the Class A-3 Certificates on March 27, 1997 (the "Startup Date"), which aggregate amount as of March 27, 1997 was $13,700,000 (the "Original Principal Amount"). The Owner hereof is entitled to principal payments on each Payment Date, as hereinafter described, which will fully amortize such Original Principal Amount over the period from the date of initial delivery hereof to the final Payment Date of the Class A-3 Certificates. Therefore, the actual outstanding principal amount of this Certificate, on any date subsequent to April 25, 1997 (the first Payment Date) will be less than the Original Principal Amount set forth above.

      Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

      SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

      THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.


                                    A-3-2

      NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

      This Certificate is one of a Class of duly-authorized Certificates designated as EquiVantage Home Equity Loan Trust 1997-1, Home Equity Loan Asset-Backed Certificates, Class A-3 Fixed Rate Certificates (the "Class A-3 Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are the Class A-1 Certificates, Class A-2 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class B Certificates and the Residual Certificates; all such Certificates are collectively referred to herein as the "Certificates."

      Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      On the 25th day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date") commencing April 25, 1997, the Owners of the Class A-3 Certificates as of the close of business on the last business day of the calendar month immediately preceding the calendar month in which such Payment Date occurs (or, with respect to the first Payment Date, the close of business on March 27, 1997) (the "Record Date") will be entitled to receive the Class A-3 Distribution Amount relating to such Payment Date. Distributions will be made in immediately available funds to such Owners, by wire transfer or otherwise, to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee at least five business days prior to the related record date, or by check mailed to the address of the person entitled thereto as it appears on the Register.

      Each Owner of Record of a Class A-3 Certificate will be entitled to receive such Owner's Percentage Interest in the amounts distributed on such Payment Date to the Owners of the Class A-3 Certificates. The Percentage Interest of each Class A-3 Certificate as of any date of determination will be equal to the percentage obtained by dividing the Original Principal Amount set forth on such Class A-3 Certificate by $13,700,000.

      Pursuant to the Certificate Insurance Policy, the Certificate Insurer is required, to the extent of any insufficiency in Available Funds, to make Insured Payments available to the Trustee necessary to distribute the amount of the Insured Distribution Amount payable with respect to the Class A-3 Certificates on each Payment Date.

      Upon receipt of amounts under the Certificate Insurance Policy on behalf of the Owners of the Class A-3 Certificates, the Trustee shall distribute in accordance with the Pooling and Servicing


                                    A-3-3

Agreement to the Owners of the Class A-3 Certificates any portion thereof to which such Owners may be entitled.

      The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

      The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

      This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, EquiVantage Acceptance Corp., EquiVantage Inc., any Originator or any of their subsidiaries and affiliates. Neither this Certificate nor the underlying Mortgage Loans are insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement) and payments received by the Trustee pursuant to the Certificate Insurance Policy, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

      No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms hereof.

      Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

      The Pooling and Servicing Agreement additionally provides that (i) the Owners of the Class RL Certificates or, if such Owners decline to exercise, the Servicer or, if the Servicer declines to exercise, the Certificate Insurer, may, at their respective options, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Class A-3 Certificates, on any Remittance Date when the aggregate outstanding Loan Balances of the Mortgage Loans in the Trust Estate is 10% or less of the sum of the original aggregate Loan Balance of the Mortgage Loans in the Trust Estate as of the Cut-Off Date and (ii) under certain circumstances relating to the qualification of the Lower-Tier


                                    A-3-4

REMIC or Upper-Tier REMIC as a REMIC under the Code, the Mortgage Loans may be sold, thereby affecting the early retirement of the Class A-3 Certificates.

      The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

      The Owners of a majority of the Percentage Interests represented by the Class A-3 Certificates, upon compliance with the requirements set forth in the Pooling and Servicing Agreement, have the right, with the consent of the Certificate Insurer, to exercise any trust or power set forth in the Pooling and Servicing Agreement with respect to the Certificates or the Trust Estate.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

      The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

      The Class A-3 Certificates are issuable only as registered Certificates in denominations of $1,000 original principal amount and integral multiples of $1,000. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A-3 Certificates are exchangeable for new Class A-3 Certificates of authorized denominations evidencing the same aggregate principal amount.

      The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.


                                    A-3-5

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                    EQUIVANTAGE HOME EQUITY
                                      LOAN TRUST 1997-1

                                    By:  NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION, as Trustee


                                    By:
                                       -------------------------------
                                        Name:
                                        Title:


Trustee Authentication

NORWEST BANK MINNESOTA,
  NATIONAL ASSOCIATION, as Trustee


By:
    --------------------------------
    Name:
    Title:


Dated: March 27, 1997


                                    A-3-6

                                                                   EXHIBIT A-4

                                    FORM OF
                   EQUIVANTAGE HOME EQUITY LOAN TRUST 1997-1
                  HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
                       CLASS A-4 FIXED RATE CERTIFICATES
                        (7.275% Class A-4 Certificate)

             Representing Certain Interests Relating to a Pool of
        Mortgage Loans in the EquiVantage Home Equity Loan Trust 1997-1
      formed by EquiVantage Acceptance Corp., as Sponsor, and Serviced by

                               EQUIVANTAGE INC.

      Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

      (This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, EquiVantage Acceptance Corp., EquiVantage Inc., any Originator or any of their subsidiaries and affiliates. This certificate represents a fractional ownership interest in Class A-4 described herein, moneys in certain Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee (i) relating to the Mortgage Loans held by the Trust, (ii) moneys held in such Accounts and (iii) pursuant to the Certificate Insurance Policy.)

No.:  A-4-1             March 27, 1997                29476Y AT 6
                  ------------------------            -----------
                             Date                        CUSIP

        $7,000,000                                          March 25, 2028
-------------------------                           ----------------------------
Original Principal Amount                           Final Scheduled Payment Date

                                   CEDE & CO.
                                ----------------
                                Registered Owner


                                    A-4-1

      The registered Owner named above is the registered Owner of a fractional interest in (i) a pool of fixed rate and adjustable rate, closed-end mortgage loans (the "Mortgage Loans") which will be formed by EquiVantage Acceptance Corp. ("EquiVantage" or the "Sponsor"), a Delaware corporation, and sold by the Sponsor to Norwest Bank Minnesota, National Association, a national banking association, as trustee (the "Trustee") on behalf of EquiVantage Home Equity Loan Trust 1997-1 (the "Trust") pursuant to that certain Pooling and Servicing Agreement dated as of March 1, 1997 (the "Pooling and Servicing Agreement") by and among the Sponsor, the Trustee and EquiVantage Inc., as Servicer (the "Servicer"), (ii) such amounts, including Eligible Investments and the proceeds of payments under the Certificate Insurance Policy, as from time to time may be held in the related Accounts (except as otherwise provided in the Pooling and Servicing Agreement), each created pursuant to the Pooling and Servicing Agreement, (iii) any Mortgaged Property, the ownership of which has been effected in the name of the Servicer on behalf of the Trust as a result of foreclosure or acceptance by the Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust Estate, (iv) any Insurance Policies and any rights of the Sponsor in any Insurance Policies and (v) Net Liquidation Proceeds.

      The Original Principal Amount set forth above is equal to the product of
(i) the Percentage Interest represented by this Certificate and (ii) the aggregate original principal amount of the Class A-4 Certificates on March 27, 1997 (the "Startup Date"), which aggregate amount as of March 27, 1997 was $7,000,000 (the "Original Principal Amount"). The Owner hereof is entitled to principal payments on each Payment Date, as hereinafter described, which will fully amortize such Original Principal Amount over the period from the date of initial delivery hereof to the final Payment Date of the Class A-4 Certificates. Therefore, the actual outstanding principal amount of this Certificate, on any date subsequent to April 25, 1997 (the first Payment Date) will be less than the Original Principal Amount set forth above.

      Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

      SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

      THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.


                                    A-4-2

      NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

      This Certificate is one of a Class of duly-authorized Certificates designated as EquiVantage Home Equity Loan Trust 1997-1, Home Equity Loan Asset-Backed Certificates, Class A-4 Fixed Rate Certificates (the "Class A-4 Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-5 Certificates, Class B Certificates and the Residual Certificates; all such Certificates are collectively referred to herein as the "Certificates."

      Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      On the 25th day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date") commencing April 25, 1997, the Owners of the Class A-4 Certificates as of the close of business on the last business day of the calendar month immediately preceding the calendar month in which such Payment Date occurs (or, with respect to the first Payment Date, the close of business on March 27, 1997) (the "Record Date") will be entitled to receive the Class A-4 Distribution Amount relating to such Payment Date. Distributions will be made in immediately available funds to such Owners, by wire transfer or otherwise, to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee at least five business days prior to the related record date, or by check mailed to the address of the person entitled thereto as it appears on the Register.

      Each Owner of Record of a Class A-4 Certificate will be entitled to receive such Owner's Percentage Interest in the amounts distributed on such Payment Date to the Owners of the Class A-4 Certificates. The Percentage Interest of each Class A-4 Certificate as of any date of determination will be equal to the percentage obtained by dividing the Original Principal Amount set forth on such Class A-4 Certificate by $7,000,000.

      Pursuant to the Certificate Insurance Policy, the Certificate Insurer is required, to the extent of any insufficiency in Available Funds, to make Insured Payments available to the Trustee necessary to distribute the amount of the Insured Distribution Amount payable with respect to the Class A-4 Certificates on each Payment Date.

      Upon receipt of amounts under the Certificate Insurance Policy on behalf of the Owners of the Class A-4 Certificates, the Trustee shall distribute in accordance with the Pooling and Servicing


                                    A-4-3

Agreement to the Owners of the Class A-4 Certificates any portion thereof to which such Owners may be entitled.

      The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

      The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

      This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, EquiVantage Acceptance Corp., EquiVantage Inc., any Originator or any of their subsidiaries and affiliates. Neither this Certificate nor the underlying Mortgage Loans are insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement) and payments received by the Trustee pursuant to the Certificate Insurance Policy, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

      No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms hereof.

      Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

      The Pooling and Servicing Agreement additionally provides that (i) the Owners of the Class RL Certificates or, if such Owners decline to exercise, the Servicer or, if the Servicer declines to exercise, the Certificate Insurer, may, at their respective options, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Class A-4 Certificates, on any Remittance Date when the aggregate outstanding Loan Balances of the Mortgage Loans in the Trust Estate is 10% or less of the sum of the original aggregate Loan Balance of the Mortgage Loans in the Trust Estate as of the Cut-Off Date and (ii) under certain circumstances relating to the qualification of the Lower-Tier


                                    A-4-4

REMIC or Upper-Tier REMIC as a REMIC under the Code, the Mortgage Loans may be sold, thereby affecting the early retirement of the Class A-4 Certificates.

      The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

      The Owners of a majority of the Percentage Interests represented by the Class A-4 Certificates, upon compliance with the requirements set forth in the Pooling and Servicing Agreement, have the right, with the consent of the Certificate Insurer, to exercise any trust or power set forth in the Pooling and Servicing Agreement with respect to the Certificates or the Trust Estate.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

      The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

      The Class A-4 Certificates are issuable only as registered Certificates in denominations of $1,000 original principal amount and integral multiples of $1,000. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A-4 Certificates are exchangeable for new Class A-4 Certificates of authorized denominations evidencing the same aggregate principal amount.

      The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.


                                    A-4-5

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                    EQUIVANTAGE HOME EQUITY
                                      LOAN TRUST 1997-1

                                    By:  NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION, as Trustee


                                    By:
                                       -------------------------------
                                        Name:
                                        Title:



Trustee Authentication

NORWEST BANK MINNESOTA,
  NATIONAL ASSOCIATION, as Trustee


By:
   -------------------------------
    Name:
    Title:


Dated: March 27, 1997


                                    A-4-6

                                                                   EXHIBIT A-5

                                    FORM OF
                   EQUIVANTAGE HOME EQUITY LOAN TRUST 1997-1
                  HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
                    CLASS A-5 ADJUSTABLE RATE CERTIFICATES
                    (Adjustable Rate Class A-5 Certificate)

             Representing Certain Interests Relating to a Pool of
        Mortgage Loans in the EquiVantage Home Equity Loan Trust 1997-1
      formed by EquiVantage Acceptance Corp., as Sponsor, and Serviced by

                               EQUIVANTAGE INC.

      Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

      (This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, EquiVantage Acceptance Corp., EquiVantage Inc., any Originator or any of their subsidiaries and affiliates. This certificate represents a fractional ownership interest in Class A-5 described herein, moneys in certain Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee (i) relating to the Mortgage Loans held by the Trust, (ii) moneys held in such Accounts and (iii) pursuant to the Certificate Insurance Policy.)

No.:  A-5-1           March 27, 1997                  29476Y AU 3
                  ------------------------            -----------
                           Date                          CUSIP

       $15,000,000                                        April 25, 2027
-------------------------                           ----------------------------
Original Principal Amount                           Final Scheduled Payment Date

                                   CEDE & CO.
                                ----------------
                                Registered Owner


                                    A-5-1

      The registered Owner named above is the registered Owner of a fractional interest in (i) a pool of fixed rate and adjustable rate, closed-end mortgage loans (the "Mortgage Loans") which will be formed by EquiVantage Acceptance Corp. ("EquiVantage" or the "Sponsor"), a Delaware corporation, and sold by the Sponsor to Norwest Bank Minnesota, National Association, a national banking association, as trustee (the "Trustee") on behalf of EquiVantage Home Equity Loan Trust 1997-1 (the "Trust") pursuant to that certain Pooling and Servicing Agreement dated as of March 1, 1997 (the "Pooling and Servicing Agreement") by and among the Sponsor, the Trustee and EquiVantage Inc., as Servicer (the "Servicer"), (ii) such amounts, including Eligible Investments and the proceeds of payments under the Certificate Insurance Policy, as from time to time may be held in the related Accounts (except as otherwise provided in the Pooling and Servicing Agreement), each created pursuant to the Pooling and Servicing Agreement, (iii) any Mortgaged Property, the ownership of which has been effected in the name of the Servicer on behalf of the Trust as a result of foreclosure or acceptance by the Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust Estate, (iv) any Insurance Policies and any rights of the Sponsor in any Insurance Policies and (v) Net Liquidation Proceeds.

      The Original Principal Amount set forth above is equal to the product of
(i) the Percentage Interest represented by this Certificate and (ii) the aggregate original principal amount of the Class A-5 Certificates on March 27, 1997 (the "Startup Date"), which aggregate amount as of March 27, 1997 was $15,000,000 (the "Original Principal Amount"). The Owner hereof is entitled to principal payments on each Payment Date, as hereinafter described, which will fully amortize such Original Principal Amount over the period from the date of initial delivery hereof to the final Payment Date of the Class A-5 Certificates. Therefore, the actual outstanding principal amount of this Certificate, on any date subsequent to April 25, 1997 (the first Payment Date) will be less than the Original Principal Amount set forth above.

      Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

      SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A BENEFICIAL INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN
SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

      THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.


                                    A-5-2

      NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

      This Certificate is one of a Class of duly-authorized Certificates designated as EquiVantage Home Equity Loan Trust 1997-1, Home Equity Loan Asset-Backed Certificates, Class A-5 Adjustable Rate Certificates (the "Class A-5 Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class B Certificates and the Residual Certificates; all such Certificates are collectively referred to herein as the "Certificates."

      Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      On the 25th day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date") commencing April 25, 1997, the Owners of the Class A-5 Certificates as of the close of business on the last business day of the calendar month immediately preceding the calendar month in which such Payment Date occurs (or, with respect to the first Payment Date, the close of business on March 27, 1997) (the "Record Date") will be entitled to receive the Class A-5 Distribution Amount relating to such Payment Date. Distributions will be made in immediately available funds to such Owners, by wire transfer or otherwise, to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee at least five business days prior to the related record date, or by check mailed to the address of the person entitled thereto as it appears on the Register.

      Each Owner of Record of a Class A-5 Certificate will be entitled to receive such Owner's Percentage Interest in the amounts distributed on such Payment Date to the Owners of the Class A-5 Certificates. The Percentage Interest of each Class A-5 Certificate as of any date of determination will be equal to the percentage obtained by dividing the Original Principal Amount set forth on such Class A-5 Certificate by $15,000,000.

      Pursuant to the Certificate Insurance Policy, the Certificate Insurer is required, to the extent of any insufficiency in Available Funds, to make Insured Payments available to the Trustee necessary to distribute the amount of the Insured Distribution Amount payable with respect to the Class A-5 Certificates on each Payment Date.

      Upon receipt of amounts under the Certificate Insurance Policy on behalf of the Owners of the Class A-5 Certificates, the Trustee shall distribute in accordance with the Pooling and Servicing


                                    A-5-3

Agreement to the Owners of the Class A-5 Certificates any portion thereof to which such Owners may be entitled.

      The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

      The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

      This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, EquiVantage Acceptance Corp., EquiVantage Inc., any Originator or any of their subsidiaries and affiliates. Neither this Certificate nor the underlying Mortgage Loans are insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement) and payments received by the Trustee pursuant to the Certificate Insurance Policy, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

      No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms hereof.

      Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

      The Pooling and Servicing Agreement additionally provides that (i) the Owners of the Class RL Certificates or, if such Owners decline to exercise, the Servicer or, if the Servicer declines to exercise, the Certificate Insurer, may, at their respective options, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Class A-5 Certificates, on any Remittance Date when the aggregate outstanding Loan Balances of the Mortgage Loans in the Trust Estate is 10% or less of the sum of the original aggregate Loan Balance of the Mortgage Loans in the Trust Estate as of the Cut-Off Date and (ii) under certain circumstances relating to the qualification of the Lower-Tier


                                    A-5-4

REMIC or Upper-Tier REMIC as a REMIC under the Code, the Mortgage Loans may be sold, thereby affecting the early retirement of the Class A-5 Certificates.

      The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

      The Owners of a majority of the Percentage Interests represented by the Class A-5 Certificates, upon compliance with the requirements set forth in the Pooling and Servicing Agreement, have the right, with the consent of the Certificate Insurer, to exercise any trust or power set forth in the Pooling and Servicing Agreement with respect to the Certificates or the Trust Estate.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

      The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

      The Class A-5 Certificates are issuable only as registered Certificates in denominations of $1,000 original principal amount and integral multiples of $1,000. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A-5 Certificates are exchangeable for new Class A-5 Certificates of authorized denominations evidencing the same aggregate principal amount.

      The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.


                                    A-5-5

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                    EQUIVANTAGE HOME EQUITY
                                      LOAN TRUST 1997-1

                                    By:  NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION, as Trustee


                                    By:
                                       -------------------------------
                                        Name:
                                        Title:


Trustee Authentication

NORWEST BANK MINNESOTA,
  NATIONAL ASSOCIATION, as Trustee


By:
   -------------------------------
    Name:
    Title:


Dated: March 27, 1997


                                    A-5-6

                                                                     EXHIBIT B

                                    FORM OF
                   EQUIVANTAGE HOME EQUITY LOAN TRUST 1997-1
                   HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
                                    CLASS B

               Representing Certain Interests Relating to a Pool
      of Mortgage Loans in the EquiVantage Home Equity Loan Trust 1997-1
                             Formed by EquiVantage
                       Acceptance Corp. and Serviced by

                               EQUIVANTAGE INC.

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF CERTAIN PAYMENTS TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. DISTRIBUTIONS HEREON ARE SUBJECT TO THE PRIOR RIGHT OF THE CLASS A CERTIFICATE OWNERS.

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE IN RELIANCE UPON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS SUCH RESALE OR TRANSFER (A) IS MADE IN ACCORDANCE WITH SECTION 5.8 OF THE POOLING AND SERVICING AGREEMENT, (B) IS MADE (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (ii) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, (iii) TO THE SELLER OR (iv) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT THAT IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND (C) UPON THE SATISFACTION OF CERTAIN OTHER REQUIREMENTS SPECIFIED IN THE POOLING AND SERVICING AGREEMENT. NONE OF THE SELLER, THE SERVICER, THE TRUST OR THE TRUSTEE IS OBLIGATED TO REGISTER THE CERTIFICATES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

      This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, EquiVantage Acceptance Corp., EquiVantage Inc., any Originator or any of their subsidiaries and affiliates. This Certificate represents a fractional ownership interest in the assets of the Trust described herein, moneys in certain Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee relating to the Trust Estate.

No:  B-1                            Date: March 27, 1997


Percentage Interest: 100%                                  March 25, 2028
                                                    ----------------------------
                                                    Final Scheduled Payment Date

                         EQUIVANTAGE ACCEPTANCE CORP.
                         ----------------------------
                               Registered Owner

      The registered Owner named above is the registered Owner of a fractional interest in (i) a pool of fixed rate and adjustble rate, closed-end mortgage loans (the "Mortgage Loans") which will be formed by EquiVantage Acceptance Corp. (the "Sponsor"), a Delaware corporation, and sold by the Sponsor to Norwest Bank Minnesota, National Association, a national banking association, as trustee (the "Trustee") on behalf of EquiVantage Home Equity Loan Trust 1997-1 (the "Trust") pursuant to that certain Pooling and Servicing Agreement dated as of March 1, 1997 (the "Pooling and Servicing Agreement") by and among the Sponsor, the Trustee and EquiVantage Inc., as Servicer (the "Servicer"), (ii) such amount, including Eligible Investments, as from time to time may be held in the Accounts created pursuant to the Pooling and Servicing Agreement, (iii) any Property relating to the Mortgage Loans, the ownership of which has been effected in the name of the Servicer on behalf of the Trust as a result of foreclosure or acceptance by the Servicer of a deed-in-lieu of foreclosure and that has not been withdrawn from the Trust, (iv) Net Liquidation Proceeds relating to the Mortgage Loans and (v) any Insurance Policies relating to the Mortgage Loans and any rights of the Sponsor in any Insurance Policies relating to such Mortgage Loans. Such Mortgage Loans and other amounts and property enumerated above are hereinafter referred to as the "Trust Estate".

      SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

      THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

      NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,

THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

      This Certificate is one of a Class of duly authorized Certificates designated as EquiVantage Home Equity Loan Trust 1997-1, Home Equity Loan Asset-Backed Certificates, Class B Certificates (the "Class B Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are the Class A Certificates, Class RL Certificates and Class RU Certificates (together with the Class B Certificates, the "Certificates").

      Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      On the 25th day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date"), commencing April 25, 1997, to the persons in whose names the Class B Certificates are registered at the close of business on the last business day of the calendar month immediately preceding the calendar month in which such Payment Date occurs (the "Record Date"), the Trustee will distribute to each Owner of the Class B Certificates such Owner's Percentage Interest in the Class B Distribution Amount due on such Payment Date. The Class B Distribution Amount as of any date of determination will be determined as set forth in the Pooling and Servicing Agreement. Distributions will be made in immediately available funds, by wire transfer or otherwise, to the account of such Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee at least five business days prior to the related record date, or by check mailed to the address of the person entitled thereto as it appears on the Register.

      Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

      The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable state or local law by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

      The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

      This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, the Sponsor, EquiVantage Inc. or any of their subsidiaries and affiliates. Neither this Certificate nor the underlying Mortgage Loans are insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

      No Owner shall have the right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

      Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

      The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of (i) the payment to the Owners of all Certificates from amounts other than those available under the Certificate Insurance Policies of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate or (ii) at any time when a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC is effected as described in the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement additionally provides that (i) the Owners of the Class RL Certificates or, if such Owners decline to exercise, the Servicer or, if the Servicer declines to exercise, the Certificate Insurer, may, at their respective options, purchase from the Trust all (but not fewer than all) Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Remittance Date when the aggregate outstanding Loan Balances of the Mortgage Loans in the Trust Estate is 10% or less of the original aggregate Loan Balance of the Mortgage Loans as of the Cut-Off Date and (ii) under certain circumstances relating to the qualification of the Lower-Tier REMIC or Upper-Tier REMIC as a REMIC under the Code, the Mortgage Loans may be sold, thereby affecting the early retirement of the Certificates.

      The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in the form required by the Pooling and Servicing Agreement duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of like Class, tenor and a like aggregate fractional undivided interest in the Trust Estate will be issued to the designated transferee or transferees.

      Notwithstanding the foregoing, no sale or other transfer of record or beneficial ownership of a Class B Certificate shall be made unless the Trustee shall have received a representation letter from the transferee of such Class B Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of the Employee Retirement Income Security Act nor a plan nor other arrangement subject to Section 4975 of the Code (collectively, a "Plan"), nor is acting on behalf of any Plan nor using the assets of any Plan to affect such transfer.

      The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

      The Class B Certificates are issuable only as registered Certificates in minimum denomination of 10% Percentage Interest. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing the same Percentage Interest as the Class B Certificates exchanged.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.


                                    EQUIVANTAGE HOME EQUITY
                                      LOAN TRUST 1997-1

                                    By:  NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION, as Trustee


                                    By:
                                       -------------------------------
                                        Name:
                                        Title:

Trustee's Authentication

NORWEST BANK MINNESOTA,
  NATIONAL ASSOCIATION
  as Trustee


By:
   -------------------------------
    Name:
    Title:


Dated: March 27, 1997

                                                                   EXHIBIT C-1

                         FORM OF CLASS RL CERTIFICATE

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY BE MADE ONLY IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.8 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

      SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN THE ONLY "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G and 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

      TRANSFER OF THIS CLASS RL CERTIFICATE IS RESTRICTED AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT. NO TRANSFER OF THIS CLASS RL CERTIFICATE MAY BE MADE TO A "DISQUALIFIED ORGANIZATION" AS DEFINED IN SECTION 860E(e)(5) OF THE CODE. SUCH TERM INCLUDES THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN CERTAIN TAXABLE INSTRUMENTALITIES), ANY COOPERATIVE ORGANIZATION FURNISHING ELECTRIC ENERGY OR PROVIDING TELEPHONE SERVICE TO PERSONS IN RURAL AREAS, OR ANY ORGANIZATION (OTHER THAN A FARMERS' COOPERATIVE) THAT IS EXEMPT FROM FEDERAL INCOME TAX UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX ON UNRELATED BUSINESS INCOME. NO TRANSFER OF THIS CLASS RL CERTIFICATE WILL BE REGISTERED BY THE TRUSTEE UNLESS THE PROPOSED TRANSFEREE HAS DELIVERED AN AFFIDAVIT AFFIRMING, AMONG OTHER THINGS, THAT THE PROPOSED TRANSFEREE IS NOT A DISQUALIFIED ORGANIZATION AND IS NOT ACQUIRING THE CLASS RL CERTIFICATE FOR THE ACCOUNT OF A DISQUALIFIED ORGANIZATION. A COPY OF THE FORM OF AFFIDAVIT REQUIRED OF EACH PROPOSED TRANSFEREE IS ON FILE AND AVAILABLE FROM THE TRUSTEE.


                                    C-1-1

      A TRANSFER IN VIOLATION OF THE APPLICABLE RESTRICTIONS MAY GIVE RISE TO A SUBSTANTIAL TAX UPON THE TRANSFEROR OR, IN CERTAIN CASES, UPON AN AGENT ACTING FOR THE TRANSFEREE. A PASS-THRU ENTITY THAT HOLDS THIS CLASS RL CERTIFICATE AND THAT HAS A DISQUALIFIED ORGANIZATION AS A RECORD OWNER IN ANY TAXABLE YEAR GENERALLY WILL BE SUBJECT TO A TAX FOR EACH SUCH YEAR EQUAL TO THE PRODUCT OF
(A) THE AMOUNT OF EXCESS INCLUSIONS WITH RESPECT TO THE PORTION OF THIS CERTIFICATE OWNED THROUGH SUCH PASS-THRU ENTITY BY SUCH DISQUALIFIED ORGANIZATION, AND (B) THE HIGHEST MARGINAL FEDERAL TAX RATE ON CORPORATIONS. FOR PURPOSES OF THE PRECEDING SENTENCE, THE TERM "PASS-THRU" ENTITY INCLUDES REGULATED INVESTMENT COMPANIES, REAL ESTATE INVESTMENT TRUSTS, COMMON TRUST FUNDS, PARTNERSHIPS, TRUSTS, ESTATES, COOPERATIVES TO WHICH PART I OF SUBCHAPTER I OF THE CODE APPLIES AND, EXCEPT AS PROVIDED IN REGULATIONS, NOMINEES.


                  EQUIVANTAGE HOME EQUITY LOAN TRUST 1997-1
                  HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
                                   CLASS RL

 Representing Certain Interests Relating to a Pool of Mortgage Loans Formed by
                  EquiVantage Acceptance Corp. and Serviced by

                               EQUIVANTAGE INC.

      (This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, EquiVantage Acceptance Corp., EquiVantage Inc., any Originator or any of their subsidiaries and affiliates. This Certificate represents a fractional residual ownership interest in the Lower-Tier REMIC described in the Pooling and Servicing Agreement.)

No:  RL-1                                 Date: March 27, 1997

Percentage Interest: 100%                                 March 25, 2028
                                                   ----------------------------
                                                   Final Scheduled Payment Date

                          EQUIVANTAGE ACCEPTANCE CORP.
                          ----------------------------
                               Registered Owner


                                    C-1-2

      THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

      NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

      This Certificate is one of a Class of duly-authorized Certificates designated as EquiVantage Home Equity Loan Trust 1997-1, Home Equity Loan Asset-Backed Certificates, Class RL (the "Class RL Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are Certificates designated as the Class A Certificates, Class B Certificates, and Class RU Certificates (together with the Class RL Certificates, the "Certificates.")

      Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date"), commencing April 25, 1997, to the Owners of the Class RL Certificates as of the close of business on the first Business Day of the calendar month in which such Payment Date occurs (the "Record Date"), the Trustee will distribute to each Owner of the Class RL Certificates such Owner's Percentage Interest multiplied by the amounts then available to be distributed to the Owners of the Class RL Certificates. No significant distributions are anticipated to be made.

      Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

      The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable state or local law by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

      EquiVantage Inc., as Servicer, pursuant to the related Servicing Agreement will service the Mortgage Loans. The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the


                                    C-1-3
servicing and administration of the Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under either Servicing Agreement.

      No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

      Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

      The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of (i) the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate or (ii) at any time when a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC is effected as described in the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement provides that (i) the Owners of the Class RL Certificates or, if such Owners decline to exercise, the Servicer or, if the Servicer declines to exercise, the Certificate Insurer, may, at their respective options, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Remittance Date when the aggregate outstanding Loan Balances of the Mortgage Loans in the Trust Estate is 10% or less of the original aggregate Loan Balance of the Mortgage Loans as of the Cut-Off Date and (ii) under certain circumstances relating to the qualification of the Lower-Tier REMIC or Upper-Tier REMIC as a REMIC under the Code, the Mortgage Loans may be sold, thereby affecting the early retirement of the Certificates.

      The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in the form set forth in the Pooling and Servicing Agreement duly executed by, the Owner hereof or his


                                    C-1-4
attorney duly authorized in writing, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

      Notwithstanding the foregoing, no sale or other transfer of record or beneficial ownership of a Class RL Certificate shall be made unless the Trustee shall have received a representation letter from the transferee of such Class RL Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of the Employee Retirement Income Security Act nor a plan nor other arrangement subject to Section 4975 of the Code (collectively, a "Plan"), nor is acting on behalf of any Plan nor using the assets of any Plan to affect such transfer.

      The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

      The Class RL Certificates are issuable only as registered Certificates. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class RL Certificates are exchangeable for new Class RL Certificates evidencing the same Percentage Interest as the Class RL Certificates exchanged.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.


                                    C-1-5

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.


                                    EQUIVANTAGE HOME EQUITY
                                      LOAN TRUST 1997-1

                                    By:  NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION, as Trustee


                                    By:
                                       -------------------------------
                                        Name:
                                        Title:


Trustee Authentication

NORWEST BANK MINNESOTA,
  NATIONAL ASSOCIATION, as Trustee


By:
   -------------------------------
    Name:
    Title:


Dated: March 27, 1997


                                    C-1-6

                                                                   EXHIBIT C-2
                         FORM OF CLASS RU CERTIFICATE

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY BE MADE ONLY IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.8 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

      SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN THE ONLY "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G and 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

      TRANSFER OF THIS CLASS RU CERTIFICATE IS RESTRICTED AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT. NO TRANSFER OF THIS CLASS RU CERTIFICATE MAY BE MADE TO A "DISQUALIFIED ORGANIZATION" AS DEFINED IN SECTION 860E(e)(5) OF THE CODE. SUCH TERM INCLUDES THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN CERTAIN TAXABLE INSTRUMENTALITIES), ANY COOPERATIVE ORGANIZATION FURNISHING ELECTRIC ENERGY OR PROVIDING TELEPHONE SERVICE TO PERSONS IN RURAL AREAS, OR ANY ORGANIZATION (OTHER THAN A FARMERS' COOPERATIVE) THAT IS EXEMPT FROM FEDERAL INCOME TAX UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX ON UNRELATED BUSINESS INCOME. NO TRANSFER OF THIS CLASS RU CERTIFICATE WILL BE REGISTERED BY THE TRUSTEE UNLESS THE PROPOSED TRANSFEREE HAS DELIVERED AN AFFIDAVIT AFFIRMING, AMONG OTHER THINGS, THAT THE PROPOSED TRANSFEREE IS NOT A DISQUALIFIED ORGANIZATION AND IS NOT ACQUIRING THE CLASS RU CERTIFICATE FOR THE ACCOUNT OF A DISQUALIFIED ORGANIZATION. A COPY OF THE FORM OF AFFIDAVIT REQUIRED OF EACH PROPOSED TRANSFEREE IS ON FILE AND AVAILABLE FROM THE TRUSTEE.


                                    C-2-1

      A TRANSFER IN VIOLATION OF THE APPLICABLE RESTRICTIONS MAY GIVE RISE TO A SUBSTANTIAL TAX UPON THE TRANSFEROR OR, IN CERTAIN CASES, UPON AN AGENT ACTING FOR THE TRANSFEREE. A PASS-THRU ENTITY THAT HOLDS THIS CLASS RU CERTIFICATE AND THAT HAS A DISQUALIFIED ORGANIZATION AS A RECORD OWNER IN ANY TAXABLE YEAR GENERALLY WILL BE SUBJECT TO A TAX FOR EACH SUCH YEAR EQUAL TO THE PRODUCT OF
(A) THE AMOUNT OF EXCESS INCLUSIONS WITH RESPECT TO THE PORTION OF THIS CERTIFICATE OWNED THROUGH SUCH PASS-THRU ENTITY BY SUCH DISQUALIFIED ORGANIZATION, AND (B) THE HIGHEST MARGINAL FEDERAL TAX RATE ON CORPORATIONS. FOR PURPOSES OF THE PRECEDING SENTENCE, THE TERM "PASS-THRU" ENTITY INCLUDES REGULATED INVESTMENT COMPANIES, REAL ESTATE INVESTMENT TRUSTS, COMMON TRUST FUNDS, PARTNERSHIPS, TRUSTS, ESTATES, COOPERATIVES TO WHICH PART I OF SUBCHAPTER I OF THE CODE APPLIES AND, EXCEPT AS PROVIDED IN REGULATIONS, NOMINEES.


                  EQUIVANTAGE HOME EQUITY LOAN TRUST 1997-1
                  HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
                                   CLASS RU

 Representing Certain Interests Relating to a Pool of Mortgage Loans Formed by
                  EquiVantage Acceptance Corp. and Serviced by

                               EQUIVANTAGE INC.

      (This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by EquiVantage Acceptance Corp., EquiVantage Inc., any Originator or any of their subsidiaries and affiliates. This Certificate represents a fractional residual ownership interest in the Upper-Tier REMIC described in the Pooling and Servicing Agreement.)

No:  RU-1                                       Date: March 27, 1997

Percentage Interest: 100%                                   March 25, 2028
                                                    ----------------------------
                                                    Final Scheduled Payment Date

                          EQUIVANTAGE ACCEPTANCE CORP.
                          ----------------------------
                               Registered Owner


                                    C-2-2

      THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

      NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

      This Certificate is one of a Class of duly-authorized Certificates designated as EquiVantage Home Equity Loan Trust 1997-1, Home Equity Loan Asset-Backed Certificates, Series 1997-1, Class RU (the "RU Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are Certificates designated as the Class A Certificates, Class B Certificates and Class RL Certificates (together with the Class RU Certificates, the "Certificates.")

      Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date"), commencing April 25, 1997, to the Owners of the Class RU Certificates as of the close of business on the first Business Day of the calendar month immediately preceding the calendar month in which such Payment Date occurs (the "Record Date"), the Trustee will distribute to each Owner of the Class RU Certificates such Owner's Percentage Interest multiplied by the amounts then available to be distributed to the Owners of the Class RU Certificates. No significant distributions are anticipated to be made.

      Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

      The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable state or local law by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

      EquiVantage Inc., as Servicer, pursuant to the Pooling and Servicing Agreement will service the Mortgage Loans. The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the


                                    C-2-3
servicing and administration of the Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

      No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

      Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

      The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of (i) the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate or (ii) at any time when a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC is effected as described in the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement provides that (i) the Owners of the Class RL Certificates or, if such Owners decline to exercise, the Servicer or, if the Servicer decline to exercise, the Certificate Insurer, may, at their respective options, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Remittance Date when the aggregate outstanding Loan Balances of the Mortgage Loans is 10% or less of the original aggregate Loan Balance of the Mortgage Loans as of the Cut-Off Date and (ii) under certain circumstances relating to the qualifications of the Lower-Tier REMIC or Upper-Tier REMIC as a REMIC under the Code, the Mortgage Loans may be sold, thereby affecting the early retirement of the Certificates.

      The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in the form set forth in the Pooling and Servicing Agreement duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.


                                    C-2-4

      Notwithstanding the foregoing, no sale or other transfer of record or beneficial ownership of a Class RU Certificate shall be made unless the Trustee shall have received a representation letter from the transferee of such Class RU Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of the Employee Retirement Income Security Act nor a plan nor other arrangement subject to Section 4975 of the Code (collectively, a "Plan"), nor is acting on behalf of any Plan nor using the assets of any Plan to affect such transfer.

      The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

      The Class RU Certificates are issuable only as registered Certificates. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class RU Certificates are exchangeable for new Class RU Certificates evidencing the same Percentage Interest as the Class RU Certificates exchanged.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.


                                    C-2-5

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.


                                    EQUIVANTAGE HOME EQUITY
                                      LOAN TRUST 1997-1

                                    By:  NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION, as Trustee


                                    By:
                                       -------------------------------
                                        Name:
                                        Title:


Trustee Authentication

NORWEST BANK MINNESOTA,
  NATIONAL ASSOCIATION, as Trustee


By:
   -------------------------------
    Name:
    Title:


Dated: March 27, 1997


                                    C-2-6

                                                                       EXHIBIT D

                   FORM OF CERTIFICATE REGARDING PREPAID LOANS

      I, John E. Smith, President of EquiVantage Acceptance Corp., a Delaware corporation, as sponsor (the "Sponsor"), hereby certify that between the "Cut-off Date" (as defined in the Pooling and Servicing Agreement dated as of March 1, 1997 among the Sponsor, EquiVantage Inc., a Delaware corporation, as servicer, and Norwest Bank Minnesota, National Association, as trustee) and the date hereof the following schedule of "Mortgage Loans" (as defined in such Pooling and Servicing Agreement) has been prepaid in full.


Dated:  March 27, 1997


                                             By:
                                                 -----------------------------
                                                  John E. Smith
                                                  President

                                                                       EXHIBIT E

                  FORM OF TRUSTEE'S ACKNOWLEDGMENT OF RECEIPT

      Norwest Bank Minnesota, National Association, a national banking corporation, in its capacity as trustee (the "Trustee") under that certain Pooling and Servicing Agreement dated as of March 1, 1997 (the "Pooling and Servicing Agreement") by and among EquiVantage Acceptance Corp., a Delaware corporation, as sponsor (the "Sponsor"), EquiVantage Inc., a Delaware corporation, as servicer, and the Trustee, hereby acknowledges receipt of the items delivered to it by the Sponsor with respect to the Mortgage Loans of the Pooling and Servicing Agreement.

      The Schedule of Mortgage Loans is deemed attached to this Receipt.

      The Trustee hereby additionally acknowledges that it shall review such items as required by Section 3.6(a) of the Pooling and Servicing Agreement and shall otherwise comply with Section 3.6(b) of the Pooling and Servicing Agreement as required thereby.

                                         NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION,
                                          as Trustee


                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:


Dated: March 27, 1997

                  [SEE SCHEDULE I - SCHEDULE OF MORTGAGE LOANS]

                                                                       EXHIBIT F

                           FORM OF POOL CERTIFICATION

      WHEREAS, the undersigned is an Authorized Officer of Norwest Bank Minnesota, National Association, a national banking association, acting in its capacity as trustee (the "Trustee") of a certain pool of mortgage loans (the "Pool") heretofore conveyed in trust to the Trustee pursuant to that certain Pooling and Servicing Agreement dated as of March 1, 1997 (the "Pooling and Servicing Agreement") by and among EquiVantage Acceptance Corp., a Delaware corporation, as sponsor (the "Sponsor"), EquiVantage Inc., a Delaware corporation, as Servicer, and the Trustee;

      WHEREAS, the Trustee is required, pursuant to Section 3.6(a) of the Pooling and Servicing Agreement, to review the Files relating to the Pool within a specified period following the Startup Day and to notify the Sponsor promptly of any defects with respect to the Pool, and the Sponsor is required to remedy such defects or take certain other action, all as set forth in Section 3.6(b) of the Pooling and Servicing Agreement; and

      WHEREAS, Section 3.6(a) of the Pooling and Servicing Agreement requires the Trustee to deliver this Pool Certification upon the satisfaction of certain conditions set forth therein.

      NOW, THEREFORE, the Trustee hereby certifies that it has determined that all required documents (or certified copies of documents listed in Section 3.5 of the Pooling and Servicing Agreement) have been executed or received, and that such documents relate to the Mortgage Loans identified in the Schedule of Mortgage Loans pursuant to Section 3.5(a) of the Pooling and Servicing Agreement or, in the event that such documents have not been executed and received or do not so relate to such Mortgage Loans, any remedial action by the Sponsor pursuant to Section 3.6(b) of the Pooling and Servicing Agreement has been completed, except as noted in the list of exceptions attached. The Trustee makes no certification hereby, however, with respect to any intervening assignments or assumption and modification agreements.


                                         NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION, as Trustee


                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:


Dated:  March 27, 1997

                                                                       EXHIBIT G

                             FORM OF DELIVERY ORDER


                                               March 27, 1997


Norwest Bank Minnesota,
  National Association
Norwest Center
Sixth Street & Marquette Avenue
Minneapolis, Minnesota 55479-0070
Attention:  Corporate Trust Services

Ladies and Gentlemen:

      Pursuant to Article IV of the Pooling and Servicing Agreement dated as of March 1, 1997 (the "Pooling and Servicing Agreement") by and among EquiVantage Acceptance Corp., a Delaware corporation, as sponsor (the "Sponsor"), EquiVantage Inc., a Delaware corporation, as servicer, and Norwest Bank Minnesota, National Association, as trustee, the Sponsor hereby certifies that all conditions precedent to the issuance of EquiVantage Home Equity Loan Trust 1997-1, Home Equity Loan Asset-Backed Certificates, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class B and the Residual Certificates (collectively, the "Certificates"), have been satisfied and hereby requests you to authenticate and deliver said Certificates, and to release said Certificates to the Owners thereof, or otherwise upon their order.

                                    Very truly yours,

                                    EQUIVANTAGE ACCEPTANCE CORP.


                                    By:
                                        -------------------------------------
                                        Name:  John E. Smith
                                        Title:  President

                                                                       EXHIBIT H

                FORM OF CLASS R TAX MATTERS TRANSFER CERTIFICATE

                                           AFFIDAVIT PURSUANT TO SECTION 860E(e)
                                           OF THE INTERNAL REVENUE CODE OF 1986,
                                           AS AMENDED


STATE OF                )
                        )  ss:
COUNTY OF               )

      [NAME OF OFFICER], being first duly sworn, deposes and says:

      1. That [s/he] is [Title of Officer] of [Name of Investor] (the "Investor"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________] [the United States], on behalf of which [s/he] makes this affidavit.

      2. That (i) the Investor is not a "disqualified organization" and will not be a "disqualified organization" as of [date of transfer] (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than certain taxable instrumentalities), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas, or any organization (other than a farmers' cooperative) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income);
(ii) it is not acquiring the Class R Certificates for the account of a disqualified organization; (iii) it consents to any amendment of the Pooling and Servicing Agreement that shall be deemed necessary by the Trustee (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Class R Certificates will not be owned directly or indirectly by a disqualified organization; and (iv) it will not transfer any such Class R Certificate unless
(a) it has received from the transferee an affidavit in substantially the same form as this affidavit containing these same four representations and (b) as of the time of the transfer, it does not have actual knowledge that such affidavit is false.

      IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this __ day of __________, ____.

                                    [NAME OF INVESTOR]


                                    By:
                                        -------------------------------------
                                         [Name of Officer]
                                         [Title of Officer]


[Corporate Seal]

Attest:


-------------------------------
[Assistant] Secretary

      Personally appeared before me the above-named [Name of Officer], known or proved to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

      Subscribed and sworn before me this ____ day of _______, ____.



---------------------------
NOTARY PUBLIC

COUNTY OF ___________________________

STATE OF  ___________________________

               My commission expires the ____ day of _______________, ____.

                                                                       EXHIBIT I

                                     Form of
                                 Monthly Report

                          EquiVantage Acceptance Corp.
                   Home Equity Loan Asset-Backed Certificates
                                  Series 1997-1

                               Statement to Owners


                                                                              INTEREST
            ORIGINAL      BEGINNING                   INTEREST    TOTAL       CARRY        ENDING
            CERTIFICATE   CERTIFICATE  PRINCIPAL      DISTRI-     DISTRI-     FORWARD      CERTIFICATE
CLASS       FACE VALUE    BALANCE      DISTRIBUTION   BUTION      BUTION      AMOUNT       BALANCE
-----       ----------    -------      ------------   ------      ------      ------       -------

A-1         $29,400,000

A-2         $19,900,000

A-3         $13,700,000

A-4         $ 7,000,000

A-5         $15,000,000

B           $__________

RU

TOTAL

AMOUNT PER $1,000 UNIT

                          BEGINNING                   INTEREST    TOTAL       CURRENT      ENDING
                          CERTIFICATE  PRINCIPAL      DISTRI-     DISTRI-     PRINCIPAL    CERTIFICATE
CLASS       CUSIP         BALANCE      DISTRIBUTION   BUTION      BUTION      BALANCE      BALANCE
-----       -----         -------      ------------   ------      ------      -------      -------

A-1         29476Y AQ 2

A-2         29476Y AR 0

A-3         29476Y AS 8

A-4         29476Y AT 6

A-5         29476Y AU 3

B

RU

PASS THROUGH RATES

                    ORIGINAL PASS-     CURRENT PASS
      CLASS         THROUGH RATE       THROUGH RATE     CLASS    RECORD DATE
      -----         ------------       ------------     -----    -----------

       A-1             6.650%               %            A-1

       A-2             6.975%               %            A-2

       A-3             7.550%               %            A-3

       A-4             7.275%               %            A-4

       A-5          Adjustable Rate         %            A-5

        B                                   %             B

       RU                                   %

SPONSOR:       EquiVantage Acceptance Corp.
SERVICER:      EquiVantage Inc.
SUB-SERVICER:  Transworld Mortgage Corporation


LEAD UNDERWRITER:  Prudential Securities Incorporated
RECORD DATE:
DISTRIBUTION DATE:                           FACTOR INFORMATION:________________

PLEASE DIRECT ANY QUESTIONS OR COMMENTS TO THE FOLLOWING ADMINISTRATOR:

                                   Trust Administrator

                                   Norwest Bank Minnesota, National Association
                                   Sixth Street & Marquette Avenue
                                   Minneapolis, Minnesota 55479-0070
                                   Attention: Corporate Trust Services
                                   (612) 667-5786

Distribution Period:

                  Information pursuant to Section 7.8(a) of the
            Pooling and Servicing Agreement dated as of March 1, 1997

i)    Distribution to each Class of Certificates

ii)   Principal Distributions to the Certificates:
               Scheduled Principal
               Prepayments
               Paid-in-Full Loans
               Other Unscheduled Recoveries of Principal
               Substitution Amounts
               Loan Repurchases
               Principal Portion of Liquidation Proceeds
               Subordination Increase Amount
                         Total Principal

iii)  Interest distributions to the Certificate Owners

iv)   Monthly Remittance Amount for each Mortgage Loan Group
      Principal Interest

v)    Certificate Principal Balances

vi)   Amounts described in Sections 7.5(b)(iii), (iv) and (xii)

vii)  Insured Payment included in distributions to the Owners
      Aggregate unreimbursed Insured Payments since the Closing
      Date

viii) Information furnished by the Sponsor pursuant to Section
      6049(d)(7)(c)

ix) Substitution Amounts and Loan Purchase Price Amounts included in the distribution

x)    Subordination Reduction Amount

xi)   Realized Losses
      [Cumulative Loss Amount]
      [Rolling Three Month Delinquency Rate]

xii)  Certificate Factors

xiii) Insurance Proceeds

xiv) Specified Subordinated Amount (aggregate and for each Morgtgage Loan Group)

xv) Weighted average Coupon Rate and weighted average maturity of Mortgage Loans for each Mortgage Loan Group

xvi)  Aggregate Loan Balances for each Mortgage Loan Group

Distribution Period:

                            As to all Mortgage Loans

Delinquency Advances Made

Paid-In-Full Compensating Interest

Accrued Servicing Fees

Servicing Fees Retained

Trustee Fees

Premium Amount

                                       Current                   Next
                                    Distribution             Distribution
                                        Date                     Date
                                    ------------             ------------

Available Funds

Available Funds

Available Funds Shortfall


Amortized Subordinated Amount
     Requirement

Excess Subordinated Amount

Specified Subordinated Amount

Subordinated Amount

Subordination Deficiency Amount

Subordination Deficit

Subordination Increase Amount

Subordination Reduction Amount

Principal Carry Forward Amount

Principal Distribution Amount

Reimbursement Amount

Balance of Largest Loan

                                EquiVantage Inc.
                         Transworld Mortgage Corporation
                       Monthly Delinquency Summary Report
                     EquiVantage Mortgage Loan Trust 1997-1

                           Dates as of ___________________

Class A Certificates

      Ending Number of Loans:
      Ending Principal Balance:

DELINQUENT LOANS                           Count      Percent     Principal Bal.   Percent
      GROSS Delinquent Loans - Status
      1.    30 - 59 Days Delinquent
      2.    60 - 89 Days Delinquent
      3.    90 or More Days Delinquent

      GROSS Total Delinquencies

      Foreclosure Loans - Status           Count      Percent     Principal Bal.   Percent

      1.    Current
      2.    30 - 59 Days Delinquent
      3.    60 - 89 Days Delinquent
      4.    90 or More Days Delinquent

      Total Foreclosures

      Bankruptcy Loans - Status            Count      Percent     Principal Bal.   Percent

      1.    Current
      2.    30 - 59 Days Delinquent
      3.    60 - 89 Days Delinquent
      4.    90 or More Days Delinquent

      Total Bankruptcies

      REO Loans - Status from Foreclosure  Count      Percent     Principal Bal.   Percent     Book Value

      1.    30 - 59 Days
      2.    60 - 89 Days
      3.    90 or More Days

      Total REO

      NET DELINQUENCY (Gross Delinquent less Foreclosure, Bankruptcy, REO)

                                           Count     Percent     Principal Bal.    Percent

      1.    30 - 59 Days Delinquent
      2.    60 - 89 Days Delinquent
      3.    90 or More Days Delinquent

      NET DELINQUENCY TOTALS

                                                                       EXHIBIT J

                        FORM OF SERVICER'S TRUST RECEIPT

To:   Norwest Bank Minnesota, National Association
      Sixth Street & Marquette Avenue
      Minneapolis, Minnesota 55479-0070

Attn: Corporate Trust Services

                                                      Date:____________________


      In connection with the administration of the mortgage loans held by you, as Trustee under a certain Pooling and Servicing Agreement dated as of March 1, 1997 by and among EquiVantage Acceptance Corp., as sponsor, EquiVantage Inc., as servicer (the "Servicer"), and you, as Trustee (the "Agreement"), the Servicer hereby requests a release of the File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below:

Mortgagor's Name:

Loan No.:

Reason for requesting file:

_______ 1.  Mortgage Loan paid in full.

                              (The Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Certificate Account (whichever is applicable) pursuant to the Agreement.)

_______ 2.  Mortgage Loan repurchased pursuant to the Agreement.

                              (The Servicer hereby certifies that the Loan
                              Purchase Price has been or will be paid to the Certificate Account pursuant to the Agreement.)

_______ 3.  Mortgage Loan substituted.

                              (The Servicer hereby certifies that a Qualified Replacement Mortgage has been or will be assigned and delivered to you along with the related File pursuant to the Agreement.)

_______ 4.  The Mortgage Loan is being foreclosed.


_______ 5.  Other.  (Describe)

Total Number of Mortgage Loans currently held under the Agreement: ____________

Total Number of Files now held by the Servicer: _______________________________


      The undersigned (i) acknowledges that the above File will be held by the undersigned in accordance with the provisions of the Agreement and will be returned to you, except if the Mortgage Loan has been paid in full, foreclosed, repurchased or substituted for by a Qualified Replacement Mortgage (in which case the File will be retained by us permanently), and (ii) certifies that all conditions precedent for delivery of the File requested by this Trust Receipt have been satisfied.

      Capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

                                    EQUIVANTAGE INC.


                                    By:
                                        -------------------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT K

                           FORM OF LIQUIDATION REPORT

1.    Type of Liquidation (REO disposition/charge-off/short pay-off)

      -     Date last paid
      -     Date of foreclosure
      -     Date of REO
      -     Date of REO disposition
      -     Property sale price/estimated market value at disposition

2.    Liquidation Proceeds

      Principal Prepayment             $ ________
      Property Sale Proceeds             ________
      Insurance Proceeds                 ________
      Other (itemize)                    ________

3.    Liquidation expenses

      Servicing Advances               $ ________
      Delinquency Advances               ________
      Contingency Fees                   ________
      Servicing Fees                     ________
      Annual Expense Escrow Amount       ________
      Supplemental Fee (if any)          ________
      Additional Interest (if any)       ________

4.    Net Liquidation Proceeds         $ ________
      (Item 2 minus item 3)

5.    Principal Balance of Mortgage Loan    $ ________

                                                                       EXHIBIT L

                            SPECIAL POWER OF ATTORNEY

      KNOWN ALL MEN BY THESE PRESENTS, that I, ____________, ____________ of EquiVantage Inc. (the "Originator"), do hereby constitute and appoint Norwest Bank Minnesota, National Association, as the true and lawful attorney for the Originator and its name, place and stead, to record the assignments of mortgage with respect to the Mortgage Loans transferred to the Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), under that Pooling and Servicing Agreement dated as of March 1, 1997 by and among EquiVantage Acceptance Corp., as Sponsor, the Originator, as Servicer, and the Trustee, and to do and perform all other things and acts relating to such assignments of mortgage as may be necessary to effectuate the transfer of such Mortgage Loans to the Trustee, including the execution and delivery of new assignments of mortgage where necessary to comply with applicable real estate recording laws at the time of recordation.

      This power of attorney is irrevocable and is coupled with an interest in the Mortgage Loans, and it may at all times be relied upon by any person, firm or corporation dealing with the attorney named herein as remaining in full force and effect, and such person, firm or corporation shall have no liability to the Originator with respect thereto.

      WITNESS the following signature this ___ day of _______, 19__.

                                          EQUIVANTAGE INC.


                                          By:
                                              -----------------------------
                                               Name:
                                               Title:

STATE OF NEW YORK
COUNTY OF NEW YORK, to-wit:

      I, ______________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that _______________, who acknowledged himself to be the __________________ of EquiVantage Inc., a Delaware corporation, personally appeared before me in the jurisdiction aforesaid and that he as such ________________ executed the foregoing instrument on behalf of said corporation for the purposes therein contained.

      Witness my hand and official seal this ____ day of _______, 19__.


                                                                          (SEAL)
                                          -------------------------------
                                          Notary Public
                                          My Commission Expires:


                                       L-1